REGISTRATION STATEMENT NO.333-101814
                                                                       811-21266


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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 5

                                       AND

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                 AMENDMENT NO. 6

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               TLAC SEPARATE ACCOUNT TWELVE FOR VARIABLE ANNUITIES
                           (Exact name of Registrant)

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                               (Name of Depositor)

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                                  One Cityplace
                        HARTFORD, CONNECTICUT 06103-3415
              (Address of Depositor's Principal Executive Offices)

        Depositor's Telephone Number, including area code: (860) 308-1000

                                ERNEST J. WRIGHT
                     The Travelers Life and Annuity Company
                                  One Cityplace
                        Hartford, Connecticut 06103-3415
                     (Name and Address of Agent for Service)

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Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

[N/A]    immediately upon filing pursuant to paragraph (b) of Rule 485.

[X]      on May 2, 2005 pursuant to paragraph (b) of Rule 485.

[N/A]    __ days after filing pursuant to paragraph (a)(1) of Rule 485.

[ N/A ]  on _______ pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ N/A ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


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                                     PART A
                                   PROSPECTUS

                   PIONEER ANNUISTAR PLUS ANNUITY PROSPECTUS:
               TIC SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
               TLAC SEPARATE ACCOUNT TWELVE FOR VARIABLE ANNUITIES

This prospectus describes PIONEER ANNUISTAR PLUS ANNUITY, a flexible premium deferred variable annuity contract (the "Contract") issued by The Travelers Insurance Company or The Travelers Life and Annuity Company. The Travelers Life and Annuity Company does not solicit or issue insurance products in the state of New York. Refer to the first page of your Contract for the name of your issuing company. The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment ("Qualified Contracts") as well as those that do not qualify for such treatment ("Non-qualified Contracts"). We may issue it as an individual contract or as a group contract. When we issue a group contract, you will receive a certificate summarizing the Contract's provisions. For convenience, we refer to contracts and certificates as "Contracts."

You can choose to have your premium ("Purchase Payments") and any associated Purchase Payment Credits accumulate on a variable and/or, subject to availability, fixed basis in one of our funding options. Your Contract Value before the Maturity Date and the amount of monthly income afterwards will vary daily to reflect the investment experience of the Variable Funding Options you select. You bear the investment risk of investing in the Variable Funding Options. The Variable Funding Options are:

Money Market Portfolio                                                  Pioneer Global High Yield VCT Portfolio -- Class II Shares
AIM VARIABLE INSURANCE FUNDS                                            Pioneer Growth Shares VCT Portfolio -- Class II Shares
  AIM V.I. Capital Appreciation Fund -- Series II Shares(1)             Pioneer High Yield VCT Portfolio -- Class II Shares
  AIM V.I. Mid Cap Core Equity Fund -- Series II Shares(2)              Pioneer Ibbotson Aggressive Allocation VCT Portfolio --
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST                      Class II Shares
  Franklin Rising Dividends Securities Fund -- Class 2 Shares           Pioneer Ibbotson Growth Allocation VCT Portfolio --
  Franklin Small-Mid Cap Growth Securities Fund --                        Class II Shares
    Class 2 Shares(3)                                                   Pioneer Ibbotson Moderate Allocation VCT Portfolio --
  Templeton Foreign Securities Fund -- Class 2 Shares                     Class II Shares
GREENWICH STREET SERIES FUND                                            Pioneer International Value VCT Portfolio -- Class II Shares
  Salomon Brothers Variable Aggressive Growth Fund --                   Pioneer Mid Cap Value VCT Portfolio -- Class II Shares
    Class II Shares                                                     Pioneer Oak Ridge Large Cap Growth VCT Portfolio --
OPPENHEIMER VARIABLE ACCOUNT FUNDS                                        Class II Shares
  Oppenheimer Capital Appreciation Fund/VA -- Service Shares            Pioneer Papp America-Pacific Rim VCT Portfolio
  Oppenheimer Global Securities Fund/VA -- Service Shares               Pioneer Papp Small and Mid Cap Growth Portfolio VCT --
PIONEER VARIABLE CONTRACTS TRUST                                          Class II Shares
  Pioneer America Income VCT Portfolio -- Class II Shares               Pioneer Real Estate Shares VCT Portfolio -- Class II Shares
  Pioneer Balanced VCT Portfolio -- Class II Shares                     Pioneer Small Cap Value VCT Portfolio -- Class II
  Pioneer Cullen Value VCT Portfolio -- Class II Shares                 Pioneer Small Company VCT Portfolio -- Class II Shares
  Pioneer Emerging Markets VCT Portfolio -- Class II Shares             Pioneer Strategic Income VCT Portfolio -- Class II Shares
  Pioneer Equity Income VCT Portfolio -- Class II Shares                Pioneer Value VCT Portfolio -- Class II Shares
  Pioneer Equity Opportunities VCT Portfolio -- Class II Shares       SALOMON BROTHERS VARIABLE SERIES FUNDS INC.
  Pioneer Europe VCT Portfolio -- Class II Shares                       All Cap Fund -- Class II
  Pioneer Fund VCT Portfolio -- Class II Shares                         Total Return Fund -- Class II

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(1) Formerly AIM V.I. Capital Appreciation Fund -- Series II          (3) Formerly Franklin Small Cap Fund -- Class 2 Shares
(2) Formerly AIM V.I. Mid Cap Core Equity -- Series II

We also offer variable annuity contracts that do not have Purchase Payment Credits, and therefore may have lower fees. Over time, the value of the Purchase Payment Credits could be more than offset by higher charges. You should carefully consider whether or not this Contract is the most appropriate investment for you.

The Contract, certain contract features and/or some of the funding options may not be available in all states.

This prospectus provides the information that you should know before investing in the Contract. Please keep this prospectus for future reference. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information ("SAI") dated May 2, 2005. We filed the SAI with the Securities and Exchange Commission ("SEC"), and it is incorporated by reference into this prospectus. To request a copy, write to Travelers Life & Annuity at One Cityplace, 3CP, Hartford, Connecticut 06103-3415, call 1-866-291-2474 or access the SEC's website (http://www.sec.gov). See Appendix E for the SAI's table of contents.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OF ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                          PROSPECTUS DATED MAY 2, 2005

                                                 TABLE OF CONTENTS

Glossary.............................................   3    The Annuity Period....................................  48
Summary..............................................   5      Maturity Date.......................................  48
Fee Table............................................   9      Allocation of Annuity...............................  48
Condensed Financial Information......................  16      Variable Annuity....................................  48
The Annuity Contract.................................  16      Fixed Annuity.......................................  49
  Contract Owner Inquiries...........................  17    Payment Options.......................................  49
  Purchase Payments..................................  17      Election of Options.................................  49
  Purchase Payment Credits...........................  18      Annuity Options.....................................  49
  Accumulation Units.................................  18      Variable Liquidity Benefit..........................  50
  The Variable Funding Options.......................  19    Miscellaneous Contract Provisions.....................  50
The Fixed Account....................................  22      Right to Return.....................................  50
Charges and Deductions...............................  22      Termination.........................................  51
  General............................................  22      Required Reports....................................  51
  Withdrawal Charge..................................  23      Suspension of Payments..............................  51
  Free Withdrawal Allowance..........................  23    The Separate Accounts.................................  51
  Transfer Charge....................................  23      Performance Information.............................  52
  Administrative Charges.............................  24    Federal Tax Considerations............................  52
  Mortality and Expense Risk Charge..................  24      General Taxation of Annuities.......................  52
  Variable Benefit Charge............................  24      Types of Contracts: Qualified and Non-qualified.....  53
  Variable Liquidity Benefit Charge..................  24      Qualified Annuity Contracts.........................  53
  Enhanced Stepped-Up Provision Charge...............  24        Taxation of Qualified Annuity Contracts...........  53
  Guaranteed Minimum Withdrawal Benefit                          Mandatory Distributions for Qualified Plans.......  53
    Charge...........................................  24      Non-qualified Annuity Contracts.....................  53
  Guaranteed Minimum Accumulation Benefit                        Diversification Requirements for
    Charge...........................................  25          Variable Annuities..............................  54
  Variable Funding Option Expenses...................  25        Ownership of the Investments......................  54
  Premium Tax........................................  25        Taxation of Death Benefit Proceeds................  55
  Changes in Taxes Based upon                                  Other Tax Considerations............................  55
    Premium or Value.................................  25        Treatment of Charges for Optional Death Benefits..  55
Transfers............................................  25        Penalty Tax for Premature Distribution............  55
  Market Timing/Excessive Trading....................  25        Puerto Rico Tax Considerations....................  55
  Dollar Cost Averaging..............................  27        Non-Resident Aliens...............................  55
Access to Your Money.................................  27    Other Information.....................................  56
  Systematic Withdrawals.............................  28      The Insurance Companies.............................  56
Ownership Provisions.................................  28      Financial Statements................................  56
  Types of Ownership.................................  28      Distribution of Variable Annuity Contracts..........  56
    Contract Owner...................................  28      Conformity with State and Federal Laws..............  58
    Beneficiary......................................  29      Voting Rights.......................................  58
    Annuitant........................................  29      Restrictions on Financial Transactions..............  59
Death Benefit........................................  29      Legal Proceedings and Opinions......................  59
  Death Proceeds before the Maturity Date............  30    Appendix A: Condensed Financial Information for
  Enhanced Stepped-Up Provision......................  27      Travelers Insurance Company: Separate Account
  Payment of Proceeds................................  32        Eleven............................................ A-1
  Spousal Contract Continuance.......................  34    Appendix B: Condensed Financial Information for
  Beneficiary Contract Continuance...................  34      Travelers Life and Annuity Company: Separate
  Death Proceeds after the Maturity Date.............  35        Account Twelve.................................... B-1
Living Benefits......................................  35    Appendix C: The Fixed Account......................... C-1
  Guaranteed Minimum Withdrawal Benefit..............  35    Appendix D: Nursing Home Waiver....................... D-1
  Guaranteed Minimum Accumulation Benefit............  41    Appendix E: Contents of the Statement
                                                               of Additional Information........................... E-1

                                    GLOSSARY

ACCUMULATION UNIT -- an accounting unit of measure used to calculate the value of this Contract before Annuity Payments begin.

ANNUITANT -- the person on whose life the Maturity Date and Annuity Payments depend.

ANNUITY PAYMENTS -- a series of periodic payments (a) for life; (b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period.

ANNUITY UNIT -- an accounting unit of measure used to calculate the amount of Annuity Payments.

CASH SURRENDER VALUE -- the Contract Value less any withdrawal charge and premium tax not previously deducted.

CODE -- the Internal Revenue Code of 1986, as amended, and all related laws and regulations that are in effect during the term of this Contract.

CONTINGENT ANNUITANT -- the individual who becomes the Annuitant when the Annuitant who is not the owner dies prior to the Maturity Date.

CONTRACT DATE -- the date on which the Contract is issued.

CONTRACT OWNER (you) -- the person named in the Contract (on the specifications page) as the owner of the Contract.

CONTRACT VALUE -- Purchase Payments, plus any associated Purchase Payment Credits, plus or minus any investment experience on the amounts allocated to the variable funds or interest on amounts allocated to the Fixed Account, adjusted by any applicable charges and withdrawals.

CONTRACT YEARS -- twelve month periods beginning with the Contract Date.

DEATH REPORT DATE -- the day on which we have received 1) Due Proof of Death and
2) written payment instructions or election of spousal or beneficiary contract continuation.

DUE PROOF OF DEATH -- (i) a copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to us.

FIXED ACCOUNT -- an account that consists of all of the assets under this Contract other than those in the Separate Account.

HOME OFFICE -- the Home Office of The Travelers Insurance Company or The Travelers Life and Annuity Company or any other office that we may designate for the purpose of administering this Contract.

MATURITY DATE -- the date on which the Annuity Payments are to begin.

PAYMENT OPTION -- an annuity or income option elected under your Contract.

PURCHASE PAYMENT -- any premium paid by you to initiate or supplement this Contract.

PURCHASE PAYMENT CREDIT -- an amount credited to your Contract Value that equals a percentage of each Purchase Payment made.

QUALIFIED CONTRACT -- a contract used in a retirement plan or program that is intended to qualify under Sections 401, 403 or 408 of the Code.

SEPARATE ACCOUNT -- a segregated account registered with the Securities and Exchange Commission ("SEC"), the assets of which are invested solely in the Underlying Funds. The assets of the Separate Account are held exclusively for the benefit of Contract Owners.

SUBACCOUNT -- that portion of the assets of a Separate Account that is allocated to a particular Underlying Fund.

UNDERLYING FUND -- a portfolio of an open-end management investment company that is registered with the SEC in which the Subaccounts invest.

VALUATION DATE -- a date on which a Subaccount is valued.

VALUATION PERIOD -- the period between successive valuations.

VARIABLE FUNDING OPTION -- a Subaccount of the Separate Account that invests in an Underlying Fund.

WE, US, OUR -- The Travelers Insurance Company or The Travelers Life and Annuity Company.

WRITTEN REQUEST -- written information sent to us in a form and content satisfactory to us and received at our Home Office.

YOU, YOUR -- the Contract Owner.

                                    SUMMARY:
                         PIONEER ANNUISTAR PLUS ANNUITY

THIS SUMMARY DETAILS SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. PLEASE READ THE ENTIRE PROSPECTUS CAREFULLY.

WHAT COMPANY WILL ISSUE MY CONTRACT? Your issuing company is either The Travelers Insurance Company or The Travelers Life and Annuity Company, ("the Company," "We" or "Us"). The Travelers Life and Annuity Company does not solicit or issue insurance products in the state of New York. Refer to your Contract for the name of your issuing company. Each company sponsors its own segregated account ("Separate Account"). The Travelers Insurance Company sponsors the TIC Separate Account Eleven for Variable Annuities ("Separate Account Eleven"); The Travelers Life and Annuity Company sponsors the TLAC Separate Account Twelve for Variable Annuities ("Separate Account Twelve"). When we refer to the Separate Account, we are referring to either Separate Account Eleven or Separate Account Twelve, depending upon your issuing Company.

You may only purchase a contract in states where the Contract has been approved for sale. The Contract may not currently be available for sale in all states.

CAN YOU GIVE ME A GENERAL DESCRIPTION OF THE CONTRACT? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the Variable Funding Options and/or to the Fixed Account that is part of our general account (the "Fixed Account"). We guarantee money directed to the Fixed Account as to principal and interest. The Variable Funding Options fluctuate with the investment performance of the Underlying Funds and are not guaranteed. You can also lose money in the Variable Funding Options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase (annuity period). During the accumulation phase generally, under a Qualified Contract, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a Non-qualified Contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (Annuity Payments) you receive during the payout phase.

During the payout phase, you may choose one of a number of annuity options. You may receive income payments from the Variable Funding Options and/or the Fixed Account. If you elect variable income payments, the dollar amount of your payments may increase or decrease. Once you choose one of the annuity options and begin to receive payments, it cannot be changed.

WHO CAN PURCHASE THIS CONTRACT? The Contract is currently available for use in connection with (1) individual non-qualified purchases; (2) rollovers from Individual Retirement Annuities (IRAs); (3) rollovers from other qualified retirement plans and (4) beneficiary-directed transfers of death proceeds from another contract. Qualified Contracts include contracts qualifying under Section 401(a), 403(b) or 408(b) of the Internal Revenue Code of 1986, as amended. Purchase of this Contract through a tax qualified retirement plan ("Plan") does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing this Contract for its death benefit, annuity option benefits, and other non-tax-related benefits.

You may purchase the Contract with an initial payment of at least $5,000. You may make additional payments of at least $500 at any time during the accumulation phase. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death proceeds.

On and after May 2, 2005, the Contract is available for purchase to owners and Annuitants age 80 and under as of the Contract Date. Before May 2, 2005, the Contract was available for purchase by owners and Annuitants age 85 or under as of the Contract Date.

The ages of the owner and Annuitant determine which death benefits and certain optional features are available to you. See The Annuity Contract section for more information.

CAN I EXCHANGE MY CURRENT ANNUITY CONTRACT FOR THIS CONTRACT? The Code generally permits you to exchange one annuity contract for another in a "tax-free exchange." Therefore, you can transfer the proceeds from another annuity contract to purchase this Contract. Before making an exchange to acquire this Contract, you should carefully compare this Contract to your current contract. You may have to pay a surrender charge under your current contract to exchange it for this Contract, and this Contract has its own surrender charges that would apply to you. The other fees and charges under this Contract may be higher or lower and the benefits may be different than those of your current contract. In addition, you may have to pay federal income or penalty taxes on the exchange if it does not qualify for tax-free treatment. You should not exchange another contract for this Contract unless you determine, after evaluating all the facts, the exchange is in your best interests. Remember that the person selling you the Contract generally will earn a commission on the sale.

IS THERE A RIGHT TO RETURN PERIOD? If you cancel the Contract within ten days after you receive it, you will receive a full refund of your Contract Value plus any contract charges and premium taxes you paid (but not fees and charges assessed by the Underlying Funds) minus any Purchase Payment Credits. Where state law requires a different right to return period, or the return of Purchase Payments, the Company will comply. You bear the investment risk on the Purchase Payment allocated to a Variable Funding Option during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, or longer if your state law permits, we will refund your full Purchase Payment minus any Purchase Payment Credits. During the remainder of the right to return period, we will refund your Contract Value (including charges we assessed) minus any Purchase Payment Credits. We will determine your Contract Value at the close of business on the day we receive a Written Request for a refund.

During the right to return period, you will not bear any contract fees associated with the Purchase Payment Credits. If you exercise your right to return, you will be in at least the same position as if you had exercised the right to return in a variable annuity contract with no Purchase Payment Credit. You would, however, receive any gains, and we would bear any losses attributable to the Purchase Payment Credits.

CAN YOU GIVE A GENERAL DESCRIPTION OF THE VARIABLE FUNDING OPTIONS AND HOW THEY OPERATE? The Variable Funding Options represent Subaccounts of the Separate Account. At your direction, the Separate Account, through its Subaccounts, uses your Purchase Payments to purchase shares of one or more of the Underlying Funds that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these Variable Funding Options.

You can transfer among the Variable Funding Options as frequently as you wish without any current tax implications. Currently there is no charge for transfers, nor a limit to the number of transfers allowed. We may, in the future, charge a fee for any transfer request, or limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other Contract Owners. You may transfer between the Fixed Account and the Variable Funding Options twice a year (during the 30 days after the six-month Contract Date anniversary), provided the amount is not greater than 15% of the Fixed Account value on that date. We also reserve the right to restrict transfers into the Fixed Account if the credited interest rate is equal to the minimum guaranteed interest rate specified under the Contract. Amounts previously transferred from the Fixed Account to the Variable Funding Options may not be transferred back to the Fixed Account for a period of at least six months from the date of the transfer.

WHAT EXPENSES WILL BE ASSESSED UNDER THE CONTRACT? The Contract has insurance features and investment features, and there are costs related to each. We deduct an administrative expense charge and a mortality and expense risk ("M&E") charge daily from amounts you allocate to the Separate Account. We deduct the administrative expense charge at an annual rate of 0.15% and deduct the M&E at an annual rate of 1.40% for the Standard Death Benefit, 1.55% for the Step-Up Death Benefit, and 1.75% for the Roll-Up Death Benefit. For Contracts with a value of less than $100,000, we also deduct an annual contract administrative charge of $40. Each Underlying Fund also charges for management costs and other expenses.

We will apply a withdrawal charge to withdrawals from the Contract, and will calculate it as a percentage of the Purchase Payments and any associated Purchase Payment Credits withdrawn. The maximum percentage is 8%, decreasing to 0% in years ten and later.

If you select the Enhanced Stepped-Up Provision ("E.S.P."), an additional 0.20% annually will be deducted from amounts in the Variable Funding Options. THIS PROVISION IS NOT AVAILABLE TO A CUSTOMER WHEN EITHER THE ANNUITANT OR OWNER IS AGE 76 OR OLDER ON THE RIDER EFFECTIVE DATE.

Upon annuitization, if the Variable Liquidity Benefit is selected, there is a maximum charge of 8% of the amounts withdrawn. Please refer to Payment Options for a description of this benefit.

If you elect a Guaranteed Minimum Withdrawal Benefit ("GMWB") rider, a charge will be deducted daily from amounts in the Variable Funding Options. There are three GMWB rider options, and the current charge for each rider, on an annual basis, is as follows: GMWB I: 0.40%; GMWB II: 0.50%; and GMWB III: 0.25%. Your current charge will not change unless you are able to reset your benefits, at which time we may modify the charge, which will never exceed 1.00%.

If you select the Guaranteed Minimum Accumulation Benefit ("GMAB"), a charge equal to 0.50% annually will be deducted from amounts in the Variable Funding Options.

HOW WILL MY PURCHASE PAYMENTS AND WITHDRAWALS BE TAXED? Generally, the payments you make to a Qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your Purchase Payments, Purchase Payment Credits and on any earnings when you make a withdrawal or begin receiving Annuity Payments. Under a Non-qualified Contract, payments to the Contract are made with after-tax dollars, and any credits and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

For owners of Qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts.

HOW MAY I ACCESS MY MONEY? You can take withdrawals any time during the accumulation phase. Withdrawal charges may apply, as well as income taxes, and/or a penalty tax on amounts withdrawn.

WHAT IS THE DEATH BENEFIT UNDER THE CONTRACT? You may choose to purchase the Standard, Step-Up or Roll-Up Death Benefit. The death benefit applies upon the first death of the Contract Owner, joint owner, or Annuitant. Assuming you are the Annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives (1) Due Proof of Death and
(2) written payment instructions or the election of spousal or beneficiary contract continuance. Please refer to the Death Benefit section in the prospectus for more details.

WHERE MAY I FIND OUT MORE ABOUT ACCUMULATION UNIT VALUES? The Condensed Financial Information in Appendix A or Appendix B to this prospectus provides more information about Accumulation Unit values.

ARE THERE ANY ADDITIONAL FEATURES? This Contract has other features you may be interested in. These include:

     o PURCHASE PAYMENT CREDITS. For Contracts issued between May 1, 2003 and June 30, 2005, for each Purchase Payment you make, we will add a credit to your Contract Value whenever the greater age of the Contract Owner or Annuitant is 80 or less at the time the Purchase Payment is received. This credit will equal 6.0% of the Purchase Payment. For Contracts issued prior to May 1, 2003, and contracts issued after June 30, 2005, if the Contract Owner or the Annuitant is age 80 or less at the time the payment is made, you will receive a Purchase Payment Credit equal to 4.5% of the Purchase Payment. The expenses for a contract with Purchase Payment Credits are higher than a similar contract without Purchase Payment Credits, and the additional expenses attributable to the credits may more than offset the amount of the Purchase Payment Credit.

     o DOLLAR COST AVERAGING. This is a program that allows you to invest a fixed amount of money in Variable Funding Options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

     o SYSTEMATIC WITHDRAWAL OPTION. Before the Maturity Date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn. Withdrawals in excess of the annual free withdrawal allowance may be subject to a withdrawal charge.

     o AUTOMATIC REBALANCING. You may elect to have the Company periodically reallocate the values in your Contract to match the rebalancing allocation selected.

     o MANAGED DISTRIBUTION PROGRAM. This program allows us to automatically calculate and distribute to you, in November of the applicable tax year, an amount that will satisfy the Internal Revenue Service's minimum distribution requirements imposed on certain contracts once the owner reaches age 701/2 or retires. These minimum distributions occur during the accumulation phase.

     o ENHANCED STEPPED-UP PROVISION ("E.S.P."). For an additional charge, the total death benefit payable may be increased based on the earnings in your Contract.

     o SPOUSAL CONTRACT CONTINUANCE (SUBJECT TO AVAILABILITY). If your spouse is named as an owner and/or beneficiary, and you die prior to the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. This feature applies to a spousal joint Contract Owner and/or beneficiary only.

     o BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES). If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the date of your death, that beneficiary(ies) may elect to continue his/her portion of the Contract rather than have the death benefit paid to the beneficiary.

     o GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("GMWB" OR "PRINCIPAL GUARANTEE"). For an additional charge, we will guarantee the periodic return of your investment. Under this benefit, we will pay you a percentage of your investment every year until your investment has been returned in full, regardless of market performance. Depending on when you elect to begin receiving payments and which GMWB rider you select, the maximum amount of your investment that you receive each year is 5% or 10%. When you add Purchase Payments to your Contract, we include them as part of the guarantee. In the future, however, we may discontinue including additional Purchase Payments as part of the guarantee. The guarantee is subject to restrictions on withdrawals and other restrictions.

     o GUARANTEED MINIMUM ACCUMULATION BENEFIT ("GMAB"). For an additional charge, we will guarantee that your Contract Value will not be less than a minimum amount at the end of a specified number of years. The guaranteed amount is based on your Purchase Payments, including additional Purchase Payments you make within 12 months of electing the rider. Additional Purchase Payments made more than 12 months after you elect the rider will not increase the guaranteed amount. If your Contract Value is less than the minimum guaranteed amount on the Rider Maturity Date, we will apply additional amounts to increase your Contract Value so that it is equal to the guaranteed amount.

                                    FEE TABLE
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The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer Contract Value between Variable Funding Options. Expenses shown do not include premium taxes, which may be applicable.

CONTRACT OWNER TRANSACTION EXPENSES

    WITHDRAWAL CHARGE......................................    8%(1)
    (AS A PERCENTAGE OF THE PURCHASE PAYMENTS AND ANY ASSOCIATED PURCHASE PAYMENT CREDITS WITHDRAWN)

    TRANSFER CHARGE........................................   $10(2)
    (ASSESSED ON TRANSFERS THAT EXCEED 12 PER YEAR)

    VARIABLE LIQUIDITY BENEFIT CHARGE......................    8%(3)
    (AS A PERCENTAGE OF THE PRESENT VALUE OF THE REMAINING ANNUITY PAYMENTS THAT ARE SURRENDERED. THE INTEREST RATE USED TO CALCULATE THIS PRESENT VALUE IS 1% HIGHER THAN THE ASSUMED (DAILY) NET INVESTMENT FACTOR USED TO CALCULATE THE ANNUITY PAYMENTS.)

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Underlying Fund fees and expenses.

CONTRACT ADMINISTRATIVE CHARGES

      ANNUAL CONTRACT ADMINISTRATIVE CHARGE................   $40(4)

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(1) The withdrawal charge declines to zero after the Purchase Payment has been in the Contract for nine years. The charge is as follows:

           YEARS SINCE PURCHASE                          WITHDRAWAL
               PAYMENT MADE                                CHARGE
--------------------------------------------        --------------------
GREATER THAN OR EQUAL TO      BUT LESS THAN
        0 years                  3 years                     8%
        3 years                  4 years                     7%
        4 years                  5 years                     6%
        5 years                  6 years                     5%
        6 years                  7 years                     4%
        7 years                  8 years                     3%
        8 years                  9 years                     2%
        9 years+                                             0%

(2)  We do not currently assess the transfer charge.

(3) This withdrawal charge only applies when you surrender the Contract after beginning to receive Annuity Payments. The Variable Liquidity Benefit Charge declines to zero after nine years. The charge is as follows:

           YEARS SINCE INITIAL                           WITHDRAWAL
             PURCHASE PAYMENT                              CHARGE
--------------------------------------------        --------------------
GREATER THAN OR EQUAL TO      BUT LESS THAN
        0 years                  3 years                     8%
        3 years                  4 years                     7%
        4 years                  5 years                     6%
        5 years                  6 years                     5%
        6 years                  7 years                     4%
        7 years                  8 years                     3%
        8 years                  9 years                     2%
        9 years+                                             0%

(4) We do not assess this charge if Contract Value is $100,000 or more on the fourth Friday of each August.

ANNUAL SEPARATE ACCOUNT CHARGES
(AS A PERCENTAGE OF THE AVERAGE DAILY NET ASSETS OF THE SEPARATE ACCOUNT)

We will assess a minimum mortality and expense risk charge ("M&E") of 1.40% and a maximum administrative expense charge of 0.15% on all contracts. In addition, for optional features, there is a 0.20% charge for E.S.P., a 0.50% charge for GMAB, a 0.40% charge for GMWB I, a 0.50% charge for GMWB II, and a 0.25% charge for GMWB III. Below is a summary of all charges that may apply, depending on the death benefit and optional features you select:

                                                                STANDARD DEATH        STEP-UP DEATH       ROLL-UP DEATH
                                                                    BENEFIT              BENEFIT             BENEFIT
                                                                --------------        -------------       -------------
Mortality and Expense Risk Charge..........................          1.40%                1.55%               1.75%
Administrative Expense Charge..............................          0.15%                0.15%               0.15%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH NO OPTIONAL
FEATURES SELECTED..........................................          1.55%                1.70%               1.90%
Optional E.S.P. Charge.....................................          0.20%                0.20%               0.20%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. ONLY
SELECTED...................................................          1.75%                1.90%               2.10%
Optional GMAB Charge.......................................          0.50%                0.50%               0.50%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH GMAB ONLY
SELECTED...................................................          2.05%                2.20%               2.40%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. AND GMAB
SELECTED(5)................................................          2.25%                2.40%               2.60%
Optional GMWB I Charge.....................................          0.40%(6)             0.40%(6)            0.40%(6)
Optional GMWB II Charge....................................          0.50%(6)             0.50%(6)            0.50%(6)
Optional GMWB III Charge...................................          0.25%                0.25%               0.25%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH GMWB I ONLY
SELECTED...................................................          1.95%                2.10%               2.30%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH GMWB II ONLY
SELECTED...................................................          2.05%                2.20%               2.40%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH GMWB III ONLY
SELECTED...................................................          1.80%                1.95%               2.15%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. AND GMWB
I SELECTED.................................................          2.15%                2.30%               2.50%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. AND GMWB
II SELECTED................................................          2.25%                2.40%               2.60%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH E.S.P. AND GMWB
III SELECTED...............................................          2.00%                2.15%               2.35%

------------------
(5)  GMAB and GMWB cannot both be elected.
(6)  The maximum charge for GMWB I and GMWB II is 1.00%.

UNDERLYING FUND EXPENSES AS OF DECEMBER 31, 2004 (UNLESS OTHERWISE INDICATED):

The first table below shows the range (minimum and maximum) of the total annual operating expenses charged by all of the Underlying Funds, before any voluntary or contractual fee waivers and/or expense reimbursements. The second table shows each Underlying Fund's management fee, distribution and/or service fees (12b-1) if applicable, and other expenses. The Underlying Funds provided this information and we have not independently verified it. More detail concerning each Underlying Fund's fees and expenses is contained in the prospectus for each Underlying Fund. Current prospectuses for the Underlying Funds can be obtained by calling 1-866-291-2474.

MINIMUM AND MAXIMUM TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES

                                                                  MINIMUM            MAXIMUM
                                                              ---------------    ----------------
TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Underlying Fund
assets, including management fees, distribution
and/or service fees (12b-1) fees, and other expenses).....         0.42%              15.01%

UNDERLYING FUND FEES AND EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                               DISTRIBUTION
                                                  AND/OR                                CONTRACTUAL FEE        NET TOTAL
                                                 SERVICE                 TOTAL ANNUAL       WAIVER              ANNUAL
                                MANAGEMENT       (12b-1)        OTHER      OPERATING    AND/OR EXPENSE         OPERATING
UNDERLYING FUND:                    FEE            FEES       EXPENSES      EXPENSES     REIMBURSEMENT         EXPENSES
-----------------              -----------    -------------   --------   ------------   ---------------      -------------
Money Market Portfolio.......      0.32%           --           0.10%        0.42%             --               --(1)(17)
AIM VARIABLE INSURANCE FUNDS
  AIM V.I. Capital
    Appreciation Fund --
    Series II Shares*........      0.61%          0.25%         0.30%        1.16%             --               1.16%(2)
  AIM V.I. Mid Cap Core
    Equity Fund -- Series II
    Shares*..................      0.73%          0.25%         0.31%        1.29%             --               1.29%(3)
FRANKLIN TEMPLETON VARIABLE
  INSURANCE PRODUCTS TRUST
  Franklin Rising Dividends
    Securities Fund -- Class
    2 Shares*................      0.68%          0.25%         0.03%        0.96%           0.02%              0.94%(4)
  Franklin Small-Mid Cap
    Growth Securities Fund
    -- Class 2 Shares*.......      0.48%          0.25%         0.29%        1.02%           0.03%              0.99%(5)
  Templeton Foreign
    Securities Fund -- Class
    2 Shares*................      0.68%          0.25%         0.19%        1.12%           0.05%              1.07%(6)
GREENWICH STREET SERIES FUND
  Salomon Brothers Variable
    Aggressive Growth Fund
    -- Class II Shares*......      0.87%          0.25%         0.16%        1.28%             --               1.28%(7)
OPPENHEIMER VARIABLE ACCOUNT
  FUNDS
  Oppenheimer Capital
    Appreciation Fund/VA --
    Service Shares*..........      0.64%          0.25%         0.02%        0.91%             --               0.91%
  Oppenheimer Global
    Securities Fund/VA --
    Service Shares*..........      0.63%          0.25%         0.03%        0.91%             --               0.91%
PIONEER VARIABLE CONTRACTS
  TRUST
  Pioneer America Income
    VCT Portfolio -- Class
    II Shares*...............      0.55%          0.25%         0.26%        1.06%             --               1.06%
  Pioneer Balanced VCT
    Portfolio -- Class II
    Shares*..................      0.65%          0.25%         0.29%        1.19%             --               1.19%
  Pioneer Cullen Value VCT
    Portfolio -- Class II
    Shares*..................      0.70%          0.25%         0.41%        1.36%           0.36%              1.00%(8)
  Pioneer Emerging Markets
    VCT Portfolio -- Class
    II Shares*...............      1.15%          0.25%         0.71%        2.11%           0.12%              1.99%(14)
  Pioneer Equity Income VCT
    Portfolio -- Class II
    Shares*..................      0.65%          0.25%         0.08%        0.98%             --               0.98%


                                               DISTRIBUTION
                                                  AND/OR                                CONTRACTUAL FEE        NET TOTAL
                                                 SERVICE                 TOTAL ANNUAL       WAIVER              ANNUAL
                                MANAGEMENT       (12b-1)        OTHER      OPERATING    AND/OR EXPENSE         OPERATING
UNDERLYING FUND:                    FEE            FEES       EXPENSES      EXPENSES     REIMBURSEMENT         EXPENSES
-----------------              -----------    -------------   --------   ------------   ---------------      -------------
  Pioneer Equity                   0.75%          0.25%         0.38%        1.38%           0.13%              1.25%(9)
    Opportunities VCT
    Portfolio -- Class II
    Shares*..................
  Pioneer Europe VCT
    Portfolio -- Class II
    Shares*..................      1.00%          0.25%         0.95%        2.20%           0.45%              1.75%(14)
  Pioneer Fund VCT
    Portfolio -- Class II
    Shares*..................      0.65%          0.25%         0.06%        0.96%             --               0.96%
  Pioneer Global High Yield
    VCT Portfolio -- Class
    II Shares*...............      0.65%          0.25%         0.39%        1.29%           0.29%              1.00%(8)
  Pioneer Growth Shares VCT
    Portfolio -- Class II
    Shares*..................      0.70%          0.25%         0.30%        1.25%             --               1.25%
  Pioneer High Yield VCT
    Portfolio -- Class II
    Shares*..................      0.65%          0.25%         0.14%        1.04%             --               1.04%
  Pioneer Ibbotson
    Aggressive Allocation
    VCT Portfolio -- Class
    II Shares*...............      0.17%          0.25%         1.15%        1.57%           0.08%              1.49%(10)
  Pioneer Ibbotson Growth
    Allocation VCT
    Portfolio -- Class II
    Shares*..................      0.17%          0.25%         1.12%        1.54%           0.09%              1.45%(11)
  Pioneer Ibbotson Moderate
    Allocation VCT
    Portfolio -- Class II
    Shares*..................      0.17%          0.25%         1.04%        1.46%           0.06%              1.40%(12)
  Pioneer International
    Value VCT Portfolio --
    Class II Shares*.........      1.00%          0.25%         0.88%        2.13%             --               2.13%
  Pioneer Mid Cap Value VCT
    Portfolio -- Class II
    Shares*..................      0.65%          0.25%         0.07%        0.97%             --               0.97%
  Pioneer Oak Ridge Large
    Cap Growth VCT
    Portfolio -- Class II
    Shares*..................      0.75%          0.25%           --         6.22%             --               6.22%(13)
  Pioneer Papp
    America-Pacific Rim VCT
    Portfolio*...............      0.75%          0.25%           --        15.01%             --               15.01%(13)
  Pioneer Papp Small and
    Mid Cap Growth
    Portfolio VCT -- Class
    II Shares*...............      0.75%          0.25%           --         7.50%             --               7.50%(13)
  Pioneer Real Estate
    Shares VCT Portfolio --
    Class II Shares*.........      0.80%          0.25%         0.18%        1.23%             --               1.23%
  Pioneer Small Cap Value
    VCT Portfolio -- Class
    II Shares*...............      0.75%          0.25%         0.59%        1.59%           0.05%              1.54%(14)
  Pioneer Small Company VCT
    Portfolio -- Class II
    Shares*..................      0.75%          0.25%         0.76%        1.76%           0.28%              1.48%(14)
  Pioneer Strategic Income
    VCT Portfolio -- Class
    II Shares*...............      0.65%          0.25%         0.39%        1.29%             --               1.29%(14)
  Pioneer Value VCT
    Portfolio -- Class II
    Shares*..................      0.75%          0.25%         2.61%        3.61%           2.11%              1.50%(15)
SALOMON BROTHERS VARIABLE
  SERIES FUNDS INC.
  All Cap Fund -- Class II*..      0.81%          0.25%         0.13%        1.19%             --               1.19%(16)
  Total Return Fund --
    Class II*................      0.78%          0.25%         0.33%        1.36%             --               --(17)

--------------
* The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).

NOTES

(1) Other expenses include 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

(2) The Fund's advisor and/or distributor has contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series II shares to 1.45% of average daily net assets for each series portfolio of AIM Variable Insurance Funds. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes;
     (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to day operations), or items designated as such by the Fund's Board of Trustees;
     (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation agreement is in effect through April 30, 2006.

(3) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2004 and are expressed as a percentage of the Fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table. The Fund's advisor and/or distributor has contractually agreed to waive advisory fees and/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) of Series II shares to 1.45% of average daily net assets for each series portfolio of AIM Variable Insurance Funds. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. The expense limitation agreement is in effect through April 30, 2006.

(4) The Fund administration fee is paid indirectly through the management fee. While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% through May 1, 2006 of the Fund's Class 2 average annual net assets, the Fund's Board of Trustees (Board) has set the current rate at 0.25% through May 1, 2006. The Fund's manager has agreed in advance to reduce its fees from assets invested by the Fund in a Franklin Templeton Money Market Fund (the Sweep Money Fund). This reduction is required by the Board and an order of the Securities and Exchange Commission.

(5) While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% through May 1, 2006 of the Fund's Class 2 average annual net assets, the Fund's Board of Trustees (Board) has set the current rate at 0.25% through May 1, 2006. The Fund's manager has agreed in advance to reduce its fees from assets invested by the Fund in a Franklin Templeton Money Market Fund (the Sweep Money Fund). This reduction is required by the Board and an order of the Securities and Exchange Commission.

(6) The Fund's manager has agreed in advance to reduce its fees from assets invested by the Fund in a Franklin Templeton Money Market Fund (the Sweep Money Fund). This reduction is required by the Board and an order of the Securities and Exchange Commission.

(7) Effective August 1, 2004, the management fee (including the administration fee), was reduced from 0.95% to the following breakpoints: 0.80% on first $5 billion of net assets; 0.775% on next $2.5 billion; 0.75% on next $2.5 billion; and 0.70% on net assets in excess of $10 billion.

(8) The expenses in the table above reflect the contractual expense limitation in effect through May 1, 2006 under which Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses to 1.00% of the average daily net assets. There can be no assurance that Pioneer will extend the expense limitation beyond such date.

(9) The expenses in the table above reflect the contractual expense limitation in effect through May 1, 2006 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses to 1.25% of the average daily net assets. There can be no assurance that Pioneer will extend the expense limitation beyond such date.

(10) The management fee payable by the portfolio is equal to 0.13% of average daily net assets attributable to the portfolio's investments in underlying funds managed by Pioneer and cash and 0.17% of average daily net assets attributable to other investments, including underlying funds that are not managed by Pioneer, with breakpoints at incremental asset levels. Since initially all of the underlying funds are managed by Pioneer, the management fee will initially be 0.13% of average daily net assets. The expenses in the table, other than "Estimated average expense ratio of underlying funds", reflect the expense limitation in effect through May 1, 2006 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other direct ordinary operating expenses to the extent required to reduce Class II expenses, other than "Estimated average expense ratio of underlying funds", to 0.74% of the average daily net assets. The expense limitation does not limit the expenses of the underlying funds indirectly incurred by a shareholder. In addition to the operating expenses, the portfolio indirectly pays a portion of the expenses incurred by the underlying funds. The average expense ratio of underlying funds in the table is an estimate based upon (i) Ibbotson's initial target allocation of the portfolio's assets among underlying funds and (ii) the historical expense ratio of the underlying funds based upon their most recent fiscal year, which are stated either on a gross basis or net of any contractual expense limitation in effect for at least one year from the date of the prospectus for the Portfolio. The actual indirect expenses incurred by a shareholder will vary based upon the portfolio's actual allocation of its assets and the actual expenses of the underlying funds. Certain of the underlying funds have agreed to expense limitations that may be in effect for varying periods or that may be terminated at any time by the investment adviser to the underlying fund. The average expense ratio of underlying funds is estimated to be 0.75%, based upon (i) Ibbotson's initial target allocation of the portfolio's assets among underlying funds and (ii) the historical gross expense ratio of the underlying funds for their most recent fiscal year. The portfolio only invests in class shares of the underlying funds that do not incur sales loads or Rule 12b-1 fees. Based on the initial target allocations and the most recent shareholder report or prospectus of each underlying fund, the total annual fund operating expenses (before expense limitations) for Class Y shares for the underlying funds ranges from 0.57%
     - 1.31% of average daily net assets. Based on the initial target allocations and the most recent shareholder report or prospectus of each underlying fund, the total annual fund operating expenses (after expense limitations) for Class Y shares for the underlying funds ranges from 0.57%
     - 1.21% of average daily net assets.

(11) The management fee payable by the portfolio is equal to 0.13% of average daily net assets attributable to the portfolio's investments in underlying funds managed by Pioneer and cash and 0.17% of average daily net assets attributable to other investments, including underlying funds that are not managed by Pioneer, with breakpoints at incremental asset levels. Since initially all of the underlying funds are managed by Pioneer, the management fee will initially be 0.13% of average daily net assets. The expenses in the table, other than "Estimated average expense ratio of underlying funds", reflect the expense limitation in effect through May 1, 2006 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other direct ordinary operating expenses to the extent required to reduce Class II expenses, other than "Estimated average expense ratio of underlying funds", to 0.74% of the average daily net assets. The expense limitation does not limit the expenses of the underlying funds indirectly incurred by a shareholder. In addition to the operating expenses, the portfolio indirectly pays a portion of the expenses incurred by the underlying funds. The average expense ratio of underlying funds in the table is an estimate based upon (i) Ibbotson's initial target allocation of the portfolio's assets among underlying funds and (ii) the historical expense ratio of the underlying funds based upon their most recent fiscal year, which are stated either on a gross basis or net of any contractual expense limitation in effect for at least one year from the date of the prospectus for the Portfolio. The actual indirect expenses incurred by a shareholder will vary based upon the portfolio's actual allocation of its assets and the actual expenses of the underlying funds. Certain of the underlying funds have agreed to expense limitations that may be in effect for varying periods or that may be terminated at any time by the investment adviser to the underlying fund. The average expense ratio of underlying funds is estimated to be 0.71%, based upon (i) Ibbotson's initial target allocation of the portfolio's assets among underlying funds and (ii) the historical gross expense ratio of the underlying funds for their most recent fiscal year. The portfolio only invests in class shares of the underlying funds that do not incur sales loads or Rule 12b-1 fees. Based on the initial target allocations and the most recent shareholder report or prospectus of each underlying fund, the total annual fund operating expenses (before expense limitations) for Class Y shares for the underlying funds ranges from 0.57%
     - 1.31% of average daily net assets. Based on the initial target allocations and the most recent shareholder report or prospectus of each underlying fund, the total annual fund operating expenses (after expense limitations) for Class Y shares for the underlying funds ranges from 0.57%
     - 1.21% of average daily net assets.

(12) The management fee payable by the portfolio is equal to 0.13% of average daily net assets attributable to the portfolio's investments in underlying funds managed by Pioneer and cash and 0.17% of average daily net assets attributable to other investments, including underlying funds that are not managed by Pioneer, with breakpoints at incremental asset levels. Since initially all of the underlying funds are managed by Pioneer, the management fee will initially be 0.13% of average daily net assets. The expenses in the table, other than "Estimated average expense ratio of underlying funds", reflect the expense limitation in effect through May 1, 2006 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other direct ordinary operating expenses to the extent required to reduce Class II expenses, other than "Estimated average expense ratio of underlying funds", to 0.74% of the average daily net assets. The expense limitation does not limit the expenses of the underlying funds indirectly incurred by a shareholder. In addition to the operating expenses, the portfolio indirectly pays a portion of the expenses incurred by the underlying funds. The average expense ratio of underlying funds in the table is an estimate based upon (i) Ibbotson's initial target allocation of the portfolio's assets among underlying funds and (ii) the historical expense ratio of the underlying funds based upon their most recent fiscal year, which are stated either on a gross basis or net of any contractual expense limitation in effect for at least one year from the date of the prospectus for the Portfolio. The actual indirect expenses incurred by a shareholder will vary based upon the portfolio's actual allocation of its assets and the actual expenses of the underlying funds. Certain of the underlying funds have agreed to expense limitations that may be in effect for varying periods or that may be terminated at any time by the investment adviser to the underlying fund. The average expense ratio of underlying funds is estimated to be 0.66%, based upon (i) Ibbotson's initial target allocation of the portfolio's assets among underlying funds and (ii) the historical gross expense ratio of the underlying funds for their most recent fiscal year. The portfolio only invests in class shares of the underlying funds that do not incur sales loads or Rule 12b-1 fees. Based on the initial target allocations and the most recent shareholder report or prospectus of each underlying fund, the total annual fund operating expenses (before expense limitations) for Class Y shares for the underlying funds ranges from 0.57%
     - 1.31% of average daily net assets. Based on the initial target allocations and the most recent shareholder report or prospectus of each underlying fund, the total annual fund operating expenses (after expense limitations) for Class Y shares for the underlying funds ranges from 0.57%
     - 1.21% of average daily net assets.

(13) There is a contractual expense limitation in effect through March 15, 2006 under which Pioneer has agreed to waive certain fees or reimburse expenses, if necessary, to limit other ordinary operating expenses attributable to Class II to 1.00% (Pioneer Papp Small & Mid Cap Value VCT Portfolio) and 0.95% (Pioneer Oak Ridge Large Cap Growth VCT Portfolio and Pioneer Papp America Pacific Rim VCT Portfolio) of the average daily net assets attributable to Class II shares.

(14) The expenses in the table above reflect the contractual expense limitation in effect through May 1, 2006 under which Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class I expenses to 1.75% (Pioneer Emerging Markets VCT Portfolio), 1.50% (Pioneer Europe VCT Portfolio), and 1.25% (Pioneer Small Cap Value VCT Portfolio, Pioneer Small Company VCT Portfolio, and Pioneer Strategic Income VCT Portfolio) of the average daily net assets attributable to Class I shares; the portion of portfolio expenses attributable to Class II shares will be reduced only to the extent such expenses are reduced for Class I shares.

(15) The expenses in the table above reflect the contractual expense limitation in effect through May 1, 2006 under which Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses to 1.50% of the average daily net assets attributable to Class II shares.

(16) Effective August 1, 2004, the management fees were reduced from 0.85% to the following breakpoints: First $1.5 billion 0.75%; next $0.5 billion 0.70%; next $0.5 billion 0.65%; next $1 billion 0.60%; over $3.5 billion 0.50%.

(17) The table below shows the amount of the waiver or reimbursement and the net total annual operating expenses for underlying funds that have entered into a voluntary fee waiver and/or expense reimbursement arrangement. The net total annual operating expense figure reflects the fee waivers and/or expense reimbursements that were in effect as of the underlying fund's fiscal year end. However, as these arrangements are voluntary, they may be changed or terminated at any time, in which case the underlying fund would be subject to different net total annual operating expenses. Without such waivers performance would be lower.

                                             VOLUNTARY FEE
                                             WAIVER AND/OR
                                                EXPENSE        NET TOTAL ANNUAL
    FUNDING OPTION                           REIMBURSEMENT    OPERATING EXPENSES
    ---------------                          -------------    ------------------
    Money Market Portfolio................        0.02%              0.40%
    Total Return Fund -- Class II.........        0.11%              1.25%

EXAMPLES

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, contract fees, separate account annual expenses, and Underlying Fund total annual operating expenses. These examples do not represent past or future expenses. Your actual expenses may be more or less than those shown.

These examples assume that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The examples reflect the annual contract administrative charge, factoring in that the charge is waived for contracts over a certain value. Additionally, the examples are based on the minimum and maximum Underlying Fund total annual operating expenses shown above, and do not reflect any Underlying Fund fee waivers and/or expense reimbursements.

The examples assume you have allocated all of your Contract Value to either the Underlying Fund with the maximum total annual operating expenses or the Underlying Fund with the minimum total annual operating expenses. In each example, your actual expenses will be less than those shown if you do not elect all of the available optional benefits. The GMAB and the GMWB cannot both be elected.

EXAMPLE 1 -- This example assumes that you have elected the most expensive death benefit option, the E.S.P. optional death benefit and the Guaranteed Minimum Withdrawal Benefit (assuming the maximum charge applies).

                                          IF CONTRACT IS SURRENDERED AT THE END       IF CONTRACT IS NOT SURRENDERED OR
                                                     OF PERIOD SHOWN:               ANNUITIZED AT THE END OF PERIOD SHOWN:
                                          -------------------------------------     --------------------------------------
FUNDING OPTION                            1 YEAR   3 YEARS   5 YEARS  10 YEARS      1 YEAR   3 YEARS    5 YEARS   10 YEARS
--------------                            ------   -------   -------  --------      ------   -------    -------   --------
Underlying Fund with Minimum Total
Annual Operating Expenses.............     1158     1889       2441     3820          358      1089       1841      3820
Underlying Fund with Maximum Total
Annual Operating Expenses.............     2495     5246       7121     9746         1695      4446       6521      9746

EXAMPLE 2 -- This example assumes that you have elected the most expensive death benefit option, the E.S.P. optional death benefit, and the Guaranteed Minimum Withdrawal Benefit ("GMWB I") (assuming the current 0.40% charge applies).

                                          IF CONTRACT IS SURRENDERED AT THE END       IF CONTRACT IS NOT SURRENDERED OR
                                                     OF PERIOD SHOWN:               ANNUITIZED AT THE END OF PERIOD SHOWN:
                                          -------------------------------------     --------------------------------------
FUNDING OPTION                            1 YEAR   3 YEARS   5 YEARS  10 YEARS      1 YEAR   3 YEARS    5 YEARS   10 YEARS
--------------                            ------   -------   -------  --------      ------   -------    -------   --------
Underlying Fund with Minimum Total         1098     1713       2153     3273          298       913       1553      3273
Annual Operating Expenses.............
Underlying Fund with Maximum Total
Annual Operating Expenses.............     2444     5140       7002     9677         1644      4340       6402      9677

EXAMPLE 3 -- This example assumes that you have elected the most expensive death benefit option, the E.S.P. optional death benefit and the Guaranteed Minimum Withdrawal Benefit II ("GMWB II") (assuming the current 0.50% charge applies).

                                          IF CONTRACT IS SURRENDERED AT THE END       IF CONTRACT IS NOT SURRENDERED OR
                                                     OF PERIOD SHOWN:               ANNUITIZED AT THE END OF PERIOD SHOWN:
                                          -------------------------------------     --------------------------------------
FUNDING OPTION                            1 YEAR   3 YEARS   5 YEARS  10 YEARS      1 YEAR   3 YEARS    5 YEARS   10 YEARS
--------------                            ------   -------   -------  --------      ------   -------    -------   --------
Underlying Fund with Minimum Total         1108     1743       2202     3366          308       943       1602      3366
Annual Operating Expenses.............
Underlying Fund with Maximum Total
Annual Operating Expenses.............     2453     5158       7022     9689         1653      4358       6422      9689

EXAMPLE 4 -- This example assumes that you have elected the most expensive death benefit option, the E.S.P. optional death benefit and the Guaranteed Minimum Withdrawal Benefit III ("GMWB III") (assuming the current 0.25% charge applies).

                                           IF CONTRACT IS SURRENDERED AT THE END      IF CONTRACT IS NOT SURRENDERED OR
                                                      OF PERIOD SHOWN:              ANNUITIZED AT THE END OF PERIOD SHOWN:
                                           -------------------------------------- ------------------------------------------
FUNDING OPTION                            1 YEAR    3 YEARS    5 YEARS   10 YEARS 1 YEAR     3 YEARS    5 YEARS    10 YEARS
--------------                            -------   --------   --------  -------- --------   --------   --------   ---------
Underlying Fund with Minimum Total         1083       1669       2080       3130    283        869        1480        3130
Annual Operating Expenses.............
Underlying Fund with Maximum Total
Annual Operating Expenses.............     2431       5113       6971       9658    1631       4313       6371        9658

EXAMPLE 5 -- This example assumes that you have elected the most expensive death benefit option, the E.S.P. optional death benefit and the Guaranteed Minimum Accumulation Benefit.

                                           IF CONTRACT IS SURRENDERED AT THE END      IF CONTRACT IS NOT SURRENDERED OR
                                                      OF PERIOD SHOWN:              ANNUITIZED AT THE END OF PERIOD SHOWN:
                                           -------------------------------------- ------------------------------------------
FUNDING OPTION                            1 YEAR    3 YEARS    5 YEARS   10 YEARS 1 YEAR     3 YEARS    5 YEARS    10 YEARS
--------------                            -------   --------   --------  -------- --------   --------   --------   ---------
Underlying Fund with Minimum Total         1108       1743       2202       3366    308        943        1602        3366
Annual Operating Expenses.............
Underlying Fund with Maximum Total
Annual Operating Expenses.............     2453       5158       7022       9689    1653       4358       6422        9689

                         CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

See Appendices A and B.


                              THE ANNUITY CONTRACT
--------------------------------------------------------------------------------

Pioneer Annuistar Plus Annuity is a contract between the Contract Owner ("you") and the Company. This is the prospectus -- it is not the Contract. The prospectus highlights many contract provisions to focus your attention on the Contract's essential features. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When you receive your Contract, we suggest you read it promptly and carefully. There may be differences in your Contract from the descriptions in this prospectus because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

The Company offers several different annuities that your investment professional may be authorized to offer to you. Each annuity offers different features and benefits that may be appropriate for you. In particular, the annuities differ based on variations in the standard and optional death benefit protection provided for your beneficiaries, the availability of optional living benefits, the ability to access your Contract Value if necessary and the charges that you will be subject to if you make a withdrawal or surrender the annuity. The separate account charges and other charges may be different between each annuity we offer. Optional death benefits and living benefits are subject to a separate charge for the additional protections they offer to you and your beneficiaries. Furthermore, annuities that offer greater flexibility to access your Contract Value generally are subject to higher separate account charges than annuities that deduct charges if you make a withdrawal or surrender.

We encourage you to evaluate the fees, expenses, benefits and features of this annuity against those of other investment products, including other annuity products offered by us and other insurance companies. Before purchasing this or any other investment product you should consider whether the product you purchase is consistent with your risk tolerance, investment objectives, investment time horizon, financial and tax situation, liquidity needs and how you intend to use the annuity.

You make Purchase Payments to us and we credit them to your Contract. We promise to pay you an income, in the form of Annuity Payments, beginning on a future date that you choose, the Maturity Date. The Purchase

Payments accumulate tax deferred in the funding options of your choice. We offer multiple Variable Funding Options. We may also offer a Fixed Account option. Where permitted by law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract. The Contract Owner assumes the risk of gain or loss according to the performance of the Variable Funding Options. The Contract Value is the amount of Purchase Payments and any associated Purchase Payment Credits, plus or minus any investment experience on the amounts you allocate to the Separate Account ("Separate Account Contract Value") or interest on the amounts you allocate to the Fixed Account ("Fixed Account Contract Value"). The Contract Value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the Maturity Date the Contract Value will equal or exceed the total Purchase Payments made under the Contract. The date the Contract and its benefits become effective is referred to as the Contract Date. Each 12-month period following the Contract Date is called a Contract Year.

Certain changes and elections must be made in writing to the Company. Where the term "Written Request" is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

On and after May 2, 2005, the Contract is available for purchase to owners and Annuitants age 80 or under as of the Contract Date. Before May 2, 2005, the Contract was available for purchase by owners and annuitants age 85 and under as of the Contract Date.

The ages of the owner and Annuitant determine which death benefits and certain optional features are available to you.

                                                         MAXIMUM AGE BASED ON THE OLDER OF THE OWNER AND
              DEATH BENEFIT/OPTIONAL FEATURE                      ANNUITANT ON THE CONTRACT DATE
     --------------------------------------------      -----------------------------------------------------
     Standard Death Benefit                                                     80
     Annual Step-Up Death Benefit                                               79
     Roll Up Death Benefit                                                      75
     Enhanced Stepped-Up Provision (E.S.P)                                      75

Since optional death benefits carry higher charges, you should consider the ages of the owner and Annuitant when electing these benefits, as the additional value provided by the benefit may be significantly reduced or eliminated depending on the ages of the owner and Annuitant at the time of election.

Purchase of this Contract through a tax qualified retirement plan or IRA does not provide any additional tax deferral benefits beyond those provided by the plan or the IRA. Accordingly, if you are purchasing this Contract through a plan or IRA, you should consider purchasing this Contract for its death benefit, annuity option benefits, and other non-tax-related benefits. You should consult with your financial adviser to determine if this Contract is appropriate for you.

CONTRACT OWNER INQUIRIES

Any questions you have about your Contract should be directed to our Home Office at 1-866-291-2474.

PURCHASE PAYMENTS

Your initial Purchase Payment is due and payable before the Contract becomes effective. The initial Purchase Payment must be at least $5,000. You may make additional payments of at least $500 at any time. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death benefit proceeds. Under certain circumstances, we may waive the minimum Purchase Payment requirement. Initial Purchase Payments plus the total of any subsequent Purchase Payments may total more than $1,000,000 only with our prior consent. We may restrict Purchase Payments into the Fixed Account whenever the current credited interest rate for the Fixed Account is equal to the minimum guaranteed rate specified in your Contract.

We will apply the initial Purchase Payment less any applicable premium tax within two business days after we receive it at our Home Office with a properly completed application or order request. If your request or other information accompanying the initial Purchase Payment is incomplete when received, we will hold the Purchase Payment for up to five business days. If we cannot obtain the necessary information within five business days, we will return the Purchase Payment in full, unless you specifically consent for us to keep it until you provide the necessary information.

We will credit any subsequent Purchase Payment to a Contract on the same business day we receive it, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

PURCHASE PAYMENT CREDITS

For Contracts issued between May 1, 2003 and June 30, 2005, for each Purchase Payment you make, we will add a credit to your Contract Value whenever the greater age of the Contract Owner or Annuitant is 80 or less at the time the Purchase Payment is received. This credit will equal 6.0% of the Purchase Payment.

For Contracts issued prior to May 1, 2003 and after June 30, 2005, for each Purchase Payment you make, we will add a credit to your Contract Value whenever the greater age of the Contract Owner or Annuitant is 80 or less at the time the Purchase Payment is received. This credit will equal 4.5% of the Purchase Payment.

We will apply the Purchase Payment Credit to the funding options in the same ratio as the applicable Purchase Payment.

We will deduct the Purchase Payment Credit from any refunds made if:

       (a)   you return your Contract during the right to return;

       (b) you (or the Annuitant, with no Contingent Annuitant surviving) die during the first 12 months after the Contract Date; or

       (c) you surrender or terminate your Contract within 12 months after the Contract Date.

NOTE: We have applied to the SEC for permission to deduct the credit from refunds made under (b) or (c) for Purchase Payment Credits applied after the first Contract Year. Until the permission is granted, we will not deduct Purchase Payment Credits applied after the first Contract Year in such circumstances. The application for exemptive relief (File No. 812-13042) was filed on July 29, 2003.

If you return your Contract during the right to return period under (a), the amount we return to you will include any investment gains on the credit during the right to return period. However, if you have investment losses on the credit during the right to return period, we will recover the original amount of the credit. When we determine the amount of Purchase Payment Credits to deduct from any refund amount or death benefit under (b) or (c), we will not include a credit's investment gains or losses.

You should know that over time, particularly in a positive market, the costs associated with the Purchase Payment Credits may exceed the sum of the Purchase Payment Credits and related earnings. You should consider this possibility before purchasing the Contract.

Purchase Payment Credits may not be included in your Remaining Benefit Base under GMWB. Please refer to the description of GMWB for more information. Purchase Payment Credits are not included in your Base Calculation Amount under the GMAB. Please refer to the description of GMAB for more information.

ACCUMULATION UNITS

The period between the Contract Date and the Maturity Date is the accumulation period. During the accumulation period, an Accumulation Unit is used to calculate the value of a Contract. Each funding option has a corresponding Accumulation Unit value. The Accumulation Units are valued each business day and their values may increase or decrease from day to day. The daily change in value of an Accumulation Unit each day is based on the investment performance of the corresponding Underlying Fund, and the deduction of separate account charges shown in the Fee Table in this prospectus. The number of Accumulation Units we will credit to your Contract once we receive a Purchase Payment is determined by dividing the amount directed to each funding option by the value of its Accumulation Unit. Normally, we calculate the value of an Accumulation Unit for each funding option as of the close of regular trading (generally 4:00 p.m. Eastern time) each day the New York Stock Exchange is open. After the value is calculated, we credit your Contract. During the annuity period (i.e., after the Maturity Date), you are credited with Annuity Units.

THE VARIABLE FUNDING OPTIONS

You choose the Variable Funding Options to which you allocate your Purchase Payments. These Variable Funding Options are Subaccounts of the Separate Account. The Subaccounts invest in the Underlying Funds. You are not investing directly in the Underlying Fund. Each Underlying Fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These Underlying Funds are not publicly traded and are offered only through variable annuity and variable life insurance products. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Underlying Fund, and Contract Owners should not compare the two.

The Underlying Funds offered though this product are selected by the Company based on several criteria, including asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor the Company considers during the initial selection process is whether the Underlying Fund or an affiliate of the Underlying Fund will compensate the Company for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund's investment advisor, or its distributor. Finally, when the Company develops a variable annuity product in cooperation with a fund family or distributor (e.g. a "private label" product), the Company will generally include Underlying Funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from the Company's selection criteria.

Each Underlying Fund is reviewed periodically after having been selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments to an Underlying Fund if the Company determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant contract owner assets.

In addition, if any of the Underlying Funds become unavailable for allocating Purchase Payments, or if we believe that further investment in an Underlying Fund is inappropriate for the purposes of the Contract, we may substitute another funding option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new funding options available.

You will find detailed information about the Underlying Funds and their inherent risks in the current prospectuses for the Underlying Funds. Since each option has varying degrees of risk, please read the prospectuses carefully. There is no assurance that any of the Underlying Funds will meet its investment objectives. Contact your registered representative or call 1-866-291-2474 to request copies of the prospectuses.

ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. As described above, the Company and TDLLC have arrangements with the investment adviser, subadviser, distributor, and/or affiliated companies of most of the Underlying Funds under which the Company and TDLLC receive payments in connection with our provision of administrative, marketing or other support services to the Funds. Proceeds of these payments may be used for any corporate purpose, including payment of expenses that the Company and TDLLC incur in promoting, issuing, distributing and administering the contracts. The Company and its affiliates may profit from these fees.

The payments are generally based on a percentage of the average assets of each Underlying Fund allocated to the Variable Funding Options under the Contract or other contracts offered by the Company. The amount of the fee that an Underlying Fund and its affiliates pay the Company and/or the Company's affiliates is negotiated and varies with each Underlying Fund. Aggregate fees relating to the different Underlying Funds may be as much as 0.65% of the average net assets of an Underlying Fund attributable to the relevant contracts. A portion of these payments may come from revenue derived from the Distribution and/or Service Fees (12b-1 fees) that are paid by an Underlying Fund out its assets as part of its Total Annual Operating Expenses.

The current Underlying Funds are listed below, along with their investment advisers and any subadviser:

               FUNDING                                   INVESTMENT                                 INVESTMENT
                OPTION                                   OBJECTIVE                              ADVISER/SUBADVISER
---------------------------------------   -----------------------------------------   ---------------------------------------
Money Market Portfolio                    Seeks high current return with              Travelers Asset Management
                                          preservation of capital and liquidity.      International Company LLC ("TAMIC")
                                          The Fund normally invests in
                                          high-quality short term money market
                                          instruments.
AIM VARIABLE INSURANCE FUNDS
   AIM V.I. Capital Appreciation Fund     Seeks growth of capital. The Fund           A I M Advisors, Inc.
     -- Series II Shares                  invests principally in common stocks of
                                          companies expected to benefit from new
                                          or innovative products, services or
                                          processes and those that have
                                          above-average long-term earnings and
                                          have excellent prospects for future
                                          growth.

   AIM V.I. Mid Cap Core Equity Fund      The Fund invests, normally, at least        A I M Advisors, Inc.
     -- Series II Shares                  80% of its net assets plus the amount
                                          of any borrowings for investment
                                          purposes, in equity securities,
                                          including convertible securities, of
                                          mid-capitalization companies.

FRANKLIN TEMPLETON VARIABLE INSURANCE
   PRODUCTS TRUST
   Franklin Rising Dividends              Seeks long-term capital appreciation,       Franklin Advisory Services, LLC
     Securities Fund -- Class 2 Shares    with preservation of capital is an
                                          important consideration. The Fund
                                          normally invests at least 80% of its
                                          net assets in investments of companies
                                          that have paid rising dividends.

   Franklin Small-Mid Cap Growth          Seeks long-term capital growth. The         Franklin Advisers, Inc.
     Securities Fund -- Class 2 Shares     Fund normally invests at least 80% of
                                          its net assets in investments of small
                                          capitalization and mid capitalization
                                          companies.
   Templeton Foreign Securities Fund      Seeks long-term capital growth. The         Templeton Investment Counsel, LLC
     -- Class 2 Shares                    Fund normally invests at least 80% of
                                          its net assets in investments of
                                          issuers located outside of the U.S.,
                                          including those in emerging markets.
GREENWICH STREET SERIES FUND
   Salomon Brothers Variable              Seeks capital appreciation. The Fund        Salomon Brothers Asset Management,
     Aggressive Growth Fund -- Class      normally invests in common stocks of       Inc.
       II Shares                          companies that the manager believes are
                                          experiencing or will experience growth
                                          in earnings and/or cash flow that
                                          exceeds the average rate of earnings
                                          growth of the companies that comprise
                                          the S&P 500.

OPPENHEIMER VARIABLE ACCOUNT FUNDS
   Oppenheimer Capital Appreciation       Seeks capital appreciation. The Fund        Oppenheimer Funds, Inc.
     Fund/VA -- Service Shares            normally invests in securities of
                                          well-known, established companies.
   Oppenheimer Global Securities          Seeks long-term capital appreciation.       Oppenheimer Funds, Inc.
     Fund/VA -- Service Shares            The Fund normally invests in common
                                          stocks of foreign issuers,
                                          "growth-type" companies, cyclical
                                          industries and special situations that
                                          are considered to have appreciation
                                          possibilities.

PIONEER VARIABLE CONTRACTS TRUST
   Pioneer America Income VCT             Seeks as high a level of current income     Pioneer Investment Management, Inc.
     Portfolio -- Class II Shares         as is consistent with preservation of
                                          capital.

   Pioneer Balanced VCT Portfolio --      Seeks capital growth and current income     Pioneer Investment Management, Inc.
     Class II Shares                      by actively managing investments in a       Subadviser: Prudential Investment
                                          diversified portfolio of equity             Management, Inc.
                                          securities.

   Pioneer Cullen Value VCT Portfolio     Seeks capital appreciation, with            Pioneer Investment Management, Inc.
     -- Class II Shares                   current income as a secondary objective.    Subadviser: Cullen Capital
                                                                                      Management, Inc.

   Pioneer Emerging Markets VCT           Seeks long-term growth of capital.          Pioneer Investment Management, Inc.
     Portfolio -- Class II Shares

               FUNDING                                   INVESTMENT                                 INVESTMENT
                OPTION                                   OBJECTIVE                              ADVISER/SUBADVISER
---------------------------------------   -----------------------------------------   ---------------------------------------
   Pioneer Equity Income VCT              Seeks current income and long-term          Pioneer Investment Management, Inc.
     Portfolio -- Class II Shares         growth of capital from a portfolio
                                          consisting primarily of income
                                          producing equity securities of U.S.
                                          corporations.

   Pioneer Equity Opportunities VCT       Seeks long-term capital growth. As a        Pioneer Investment Management, Inc.
     Portfolio -- Class II Shares         secondary objective, the portfolio may
                                          seek income.
   Pioneer Europe VCT Portfolio --        Seeks long-term growth of capital.          Pioneer Investment Management, Inc.
     Class II Shares

   Pioneer Fund VCT Portfolio -- Class    Seeks reasonable income and capital         Pioneer Investment Management, Inc.
     II Shares                            growth. The Fund normally invests in
                                          equity securities believed to be
                                          selling at reasonable prices or
                                          discounts to their underlying values.

   Pioneer Global High Yield VCT          Seeks to maximize total return through      Pioneer Investment Management, Inc.
     Portfolio -- Class II Shares         a combination of income and capital
                                          appreciation.

   Pioneer Growth Shares VCT              Seeks appreciation of capital.              Pioneer Investment Management, Inc.
     Portfolio -- Class II Shares
   Pioneer High Yield VCT Portfolio --    Seeks to maximize total return through      Pioneer Investment Management, Inc.
     Class II Shares                      a combination of income and capital
                                          appreciation.
   Pioneer Ibbotson Aggressive            Seeks long-term growth of capital.          Pioneer Investment Management, Inc.
     Allocation VCT Portfolio -- Class                                                Subadviser: Ibbotson Associates, LLC
     II Shares
   Pioneer Ibbotson Growth Allocation     Seeks long-term capital growth and          Pioneer Investment Management, Inc.
     VCT Portfolio -- Class II Shares     current income.                             Subadviser: Ibbotson Associates, LLC
   Pioneer Ibbotson Moderate              Seeks long-term capital growth and          Pioneer Investment Management, Inc.
     Allocation VCT Portfolio -- Class    current income.                             Subadviser: Ibbotson Associates, LLC
     II Shares
   Pioneer International Value VCT        Seeks long-term capital growth.             Pioneer Investment Management, Inc.
     Portfolio -- Class II Shares
   Pioneer Mid Cap Value VCT              Seeks capital appreciation. The Fund        Pioneer Investment Management, Inc.
     Portfolio -- Class II Shares         normally invests in the equity
                                          securities of mid-size companies.
   Pioneer Oak Ridge Large Cap Growth     Seeks capital appreciation.                 Pioneer Investment Management, Inc.
     VCT Portfolio -- Class II Shares                                                  Subadviser: Oak Ridge Investments, LLC
   Pioneer Papp America-Pacific Rim       Seeks long term capital growth.             Pioneer Investment Management, Inc.
     VCT Portfolio                                                                    Subadviser: L. Roy Papp & Associates,
                                                                                      LLP
   Pioneer Papp Small and Mid Cap         Seeks long term capital growth.             Pioneer Investment Management, Inc.
     Growth Portfolio VCT -- Class II                                                  Subadviser: L. Roy Papp & Associates,
     Shares                                                                           LLP
   Pioneer Real Estate Shares VCT         Seeks long-term growth of capital.          Pioneer Investment Management, Inc.
     Portfolio -- Class II Shares         Current income is a secondary objective.
   Pioneer Small Cap Value VCT            Seeks capital growth by investing in a      Pioneer Investment Management, Inc.
     Portfolio -- Class II Shares         diversified portfolio of  securities
                                          consisting primarily of common stock.
   Pioneer Small Company VCT              Seeks capital growth.                       Pioneer Investment Management, Inc.
     Portfolio -- Class II Shares
   Pioneer Strategic Income VCT           Seeks a high level of current income.       Pioneer Investment Management, Inc.
     Portfolio -- Class II Shares
   Pioneer Value VCT Portfolio --         Seeks reasonable income and capital         Pioneer Investment Management, Inc.
     Class II Shares                      growth.
SALOMON BROTHERS VARIABLE SERIES
   FUNDS INC.
   All Cap Fund -- Class II               Seeks capital appreciation. The Fund        Salomon Brothers Asset Management,
                                          normally invests in common stocks and       Inc.
                                          their equivalents of companies the
                                          manager believes are undervalued in
                                          the marketplace.

   Total Return Fund -- Class II          Seeks above average income (compared to     Salomon Brothers Asset Management,
                                          a portfolio invested entirely in equity     Inc.
                                          securities). Secondarily seeks growth
                                          of capital and income.  The Fund
                                          normally invests in a broad range of
                                          equity and fixed-income securities of
                                          U.S. and foreign issuers.

                                  FIXED ACCOUNT
--------------------------------------------------------------------------------

We may offer our Fixed Account as a funding option. Please refer to your Contract and Appendix C for more information.

                             CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

GENERAL

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

       o the ability for you to make withdrawals and surrenders under the Contracts

       o the death benefit paid on the death of the Contract Owner, Annuitant, or first of the joint owners

       o the available funding options and related programs (including dollar cost averaging, portfolio rebalancing, and systematic withdrawal programs)

       o administration of the annuity options available under the Contracts and

       o   the distribution of various reports to Contract Owners

Costs and expenses we incur include:

       o losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts

       o sales and marketing expenses including commission payments to your sales agent and

       o   other costs of doing business

Risks we assume include:

       o that Annuitants may live longer than estimated when the annuity factors under the Contracts were established

       o that the amount of the death benefit will be greater than the Contract Value and

       o that the costs of providing the services and benefits under the Contracts will exceed the charges deducted

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

We may reduce or eliminate the withdrawal charge, the administrative charges and/or the mortality and expense risk charge under the Contract when certain sales or administration of the Contract result in savings or reduced expenses and/or risks. For certain trusts, we may change the order in which Purchase Payments and earnings are withdrawn in order to determine the withdrawal charge. We will not reduce or eliminate the withdrawal charge or the administrative charge where such reduction or elimination would be unfairly discriminatory to any person.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

WITHDRAWAL CHARGE

We do not deduct a sales charge from Purchase Payments when they are made to the Contract. However, a withdrawal charge will apply if Purchase Payments and any associated Purchase Payment Credits are withdrawn before they have been in the Contract for nine years. We will assess the charge as a percentage of the Purchase Payment and any associated Purchase Payment Credits withdrawn as follows:

                    YEARS SINCE PURCHASE                  WITHDRAWAL
                        PAYMENT MADE                        CHARGE
         -------------------------------------------   ------------------
          GREATER THAN OR EQUAL TO   BUT LESS THAN
                 0 years               3 years                8%
                 3 years               4 years                7%
                 4 years               5 years                6%
                 5 years               6 years                5%
                 6 years               7 years                4%
                 7 years               8 years                3%
                 8 years               9 years                2%
                 9 years+                                     0%

For purposes of the withdrawal charge calculation, withdrawals are deemed to be taken first from:

       (a) any Purchase Payment and any associated Purchase Payment Credits to which no withdrawal charge applies, then

       (b) any remaining free withdrawal allowance (as described below) (after being reduced by (a)), then

       (c) any remaining Purchase Payment and any associated Purchase Payment Credits to which a withdrawal charge applies (on a first-in, first-out basis), then

       (d)   any Contract earnings

Unless you instruct us otherwise, we will deduct the withdrawal charge from the amount requested.

We will not deduct a withdrawal charge if Purchase Payments and associated credits are distributed:

       o due to the death of the Contract Owner or the Annuitant (with no Contingent Annuitant surviving) or

       o   under the Managed Distribution Program or

       o under the Nursing Home Confinement provision (as described in Appendix B)

FREE WITHDRAWAL ALLOWANCE

Beginning in the second Contract Year, you may withdraw up to 10% of the Contract Value annually. We calculate the available withdrawal amount as of the end of the previous Contract Year. If you have Purchase Payments, and any associated Purchase Payment Credits, that are no longer subject to a withdrawal charge, the maximum you may withdraw without a withdrawal charge is the greater of (a) the free withdrawal allowance or (b) the total amount of Purchase Payments, and any associated Purchase Payment Credits, no longer subject to a withdrawal charge. Any free withdrawal taken will reduce Purchase Payments, and any associated Purchase Payment Credits no longer subject to a withdrawal charge. The free withdrawal provision applies to all withdrawals except those transferred directly to annuity contracts issued by other financial institutions. The free withdrawal allowance is not cumulative from year to year.

Any withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty may be assessed on any withdrawal if the Contract Owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of a withdrawal.

TRANSFER CHARGE

We reserve the right to assess a transfer charge of up to $10.00 on transfers exceeding 12 per year. We will notify you in writing at your last known address at least 31 days before we impose any such transfer charge.

ADMINISTRATIVE CHARGES

There are two administrative charges: the $40 annual contract administrative charge and the administrative expense charge. We will deduct the annual contract administrative charge on the fourth Friday of each August. This charge compensates us for expenses incurred in establishing and maintaining the Contract. We will prorate this charge if you surrender your Contract, or if we terminate your Contract. We will not deduct a contract administrative charge from the Fixed Account or:

       (1) from the distribution of death proceeds;

       (2) after an annuity payout has begun; or

       (3) if the Contract Value on the date of assessment equals or is greater than $100,000.

We deduct the administrative expense charge (sometimes called "Subaccount administrative charge") on each business day from amounts allocated to the Variable Funding Options to compensate the Company for certain related administrative and operating expenses. The charge equals, on an annual basis, a maximum of 0.15 % of the daily net asset value allocated to each of the Variable Funding Options, and is reflected in our Accumulation and Annuity Unit value calculations.

MORTALITY AND EXPENSE RISK CHARGE

Each business day, we deduct a mortality and expense risk ("M&E") charge from amounts we hold in the Variable Funding Options. We reflect the deduction in our calculation of Accumulation and Annuity Unit values. The charges stated are the maximum for this product. We reserve the right to lower this charge at any time. If you choose the Standard Death Benefit, the M&E charge equals 1.40% annually. If you choose the Annual Step-Up Death Benefit, the M&E charge is 1.55% annually. If you choose the Roll-Up Death Benefit, the M&E charge is 1.75% annually. This charge compensates the Company for risks assumed, benefits provided and expenses incurred, including the payment of commissions to your sales agent.

VARIABLE LIQUIDITY BENEFIT CHARGE

If the Variable Liquidity Benefit is selected, there is a maximum charge of 8% of the amounts withdrawn. This charge is not assessed during the accumulation phase.

We will assess the charge as a percentage of the total benefit received as follows:

                      YEARS SINCE INITIAL                   WITHDRAWAL
                        PURCHASE PAYMENT                      CHARGE
           ------------------------------------------   -------------------
            GREATER THAN OR EQUAL TO   BUT LESS THAN
                   0 years               3 years                8%
                   3 years               4 years                7%
                   4 years               5 years                6%
                   5 years               6 years                5%
                   6 years               7 years                4%
                   7 years               8 years                3%
                   8 years               9 years                2%
                   9 years+                                     0%

Please refer to Payment Options for a description of this benefit.

ENHANCED STEPPED-UP PROVISION CHARGE

If the E.S.P. option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, a maximum of 0.20% of the amounts held in each funding option. The E.S.P. option is available if the owner and Annuitant are both age 75 or younger on the Contract Date.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT CHARGE

If you elect to add a GMWB rider to your contract, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge depends on which GWMB rider you select. The current charge for each rider is as follows: GMWB I: 0.40%; GMWB II: 0.50%; and GMWB III: 0.25%. Your current charge will not change unless you are able to reset your benefits, at which time we may modify the charge, which will never exceed 1.00%.

GUARANTEED MINIMUM ACCUMULATION BENEFIT CHARGE

If the GMAB option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, a maximum of 0.50% of the amounts held in each funding option.

VARIABLE FUNDING OPTION EXPENSES

We summarized the charges and expenses of the Underlying Funds in the fee table. Please review the prospectus for each Underlying Fund for a more complete description of that fund and its expenses. Underlying Fund expenses are not fixed or guaranteed and are subject to change by the Fund.

PREMIUM TAX

Certain state and local governments charge premium taxes ranging from 0% to 5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your Contract Value either upon death, surrender, annuitization, or at the time you make Purchase Payments to the Contract, but no earlier than when we have a tax liability under state law.

CHANGES IN TAXES BASED UPON PREMIUM OR VALUE

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

                                    TRANSFERS
--------------------------------------------------------------------------------

Subject to the limitations described below, you may transfer all or part of your Contract Value between Variable Funding Options at any time up to 30 days before the Maturity Date. After the Maturity Date, you may make transfers only if allowed by your Contract or with our consent. Transfer requests received at our Home Office that are in good order before the close of the New York Stock Exchange (NYSE) will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the NYSE will be processed based on the value(s) next computed on the next business day.

Where permitted by state law, we reserve the right to restrict transfers from the Variable Funding Options to the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

Currently, there are no charges for transfers; however, we reserve the right to charge a fee for any transfer request, which exceeds twelve per year. Since each Underlying Fund may have different overall expenses, a transfer of Contract Values from one Variable Funding Option to another could result in your investment becoming subject to higher or lower expenses. Also, when making transfers, you should consider the inherent risks associated with the Variable Funding Options to which your Contract Value is allocated.

MARKET TIMING/EXCESSIVE TRADING

THE CONTRACT IS INTENDED FOR USE AS A LONG-TERM INVESTMENT VEHICLE AND IS NOT DESIGNED TO SERVE AS A VEHICLE FOR EXCESSIVE TRADING OR MARKET TIMING IN AN ATTEMPT TO TAKE ADVANTAGE OF SHORT-TERM FLUCTUATIONS IN THE STOCK market. EXCESSIVE TRADING IS DISRUPTIVE TO THE MANAGEMENT OF AN UNDERLYING FUND AND INCREASES OVERALL COSTS TO ALL INVESTORS IN THE UNDERLYING FUND. If, in our sole discretion, we determine you are engaging in excessive trading activity, trading activity that we believe is indicative of market timing, or any similar trading activity which will potentially hurt the rights or interests of other Contract Owners, we will exercise our contractual right to restrict your number of transfers to one every six months. We will notify you in writing if we choose to exercise our contractual right to restrict your transfers.

In determining whether we believe you are engaged in excessive trading or market timing activity, we will consider, among other things, the following factors:

                o   the dollar amount you request to transfer;

                o the number of transfers you made within the previous three months;

                o whether your transfers follow a pattern designed to take advantage of short term market fluctuations; and

                o whether your transfers are part of a group of transfers made by a third party on behalf of several individual Contract Owners.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program, or, if applicable, any asset allocation program described in this prospectus are not treated as a transfer when we evaluate trading patterns for market timing or excessive trading.

In addition to the above, we also reserve the right, but do not have the obligation, to further restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Contract Owners. We may, among other things:

                o reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or

                o reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner.

We will notify you in writing before we restrict your right to request transfers through such market timing firm or other third party.

The policy of the Company is to seek to apply its anti-market timing and excessive trading procedures uniformly. These procedures, however, will not prevent all excessive trading and market timing activity from occurring. For example:

     o Some of the Underlying Funds are available as investments for variable insurance contracts offered by other insurance companies. These other insurance companies may have different procedures to prevent excessive trading and market timing activity or may not have any such procedures because of contractual limitations.

     o The Company issues Contracts to qualified retirement plans that request financial transactions with the Company on an omnibus basis on behalf of all plan participants. These plans generally employ a record-keeper to maintain records of participant financial activity. Because the Company does not have the records to monitor the trading activity of the individual participants, the Company may not be able to identify plan participants who may be engaging in excessive trading or market timing activity and/or may not be able to apply its contractual trade restrictions to such participants.

     o There may be other circumstances where the Company does not identify trading activity as market timing or excessive trading or take action to restrict trading activity that does not qualify as excessive trading or market timing activity under our current anti-market timing procedures. For example, Contract Owners may engage in trading activity involving dollar amounts that are less than the threshold that we use for trade surveillance. Or, Contract Owners may request trades in a frequency or pattern that does not qualify as excessive trading or market timing activity under our current anti-market timing procedures.

Excessive trading and market timing activity increases the overall transaction costs of an Underlying Fund, which may serve to decrease the Underlying Fund's performance. Further, excessive trading and market timing activity may disrupt the management of an Underlying Fund because the portfolio's advisor must react to frequent requests to purchase and redeem investments.

FUTURE MODIFICATIONS. We will continue to monitor the transfer activity occurring among the Variable Funding Options, and may modify these transfer restrictions at any time if we deem it necessary to protect the interest of all Contract Owners. These modifications may include curtailing or eliminating, without notice, the ability to use the Internet, facsimile or telephone in making transfers.

DOLLAR COST AVERAGING

Dollar cost averaging or the pre-authorized transfer program (the "DCA Program") allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract. Using this method, you will purchase more Accumulation Units in a funding option if the value per unit is low and will purchase fewer Accumulation Units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

You may elect the DCA Program through Written Request or other method acceptable to us. You must have a minimum total Contract Value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400. There is no additional fee to participate in the DCA program.

You may establish pre-authorized transfers of Contract Values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the DCA Program.

In addition to the DCA Program, within the Fixed Account, we may credit increased interest rates to Contract Owners under an administrative Special DCA Program established at our discretion, depending on availability and state law. Under this program, the Contract Owner may pre-authorize level transfers to any of the funding options under a 6 Month, 12 Month or 24 Month program. The programs may have different credited interest rates. We must transfer all Purchase Payments and accrued interest on a level basis to the selected funding options in the applicable time period. Under each program, the interest will accrue only on the remaining amounts in the Special DCA Program. For example, under the 12 Month program, the interest rate can accrue up to 12 months on the remaining amounts in the Special DCA Program and we must transfer all Purchase Payments and accrued interest in this program on a level basis to the selected funding options in 12 months.

The pre-authorized transfers will begin after the initial program Purchase Payment and complete enrollment instructions are received by the Company. If we do not receive complete program enrollment instructions within 15 days of receipt of the initial program Purchase Payment, the entire balance in the program will be transferred into the Money Market Variable Funding Option.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. If you stop the Special DCA Program and elect to remain in the Fixed Account, we will credit your Contract Value for the remainder of 6 or 12 months with the interest rate for non-program funds.

You may only have one DCA Program or Special DCA Program in place at one time.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options. Transfers made under any DCA Program will not be counted for purposes of restrictions we may impose on the number of transfers permitted under the Contract. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service. If the Fixed Account is not available as a funding option, you may still participate in the DCA Program.

                              ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

Any time before the Maturity Date, you may redeem all or any portion of the Cash Surrender Value, that is, the Contract Value less any withdrawal charge and any premium tax not previously deducted. Unless you submit a Written Request specifying the fixed or Variable Funding Option(s) from which we are to withdraw amounts, we will make the withdrawal on a pro rata basis. We will determine the Cash Surrender Value as of the close of business after we receive your surrender request at our Home Office. The Cash Surrender Value may be more or less than the Purchase Payments you made. You may not make withdrawals during the annuity period.

For amounts allocated to the Variable Funding Options, we may defer payment of any Cash Surrender Value for a period of up to five business days after the Written Request is received. For amounts allocated to the Fixed

Account, we may defer payment of any Cash Surrender Value for a period up to six months. In either case, it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

If your Contract is issued as part of a 403(b) plan, there are restrictions on your ability to make withdrawals from your Contract. You may not withdraw contributions or earnings made to your Contract after December 31, 1988 unless you are (a) age 59 1/2, (b) no longer employed, (c) deceased, (d) disabled, or
(e) experiencing a financial hardship. Even if you are experiencing a financial hardship, you may only withdraw contributions, not earnings. You should consult with your tax adviser before making a withdrawal from your Contract.

SYSTEMATIC WITHDRAWALS

Before the Maturity Date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes and withdrawal charge. To elect systematic withdrawals, you must have a Contract Value of at least $15,000 and you must make the election on the form we provide. We will surrender Accumulation Units pro rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days' notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals upon 30 days' written notice to Contract Owners (where allowed by state law).

Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the Contract Owner is under age 59 1/2. There is no additional fee for electing systematic withdrawals. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

MANAGED DISTRIBUTION PROGRAM. Under the systematic withdrawal option, you may choose to participate in the Managed Distribution Program. At no cost to you, you may instruct us to calculate and make minimum distributions that may be required by the IRS upon reaching age 70 1/2. (See Federal Tax Considerations.) These payments will not be subject to the withdrawal charge and will be in lieu of the free withdrawal allowance. No Dollar Cost Averaging will be permitted if you are participating in the Managed Distribution Program.

                              OWNERSHIP PROVISIONS
--------------------------------------------------------------------------------

TYPES OF OWNERSHIP

CONTRACT OWNER

The Contract belongs to the Contract Owner named in the Contract (on the Contract Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for Non-qualified Contracts. You have sole power during the Annuitant's lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

You receive all payments while the Annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the Contract Owner.

If this Contract is purchased by a beneficiary of another contract who directly transferred the death proceeds due under that contract, he/she will be granted the same rights the owner has under the Contract except that he/she cannot transfer ownership or make additional Purchase Payments.

JOINT OWNER. For Non-qualified Contracts only, you may name joint owners (e.g., spouses) in a Written Request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

BENEFICIARY

You name the beneficiary in a Written Request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the Annuitant or the Contract Owner. If more than one beneficiary survives the Annuitant or Contract Owner, they will share equally in benefits unless you recorded different shares with the Company by Written Request before the death of the Annuitant or Contract Owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the Variable Funding Options or the Fixed Account, as most recently elected by the Contract Owner, until the Death Report Date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by Written Request during the lifetime of the Annuitant and while the Contract continues.

ANNUITANT

The Annuitant is designated in the Contract (on the Contract Specifications page), and is the individual on whose life the Maturity Date and the amount of the monthly Annuity Payments depend. You may not change the Annuitant after your Contract is in effect.

CONTINGENT ANNUITANT. You may name one individual as a Contingent Annuitant. A Contingent Annuitant may not be changed, deleted or added to the Contract after the Contract Date. If the Annuitant who is not the owner dies prior to the Maturity Date, and the Contingent Annuitant is still living:

       o   the death benefit will not be payable upon the Annuitant's death

       o   the Contingent Annuitant becomes the Annuitant

       o   all other rights and benefits will continue in effect

When a Contingent Annuitant becomes the Annuitant, the Maturity Date remains the same as previously in effect.

If the Annuitant is also the owner, a death benefit is paid to the beneficiary regardless of whether or not there is a Contingent Annuitant.

                                  DEATH BENEFIT
--------------------------------------------------------------------------------

Before the Maturity Date, generally, a death benefit is payable when either the Annuitant or a Contract Owner dies. At purchase, you elect the Standard Death Benefit, the Step-Up Benefit (also referred to as the "Annual Step-Up") or the Roll-Up Benefit. We calculate the death benefit at the close of the business day on which our Home Office receives (1) Due Proof of Death and (2) written payment instructions or election of spousal contract continuance or beneficiary contract continuance ("Death Report Date").

Three different types of death benefits are available under the Contract prior to the Maturity Date:

       o   Standard Death Benefit

       o   Annual Step-Up Death Benefit

       o   Roll-Up Death Benefit

The Annual Step-Up and Roll-Up Death Benefits may not be available in all jurisdictions. There are age restrictions on certain death benefits (see The Annuity Contract section).

Note: If the owner dies before the Annuitant, the death benefit is recalculated, replacing all references to "Annuitant" with "owner."

DEATH PROCEEDS BEFORE THE MATURITY DATE

STANDARD DEATH BENEFIT: We will pay the beneficiary an amount equal to the greater of (1) or (2) below, each reduced by any applicable premium tax not previously deducted:

       (1) your Contract Value on the Death Report Date, or

       (2) your Adjusted Purchase Payment, described below*

ANNUAL STEP-UP DEATH BENEFIT
We will pay the beneficiary an amount equal to the greatest of (1), (2) or (3) below, each reduced by any applicable premium tax not previously deducted:

       (1) your Contract Value on the Death Report Date,

       (2) your Adjusted Purchase Payment described below* or

       (3) the Step-Up Value, if any, as described below

ROLL-UP DEATH BENEFIT

------------------------------------------------------ -------------------------------------------------------
If the Annuitant dies before age 80, the death
benefit will be the greatest of:                       o  the Contract Value on the Death Report Date
                                                       o  your adjusted Purchase Payment, described below*
                                                       o  the Step-Up Value, if any, described below or
                                                       o  the Roll-Up Death Benefit Value, described below; or
------------------------------------------------------ -------------------------------------------------------

------------------------------------------------------ -------------------------------------------------------
If the Annuitant dies on or after age 80, the death
Death Report Date benefit will be the greatest of:     o  the Contract Value on the
                                                       o  your adjusted Purchase Payment, described below*;
                                                       o  the Step-Up Value, if any, as described below or
                                                       o  the Roll-Up Death Benefit Value, described below, on
                                                          the Annuitant's 80th birthday, plus any additional
                                                          Purchase Payments and minus any partial surrender
                                                          reductions (as described below) that occur after the
                                                          Annuitant's 80th birthday
------------------------------------------------------ -------------------------------------------------------

* If you have elected a GMWB Rider (Principal Guarantee) your adjusted Purchase Payment will NOT be calculated as described below but will be equal to your aggregate Purchase Payments minus your aggregate withdrawals from the date you purchase the rider.

ADJUSTED PURCHASE PAYMENT. The initial Adjusted Purchase Payment is equal to the initial Purchase Payment. Whenever an additional Purchase Payment is made, the Adjusted Purchase Payment is increased by the amount of the Purchase Payment. Whenever a partial surrender is taken, the Adjusted Purchase Payment is reduced by a Partial Surrender Reduction, described below. Purchase Payment Credits are not considered Purchase Payments for the purposes of this calculation.

STEP-UP VALUE

The Step-Up Value will initially equal the Contract Value on the first Contract Date anniversary less any Purchase Payment Credits applied within the last 12 months. On each subsequent Contract Date anniversary that occurs before the Annuitant's 80th birthday and before the Annuitant's death, if the Contract Value less any Purchase Payment Credits applied within 12 months is greater than the Step-Up Value, the Step-Up Value will be increased to equal the Contract Value less any Purchase Payment Credits applied within the last 12 months. If the Step-Up Value is greater than the Contract Value less any Purchase Payment Credits applied within the last 12 months, the Step-Up Value will remain unchanged. Whenever a Purchase Payment is made, the Step-Up Value will be increased by the amount of that Purchase Payment. Whenever a withdrawal is taken, the Step-Up

Value will be reduced by a Partial Surrender Reduction as described below. The only changes made to the Step-Up Value on or after the Annuitant's 80th birthday will be those related to additional Purchase Payments or withdrawals as described below.

ROLL-UP DEATH BENEFIT VALUE

On the Contract Date, the Roll-Up Death Benefit Value is equal to the Purchase Payment. Purchase Payment Credits are not considered Purchase Payments. On each Contract Date anniversary, the Roll-Up Death Benefit Value will be recalculated to equal a) plus b) minus c), increased by 5%, where:

       (a) is the Roll-Up Death Benefit Value as of the previous Contract Date anniversary

       (b) is any Purchase Payment made during the previous Contract Year

       (c) is any Partial Surrender Reduction (as described below) during the previous Contract Year.

On dates other than the Contract Date anniversary, the Roll-Up Death Benefit Value will equal a) plus b) minus c) where:

       (a) is the Roll-Up Death Benefit Value as of the previous Contract Date anniversary

       (b) is any Purchase Payment made since the previous Contract Date anniversary

       (c) is any Partial Surrender Reduction (as described below) since the previous Contract Date anniversary

The maximum Roll-Up Death Benefit equals 200% of the difference between all Purchase Payments and all partial surrender reductions** (as described below).

** Your Roll-Up Death Benefit will be subjected to the partial surrender reduction below even if you have elected the GMWB Rider (Principal Guarantee).

PARTIAL SURRENDER REDUCTIONS.

ADJUSTED PURCHASE PAYMENT: The Partial Surrender Reduction equals (1) the adjusted Purchase Payment in effect immediately before the reduction for withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value before the surrender less any Purchase Payment Credits applied within 12 months of the surrender.

For example, assume your current Contract Value is $55,000. If your current adjusted Purchase Payment is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the adjusted Purchase Payment as follows:

       50,000 x (10,000/55,000) = 9,090

Your new adjusted Purchase Payment would be 50,000-9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current Adjusted Purchase Payment is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the adjusted Purchase Payment as follows:

       50,000 x (10,000/30,000) = 16,666

Your new adjusted Purchase Payment would be 50,000-16,666, or $33,334.

STEP-UP AND ROLL-UP VALUE: The Partial Surrender Reduction equals (1) the death benefit value (Step-Up or Roll-Up Value) in effect immediately before the reduction for withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value before the surrender less any Purchase Payment Credits applied within 12 months of the surrender.

For example, assume your current Contract Value is $55,000. If your current Step-Up Value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Step-Up Value as follows:

       50,000 x (10,000/55,000) = 9,090

Your new Step-Up Value would be 50,000 -- 9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current Step-Up Value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Step-Up Value as follows:

       50,000 x (10,000/30,000) = 16,666

Your new Step-Up Value would be 50,000 -- 16,666, or $33,334.

ENHANCED STEPPED-UP PROVISION ("E.S.P.")

THIS PROVISION IS NOT AVAILABLE TO A CUSTOMER WHEN EITHER THE ANNUITANT OR OWNER IS AGE 76 OR OLDER ON THE RIDER EFFECTIVE DATE.

The rider effective date is the date the rider is attached to and made a part of the Contract. If you have selected the E.S.P., the total death benefit as of the Death Report Date will equal the death benefit described above plus the greater of zero or the following amount:

IF THE ANNUITANT IS YOUNGER THAN AGE 70 ON THE RIDER EFFECTIVE DATE, 40% OF THE LESSER OF: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are both received after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date; or

IF THE ANNUITANT IS BETWEEN THE AGES OF 70 AND 75 ON THE RIDER EFFECTIVE DATE, 25% OF THE LESSER OF: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are received both after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date.

THE INITIAL MODIFIED PURCHASE PAYMENT is equal to the Contract Value as of the rider effective date. Whenever a Purchase Payment is made after the rider effective date, the modified Purchase Payment(s) are increased by the amount of the Purchase Payment. Whenever a partial surrender is taken after the rider effective date, the modified Purchase Payment(s) are reduced by a partial surrender reduction as described below.

THE PARTIAL SURRENDER REDUCTION IS EQUAL TO: (1) the modified Purchase Payment(s) in effect immediately prior to the reduction for the partial surrender, multiplied by (2) the amount of the partial surrender divided by (3) the Contract Value immediately prior to the partial surrender.

For example, assume your current modified Purchase Payment is $50,000 and that your current Contract Value is $55,000. You decide to make a withdrawal of $10,000. We would reduce the modified Purchase Payment as follows:

       50,000 x (10,000/55,000) = 9,090

You new modified Purchase Payment would be $50,000 -- $9,090 = $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current modified Purchase Payment is $50,000 and you decide to make a withdrawal of $10,000, we would reduce the modified Purchase Payment as follows:

       50,000 x (10,000/30,000) = 16,666

Your new modified Purchase Payment would be $50,000 -- $16,666 = $33,334.

PAYMENT OF PROCEEDS

We describe the process of paying death benefit proceeds before the Maturity Date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

                             NON-QUALIFIED CONTRACTS

----------------------------------- -------------------------- -------------------------------------- --------------------
                                                                                                           MANDATORY
    BEFORE THE MATURITY DATE,           THE COMPANY WILL       UNLESS. . .                               PAYOUT RULES
      UPON THE DEATH OF THE           PAY THE PROCEEDS TO:                                                  APPLY*
----------------------------------- -------------------------- -------------------------------------- --------------------
OWNER (WHO IS NOT THE ANNUITANT)    The beneficiary (ies),     Unless, the beneficiary elects to      Yes
(WITH NO JOINT OWNER)               or if none, to the         continue the Contract rather than
                                    Contract Owner's estate.   receive the distribution.
----------------------------------- -------------------------- -------------------------------------- --------------------
OWNER (WHO IS THE ANNUITANT)        The beneficiary (ies),     Unless, the beneficiary elects to      Yes
(WITH NO JOINT OWNER)               or if none, to the         continue the Contract rather than
                                    Contract Owner's estate.   receive the distribution.
----------------------------------- -------------------------- -------------------------------------- --------------------
NON-SPOUSAL JOINT OWNER (WHO IS     The surviving joint                                               Yes
NOT THE ANNUITANT)                  owner.
----------------------------------- -------------------------- -------------------------------------- --------------------
NON-SPOUSAL JOINT OWNER (WHO IS     The beneficiary (ies),     Unless the beneficiary elects to       Yes
THE ANNUITANT)                      or if none, to the         continue the Contract rather than
                                    surviving joint owner.     receive the distribution.
----------------------------------- -------------------------- -------------------------------------- --------------------
SPOUSAL JOINT OWNER (WHO IS NOT     The surviving joint        Unless the spouse elects to continue   Yes
THE ANNUITANT)                      owner.                     the Contract.

----------------------------------- -------------------------- -------------------------------------- --------------------
SPOUSAL JOINT OWNER (WHO IS THE     The beneficiary (ies),     Unless the spouse elects to continue   Yes
ANNUITANT)                          or if none, to the         the Contract.
                                    surviving joint owner.
                                                               A spouse who is not the beneficiary
                                                               may decline to continue the Contract
                                                               the proceeds and instruct the company
                                                               to pay the beneficiary who may elect
                                                               to continue the Contract.
----------------------------------- -------------------------- -------------------------------------- --------------------
ANNUITANT (WHO IS NOT THE           The beneficiary (ies),     Unless the beneficiary elects to       Yes
CONTRACT OWNER)                     or if none, to the         continue the Contract rather than
                                    Contract Owner             receive the distribution.

                                                               Or unless, there is a Contingent
                                                               Annuitant, then, the Contingent
                                                               Annuitant becomes the Annuitant and
                                                               the Contract continues in effect
                                                               (generally using the original Maturity
                                                               Date). The proceeds will then be paid
                                                               upon the death of the Contingent
                                                               Annuitant or owner.
----------------------------------- -------------------------- -------------------------------------- --------------------
ANNUITANT (WHO IS THE CONTRACT      See death of "owner who                                           Yes
OWNER)                              is the Annuitant" above.
----------------------------------- -------------------------- -------------------------------------- --------------------
ANNUITANT (WHERE OWNER IS A         The beneficiary (ies)                                             Yes (Death of
NONNATURAL ENTITY/TRUST)            (or if none, to the                                               Annuitant is
                                    owner.                                                            treated
                                                                                                      as death of
                                                                                                      the owner in these
                                                                                                      circumstances.)
----------------------------------- -------------------------- -------------------------------------- --------------------
CONTINGENT ANNUITANT (ASSUMING      No death proceeds are                                             N/A
ANNUITANT IS STILL ALIVE)           payable; Contract
                                    continues.
----------------------------------- -------------------------- -------------------------------------- --------------------
BENEFICIARY                         No death proceeds are                                             N/A
                                    payable; Contract
                                    continues.
----------------------------------- -------------------------- -------------------------------------- --------------------
CONTINGENT BENEFICIARY              No death proceeds are                                             N/A
                                    payable; Contract
                                    continues.
----------------------------------- -------------------------- -------------------------------------- --------------------

                               QUALIFIED CONTRACTS

----------------------------------- -------------------------- -------------------------------------- --------------------
                                                                                                           MANDATORY
    BEFORE THE MATURITY DATE,           THE COMPANY WILL       UNLESS. . .                               PAYOUT RULES
      UPON THE DEATH OF THE           PAY THE PROCEEDS TO:                                                  APPLY*
----------------------------------- -------------------------- -------------------------------------- --------------------
OWNER / ANNUITANT                   The beneficiary (ies),     Unless the beneficiary elects to       Yes
                                    or if none, to the         continue the Contract rather than
                                    Contract Owner's estate.   receive a distribution.
----------------------------------- ------------------------- --------------------------------------- --------------------
BENEFICIARY                         No death proceeds are                                             N/A
                                    payable; Contract
                                    continues.
----------------------------------- ------------------------- --------------------------------------- --------------------
CONTINGENT BENEFICIARY              No death proceeds are                                             N/A
                                    payable; Contract
                                    continues.
----------------------------------- ------------------------- --------------------------------------- --------------------

--------------
 * Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of any owner. Non-spousal beneficiaries (as well as spousal beneficiaries who choose not to assume the Contract) must begin taking distributions based on the beneficiary's life expectancy within one year of death or take a complete distribution of contract proceeds within 5 years of death. For Qualified Contracts, if mandatory distributions have begun at the death of the Annuitant, the 5 year payout option is not available.

SPOUSAL CONTRACT CONTINUANCE (SUBJECT TO AVAILABILITY -- DOES NOT APPLY IF A NON-SPOUSE IS A JOINT OWNER)

Within one year of your death, if your spouse is named as an owner and/or beneficiary, and you die before the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. If you were the Annuitant and your spouse elects to continue the Contract, your spouse will be named the Annuitant as of the Death Report Date.

If your spouse elects to continue the Contract as Contract Owner, the death benefit will be calculated as of the Death Report Date. If the Contract Value is less than the calculated death benefit, the Contract Value will be increased to equal the death benefit. This amount is referred to as the adjusted Contract Value. Any difference between the Contract Value and the adjusted Contract Value will be allocated to the funding options in the same proportion as the allocations of the Contract prior to the Death Report Date.

Any premium paid before the Death Report Date is no longer subject to a withdrawal charge if your spouse elects to continue the Contract. Purchase payments and any associated credits made to the Contract after the Death Report Date will be subject to the withdrawal charge. All other contract fees and charges applicable to the original Contract will also apply to the continued Contract. All other benefits and features of your Contract will be based on your spouse's age on the Death Report Date as if your spouse had purchased the Contract with the adjusted Contract Value on the Death Report Date. This spousal contract continuance is available only once for each Contract.

BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES)

If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the Death Report Date, (more than $1,000,000 is subject to Home Office approval), your beneficiary(ies) may elect to continue his/her portion of the Contract subject to applicable Internal Revenue Code distribution requirements, rather than receive the death benefit in a lump sum. If the beneficiary chooses to continue the Contract, the beneficiary can extend the payout phase of the Contract enabling the beneficiary to "stretch" the death benefit distributions out over his life expectancy as permitted by the Internal Revenue Code.

If your beneficiary elects to continue the Contract, the death benefit will be calculated as of the Death Report Date. The initial Contract Value of the continued Contract (the "adjusted Contract Value") will equal the greater of the Contract Value or the death benefit calculated on the Death Report Date and will be allocated to the funding options in the same proportion as prior to the Death Report Date. If the adjusted Contract Value is allocated to the Variable Funding Options, the beneficiary bears the investment risk.

The beneficiary who continues the Contract will be granted the same rights as the owner under the original Contract, except the beneficiary cannot:

       o   transfer ownership

       o   take a loan

       o   make additional Purchase Payments

The beneficiary may also name his/her own beneficiary ("succeeding beneficiary") and has the right to take withdrawals at any time after the Death Report Date without a withdrawal charge. The E.S.P. option is not available to a beneficiary continuing the Contract under this provision. All other fees and charges applicable to the original Contract will also apply to the continued Contract; the E.S.P. charge no longer applies. All benefits and features of the continued Contract will be based on the beneficiary's age on the Death Report Date as if the beneficiary had purchased the Contract with the adjusted Contract Value on the Death Report Date.

PLANNED DEATH BENEFIT

You may request that rather than receive a lump-sum death benefit, the beneficiary(ies) receive all or a portion of the death benefit proceeds either:

       o as a variable or fixed annuity for life or a period that does not exceed the beneficiary's life expectancy, or

       o under the terms of the Beneficiary Continuance provision described above. If the Beneficiary Continuance provision is selected as a planned death benefit, no surrenders will be allowed other than payments meant to satisfy minimum distribution amounts or systematic withdrawal amounts, if greater.

You must make the planned death benefit request as well as any revocation of this request in writing. Upon your death, your beneficiary(ies) cannot revoke or modify this request. If the death benefit at the time we receive Due Proof of Death is less than $2,000, we will only pay a lump sum to the beneficiary. If periodic payments due under the planned death benefit election are less than $100, we reserve the right to make Annuity Payments at less frequent intervals, resulting in a payment of at least $100 per year. If no beneficiary is alive when death benefits become payable, we will pay the death benefit as provided in your Contract.

DEATH PROCEEDS AFTER THE MATURITY DATE

If any Contract Owner or the Annuitant dies on or after the Maturity Date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity or income option then in effect.

                                 LIVING BENEFITS
--------------------------------------------------------------------------------

GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("GMWB" OR "PRINCIPAL GUARANTEE")

For an additional charge, you may elect an optional rider for your contract that provides a Guaranteed Minimum Withdrawal Benefit, or "GMWB". A GMWB rider is designed to protect your investment from poor market performance, as long as you do not withdraw more than a certain amount from your contract each year.

AVAILABILITY AND ELIGIBILITY We offer different GMWB riders so that you can choose the level of benefits and costs that makes the most sense for you. This prospectus offers three different GMWB riders, and the availability of each depends on when you purchase your Contract and your state of residence. The three GMWB riders described in this prospectus are called "GMWB I", "GMWB II", and "GMWB III". The availability of each rider is shown below.

                              AVAILABLE GMWB RIDERS
--------------------------- --------------------------------- -------------------------------- -----------------------------
      NAME OF RIDER:                     GMWB I                           GMWB II                         GMWB III
--------------------------- --------------------------------- -------------------------------- -----------------------------
ALSO CALLED:                Principal                         Principal                        Principal
                            Guarantee                         Guarantee 5/10                   Guarantee 5
--------------------------- --------------------------------- -------------------------------- -----------------------------
AVAILABILITY:               Not available for purchase on     Available on or after March      Available on or after March
                            or after March 21, 2005, unless   21, 2005 if approved
                            in your 21, 2005 if approved in   your GMWB II is not
                            approved in your state state
                            state
--------------------------- --------------------------------- -------------------------------- -----------------------------

You may elect a GMWB rider only at the time of your initial purchase of the Contract. You may not elect a GMWB rider if you have also elected the GMAB rider offered under this Contract.

REMAINING BENEFIT BASE ("RBB") For all GMWB riders, the amount of your investment that is guaranteed is called the "remaining benefit base" or "RBB." Your initial RBB is equal to your initial Purchase Payment if you elect GMWB when you purchase your contract. Your initial RBB does not include Purchase Payment Credits. The RBB is not a lump sum guarantee, rather, it is the amount that we guarantee to return to you through a series of payments that annually do not exceed a percentage of your RBB.

ANNUAL WITHDRAWAL BENEFIT ("AWB") The annual percentage of your RBB that is available for withdrawal is called the "annual withdrawal benefit" or "AWB". Each year you may take withdrawals that do not exceed your AWB until your RBB is depleted. Each year you may take your AWB monthly, annually, or on any payment schedule you request. You may take withdrawals in any dollar amount up to your AWB without affecting your guarantee. If you choose to receive only a part of, or none of, your AWB in any given year, your AWB in any subsequent year will not be increased. In that case you are choosing to deplete your RBB over a longer period of time.

The AWB is a percentage of your RBB and depends on which GMWB rider you select. Your initial AWB is calculated as a percentage of the RBB immediately before your first withdrawal:

                                                                     GMWB I              GMWB II            GMWB III
                                                                -------------------  ------------------- ------------------
If you make your first withdrawal before the 3rd                        5% of RBB            5% of RBB          5% of RBB
anniversary after you purchase GMWB:........................
If you make your first withdrawal after the 3rd
anniversary after you purchase GMWB:........................           10% of RBB           10% of RBB          5% of RBB

ADDITIONAL PREMIUM Currently, additional Purchase Payments serve to increase your RBB and AWB. After each Purchase Payment your new RBB equals your RBB immediately prior to the Purchase Payment plus the dollar amount of the Purchase Payment, not including any Purchase Payment Credits. Your new AWB is equal to the AWB immediately prior to the Purchase Payment, plus a percentage of the Purchase Payment. We use the same percentage as that used to calculate your original AWB as shown above.

We reserve the right not to include additional Purchase Payments into the calculation of the RBB or AWB.

WITHDRAWALS When you make a withdrawal, your AWB remains the same as long as the sum of all of your withdrawals since the most recent anniversary of your purchase or reset of GMWB (or "GMWB Anniversary"), including the current withdrawal, does not exceed your AWB immediately prior to the current withdrawal. In such case your RBB is decreased to equal the RBB immediately prior to the withdrawal, less the dollar amount of the current withdrawal.

However, if you make a withdrawal so that the total of all your withdrawals since your GMWB anniversary, including the current withdrawal, exceeds your AWB immediately prior to the current withdrawal, we will recalculate both your RBB and AWB. The recalculation depends on which GMWB rider you select:

IF YOU SELECT GMWB II OR GMWB III:

     o To recalculate your RBB, we reduce your RBB by the greater of the dollar amount of your withdrawal, or a "partial withdrawal reduction". The partial withdrawal reduction is equal to 1) the RBB in effect immediately prior to the current withdrawal, multiplied by 2) the amount of the current withdrawal divided by 3) the Contract Value immediately prior to the current withdrawal, minus any Purchase Payment Credits applied within 12 months of the withdrawal.

     o To recalculate your AWB, we reduce your AWB by a partial withdrawal reduction, which is equal to 1) the AWB in effect immediately prior to the current withdrawal, multiplied by 2) the RBB immediately after the withdrawal divided by 3) the RBB immediately prior to the current withdrawal.

IF YOU PURCHASED GMWB I:

     o To recalculate your RBB, we reduce your RBB by a "partial withdrawal reduction". The partial withdrawal reduction is equal to 1) the RBB in effect immediately prior to the current withdrawal, multiplied by 2) the amount of the current withdrawal divided by 3) the Contract Value immediately prior to the current withdrawal, minus any Purchase Payment Credits applied within 12 months of the withdrawal.

     o To recalculate your AWB, we reduce your AWB by a partial withdrawal reduction, which is equal to 1) the AWB in effect immediately prior to the current withdrawal, multiplied by 2) the RBB immediately after the withdrawal divided by 3) the RBB immediately prior to the current withdrawal.

We will waive any surrender charge on amounts that you withdraw up to your AWB, or on amounts up to the amount withdrawn under our Managed Distribution Program, even if such annual amount withdrawn is greater than your free withdrawal allowance.

WITHDRAWAL EXAMPLES The following examples are intended to illustrate the effect of withdrawals on your RBB and AWB, depending on which GMWB rider you select. Assume your initial RBB is $100,000, your age is less than 70, and you take a withdrawal of $10,000 after your first GMWB Anniversary:

                   WITHDRAWAL EXAMPLE FOR GMWB II AND GMWB III

--------------------- ------------------------------------------------------ ---------------------------------------------------
                                 ASSUMES 15% GAIN ON INVESTMENT                        ASSUMES 15% LOSS ON INVESTMENT
--------------------- ----------- --------------------- -------------------- ----------- --------------------- -----------------
                      CONTRACT            RBB                AWB (5%)        CONTRACT            RBB               AWB (5%)
                        VALUE                                                  VALUE
--------------------- ----------- --------------------- -------------------- ----------- --------------------- -----------------
VALUES AS OF
--------------------- ----------- --------------------- -------------------- ----------- --------------------- -----------------
INITIAL GMWB           $106,000         $100,000              $5,000          $106,000         $100,000             $5,000
PURCHASE
--------------------- ----------- --------------------- -------------------- ----------- --------------------- -----------------
IMMEDIATELY PRIOR      $121,900         $100,000              $5,000          $90,100          $100,000             $5,000
TO WITHDRAWAL
--------------------- ----------- --------------------- -------------------- ----------- --------------------- -----------------
PARTIAL WITHDRAWAL       N/A            (100,000           (5,000 X (1-         N/A            (100,000          (5,000 X (1-
REDUCTION                          X 10,000/121,900)=    90,000/100,000)=                 X 10,000/90,100)=    88,901/100,000)=
                                         8,203                  500                            $11,099               $555
--------------------- ----------- --------------------- -------------------- ----------- --------------------- -----------------
GREATER OF PWR OR                       $10,000                                                $11,099
THE DOLLAR AMOUNT
OF THE WITHDRAWAL                    (10,000>8,203)                                        (11,099>10,000)
--------------------- ----------- --------------------- -------------------- ----------- --------------------- -----------------
CHANGE IN VALUE DUE    $10,000          $10,000                $500           $10,000          $11,099               $555
TO WITHDRAWAL
(PARTIAL SURRENDER
REDUCTION)
--------------------- ----------- --------------------- -------------------- ----------- --------------------- -----------------
VALUE IMMEDIATELY      $111,900         $90,000               $4,500          $80,100          $88,901              $4,445
AFTER WITHDRAWAL
--------------------- ----------- --------------------- -------------------- ----------- --------------------- -----------------

                          WITHDRAWAL EXAMPLE FOR GMWB I

--------------------- ------------------------------------------------------ ----------------------------------------------------
                                 ASSUMES 15% GAIN ON INVESTMENT                        ASSUMES 15% LOSS ON INVESTMENT
--------------------- ----------- --------------------- -------------------- ----------- --------------------- ------------------
                      CONTRACT            RBB                AWB (5%)        CONTRACT            RBB               AWB (5%)
                        VALUE                                                  VALUE
--------------------- ----------- --------------------- -------------------- ----------- --------------------- ------------------
VALUES AS OF
--------------------- ----------- --------------------- -------------------- ----------- --------------------- ------------------
INITIAL GMWB           $106,000         $100,000              $5,000          $106,000         $100,000             $5,000
PURCHASE
--------------------- ----------- --------------------- -------------------- ----------- --------------------- ------------------
IMMEDIATELY PRIOR      $121,900         $100,000              $5,000          $90,100          $100,000             $5,000
TO WITHDRAWAL
--------------------- ----------- --------------------- -------------------- ----------- --------------------- ------------------
IMMEDIATELY AFTER      $111,900          91,797               $4,590          $80,100          $88,901              $4,445
WITHDRAWAL

                                  [100,000 -- (100,000    [5,000 -- (5,000 X            [100,000 -- (100,000       [5,000 X
                                   X 10,000/121,900)]    91,797/100,000)]                 X 10,000/90,100)]    (88,901/100,000)]
--------------------- ----------- --------------------- -------------------- ----------- --------------------- ------------------
CHANGE IN VALUE DUE    $10,000           $8,203                $410           $10,000          $11,099               $555
TO WITHDRAWAL
(PARTIAL SURRENDER
REDUCTION)
--------------------- ----------- --------------------- -------------------- ----------- --------------------- ------------------


TAX-QUALIFIED DISTRIBUTION PROGRAMS (GMWB II AND GMWB III ONLY) If you select GMWB II or GMWB III, subject to certain limitations and restrictions, your AWB will not incur a recalculation as a result of distributions taken under certain eligible Tax-Qualified Distribution Programs ("Tax-Qualified Distribution Programs"). Instead, such distributions will reduce the RBB by the amount of the withdrawal, and will not affect the AWB.

For purposes of GMWB II and GMWB III, the following Tax-Qualified Distribution Programs are eligible. Only certain types of distribution methods are eligible as described below. Please consult with your tax adviser to make sure you are eligible:

            o Distributions intended to satisfy the required minimum distribution rules under Internal Revenue Code ("Code") Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, to:

            o   a qualified retirement plan (Code Section 401),

            o   a tax-sheltered annuity (Code Section 403(b)),

            o   an individual retirement account (Code Sections 408(a)),

            o   an individual retirement annuity (Code Section 408(b)), or

            o   a qualified deferred compensation plan (Code Section 457).

           Required minimum distribution must be calculated using the Uniform Life Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-2) and/or the Joint and Last Survivor Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-3), and for distributions where the employee (owner) dies before the entire interest is distributed as described in Code Section 401(a)(9)(B)(iii) calculated using the Single Life Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-1), as appropriate (each table as in effect as of January 1, 2004).

       o Distributions intended to satisfy the exception under Code Section 72(s)(2) to the required minimum distribution rules which apply after the death of the holder of a nonqualified annuity contract provided under Code Section 72(s)(1) for certain amounts payable over the life of a designated beneficiary;

       o Distributions intended to satisfy the exception under Code Section 72(t)(2)(A)(iv) from the 10% additional tax on early distributions from qualified retirement plans imposed by Code Section 72(t)(1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and his designated beneficiary, provided, however, the amount of the substantially equal periodic payments must be calculated under the required minimum distribution method set forth in the Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by Revenue Ruling 2002-62, 2002-42 I.R.B. 710 (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a Tax-Qualified Distribution Program); or

       o Distributions intended to satisfy the exception under Code Section 72(q)(2)(D) from the 10% additional tax on early distributions from nonqualified annuity contracts imposed by Code Section 72(q)(1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the Beneficiary or the joint lives (or joint life expectancies) of such Beneficiary and his designated beneficiary, provided, however, the amount of the substantially equal periodic payment must be calculated under the required minimum distribution method set forth in Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by Internal Revenue Bulletin 2004 -9, Notice 2004-15, page 526. (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a Tax-Qualified Distribution Program).

You are subject to the following limitations if you if you are taking distributions under a Tax-Qualified Distribution Program:

       o YOU MUST ENROLL IN OUR MANAGED DISTRIBUTION PROGRAM. If you do not enroll or if you cancel your enrollment, you can continue to make withdrawals under your GMWB rider, however your RBB and AWB may be subject to a recalculation. Under our Managed Distribution Program, you select a frequency of payments. You may change the frequency of your payments only once every two years after your GMWB Anniversary, and you may only make the change during the 30-day period after your GMWB Anniversary. At the time you purchase GMWB, your initial frequency of payment must be annual if you did not take distributions pursuant to your Tax-Qualified Distribution Program at your previous financial institution, unless you turn age 70 1/2 before the first GMWB anniversary.

           You are advised to take your required distributions prior to purchasing GMWB in order to have the choice of taking your distributions on a monthly, quarterly, semi-annual or annual basis. If you do not take your distribution before purchasing GMWB, you will be limited to taking annual distributions for the first two contract years after which time you can choose an alternate mode of distribution.

       o ANY WITHDRAWALS OUTSIDE OF THE PROGRAM MAY DECREASE YOUR BENEFIT. All withdrawals under your Contract must be made pursuant to the Tax-Qualified Distribution Program during any 12-month period after an anniversary of your purchase of GMWB (a "GMWB Year"). If during any GMWB Year you take any additional withdrawals that are not made pursuant to the Program, you can continue to make withdrawals under your GMWB rider, however for the remainder of the GMWB Year your RBB and AWB may be subject to a partial withdrawal reduction. To avoid any partial withdrawal reduction, all withdrawals under your Contract must be made pursuant to your Tax-Qualified Distribution Program.

RESET (GMWB I AND GMWB II ONLY) If you select GMWB I or GMWB II, you may choose to reset your RBB at any time on or after the 5th anniversary of your GMWB purchase. Your new RBB is reset to equal your current Contract Value, minus any Purchase Payment Credits received 12 months before the date you reset. You may reset your RBB again every 5 years after the most recent reset. Once you become eligible to reset your RBB, we reserve the right to allow resets only on the anniversary of your GMWB purchase.

Each time you reset your RBB, your new AWB will equal a percentage of your new RBB. The percentage used is the same percentage used to calculate your AWB before the reset.

If you are age 95 and are taking withdrawals under a Tax-Qualified Distribution Program, you may not reset if you purchased GMWB II.

Depending on your Contract Value and the current fee for GMWB, it may not be beneficial to reset your RBB. Generally, it may be beneficial to reset your RBB if your Contract Value exceeds your RBB. However, the current charge in effect at the time of the reset will apply which may be higher than the current charge. Further, if you reset your RBB, your new AWB may be higher or lower than your current AWB. In addition, the length of time over which you can expect to receive your RBB will be reset.

INVESTMENT RESTRICTIONS (GMWB II AND GMWB III ONLY)

We reserve the right to restrict allocations to a Variable Funding Option or limit the percentage of Contract value that may be allocated to a Variable Funding Option at any time. If we do so we would provide you with asset allocation requirements, and we reserve the right to require periodic rebalancing of Contract value allocated to Variable Funding Options according to specified percentages. We will provide no less than 30 days advanced written notice if we exercise our right to restrict or limit allocations to a Variable Funding Option and/or require periodic rebalancing between Variable Funding Options. Our ability to restrict allocations to a Variable Funding Option may be different depending on your state.

If we restrict allocations to a Variable Funding Option, as of the effective date of the restriction, we will no longer allow additional Purchase Payments to be applied, or transfers of Contract value to be allocated into the restricted Variable Funding Option. Any Contract value previously allocated to a restricted Variable Funding Option will not be subject to the restriction. If we impose a limit on the percentage of Contract value allocated to a Variable Funding Option, as of the effective date of the restriction, we will impose the limit on all subsequent allocations.

GMWB CHARGE The charge for your GMWB rider is different depending on which version of GMWB you choose. For all GMWB riders, the charge is deducted daily from amounts held in each Variable Funding Option. The current charge for each rider, on an annual basis, is shown below. Your current charge will not change unless you reset your benefits, at which time we may modify the charge. In such case the charge will never exceed 1.00%.

-------------------------- --------------------- ---------------------- -------------------
                                  GMWB I               GMWB II               GMWB III
-------------------------- --------------------- ---------------------- -------------------
Current Annual Charge              0.40%                0.50%                 0.25%
-------------------------- --------------------- ---------------------- -------------------
Maximum Annual Charge              1.00%                1.00%                  N/A
After a Reset
-------------------------- --------------------- ---------------------- -------------------

MAXIMUM RBB Although we have no current plans to do so, in the future we may impose a maximum RBB. If we do, we would stop including additional Purchase Payments into the calculation of your RBB. If we impose a maximum RBB for Purchase Payments or reset, the maximum RBB will never be less than the cumulative Purchase Payments to which we have previously consented.

Currently you must obtain our consent to purchase any RBB over $1 million. Purchase Payments under $1 million are not subject to a maximum RBB.

TERMINATION Once you purchase GMWB I, you cannot cancel it. If you select GMWB II or GMWB III, you may terminate your rider at any time after the 5th anniversary of your purchase of GMWB. Once you terminate a GMWB III rider, you cannot re-elect it. You must request your termination in writing. All GMWB riders terminate automatically when you reach the maturity date of your Contract, if your Contract is assigned, or if the rider is exchanged for a similar rider offered by us.

OTHER INFORMATION ABOUT GMWB If your Contract Value reaches zero, and you have purchased this benefit, the following will occur:

       o The AWB will continue to be paid to you until the RBB is depleted, not more frequently than monthly. Upon your death, your beneficiary will receive these payments. No other death benefit or optional benefit, if any, will be paid.

       o The total annual payment amount will equal the AWB and will never exceed your RBB, and

       o We will no longer accept subsequent Purchase Payments into the Contract.

If a spouse or beneficiary continues this Contract upon your death, and you had elected GMWB, all terms and conditions of this benefit would apply to the new owner.

Please refer to the Death Benefit section for information on how GMWB may impact your death benefit.

COMPARISON OF IMPORTANT DIFFERENCES BETWEEN GMWB I, II, AND III

The following chart may help you decide which version of GMWB is best for you.

-------------------------- -------------------------------- ------------------------------- -------------------------------
                                       GMWB I                          GMWB II                         GMWB III
-------------------------- -------------------------------- ------------------------------- -------------------------------
AWB                             5% of RBB if first              5% of RBB if first              5% of RBB
                                withdrawal before 3rd           withdrawal before 3rd
                                anniversary                     anniversary
                                10% of RBB if first             10% of RBB if first
                                withdrawal after 3rd            withdrawal after 3rd
                                anniversary                     anniversary
-------------------------- -------------------------------- ------------------------------- -------------------------------
ANNUAL CHARGE                           0.40%                           0.50%                           0.25%
-------------------------- -------------------------------- ------------------------------- -------------------------------
RESET                                    Yes                             Yes                              No
-------------------------- -------------------------------- ------------------------------- -------------------------------
CAN I CANCEL MY GMWB?                    No                     Yes, after the 5th              Yes, after the 5th
                                                                anniversary of GMWB             anniversary of GMWB
                                                                purchase                        purchase
-------------------------- -------------------------------- ------------------------------- -------------------------------
INVESTMENT RESTRICTIONS                  No                              Yes                             Yes
-------------------------- -------------------------------- ------------------------------- -------------------------------
WAIVER OF RECALCULATION                  No                              Yes                             Yes
OF AWB FOR DISTRIBUTIONS
FROM TAX-QUALIFIED PLANS
-------------------------- -------------------------------- ------------------------------- -------------------------------

GUARANTEED MINIMUM ACCUMULATION BENEFIT ("GMAB")

We offer a Guaranteed Minimum Accumulation Benefit rider ("GMAB Rider") for an additional charge. The GMAB Rider guarantees that your Contract Value will not be less than a minimum amount at the end of a specified number of years. If your Contract Value is less than the minimum guaranteed amount on the Rider Maturity Date, we will apply additional amounts to increase your Contract Value so that it is equal to the guaranteed amount. If you elect the GMAB Rider, we require that you allocate your Contract Value according to certain limitations and restrictions, and agree to periodic rebalancing of your Contract Value.

Currently, the GMAB Rider may only be elected at the time that you purchase your Contract. We may make the GMAB Rider available to Contracts after their effective date at a later date subject to certain additional terms and restrictions. You may not elect the GMAB Rider if you have also elected the GMWB Rider offered under the Contract.

BENEFIT DESCRIPTION & KEY TERMS

If you elect the GMAB Rider, we guarantee that if your Contract Value is less than your Benefit Base (defined below) on the Rider Maturity Date (defined below), we will apply additional amounts to your Contract to increase your Contract Value so that it is equal to the Benefit Base. Any additional amounts that we apply to your Contract to increase the Contract Value to equal the Benefit Base will be allocated to the money market Subaccount on the Rider Maturity Date. Any such additional amounts will be treated as earnings under your Contract, and will not be subject to a withdrawal charge once they are applied to your Contract.

If your Contract Value is equal to or greater than the Benefit Base on the Rider Maturity Date, the GMAB Rider will terminate and no additional amounts will be applied to your Contract.

BENEFIT BASE: The Benefit Base is equal to the Base Calculation Amount on the Rider Maturity Date and represents the minimum Contract Value that we guarantee on such date. We do not guarantee the Benefit Base on any day other than the Rider Maturity Date. The Benefit Base will not be available for withdrawal nor will it be used to calculate any benefits under the Contract prior to the Rider Maturity Date. The Benefit Base can never be less than zero.

BASE CALCULATION AMOUNT: We calculate the Base Calculation Amount to determine the Benefit Base. On the Rider Effective Date, the Base

Calculation Amount is equal to your initial Purchase Payment. The Base Calculation Amount will not include any credits we applied to your Purchase Payment. Aggregate Purchase Payments over $1 million are subject to our consent, including our consent to limit the Base Calculation Amount applicable to your GMAB Rider. We may impose a maximum Base Calculation Amount (and thereby, a maximum Benefit Base) in the future for Contract Owners who elect the GMAB Rider, but the maximum Base Calculation Amount will never be less than the Base Calculation Amount to which we have previously consented. We reserve the right to restrict increases in your maximum Base Calculation Amount based on subsequent Purchase Payments if such Purchase Payments would cause you Base Calculation Amount to be greater than our maximum Base Calculation Amount. We will not limit or impose a maximum Base Calculation Amount if your aggregate Purchase Payments are under $1 million. If you purchase more than one contract issued by the Company in the same calendar year and elect the GMAB Rider on each contract, the $1,000,000 Benefit Base maximum may be applied to the aggregate Benefit Base for all contracts. State variations may apply.

The Base Calculation Amount will not be used to calculate any benefits under the Contract, other than the GMAB Rider Liquidity Option described below. The Base Calculation Amount can never be less than zero. The Base Calculation Amount may change between the Rider Effective Date and Rider Maturity Date if you make additional Purchase Payments or request withdrawals from your Contract.

       o If you make an additional Purchase Payment(s) within 12 months after the Rider Effective Date, we will increase the Base Calculation Amount by the amount of the Purchase Payment. The Base Calculation Amount will not include any credits we applied to any additional Purchase Payments you make. If you make an additional Purchase Payment(s) more than 12 months after the Rider Effective Date, we will not increase the Base Calculation Amount; however your Contract Value will increase, reflecting the amount of the Purchase Payment. You should consider this prior to making an additional Purchase Payment more than 12 months after the Rider Effective Date.

       o If you request a partial withdrawal, we will decrease the Base Calculation Amount in effect as of the date of the request by the actual dollar amount of the withdrawal or the Partial Withdrawal Reduction amount, whichever is greater. The Partial Withdrawal Reduction amount is equal to the Base Calculation Amount in effect immediately prior to the reduction for the partial withdrawal multiplied by the actual amount of the partial withdrawal divided by the Contract Value immediately prior to the partial withdrawal, minus Purchase Payment Credits received within 12 months prior to the partial withdrawal, if any. When determining the impact of a partial withdrawal on the Base Calculation Amount, the actual amount of the partial withdrawal will include any contingent deferred sales charges and taxes that were deducted at the time of the partial withdrawal.

RIDER MATURITY DATE: The Rider Maturity Date is the anniversary of the Rider Effective Date that corresponds to the number of years you elect as the Rider Period (described below).

RIDER PERIOD: The Rider Period is the number of years you select between the Rider Effective Date and the Rider Maturity Date. Currently, we only offer a Rider Period of ten (10) years. We may offer Rider Periods of lesser or greater duration available in the future, subject to additional terms, conditions and limitations.

EXAMPLES OF BENEFIT BASE/BASE CALCULATION AMOUNT

Below are examples of how we determine the Benefit Base and Base Calculation Amount, as well as examples showing the impact of subsequent Purchase Payments and partial withdrawals. For purposes of each example below, assume that you elect the GMAB Rider on the effective date of your Contract and that your initial Purchase Payment is $100,000.

The example below illustrates the impact of the guarantee provided under the GMAB Rider assuming that your Contract Value increases or decreases during the Rider Period.

                EXAMPLES OF GMAB RIDER ON THE RIDER MATURITY DATE

                     ---------------------------------------------------- -----------------------------------------------------
                                  INCREASING CONTRACT VALUE                             DECLINING CONTRACT VALUE
-------------------- ---------------------------------------------------- -----------------------------------------------------
                      CONTRACT VALUE         BASE         BENEFIT BASE     CONTRACT VALUE         BASE          BENEFIT BASE
                                         CALCULATION                                          CALCULATION
                                            AMOUNT                                               AMOUNT
-------------------- ----------------- ----------------- ---------------- ----------------- ----------------- -----------------
VALUE AS OF GMAB
RIDER EFFECTIVE
DATE                     $106,000          $100,000      Not Applicable       $106,000          $100,000       Not Applicable
-------------------- ----------------- ----------------- ---------------- ----------------- ----------------- -----------------
VALUE AS OF RIDER
MATURITY DATE            $121,900          $100,000         $100,000          $90,100           $100,000          $100,000
-------------------- ----------------- ----------------- ---------------- ----------------- ----------------- -----------------
AMOUNT APPLIED TO
CONTRACT VALUE DUE
TO GMAB RIDER                               $0(1)                                              $9,900(2)
-------------------- ----------------- ----------------- ---------------- ----------------- ----------------- -----------------

--------------
(1) If your Contract Value on the GMAB Rider Maturity Date is equal to or greater than the Benefit Base, we will not apply any additional amounts to your Contract Value. Your GMAB Rider will terminate and we will no longer deduct the annual charge for the rider.

(2) If your Contract Value on the GMAB Rider Maturity Date is less than the Benefit Base, we will apply additional amounts to your Contract Value so that it is equal to the Benefit Base. The additional amount will be added to the money market subaccount.

The example below illustrates the impact of making an additional $10,000 Purchase Payment while the GMAB Rider is in effect, specifically the different manner in which we will treat Purchase Payments for purpose of determining the Base Calculation Amount based on when the Purchase Payment is made.

  EXAMPLES OF ADDITIONAL PURCHASE PAYMENTS -- IMPACT ON BASE CALCULATION AMOUNT

                     ---------------------------------------------------- -----------------------------------------------------
                        ADDITIONAL PURCHASE PAYMENT WITHIN 12 MONTHS          ADDITIONAL PURCHASE PAYMENT AFTER 12 MONTHS
                     ---------------------------------------------------- -----------------------------------------------------
                                                              BASE                                                   BASE
                                           PURCHASE        CALCULATION       CONTRACT          PURCHASE           CALCULATION
                      CONTRACT VALUE       PAYMENT           AMOUNT            VALUE            PAYMENT             AMOUNT
-------------------- ----------------- ----------------- ---------------- ----------------- ----------------- -----------------
VALUE AS OF GMAB
RIDER EFFECTIVE
DATE                     $106,000          $100,000         $100,000          $106,000          $100,000          $100,000
-------------------- ----------------- ----------------- ---------------- ----------------- ----------------- -----------------
VALUE BEFORE
ADDITIONAL
PURCHASE PAYMENT         $120,000       Not Applicable      $100,000          $120,000       Not Applicable       $100,000
-------------------- ----------------- ----------------- ---------------- ----------------- ----------------- -----------------
VALUE AFTER
ADDITIONAL
PURCHASE PAYMENT         $130,600          $10,000          $110,000          $130,600          $10,000           $100,000
-------------------- ----------------- ----------------- ---------------- ----------------- ----------------- -----------------

The example below illustrates the impact of making a $10,000 partial withdrawal at least 12 months after the Rider Effective Date while the GMAB Rider is in effect, specifically the difference in the manner in which a partial withdrawal affects your Base Calculation Amount in an increasing market versus a decreasing market. The example assumes that the partial withdrawal does not qualify under the GMAB Rider Liquidity Option described below.

      EXAMPLES OF PARTIAL WITHDRAWALS -- IMPACT ON BASE CALCULATION AMOUNT

                             --------------------------------------------------------------------------------------------------
                                                            ASSUMING INCREASING CONTRACT VALUE
                             ------------ --------------------- -------------------- --------------------- --------------------
                              CONTRACT      BASE CALCULATION    PARTIAL WITHDRAWAL    PARTIAL SURRENDER     REDUCTION TO BASE
                                VALUE            AMOUNT               AMOUNT              REDUCTION        CALCULATION AMOUNT
---------------------------- ------------ --------------------- -------------------- --------------------- --------------------
VALUE AS OF GMAB RIDER        $106,000          $100,000          Not Applicable        Not Applicable       Not Applicable
EFFECTIVE DATE
---------------------------- ------------ --------------------- -------------------- --------------------- --------------------
VALUE IMMEDIATELY PRIOR TO
PARTIAL WITHDRAWAL            $121,900          $100,000          Not Applicable        Not Applicable       Not Applicable
---------------------------- ------------ --------------------- -------------------- --------------------- --------------------
VALUE IMMEDIATELY                                                                         [100,000 X
FOLLOWING PARTIAL                                                                      10,000/121,900]
WITHDRAWAL                    $111,900          $90,000               $10,000              $8,203                $10,000
---------------------------- ------------ --------------------- -------------------- ------------------------------------------
                             --------------------------------------------------------------------------------------------------
                                                             ASSUMING DECLINING CONTRACT VALUE
---------------------------- ------------ --------------------- -------------------- --------------------- --------------------
                              CONTRACT      BASE CALCULATION    PARTIAL WITHDRAWAL    PARTIAL SURRENDER     REDUCTION TO BASE
                                VALUE            AMOUNT               AMOUNT              REDUCTION        CALCULATION AMOUNT
---------------------------- ------------ --------------------- -------------------- --------------------- --------------------
VALUE AS OF GMAB RIDER
EFFECTIVE DATE                $106,000          $100,000          Not Applicable        Not Applicable       Not Applicable
---------------------------- ------------ --------------------- -------------------- --------------------- --------------------
VALUE IMMEDIATELY PRIOR TO
PARTIAL WITHDRAWAL             $90,100          $100,000          Not Applicable        Not Applicable       Not Applicable
---------------------------- ------------ --------------------- -------------------- --------------------- --------------------
VALUE IMMEDIATELY                                                                         [100,000 X
FOLLOWING PARTIAL                                                                       10,000/90,100]
WITHDRAWAL                     $80,100          $88,901               $10,000               $11,099             $11,099
---------------------------- ------------ --------------------- -------------------- --------------------- --------------------

INVESTMENT LIMITATIONS/RESTRICTIONS/REBALANCING

If you elect the GMAB Rider, your Contract will be subject to additional limitations and restrictions on your right to allocate Contract Value among the Subaccounts, your right to request transfers between Subaccounts and your right to allocate Purchase Payments to Subaccounts.

We classify each Subaccount as Class A or Class B based on our assessment of the relative risk and volatility of the Underlying Fund in which the Subaccount invests. Subaccounts that we classify as "Class A" will generally invest in Underlying Funds that invest primarily in equity securities, or securities that we believe will approximate the relative volatility and relative risk of equity securities. Subaccounts that we classify as "Class B" will generally invest in Underlying Funds that invest primarily in debt securities or cash. A Subaccount that invests in an Underlying Fund that invests in a combination of equity securities and debt securities will be classified as either Class A or Class B. We have sole discretion to determine whether a Subaccount is classified as Class A or Class B. We reserve the right to change the classification of a Subaccount from Class A to Class B or from Class B to Class A. Any change in Subaccount classification will apply to Contract Owners who elect the GMAB Rider after the effective date of the change in classification, as well as existing Contract Owner who have the GMAB Rider in force as of the effective date of the change in classification.

You will be required to establish a personal allocation profile at the time that you elect the GMAB Rider specifying the Subaccounts and the allocation percentages for each Subaccount in which you intend to allocate your initial Purchase Payment and any credits that we apply to your initial Purchase Payment. Your personal allocation profile will remain in effect for any additional Purchase Payments you make until you elect to change it. Your personal allocation profile may include any combination of Class A and Class B Subaccounts so long as the overall allocation does not violate the limitations and restrictions described below.

You may only allocate up to 80% of your initial Purchase Payment and any credits that we apply to your initial Purchase Payment to Subaccounts that we classify as Class A. You must allocate 20% or more of your initial Purchase Payment and any credits that we apply to your initial Purchase Payment to Subaccounts that we classify as Class B.

Any time that you request a transfer of Contract Value between Subaccounts or make an additional Purchase Payment, you must comply with the following limitations or restrictions:

       o You may allocate your Contract Value in one or more of the Class A Subaccounts that you choose; however, you may only allocate up to 80% of your Contract Value to Subaccounts that we classify as Class A.

       o You may allocate your Contract Value in one or more of the Class B Subaccounts that you choose; however, you must allocate 20% or more of your Contract Value to Subaccounts that we classify as Class B.

       o If you make an additional Purchase Payment, you can only allocate up to 80% of Purchase Payment to Subaccounts that we classify as Class A.

       o If you make an additional Purchase Payment, you must allocate 20% or more of the Purchase Payments to Subaccounts that we classify as Class B.

Any request to transfer Contract Value or allocate subsequent Purchase Payments that would violate these limitations and restrictions will be rejected. You will be required to submit a new request that complies with the applicable limitation or restriction. We will not be responsible for any financial impact caused by delays in processing your transaction if your request is rejected because it does not comply with an applicable limitation or restriction.

REBALANCING: On a quarterly basis, we will rebalance your Contract Value according to the current personal allocation profile that you chose for Class A and Class B Subaccounts. Unless you instruct us otherwise, we will rebalance your Contract Value in each Class A and Class B Subaccount, respectively, according to the relative proportions indicated in your personal allocation profile.

Below is a list of the Subaccounts that are currently offered under the Contract with the applicable classification.

                                                                                               CLASS B SUBACCOUNTS/
                      CLASS A SUBACCOUNTS/UNDERLYING FUNDS                                        UNDERLYING FUNDS
---------------------------------------- -- -------------------------------------    ---------------------------------------
AIM Variable Insurance Funds                   Pioneer Fund VCT Portfolio --            Money Market Portfolio
   AIM V.I. Capital Appreciation Fund --          Class II Shares                       PIONEER VARIABLE CONTRACTS TRUST
     Series II Shares                          Pioneer Growth Shares VCT                   Pioneer America Income VCT
   AIM V.I. Mid Cap Core Equity Fund --           Portfolio -- Class II Shares                Portfolio  -- Class II Shares
     Series II Shares                          Pioneer Ibbotson Aggressive Allocation      Pioneer Global High Yield VCT
   FRANKLIN TEMPLETON VARIABLE INSURANCE          VCT Portfolio -- Class II Shares            Portfolio -- Class II Shares
     PRODUCTS TRUST                            Pioneer Ibbotson Growth Allocation          Pioneer High Yield VCT Portfolio
   Franklin Rising Dividends Securities           VCT Portfolio -- Class II Shares            -- Class II Shares
     Fund -- Class 2 Shares                    Pioneer Ibbotson Moderate Allocation        Pioneer Strategic Income VCT
   Franklin Small-Mid Cap Growth                  VCT Portfolio -- Class II Shares            Portfolio -- Class II Shares
     Securities Fund -- Class 2 Shares         Pioneer International Value VCT
   Templeton Foreign Securities Fund --           Portfolio -- Class II Shares
     Class 2 Shares                            Pioneer Mid Cap Value VCT
GREENWICH STREET SERIES FUND                      Portfolio --  Class II Shares
   Salomon Brothers Variable Aggressive        Pioneer Oak Ridge Large Cap
     Growth Fund -- Class II Shares               Growth VCT Portfolio -- Class II
OPPENHEIMER VARIABLE ACCOUNT FUNDS                  Shares
   Oppenheimer Capital Appreciation            Pioneer Papp America-Pacific Rim
     Fund/VA -- Service Shares                    VCT Portfolio
   Oppenheimer Global Securities               Pioneer Papp Small and Mid Cap
     Fund/VA -- Service Shares                    Growth Portfolio VCT -- Class II
PIONEER VARIABLE CONTRACTS TRUST                    Shares
   Pioneer Balanced VCT Portfolio --           Pioneer Real Estate Shares VCT
     Class II Shares                              Portfolio -- Class II Shares
   Pioneer Cullen Value VCT Portfolio --       Pioneer Small Cap Value VCT Portfolio
     Class II Shares                              -- Class II Shares
   Pioneer Emerging Markets VCT                Pioneer Small Company VCT Portfolio
     Portfolio -- Class II Shares                 -- Class II Shares
   Pioneer Equity Income VCT Portfolio            Pioneer Value VCT Portfolio --
     -- Class II Shares                             Class II Shares
   Pioneer Equity Opportunities VCT         SALOMON BROTHERS VARIABLE SERIES
     Portfolio -- Class II Shares              FUNDS INC.
   Pioneer Europe VCT Portfolio --             All Cap Fund -- Class II
     Class II Shares                           Total Return Fund -- Class II


GMAB RIDER LIQUIDITY OPTION

During the 90-day period prior to the 5th anniversary of the Rider Effective Date, you may request a partial withdrawal of up to 15% of the Base Calculation Amount immediately prior to the request. Under this option, we will reduce the Base Calculation Amount by the dollar amount of the withdrawal so long as the withdrawal does not exceed the amount available for withdrawal under this provision. If you request a partial withdrawal greater than 15% of the Base Calculation Amount, we will reduce the Base Calculation Amount by the dollar amount of the withdrawal for amounts withdrawn up to the 15% limit and, for the excess amount, we will reduce the Base Calculation Amount as described above under the sub-section "Base Calculation Amount." Any partial withdrawal you make under this provision will be made free of contingent deferred sales charges that would otherwise apply under the terms of your Contract. Additionally, any withdrawals taken under this feature will reduce your Free Withdrawal Allowance under the Contract.

This feature can only be exercised once before the Rider Maturity Date and must occur during the 90-day period prior to the 5th anniversary of the Rider Effective Date. We reserve the right to require you to exercise your rights under this provision on the anniversary of your Rider Effective Date. You must notify us in a form acceptable to us that you are exercising your rights under this GMAB Rider Liquidity Option.

CANCELLATION OF THE GMAB RIDER

You may elect to cancel the GMAB Rider at any time after the 5th anniversary of the GMAB Rider Effective Date. Upon cancellation, we will no longer deduct the annual charge for the GMAB Rider. Upon cancellation of the GMAB Rider, all rights and benefits under the GMAB Rider will cease. Upon cancellation, we will no longer apply any of the investment limitations and restrictions described above.

GMAB RIDER EXCHANGE OPTION -- If, during the 90-day period following the 5th anniversary of the Rider Effective Date, your Contract Value is greater than the Base Calculation Amount, you may elect to cancel the GMAB Rider and simultaneously elect either a new GMAB Rider or a GMWB Rider. You will be required to meet any eligibility requirements that apply to each rider at the time you make the election.

         EXCHANGE FOR NEW GMAB RIDER: If you elect to cancel the GMAB Rider and elect the GMAB Rider that we make available under this Rider Exchange Option, the Rider Effective Date for your new GMAB Rider will be the date we receive your request in good order. Your new GMAB Rider will be subject to a new Rider Maturity Date. The Benefit Base of your prior GMAB Rider will not apply to the new GMAB Rider. Your Contract Value as of the date you elect to exchange your GMAB Rider will be used to determine your initial Base Calculation Amount for the new rider. The new GMAB Rider will be subject to a new charge that may be higher or lower than the charge you paid for your original GMAB Rider. The GMAB Rider that we make available under this Rider Exchange Option will always feature a ten year Rider Period and may include other Rider Period durations.

         EXCHANGE FOR GMWB RIDER: If you elect to cancel the GMAB Rider and elect the GMWB Rider that we make available under this Rider Exchange Option, the Rider Effective Date for your GMWB Rider will be the date we receive your request. The GMWB Rider that we make available under this Rider Exchange Option will feature a 10% minimum annual withdrawal amount. The GMWB Rider will be subject to the charge then in effect for a GMWB Rider that is offered under this Rider Exchange Option.

TERMINATION

The GMAB Rider will terminate on the earliest to occur of: (1) the Rider Maturity Date; (2) the date you elect to begin receiving Annuity Payments under the Contract; (3) the date you fully surrender your Contract; (4) the date you elect to cancel the GMAB Rider (including assignments); (5) the date we receive Due Proof of Death if the surviving spouse or beneficiary does not elect to continue the Contract (if allowed); or (6) the date the GMAB Rider is cancelled and replaced with a new GMAB Rider or GMWB Rider under the Rider Exchange Option.

The annual charge for the GMAB Rider will no longer be deducted and all guarantees will cease when the rider is terminated. Further, any investment limitations and restrictions will no longer apply after the GMAB Rider is terminated. If the GMAB Rider is terminated before the Rider Maturity Date, the Benefit Base will not be paid.

CHARGE FOR GMAB

If you elect the GMAB Rider, we will deduct an additional charge on a daily basis that is equal to an annual charge of 0.50% from your Contract Value invested in the Subaccounts. The charge will be applied and will not change from the Rider Effective Date until the Rider Maturity Date unless the rider is cancelled or terminates prior to such date. If you elect to terminate the GMAB Rider prior to the Rider Maturity Date, the charge will no longer be deducted. If you elect to exchange this GMAB Rider and elect a new GMAB Rider under the Rider Exchange Option (described above), the current charge in effect for the GMAB rider will be applied, which may be higher or lower than the charge you paid for this rider.

ADDITIONAL CONSIDERATIONS

       o Your Contract cannot have any outstanding loans if you elect the GMAB Rider. Further, you may not request a loan from your Contract if you have previously elected the GMAB Rider.

       o If you die while the GMAB Rider is in effect, and your surviving spouse or Beneficiary elects to continue the Contract under the spousal contract continuance or beneficiary contract continuance provision, then the GMAB Rider will remain in effect and will continue until the Rider Maturity Date.

       o Any DCA Program that is in effect while the GMAB Rider is in effect must meet the investment limitations and restrictions of the GMAB Rider, as described above. In addition, you may not request a DCA Program that makes transfers from Class B Subaccounts to Class A Subaccounts.

       o If you are expecting to request withdrawals from your Contract, including withdrawals intended to satisfy required minimum distribution requirements, the impact of such withdrawals on the guarantees provided under the GMAB Rider will make the rider less valuable.

                               THE ANNUITY PERIOD
--------------------------------------------------------------------------------

MATURITY DATE

Under the Contract, you can receive regular income payments ("Annuity Payments"). You can choose the month and the year in which those payments begin ("Maturity Date"). You can also choose among income payouts (annuity options) or elect a lump sum distribution. While the Annuitant is alive, you can change your selection any time up to the Maturity Date. Annuity Payments will begin on the Maturity Date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity Payments are a series of periodic payments (a) for life; (b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor, or (d) for a fixed period. We may require proof that the Annuitant is alive before we make Annuity Payments. Not all options may be available in all states.

You may choose to annuitize at any time after the first Contract Date anniversary. Unless you elect otherwise, the Maturity Date will be the Annuitant's 90th birthday for Non-qualified Contracts and the Annuitant's 70th birthday of Qualified Contracts or ten years after the effective date of the Contract, if later.

At least 30 days before the original Maturity Date, you may elect to extend the Maturity Date to any time prior to the Annuitant's 90th birthday or to a later date with our consent. You may use certain annuity options taken at the Maturity Date to meet the minimum required distribution requirements of federal tax law, or you may use a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the Contract Owner, or with certain Qualified Contracts upon either the later of the Contract Owner's attainment of age 70 1/2 or year of retirement; or the death of the Contract Owner. You should seek independent tax advice regarding the election of minimum required distributions.

ALLOCATION OF ANNUITY

You may elect to receive your Annuity Payments in the form of a variable annuity, a fixed annuity, or a combination of both. If, at the time Annuity Payments begin, you have not made an election, we will apply your Cash Surrender Value to provide an annuity funded by the same funding options as you have selected during the accumulation period. At least 30 days before the Maturity Date, you may transfer the Contract Value among the funding options in order to change the basis on which we will determine Annuity Payments. (See "Transfers.")

VARIABLE ANNUITY

You may choose an annuity payout that fluctuates depending on the investment experience of the Variable Funding Options. We determine the number of Annuity Units credited to the Contract by dividing the first monthly Annuity Payment attributable to each Variable Funding Option by the corresponding Accumulation Unit value as of 14 days before the date Annuity Payments begin. We use an Annuity Unit to measure the dollar value of an Annuity Payment. The number of Annuity Units (but not their value) remains fixed during the annuity period.

DETERMINATION OF FIRST ANNUITY PAYMENT. Your Contract contains the tables we use to determine your first monthly Annuity Payment. If you elect a variable annuity, the amount we apply to it will be the Cash Surrender Value as of 14 days before the date Annuity Payments begin, less any applicable premium taxes not previously deducted.

The amount of your first monthly payment depends on the annuity option you elected and the Annuitant's adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly Annuity Payment by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of Contract Value you apply to that annuity option. The contract tables factor in an assumed daily net investment factor of 3.0%. We call this your net investment rate. Your net investment rate of 3% corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your Variable Funding Options is less than 3%, then the dollar amount of your variable Annuity Payments will decrease. However, if the annualized investment performance, after expenses, of your Variable Funding Options is greater than 3%, then the dollar amount of your variable Annuity Payments will increase.

DETERMINATION OF SECOND AND SUBSEQUENT ANNUITY PAYMENTS. The dollar amount of all subsequent Annuity Payments changes from month to month based on the investment experience, as described above, of the applicable funding options. The total amount of each Annuity Payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of Annuity Units we credited to each funding option by the corresponding Annuity Unit value as of the date 14 days before the date the payment is due.

FIXED ANNUITY

You may choose a fixed annuity that provides payments that do not vary during the annuity period. We will calculate the dollar amount of the first fixed Annuity Payment as described under "Variable Annuity," except that the amount we apply to begin the annuity will be your Cash Surrender Value as of the date Annuity Payments begin. Payout rates will not be lower than that shown in the Contract. If it would produce a larger payment, the first fixed Annuity Payment will be determined using the Life Annuity Tables in effect on the Maturity Date.

                                 PAYMENT OPTIONS
--------------------------------------------------------------------------------

ELECTION OF OPTIONS

While the Annuitant is alive, you can change your annuity option selection any time up to the Maturity Date. Once Annuity Payments have begun, no further elections are allowed.

During the Annuitant's lifetime, if you do not elect otherwise before the Maturity Date, we will pay you (or another designated payee) the first of a series of monthly Annuity Payments based on the life of the Annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain Qualified Contracts, Annuity Option 4 (Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract.

The minimum amount that can be placed under an annuity option will be $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the Contract Value in a lump-sum.

On the Maturity Date, we will pay the amount due under the Contract in accordance with the payment option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the Annuitant must be made by the Contract Owner.

ANNUITY OPTIONS

Subject to the conditions described in "Election of Options" above, we may pay all or any part of the Cash Surrender Value under one or more of the following annuity options. Payments under the annuity options are generally made on a monthly basis. We may offer additional options.

Option 1 -- Life Annuity -- No Refund. The Company will make Annuity Payments during the lifetime of the Annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

Option 2 -- Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly Annuity Payments during the lifetime of the Annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, we will continue making payments to the beneficiary during the remainder of the period.

Option 3 -- Joint and Last Survivor Life Annuity -- No Refund. The Company will make regular Annuity Payments during the lifetime of the Annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

Option 4 -- Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee. The Company will make Annuity Payments during the lifetimes of the Annuitant and a second person. You will designate one as primary payee, and the other will be designated as secondary payee. On the death of the secondary payee, the Company will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue to make Annuity Payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

Option 5 -- Payments for a Fixed Period without Life Contingency. We will make periodic payments for the period selected.

VARIABLE LIQUIDITY BENEFIT

This benefit is only offered with the "Payments for a Fixed Period without Life Contingency" variable annuity option.

At any time after annuitization and before death, the Contract Owner may surrender and receive a payment equal to (A) minus (B), where (A) equals the present value of remaining certain payments, and (B) equals a withdrawal charge not to exceed the maximum withdrawal charge rate shown on the specifications page of the Contract multiplied by (A). The interest rate used to calculate the present value is a rate 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments. The remaining period certain payments are assumed to be level payments equal to the most recent period certain payment prior to the request for this liquidity benefit. A withdrawal charge is not imposed if the surrender is made after the expiration of the withdrawal charge period shown on the specifications page of the Contract.

                        MISCELLANEOUS CONTRACT PROVISIONS
--------------------------------------------------------------------------------

RIGHT TO RETURN

You may return the Contract for a full refund of the Contract Value plus any contract charges and premium taxes you paid (but not any fees and charges the Underlying Fund assessed) minus any Purchase Payment Credits within ten days after you receive it (the "right to return period"). You bear the investment risk of investing in the Variable Funding Options during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, or longer if your state law permits, we will refund your Purchase Payment minus any Purchase Payment Credits in full; during the remainder of the right to return period, we will refund the Contract Value (including charges) minus any Purchase Payment Credits.

During the right to return period, you will not bear any contract fees associated with the Purchase Payment Credits. If you exercise your right to return, you will be in the same position as if you had exercised the right to return in a variable annuity contract with no Purchase Payment Credit. You would, however, receive any gains, and we would bear any losses attributable to the Purchase Payment Credits.

We will determine the Contract Value following the close of the business day on which we receive your Contract and a Written Request for a refund. Where state law requires a different period, or the return of Purchase Payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

TERMINATION

We reserve the right to terminate the Contract on any business day if your Contract Value as of that date is less than $2,000 and you have not made Purchase Payments for at least two years, unless otherwise specified by state law. Termination will not occur until 31 days after we have mailed notice of termination to your last known address and to any assignee of record. If we terminate the Contract, we will pay you the Cash Surrender Value (less any Purchase Payment Credits applied within 12 months of termination) less any applicable taxes.

REQUIRED REPORTS

As often as required by law, but at least once in each Contract Year before the due date of the first Annuity Payment, we will furnish a report showing the number of Accumulation Units credited to the Contract and the corresponding Accumulation Unit value(s) as of the report date for each funding option to which the Contract Owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

SUSPENSION OF PAYMENTS

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange ("the Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists, as determined by the SEC, so that the sale of securities held in the Separate Account may not reasonably occur, or so that the Company may not reasonably determine the value the Separate Account's net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. At any time, payments from the Fixed Account may be delayed up to 6 months.

                              THE SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

The Travelers Insurance Company and The Travelers Life and Annuity Company each sponsor Separate Accounts: Separate Account Eleven and Separate Account Twelve, respectively. Both Separate Account Eleven and Separate Account Twelve were established on November 14, 2002 and are registered with the SEC as unit investment trusts (Separate Account) under the Investment Company Act of 1940, as amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the Variable Funding Options.

We hold the assets of Separate Account Eleven and Separate Account Twelve for the exclusive and separate benefit of the owners of each Separate Account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. Obligations under the Contract are obligations of the Company.

All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company Separate Accounts to fund variable annuity and variable life insurance contracts.

Certain variable annuity Separate Accounts and variable life insurance Separate Accounts may invest in the funding options simultaneously (called "mixed" and "shared" funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the Variable Funding Options do not currently foresee any such disadvantages either to variable annuity Contract Owners or variable life policy owners, each Underlying Fund's Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity Separate Accounts, the variable annuity Contract Owners would not bear any of the related expenses, but variable annuity Contract Owners and variable life insurance policy owners would no longer have the economies of scale resulting from a larger combined fund.

PERFORMANCE INFORMATION

In advertisements for the Contract, we may include performance figures to show you how a Variable Funding Option has performed in the past. These figures are rates of return or yield quotations shown as a percent. These figures show past performance of a Variable Funding Option and are not an indication of how a Variable Funding Option will perform in the future.

Our advertisements may show performance figures assuming that you do not elect any optional features such as the E.S.P, GMAB or GMWB. However, if you elect any of these optional features, they involve additional charges that will serve to decrease the performance of your Variable Funding Options. You may wish to speak with your registered representative to obtain performance information specific to the optional features you may wish to select.

Performance figures for each Variable Funding Option are based in part on the performance of a corresponding Underlying Fund. In some cases, the Underlying Fund may have existed before the technical inception of the corresponding Variable Funding Option. In those cases, we can create "hypothetical historical performance" of a Variable Funding Option. These figures show the performance that the Variable Funding Option would have achieved had it been available during the entire history of the Underlying Fund.

In a low interest rate environment, yields for money market Subaccounts, after deduction of the Mortality and Expense Risk Charge, Administrative Expense Charge and the charge for any optional benefit riders (if applicable), may be negative even though the Underlying Fund's yield, before deducting for such charges, is positive. If you allocate a portion of your Contract Value to a money market Subaccount or participate in an asset allocation program where Contract Value is allocated to a money market Subaccount under the applicable asset allocation model, that portion of your Contract Value may decrease in value.

                           FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

The following general discussion of the federal income tax consequences related to your investment in this Contract is not intended to cover all situations, and is not meant to provide tax or legal advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax and/or legal adviser regarding the tax implications of purchasing this Contract based upon your individual situation. For further tax information, an additional discussion of certain tax matters is contained in the SAI.

GENERAL TAXATION OF ANNUITIES

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for premiums paid under an annuity and permitting tax-free transfers between the various investment options offered under the Contract. The Internal Revenue Code ("Code") governs how earnings on your investment in the Contract are ultimately taxed, depending upon the type of contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below. In analyzing the benefits of tax deferral it is important to note that the Jobs and Growth Tax Relief Reconciliation Act of 2003 amended Code Section 1 to reduce the marginal tax rates on long-term capital gains and dividends to 5% and 15%. The reduced rates apply during 2003 through 2008, and thereafter will increase to prior levels. Earnings under annuity contracts, like interest payable as fixed investments (notes, bonds, etc.), continue to be taxed as ordinary income (top rate of 35%).

TAX-FREE EXCHANGES: Code Section 1035 provides that, if certain conditions are met, no gain or loss is recognized when an annuity contract is received in exchange for a life, endowment, or annuity contract. Since different annuity contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

TYPES OF CONTRACTS: QUALIFIED AND NON-QUALIFIED

QUALIFIED ANNUITY CONTRACTS

If you purchase your Contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity (IRA), your Contract is referred to as a Qualified Contract. Some examples of Qualified Contracts are: IRAs, tax-sheltered annuities established by public school systems or certain tax-exempt organizations under Code Section 403(b), corporate sponsored pension and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. Another type of Qualified Contract is a Roth IRA, under which after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a Qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. Plan participants making contributions to Qualified Contracts will be subject to the required minimum distribution rules as provided by the Code and described below.

TAXATION OF QUALIFIED ANNUITY CONTRACTS

Under a qualified annuity, since amounts paid into the Contract have generally not yet been taxed, the full amount of such distributions, including the amount attributable to Purchase Payments, whether paid in the form of lump-sum withdrawals or Annuity Payments, are generally taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or contract. The Contract is available as a vehicle for IRA rollovers and for other Qualified Contracts. There are special rules which govern the taxation of Qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. Amounts rolled over to the Contract from other qualified plan funding vehicles are generally not subject to current taxation. We have provided a more complete discussion in the SAI.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement. If you own more than one individual retirement annuity and/or account, you may satisfy the minimum distribution rules on an aggregate basis (i.e. determine the total amount of required distributions from all IRAs and take the required amount from any one or more IRAs). A similar aggregate approach is available to meet your 403(b) minimum distribution requirements if you have multiple 403(b) annuities. Recently promulgated Treasury regulations changed the distribution requirements; therefore, it is important that you consult your tax adviser as to the impact of these regulations on your personal situation.

MINIMUM DISTRIBUTIONS FOR BENEFICIARIES UPON THE CONTRACT OWNER'S DEATH: Upon the death of the Contract Owner and/or Annuitant of a Qualified Contract, the funds remaining in the Contract must be completely withdrawn within 5 years from the date of death (including in a single lump sum) or minimum distributions may be taken over the life expectancy of the individual beneficiaries (and in certain situations, trusts for individuals), provided such distributions are payable at least annually and begin within one year from the date of death. Special rules apply where the beneficiary is the surviving spouse, which allow the spouse to assume the Contract and defer the minimum distribution requirements.

NOTE TO PARTICIPANTS IN QUALIFIED PLANS INCLUDING 401, 403(B), 457 AS WELL AS IRA OWNERS: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for the higher limits to be effective at a state income tax level. In other words, the permissible contribution limit for income tax purposes may be different at the federal level from your state's income tax laws. Therefore, in certain states, a portion of the contributions may not be excludible or deductible from state income taxes. Please consult your employer or tax adviser regarding this issue.

NON-QUALIFIED ANNUITY CONTRACTS

If you purchase the Contract on an individual basis with after-tax dollars and not under one of the programs described above, your Contract is referred to as non-qualified.

As the owner of a non-qualified annuity, you do not receive any tax benefit (deduction or deferral of income) on Purchase Payments, but you will not be taxed on increases in the value of your Contract until a distribution occurs -- either as a withdrawal (distribution made prior to the Maturity Date), or as periodic Annuity Payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings under federal tax laws. Similarly, when you receive an Annuity Payment, part of each periodic payment is considered a return of your Purchase Payments and will not be taxed. The remaining portion of the Annuity Payment (i.e., any earnings) will be considered ordinary income for federal income tax purposes.

If a non-qualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the Contract attributable to Purchase Payments made after February 28, 1986 are includable in income annually and taxed at ordinary income tax rates. Furthermore, for contracts issued after April 22, 1987, if you transfer the Contract to another person or entity without adequate consideration, all deferred increases in value will be includable in your income for federal income tax purposes at the time of the transfer.

If you make a partial withdrawal of your annuity balance, the distribution will generally be taxed as first coming from earnings, (income in the Contract), and then from your Purchase Payments. These withdrawn earnings are includable in your taxable income. (See Penalty Tax for Premature Distributions below.) As a general rule, there is income in the Contract to the extent the Contract Value exceeds your investment in the Contract. The investment in the Contract equals the total Purchase Payments you paid less any amount received previously which was excludible from gross income. Any direct or indirect borrowing against the value of the Contract or pledging of the Contract as security for a loan will be treated as a cash distribution under the tax law, and will have tax consequences in the year taken. It should be noted that there is no guidance as to the determination of the amount of income in a Contract if it is issued with a guaranteed minimum withdrawal benefit. Therefore, you should consult with your tax adviser as to the potential tax consequences of a partial surrender if your Contract is issued with a guaranteed minimum withdrawal benefit.

Code Section 72(s)requires that non-qualified annuity contracts meet minimum mandatory distribution requirements upon the death of the Contract Owner, including the death of either of the joint owners. If these requirements are not met, the Contract will not be treated as an annuity contract for federal income tax purposes and earnings under the Contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the succeeding Contract Owner is the surviving spouse. We will administer contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

DIVERSIFICATION REQUIREMENTS FOR VARIABLE ANNUITIES

The Code requires that any non-qualified variable annuity contracts based on a Separate Account must meet specific diversification standards. Non-qualified variable annuity contracts shall not be treated as an annuity for federal income tax purposes if investments made in the account are not adequately diversified. Final tax regulations define how Separate Accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the Contract Owner of tax-deferred treatment, requiring the current inclusion of a proportionate share of the income and gains from the Separate Account assets in the income of each Contract Owner. The Company intends to administer all contracts subject to this provision of law in a manner that will maintain adequate diversification.

OWNERSHIP OF THE INVESTMENTS

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the Contract Owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the Contract Owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets supporting the Contract.

TAXATION OF DEATH BENEFIT PROCEEDS

Amounts may be distributed from a Non-qualified Contract because of the death of an owner or Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract; or (ii) if distributed under a payment option, they are taxed in the same way as Annuity Payments.

OTHER TAX CONSIDERATIONS

TREATMENT OF CHARGES FOR OPTIONAL BENEFITS

The Contract may provide one or more optional enhanced death benefits or other minimum guaranteed benefit that in some cases may exceed the greater of purchase price or the Contract Value. It is possible that the Internal Revenue Service may take the position that the charges for the optional enhanced benefit(s) are deemed to be taxable distributions to you. Although we do not believe that a charge under such optional enhanced benefit should be treated as a taxable withdrawal, you should consult with your tax adviser before selecting any rider or endorsement to the Contract.

PENALTY TAX FOR PREMATURE DISTRIBUTIONS

For both Qualified and Non-qualified Contracts, taxable distributions taken before the Contract Owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the Contract Owner. Other exceptions may be available in certain qualified plans. The 10% additional tax is in addition to any penalties that may apply under your Contract and the normal income taxes due on the distribution.

PUERTO RICO TAX CONSIDERATIONS

The Puerto Rico Internal Revenue Code of 1994 (the "1994 Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, no taxable income is recognized for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 1994 Code. Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico, and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

NON-RESIDENT ALIENS

Distributions to non-resident aliens ("NRAs") are subject to special and complex tax and withholding rules under the Code with respect to U.S. source income, some of which are based upon the particular facts and circumstances of the Contract Owner, the beneficiary and the transaction itself. As stated above, the IRS has taken the position that income from the Contract received by NRAs is considered U.S. source income. In addition, Annuity Payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty, provided that the Contract Owner complies with the applicable requirements. NRAs should seek guidance from a tax adviser regarding their personal situation.

                                OTHER INFORMATION
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THE INSURANCE COMPANIES

Please refer to your Contract to determine which Company issued your Contract.

The Travelers Insurance Company is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

The Travelers Life and Annuity Company is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States (except New York), the District of Columbia and Puerto Rico. The Company is an indirect wholly-owned subsidiary of Citigroup Inc. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

On January 31, 2005, CITIGROUP INC. announced that it has agreed to sell its life insurance and annuity businesses to METLIFE, INC. The proposed sale would include the following insurance companies that issue the variable annuity contract described in this prospectus:

       o   The Travelers Insurance Company ("TIC")

       o   The Travelers Life and Annuity Company ("TLAC")

The proposed sale would also include TIC and TLAC's affiliated investment advisory companies, Travelers Asset Management International Company LLC, and Travelers Investment Adviser Inc., each of which serves as the investment advisor for certain of the funding options that may be available under your variable contract.

The transaction is subject to certain domestic and international regulatory approvals, as well as other customary conditions to closing. The transaction is expected to close this summer. Under the terms of the transaction, The Travelers Insurance Company will distribute its ownership of Primerica Life Insurance Company and certain other assets, including shares of Citigroup preferred stock, to Citigroup Inc., or its subsidiaries prior to the closing. The Travelers Insurance Company has filed a current report on Form 8-K on February 2, 2005 with additional information about the transaction, including pro forma financial information. The filing can be found at the SEC's Internet website at http://www.sec.gov.

The transaction will not affect the terms or conditions of your variable annuity, and The Travelers Insurance Company or The Travelers Life and Annuity Company will remain fully responsible for their respective contractual obligations to variable annuity contract owners.

FINANCIAL STATEMENTS

The financial statements for the Company are located in the Statement of Additional Information.

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. The Travelers Insurance Company and The Travelers Life and Annuity Company (together the "Company") have appointed Travelers Distribution LLC ("TDLLC") to serve as the principal underwriter and distributor of the securities offered through this Prospectus, pursuant to the terms of a Distribution and Principal Underwriting Agreement. TDLLC, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable annuity contracts and variable life insurance policies issued by the Company and its affiliated companies. The Company reimburses TDLLC for expenses TDLLC incurs in distributing the Contracts (e.g. commissions payable to retail broker-dealers who sell the Contracts). TDLLC does not retain any fees under the Contracts; however, TDLLC may receive 12b-1 fees from the Underlying Funds.

TDLLC's principal executive offices are located at One Cityplace, Hartford, Connecticut 06103. TDLLC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities

Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

TDLLC and the Company enter into selling agreements with broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Contracts but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable insurance products. The Company intends to offer the Contract in all jurisdictions where it is licensed to do business and where the Contract is approved. The Contracts are offered on a continuous basis.

COMPENSATION. Broker-dealers who have selling agreements with TDLLC and the Company are paid compensation for the promotion and sale of the Contracts. Registered representatives who solicit sales of the Contract typically receive a portion of the compensation payable to the broker-dealer firm, depending on the agreement between the firm and the registered representative. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor or disfavor one product provider over another product provider due to differing compensation rates.

We generally pay compensation as a percentage of purchase payments invested in the Contract. Alternatively, we may pay lower compensation on purchase payments but pay periodic asset-based compensation based on all or a portion of the Contract Value. The amount and timing of compensation may vary depending on the selling agreement but is not expected to exceed 7.50% of Purchase Payments (if up-front compensation is paid to registered representatives) and up to 1.50% annually of average Contract Value (if asset-based compensation is paid to registered representatives). We may periodically establish compensation specials whereby we pay a higher amount for sales of the Contract during a specified period. While a compensation special is in effect, registered representatives may be inclined to favor a product that pays a higher compensation over another product where a compensation special is not in effect. We are not currently offering any compensation specials.

This Contract does not assess a front-end sales charge, so you do not directly pay for sales and distribution expenses. Instead, you indirectly pay for sales and distribution expenses through the overall charges and fees assessed under your Contract. For example, any profits the Company may realize through assessing the mortality and expense risk charge under your Contract may be used to pay for sales and distribution expenses. The Company may also pay for sales and distribution expenses out of any payments the Company or TDLLC may receive from the Underlying Funds for providing administrative, marketing and other support and services to the Underlying Funds. If your Contract assesses a Contingent Deferred Sales Charge, proceeds from this charge may be used to reimburse the Company for sales and distribution expenses. No additional sales compensation is paid if you select any optional benefits under your Contract.

To the extent permitted by NASD rules and other applicable laws and regulations, TDLLC may pay or allow other promotional incentives or payments in the form of cash or other compensation.

The Company and TDLLC have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, the Company and TDLLC pay separate, additional compensation to the broker-dealer firm for services the broker-dealer provides in connection with the distribution of the Company's products. These services may include providing the Company with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Company's products.

These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on aggregate, net or anticipated sales of the Contracts, total assets attributable to sales of the Contract by registered representatives of the broker-dealer firm or based on the length of time that a Contract owner has owned the Contract. Any such compensation payable to a broker-dealer firm will be made by TDLLC or the Company out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firm and its registered representatives to favor the Company's products.The Company and TDLLC have entered into preferred distribution arrangements with AIG Advisor Group (including Advantage Capital Corporation, FSC Securities Corporation, Royal Alliance Associates, Inc., Sentra Securities

Corporation, Spelman & Co., Inc. and SunAmerica Securities, Inc.), Citigroup Global Markets Inc. (f/k/a Smith Barney), Citicorp Investment Services, Inc., Linsco/Private Ledger, and Merrill Lynch, Pierce, Fenner & Smith, Incorporated.

The Company and TDLLC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser to one or more Underlying Funds or serves as a subadviser to a Portfolio of The Travelers Series Trust or Travelers Series Fund Inc., which are offered under the Contracts. These firms include Fidelity Management & Research Company, Morgan Stanley Investment Advisers Inc., Merrill Lynch Investment Managers, L.P., Salomon Brothers Asset Management and Smith Barney Fund Management. Registered representatives of broker-dealer firms with an affiliated company acting as an adviser or a sub-adviser may favor these Funds when offering the Contracts.

SALE OF VARIABLE ANNUITIES BY AFFILIATES OF THE COMPANY. The Company and TDLLC may offer the Contracts through retail broker-dealer firms that are affiliates of the Company. Because of the affiliation, these broker-dealer firms and their registered representatives may favor the Company's products.

CITICORP INVESTMENT SERVICES, INC. The Company and TDLLC have entered into a selling agreement with Citicorp Investment Services, Inc. ("CIS"), which is affiliated with the Company. CIS is a subsidiary of Citibank, N.A. Registered representatives of CIS, who are properly licensed and appointed, may offer the Contract to customers.

CITIGROUP GLOBAL MARKETS INC. The Company and TDLLC have entered into a selling agreement with Citigroup Global Markets Inc. ("Smith Barney"), which is affiliated with the Company. Smith Barney is a subsidiary of Citigroup. Registered representatives of Smith Barney, who are properly licensed and appointed, may offer the Contract to customers.

WHOLESALER BROKER-DEALERS. The Company and TDLLC have entered into agreements with certain broker-dealers who receive compensation for providing services related to the wholesale distribution of the Contracts, in particular providing marketing support to the retail broker-dealer firms with which we enter into selling agreements.

PIONEER FUNDS DISTRIBUTOR, INC. The Company and TDLLC have entered into a distribution arrangement with Pioneer Funds Distributor, Inc. ("PFD") under which the Company and TDLLC pay PFD a fee of 1.0% of all Purchase Payment made under the Contracts for providing wholesale distribution support in relation to the Pioneer Annuistar line of products. In addition, PFD receives a portion of the administrative, marketing or other support service payments made to the Company or TDLLC by certain of the Underlying Funds. The Pioneer Annuistar line of products feature portfolios of the Pioneer Variable Contracts Trust as Variable Funding Options. Pioneer Variable Contracts Trust is advised by Pioneer Investment Management Inc. and the portfolios are distributed by PFD, its affiliate. Pioneer Variable Contracts Trust and PFD have also entered into agreement(s) with the Company and TDLLC under which a fee is payable by PFD (based on average net assets of the Underlying Funds attributable to the Contracts) in connection with the Company's provision of administrative, marketing or other support services to the Fund.

CONFORMITY WITH STATE AND FEDERAL LAWS

The laws of the state in which we deliver a contract govern that Contract. Where a state has not approved a contract feature or funding option, it will not be available in that state. Any paid-up annuity, Cash Surrender Value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the Contract Owner is subject.

VOTING RIGHTS

The Company is the legal owner of the shares of the Underlying Funds. However, we believe that when an Underlying Fund solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners instructions on how to vote those shares. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Contract Owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right. In certain limited circumstances, and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Contract Owners.

RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Contract Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

LEGAL PROCEEDINGS AND OPINIONS

Legal matters in connection with the federal laws and regulations affecting the issue and sale of the Contract described in this prospectus, as well as the organization of the Companies, their authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been passed on by the Deputy General Counsel of the Companies.

In 2003 and 2004, several issues in the mutual fund and variable insurance product industries have come under the scrutiny of federal and state regulators. Like many other companies in our industry, the Company has received a request for information from the Securities and Exchange Commission (SEC) and a subpoena from the New York Attorney General regarding market timing and late trading. During 2004 the SEC requested additional information about the Company's variable product operations on market timing, late trading and revenue sharing, and the SEC, the National Association of Securities Dealers and the New York Insurance Department have made inquiries into these issues and other matters associated with the sale and distribution of insurance products. In addition, like many insurance companies and agencies, in 2004 and 2005 the Company received inquiries from certain state Departments of Insurance regarding producer compensation and bidding practices. The Company is cooperating fully with all of these requests and is not able to predict their outcomes.

Notwithstanding the above, there are no pending legal proceedings affecting either the Separate Account or the principal underwriter. There are no pending legal proceedings against either Company likely to have a material adverse affect on the ability of either Company to meet its obligations under the applicable Contract.

                                   APPENDIX A
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               TIC SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (IN DOLLARS)

The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the MINIMUM Separate Account Charge available under the contract. The second table provides the AUV information for the MAXIMUM Separate Account Charge available under the contract. The Separate Account Charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon attached in Appendix E. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.

                         SEPARATE ACCOUNT CHARGES 1.55%

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR        END OF YEAR
--------------                                                -------  --------------  --------------   -----------------
   Money Market Portfolio (8/03)............................   2004        0.994           0.989            2,669,983
                                                               2003        1.000           0.994               91,318

AIM Variable Insurance Funds, Inc.
   AIM V.I. Capital Appreciation Fund -- Series II (9/03)....  2004        1.225           1.283              525,857
                                                               2003        1.000           1.225               15,956

   AIM V.I. Mid Cap Core Equity Fund -- Series II (8/03).....  2004        1.244           1.391               83,381
                                                               2003        1.000           1.244               50,443

Franklin Templeton Variable Insurance Products Trust
   Franklin Rising Dividends Securities Fund -- Class 2
   Shares (7/03)............................................   2004        1.216           1.329              987,979
                                                               2003        1.000           1.216               15,562

   Franklin Small Cap Fund -- Class 2 Shares (9/03)..........  2004        1.335           1.465              265,200
                                                               2003        1.000           1.335                7,435

   Templeton Foreign Securities Fund -- Class 2 Shares (9/03)  2004        1.338           1.562              542,562
                                                               2003        1.000           1.338                8,952

Greenwich Street Series Fund
   Salomon Brothers Variable Aggressive Growth Fund --
   Class II Shares (9/03)...................................   2004        1.257           1.346              495,772
                                                               2003        1.000           1.257               12,035

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR        END OF YEAR
--------------                                                ------  ---------------  --------------  -------------------
Oppenheimer Variable Account Funds
   Oppenheimer Capital Appreciation Fund/VA -- Service
   Shares (9/03)............................................   2004        1.233           1.294              364,735
                                                               2003        1.000           1.233                3,553

   Oppenheimer Global Securities Fund/VA -- Service
   Shares (8/03)............................................   2004        1.413           1.654              765,241
                                                               2003        1.000           1.413                6,739

Pioneer Variable Contracts Trust
   Pioneer America Income VCT Portfolio -- Class II
   Shares (11/03)...........................................   2004        0.995           1.010              922,208
                                                               2003        1.000           0.995               78,737

   Pioneer Balanced VCT Portfolio -- Class II Shares (10/03).  2004        1.110           1.143              511,568
                                                               2003        1.000           1.110               13,104

   Pioneer Emerging Markets VCT Portfolio -- Class II
   Shares (9/03)............................................   2004        1.510           1.764              431,016
                                                               2003        1.000           1.510               10,089

   Pioneer Equity Income VCT Portfolio -- Class II
   Shares (9/03)............................................   2004        1.205           1.377            1,018,570
                                                               2003        1.000           1.205               21,997

   Pioneer Europe VCT Portfolio -- Class II Shares (9/03)....  2004        1.283           1.493               22,714
                                                               2003        1.000           1.283                   --

   Pioneer Fund VCT Portfolio -- Class II Shares (8/03)......  2004        1.213           1.324              447,314
                                                               2003        1.000           1.213               19,404

   Pioneer Growth Shares VCT Portfolio -- Class II
   Shares (9/03)............................................   2004        1.154           1.208              344,922
                                                               2003        1.000           1.154               16,323

   Pioneer High Yield VCT Portfolio -- Class II Shares (8/03)  2004        1.152           1.223            2,750,931
                                                               2003        1.000           1.152               23,361

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR        END OF YEAR
--------------                                                ------  ---------------  --------------  -------------------
   Pioneer International Value VCT Portfolio -- Class II       2004        1.290           1.504               95,523
   Shares (9/03)............................................
                                                               2003        1.000           1.290                8,905

   Pioneer Mid Cap Value VCT Portfolio -- Class II
   Shares (9/03)............................................   2004        1.324           1.587              742,777
                                                               2003        1.000           1.324                2,823

   Pioneer Oak Ridge Large Cap Growth VCT Portfolio --
   Class II Shares (5/04)...................................   2004        1.021           1.095              377,337

   Pioneer Papp America-Pacific Rim Fund VCT -- Class II
   Shares (5/04)............................................   2004        0.970           1.002               43,189

   Pioneer Papp Small & Mid Cap Growth VCT Portfolio --
   Class II Shares (4/04)...................................   2004        1.070           1.074              265,932

   Pioneer Real Estate Shares VCT Portfolio -- Class II
   Shares (7/03)............................................   2004        1.261           1.681              594,769
                                                               2003        1.000           1.261               11,099

   Pioneer Small Cap Value VCT Portfolio -- Class II
   Shares (9/03)............................................   2004        1.355           1.599              628,747
                                                               2003        1.000           1.355                1,360

   Pioneer Small Company VCT Portfolio -- Class II
   Shares (8/03)............................................   2004        1.285           1.433               37,764
                                                               2003        1.000           1.285                   --

   Pioneer Strategic Income VCT Portfolio -- Class II
   Shares (7/03)............................................   2004        1.089           1.179            2,610,033
                                                               2003        1.000           1.089              286,913

   Pioneer Value VCT Portfolio -- Class II Shares (9/03).....  2004        1.192           1.307              565,426
                                                               2003        1.000           1.192               14,987

Salomon Brothers Variable Series Funds Inc.
   Total Return Fund -- Class II (8/03)......................  2004        1.115           1.191              465,551
                                                               2003        1.000           1.115                7,880

                      ACCUMULATION UNIT VALUES (IN DOLLARS)


                         SEPARATE ACCOUNT CHARGES 2.60%

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR        END OF YEAR
--------------                                                ------  ---------------  --------------  -------------------
   Money Market Portfolio (8/03).............................   2004        1.000           0.993               2,496

AIM Variable Insurance Funds, Inc.
   AIM V.I. Capital Appreciation Fund -- Series II (9/03)....   2004        1.000           1.053               4,791

   AIM V.I. Mid Cap Core Equity Fund -- Series II (8/03).....   2004        1.000           1.064                  --

Franklin Templeton Variable Insurance Products Trust
   Franklin Rising Dividends Securities Fund -- Class 2
   Shares (7/03).............................................   2004        1.000           1.071                  --

   Franklin Small Cap Fund -- Class 2 Shares (9/03)..........   2004        1.000           1.083               4,717

   Templeton Foreign Securities Fund -- Class 2 Shares (9/03)   2004        1.000           1.154               4,481

Greenwich Street Series Fund
   Salomon Brothers Variable Aggressive Growth Fund --
   Class II Shares (9/03)....................................   2004        1.000           1.051               4,861

Oppenheimer Variable Account Funds
   Oppenheimer Capital Appreciation Fund/VA -- Service
   Shares (9/03).............................................   2004        1.000           1.045                  --

   Oppenheimer Global Securities Fund/VA -- Service
   Shares (8/03).............................................   2004        1.000           1.167                  --

Pioneer Variable Contracts Trust
   Pioneer America Income VCT Portfolio -- Class II
   Shares (11/03)............................................   2004        1.000           1.031                  --

   Pioneer Balanced VCT Portfolio -- Class II Shares (10/03).   2004        1.000           1.025                  --

   Pioneer Emerging Markets VCT Portfolio -- Class II
   Shares (9/03).............................................   2004        1.000           1.294               4,136

   Pioneer Equity Income VCT Portfolio -- Class II
   Shares (9/03).............................................   2004        1.000           1.124                  --

   Pioneer Europe VCT Portfolio -- Class II Shares (9/03)....   2004        1.000           1.176                  --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR        END OF YEAR
--------------                                                ------  ---------------  --------------  -------------------
   Pioneer Fund VCT Portfolio -- Class II Shares (8/03)......   2004        1.000           1.089               6,968

   Pioneer Growth Shares VCT Portfolio -- Class II
   Shares (9/03).............................................   2004        1.000           1.080                  --

   Pioneer High Yield VCT Portfolio -- Class II Shares (8/03)   2004        1.000           1.084                  --

   Pioneer International Value VCT Portfolio -- Class II
   Shares (9/03).............................................   2004        1.000           1.169                  --

   Pioneer Mid Cap Value VCT Portfolio -- Class II
   Shares (9/03).............................................   2004        1.000           1.142                  --

   Pioneer Oak Ridge Large Cap Growth VCT Portfolio --
   Class II Shares (5/04)....................................   2004        1.000           1.069                  --

   Pioneer Papp America-Pacific Rim Fund VCT -- Class II
   Shares (5/04).............................................   2004        1.000           0.991                  --

   Pioneer Papp Small & Mid Cap Growth VCT Portfolio --
   Class II Shares (4/04)....................................   2004        1.000           1.009                  --

   Pioneer Real Estate Shares VCT Portfolio -- Class II
   Shares (7/03).............................................   2004        1.000           1.306                  --

   Pioneer Small Cap Value VCT Portfolio -- Class II
   Shares (9/03).............................................   2004        1.000           1.152                  --

   Pioneer Small Company VCT Portfolio -- Class II
   Shares (8/03).............................................   2004        1.000           1.106                  --

   Pioneer Strategic Income VCT Portfolio -- Class II
   Shares (7/03).............................................   2004        1.000           1.097               6,826

   Pioneer Value VCT Portfolio -- Class II Shares (9/03).....   2004        1.000           1.085               7,012

Salomon Brothers Variable Series Funds Inc.
   Total Return Fund -- Class II (8/03)......................   2004        1.000           1.052                  --

                                      NOTES

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amount allocated to them or were not available as of December 31, 2004.

"Number of Units outstanding at the end of the year" may include units for Contracts Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

                                   APPENDIX B
--------------------------------------------------------------------------------

               TLAC SEPARATE ACCOUNT TWELVE FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (IN DOLLARS)

The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the MINIMUM Separate Account Charge available under the contract. The second table provides the AUV information for the MAXIMUM Separate Account Charge available under the contract. The Separate Account Charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon attached in Appendix E. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.

                         SEPARATE ACCOUNT CHARGES 1.55%

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR        END OF YEAR
--------------                                                ------  ---------------  --------------   ------------------
   Money Market Portfolio (5/03).............................  2004        0.994           0.989             4,706,703
                                                               2003        1.000           0.994             2,282,924

AIM Variable Insurance Funds, Inc.
   AIM V.I. Capital Appreciation Fund -- Series II (6/03)....  2004        1.225           1.283             2,040,147
                                                               2003        1.000           1.225               438,519

   AIM V.I. Mid Cap Core Equity Fund -- Series II (6/03).....  2004        1.244           1.391               560,861
                                                               2003        1.000           1.244               207,276

Franklin Templeton Variable Insurance Products Trust
   Franklin Rising Dividends Securities Fund -- Class 2
   Shares (6/03).............................................  2004        1.216           1.329             2,395,266
                                                               2003        1.000           1.216               490,925

   Franklin Small Cap Fund -- Class 2 Shares (6/03)..........  2004        1.335           1.465               768,240
                                                               2003        1.000           1.335               136,305

   Templeton Foreign Securities Fund -- Class 2 Shares (6/03)  2004        1.338           1.562             1,101,088
                                                               2003        1.000           1.338               354,061

Greenwich Street Series Fund
   Salomon Brothers Variable Aggressive Growth Fund --
   Class II Shares (6/03)....................................  2004        1.257           1.346             1,266,931
                                                               2003        1.000           1.257               388,371

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR        END OF YEAR
--------------                                                ------  ---------------  --------------   ------------------
Oppenheimer Variable Account Funds
   Oppenheimer Capital Appreciation Fund/VA -- Service
   Shares (6/03).............................................  2004        1.233           1.294            1,588,562
                                                               2003        1.000           1.233              553,903

   Oppenheimer Global Securities Fund/VA -- Service
   Shares (6/03).............................................  2004        1.413           1.654            1,845,034
                                                               2003        1.000           1.413              538,318

Pioneer Variable Contracts Trust
   Pioneer America Income VCT Portfolio -- Class II
   Shares (5/03).............................................  2004        0.995           1.010            3,216,889
                                                               2003        1.000           0.995              727,262

   Pioneer Balanced VCT Portfolio -- Class II Shares (6/03)..  2004        1.110           1.143            2,893,610
                                                               2003        1.000           1.110            1,352,707

   Pioneer Emerging Markets VCT Portfolio -- Class II
   Shares (6/03).............................................  2004        1.510           1.764              634,023
                                                               2003        1.000           1.510               99,808

   Pioneer Equity Income VCT Portfolio -- Class II
   Shares (6/03).............................................  2004        1.205           1.377            2,636,416
                                                               2003        1.000           1.205              764,575

   Pioneer Europe VCT Portfolio -- Class II Shares (6/03)....  2004        1.283           1.493               22,046
                                                               2003        1.000           1.283               12,781

   Pioneer Fund VCT Portfolio -- Class II Shares (6/03)......  2004        1.213           1.324            5,446,731
                                                               2003        1.000           1.213            2,035,041

   Pioneer Growth Shares VCT Portfolio -- Class II
   Shares (6/03).............................................  2004        1.154           1.208            2,331,294
                                                               2003        1.000           1.154              706,463

   Pioneer High Yield VCT Portfolio -- Class II Shares (6/03)  2004        1.152           1.223            9,467,773
                                                               2003        1.000           1.152            4,494,810

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR        END OF YEAR
--------------                                                ------  ---------------  --------------   ------------------
   Pioneer International Value VCT Portfolio -- Class II       2004        1.290           1.504              783,818
   Shares (6/03).............................................
                                                               2003        1.000           1.290              278,342

   Pioneer Mid Cap Value VCT Portfolio -- Class II
   Shares (6/03).............................................  2004        1.324           1.587            1,605,103
                                                               2003        1.000           1.324              356,319

   Pioneer Oak Ridge Large Cap Growth VCT Portfolio --
   Class II Shares (4/04)....................................  2004        1.028           1.095               81,850

   Pioneer Papp America-Pacific Rim Fund VCT -- Class II
   Shares (4/04).............................................  2004        1.025           1.002              119,864

   Pioneer Papp Small & Mid Cap Growth VCT Portfolio --
   Class II Shares (4/04)....................................  2004        1.061           1.074              105,467

   Pioneer Real Estate Shares VCT Portfolio -- Class II
   Shares (6/03).............................................  2004        1.261           1.681            1,259,415
                                                               2003        1.000           1.261              507,422

   Pioneer Small Cap Value VCT Portfolio -- Class II
   Shares (6/03).............................................  2004        1.355           1.599            1,244,840
                                                               2003        1.000           1.355              477,289

   Pioneer Small Company VCT Portfolio -- Class II
   Shares (6/03).............................................  2004        1.285           1.433              172,385
                                                               2003        1.000           1.285               25,055

   Pioneer Strategic Income VCT Portfolio -- Class II
   Shares (5/03).............................................  2004        1.089           1.179            3,133,140
                                                               2003        1.000           1.089              652,477

   Pioneer Value VCT Portfolio -- Class II Shares (6/03).....  2004        1.192           1.307            1,531,084
                                                               2003        1.000           1.192              304,001

Salomon Brothers Variable Series Funds Inc.
   Total Return Fund -- Class II (6/03)......................  2004        1.115           1.191            1,554,939
                                                               2003        1.000           1.115              498,482

                      ACCUMULATION UNIT VALUES (IN DOLLARS)


                         SEPARATE ACCOUNT CHARGES 2.60%

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR        END OF YEAR
--------------                                                ------  ---------------  --------------   ------------------
   Money Market Portfolio (5/03).............................  2004        1.000           0.993                   --

AIM Variable Insurance Funds, Inc.
   AIM V.I. Capital Appreciation Fund -- Series II (6/03)....  2004        1.000           1.053                   --

   AIM V.I. Mid Cap Core Equity Fund -- Series II (6/03).....  2004        1.000           1.064                   --

Franklin Templeton Variable Insurance Products Trust
   Franklin Rising Dividends Securities Fund -- Class 2
   Shares (6/03).............................................  2004        1.000           1.071                   --

   Franklin Small Cap Fund -- Class 2 Shares (6/03)..........  2004        1.000           1.083                   --

   Templeton Foreign Securities Fund -- Class 2 Shares (6/03)  2004        1.000           1.154                   --

Greenwich Street Series Fund
   Salomon Brothers Variable Aggressive Growth Fund --
   Class II Shares (6/03)....................................  2004        1.000           1.051                   --

Oppenheimer Variable Account Funds
   Oppenheimer Capital Appreciation Fund/VA -- Service
   Shares (6/03).............................................  2004        1.000           1.045                   --

   Oppenheimer Global Securities Fund/VA -- Service
   Shares (6/03).............................................  2004        1.000           1.167                   --

Pioneer Variable Contracts Trust
   Pioneer America Income VCT Portfolio -- Class II
   Shares (5/03).............................................  2004        1.000           1.031                   --

   Pioneer Balanced VCT Portfolio -- Class II Shares (6/03)..  2004        1.000           1.025                   --

   Pioneer Emerging Markets VCT Portfolio -- Class II
   Shares (6/03).............................................  2004        1.000           1.294                   --

   Pioneer Equity Income VCT Portfolio -- Class II
   Shares (6/03).............................................  2004        1.000           1.124                   --

   Pioneer Europe VCT Portfolio -- Class II Shares (6/03)....  2004        1.000           1.176                   --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR        END OF YEAR
--------------                                                ------  ---------------  --------------   ------------------
   Pioneer Fund VCT Portfolio -- Class II Shares (6/03)......  2004        1.000           1.089                   --

   Pioneer Growth Shares VCT Portfolio -- Class II
   Shares (6/03).............................................  2004        1.000           1.080                   --

   Pioneer High Yield VCT Portfolio -- Class II Shares (6/03)  2004        1.000           1.084                   --

   Pioneer International Value VCT Portfolio -- Class II
   Shares (6/03).............................................  2004        1.000           1.169                   --

   Pioneer Mid Cap Value VCT Portfolio -- Class II
   Shares (6/03).............................................  2004        1.000           1.142                   --

   Pioneer Oak Ridge Large Cap Growth VCT Portfolio --
   Class II Shares (4/04)....................................  2004        1.000           1.069                   --

   Pioneer Papp America-Pacific Rim Fund VCT -- Class II
   Shares (4/04).............................................  2004        1.000           0.991                   --

   Pioneer Papp Small & Mid Cap Growth VCT Portfolio --
   Class II Shares (4/04)....................................  2004        1.000           1.009                   --

   Pioneer Real Estate Shares VCT Portfolio -- Class II
   Shares (6/03).............................................  2004        1.000           1.306                   --

   Pioneer Small Cap Value VCT Portfolio -- Class II
   Shares (6/03).............................................  2004        1.000           1.152                   --

   Pioneer Small Company VCT Portfolio -- Class II
   Shares (6/03).............................................  2004        1.000           1.106                   --

   Pioneer Strategic Income VCT Portfolio -- Class II
   Shares (5/03).............................................  2004        1.000           1.097                   --

   Pioneer Value VCT Portfolio -- Class II Shares (6/03).....  2004        1.000           1.085                   --

Salomon Brothers Variable Series Funds Inc.
   Total Return Fund -- Class II (6/03)......................  2004        1.000           1.052                   --

                                      NOTES

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amount allocated to them or were not available as of December 31, 2004.

"Number of Units outstanding at the end of the year" may include units for Contracts Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

                                   APPENDIX C
--------------------------------------------------------------------------------

                                THE FIXED ACCOUNT

The Fixed Account is part of the Company's general account assets. These general account assets include all assets of the Company other than those held in the Separate Accounts sponsored by the Company or its affiliates.

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic Annuity Payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account Contract Value, or the dollar amount of fixed Annuity Payments made under any payout option.

We guarantee that, at any time, the Fixed Account Contract Value will not be less than the amount of the Purchase Payments allocated to the Fixed Account, plus interest credited as described below, less any applicable premium taxes or prior withdrawals.

Purchase Payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company's general account, which supports insurance and annuity obligations. Where permitted by state law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract. The general account and any interest therein are not registered under, or subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee the initial rate for any allocations into the Fixed Account for one year from the date of such allocation. We guarantee subsequent renewal rates for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at a rate not less than the minimum interest rate allowed by state law. We reserve the right to change the rate subject to applicable state law. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of the minimum guaranteed rate in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guaranteed rate for any given year. We have no specific formula for determining the interest rate. Some factors we may consider are regulatory and tax requirements, general economic trends and competitive factors

TRANSFERS

You may make transfers from the Fixed Account to any available Variable Funding Option(s) twice a year during the 30 days following the semiannual anniversary of the Contract Date. We limit transfers to an amount of up to 15% of the Fixed Account Contract Value on the semiannual Contract Date anniversary. (This restriction does not apply to transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to Variable Funding Options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions. Where permitted by state law, we reserve the right to restrict transfers into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract

Automated transfers from the Fixed Account to any of the Variable Funding Options may begin at any time. Automated transfers from the Fixed Account may not deplete your Fixed Account value in a period of less than twelve months from your enrollment in the Dollar Cost Averaging Program.

                                   APPENDIX D
--------------------------------------------------------------------------------

            WAIVER OF WITHDRAWAL CHARGE FOR NURSING HOME CONFINEMENT

        (AVAILABLE ONLY IF THE OWNER IS AGE 70 OR YOUNGER ON THE DATE THE
                              CONTRACT IS ISSUED.)

If, after the first Contract Year and before the Maturity Date, and you begin confinement in an eligible nursing home, you may surrender or make withdrawal, subject to the maximum withdrawal amount described below, without incurring a withdrawal charge. In order for the Company to waive the withdrawal charge, the withdrawal must be made during continued confinement in an eligible nursing home after the qualifying period has been satisfied, or within sixty (60) days after such confinement ends. The qualifying period is confinement in an eligible nursing home for ninety (90) consecutive days. We will require proof of confinement in a form satisfactory to us, which may include certification by a licensed physician that such confinement is medically necessary.

An eligible nursing home is defined as an institution or special nursing unit of a hospital which:

       (a) is Medicare approved as a provider of skilled nursing care services; and

       (b) is not, other than in name only, an acute care hospital, a home for the aged, a retirement home, a rest home, a community living center, or a place mainly for the treatment of alcoholism.

                                       OR

Meets all of the following standards:

       (a) is licensed as a nursing care facility by the state in which it is licensed;

       (b) is either a freestanding facility or a distinct part of another facility such as a ward, wing, unit or swing-bed of a hospital or other facility;

       (c) provides nursing care to individuals who are not able to care for themselves and who require nursing care;

       (d) provides, as a primary function, nursing care and room and board; and charges for these services;

       (e) provides care under the supervision of a licensed physician, registered nurse (RN) or licensed practical nurse (LPN);

       (f) may provide care by a licensed physical, respiratory, occupational or speech therapist; and

       (g) is not, other than in name only, an acute care hospital, a home for the aged, a retirement home, a rest home, a community living center, or a place mainly for the treatment of alcoholism.

We will not waive withdrawal charges if confinement is due to one or more of the following causes:

       (a) mental, nervous, emotional or personality disorder without demonstrable organic disease, including, but not limited to, neurosis, psychoneurosis, psychopathy or psychosis

       (b) the voluntary taking or injection of drugs, unless prescribed or administered by a licensed physician

       (c) the voluntary taking of any drugs prescribed by a licensed physician and intentionally not taken as prescribed

       (d) sensitivity to drugs voluntarily taken, unless prescribed by a physician

       (e) drug addiction, unless addiction results from the voluntary taking of drugs prescribed by a licensed physician, or the involuntary taking of drugs.

FILING A CLAIM: You must provide the Company with written notice of a claim during continued confinement after the 90-day qualifying period, or within sixty days after such confinement ends.

The maximum withdrawal amount for which we will waive the withdrawal charge is the Contract Value on the next valuation date following written proof of claim, less any Purchase Payments made within a one-year period before confinement in an eligible nursing home begins, less any Purchase Payment Credits applied within 12 months prior to the withdrawal, less any Purchase Payments made on or after the Annuitant's 71st birthday.

We will pay any withdrawal requested under the scope of this waiver as soon as we receive proper written proof of your claim, and we will pay the withdrawal in a lump sum. You should consult with your personal tax adviser regarding the tax impact of any withdrawals taken from your Contract.

                                   APPENDIX E

--------------------------------------------------------------------------------

               CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to The Travelers Insurance Company or The Travelers Life and Annuity Company. A list of the contents of the Statement of Additional Information is set forth below:

                      The Insurance Company
                      Principal Underwriter
                      Distribution and Principal Underwriting Agreement Valuation of Assets
                      Federal Tax Considerations
                      Independent Accountants
                      Condensed Financial Information
                      Financial Statements


--------------------------------------------------------------------------------

Copies of the Statement of Additional Information dated May 2, 2005 are available without charge. To request a copy, please clip this coupon on the line above, enter your name and address in the spaces provided below, and mail to:
Travelers Life & Annuity at One Cityplace, 3CP, Hartford, Connecticut 06103-3415. The Travelers Insurance Company Statement of Additional Information is printed on Form L-19932S, and The Travelers Life and Annuity Statement of Additional Information is printed on Form L-19932S-TLAC.

Name:
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L-19932                                                              May 2, 2005
                                                                   15423-01-0904

                            TRAVELERS LIFE & ANNUITY
                  PORTFOLIO ARCHITECT PLUS ANNUITY PROSPECTUS:
               TIC SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
               TLAC SEPARATE ACCOUNT TWELVE FOR VARIABLE ANNUITIES

This prospectus describes TRAVELERS LIFE & ANNUITY PORTFOLIO ARCHITECT PLUS ANNUITY, a flexible premium deferred variable annuity contract (the "Contract") issued by The Travelers Insurance Company or The Travelers Life and Annuity Company. The Travelers Life and Annuity Company does not solicit or issue insurance products in the state of New York. Refer to the first page of your Contract for the name of your issuing company. The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment ("Qualified Contracts") as well as those that do not qualify for such treatment ("Non-qualified Contracts"). We may issue it as an individual contract or as a group contract. When we issue a group contract, you will receive a certificate summarizing the Contract's provisions. For convenience, we refer to contracts and certificates as "Contracts." You can choose to have your premium ("Purchase Payments") and any associated Purchase Payment Credits accumulate on a variable and/or, subject to availability, fixed basis in one of our funding options. Your Contract Value before the Maturity Date and the amount of monthly income afterwards will vary daily to reflect the investment experience of the Variable Funding Options you select. You bear the investment risk of investing in the Variable Funding Options. The Variable Funding Options are:

Capital Appreciation Fund                                          PUTNAM VARIABLE TRUST
High Yield Bond Trust                                                 Putnam VT Small Cap Value Fund -- Class IB Shares
Managed Assets Trust                                               SALOMON BROTHERS VARIABLE SERIES FUNDS INC.
Money Market Portfolio                                                All Cap Fund -- Class I
AMERICAN FUNDS INSURANCE SERIES                                       Investors Fund - Class I
   Global Growth Fund -- Class 2 Shares                               Large Cap Growth Fund -- Class I
   Growth Fund -- Class 2 Shares                                      Small Cap Growth Fund -- Class I
   Growth-Income Fund -- Class 2 Shares                            THE TRAVELERS SERIES TRUST
DELAWARE VIP TRUST                                                    Convertible Securities Portfolio
   Delaware VIP REIT Series -- Standard Class                         Disciplined Mid Cap Stock Portfolio
DREYFUS VARIABLE INVESTMENT FUND                                      Equity Income Portfolio
   Dreyfus Variable Investment Fund -- Appreciation Portfolio --      Federated High Yield Portfolio
     Initial Shares                                                   Large Cap Portfolio
   Dreyfus Variable Investment Fund -- Developing Leaders             Managed Allocation Series: Aggressive Portfolio
     Portfolio -- Initial Shares                                      Managed Allocation Series: Conservative Portfolio
FAM VARIABLE SERIES FUNDS, INC.                                       Managed Allocation Series: Moderate Portfolio
   Mercury Global Allocation V.I. Fund -- Class III(1)                Managed Allocation Series: Moderate-Aggressive Portfolio
   Mercury Value Opportunities V.I. Fund -- Class III(2)              Managed Allocation Series: Moderate-Conservative Portfolio
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST                  Mercury Large Cap Core Portfolio(3)
   Mutual Shares Securities Fund -- Class 2 Shares                    MFS Mid Cap Growth Portfolio
   Templeton Developing Markets Securities Fund -- Class 2 Shares     MFS Value Portfolio
   Templeton Foreign Securities Fund -- Class 2 Shares                Mondrian International Stock Portfolio(4)
   Templeton Growth Securities Fund -- Class 2 Shares                 Pioneer Fund Portfolio(5)
GREENWICH STREET SERIES FUND                                          Pioneer Mid Cap Value Portfolio
   Equity Index Portfolio -- Class II Shares                          Social Awareness Stock Portfolio
   Salomon Brothers Variable Aggressive Growth Fund --                Style Focus Series: Small Cap Growth Portfolio
     Class I Shares                                                   Style Focus Series: Small Cap Value Portfolio
   Salomon Brothers Variable Growth & Income Fund --                  Travelers Quality Bond Portfolio
     Class I Shares                                                   U.S. Government Securities Portfolio
JANUS ASPEN SERIES                                                 TRAVELERS SERIES FUND INC.
   Global Technology Portfolio - Service Shares                       AIM Capital Appreciation Portfolio
LAZARD RETIREMENT SERIES, INC.                                        MFS Total Return Portfolio
   Lazard Retirement Small Cap Portfolio                              Pioneer Strategic Income Portfolio
LORD ABBETT SERIES FUND, INC.                                         SB Adjustable Rate Income Portfolio Smith Barney Class
   Growth and Income Portfolio                                        Strategic Equity Portfolio
   Mid-Cap Value Portfolio                                         VAN KAMPEN LIFE INVESTMENT TRUST
OPPENHEIMER VARIABLE ACCOUNT FUNDS                                    Comstock Portfolio Class II Shares
   Oppenheimer Main Street Fund/VA -- Service Shares               VARIABLE INSURANCE PRODUCTS FUND
PIMCO VARIABLE INSURANCE TRUST                                        Contrafund(R) Portfolio -- Service Class 2
   Real Return Portfolio -- Administrative Class                      Mid Cap Portfolio -- Service Class 2
   Total Return Portfolio -- Administrative Class
--------------

(1)   Formerly Merrill Lynch Global Allocation V.I. Fund --        (4) Formerly Lazard International Stock Portfolio
      Class III                                                    (5) Formerly Utilities Portfolio
(2)   Formerly Merrill Lynch Value Opportunities V.I. Fund --
      Class III
(3)   Formerly Merrill Lynch Large Cap Core Portfolio

We also offer variable annuity contracts that do not have Purchase Payment Credits, and therefore may have lower fees. Over time, the value of the Purchase Payment Credits could be more than offset by higher charges. You should carefully consider whether or not this Contract is the most appropriate investment for you. The Contract, certain contract features and/or some of the funding options may not be available in all states. This prospectus provides the information that you should know before investing in the Contract. Please keep this prospectus for future reference. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information ("SAI") dated May 2, 2005. We filed the SAI with the Securities and Exchange Commission ("SEC"), and it is incorporated by reference into this prospectus. To request a copy, write to Travelers Life & Annuity at One Cityplace, 3CP, Hartford, Connecticut 06103-3415, call 1-800-842-9368 or access the SEC's website (http://www.sec.gov). See Appendix E for the SAI's table of contents.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OF ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                          PROSPECTUS DATED MAY 2, 2005

                                TABLE OF CONTENTS

Glossary...............................................    3         The Annuity Period.....................................  52
Summary................................................    5            Maturity Date.......................................  52
Fee Table..............................................    9            Allocation of Annuity...............................  52
Condensed Financial Information........................   17            Variable Annuity....................................  52
The Annuity Contract...................................   17            Fixed Annuity.......................................  53
   Contract Owner Inquiries............................   18         Payment Options........................................  53
   Purchase Payments...................................   18            Election of Options.................................  53
   Purchase Payment Credits............................   19            Annuity Options.....................................  54
   Accumulation Units..................................   20            Variable Liquidity Benefit..........................  54
   The Variable Funding Options........................   20         Miscellaneous Contract Provisions......................  54
The Fixed Account......................................   26            Right to Return.....................................  54
Charges and Deductions.................................   26            Termination.........................................  55
   General.............................................   26            Required Reports....................................  55
   Withdrawal Charge...................................   27            Suspension of Payments..............................  55
   Free Withdrawal Allowance...........................   27         The Separate Accounts..................................  55
   Transfer Charge.....................................   28            Performance Information.............................  56
   Administrative Charges..............................   28         Federal Tax Considerations...............................56
   Mortality and Expense Risk Charge...................   28            General Taxation of Annuities.........................56
   Variable Liquidity Benefit Charge...................   28            Types of Contracts: Qualified and Non-qualified.......57
   Enhanced Stepped-Up Provision Charge................   29            Qualified Annuity Contracts...........................57
   Guaranteed Minimum Withdrawal Benefit                                  Taxation of Qualified Annuity Contracts.............57
    Charge.............................................   29              Mandatory Distributions for Qualified Plans.........57
   Guaranteed Minimum Accumulation Benefit                              Non-qualified Annuity Contracts.......................58
    Charge.............................................   29              Diversification Requirements for
   Variable Funding Option Expenses....................   29                Variable Annuities................................58
   Premium Tax.........................................   29              Ownership of the Investments........................58
   Changes in Taxes Based upon                                            Taxation of Death Benefit Proceeds..................59
     Premium or Value..................................   29            Other Tax Considerations..............................59
Transfers..............................................   29              Treatment of Charges for Optional
   Market Timing/Excessive Trading.....................   30                Benefits..........................................59
   Dollar Cost Averaging...............................   31              Penalty Tax for Premature Distribution..............59
Access to Your Money...................................   32              Puerto Rico Tax Considerations......................59
   Systematic Withdrawals..............................   32              Non-Resident Aliens.................................59
Ownership Provisions...................................   33         Other Information......................................  60
   Types of Ownership..................................   33            The Insurance Companies.............................  60
     Contract Owner....................................   33            Financial Statements................................  60
     Beneficiary.......................................   33            Distribution of Variable Annuity Contracts..........  60
     Annuitant.........................................   33            Conformity with State and Federal Laws..............  62
Death Benefit..........................................   34            Voting Rights.......................................  62
   Death Proceeds before the Maturity Date.............   34            Restrictions on Financial Transactions..............  63
   Enhanced Stepped-Up Provision.......................   36            Legal Proceedings and Opinions......................  63
   Payment of Proceeds.................................   37         Appendix A: Condensed Financial Information
   Spousal Contract Continuance........................   38            for Travelers Insurance Company: Separate
   Beneficiary Contract Continuance....................   39              Account Eleven.....................................A-1
   Planned Death Benefit...............................   39         Appendix B: Condensed Financial Information
   Death Proceeds after the Maturity Date..............   40            for Travelers Life and Annuity Company:
 Living Benefits.......................................   40              Separate Account Twelve............................B-1
   Guaranteed Minimum Withdrawal Benefit...............   40         Appendix C: The Fixed Account.......................... C-1
   Guaranteed Minimum Accumulation Benefit.............   45         Appendix D: Nursing Home Waiver ....................... D-1
                                                                     Appendix E: Contents of the Statement
                                                                        of Additional Information........................... E-1

                                    GLOSSARY

ACCUMULATION UNIT -- an accounting unit of measure used to calculate the value of this Contract before Annuity Payments begin.

ANNUITANT -- the person on whose life the Maturity Date and Annuity Payments depend.

ANNUITY PAYMENTS -- a series of periodic payments (a) for life; (b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period.

ANNUITY UNIT -- an accounting unit of measure used to calculate the amount of Annuity Payments.

CASH SURRENDER VALUE -- the Contract Value less any withdrawal charge and premium tax not previously deducted.

CODE -- the Internal Revenue Code of 1986, as amended, and all related laws and regulations that are in effect during the term of this Contract.

CONTINGENT ANNUITANT -- the individual who becomes the Annuitant when the Annuitant who is not the owner dies prior to the Maturity Date.

CONTRACT DATE -- the date on which the Contract is issued.

CONTRACT OWNER (you) -- the person named in the Contract (on the specifications page) as the owner of the Contract.

CONTRACT VALUE -- Purchase Payments, plus any associated Purchase Payment Credits, plus or minus any investment experience on the amounts allocated to the variable funds or interest on amounts allocated to the Fixed Account, adjusted by any applicable charges and withdrawals.

CONTRACT YEARS -- twelve month periods beginning with the Contract Date.

DEATH REPORT DATE -- the day on which we have received 1) Due Proof of Death and
2) written payment instructions or election of spousal or beneficiary contract continuation.

DUE PROOF OF DEATH -- (i) a copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to us.

FIXED ACCOUNT -- an account that consists of all of the assets under this Contract other than those in the Separate Account.

HOME OFFICE -- the Home Office of The Travelers Insurance Company or The Travelers Life and Annuity Company or any other office that we may designate for the purpose of administering this Contract.

MATURITY DATE -- the date on which the Annuity Payments are to begin.

PAYMENT OPTION -- an annuity or income option elected under your Contract.

PURCHASE PAYMENT -- any premium paid by you to initiate or supplement this Contract.

PURCHASE PAYMENT CREDIT -- an amount credited to your Contract Value that equals a percentage of each Purchase Payment made.

QUALIFIED CONTRACT -- a contract used in a retirement plan or program that is intended to qualify under Sections 401, 403, 408, or 414(d) of the Code.

SEPARATE ACCOUNT -- a segregated account registered with the Securities and Exchange Commission ("SEC"), the assets of which are invested solely in the Underlying Funds. The assets of the Separate Account are held exclusively for the benefit of Contract Owners.

SUBACCOUNT -- that portion of the assets of a Separate Account that is allocated to a particular Underlying Fund.

UNDERLYING FUND -- a portfolio of an open-end management investment company that is registered with the SEC in which the Subaccounts invest.

VALUATION DATE -- a date on which a Subaccount is valued.

VALUATION PERIOD -- the period between successive valuations.

VARIABLE FUNDING OPTION -- a Subaccount of the Separate Account that invests in an Underlying Fund.

WE, US, OUR -- The Travelers Insurance Company or The Travelers Life and Annuity Company.

WRITTEN REQUEST -- written information sent to us in a form and content satisfactory to us and received at our Home Office.

YOU, YOUR -- the Contract Owner.

                                    SUMMARY:
                        PORTFOLIO ARCHITECT PLUS ANNUITY

THIS SUMMARY DETAILS SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. PLEASE READ THE ENTIRE PROSPECTUS CAREFULLY.

WHAT COMPANY WILL ISSUE MY CONTRACT? Your issuing company is either The Travelers Insurance Company or The Travelers Life and Annuity Company ("the Company," "We" or "Us"). The Travelers Life and Annuity Company does not solicit or issue insurance products in the state of New York. Refer to your Contract for the name of your issuing company. Each company sponsors its own segregated account ("Separate Account"). The Travelers Insurance Company sponsors the TIC Separate Account Eleven for Variable Annuities ("Separate Account Eleven"); The Travelers Life and Annuity Company sponsors the TLAC Separate Account Twelve for Variable Annuities ("Separate Account Twelve"). When we refer to the Separate Account, we are referring to either Separate Account Eleven or Separate Account Twelve, depending upon your issuing Company.

You may only purchase a contract in states where the Contract has been approved for sale. The Contract may not currently be available for sale in all states.

CAN YOU GIVE ME A GENERAL DESCRIPTION OF THE CONTRACT? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the Variable Funding Options and/or to the Fixed Account that is part of our general account (the "Fixed Account"). We guarantee money directed to the Fixed Account as to principal and interest. The Variable Funding Options fluctuate with the investment performance of the Underlying Funds and are not guaranteed. You can also lose money in the Variable Funding Options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase (annuity period). During the accumulation phase generally, under a Qualified Contract, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a Non-qualified Contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (Annuity Payments) you receive during the payout phase.

During the payout phase, you may choose one of a number of annuity options. You may receive income payments from the Variable Funding Options and/or the Fixed Account. If you elect variable income payments, the dollar amount of your payments may increase or decrease. Once you choose one of the annuity options and begin to receive payments, it cannot be changed.

WHO CAN PURCHASE THIS CONTRACT? The Contract is currently available for use in connection with (1) individual non-qualified purchases; (2) rollovers from Individual Retirement Annuities (IRAs); (3) rollovers from other qualified retirement plans and (4) beneficiary-directed transfers of death proceeds from another contract. Qualified Contracts include contracts qualifying under Section 401(a), 403(b) or 408(b) of the Internal Revenue Code of 1986, as amended. Purchase of this Contract through a tax qualified retirement plan ("Plan") does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing this Contract for its death benefit, annuity option benefits, and other non-tax-related benefits.

You may purchase the Contract with an initial payment of at least $5,000. You may make additional payments of at least $500 at any time during the accumulation phase. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death proceeds.

As of May 2, 2005, the contract is not available for purchase if the owner or Annuitant is age 81 or older. Before May 2, 2005, the Contract was available for purchase by owners and Annuitants age 85 or under as of the Contract Date.

The ages of the owner and Annuitant determine which death benefits and certain optional features are available to you. See The Annuity Contract section for more information.

CAN I EXCHANGE MY CURRENT ANNUITY CONTRACT FOR THIS CONTRACT? The Code generally permits you to exchange one annuity contract for another in a "tax-free exchange." Therefore, you can transfer the proceeds from another annuity contract to purchase this Contract. Before making an exchange to acquire this Contract, you should carefully compare this Contract to your current contract. You may have to pay a surrender charge under your current contract to exchange it for this Contract, and this Contract has its own surrender charges that would apply to you. The other fees and charges under this Contract may be higher or lower and the benefits may be different than those of your current contract. In addition, you may have to pay federal income or penalty taxes on the exchange if it does not qualify for tax-free treatment. You should not exchange another contract for this Contract unless you determine, after evaluating all the facts, the exchange is in your best interests. Remember that the person selling you the Contract generally will earn a commission on the sale.

IS THERE A RIGHT TO RETURN PERIOD? If you cancel the Contract within ten days after you receive it, you will receive a full refund of your Contract Value plus any contract charges and premium taxes you paid (but not fees and charges assessed by the Underlying Funds) minus any Purchase Payment Credits. Where state law requires a different right to return period, or the return of Purchase Payments, the Company will comply. You bear the investment risk on the Purchase Payment allocated to a Variable Funding Option during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, or longer if your state law permits, we will refund your full Purchase Payment minus any Purchase Payment Credits. During the remainder of the right to return period, we will refund your Contract Value (including charges we assessed) minus any Purchase Payment Credits. We will determine your Contract Value at the close of business on the day we receive a Written Request for a refund.

During the right to return period, you will not bear any contract fees associated with the Purchase Payment Credits. If you exercise your right to return, you will be in at least the same position as if you had exercised the right to return in a variable annuity contract with no Purchase Payment Credit. You would, however, receive any gains, and we would bear any losses attributable to the Purchase Payment Credits.

CAN YOU GIVE A GENERAL DESCRIPTION OF THE VARIABLE FUNDING OPTIONS AND HOW THEY OPERATE? The Variable Funding Options represent Subaccounts of the Separate Account. At your direction, the Separate Account, through its Subaccounts, uses your Purchase Payments to purchase shares of one or more of the Underlying Funds that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these Variable Funding Options.

You can transfer among the Variable Funding Options as frequently as you wish without any current tax implications. Currently there is no charge for transfers, nor a limit to the number of transfers allowed. We may, in the future, charge a fee for any transfer request, or limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other Contract Owners. You may transfer between the Fixed Account and the Variable Funding Options twice a year (during the 30 days after the six-month Contract Date anniversary), provided the amount is not greater than 15% of the Fixed Account value on that date. We also reserve the right to restrict transfers into the Fixed Account if the credited interest rate is equal to the minimum guaranteed interest rate specified under the Contract. Amounts previously transferred from the Fixed Account to the Variable Funding Options may not be transferred back to the Fixed Account for a period of at least six months from the date of the transfer.

WHAT EXPENSES WILL BE ASSESSED UNDER THE CONTRACT? The Contract has insurance features and investment features, and there are costs related to each. We deduct an administrative expense charge and a mortality and expense risk ("M&E") charge daily from amounts you allocate to the Separate Account. We deduct the administrative expense charge at an annual rate of 0.15% and deduct the M&E at an annual rate of 1.40% for the Standard Death Benefit, 1.55% for the Step-Up Death Benefit, and 1.75% for the Roll-Up Death Benefit. For Contracts with a value of less than $100,000, we also deduct an annual contract administrative charge of $40. Each Underlying Fund also charges for management costs and other expenses.

We will apply a withdrawal charge to withdrawals from the Contract, and will calculate it as a percentage of the Purchase Payments and any associated Purchase Payment Credits withdrawn. The maximum percentage is 8%, decreasing to 0% in Contract Year ten and later.

If you select the Enhanced Stepped-Up Provision ("E.S.P."), an additional 0.20% annually will be deducted from amounts in the Variable Funding Options. THIS PROVISION IS NOT AVAILABLE TO A CUSTOMER WHEN EITHER THE ANNUITANT OR OWNER IS AGE 76 OR OLDER ON THE RIDER EFFECTIVE DATE.

Upon annuitization, if the Variable Liquidity Benefit is selected, there is a maximum charge of 8% of the amounts withdrawn. Please refer to Payment Options for a description of this benefit.

If you elect a Guaranteed Minimum Withdrawal Benefit ("GMWB") rider, a charge will be deducted daily from amounts in the Variable Funding Options. There are several GMWB rider options, and the current charge for each rider, on an annual basis, is as follows: GMWB I: 0.40%; GMWB II: 0.50%; and GMWB III: 0.25%. Your current charge will not change unless you are able to reset your benefits, at which time we may modify the charge, which will never exceed 1.00%.

If you select the Guaranteed Minimum Accumulation Benefit ("GMAB"), a charge equal to 0.50% annually will be deducted from amounts in the Variable Funding Options.

HOW WILL MY PURCHASE PAYMENTS AND WITHDRAWALS BE TAXED? Generally, the payments you make to a Qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your Purchase Payments, Purchase Payment Credits and on any earnings when you make a withdrawal or begin receiving Annuity Payments. Under a Non-qualified Contract, payments to the Contract are made with after-tax dollars, and any credits and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

For owners of Qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts.

HOW MAY I ACCESS MY MONEY? You can take withdrawals any time during the accumulation phase. Withdrawal charges may apply, as well as income taxes, and/or a penalty tax on amounts withdrawn.

WHAT IS THE DEATH BENEFIT UNDER THE CONTRACT? You may choose to purchase the Standard, Step-Up or Roll-Up Death Benefit. The death benefit applies upon the first death of the Contract Owner, joint owner, or Annuitant. Assuming you are the Annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives (1) Due Proof of Death and
(2) written payment instructions or the election of spousal or beneficiary contract continuance. Please refer to the Death Benefit section in the prospectus for more details.

WHERE MAY I FIND OUT MORE ABOUT ACCUMULATION UNIT VALUES? The Condensed Financial Information in Appendix A or Appendix B to this prospectus provides more information about Accumulation Unit values.

ARE THERE ANY ADDITIONAL FEATURES? This Contract has other features you may be interested in. These include:

       o PURCHASE PAYMENT CREDITS. For contracts issued between April 1, 2004 and April 30, 2004, contracts issued between June 1, 2004 and August 31, 2004, and contracts issued between September 20, 2004 and June 30, 2005, for each Purchase Payment you make, we will add a credit to your Contract Value whenever the greater age of the Contract Owner or Annuitant is 80 or less at the time the Purchase Payment is received. This credit will equal 6% of the Purchase Payment.

           For contracts issued prior to April 1, 2004, contracts issued between May 1, 2004 and May 31, 2004, contracts issued between September 1, 2004 and September 19, 2004, and contracts issued after June 30, 2005, for each Purchase Payment you make, we will add a credit to your Contract Value whenever the greater age of the Contract Owner or Annuitant is 80 or less at the time the Purchase Payment is received. This credit will equal 4.5% of the Purchase Payment.

           The expenses for a contract with Purchase Payment Credits are higher than a similar contract without Purchase Payment Credits, and the additional expenses attributable to the credits may more than offset the amount of the Purchase Payment Credit.

       o DOLLAR COST AVERAGING. This is a program that allows you to invest a fixed amount of money in Variable Funding Options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

       o SYSTEMATIC WITHDRAWAL OPTION. Before the Maturity Date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn. Withdrawals in excess of the annual free withdrawal allowance may be subject to a withdrawal charge.

       o AUTOMATIC REBALANCING. You may elect to have the Company periodically reallocate the values in your Contract to match the rebalancing allocation selected.

       o MANAGED DISTRIBUTION PROGRAM. This program allows us to automatically calculate and distribute to you, in November of the applicable tax year, an amount that will satisfy the Internal Revenue Service's minimum distribution requirements imposed on certain contracts once the owner reaches age 70 1/2 or retires. These minimum distributions occur during the accumulation phase.

       o ENHANCED STEPPED-UP PROVISION ("E.S.P."). For an additional charge, the total death benefit payable may be increased based on the earnings in your Contract.

       o SPOUSAL CONTRACT CONTINUANCE (SUBJECT TO AVAILABILITY). If your spouse is named as an owner and/or beneficiary, and you die prior to the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. This feature applies to a spousal joint Contract Owner and/or beneficiary only.

       o BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES). If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the date of your death, that beneficiary(ies) may elect to continue his/her portion of the Contract rather than have the death benefit paid to the beneficiary.

       o GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("GMWB" OR "PRINCIPAL GUARANTEE"). For an additional charge, we will guarantee the periodic return of your investment. Under this benefit, we will pay you a percentage of your investment every year until your investment has been returned in full, regardless of market performance. Depending on when you elect to begin receiving payments and which GMWB rider you select, the maximum amount of your investment that you receive each year is 5% or 10%. When you add Purchase Payments to your Contract, we include them as part of the guarantee. In the future, however, we may discontinue including additional Purchase Payments as part of the guarantee. The guarantee is subject to restrictions on withdrawals and other restrictions.

       o GUARANTEED MINIMUM ACCUMULATION BENEFIT ("GMAB"). For an additional charge, we will guarantee that your Contract Value will not be less than a minimum amount at the end of a specified number of years. The guaranteed amount is based on your Purchase Payments, including additional Purchase Payments you make within 12 months of electing the rider. Additional Purchase Payments made more than 12 months after you elect the rider will not increase the guaranteed amount. If your Contract Value is less than the minimum guaranteed amount on the Rider Maturity Date, we will apply additional amounts to increase your Contract Value so that it is equal to the guaranteed amount.

                                    FEE TABLE
--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer Contract Value between Variable Funding Options. Expenses shown do not include premium taxes, which may be applicable.

CONTRACT OWNER TRANSACTION EXPENSES

      WITHDRAWAL CHARGE................................................  8%(1)
      (AS A PERCENTAGE OF THE PURCHASE PAYMENTS AND ANY ASSOCIATED PURCHASE PAYMENT CREDITS WITHDRAWN)

      TRANSFER CHARGE................................................... $10(2)
      (assessed on transfers that exceed 12 per year)

      VARIABLE LIQUIDITY BENEFIT CHARGE................................  8%(3)
      (AS A PERCENTAGE OF THE PRESENT VALUE OF THE REMAINING ANNUITY PAYMENTS THAT ARE SURRENDERED. THE INTEREST RATE USED TO CALCULATE THIS PRESENT VALUE IS 1% HIGHER THAN THE ASSUMED (DAILY) NET INVESTMENT FACTOR USED TO CALCULATE THE ANNUITY PAYMENTS.)

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Underlying Fund fees and expenses.

CONTRACT ADMINISTRATIVE CHARGES

      ANNUAL CONTRACT ADMINISTRATIVE CHARGE............................  $40(4)


---------------------------------
(1) The withdrawal charge declines to zero after the Purchase Payment has been in the Contract for nine years. The charge is as follows:

    YEARS SINCE PURCHASE PAYMENT MADE         WITHDRAWAL CHARGE
------------------------------------------- ----------------------
GREATER THAN OR EQUAL TO   BUT LESS THAN
        0 years               3 years                8%
        3 years               4 years                7%
        4 years               5 years                6%
        5 years               6 years                5%
        6 years               7 years                4%
        7 years               8 years                3%
        8 years               9 years                2%
        9 years+                                     0%

(2)    We do not currently assess the transfer charge.

(3) This withdrawal charge only applies when you surrender the Contract after beginning to receive Annuity Payments. The Variable Liquidity Benefit Charge declines to zero after nine years. The charge is as follows:

   YEARS SINCE INITIAL PURCHASE PAYMENT       WITHDRAWAL CHARGE
------------------------------------------- ----------------------
GREATER THAN OR EQUAL TO   BUT LESS THAN
        0 years               3 years                8%
        3 years               4 years                7%
        4 years               5 years                6%
        5 years               6 years                5%
        6 years               7 years                4%
        7 years               8 years                3%
        8 years               9 years                2%
        9 years+                                     0%

(4) We do not assess this charge if Contract Value is $100,000 or more on the fourth Friday of each August.

ANNUAL SEPARATE ACCOUNT CHARGES:
(AS A PERCENTAGE OF THE AVERAGE DAILY NET ASSETS OF THE SEPARATE ACCOUNT)

We will assess a minimum mortality and expense risk charge ("M&E") of 1.40% and a maximum administrative expense charge of 0.15% on all contracts. In addition, for optional features there is a 0.20% charge for E.S.P., a 0.50% charge for GMAB, a 0.40% charge for GMWB I, a 0.50% charge for GMWB II, and a 0.25% charge for GMWB III. Below is a summary of all charges that may apply, depending on the death benefit and optional features you select:

                                               STANDARD DEATH BENEFIT     STEP-UP DEATH BENEFIT     ROLL-UP DEATH BENEFIT
                                              -------------------------- ------------------------  ------------------------
Mortality and Expense Risk Charge..........            1.40%                      1.55%                   1.75%
Administrative Expense Charge..............            0.15%                      0.15%                   0.15%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
NO OPTIONAL FEATURES SELECTED..............            1.55%                      1.70%                   1.90%
Optional E.S.P. Charge.....................            0.20%                      0.20%                   0.20%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
E.S.P. ONLY SELECTED.......................            1.75%                      1.90%                   2.10%
Optional GMAB Charge.......................            0.50%                      0.50%                   0.50%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
GMAB ONLY SELECTED.........................            2.05%                      2.20%                   2.40%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
E.S.P. AND GMAB SELECTED(5)................            2.25%                      2.40%                   2.60%
Optional GMWB I Charge.....................            0.40%(6)                   0.40%(6)                0.40%(6)
Optional GMWB II Charge....................            0.50%(6)                   0.50%(6)                0.50%(6)
Optional GMWB III Charge...................            0.25%                      0.25%                   0.25%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
GMWB I ONLY SELECTED.......................            1.95%                      2.10%                   2.30%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
GMWB II ONLY SELECTED......................            2.05%                      2.20%                   2.40%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
GMWB III ONLY SELECTED.....................            1.80%                      1.95%                   2.15%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
E.S.P. AND GMWB I SELECTED.................            2.15%                      2.30%                   2.50%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
E.S.P. AND GMWB II SELECTED................            2.25%                      2.40%                   2.60%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
E.S.P. AND GMWB III SELECTED...............            2.00%                      2.15%                   2.35%

---------------------------------
(5)    GMAB and GMWB cannot both be elected.

(6)    The maximum charge for GMWB I and GMWB II is 1.00%.

UNDERLYING FUND EXPENSES AS OF DECEMBER 31, 2004 (UNLESS OTHERWISE INDICATED):

The first table below shows the range (minimum and maximum) of the total annual operating expenses charged by all of the Underlying Funds, before any voluntary or contractual fee waivers and/or expense reimbursements. The second table shows each Underlying Fund's management fee, distribution and/or service fees (12b-1) if applicable, and other expenses. The Underlying Funds provided this information and we have not independently verified it. More detail concerning each Underlying Fund's fees and expenses is contained in the prospectus for each Underlying Fund. Current prospectuses for the Underlying Funds can be obtained by calling 1-800-842-9368.

MINIMUM AND MAXIMUM TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES

                                                                        MINIMUM                        MAXIMUM
                                                              ----------------------------   ----------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from Underlying Fund
assets, including management fees, distribution
and/or service fees (12b-1) fees, and other expenses.)                   0.41%                          1.79%

UNDERLYING FUND FEES AND EXPENSES
(as a percentage of average daily net assets)

                                                 DISTRIBUTION                               CONTRACTUAL          NET TOTAL
                                                    AND/OR                  TOTAL ANNUAL    FEE WAIVER            ANNUAL
                                  MANAGEMENT    SERVICE (12b-1)   OTHER      OPERATING     AND/OR EXPENSE        OPERATING
UNDERLYING FUND:                     FEE             FEES        EXPENSES    EXPENSES      REIMBURSEMENT          EXPENSES
----------------                  ----------    ---------------  --------   ------------   --------------        ---------
Capital Appreciation Fund.....       0.70%            --           0.08%       0.78%            --                     --(1)(32)
High Yield Bond Trust.........       0.45%            --           0.18%       0.63%            --                     --(2)(32)
Managed Assets Trust..........       0.50%            --           0.11%       0.61%            --                     --(18)(32)
Money Market Portfolio........       0.32%            --           0.10%       0.42%            --                     --(18)(32)
ALLIANCEBERNSTEIN VARIABLE
PRODUCT SERIES FUND, INC.
   AllianceBernstein Large
     Cap Growth Portfolio --
     Class B*+................       0.75%          0.25%         0.05%        1.05%            --                  1.05%(3)
AMERICAN FUNDS INSURANCE
   SERIES
   Global Growth Fund --
     Class 2 Shares*..........       0.61%          0.25%         0.04%        0.90%            --                     --(32)
   Growth Fund --
     Class 2 Shares*..........       0.35%          0.25%         0.01%        0.61%            --                  0.61%
   Growth-Income Fund --
     Class 2 Shares*..........       0.29%          0.25%         0.02%        0.56%            --                     --(32)
DELAWARE VIP TRUST
   Delaware VIP REIT Series --
     Standard Class...........       0.74%            --           0.10%       0.84%            --                  0.84%(4)
DREYFUS VARIABLE INVESTMENT
   FUND
   Dreyfus Variable
     Investment Fund --
     Appreciation Portfolio --
     Initial Shares...........       0.75%            --           0.04%       0.79%            --                  0.79%
   Dreyfus Variable
     Investment Fund --
     Developing Leaders
     Portfolio -- Initial
     Shares...................       0.75%            --           0.04%       0.79%            --                  0.79%
FAM VARIABLE SERIES FUNDS,
   INC.
   Mercury Global Allocation
     V.I. Fund -- Class III*...      0.65%          0.25%         0.11%        1.01%            --                  1.01%
   Mercury Value
     Opportunities V.I. Fund
     -- Class III*.............      0.75%          0.25%         0.07%        1.07%            --                  1.07%
FRANKLIN TEMPLETON VARIABLE
   INSURANCE PRODUCTS TRUST
   Mutual Shares Securities
     Fund -- Class 2 Shares*...      0.60%          0.25%         0.15%        1.00%            --                  1.00%(5)
   Templeton Developing
     Markets Securities Fund
     -- Class 2 Shares*........      1.25%          0.25%         0.29%        1.79%            --                  1.79%
   Templeton Foreign
     Securities Fund -- Class
     2 Shares*................       0.68%          0.25%         0.19%        1.12%           0.05%                 1.07%(6)
   Templeton Growth
     Securities Fund -- Class
     2 Shares*................       0.79%          0.25%         0.07%        1.11%            --                  1.11%(7)
GREENWICH STREET SERIES FUND
   Equity Index Portfolio --
     Class II Shares*.........       0.31%          0.25%         0.03%        0.59%            --                  0.59%

                                                 DISTRIBUTION                               CONTRACTUAL          NET TOTAL
                                                    AND/OR                  TOTAL ANNUAL    FEE WAIVER            ANNUAL
                                  MANAGEMENT    SERVICE (12b-1)   OTHER      OPERATING     AND/OR EXPENSE        OPERATING
UNDERLYING FUND:                     FEE             FEES        EXPENSES    EXPENSES      REIMBURSEMENT          EXPENSES
----------------                  ----------    ---------------  --------   ------------   --------------        ---------
   Salomon Brothers Variable
     Aggressive Growth Fund --
     Class I Shares...........       0.87%            --          0.17%        1.04%            --                  1.04%(8)
   Salomon Brothers Variable
     Growth & Income Fund --
   Class I Shares.............       0.65%            --          0.44%        1.09%          0.02%                 1.07%(9)
JANUS ASPEN SERIES
   Balanced Portfolio --
     Service Shares*+.........       0.55%          0.25%         0.01%        0.81%            --                  0.81%
   Global Life Sciences
     Portfolio -- Service
     Shares*+.................       0.64%          0.25%         0.25%        1.14%            --                  1.14%
   Global Technology
     Portfolio -- Service
     Shares*..................       0.64%          0.25%         0.07%        0.96%            --                  0.96%
   Worldwide Growth
     Portfolio -- Service
     Shares*+.................       0.60%          0.25%         0.03%        0.88%            --                  0.88%
LAZARD RETIREMENT SERIES, INC.
   Lazard Retirement Small
     Cap Portfolio*...........       0.75%          0.25%         0.37%        1.37%            --                  1.37%(10)
LORD ABBETT SERIES FUND, INC.
   Growth and Income Portfolio       0.50%            --          0.39%        0.89%            --                  0.89%
   Mid-Cap Value Portfolio....       0.75%            --          0.42%        1.17%            --                  1.17%
OPPENHEIMER VARIABLE ACCOUNT
   FUNDS
   Oppenheimer Main Street
     Fund/VA -- Service Shares*      0.66%          0.25%         0.01%        0.92%            --                  0.92%
PIMCO VARIABLE INSURANCE TRUST
   Real Return Portfolio --
     Administrative Class*....       0.25%          0.15%         0.26%        0.66%            --                  0.65%(11)
   Total Return Portfolio --
     Administrative Class*....       0.25%          0.15%         0.25%        0.65%            --                  0.65%(11)
PUTNAM VARIABLE TRUST
   Putnam VT International
     Equity Fund --
     Class IB Shares*+........       0.75%          0.25%         0.19%        1.19%            --                  1.19%
   Putnam VT Small Cap Value
     Fund -- Class IB Shares*..      0.77%          0.25%         0.10%        1.12%            --                  1.12%
SALOMON BROTHERS VARIABLE
   SERIES FUNDS INC.
   All Cap Fund -- Class I.....      0.81%            --          0.08%        0.89%            --                  0.89%(12)
   Investors Fund -- Class I...      0.68%            --          0.09%        0.77%            --                  0.77%(13)
   Large Cap Growth Fund --
     Class I..................       0.71%            --          0.86%        1.57%            --                     --(14)(32))
   Small Cap Growth Fund --
     Class I..................       0.75%            --          0.28%        1.03%            --                  1.03%
THE TRAVELERS SERIES TRUST
   Convertible Securities
     Portfolio................       0.60%            --          0.15%        0.75%            --                     --(18)(32)
   Disciplined Mid Cap Stock
     Portfolio................       0.70%            --          0.12%        0.82%            --                     --(18)(32)
   Equity Income Portfolio....       0.73%            --          0.11%        0.84%            --                     --(15)(32)
   Federated High Yield
     Portfolio................       0.65%            --          0.22%        0.87%            --                     --(18)(32)
   Federated Stock Portfolio+.       0.63%            --          0.31%        0.94%            --                     --(18)(32)
   Large Cap Portfolio........       0.75%            --          0.11%        0.86%            --                  0.86%(15)
   Managed Allocation Series:
     Aggressive Portfolio.....       0.15%            --          0.26%        0.41%          0.06%                 0.35%(16)

                                                 DISTRIBUTION                               CONTRACTUAL          NET TOTAL
                                                    AND/OR                  TOTAL ANNUAL    FEE WAIVER            ANNUAL
                                  MANAGEMENT    SERVICE (12b-1)   OTHER      OPERATING     AND/OR EXPENSE        OPERATING
UNDERLYING FUND:                     FEE             FEES        EXPENSES    EXPENSES      REIMBURSEMENT          EXPENSES
----------------                  ----------    ---------------  --------   ------------   --------------        ---------
   Managed Allocation Series:
     Conservative Portfolio...       0.15%            --           0.26%       0.41%         0.06%                  0.35%(16)
   Managed Allocation Series:
     Moderate Portfolio.......       0.15%            --           0.26%       0.41%         0.06%                  0.35%(16)
   Managed Allocation Series:
     Moderate-Aggressive
     Portfolio................       0.15%            --           0.26%       0.41%         0.06%                  0.35%(16)
   Managed Allocation Series:
     Moderate-Conservative
     Portfolio................       0.15%            --           0.26%       0.41%         0.06%                  0.35%(16)
   Mercury Large Cap Core
     Portfolio................       0.79%            --           0.16%       0.95%           --                      --(17)(32)
   MFS Mid Cap Growth
     Portfolio................       0.75%            --           0.13%       0.88%           --                      --(19)(32)
   MFS Value Portfolio........       0.72%            --           0.39%       1.11%           --                      --(20)(32)
   Mondrian International
     Stock Portfolio..........       0.72%            --           0.19%       0.91%           --                      --(21)(32)
   Pioneer Fund Portfolio.....       0.75%            --           0.37%       1.12%           --                      --(22)(32)
   Pioneer Mid Cap Value
     Portfolio................       0.75%            --           0.43%       1.18%         0.18%                  1.00%(23)
   Social Awareness Stock
     Portfolio................       0.61%            --           0.14%       0.75%           --                      --(24)(32)
   Style Focus Series: Small
     Cap Growth Portfolio.....       0.85%            --           0.43%       1.28%         0.18%                  1.10%(25)
   Style Focus Series: Small
     Cap Value Portfolio......       0.83%            --           0.43%       1.26%         0.16%                  1.10%(26)
   Travelers Quality Bond
     Portfolio................       0.32%            --           0.12%       0.44%           --                      --(18)(32)
   U.S. Government Securities
     Portfolio................       0.32%            --           0.11%       0.43%           --                      --(18)(32)
TRAVELERS SERIES FUND INC.
   AIM Capital Appreciation
     Portfolio................       0.80%            --           0.05%       0.85%           --                   0.85%
   MFS Total Return Portfolio.       0.77%            --           0.02%       0.79%           --                   0.79%(27)
   Pioneer Strategic Income
     Portfolio................       0.75%            --           0.15%       0.90%           --                   0.90%
   SB Adjustable Rate Income
     Portfolio Smith Barney
     Class*...................       0.60%          0.25%          0.46%       1.31%           --                   1.31%
   Strategic Equity Portfolio.       0.80%            --           0.05%       0.85%           --                   0.85%
VAN KAMPEN LIFE INVESTMENT
   TRUST
   Comstock Portfolio Class
     II Shares*...............       0.57%          0.25%          0.04%       0.86%           --                   0.86%
   Enterprise Portfolio Class
     II Shares*+..............       0.50%          0.25%          0.13%       0.88%           --                      --(28)(32)
VARIABLE INSURANCE PRODUCTS
   FUND
   Contrafund(R) Portfolio --
     Service Class 2*.........       0.57%          0.25%          0.11%       0.93%           --                      --(29)(32)
   Dynamic Capital
     Appreciation Portfolio --
     Service Class 2*+........       0.58%          0.25%          0.38%       1.21%           --                      --(30)(32)
   Mid Cap Portfolio --
     Service Class 2*.........       0.57%          0.25%          0.14%       0.96%           --                      --(31)(32)

--------------
 * The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).

 +     Closed to new investors.

NOTES
(1) Effective September 1, 2004, the investment advisory fee was revised from the annual rate of 0.75% to the following breakpoints: 0.70% on first $1.5 billion of net assets and 0.65% on assets in excess of $1.5 billion. The Fund has a voluntary expense cap of 1.25%.

(2) Management fee is based on 0.50% on first $50 million of net assets; 0.40% on the next $100 million; 0.30% on the next $100 million and 0.25% on assets in excess of $250 million.

(3) Expense information restated to reflect a reduction in advisory fees effective September 7, 2004.

(4) The investment advisor for the Delaware VIP REIT Series and the Delaware VIP Small Cap Value Series is Delaware Management Company ("DMC"). For the period May 1, 2002 through April 30, 2005, the advisor contractually waived its management fee and/or reimbursed the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) would not exceed 0.95%. Effective May 1, 2005 through April 30, 2006, DMC has contractually agreed to waive its management fee and/or reimburse the Series for expenses to the extent that total expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance expenses) will not exceed 0.95%. Under its Management Agreement, the Series pays a management fee based on average daily net assets as follows: 0.75% on the first $500 million, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, 0.60% on assets in excess of $2.5 billion million, all per year.

(5) While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% through May 1, 2006 of the Fund's Class 2 average annual net assets, the Fund's Board of Trustees has set the current rate at 0.25% through May 1, 2006.

(6) The Fund's manager has agreed in advance to reduce its fees from assets invested by the Fund in a Franklin Templeton Money Market Fund (the Sweep Money Fund). This reduction is required by the Board and an order of the Securities and Exchange Commission.

(7) The Fund administration fee is paid indirectly through the management fee. While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% through May 1, 2006 of the Fund's Class 2 average annual net assets, the Fund's Board of Trustees has set the current rate at 0.25% through May 1, 2006.

(8) Effective August 1, 2004, the management fee (including the administration fee), was reduced from 0.95% to the following breakpoints:
       0.80% on first $5 billion of net assets; 0.775% on next $2.5 billion; 0.75% on next $2.5 billion; and 0.70% on net assets in excess of $10 billion.

(9) Effective August 1, 2004, the management fee (including the administration fee), was reduced from 0.65% to the following breakpoints:
       0.65% on first $1 billion of net assets; 0.60% on next $1 billion; 0.55% on next $1 billion; 0.50% on the next $1 billion; and 0.45% on net assets in excess of $4 billion.

(10) The Investment Manager has contractually agreed to waive its fee and, if necessary, reimburse the Portfolio through December 31, 2005 to the extent Total Annual Portfolio Operating Expenses exceed 1.25% of the Portfolio's average daily net assets.

(11) "Other Expenses" reflects a 0.25% administrative fee. PIMCO has contractually agreed, for the Portfolio's current fiscal year, to reduce total annual portfolio operating expenses for the Administrative Class shares to the extent they would exceed, due to the payment of Trustees' fees, 0.65% of average daily net assets. Under the Expense Limitation Agreement, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(12) Effective August 1, 2004, the management fees were reduced from 0.85% to the following breakpoints: First $1.5 billion 0.75%; next $0.5 billion 0.70%; next $0.5 billion 0.65%; next $1 billion 0.60%; over $3.5 billion 0.50%.

(13) Effective August 1, 2004, the management fees were reduced from 0.70% to the following breakpoints: First $350 million 0.65%; next $150 million 0.55%; next $250 million 0.53%; next $250 million 0.50%; over $1 billion 0.45%.

(14) Effective August 1, 2004, the management fees were reduced from 0.75% to the following breakpoints: First $5 billion 0.70%; next $2.5 billion 0.70%; next $2.5 billion 0.68%; over $10 billion 0.65%.

(15) Effective September 1, 2004, the investment advisory fee was revised from the annual rate of 0.75% to the following breakpoints: 0.75% on first $250 million of net assets; 0.70% on the next $500 million and 0.65% on assets in excess of $2 billion. Other Expenses include 0.06% administrative services fee the Fund pays to The Travelers Insurance Company. The expense information in the table has been restated to reflect the current fee schedule.

(16) The figures shown above do not include the Funds' share of Underlying Fund expenses. Because the Underlying Funds that each Fund invests in will vary, as will the proportion of each Fund's assets invested in each Underlying Fund, it is not possible to determine precisely the amount of Underlying Fund expenses that will be borne by the Funds. However, the total annual operating expenses of the Underlying Funds range from 0.40% to 1.10%, so the Underlying Funds expenses borne by the Funds will be somewhere in that range. The Funds have a contractual expense cap of 0.35% that continues to May 1, 2006. Other Expenses are estimates and include a 0.06% administrative service fee the Fund pays to The Travelers Insurance Company.

(17) Effective September 1, 2004, the investment advisory fee was revised from the annual rate of 0.80% to the following breakpoints: 0.775% on first $250 million of net assets; 0.75% on the next $250 million; 0.725% on next $500 million; 0.70% on next $1 billion and 0.65% on assets in excess of $2 billion. Other Expenses include 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

(18) Other expenses include 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

(19) Effective February 25, 2005, the investment advisory fee was revised to the following breakpoints: For the first $500 million of average daily net assets the advisory fee is 0.7775%; the next $300 million 0.7525%; the next $600 million 0.7275%; the next $1 billion 0.7025%; over $2.5 billion 0.625%. Also effective February 25, 2005, for purposes of meeting the various asset levels and determining an effective fee rate, the combined average daily net assets of: (1) the Fund; and (2) other portfolios of The Travelers Series Trust that are subadvised by MFS; and
       (3) another portfolio of the Travelers Series Fund that is subadvised by MFS, are used in performing the calculation. The expense information in the table has been restated to reflect the current fee schedule. Between February 25, 2004 and February 24, 2005 the investment advisory fee was as follows: for the first $600 million of average daily net assets the advisor fee is 0.800%; the next $300 million 0.775%; the next $600 million 0.750%; the next $1 billion 0.725%; over $2.5 billion 0.675%. Previous to September 1, 2004 the fee was an annual rate of 0.80%. Other expenses include a 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

(20) Effective September 1, 2004, the investment advisory fee was revised from the annual rate of 0.75% to the following breakpoints: 0.75% on first $600 million of net assets; 0.725% on the next $300 million; 0.70% on the next $600 million; 0.675% on the next $1 billion and 0.625% on assets in excess of $2.5 billion. Other Expenses include 0.06% administrative services fee the Fund pays to The Travelers Insurance Company. Fund has a voluntary waiver of 1.00%. Effective February 25, 2005, for purposes of meeting the various asset levels and determining an effective fee rate, the combined average daily net assets of: (1) the Fund; and (2) other portfolios of The Travelers Series Trust that are subadvised by MFS; and
       (3) another portfolio of the Travelers Series Fund that is subadvised by MFS, are used in performing the calculation. The expense information in the table has been restated to reflect the current fee schedule.

(21) Effective May 1, 2005, the investment advisory fee is revised to the following schedule: 0.775% on the first $100 million in assets and 0.65% on assets in excess of $100 million. The expense information in the table has been restated to reflect the current fee schedule. Between September 1, 2004 and May 1, 2005, the investment advisory fee was as follows:
       0.825% on the first $100 million of assets, 0.775% on the next $400 million of assets, 0.725% on the next $500 million, and 0.700% on assets in excess of $1 billion. Previous to September 1, 2004, the investment advisory fee was an annual rate of 0.825%.

(22) Effective December 1, 2004, the Management fee was reduced from 0.75% to the following breakpoints: 0.75% on the first $250 million of net assets; 0.70% on the next $250 million; 0.675% on the next $500 million; 0.65% on the next $1 billion and 0.60% on assets in excess of $2 billion. Other expenses include a 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

(23) The Fund has a contractual expense cap of 1.00% that continues to May 1, 2006. Other expenses are estimates and include a 0.06% administrative service fee the Fund pays to The Travelers Insurance Company.

(24) Management fee is based on 0.65% on first $50 million of net assets; 0.55% on the next $50 million; 0.45% on the next $100 million and 0.40% on assets in excess of $200 million. Other Expenses include a 0.06% administrative services fee the Fund pays to The Travelers Insurance Company.

(25) The Fund has a contractual expense cap of 1.10% that continues to May 1, 2006. Other expenses are estimates and include a 0.06% administrative service fee the Fund pays to The Travelers Insurance Company.

(26) The Fund has a contractual expense cap of 1.10% that continues to May 1, 2006. Other expenses are estimates and include a 0.06% administrative service fee the Fund pays to The Travelers Insurance Company.

(27) Effective November 1, 2004, the advisory fee was reduced from 0.80% to the following breakpoints: 0.80% on first $600 million of net assets; 0.775% on next $300 million; 0.75% on next $600 million; 0.725% on next $1 billion and 0.675% in excess of $2.5 billion. Effective February 25, 2005, for purposes of meeting the various asset levels and determining an effective fee rate, the combined average daily net assets of: (1) the Fund; and (2) other portfolios of The Travelers Series Trust that are subadvised by MFS are used in performing the calculation. The expense information in the table has been restated to reflect the current fee schedule.

(28) Under the terms of the Advisory agreement, if the total ordinary business expenses, exclusive of taxes, distribution fees and interest, exceed .95% of the average daily net assets of the Portfolio, the Adviser will reimburse the Portfolio for the amount of the excess. Additionally, the Adviser has voluntarily agreed to reimburse the Portfolio for all expenses as a percentage of average daily net assets in excess of .60% and .85% for Classes I and II, respectively. For the year ended December 31, 2004, the Adviser waived $49,190 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

(29) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.91%. These offsets may be discontinued at any time.

(30) The annual class operating expenses for the fund are based on historical expenses adjusted to reflect current fees. A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 1.02%. These offsets may be discontinued at any time. The fund's manager has voluntarily agreed to reimburse the class to the extent that the total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions and extraordinary expenses) exceed 1.10%.

(31) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.93%. These offsets may be discontinued at any time.

(32) The table below shows the amount of the waiver or reimbursement and the net total annual operating expenses for underlying funds that have entered into a voluntary fee waiver and/or expense reimbursement arrangement. The net total annual operating expense figure reflects the fee waivers and/or expense reimbursements that were in effect as of the underlying fund's fiscal year end. However, as these arrangements are voluntary, they may be changed or terminated at any time, in which case the underlying fund would be subject to different net total annual operating expenses. Without such waivers performance would be lower.

                                                                                    VOLUNTARY FEE
                                                                                    WAIVER AND/OR
                                                                                       EXPENSE             NET TOTAL ANNUAL
        FUNDING OPTION                                                              REIMBURSEMENT         OPERATING EXPENSES
        -----------------                                                        --------------------    ----------------------
        Capital Appreciation Fund..........................................             0.01%                    0.77%
        High Yield Bond Trust..............................................             0.03%                    0.60%
        Managed Assets Trust...............................................             0.01%                    0.60%
        Money Market Portfolio.............................................             0.02%                    0.40%
        Global Growth Fund -- Class 2 Shares...............................             0.01%                    0.89%
        Growth-Income Fund -- Class 2 Shares...............................             0.01%                    0.55%
        Large Cap Growth Fund -- Class I...................................             0.57%                    1.00%
        Convertible Securities Portfolio...................................             0.01%                    0.74%
        Disciplined Mid Cap Stock Portfolio................................             0.02%                    0.80%
        Equity Income Portfolio............................................             0.01%                    0.83%
        Federated High Yield Portfolio.....................................             0.04%                    0.83%
        Federated Stock Portfolio..........................................             0.11%                    0.83%

                                                                                     VOLUNTARY FEE
                                                                                     WAIVER AND/OR
                                                                                        EXPENSE              NET TOTAL ANNUAL
        FUNDING OPTION                                                               REIMBURSEMENT          OPERATING EXPENSES
        ----------------                                                         ----------------------    ----------------------
        Mercury Large Cap Core Portfolio...................................              0.03%                     0.92%
        MFS Mid Cap Growth Portfolio.......................................              0.02%                     0.86%
        MFS Value Portfolio................................................              0.11%                     1.00%
        Mondrian International Stock Portfolio.............................              0.02%                     0.89%
        Pioneer Fund Portfolio.............................................              0.13%                     0.99%
        Social Awareness Stock Portfolio...................................              0.04%                     0.71%
        Travelers Quality Bond Portfolio...................................              0.02%                     0.42%
        U.S. Government Securities Portfolio...............................              0.01%                     0.42%
        Enterprise Portfolio Class II Shares...............................              0.03%                     0.85%
        Contrafund(R) Portfolio -- Service Class 2.........................              0.02%                     0.91%
        Dynamic Capital Appreciation Portfolio -- Service Class 2..........              0.19%                     1.02%
        Mid Cap Portfolio -- Service Class 2...............................              0.03%                     0.93%

EXAMPLES

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, contract fees, separate account annual expenses, and Underlying Fund total annual operating expenses. These examples do not represent past or future expenses. Your actual expenses may be more or less than those shown.

These examples assume that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The examples reflect the annual contract administrative charge, factoring in that the charge is waived for contracts over a certain value. Additionally, the examples are based on the minimum and maximum Underlying Fund total annual operating expenses shown above, and do not reflect any Underlying Fund fee waivers and/or expense reimbursements.

The examples assume you have allocated all of your Contract Value to either the Underlying Fund with the maximum total annual operating expenses or the Underlying Fund with the minimum total annual operating expenses. In each example, your actual expenses will be less than those shown if you do not elect all of the available optional benefits. The GMAB and a GMWB rider cannot both be elected.

EXAMPLE 1 -- This example assumes that you have elected the most expensive death benefit option, the E.S.P. optional death benefit and a Guaranteed Minimum Withdrawal Benefit (assuming the maximum charge of 1.00% applies).


                                            IF CONTRACT IS SURRENDERED AT THE         IF CONTRACT IS NOT SURRENDERED OR
                                                  END OF PERIOD SHOWN:              ANNUITIZED AT THE END OF PERIOD SHOWN:
                                          --------------------------------------    -------------------------------------
FUNDING OPTION                            1 YEAR   3 YEARS   5 YEARS    10 YEARS    1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------                            ------   -------   -------    --------    ------   -------   -------   --------
Underlying Fund with Maximum Total
Annual Operating Expenses............      1292     2278      3066        4941        492      1478      2466      4941
Underlying Fund with Minimum Total
Annual Operating Expenses............      1157     1886      2437        3811        357      1086      1837      3811

EXAMPLE 2 -- This example assumes that you have elected the most expensive death benefit option, the E.S.P. optional death benefit and the Guaranteed Minimum Withdrawal Benefit I ("GMWB I") (assuming the current 0.40% charge applies).


                                            IF CONTRACT IS SURRENDERED AT THE         IF CONTRACT IS NOT SURRENDERED OR
                                                  END OF PERIOD SHOWN:              ANNUITIZED AT THE END OF PERIOD SHOWN:
                                          --------------------------------------    -------------------------------------
FUNDING OPTION                            1 YEAR   3 YEARS   5 YEARS    10 YEARS    1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------                            ------   -------   -------    --------    ------   -------   -------   --------
Underlying Fund with Maximum Total
Annual Operating Expenses............      1234     2110      2798        4471       434      1310       2198      4471
Underlying Fund with Minimum Total
Annual Operating Expenses............      1097     1710      2149        3263       297       910       1549      3263

EXAMPLE 3 -- This example assumes that you have elected the most expensive death benefit option, the E.S.P. optional death benefit and the Guaranteed Minimum Withdrawal Benefit II ("GMWB II") (assuming the current 0.50% charge applies).


                                            IF CONTRACT IS SURRENDERED AT THE         IF CONTRACT IS NOT SURRENDERED OR
                                                  END OF PERIOD SHOWN:              ANNUITIZED AT THE END OF PERIOD SHOWN:
                                          --------------------------------------    -------------------------------------
FUNDING OPTION                            1 YEAR   3 YEARS   5 YEARS    10 YEARS    1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------                            ------   -------   -------    --------    ------   -------   -------   --------
Underlying Fund with Maximum Total
Annual Operating Expenses...........      1243     2138       2843        4552       443       1338     2243       4552
Underlying Fund with Minimum Total
Annual Operating Expenses...........      1107     1740       2197        3357       307       940      1597       3357

EXAMPLE 4 -- This example assumes that you have elected the most expensive death benefit option, the E.S.P. optional death benefit and the Guaranteed Minimum Withdrawal Benefit III ("GMWB III") (assuming the current 0.25% charge applies).


                                            IF CONTRACT IS SURRENDERED AT THE         IF CONTRACT IS NOT SURRENDERED OR
                                                  END OF PERIOD SHOWN:              ANNUITIZED AT THE END OF PERIOD SHOWN:
                                          --------------------------------------    -------------------------------------
FUNDING OPTION                            1 YEAR   3 YEARS   5 YEARS    10 YEARS    1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------                            ------   -------   -------    --------    ------   -------   -------   --------
Underlying Fund with Maximum Total
Annual Operating Expenses...........      1219     2067       2730        4349       419       1267     2130       4349
Underlying Fund with Minimum Total
Annual Operating Expenses...........      1082     1666       2075        3120       282       866      1475       3120

EXAMPLE 5 -- This example assumes that you have elected the most expensive death benefit option, the E.S.P. optional death benefit and the Guaranteed Minimum Accumulation Benefit.


                                            IF CONTRACT IS SURRENDERED AT THE         IF CONTRACT IS NOT SURRENDERED OR
                                                  END OF PERIOD SHOWN:              ANNUITIZED AT THE END OF PERIOD SHOWN:
                                          --------------------------------------    -------------------------------------
FUNDING OPTION                            1 YEAR   3 YEARS   5 YEARS    10 YEARS    1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------                            ------   -------   -------    --------    ------   -------   -------   --------
Underlying Fund with Maximum Total
Annual Operating Expenses..........      1243      2138       2843        4552        443      1338      2243      4552
Underlying Fund with Minimum Total
Annual Operating Expenses..........      1107      1740       2197        3357        307      940       1597      3357

                         CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

See Appendices A and B.

                              THE ANNUITY CONTRACT
--------------------------------------------------------------------------------

Travelers Life & Annuity Portfolio Architect Plus Annuity is a contract between the Contract Owner ("you") and the Company. This is the prospectus -- it is not the Contract. The prospectus highlights many contract provisions to focus your attention on the Contract's essential features. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When you receive your Contract, we suggest you read it promptly and carefully. There may be differences in your Contract from the descriptions in this prospectus because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

The Company offers several different annuities that your investment professional may be authorized to offer to you. Each annuity offers different features and benefits that may be appropriate for you. In particular, the annuities differ based on variations in the standard and optional death benefit protection provided for your beneficiaries, the availability of optional living benefits, the ability to access your Contract Value if necessary and the charges that you will be subject to if you make a withdrawal or surrender the annuity. The separate account charges and other charges may be different between each annuity we offer. Optional death benefits and living benefits are subject to a separate charge for the additional protections they offer to you and your beneficiaries. Furthermore, annuities that offer greater flexibility to access you Contract Value generally are subject to higher separate account charges than annuities that deduct charges if you make a withdrawal or surrender.

We encourage you to evaluate the fees, expenses, benefits and features of this annuity against those of other investment products, including other annuity products offered by us and other insurance companies. Before purchasing this or any other investment product you should consider whether the product you purchase is consistent with your risk tolerance, investment objectives, investment time horizon, financial and tax situation, liquidity needs and how you intend to use the annuity.

You make Purchase Payments to us and we credit them to your Contract. We promise to pay you an income, in the form of Annuity Payments, beginning on a future date that you choose, the Maturity Date. The Purchase Payments accumulate tax deferred in the funding options of your choice. We offer multiple Variable Funding Options. We may also offer a Fixed Account option. Where permitted by law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract. The Contract Owner assumes the risk of gain or loss according to the performance of the Variable Funding Options. The Contract Value is the amount of Purchase Payments and any associated Purchase Payment Credits, plus or minus any investment experience on the amounts you allocate to the Separate Account ("Separate Account Contract Value") or interest on the amounts you allocate to the Fixed Account ("Fixed Account Contract Value"). The Contract Value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the Maturity Date the Contract Value will equal or exceed the total Purchase Payments made under the Contract. The date the Contract and its benefits become effective is referred to as the Contract Date. Each 12-month period following the Contract Date is called a Contract Year.

Certain changes and elections must be made in writing to the Company. Where the term "Written Request" is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

On or after May 2, 2005, the Contract is not available for purchase if the proposed owner or Annuitant is age 81 or older.

The ages of the owner and Annuitant determine which death benefits and certain optional features are available to you.

                                                            MAXIMUM AGE BASED ON THE OLDER OF THE OWNER AND
              DEATH BENEFIT/OPTIONAL FEATURE                         ANNUITANT ON THE CONTRACT DATE
      -----------------------------------------------    -------------------------------------------------------
      Standard Death Benefit                                                       80
      Annual Step Up Death Benefit                                                 79
      Roll-Up Death Benefit                                                        75
      Enhanced Stepped-Up Provision (E.S.P)                                        75

Since optional death benefits carry higher charges, you should consider the ages of the owner and Annuitant when electing these benefits, as the additional value provided by the benefit may be significantly reduced or eliminated depending on the ages of the owner and Annuitant at the time of election.

Purchase of this Contract through a tax qualified retirement plan or IRA does not provide any additional tax deferral benefits beyond those provided by the plan or the IRA. Accordingly, if you are purchasing this Contract through a plan or IRA, you should consider purchasing this Contract for its death benefit, annuity option benefits, and other non-tax-related benefits. You should consult with your financial adviser to determine if this Contract is appropriate for you.

CONTRACT OWNER INQUIRIES

Any questions you have about your Contract should be directed to our Home Office at 1-800-842-9368.

PURCHASE PAYMENTS

Your initial Purchase Payment is due and payable before the Contract becomes effective. The initial Purchase Payment must be at least $5,000. You may make additional payments of at least $500 at any time. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death benefit proceeds. Under certain circumstances, we may waive the minimum Purchase Payment requirement. Initial Purchase Payments plus the total of any subsequent Purchase Payments may total more than $1,000,000 only with our prior consent. We may restrict Purchase Payments into the Fixed Account whenever the current credited interest rate for the Fixed Account is equal to the minimum guaranteed rate specified in your Contract.

We will apply the initial Purchase Payment less any applicable premium tax within two business days after we receive it at our Home Office with a properly completed application or order request. If your request or other information accompanying the initial Purchase Payment is incomplete when received, we will hold the Purchase Payment for up to five business days. If we cannot obtain the necessary information within five business days, we will return the Purchase Payment in full, unless you specifically consent for us to keep it until you provide the necessary information.

We will credit subsequent Purchase Payments to a Contract on the same business day we receive it, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

PURCHASE PAYMENT CREDITS

For contracts issued between April 1, 2004 and April 30, 2004, contracts issued between June 1, 2004 and August 31, 2004, and contracts issued between September 20, 2004 and June 30, 2005, for each Purchase Payment you make, we will add a credit to your Contract Value whenever the greater age of the Contract Owner or Annuitant is 80 or less at the time the Purchase Payment is received. This credit will equal 6% of the Purchase Payment.

For contracts issued prior to April 1, 2004, contracts issued between May 1, 2004 and May 31, 2004, contracts issued between September 1, 2004 and September 19, 2004, and contracts issued after June 30, 2005, for each Purchase Payment you make, we will add a credit to your Contract Value whenever the greater age of the Contract Owner or Annuitant is 80 or less at the time the Purchase Payment is received. This credit will equal 4.5% of the Purchase Payment.

We will apply the Purchase Payment Credit to the funding options in the same ratio as the applicable Purchase Payment.

We will deduct the Purchase Payment Credit from any refunds made if:

       (a)    you return your Contract during the right to return period;

       (b) you (or the Annuitant, with no Contingent Annuitant surviving) die during the 12 months following the application of any Purchase Payment Credit; or

       (c) you surrender or terminate your Contract within 12 months after the application of any Purchase Payment Credit.

NOTE: We have applied to the SEC for permission to deduct the credit from refunds made under (b) or (c) for Purchase Payment Credits added to your Contract Value. Until the permission is granted, we will not deduct Purchase Payment Credits in such circumstances. The application for exemptive relief (File No. 812-13042) was filed on July 29, 2003.

If you return your Contract during the right to return period under (a), the amount we return to you will include any investment gains on the credit during the right to return period. However, if you have investment losses on the credit during the right to return period, we will recover the original amount of the credit. When we determine the amount of Purchase Payment Credits to deduct from any refund amount or death benefit under (b) or (c), we will not include a credit's investment gains or losses.

You should know that over time, particularly in a positive market, the costs associated with the Purchase Payment Credits may exceed the sum of the Purchase Payment Credits and related earnings. You should consider this possibility before purchasing the Contract.

Purchase Payment Credits may not be included in your Remaining Benefit Base under GMWB. Please refer to the description of GMWB for more information. Purchase Payment Credits are not included in your Base Calculation Amount under the GMAB. Please refer to the description of GMAB for more information.

ACCUMULATION UNITS

The period between the Contract Date and the Maturity Date is the accumulation period. During the accumulation period, an Accumulation Unit is used to calculate the value of a Contract. Each funding option has a corresponding Accumulation Unit value. The Accumulation Units are valued each business day and their values may increase or decrease from day to day. The daily change in value of an Accumulation Unit each day is based on the investment performance of the corresponding Underlying Fund, and the deduction of separate account charges shown in the Fee Table in this prospectus. The number of Accumulation Units we will credit to your Contract once we receive a Purchase Payment is determined by dividing the amount directed to each funding option by the value of its Accumulation Unit. Normally we calculate the value of an Accumulation Unit for each funding option as of the close of regular trading (generally 4:00 p.m. Eastern time) each day the New York Stock Exchange is open. After the value is calculated, we credit your Contract. During the annuity period (i.e., after the Maturity Date), you are credited with Annuity Units.

THE VARIABLE FUNDING OPTIONS

You choose the Variable Funding Options to which you allocate your Purchase Payments. These Variable Funding Options are Subaccounts of the Separate Account. The Subaccounts invest in the Underlying Funds. You are not investing directly in the Underlying Fund. Each Underlying Fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These Underlying Funds are not publicly traded and are offered only through variable annuity and variable life insurance products. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Underlying Fund, and Contract Owners should not compare the two.

The Underlying Funds offered though this product are selected by the Company based on several criteria, including asset Class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor the Company considers during the initial selection process is whether the Underlying Fund or an affiliate of the Underlying Fund will compensate the Company for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund's investment advisor, or its distributor. Finally, when the Company develops a variable annuity product in cooperation with a fund family or distributor (e.g. a "private label" product), the Company will generally include Underlying Funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from the Company's selection criteria.

Each Underlying Fund is reviewed periodically after having been selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments to an Underlying Fund if the Company determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant contract owner assets.

In addition, if any of the Underlying Funds become unavailable for allocating Purchase Payments, or if we believe that further investment in an Underlying Fund is inappropriate for the purposes of the Contract, we may substitute another funding option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new funding options available.

You will find detailed information about the Underlying Funds and their inherent risks in the current prospectuses for the Underlying Funds. Since each option has varying degrees of risk, please read the prospectuses carefully. There is no assurance that any of the Underlying Funds will meet its investment objectives. Contact your registered representative or call 1-800-842-9406 to request copies of the prospectuses.

ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. As described above, the Company and TDLLC have arrangements with the investment adviser, subadviser, distributor, and/or affiliated companies of most of the Underlying Funds under which the Company and TDLLC receive payments in connection with our provision of administrative, marketing or other support services to the Funds. Proceeds of these payments may be used for any corporate purpose, including payment of expenses that the Company and TDLLC incur in promoting, issuing, distributing and administering the contracts. The Company and its affiliates may profit from these fees.

The payments are generally based on a percentage of the average assets of each Underlying Fund allocated to the Variable Funding Options under the Contract or other contracts offered by the Company. The amount of the fee that an Underlying Fund and its affiliates pay the Company and/or the Company's affiliates is negotiated and varies with each Underlying Fund. Aggregate fees relating to the different Underlying Funds may be as much as 0.65% of the average net assets of an Underlying Fund attributable to the relevant contracts. A portion of these payments may come from revenue derived from the Distribution and/or Service Fees (12b-1 fees) that are paid by an Underlying Fund out its assets as part of its Total Annual Operating Expenses.

The current Underlying Funds are listed below, along with their investment advisers and any subadviser:

               FUNDING                                   INVESTMENT                               INVESTMENT
               OPTION                                    OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------   -----------------------------------------   ------------------------------------
Capital Appreciation Fund                 Seeks growth of capital. The Fund           Travelers Asset Management
                                          normally invests in equity securities       International Company LLC ("TAMIC")
                                          of issuers of any size and in any           Subadviser: Janus Capital Corp.
                                          industry.

High Yield Bond Trust                     Seeks high current income. The Fund         Travelers Asset Management
                                          normally invests in below                   International Company LLC
                                          investment-grade bonds and debt
                                          securities.

Managed Assets Trust                      Seeks high total return. The Fund           Travelers Asset Management
                                          normally invests in equities,               International Company LLC
                                          convertible and fixed-income                Subadviser: Travelers Investment
                                          securities. The Fund's policy is to         Management Company ("TIMCO")
                                          allocate investments among asset
                                          classes.

Money Market Portfolio                    Seeks high current return with              Travelers Asset Management
                                          preservation of capital and liquidity.      International Company LLC
                                          The Fund normally invests in
                                          high-quality short term money market
                                          instruments.

ALLIANCEBERNSTEIN VARIABLE PRODUCT
SERIES FUND, INC.
   AllianceBernstein Large Cap Growth     Seeks growth of capital by pursuing         Alliance Capital Management L.P.
     Portfolio -- Class B+                aggressive investment policies.

AMERICAN FUNDS INSURANCE SERIES
   Global Growth Fund -- Class 2 Shares   Seeks capital appreciation. The Fund        Capital Research and Management Co.
                                          normally invests in common stocks of
                                          companies located around the world.

   Growth Fund -- Class 2 Shares          Seeks capital appreciation. The Fund        Capital Research and Management Co.
                                          normally invests in common stocks of
                                          companies that appear to offer superior
                                          opportunities for growth of capital.

   Growth-Income Fund -- Class 2 Shares   Seeks capital appreciation and income.      Capital Research and Management Co.
                                          The Fund normally invests in common
                                          stocks or other securities that
                                          demonstrate the potential for
                                          appreciation and/or dividends.

DELAWARE VIP TRUST
   Delaware VIP REIT Series --            Seeks to achieve maximum long term          Delaware Management Company
     Standard Class                       total return with capital appreciation
                                          as a secondary objective.  The Fund
                                          normally invests in companies that
                                          manage a portfolio of real estate to
                                          earn profits for shareholders (REITS).

DREYFUS VARIABLE INVESTMENT FUND
   Dreyfus Variable Investment Fund --    Seeks long term capital growth              The Dreyfus Corporation
     Appreciation Portfolio -- Initial    consistent with the preservation of         Subadviser: Fayez Sarofim & Co.
     Shares                               capital. Current income is a secondary
                                          objective. The Fund normally invests in
                                          common stocks of established companies.

   Dreyfus Variable Investment Fund --    Seeks to maximize capital appreciation.     The Dreyfus Corporation
     Developing Leaders Portfolio --      The Fund normally invests in companies
     Initial Shares                       with market capitalizations of less
                                          than $2 billion at the time of purchase.

FAM VARIABLE SERIES FUNDS, INC.
   Mercury Global Allocation V.I.         Seeks high total investment return. The     Merrill Lynch Investment Managers, L.P.
     Fund -- Class III                    Fund normally invests in a portfolio of     d/b/a/ Mercury Advisors
                                          equity, debt and money market securities,
                                          primarily of corporate and
                                          governmental issuers located around
                                          the world.

               FUNDING                                   INVESTMENT                               INVESTMENT
               OPTION                                    OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------   -----------------------------------------   ------------------------------------
   Mercury Value Opportunities V.I.       Seeks long-term growth of capital. The      Merrill Lynch Investment Managers, L.P.
     Fund -- Class III                    Fund normally invests in common stocks      d/b/a Mercury Advisors
                                          of small cap companies and emerging
                                          growth companies believed to have
                                          special investment value.

FRANKLIN TEMPLETON VARIABLE INSURANCE
   PRODUCTS TRUST
   Mutual Shares Securities Fund --       Seeks capital appreciation. Income is a     Franklin Mutual Advisers, LLC
     Class 2 Shares                       secondary objective. The Fund normally
                                          invests in U.S. equity securities, and
                                          substantially in undervalued stocks,
                                          risk arbitrage securities and
                                          distressed companies.

   Templeton Developing Markets           Seeks long-term capital appreciation.       Templeton Asset Management Ltd.
     Securities Fund - Class 2 Shares     The Fund normally invests at least 80%
                                          of its net assets in the emerging
                                          market investments, and invests
                                          primarily to predominantly in equity
                                          securities.

   Templeton Foreign Securities Fund      Seeks long-term capital growth. The         Templeton Investment Counsel, LLC
     -- Class 2 Shares                    Fund normally invests at least 80% of
                                          its net assets in investments of
                                          issuers located outside of the U.S.,
                                          including those in emerging markets.

   Templeton Growth Securities Fund --    Seeks long-term capital growth. The         Templeton Global Advisors Limited
     Class 2 Shares                       Fund normally invests in equity
                                          securities of companies located
                                          anywhere in the world, including the
                                          U.S. and emerging markets.

GREENWICH STREET SERIES FUND
   Equity Index Portfolio -- Class II     Seeks investment results that, before       Travelers Investment Management
     Shares                               expenses, correspond to the price and       Company
                                          yield performance of the S&P 500 Index.
                                          The Fund normally invests in equity
                                          securities, or other investments with
                                          similar economic characteristics that
                                          are included in the S&P 500 Index.

   Salomon Brothers Variable              Seeks capital appreciation. The Fund        Salomon Brothers Asset Management,
     Aggressive Growth Fund -- Class I    normally invests in common stocks of        Inc.
     Shares                               companies that the manager believes are
                                          experiencing or will experience growth
                                          in earnings and/or cash flow that
                                          exceeds the average rate of earnings
                                          growth of the companies that comprise
                                          the S&P 500.

   Salomon Brothers Variable Growth &     Seeks income and long-term capital          Salomon Brothers Asset Management,
     Income Fund -- Class I Shares        growth. The Fund normally invests in        Inc.
                                          equity securities that provide dividend
                                          or interest income and non-income
                                          producing stocks for potential
                                          appreciation in value.

JANUS ASPEN SERIES
   Balanced Portfolio -- Service          Seeks long term capital growth,             Janus Capital Management, LLC
     Shares+                              consistent with preservation of capital
                                          and balanced by current income. The
                                          Fund normally invests in common stocks
                                          selected for their growth potential and
                                          other securities selected for their
                                          income potential.

   Global Life Sciences Portfolio --      Seeks long-term growth of capital. The      Janus Capital Management, LLC
     Service Shares+                      Fund normally invests in securities of
                                          companies with a life science (e.g.
                                          health, personal care, pharmaceuticals)
                                          orientation.

   Global Technology Portfolio --         Seeks long-term growth of capital. The      Janus Capital Management, LLC
     Service Shares                       Fund normally invests in securities of
                                          companies that are expected to benefit
                                          from advances or improvements in
                                          technology.

   Worldwide Growth Portfolio --          Seeks growth of capital in a manner         Janus Capital Management, LLC
     Service Shares+                      consistent with the preservation of
                                          capital. The Fund normally invests in
                                          the common stocks of companies of any
                                          size throughout the world.

               FUNDING                                   INVESTMENT                               INVESTMENT
               OPTION                                    OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------   -----------------------------------------   ------------------------------------
LAZARD RETIREMENT SERIES, INC.
   Lazard Retirement Small Cap            Seeks long-term capital appreciation.       Lazard Asset Management, LLC
     Portfolio                            The Fund normally invests in equity
                                          securities, principally common stocks,
                                          of relatively small U.S. companies that
                                          are believed to be undervalued based on
                                          their earnings, cash flow or asset
                                          values.

LORD ABBETT SERIES FUND, INC.
   Growth and Income Portfolio            Seeks long-term growth of capital and       Lord Abbett & Co.
                                          income without excessive fluctuations
                                          in market value. The Fund primarily
                                          invests in equity securities of large,
                                          seasoned, U.S. and multinational
                                          companies believed to be undervalued.

   Mid-Cap Value Portfolio                Seeks capital appreciation. The Fund        Lord Abbett & Co.
                                          normally invests primarily in equity
                                          securities, which are believed to be
                                          undervalued in the marketplace.

OPPENHEIMER VARIABLE ACCOUNT FUNDS
   Oppenheimer Main Street Fund/VA --     Seeks high total return (which includes     Oppenheimer Funds, Inc.
     Service Shares                       growth in the value of its shares as
                                          well as current income) from equity and
                                          debt securities.
PIMCO VARIABLE INSURANCE TRUST
   Real Return Portfolio --               Seeks maximum real return, consistent       Pacific Investment Management
     Administrative Class                 with preservation of real capital and       Company LLC
                                          prudent investment management.

   Total Return Portfolio --              Seeks maximum total return, consistent      Pacific Investment Management
     Administrative Class                 with preservation of capital and            Company LLC
                                          prudent investment management. The Fund
                                          normally invests in intermediate
                                          maturity fixed income securities.

PUTNAM VARIABLE TRUST
   Putnam VT International Equity         Seeks capital appreciation. The Fund        Putnam Investment Management
     Fund -- Class IB Shares+             invests mainly in common stocks of
                                          companies outside the United States
                                          that Putnam Management believes have
                                          investment potential.

   Putnam VT Small Cap Value Fund --      Seeks capital appreciation. The Fund        Putnam Investment Management
     Class IB Shares                      invests mainly in common stocks of
                                          U.S. companies, with a focus on value
                                          stocks. Value stocks are those that
                                          Putnam Management believes are
                                          currently undervalued by the market.

SALOMON BROTHERS VARIABLE SERIES
   FUNDS INC.
   All Cap Fund -- Class I                Seeks capital appreciation. The Fund        Salomon Brothers Asset Management,
                                          normally invests in common stocks and       Inc.
                                          their equivalents of companies the
                                          manager believes are undervalued in the
                                          marketplace.

   Investors Fund -- Class I              Seeks long term growth of capital.          Salomon Brothers Asset Management,
                                          Secondarily seeks current income. The       Inc.
                                          Fund normally invests in common stocks
                                          of established companies.

   Large Cap Growth Fund -- Class I       Seeks long-term growth of capital. The      Salomon Brothers Asset Management,
                                          Fund normally invests in equity             Inc.
                                          securities of companies with large
                                          market capitalizations.

   Small Cap Growth Fund -- Class I       Seeks long term growth of capital. The      Salomon Brothers Asset Management,
                                          Fund normally invests in equity             Inc.
                                          securities of companies with small
                                          market capitalizations.

               FUNDING                                   INVESTMENT                               INVESTMENT
               OPTION                                    OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------   -----------------------------------------   ------------------------------------
THE TRAVELERS SERIES TRUST
   Convertible Securities Portfolio       Seeks current income and capital            Travelers Asset Management
                                          appreciation. The Fund normally invests     International Company LLC
                                          in convertible securities.

   Disciplined Mid Cap Stock Portfolio    Seeks growth of capital. The Fund           Travelers Asset Management
                                          normally invests in the equity              International Company LLC
                                          securities of companies with mid-size       Subadviser: Travelers Investment
                                          market capitalizations.                     Management Company

   Equity Income Portfolio                Seeks reasonable income by investing        Travelers Asset Management
                                          primarily in income producing equity        International Company LLC
                                          securities. In choosing these
                                          securities, the fund will also consider     Subadviser: Fidelity Management &
                                          the potential for capital appreciation.     Research Company
                                          The fund's goal is to achieve a yield
                                          which exceeds the composite yield on
                                          the securities compromising the S&P 500.

   Federated High Yield Portfolio         Seeks high current income. The Fund         Travelers Asset Management
                                          normally invests in below                   International Company LLC
                                          investment-grade bonds and debt             Subadviser: Federated Investment
                                          securities.                                 Management Company

   Federated Stock Portfolio+             Seeks growth of income and capital. The     Travelers Asset Management
                                          Fund normally invests in equity             International Company LLC
                                          securities of high quality companies.       Subadviser: Federated Equity
                                                                                      Management Company of Pennsylvania

   Large Cap Portfolio                    Seeks long term growth of capital. The      Travelers Asset Management
                                          Fund normally invests in the securities     International Company LLC
                                          of companies with large market              Subadviser: Fidelity Management &
                                          capitalizations.                            Research Company

   Managed Allocation Series:             Seeks long-term growth of capital. The      Travelers Asset Management
     Aggressive Portfolio                 Fund normally invests in other              International Company LLC
                                          investment companies ("Underlying           Subadviser: Deutsche Investment
                                          Funds") that invest primarily in equity     Management Americas Inc.
                                          securities.

   Managed Allocation Series:             Seeks a high level of current income        Travelers Asset Management
     Conservative Portfolio               with some consideration given to growth     International Company LLC
                                          of capital. The Fund normally invests       Subadviser: Deutsche Investment
                                          in other investment companies               Management Americas Inc.
                                          ("Underlying Funds") that invest in
                                          both equity and debt securities.

   Managed Allocation Series:             Seeks a balance between a high level of     Travelers Asset Management
     Moderate Portfolio                   current income and growth of capital,       International Company LLC
                                          with a greater emphasis on growth of        Subadviser: Deutsche Investment
                                          capital. The Fund normally invests in       Management Americas Inc.
                                          other investment companies ("Underlying
                                          Funds") that invest in both equity and
                                          debt securities.

   Managed Allocation Series:             Seeks long-term growth of capital. The      Travelers Asset Management
     Moderate-Aggressive Portfolio        Fund normally invests in other              International Company LLC
                                          investment companies ("Underlying           Subadviser: Deutsche Investment
                                          Funds") that invest in both equity and      Management Americas Inc.
                                          debt securities.

   Managed Allocation Series:             Seeks a balance between a high level of     Travelers Asset Management
     Moderate-Conservative Portfolio      current income and growth of capital,       International Company LLC
                                          with a greater emphasis on income. The      Subadviser: Deutsche Investment
                                          Fund normally invests in other              Management Americas Inc.
                                          investment companies ("Underlying
                                          Funds") that invest in both equity and
                                          debt securities.

   Mercury Large Cap Core Portfolio       Seeks long-term capital growth. The         Travelers Asset Management
                                          Fund normally invests in a diversified      International Company LLC
                                          portfolio of equity securities of large     Subadviser: Merrill Lynch
                                          cap companies.                              Investment Managers, L.P.

   MFS Mid Cap Growth Portfolio           Seeks long term growth of capital. The      Travelers Asset Management
                                          Fund normally invests in equity             International Company LLC
                                          securities of companies with medium         Subadviser: Massachusetts
                                          market capitalization.                      Financial Services

               FUNDING                                   INVESTMENT                               INVESTMENT
               OPTION                                    OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------   -----------------------------------------   ------------------------------------
   MFS Value Portfolio                    Seeks capital appreciation and              Travelers Asset Management
                                          reasonable income. The Fund normally        International Company LLC
                                          invests in income producing equity          Subadviser: Massachusetts
                                          securities of companies believed to be      Financial Services
                                          undervalued in the market.

   Mondrian International Stock           Seeks capital appreciation. The Fund        Travelers Asset Management
     Portfolio                            normally invests in equity securities       International Company LLC
                                          of relatively large non-U.S. companies.     Subadviser: Mondrian Investment
                                                                                      Partners Ltd.

   Pioneer Fund Portfolio                 Seeks reasonable income and capital         Travelers Asset Management
                                          growth. The Fund invests in equity          International Company LLC
                                          securities, primarily of U.S. issuers.      Subadviser: Pioneer Investment
                                                                                      Management, Inc.

   Pioneer Mid Cap Value Portfolio        Seeks capital appreciation. The Fund        Travelers Asset Management
                                          normally invests in the equity              International Company LLC
                                          securities of mid-size companies.           Subadviser: Pioneer Investment
                                                                                      Management, Inc.

   Social Awareness Stock Portfolio       Seeks long term capital appreciation        Smith Barney Fund Management LLC
                                          and retention of net investment income.
                                          The Fund normally invests in equity
                                          securities of large and mid-size
                                          companies that meet certain investment
                                          and social criteria.

   Style Focus Series: Small Cap          Seeks capital appreciation. The Fund        Travelers Asset Management
     Growth Portfolio                     normally invests in common stocks and       International Company LLC
                                          other equity securities of small U.S.       Subadviser: Travelers Investment
                                          companies.                                  Management Company and Janus Capital
                                                                                      Management LLC

   Style Focus Series: Small Cap          Seeks capital appreciation. The Fund        Travelers Asset Management
     Value Portfolio                      normally invests in common stocks and       International Company LLC
                                          other equity securities of small U.S.       Subadviser: Travelers Investment
                                          companies.                                  Management Company and Dreman
                                                                                      Value Management L.L.C.

   Travelers Quality Bond Portfolio       Seeks current income and total return       Travelers Asset Management International
                                          with moderate capital volatility. The       Company LLC
                                          Fund normally invests in investment-
                                          grade bonds and debt securities.

   U.S. Government Securities Portfolio   Seeks current income, total return and      Travelers Asset Management International
                                          high credit quality. The Fund normally      Company LLC
                                          invests in securities issued or
                                          guaranteed by the U.S. Government, its
                                          agencies or instrumentalities.

TRAVELERS SERIES FUND INC.
   AIM Capital Appreciation Portfolio     Seeks capital appreciation. The Fund        Travelers Investment Adviser Inc.
                                          normally invests in common stocks of        Subadviser:  AIM Capital
                                          companies that are likely to benefit        Management Inc.
                                          from new products, services or
                                          processes or have experienced
                                          above-average earnings growth.

   MFS Total Return Portfolio             Seeks above average income consistent       Travelers Investment Adviser Inc.
                                          with the prudent employment of capital.     Subadviser: Massachusetts
                                          Secondarily, seeks growth of capital        Financial Services
                                          and income. The Fund normally invests
                                          in a broad range of equity and
                                          fixed-income securities of both U.S.
                                          and foreign issuers.

   Pioneer Strategic Income Portfolio     Seeks high current income. The Fund         Travelers Investment Adviser Inc.
                                          normally invests in debt securities and     Subadviser: Pioneer Investment
                                          has the flexibility to invest in a          Management, Inc.
                                          broad range of issuers and segments of
                                          the debt securities market.

   SB Adjustable Rate Income              Seeks high current income and to limit      Smith Barney Fund Management LLC
     Portfolio Smith Barney Class         the degree of fluctuation of its net
                                          asset value resulting from movements in
                                          interest rates.

   Strategic Equity Portfolio             Seeks capital appreciation. The Fund        Travelers Investment Adviser Inc.
                                          normally invests in U.S. and foreign        Subadviser: Fidelity Management &
                                          equity securities.                          Research Company

               FUNDING                                   INVESTMENT                               INVESTMENT
               OPTION                                    OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------   -----------------------------------------   ------------------------------------
VAN KAMPEN LIFE INVESTMENT TRUST
   Comstock Portfolio Class II Shares     Seeks capital growth and income. The        Van Kampen Asset Management Inc.
                                          Fund normally invests in common and
                                          preferred stocks, and convertible
                                          securities, of well established
                                          undervalued companies.

   Enterprise Portfolio Class II          Seeks capital appreciation. The Fund        Van Kampen Asset Management Inc.
     Shares+                              normally invests in common stocks of
                                          companies believed to have
                                          above-average potential for capital
                                          appreciation.

VARIABLE INSURANCE PRODUCTS FUND
   Contrafund(R) Portfolio -- Service     Seeks long-term capital appreciation by     Fidelity Management & Research
     Class 2                              investing in common stocks of companies     Company
                                          whose value Fidelity Management &
                                          Research Co. believes is not fully
                                          recognized by the public.

   Dynamic Capital Appreciation           Seeks capital appreciation by investing     Fidelity Management & Research
     Portfolio -- Service Class 2+        in common stocks of domestic and            Company
                                          foreign issuers.

   Mid Cap Portfolio -- Service Class 2   Seeks long-term growth of capital by        Fidelity Management & Research
                                          investing in common stocks of companies     Company
                                          with medium market capitalizations.

--------------
 +     Closed to new investors.

                                  FIXED ACCOUNT
--------------------------------------------------------------------------------

We may offer our Fixed Account as a funding option. Please refer to your Contract and Appendix C for more information.

                             CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

GENERAL

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

       o the ability for you to make withdrawals and surrenders under the Contracts

       o the death benefit paid on the death of the Contract Owner, Annuitant, or first of the joint owners

       o the available funding options and related programs (including dollar-cost averaging, portfolio rebalancing, and systematic withdrawal programs)

       o administration of the annuity options available under the Contracts and

       o      the distribution of various reports to Contract Owners

Costs and expenses we incur include:

       o losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts

       o sales and marketing expenses including commission payments to your sales agent and

       o      other costs of doing business

Risks we assume include:

       o that Annuitants may live longer than estimated when the annuity factors under the Contracts were established

       o that the amount of the death benefit will be greater than the Contract Value and

       o that the costs of providing the services and benefits under the Contracts will exceed the charges deducted

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

We may reduce or eliminate the withdrawal charge, the administrative charges and/or the mortality and expense risk charge under the Contract when certain sales or administration of the Contract result in savings or reduced expenses and/or risks. For certain trusts, we may change the order in which Purchase Payments and earnings are withdrawn in order to determine the withdrawal charge. We will not reduce or eliminate the withdrawal charge or the administrative charge where such reduction or elimination would be unfairly discriminatory to any person.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

WITHDRAWAL CHARGE

We do not deduct a sales charge from Purchase Payments when they are made to the Contract. However, a withdrawal charge will apply if Purchase Payments and any associated Purchase Payment Credits are withdrawn before they have been in the Contract for nine years. We will assess the charge as a percentage of the Purchase Payment and any associated Purchase Payment Credits withdrawn as follows:

             YEARS SINCE PURCHASE PAYMENT MADE            WITHDRAWAL CHARGE
        ---------------------------------------------  ------------------------
         GREATER THAN OR EQUAL TO    BUT LESS THAN
                 0 years                3 years                  8%
                 3 years                4 years                  7%
                 4 years                5 years                  6%
                 5 years                6 years                  5%
                 6 years                7 years                  4%
                 7 years                8 years                  3%
                 8 years                9 years                  2%
                 9 years+                                        0%

For purposes of the withdrawal charge calculation, withdrawals are deemed to be taken first from:

       (a) any Purchase Payment and any associated Purchase Payment Credits to which no withdrawal charge applies, then

       (b) any remaining free withdrawal allowance (as described below) (after being reduced by (a)), then

       (c) any remaining Purchase Payment and any associated Purchase Payment Credits to which a withdrawal charge applies (on a first-in, first-out basis), then

       (d)    any Contract earnings

Unless you instruct us otherwise, we will deduct the withdrawal charge from the amount requested.

We will not deduct a withdrawal charge if Purchase Payments and associated credits are distributed:

       o due to the death of the Contract Owner or the Annuitant (with no Contingent Annuitant surviving) or

       o      under the Managed Distribution Program or

       o under the Nursing Home Confinement provision (as described in Appendix D)

FREE WITHDRAWAL ALLOWANCE

Beginning in the second Contract Year, you may withdraw up to 10% of the Contract Value annually. We calculate the available withdrawal amount as of the end of the previous Contract Year. If you have Purchase

Payments and any associated Purchase Payment Credits that are no longer subject to a withdrawal charge, the maximum you may withdraw without a withdrawal charge is the greater of (a) the free withdrawal allowance, or (b) the total amount of Purchase Payments, and any associated Purchase Payment Credits, no longer subject to a withdrawal charge. Any free withdrawal taken will reduce Purchase Payments and any associated Purchase Payment Credits no longer subject to a withdrawal charge. The free withdrawal provision applies to all withdrawals except those transferred directly to annuity contracts issued by other financial institutions. The free withdrawal allowance is not cumulative from year to year.

Any withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty may be assessed on any withdrawal if the Contract Owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of a withdrawal.

TRANSFER CHARGE

We reserve the right to assess a transfer charge of up to $10.00 on transfers exceeding 12 per year. We will notify you in writing at your last known address at least 31 days before we impose any such transfer charge.

ADMINISTRATIVE CHARGES

There are two administrative charges: the $40 annual contract administrative charge and the administrative expense charge. We will deduct the annual contract administrative charge on the fourth Friday of each August. This charge compensates us for expenses incurred in establishing and maintaining the Contract. We will prorate this charge if you surrender your Contract, or if we terminate your Contract. We will not deduct a contract administrative charge from the Fixed Account or:

       (1)    from the distribution of death proceeds;

       (2)    after an annuity payout has begun; or

       (3) if the Contract Value on the date of assessment equals or is greater than $100,000.

We deduct the administrative expense charge (sometimes called "Subaccount administrative charge") on each business day from amounts allocated to the Variable Funding Options to compensate the Company for certain related administrative and operating expenses. The charge equals, on an annual basis, a maximum of 0.15% of the daily net asset value allocated to each of the Variable Funding Options, and is reflected in our Accumulation and Annuity Unit value calculations.

MORTALITY AND EXPENSE RISK CHARGE

Each business day, we deduct a mortality and expense risk ("M&E") charge from amounts we hold in the Variable Funding Options. We reflect the deduction in our calculation of Accumulation and Annuity Unit values. The charges stated are the maximum for this product. We reserve the right to lower this charge at any time. If you choose the Standard Death Benefit, the M&E charge equals 1.40% annually. If you choose the Annual Step-Up Death Benefit, the M&E charge is 1.55% annually. If you choose the Roll-Up Death Benefit, the M&E charge is 1.75% annually. This charge compensates the Company for risks assumed, benefits provided and expenses incurred, including the payment of commissions to your sales agent.

VARIABLE LIQUIDITY BENEFIT CHARGE

If the Variable Liquidity Benefit is selected, there is a maximum charge of 8% of the amounts withdrawn. This charge is not assessed during the accumulation phase. We will assess the charge as a percentage of the total benefit received as follows:

         YEARS SINCE INITIAL PURCHASE PAYMENT          WITHDRAWAL CHARGE
     ---------------------------------------------  ------------------------
      GREATER THAN OR EQUAL TO    BUT LESS THAN
              0 years                3 years                  8%
              3 years                4 years                  7%
              4 years                5 years                  6%
              5 years                6 years                  5%

          YEARS SINCE INITIAL PURCHASE PAYMENT          WITHDRAWAL CHARGE
      ---------------------------------------------  ------------------------
       GREATER THAN OR EQUAL TO    BUT LESS THAN
               6 years                7 years                  4%
               7 years                8 years                  3%
               8 years                9 years                  2%
               9 years+                                        0%

(Please refer to "Payment Options" for a description of this benefit.)

ENHANCED STEPPED-UP PROVISION CHARGE

If the E.S.P. option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, a maximum of 0.20% of the amounts held in each funding option. The E.S.P. option is available if the owner and Annuitant are both under age 76 on the Contract Date.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT CHARGE

If you elect to add a GMWB rider to your contract, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge depends on which GWMB rider you select. The current charge for each rider is as follows: GMWB I: 0.40%; GMWB II: 0.50%; and GMWB III: 0.25%. Your current charge will not change unless you are able to reset your benefits, at which time we may modify the charge, which will never exceed 1.00%.

GUARANTEED MINIMUM ACCUMULATION BENEFIT CHARGE

If the GMAB option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, a maximum of 0.50% of the amounts held in each funding option.

VARIABLE FUNDING OPTION EXPENSES

We summarized the charges and expenses of the Underlying Funds in the fee table. Please review the prospectus for each Underlying Fund for a more complete description of that fund and its expenses. Underlying Fund expenses are not fixed or guaranteed and are subject to change by the Fund.

PREMIUM TAX

Certain state and local governments charge premium taxes ranging from 0% to 5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your Contract Value either upon death, surrender, annuitization, or at the time you make Purchase Payments to the Contract, but no earlier than when we have a tax liability under state law.

CHANGES IN TAXES BASED UPON PREMIUM OR VALUE

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

                                    TRANSFERS
--------------------------------------------------------------------------------

Subject to the limitations described below, you may transfer all or part of your Contract Value between Variable Funding Options at any time up to 30 days before the Maturity Date. After the Maturity Date, you may make transfers only if allowed by your Contract or with our consent. Transfer requests received at our Home Office that are in good order before the close of the New York Stock Exchange (NYSE) will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the NYSE will be processed based on the value(s) next computed on the next business day.

Where permitted by state law, we reserve the right to restrict transfers from the Variable Funding Options to the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

Currently, there are no charges for transfers; however, we reserve the right to charge a fee for any transfer request which exceeds twelve per year. Since each Underlying Fund may have different overall expenses, a transfer of Contract Values from one Variable Funding Option to another could result in your investment becoming subject to higher or lower expenses. Also, when making transfers, you should consider the inherent risks associated with the Variable Funding Options to which your Contract Value is allocated.

MARKET TIMING/EXCESSIVE TRADING

THE CONTRACT IS INTENDED FOR USE AS A LONG-TERM INVESTMENT VEHICLE AND IS NOT DESIGNED TO SERVE AS A VEHICLE FOR EXCESSIVE TRADING OR MARKET TIMING IN AN ATTEMPT TO TAKE ADVANTAGE OF SHORT-TERM FLUCTUATIONS IN THE STOCK MARKET. EXCESSIVE TRADING IS DISRUPTIVE TO THE MANAGEMENT OF AN UNDERLYING FUND AND INCREASES OVERALL COSTS TO ALL INVESTORS IN THE UNDERLYING FUND. If, in our sole discretion, we determine you are engaging in excessive trading activity, trading activity that we believe is indicative of market timing, or any similar trading activity which will potentially hurt the rights or interests of other Contract Owners, we will exercise our contractual right to restrict your number of transfers to one every six months. We will notify you in writing if we choose to exercise our contractual right to restrict your transfers.

In determining whether we believe you are engaged in excessive trading or market timing activity, we will consider, among other things, the following factors:

              o      the dollar amount you request to transfer;

              o the number of transfers you made within the previous three months;

              o whether your transfers follow a pattern designed to take advantage of short term market fluctuations; and

              o whether your transfers are part of a group of transfers made by a third party on behalf of several individual Contract Owners.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program, or, if applicable, any asset allocation program described in this prospectus are not treated as a transfer when we evaluate trading patterns for market timing or excessive trading.

In addition to the above, we also reserve the right, but do not have the obligation, to further restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Contract Owners. We may, among other things:

              o reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or

              o reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner.

We will notify you in writing before we restrict your right to request transfers through such market timing firm or other third party.

The policy of the Company is to seek to apply its anti-market timing and excessive trading procedures uniformly. These procedures, however, will not prevent all excessive trading and market timing activity from occurring. For example:

       o Some of the Underlying Funds are available as investments for variable insurance contracts offered by other insurance companies. These other insurance companies may have different procedures to prevent excessive trading and market timing activity or may not have any such procedures because of contractual limitations.

       o The Company issues Contracts to qualified retirement plans that request financial transactions with the Company on an omnibus basis on behalf of all plan participants. These plans generally employ a record-keeper to maintain records of participant financial activity. Because the Company does not have the records to monitor the trading activity of the individual participants, the Company may not be able to identify plan participants who may be engaging in excessive trading or market timing activity and/or may not be able to apply its contractual trade restrictions to such participants.

       o There may be other circumstances where the Company does not identify trading activity as market timing or excessive trading or take action to restrict trading activity that does not qualify as excessive trading or market timing activity under our current anti-market timing procedures. For example, Contract Owners may engage in trading activity involving dollar amounts that are less than the threshold that we use for trade surveillance. Or, Contract Owners may request trades in a frequency or pattern that does not qualify as excessive trading or market timing activity under our current anti-market timing procedures.

Excessive trading and market timing activity increases the overall transaction costs of an Underlying Fund, which may serve to decrease the Underlying Fund's performance. Further, excessive trading and market timing activity may disrupt the management of an Underlying Fund because the portfolio's advisor must react to frequent requests to purchase and redeem investments.

FUTURE MODIFICATIONS. We will continue to monitor the transfer activity occurring among the Variable Funding Options, and may modify these transfer restrictions at any time if we deem it necessary to protect the interest of all Contract Owners. These modifications may include curtailing or eliminating, without notice, the ability to use the Internet, facsimile or telephone in making transfers.

DOLLAR COST AVERAGING

Dollar cost averaging or the pre-authorized transfer program (the "DCA Program") allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract. Using this method, you will purchase more Accumulation Units in a funding option if the value per unit is low and will purchase fewer Accumulation Units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

You may elect the DCA Program through Written Request or other method acceptable to us. You must have a minimum total Contract Value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400. There is no additional fee to participate in the DCA Program.

You may establish pre-authorized transfers of Contract Values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the DCA Program.

In addition to the DCA Program, within the Fixed Account, we may credit increased interest rates to Contract Owners under an administrative Special DCA Program established at our discretion, depending on availability and state law. Under this program, the Contract Owner may pre-authorize level transfers to any of the funding options under a 6 Month, 12 Month or 24 Month program. The programs may have different credited interest rates. We must transfer all Purchase Payments and accrued interest on a level basis to the selected funding options in the applicable time period. Under each program, the interest will accrue only on the remaining amounts in the Special DCA Program. For example, under the 12 Month program, the interest rate can accrue up to 12 months on the remaining amounts in the Special DCA Program and we must transfer all Purchase Payments and accrued interest in this program on a level basis to the selected funding options in 12 months.

The pre-authorized transfers will begin after the initial Program Purchase Payment and complete enrollment instructions are received by the Company. If we do not receive complete program enrollment instructions within 15 days of receipt of the initial Program Purchase Payment, the entire balance in the program will be transferred into the Money Market Variable Funding Option.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. If you stop the Special DCA Program and elect to remain in the Fixed Account, we will credit your Contract Value for the remainder of 6 or 12 months with the interest rate for non-program funds.

You may only have one DCA Program or Special DCA Program in place at one time.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options. Transfers made under any DCA Program will not be counted for purposes of restrictions we may impose on the number of transfers permitted under the Contract. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service. If the Fixed Account is not available as a funding option, you may still participate in the DCA Program.

                              ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

Any time before the Maturity Date, you may redeem all or any portion of the Cash Surrender Value, that is, the Contract Value less any withdrawal charge and any premium tax not previously deducted. Unless you submit a Written Request specifying the fixed or Variable Funding Option(s) from which we are to withdraw amounts, we will make the withdrawal on a pro rata basis. We will determine the Cash Surrender Value as of the close of business after we receive your surrender request at our Home Office. The Cash Surrender Value may be more or less than the Purchase Payments you made. You may not make withdrawals during the annuity period.

For amounts allocated to the Variable Funding Options, we may defer payment of any Cash Surrender Value for a period of up to five business days after the Written Request is received. For amounts allocated to the Fixed Account, we may defer payment of any Cash Surrender Value for a period up to six months. In either case, it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

If your Contract is issued as part of a 403(b) plan, there are restrictions on your ability to make withdrawals from your Contract. You may not withdraw contributions or earnings made to your Contract after December 31, 1988 unless you are (a) age 59 1/2, (b) no longer employed, (c) deceased, (d) disabled, or
(e) experiencing a financial hardship. Even if you are experiencing a financial hardship, you may only withdraw contributions, not earnings. You should consult with your tax adviser before making a withdrawal from your Contract.

SYSTEMATIC WITHDRAWALS

Before the Maturity Date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes and withdrawal charge. To elect systematic withdrawals, you must have a Contract Value of at least $15,000 and you must make the election on the form we provide. We will surrender Accumulation Units pro rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days' notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals upon 30 days' written notice to Contract Owners (where allowed by state law).

Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the Contract Owner is under age 59 1/2. There is no additional fee for electing systematic withdrawals. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

MANAGED DISTRIBUTION PROGRAM. Under the systematic withdrawal option, you may choose to participate in the Managed Distribution Program. At no cost to you, you may instruct us to calculate and make minimum distributions that may be required by the IRS upon reaching age 70 1/2. (See Federal Tax Considerations.) These payments will not be subject to the withdrawal charge and will be in lieu of the free withdrawal allowance. No Dollar Cost Averaging will be permitted if you are participating in the Managed Distribution Program.

                              OWNERSHIP PROVISIONS
--------------------------------------------------------------------------------

TYPES OF OWNERSHIP

CONTRACT OWNER

The Contract belongs to the Contract Owner named in the Contract (on the Contract Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for Non-qualified Contracts. You have sole power during the Annuitant's lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

You receive all payments while the Annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the Contract Owner.

If this Contract is purchased by a beneficiary of another contract who directly transferred the death proceeds due under that contract, he/she will be granted the same rights the owner has under the Contract except that he/she cannot transfer ownership or make additional Purchase Payments.

JOINT OWNER. For Non-qualified Contracts only, you may name joint owners (e.g., spouses) in a Written Request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

BENEFICIARY

You name the beneficiary in a Written Request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the Annuitant or the Contract Owner. If more than one beneficiary survives the Annuitant or Contract Owner, they will share equally in benefits unless you recorded different shares with the Company by Written Request before the death of the Annuitant or Contract Owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the Variable Funding Options or the Fixed Account, as most recently elected by the Contract Owner, until the Death Report Date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by Written Request during the lifetime of the Annuitant and while the Contract continues.

ANNUITANT

The Annuitant is designated in the Contract (on the Contract Specifications page), and is the individual on whose life the Maturity Date and the amount of the monthly Annuity Payments depend. You may not change the Annuitant after your Contract is in effect.

CONTINGENT ANNUITANT. You may name one individual as a Contingent Annuitant. A Contingent Annuitant may not be changed, deleted or added to the Contract after the Contract Date. If the Annuitant who is not the owner dies prior to the Maturity Date, and the Contingent Annuitant is still living:

o      the death benefit will not be payable upon the Annuitant's death

o      the Contingent Annuitant becomes the Annuitant

o      all other rights and benefits will continue in effect

When a Contingent Annuitant becomes the Annuitant, the Maturity Date remains the same as previously in effect.

If the Annuitant is also the owner, a death benefit is paid to the beneficiary regardless of whether or not there is a Contingent Annuitant.

                                  DEATH BENEFIT
--------------------------------------------------------------------------------

Before the Maturity Date, generally, a death benefit is payable when either the Annuitant or a Contract Owner dies. At purchase, you elect the Standard Death Benefit, the Step-Up Benefit (also referred to as the "Annual Step-Up") or the Roll-Up Benefit. We calculate the death benefit at the close of the business day on which our Home Office receives (1) Due Proof of Death and (2) written payment instructions or election of spousal contract continuance or beneficiary contract continuance ("Death Report Date").

Three different types of death benefits are available under the Contract prior to the Maturity Date:

       o      Standard Death Benefit

       o      Annual Step-Up Death Benefit

       o      Roll-Up Death Benefit

The Annual Step-Up and Roll-Up Death Benefits may not be available in all jurisdictions. There are age restrictions on certain death benefits (see The Annuity Contract section).

Note: If the owner dies before the Annuitant, the death benefit is recalculated, replacing all references to "Annuitant" with "owner."

DEATH PROCEEDS BEFORE THE MATURITY DATE

STANDARD DEATH BENEFIT: We will pay the beneficiary an amount equal to the greater of (1) or (2) below, each reduced by any applicable premium tax not previously deducted:

       (1)    your Contract Value on the Death Report Date, or

       (2)    your Adjusted Purchase Payment, described below*

ANNUAL STEP-UP DEATH BENEFIT

We will pay the beneficiary an amount equal to the greatest of (1), (2) or (3) below, each reduced by any applicable premium tax not previously deducted:

       (1)    your Contract Value on the Death Report Date,

       (2)    your Adjusted Purchase Payment described below or*

       (3)    the Step-Up Value, if any, as described below

ROLL-UP DEATH BENEFIT

-------------------------------------------------------------------------------------------------------------------------------
If the Annuitant dies before age 80, the death
benefit will be the greatest of:                           o     the Contract Value on the Death Report Date;
                                                           o     your Adjusted Purchase Payment, described
                                                                 below*;
                                                           o     the Step-Up Value, if any, described below, or
                                                           o     the Roll-Up Death Benefit Value, described below

-------------------------------------------------------------------------------------------------------------------------------
If the Annuitant dies on or after age 80, the              o     the Contract Value on the Death Report Date;
death benefit will be the greatest of:                           your Adjusted Purchase Payment, described
                                                           o     below*;
                                                           o     the Step-Up Value, if any, as described below, or
                                                           o     the Roll-Up Death Benefit Value, described below,
                                                                 on the Annuitant's 80th birthday, plus any
                                                                 additional Purchase Payments and minus any partial
                                                                 surrender reductions (as described below) that
                                                                 occur after the Annuitant's 80th birthday

-------------------------------------------------------------------------------------------------------------------------------

* If you have elected a GMWB Rider (Principal Guarantee) your adjusted Purchase Payment will NOT be calculated as described below but will be equal to your aggregate Purchase Payments minus your aggregate withdrawals from the date you purchase the rider.

ADJUSTED PURCHASE PAYMENT. The initial Adjusted Purchase Payment is equal to the initial Purchase Payment. Whenever an additional Purchase Payment is made, the Adjusted Purchase Payment is increased by the amount of the Purchase Payment. Whenever a partial surrender is taken, the Adjusted Purchase Payment is reduced by a Partial Surrender Reduction, described below. Purchase Payment Credits are not considered Purchase Payments for the purposes of this calculation.

STEP-UP VALUE. The Step-Up Value will initially equal the Contract Value on the first Contract Date anniversary less any Purchase Payment Credits applied within the last 12 months. On each subsequent Contract Date anniversary that occurs before the Annuitant's 80th birthday and before the Annuitant's death, if the Contract Value less any Purchase Payment Credits applied within 12 months is greater than the Step-Up Value, the Step-Up Value will be increased to equal the Contract Value less any Purchase Payment Credits applied within the last 12 months. If the Step-Up Value is greater than the Contract Value less any Purchase Payment Credits applied within the last 12 months, the Step-Up Value will remain unchanged. Whenever a Purchase Payment is made, the Step-Up Value will be increased by the amount of the Purchase Payment. Whenever a withdrawal is taken, the Step-Up Value will be reduced by a Partial Surrender Reduction as described below. The only changes made to the Step-Up Value on or after the Annuitant's 80th birthday will be those related to additional Purchase Payments or withdrawals as described below.

ROLL-UP DEATH BENEFIT VALUE. On the Contract Date, the Roll-Up Death Benefit Value is equal to the Purchase Payment. Purchase Payment Credits are not considered Purchase Payments. On each Contract Date anniversary, the Roll-Up Death Benefit Value will be recalculated to equal a) plus b) minus c), increased by 5%, where:

       a) is the Roll-Up Death Benefit Value as of the previous Contract Date anniversary

       b)     is any Purchase Payment made during the previous Contract Year

       c) is any Partial Surrender Reduction (as described below) during the previous Contract Year.

On dates other than the Contract Date anniversary, the Roll-Up Death Benefit Value will equal a) plus b) minus c) where:

       a) is the Roll-Up Death Benefit Value as of the previous Contract Date anniversary

       b) is any Purchase Payment made since the previous Contract Date anniversary

       c) is any Partial Surrender Reduction (as described below) since the previous Contract Date anniversary

The maximum Roll-Up Death Benefit equals 200% of the difference between all Purchase Payments and all partial surrender reductions** (as described below).

** Your Roll-Up Death Benefit will be subjected to the partial surrender reduction below even if you have elected the GMWB Rider (Principal Guarantee).

PARTIAL SURRENDER REDUCTIONS.

ADJUSTED PURCHASE PAYMENT: The Partial Surrender Reduction equals (1) the Adjusted Purchase Payment in effect immediately before the reduction for withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value before the surrender less any Purchase Payment Credits applied within 12 months of the surrender.

For example, assume your current Contract Value is $55,000. If your current Adjusted Purchase Payment is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Adjusted Purchase Payment as follows:

       50,000 x (10,000/55,000) = 9,090

Your new adjusted Purchase Payment would be 50,000-9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current adjusted Purchase Payment is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the adjusted Purchase Payment as follows:

       50,000 x (10,000/30,000) = 16,666

Your new adjusted Purchase Payment would be 50,000-16,666, or $33,334.

STEP-UP AND ROLL-UP VALUE: The Partial Surrender Reduction equals (1) the death benefit value (Standard, Step-Up or Roll-Up Value) in effect immediately before the reduction for withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value before the surrender less any Purchase Payment Credits applied within 12 months of the surrender.

For example, assume your current Contract Value is $55,000. If your current Step-Up Value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Step-Up Value as follows:

       50,000 x (10,000/55,000) = 9,090

Your new Step-Up Value would be 50,000-9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current Step-Up Value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Step-Up Value as follows:

       50,000 x (10,000/30,000) = 16,666

Your new Step-Up Value would be 50,000-16,666, or $33,334.

ENHANCED STEPPED-UP PROVISION ("E.S.P.")

THIS PROVISION IS NOT AVAILABLE TO A CUSTOMER WHEN EITHER THE ANNUITANT OR OWNER IS AGE 76 OR OLDER ON THE RIDER EFFECTIVE DATE.

The rider effective date is the date the rider is attached to and made a part of the Contract. If you have selected the E.S.P., the total death benefit as of the Death Report Date will equal the death benefit described above plus the greater of zero or the following amount:

IF THE ANNUITANT IS YOUNGER THAN AGE 70 ON THE RIDER EFFECTIVE DATE, 40% OF THE LESSER OF: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are both received after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date; or

IF THE ANNUITANT IS BETWEEN THE AGES OF 70 AND 75 ON THE RIDER EFFECTIVE DATE, 25% OF THE LESSER OF: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are received both after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date.

THE INITIAL MODIFIED PURCHASE PAYMENT IS EQUAL TO THE CONTRACT VALUE AS OF THE RIDER EFFECTIVE DATE. Whenever a Purchase Payment is made after the rider effective date, the modified Purchase Payment(s) are increased by the amount of the Purchase Payment. Whenever a partial surrender is taken after the rider effective date, the modified Purchase Payment(s) are reduced by a partial surrender reduction as described below.

THE PARTIAL SURRENDER REDUCTION IS EQUAL TO: (1) the modified Purchase Payment(s) in effect immediately prior to the reduction for the partial surrender, multiplied by (2) the amount of the partial surrender divided by (3) the Contract Value immediately prior to the partial surrender.

For example, assume your current modified Purchase Payment is $50,000 and that your current Contract Value is $55,000. You decide to make a withdrawal of $10,000. We would reduce the modified Purchase Payment as follows:

         50,000 x (10,000/55,000) = 9,090

You new modified Purchase Payment would be $50,000 -- $9,090 = $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current modified Purchase Payment is $50,000 and you decide to make a withdrawal of $10,000, we would reduce the modified Purchase Payment as follows:

         50,000 x (10,000/30,000) = 16,666

Your new modified Purchase Payment would be $50,000 -- $16,666 = $33,334.

PAYMENT OF PROCEEDS

We describe the process of paying death benefit proceeds before the Maturity Date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

                             NON-QUALIFIED CONTRACTS

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                                                                                                                 MANDATORY
    BEFORE THE MATURITY DATE,              THE COMPANY WILL                                                     PAYOUT RULES
      UPON THE DEATH OF THE              PAY THE PROCEEDS TO:       UNLESS. . .                                    APPLY*
----------------------------------------------------------------------------------------------------------------------------------
OWNER (WHO IS NOT THE ANNUITANT)       The beneficiary (ies),       Unless the beneficiary elects to          Yes
(WITH NO JOINT OWNER)                  or if none, to the           continue the Contract rather than
                                       Contract Owner's estate.     receive the distribution.

----------------------------------------------------------------------------------------------------------------------------------
OWNER (WHO IS THE ANNUITANT)           The beneficiary (ies),       Unless the beneficiary elects to          Yes
(WITH NO JOINT OWNER)                  or if none, to the           continue the Contract rather than
                                       Contract Owner's estate.     receive the distribution.

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NON-SPOUSAL JOINT OWNER (WHO IS        The surviving joint                                                    Yes
NOT THE ANNUITANT)                     owner.

----------------------------------------------------------------------------------------------------------------------------------
NON-SPOUSAL JOINT OWNER (WHO IS        The beneficiary (ies),       Unless the beneficiary elects to          Yes
THE ANNUITANT)                         or, if none, to the          continue the Contract rather than
                                       surviving joint owner.       receive a distribution.

----------------------------------------------------------------------------------------------------------------------------------
SPOUSAL JOINT OWNER (WHO IS NOT        The surviving joint          Unless the spouse elects to continue      Yes
THE ANNUITANT)                         owner.                       the Contract.

----------------------------------------------------------------------------------------------------------------------------------
SPOUSAL JOINT OWNER (WHO IS THE        The beneficiary (ies),       Unless the spouse elects to continue      Yes
ANNUITANT)                             or, if none, to the          the Contract.
                                       surviving joint owner.
                                                                    A spouse who is not the beneficiary
                                                                    may decline to receive the proceeds
                                                                    or to continue the Contract and
                                                                    instruct the Company to pay the
                                                                    beneficiary.

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ANNUITANT (WHO IS NOT THE              The beneficiary (ies),       Unless the beneficiary elects to          Yes
CONTRACT OWNER)                        or if none, to the           continue the Contract rather than
                                       Contract Owner.              receive the distribution.

                                                                    But, if there is a Contingent
                                                                    Annuitant, then the Contingent
                                                                    Annuitant becomes the Annuitant and
                                                                    the Contract continues in effect
                                                                    (generally using the original
                                                                    Maturity Date). The proceeds will
                                                                    then be paid upon the death of the
                                                                    Contingent Annuitant or owner.

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                                                                                                                 MANDATORY
    BEFORE THE MATURITY DATE,              THE COMPANY WILL                                                     PAYOUT RULES
      UPON THE DEATH OF THE              PAY THE PROCEEDS TO:       UNLESS. . .                                    APPLY*
----------------------------------------------------------------------------------------------------------------------------------
ANNUITANT (WHO IS THE CONTRACT         See death of "owner who                                                Yes
OWNER)                                 is the Annuitant" above.

----------------------------------------------------------------------------------------------------------------------------------
ANNUITANT (WHERE OWNER IS A            The beneficiary (ies),                                                 Yes (Death of
NON-NATURAL ENTITY/TRUST)              or if none, to the                                                     Annuitant is
                                       owner.                                                                 treated as
                                                                                                              death of the
                                                                                                              owner in these
                                                                                                              circumstances.)

----------------------------------------------------------------------------------------------------------------------------------
CONTINGENT ANNUITANT (ASSUMING         No death proceeds are                                                  N/A
ANNUITANT IS STILL ALIVE)              payable; Contract
                                       continues.

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BENEFICIARY                            No death proceeds are                                                  N/A
                                       payable; Contract
                                       continues.

----------------------------------------------------------------------------------------------------------------------------------
CONTINGENT BENEFICIARY                 No death proceeds are                                                  N/A
                                       payable; Contract
                                       continues.

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                               QUALIFIED CONTRACTS


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 MANDATORY
    BEFORE THE MATURITY DATE,              THE COMPANY WILL                                                     PAYOUT RULES
      UPON THE DEATH OF THE              PAY THE PROCEEDS TO:       UNLESS. . .                                    APPLY*
----------------------------------------------------------------------------------------------------------------------------------
OWNER / ANNUITANT                      The beneficiary (ies),       Unless the beneficiary elects to          Yes
                                       or if none, to the           continue the Contract rather than
                                       Contract Owner's estate.     receive a distribution.

----------------------------------------------------------------------------------------------------------------------------------
BENEFICIARY                            No death proceeds are                                                  N/A
                                       payable; Contract
                                       continues.

----------------------------------------------------------------------------------------------------------------------------------
CONTINGENT BENEFICIARY                 No death proceeds are                                                  N/A
                                       payable; Contract
                                       continues.

----------------------------------------------------------------------------------------------------------------------------------

--------------
 * Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of any owner. Non-spousal beneficiaries (as well as spousal beneficiaries who choose not to assume the Contract) must begin taking distributions based on the beneficiary's life expectancy within one year of death or take a complete distribution of contract proceeds within 5 years of death. Spousal beneficiaries must choose to continue the Contract as allowed under the spousal contract continuance provision described below within one year of death. For Qualified Contracts, if mandatory distributions have already begun at the death of the Annuitant, the 5 year payout option is not available.

SPOUSAL CONTRACT CONTINUANCE (NON-QUALIFIED CONTRACTS ONLY -- DOES NOT APPLY IF A NON-SPOUSE IS A JOINT OWNER)

Within one year of your death, if your spouse is named as an owner and/or beneficiary, and you die before the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. If you were the Annuitant and your spouse elects to continue the Contract, your spouse will be named the Annuitant as of the Death Report Date.

If your spouse elects to continue the Contract as Contract Owner, the death benefit will be calculated as of the Death Report Date. If the Contract Value is less than the calculated death benefit, the Contract Value will be increased to equal the death benefit. This amount is referred to as the adjusted Contract Value. Any difference between the Contract Value and the adjusted Contract Value will be allocated to the funding options in the same proportion as the allocations of the Contract prior to the Death Report Date.

Any premium paid before the Death Report Date is no longer subject to a withdrawal charge if your spouse elects to continue the Contract. Purchase Payments and any associated credits made to the Contract after the Death Report Date will be subject to the withdrawal charge. All other contract fees and charges applicable to the original Contract will also apply to the continued Contract. All other benefits and features of your Contract will be based on your spouse's age on the Death Report Date as if your spouse had purchased the Contract with the adjusted Contract Value on the Death Report Date. This spousal contract continuance is available only once for each Contract.

BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES)

If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the Death Report Date, (more than $1,000,000 is subject to Home Office approval), your beneficiary(ies) may elect to continue his/her portion of the Contract subject to applicable Internal Revenue Code distribution requirements, rather than receive the death benefit in a lump sum. If the beneficiary chooses to continue the Contract, the beneficiary can extend the payout phase of the Contract enabling the beneficiary to "stretch" the death benefit distributions out over his life expectancy as permitted by the Internal Revenue Code.

If your beneficiary elects to continue the Contract, the death benefit will be calculated as of the Death Report Date. The initial Contract Value of the continued Contract (the "adjusted Contract Value") will equal the greater of the Contract Value or the death benefit calculated on the Death Report Date and will be allocated to the funding options in the same proportion as prior to the Death Report Date. If the adjusted Contract Value is allocated to the Variable Funding Options, the beneficiary bears the investment risk.

The beneficiary who continues the Contract will be granted the same rights as the owner under the original Contract, except the beneficiary cannot:

       o      transfer ownership

       o      take a loan

       o      make additional Purchase Payments

The beneficiary may also name his/her own beneficiary ("succeeding beneficiary") and has the right to take withdrawals at any time after the Death Report Date without a withdrawal charge. The E.S.P. option is not available to a beneficiary continuing the Contract under this provision. All other fees and charges applicable to the original Contract will also apply to the continued Contract; the E.S.P. charge no longer applies. All benefits and features of the continued Contract will be based on the beneficiary's age on the Death Report Date as if the beneficiary had purchased the Contract with the adjusted Contract Value on the Death Report Date.

PLANNED DEATH BENEFIT

You may request that rather than receive a lump-sum death benefit, the beneficiary(ies) receive all or a portion of the death benefit proceeds either:

       o as a variable or fixed annuity for life or a period that does not exceed the beneficiary's life expectancy, or

       o under the terms of the Beneficiary Continuance provision described above. If the Beneficiary Continuance provision is selected as a planned death benefit, no surrenders will be allowed other than payments meant to satisfy minimum distribution amounts or systematic withdrawal amounts, if greater.

You must make the planned death benefit request as well as any revocation of this request in writing. Upon your death, your beneficiary(ies) cannot revoke or modify this request. If the death benefit at the time we receive Due Proof of Death is less than $2,000, we will only pay a lump sum to the beneficiary. If periodic payments due under the planned death benefit election are less than $100, we reserve the right to make Annuity Payments at less frequent intervals, resulting in a payment of at least $100 per year. If no beneficiary is alive when death benefits become payable, we will pay the death benefit as provided in your Contract.

DEATH PROCEEDS AFTER THE MATURITY DATE

If any Contract Owner or the Annuitant dies on or after the Maturity Date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity or income option then in effect.

                                 LIVING BENEFITS
--------------------------------------------------------------------------------

GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("GMWB" OR "PRINCIPAL GUARANTEE")

For an additional charge, you may elect an optional rider for your contract that provides a Guaranteed Minimum Withdrawal Benefit, or "GMWB". A GMWB rider is designed to protect your investment from poor market performance, as long as you do not withdraw more than a certain amount from your contract each year.

AVAILABILITY AND ELIGIBILITY We offer different GMWB riders so that you can choose the level of benefits and costs that makes the most sense for you. This prospectus offers three different GMWB riders, and the availability of each depends on when you purchase your Contract and your state of residence. The three GMWB riders described in this prospectus are called "GMWB I", "GMWB II", and "GMWB III". The availability of each rider is shown below.

                              AVAILABLE GMWB RIDERS

----------------------------------------------------------------------------------------------------------------------------

NAME OF RIDER:                         GMWB I                         GMWB II                         GMWB III

----------------------------------------------------------------------------------------------------------------------------
ALSO CALLED:                          Principal                       Principal                       Principal
                                      Guarantee                       Guarantee                    Guarantee Value

----------------------------------------------------------------------------------------------------------------------------

AVAILABILITY:               Not available for purchase       Available on or after March      Available on or after March
                            on or after March 21, 2005,        21, 2005 if approved in          21, 2005 if approved in
                              unless  GMWB II is not                  your state                       your state
                              approved in your state
----------------------------------------------------------------------------------------------------------------------------

You may elect a GMWB rider only at the time of your initial purchase of the Contract. You may not elect a GMWB rider if you have also elected the GMAB rider offered under this Contract. You may not elect a GMWB rider if you have a loan outstanding, and you may not take out a loan once you have elected a GMWB rider.

REMAINING BENEFIT BASE ("RBB") For all GMWB riders, the amount of your investment that is guaranteed is called the "remaining benefit base" or "RBB." Your initial RBB is equal to your initial Purchase Payment if you elect GMWB when you purchase your contract. Your initial RBB does not include Purchase Payment Credits. The RBB is not a lump sum guarantee, rather, it is the amount that we guarantee to return to you through a series of payments that annually do not exceed a percentage of your RBB.

ANNUAL WITHDRAWAL BENEFIT ("AWB") The annual percentage of your RBB that is available for withdrawal is called the "annual withdrawal benefit" or "AWB". Each year you may take withdrawals that do not exceed your AWB until your RBB is depleted. Each year you may take your AWB monthly, annually, or on any payment schedule you request. You may take withdrawals in any dollar amount up to your AWB without affecting your guarantee. If you choose to receive only a part of, or none of, your AWB in any given year, your AWB in any subsequent year will not be increased. In that case you are choosing to deplete your RBB over a longer period of time.

The AWB is a percentage of your RBB and depends on which GMWB rider you select. Your initial AWB is calculated as a percentage of the RBB immediately before your first withdrawal:

----------------------------------------------------------------------------------------------------------------------------
                                                                           GMWB I             GMWB II          GMWB III
----------------------------------------------------------------------------------------------------------------------------
If you make your first withdrawal BEFORE the 3rd anniversary after        5% of RBB          5% of RBB        5% of RBB
you purchase GMWB:
----------------------------------------------------------------------------------------------------------------------------
If you make your first withdrawal AFTER the 3rd anniversary after        10% of RBB         10% of RBB        5% of RBB
you purchase GMWB:
----------------------------------------------------------------------------------------------------------------------------

ADDITIONAL PREMIUM Currently, additional Purchase Payments serve to increase your RBB and AWB. After each Purchase Payment your new RBB equals your RBB immediately prior to the Purchase Payment plus the dollar amount of the Purchase Payment, not including any Purchase Payment Credits. Your new AWB is equal to the AWB immediately prior to the Purchase Payment, plus a percentage of the Purchase Payment. We use the same percentage as that used to calculate your original AWB as shown above.

We reserve the right not to include additional Purchase Payments into the calculation of the RBB or AWB.

WITHDRAWALS When you make a withdrawal, your AWB remains the same as long as the sum of all of your withdrawals since the most recent anniversary of your purchase or reset of GMWB (or "GMWB Anniversary"), including the current withdrawal, does not exceed your AWB immediately prior to the current withdrawal. In such case your RBB is decreased to equal the RBB immediately prior to the withdrawal, less the dollar amount of the current withdrawal.

However, if you make a withdrawal so that the total of all your withdrawals since your GMWB anniversary, including the current withdrawal, exceeds your AWB immediately prior to the current withdrawal, we will recalculate both your RBB and AWB. The recalculation depends on which GMWB rider you select:

IF YOU SELECT GMWB II OR GMWB III:

       o To recalculate your RBB, we reduce your RBB by the greater of the dollar amount of your withdrawal, or a "partial withdrawal reduction". The partial withdrawal reduction is equal to 1) the RBB in effect immediately prior to the current withdrawal, multiplied by 2) the amount of the current withdrawal divided by
              3) the Contract Value immediately prior to the current withdrawal, minus any Purchase Payment Credits applied within 12 months of the withdrawal.

       o To recalculate your AWB, we reduce your AWB by a partial withdrawal reduction, which is equal to 1) the AWB in effect immediately prior to the current withdrawal, multiplied by 2) the RBB immediately after the withdrawal divided by 3) the RBB immediately prior to the current withdrawal.

IF YOU PURCHASED GMWB I:

       o To recalculate your RBB, we reduce your RBB by a "partial withdrawal reduction". The partial withdrawal reduction is equal to 1) the RBB in effect immediately prior to the current withdrawal, multiplied by 2) the amount of the current withdrawal divided by 3) the Contract Value immediately prior to the current withdrawal, minus any Purchase Payment Credits applied within 12 months of the withdrawal.

       o To recalculate your AWB, we reduce your AWB by a partial withdrawal reduction, which is equal to 1) the AWB in effect immediately prior to the current withdrawal, multiplied by 2) the RBB immediately after the withdrawal divided by 3) the RBB immediately prior to the current withdrawal.

We will waive any surrender charge on amounts that you withdraw up to your AWB, or on amounts up to the amount withdrawn under our Managed Distribution Program, even if such annual amount withdrawn is greater than your free withdrawal allowance.

WITHDRAWAL EXAMPLES The following examples are intended to illustrate the effect of withdrawals on your RBB and AWB, depending on which GMWB rider you select. Assume your initial RBB is $100,000, your age is less than 70, and you take a withdrawal of $10,000 after your first GMWB Anniversary:

                   WITHDRAWAL EXAMPLE FOR GMWB II AND GMWB III

--------------------------------------------------------------------------------------------------------------------------------
                                 ASSUMES 15% GAIN ON INVESTMENT                        ASSUMES 15% LOSS ON INVESTMENT
--------------------------------------------------------------------------------------------------------------------------------
                      CONTRACT                                                CONTRACT
                       VALUE              RBB                 AWB (5%)         VALUE             RBB               AWB (5%)
--------------------------------------------------------------------------------------------------------------------------------
VALUES AS OF
--------------------------------------------------------------------------------------------------------------------------------
INITIAL GMWB
PURCHASE              $106,000          $100,000              $5,000          $106,000         $100,000             $5,000
--------------------------------------------------------------------------------------------------------------------------------
IMMEDIATELY PRIOR     $121,900          $100,000              $5,000          $90,100          $100,000             $5,000
TO WITHDRAWAL
--------------------------------------------------------------------------------------------------------------------------------
PARTIAL WITHDRAWAL       N/A            (100,000           (5,000 X (1-         N/A            (100,000             (5,000 X(1-
REDUCTION                          X 10,000/121,900)=    90,000/100,000)=                 X 10,000/90,100)=       88,901/100,000)=
                                         8,203                  500                            $11,099               $555
--------------------------------------------------------------------------------------------------------------------------------
GREATER OF PWR OR                       $10,000                                                $11,099
THE DOLLAR AMOUNT
OF THE WITHDRAWAL                    (10,000>8,203)                                        (11,099>10,000)
--------------------------------------------------------------------------------------------------------------------------------
CHANGE IN VALUE
DUE TO WITHDRAWAL
(PARTIAL SURRENDER
REDUCTION)             $10,000          $10,000                $500           $10,000          $11,099               $555
--------------------------------------------------------------------------------------------------------------------------------
VALUE IMMEDIATELY
AFTER WITHDRAWAL      $111,900          $90,000               $4,500          $80,100          $88,901              $4,445
--------------------------------------------------------------------------------------------------------------------------------

                          WITHDRAWAL EXAMPLE FOR GMWB I

--------------------------------------------------------------------------------------------------------------------------------
                                 ASSUMES 15% GAIN ON INVESTMENT                        ASSUMES 15% LOSS ON INVESTMENT
--------------------------------------------------------------------------------------------------------------------------------
                      CONTRACT                                                CONTRACT
                       VALUE              RBB                 AWB (5%)         VALUE             RBB               AWB (5%)
--------------------------------------------------------------------------------------------------------------------------------
VALUES AS OF
--------------------------------------------------------------------------------------------------------------------------------
INITIAL GMWB
PURCHASE              $106,000          $100,000              $5,000          $106,000         $100,000             $5,000
--------------------------------------------------------------------------------------------------------------------------------
IMMEDIATELY PRIOR
TO WITHDRAWAL         $121,900          $100,000              $5,000          $90,100          $100,000             $5,000
--------------------------------------------------------------------------------------------------------------------------------
IMMEDIATELY AFTER     $111,900           91,797               $4,590          $80,100          $88,901              $4,445
WITHDRAWAL
                                  [100,000 - (100,000    [5,000 - (5,000 X               [100,000 - (100,000       [5,000 X
                                   X 10,000/121,900)]    91,797/100,000)]                 X 10,000/90,100)]    (88,901/100,000)]
--------------------------------------------------------------------------------------------------------------------------------
CHANGE IN VALUE
DUE TO WITHDRAWAL
(PARTIAL SURRENDER
REDUCTION)             $10,000           $8,203                $410           $10,000          $11,099               $555
--------------------------------------------------------------------------------------------------------------------------------

TAX-QUALIFIED DISTRIBUTION PROGRAMS (GMWB II AND GMWB III ONLY) If you select GMWB II or GMWB III, subject to certain limitations and restrictions, your AWB will not incur a recalculation as a result of distributions taken under certain eligible Tax-Qualified Distribution Programs ("Tax-Qualified Distribution Programs"). Instead, such distributions will reduce the RBB by the amount of the withdrawal, and will not affect the AWB.

For purposes of GMWB II and GMWB III, the following Tax-Qualified Distribution Programs are eligible. Only certain types of distribution methods are eligible as described below. Please consult with your tax adviser to make sure you are eligible:

       o Distributions intended to satisfy the required minimum distribution rules under Internal Revenue Code ("Code") Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, to:

                     o      a qualified retirement plan (Code Section 401),

                     o      a tax-sheltered annuity (Code Section 403(b)),

                     o      an individual retirement account (Code Sections
                            408(a)),

                     o      an individual retirement annuity (Code Section
                            408(b)), or

                     o      a qualified deferred compensation plan (Code Section
                            457).

              Required minimum distribution must be calculated using the Uniform Life Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-2) and/or the Joint and Last Survivor Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-3), and for distributions where the employee (owner) dies before the entire interest is distributed as described in Code Section 401(a)(9)(B)(iii) calculated using the Single Life Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-1), as appropriate (each table as in effect as of January 1, 2004).

       o Distributions intended to satisfy the exception under Code Section 72(s)(2) to the required minimum distribution rules which apply after the death of the holder of a nonqualified annuity contract provided under Code Section 72(s)(1) for certain amounts payable over the life of a designated beneficiary;

       o Distributions intended to satisfy the exception under Code Section 72(t)(2)(A)(iv) from the 10% additional tax on early distributions from qualified retirement plans imposed by Code Section 72(t)(1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and his designated beneficiary, provided, however, the amount of the substantially equal periodic payments must be calculated under the required minimum distribution method set forth in the Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by Revenue Ruling 2002-62, 2002-42 I.R.B. 710 (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a Tax-Qualified Distribution Program); or

       o Distributions intended to satisfy the exception under Code Section 72(q)(2)(D) from the 10% additional tax on early distributions from nonqualified annuity contracts imposed by Code Section 72(q)(1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the Beneficiary or the joint lives (or joint life expectancies) of such Beneficiary and his designated beneficiary, provided, however, the amount of the substantially equal periodic payment must be calculated under the required minimum distribution method set forth in Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by Internal Revenue Bulletin 2004 -9, Notice 2004-15, page 526. (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a Tax-Qualified Distribution Program).

You are subject to the following limitations if you if you are taking distributions under a Tax-Qualified Distribution Program:

       o YOU MUST ENROLL IN OUR MANAGED DISTRIBUTION PROGRAM. If you do not enroll or if you cancel your enrollment, you can continue to make withdrawals under your GMWB rider, however your RBB and AWB may be subject to a recalculation. Under our Managed Distribution Program, you select a frequency of payments. You may change the frequency of your payments only once every two years after your GMWB Anniversary, and you may only make the change during the 30-day period after your GMWB Anniversary. At the time you purchase GMWB, your initial frequency of payment must be annual if you did not take distributions pursuant to your Tax-Qualified Distribution Program at your previous financial institution, unless you turn age 70 1/2 before the first GMWB anniversary.

              You are advised to take your required distributions prior to purchasing GMWB in order to have the choice of taking your distributions on a monthly, quarterly, semi-annual or annual basis. If you do not take your distribution before purchasing GMWB, you will be limited to taking annual distributions for the first two contract years after which time you can choose an alternate mode of distribution.

       o ANY WITHDRAWALS OUTSIDE OF THE PROGRAM MAY DECREASE YOUR BENEFIT. All withdrawals under your Contract must be made pursuant to the Tax-Qualified Distribution Program during any 12-month period after an anniversary of your purchase of GMWB (a "GMWB Year"). If during any GMWB Year you take any additional withdrawals that are not made pursuant to the Program, you can continue to make withdrawals under your GMWB rider, however for the remainder of the GMWB Year your RBB and

              AWB may be subject to a partial withdrawal reduction. To avoid any partial withdrawal reduction, all withdrawals under your Contract must be made pursuant to your Tax-Qualified Distribution Program.

RESET (GMWB I AND GMWB II ONLY) If you select GMWB I or GMWB II, you may choose to reset your RBB at any time on or after the 5th anniversary of your GMWB purchase. Your new RBB is reset to equal your current Contract Value, minus any Purchase Payment Credits received 12 months before the date you reset. You may reset your RBB again every 5 years after the most recent reset. Once you become eligible to reset your RBB, we reserve the right to allow resets only on the anniversary of your GMWB purchase.

Each time you reset your RBB, your new AWB will equal a percentage of your new RBB. The percentage used is the same percentage used to calculate your AWB before the reset.

If you are age 95 and are taking withdrawals under a Tax-Qualified Distribution Program, you may not reset if you purchased GMWB II.

Depending on your Contract Value and the current fee for GMWB, it may not be beneficial to reset your RBB. Generally, it may be beneficial to reset your RBB if your Contract Value exceeds your RBB. However, the current charge in effect at the time of the reset will apply which may be higher than the current charge. Further, if you reset your RBB, your new AWB may be higher or lower than your current AWB. In addition, the length of time over which you can expect to receive your RBB will be reset.

INVESTMENT RESTRICTIONS (GMWB II AND GMWB III ONLY)

We reserve the right to restrict allocations to a Variable Funding Option or limit the percentage of Contract value that may be allocated to a Variable Funding Option at any time. If we do so we would provide you with asset allocation requirements, and we reserve the right to require periodic rebalancing of Contract value allocated to Variable Funding Options according to specified percentages. We will provide no less than 30 days advanced written notice if we exercise our right to restrict or limit allocations to a Variable Funding Option and/or require periodic rebalancing between Variable Funding Options. Our ability to restrict allocations to a Variable Funding Option may be different depending on your state.

If we restrict allocations to a Variable Funding Option, as of the effective date of the restriction, we will no longer allow additional Purchase Payments to be applied, or transfers of Contract value to be allocated into the restricted Variable Funding Option. Any Contract value previously allocated to a restricted Variable Funding Option will not be subject to the restriction. If we impose a limit on the percentage of Contract value allocated to a Variable Funding Option, as of the effective date of the restriction, we will impose the limit on all subsequent allocations.

GMWB CHARGE The charge for your GMWB rider is different depending on which version of GMWB you choose. For all GMWB riders, the charge is deducted daily from amounts held in each Variable Funding Option. The current charge for each rider, on an annual basis, is shown below. Your current charge will not change unless you reset your benefits, at which time we may modify the charge. In such case the charge will never exceed 1.00%.

  ------------------------------------------------------------------------------
                             GMWB I          GMWB II          GMWB III
  ------------------------------------------------------------------------------
  Current Annual              0.40%           0.50%            0.25%
  Charge
  ------------------------------------------------------------------------------
  Maximum Annual Charge       1.00%           1.00%             N/A
  After a Reset
  ------------------------------------------------------------------------------

MAXIMUM RBB Although we have no current plans to do so, in the future we may impose a maximum RBB. If we do, we would stop including additional Purchase Payments into the calculation of your RBB. If we impose a maximum RBB for Purchase Payments or reset, the maximum RBB will never be less than the cumulative Purchase Payments to which we have previously consented.

Currently you must obtain our consent to purchase any RBB over $1 million. Purchase Payments under $1 million are not subject to a maximum RBB.

TERMINATION Once you purchase GMWB I, you cannot cancel it. If you select GMWB II or GMWB III, you may terminate your rider at any time after the 5th anniversary of your purchase of GMWB. Once you terminate a

GMWB III rider, you cannot re-elect it. You must request your termination in writing. All GMWB riders terminate automatically when you reach the maturity date of your Contract, if your Contract is assigned, or if the rider is exchanged for a similar rider offered by us.

OTHER INFORMATION ABOUT GMWB If your Contract Value reaches zero, and you have purchased this benefit, the following will occur:

       o The AWB will continue to be paid to you until the RBB is depleted, not more frequently than monthly. Upon your death, your beneficiary will receive these payments. No other death benefit or optional benefit, if any, will be paid.

       o The total annual payment amount will equal the AWB and will never exceed your RBB, and

       o We will no longer accept subsequent Purchase Payments into the Contract.

If a spouse or beneficiary continues this Contract upon your death, and you had elected GMWB, all terms and conditions of this benefit would apply to the new owner.

Please refer to the Death Benefit section for information on how GMWB may impact your death benefit.

COMPARISON OF IMPORTANT DIFFERENCES BETWEEN GMWB I, II, AND III

The following chart may help you decide which version of GMWB is best for you.

  ------------------------------------------------------------------------------------------------------------------------
                                        GMWB I                         GMWB II                        GMWB III
  ------------------------------------------------------------------------------------------------------------------------
  AWB                        5% of RBB if first withdrawal  5% of RBB if first withdrawal            5% of RBB
                                before 3rd anniversary          before 3rd anniversary
                            10% of RBB if first withdrawal       10% of RBB if first
                                 after 3rd anniversary           withdrawal after 3rd
                                                                     anniversary
  ------------------------------------------------------------------------------------------------------------------------
  ANNUAL CHARGE                          0.40%                          0.50%                          0.25%
  ------------------------------------------------------------------------------------------------------------------------
  RESET                                   Yes                            Yes                             No
  ------------------------------------------------------------------------------------------------------------------------
  CAN I CANCEL MY GMWB?                   No                      Yes, after the 5th             Yes, after the 5th
                                                             anniversary of GMWB purchase   anniversary of GMWB purchase
  ------------------------------------------------------------------------------------------------------------------------
  INVESTMENT RESTRICTIONS                 No                             Yes                            Yes
  ------------------------------------------------------------------------------------------------------------------------
  WAIVER OF RECALCULATION                 No                             Yes                            Yes
  OF AWB FOR DISTRIBUTIONS
  FROM TAX-QUALIFIED PLANS
  ------------------------------------------------------------------------------------------------------------------------

GUARANTEED MINIMUM ACCUMULATION BENEFIT ("GMAB")

We offer a Guaranteed Minimum Accumulation Benefit rider ("GMAB Rider") for an additional charge. The GMAB Rider guarantees that your Contract Value will not be less than a minimum amount at the end of a specified number of years. If your Contract Value is less than the minimum guaranteed amount on the Rider Maturity Date, we will apply additional amounts to increase your Contract Value so that it is equal to the guaranteed amount. If you elect the GMAB Rider, we require that you allocate your Contract Value according to certain limitations and restrictions, and agree to periodic rebalancing of your Contract Value.

Currently, the GMAB Rider may only be elected at the time that you purchase your Contract. We may make the GMAB Rider available to Contracts after their effective date at a later date subject to certain additional terms and restrictions. You may not elect the GMAB Rider if you have also elected the GMWB Rider offered under the Contract.

BENEFIT DESCRIPTION & KEY TERMS

If you elect the GMAB Rider, we guarantee that if your Contract Value is less than your Benefit Base (defined below) on the Rider Maturity Date (defined below), we will apply additional amounts to your Contract to increase your Contract Value so that it is equal to the Benefit Base. Any additional amounts that we apply to your Contract to increase the Contract Value to equal the Benefit Base will be allocated to the money market Subaccount on the Rider Maturity Date. Any such additional amounts will be treated as earnings under your Contract, and will not be subject to a withdrawal charge once they are applied to your Contract.

If your Contract Value is equal to or greater than the Benefit Base on the Rider Maturity Date, the GMAB Rider will terminate and no additional amounts will be applied to your Contract.

BENEFIT BASE: The Benefit Base is equal to the Base Calculation Amount on the Rider Maturity Date and represents the minimum Contract Value that we guarantee on such date. We do not guarantee the Benefit Base on any day other than the Rider Maturity Date. The Benefit Base will not be available for withdrawal nor will it be used to calculate any benefits under the Contract prior to the Rider Maturity Date. The Benefit Base can never be less than zero.

BASE CALCULATION AMOUNT: We calculate the Base Calculation Amount to determine the Benefit Base. On the Rider Effective Date, the Base Calculation Amount is equal to your initial Purchase Payment. The Base Calculation Amount will not include any credits we applied to your Purchase Payment. Aggregate Purchase Payments over $1 million are subject to our consent, including our consent to limit the Base Calculation Amount applicable to your GMAB Rider. We may impose a maximum Base Calculation Amount (and thereby, a maximum Benefit Base) in the future for Contract Owners who elect the GMAB Rider, but the maximum Base Calculation Amount will never be less than the Base Calculation Amount to which we have previously consented. We reserve the right to restrict increases in your maximum Base Calculation Amount based on subsequent Purchase Payments if such Purchase Payments would cause you Base Calculation Amount to be greater than our maximum Base Calculation Amount. We will not limit or impose a maximum Base Calculation Amount if your aggregate Purchase Payments are under $1 million. If you purchase more than one contract issued by the Company in the same calendar year and elect the GMAB Rider on each contract, the $1,000,000 Benefit Base maximum may be applied to the aggregate Benefit Base for all contracts. State variations may apply.

The Base Calculation Amount will not be used to calculate any benefits under the Contract, other than the GMAB Rider Liquidity Option described below. The Base Calculation Amount can never be less than zero. The Base Calculation Amount may change between the Rider Effective Date and Rider Maturity Date if you make additional Purchase Payments or request withdrawals from your Contract.

       o If you make an additional Purchase Payment(s) within 12 months after the Rider Effective Date, we will increase the Base Calculation Amount by the amount of the Purchase Payment. The Base Calculation Amount will not include any credits we applied to any additional Purchase Payments you make. If you make an additional Purchase Payment(s) more than 12 months after the Rider Effective Date, we will not increase the Base Calculation Amount; however your Contract Value will increase, reflecting the amount of the Purchase Payment. You should consider this prior to making an additional Purchase Payment more than 12 months after the Rider Effective Date.

       o If you request a partial withdrawal, we will decrease the Base Calculation Amount in effect as of the date of the request by the actual dollar amount of the withdrawal or the Partial Withdrawal Reduction amount, whichever is greater. The Partial Withdrawal Reduction amount is equal to the Base Calculation Amount in effect immediately prior to the reduction for the partial withdrawal multiplied by the actual amount of the partial withdrawal divided by the Contract Value immediately prior to the partial withdrawal, minus Purchase Payment Credits received within 12 months prior to the partial withdrawal, if any. When determining the impact of a partial withdrawal on the Base Calculation Amount, the actual amount of the partial withdrawal will include any contingent deferred sales charges and taxes that were deducted at the time of the partial withdrawal.

RIDER MATURITY DATE: The Rider Maturity Date is the anniversary of the Rider Effective Date that corresponds to the number of years you elect as the Rider Period (described below).

RIDER PERIOD: The Rider Period is the number of years you select between the Rider Effective Date and the Rider Maturity Date. Currently, we only offer a Rider Period of ten (10) years. We may offer Rider Periods of lesser or greater duration available in the future, subject to additional terms, conditions and limitations.

EXAMPLES OF BENEFIT BASE/BASE CALCULATION AMOUNT

Below are examples of how we determine the Benefit Base and Base Calculation Amount, as well as examples showing the impact of subsequent Purchase Payments and partial withdrawals. For purposes of each example below, assume that you elect the GMAB Rider on the effective date of your Contract and that your initial Purchase Payment is $100,000.

The example below illustrates the impact of the guarantee provided under the GMAB Rider assuming that your Contract Value increases or decreases during the Rider Period.

                                              EXAMPLES OF GMAB RIDER ON THE RIDER MATURITY DATE
                     ---------------------------------------------------------------------------------------------------------
                                  INCREASING CONTRACT VALUE                            DECLINING CONTRACT VALUE
                     ---------------------------------------------------------------------------------------------------------
                                       BASE CALCULATION                                    BASE CALCULATION
                      CONTRACT VALUE        AMOUNT       BENEFIT BASE    CONTRACT VALUE         AMOUNT         BENEFIT BASE
------------------------------------------------------------------------------------------------------------------------------
VALUE AS OF GMAB
RIDER EFFECTIVE
DATE                     $104,500          $100,000      Not Applicable      $104,500          $100,000       Not Applicable
------------------------------------------------------------------------------------------------------------------------------
VALUE AS OF RIDER
MATURITY DATE            $120,175          $100,000         $100,000         $88,825           $100,000          $100,000
------------------------------------------------------------------------------------------------------------------------------
AMOUNT APPLIED TO
CONTRACT VALUE DUE
TO GMAB RIDER                               $0(1)                                             $11,175(2)
------------------------------------------------------------------------------------------------------------------------------

(1) If your Contract Value on the GMAB Rider Maturity Date is equal to or greater than the Benefit Base, we will not apply any additional amounts to your Contract Value. Your GMAB Rider will terminate and we will no longer deduct the annual charge for the rider.

(2) If your Contract Value on the GMAB Rider Maturity Date is less than the Benefit Base, we will apply additional amounts to your Contract Value so that it is equal to the Benefit Base. The additional amount will be added to the money market Subaccount.

The example below illustrates the impact of making an additional $10,000 Purchase Payment while the GMAB Rider is in effect, specifically the different manner in which we will treat Purchase Payments for purpose of determining the Base Calculation Amount based on when the Purchase Payment is made.

                                     EXAMPLES OF ADDITIONAL PURCHASE PAYMENTS - IMPACT ON BASE CALCULATION AMOUNT
                     ---------------------------------------------------------------------------------------------------------
                        ADDITIONAL PURCHASE PAYMENT WITHIN 12 MONTHS         ADDITIONAL PURCHASE PAYMENT AFTER 12 MONTHS
                     ---------------------------------------------------------------------------------------------------------
                                           PURCHASE     BASE CALCULATION                       PURCHASE      BASE CALCULATION
                      CONTRACT VALUE       PAYMENT           AMOUNT        CONTRACT VALUE      PAYMENT            AMOUNT
------------------------------------------------------------------------------------------------------------------------------
VALUE AS OF GMAB
RIDER EFFECTIVE
DATE                     $104,500          $100,000         $100,000         $104,500          $100,000          $100,000
------------------------------------------------------------------------------------------------------------------------------
VALUE BEFORE
ADDITIONAL
PURCHASE PAYMENT         $120,000       Not Applicable      $100,000         $120,000       Not Applicable       $100,000
------------------------------------------------------------------------------------------------------------------------------
VALUE AFTER
ADDITIONAL
PURCHASE PAYMENT         $130,450          $10,000          $110,000         $130,450          $10,000           $100,000
------------------------------------------------------------------------------------------------------------------------------

The example below illustrates the impact of making a $10,000 partial withdrawal at least 12 months after the Rider Effective Date while the GMAB Rider is in effect, specifically the difference in the manner in which a partial withdrawal affects your Base Calculation Amount in an increasing market versus a decreasing market. The example assumes that the partial withdrawal does not qualify under the GMAB Rider Liquidity Option described below.

                                               EXAMPLES OF PARTIAL WITHDRAWALS - IMPACT ON BASE CALCULATION AMOUNT
                             --------------------------------------------------------------------------------------------------
                                                            ASSUMING INCREASING CONTRACT VALUE
                             --------------------------------------------------------------------------------------------------
                              CONTRACT      BASE CALCULATION    PARTIAL WITHDRAWAL    PARTIAL SURRENDER    REDUCTION TO BASE
                               VALUE             AMOUNT               AMOUNT             REDUCTION         CALCULATION AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
VALUE AS OF GMAB RIDER
EFFECTIVE DATE                $104,500          $100,000          Not Applicable        Not Applicable       Not Applicable
-------------------------------------------------------------------------------------------------------------------------------
VALUE IMMEDIATELY PRIOR TO
PARTIAL WITHDRAWAL            $120,175          $100,000          Not Applicable        Not Applicable       Not Applicable
-------------------------------------------------------------------------------------------------------------------------------
VALUE IMMEDIATELY                                                                         [100,000 x
FOLLOWING PARTIAL                                                                      10,000/120,175]
WITHDRAWAL                    $110,175          $90,000               $10,000               $8,321               $10,000
-------------------------------------------------------------------------------------------------------------------------------
                                                             ASSUMING DECLINING CONTRACT VALUE
                             --------------------------------------------------------------------------------------------------
                              CONTRACT      BASE CALCULATION    PARTIAL WITHDRAWAL    PARTIAL SURRENDER    REDUCTION TO BASE
                               VALUE             AMOUNT               AMOUNT             REDUCTION         CALCULATION AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
VALUE AS OF GMAB RIDER
EFFECTIVE DATE                $104,500          $100,000          Not Applicable        Not Applicable       Not Applicable
-------------------------------------------------------------------------------------------------------------------------------
VALUE IMMEDIATELY PRIOR TO
PARTIAL WITHDRAWAL             $88,825          $100,000          Not Applicable        Not Applicable       Not Applicable
-------------------------------------------------------------------------------------------------------------------------------
VALUE IMMEDIATELY                                                                         [100,000 x
FOLLOWING PARTIAL                                                                       10,000/88,825]
WITHDRAWAL                     $78,825          $88,742               $10,000              $11,258               $11,258
-------------------------------------------------------------------------------------------------------------------------------

INVESTMENT LIMITATIONS/RESTRICTIONS/REBALANCING

If you elect the GMAB Rider, your Contract will be subject to additional limitations and restrictions on your right to allocate Contract Value among the Subaccounts, your right to request transfers between Subaccounts and your right to allocate Purchase Payments to Subaccounts.

We classify each Subaccount as Class A or Class B based on our assessment of the relative risk and volatility of the Underlying Fund in which the Subaccount invests. Subaccounts that we classify as "Class A" will generally invest in Underlying Funds that invest primarily in equity securities, or securities that we believe will approximate the relative volatility and relative risk of equity securities. Subaccounts that we classify as "Class B" will generally invest in Underlying Funds that invest primarily in debt securities or cash. A Subaccount that invests in an Underlying Fund that invests in a combination of equity securities and debt securities will be classified as either Class A or Class B. We have sole discretion to determine whether a Subaccount is classified as Class A or Class B. We reserve the right to change the classification of a Subaccount from Class A to Class B or from Class B to Class A. Any change in Subaccount classification will apply to Contract Owners who elect the GMAB Rider after the effective date of the change in classification, as well as existing Contract Owner who have the GMAB Rider in force as of the effective date of the change in classification.

You will be required to establish a personal allocation profile at the time that you elect the GMAB Rider specifying the Subaccounts and the allocation percentages for each Subaccount in which you intend to allocate your initial Purchase Payment and any credits that we apply to your initial Purchase Payment. Your personal allocation profile will remain in effect for any additional Purchase Payments you make until you elect to change it. Your personal allocation profile may include any combination of Class A and Class B Subaccounts so long as the overall allocation does not violate the limitations and restrictions described below.

You may only allocate up to 80% of your initial Purchase Payment and any credits that we apply to your initial Purchase Payment to Subaccounts that we classify as Class A. You must allocate 20% or more of your initial Purchase Payment and any credits that we apply to your initial Purchase Payment to Subaccounts that we classify as Class B.

Any time that you request a transfer of Contract Value between Subaccounts or make an additional Purchase Payment, you must comply with the following limitations or restrictions:

       o You may allocate your Contract Value in one or more of the Class A Subaccounts that you choose; however, you may only allocate up to 80% of your Contract Value to Subaccounts that we classify as Class A.

       o You may allocate your Contract Value in one or more of the Class B Subaccounts that you choose; however, you must allocate 20% or more of your Contract Value to Subaccounts that we classify as Class B.

       o If you make an additional Purchase Payment, you can only allocate up to 80% of Purchase Payment to Subaccounts that we classify as Class A.

       o If you make an additional Purchase Payment, you must allocate 20% or more of the Purchase Payments to Subaccounts that we classify as Class B.

Any request to transfer Contract Value or allocate subsequent Purchase Payments that would violate these limitations and restrictions will be rejected. You will be required to submit a new request that complies with the applicable limitation or restriction. We will not be responsible for any financial impact caused by delays in processing your transaction if your request is rejected because it does not comply with an applicable limitation or restriction.

REBALANCING: On a quarterly basis, we will rebalance your Contract Value according to the current personal allocation profile that you chose for Class A and Class B Subaccounts. Unless you instruct us otherwise, we will rebalance your Contract Value in each Class A and Class B Subaccount, respectively, according to the relative proportions indicated in your personal allocation profile.

Below is a list of the Subaccounts that are currently offered under the Contract with the applicable classification.

                                                                                            CLASS B SUBACCOUNTS/
                     CLASS A SUBACCOUNTS/UNDERLYING FUNDS                                     UNDERLYING FUNDS
----------------------------------------------------------------------------------  --------------------------------------------
Capital Appreciation Fund                  PUTNAM VARIABLE TRUST                    High Yield Bond Trust
Managed Assets Trust                          Putnam VT Small Cap Value Fund --     Money Market Portfolio
AMERICAN FUNDS INSURANCE SERIES                 Class IB Shares                     PIMCO VARIABLE INSURANCE TRUST
   Global Growth Fund -- Class 2 Shares    SALOMON BROTHERS VARIABLE SERIES            Real Return Portfolio -- Administrative
   Growth Fund -- Class 2 Shares              FUNDS INC.                                 Class
   Growth-Income Fund -- Class 2 Shares       All Cap Fund -- Class I                  Total Return Portfolio -- Administrative
DELAWARE VIP TRUST                            Investors Fund -- Class I                  Class
   Delaware VIP REIT Series -- Standard       Large Cap Growth Fund -- Class I      THE TRAVELERS SERIES TRUST
     Class                                    Small Cap Growth Fund -- Class I         Federated High Yield Portfolio
DREYFUS VARIABLE INVESTMENT FUND           THE TRAVELERS SERIES TRUST                  Travelers Quality Bond Portfolio
   Dreyfus Variable Investment Fund --        Convertible Securities Portfolio         U.S. Government Securities Portfolio
     Appreciation Portfolio -- Initial        Disciplined Mid Cap Stock Portfolio   TRAVELERS SERIES FUND INC.
     Shares                                   Equity Income Portfolio                  Pioneer Strategic Income Portfolio
   Dreyfus Variable Investment Fund --        Large Cap Portfolio                      SB Adjustable Rate Income Portfolio
     Developing Leaders Portfolio --          Managed Allocation Series: Aggressive      Smith Barney Class
     Initial Shares                             Portfolio
FAM VARIABLE SERIES FUNDS, INC.               Managed Allocation Series:
   Mercury Global Allocation V.I. Fund --       Conservative Portfolio
     Class III                                Managed Allocation Series: Moderate
   Mercury Value Opportunities V.I.             Portfolio
     Fund -- Class III                        Managed Allocation Series: Moderate-
FRANKLIN TEMPLETON VARIABLE INSURANCE          Aggressive Portfolio
   PRODUCTS TRUST                             Managed Allocation Series: Moderate
   Mutual Shares Securities Fund --             - Conservative Portfolio
     Class 2 Shares                           Mercury Large Cap Core Portfolio
   Templeton Developing Markets               MFS Mid Cap Growth Portfolio
     Securities Fund -- Class 2 Shares        MFS Value Portfolio
   Templeton Foreign Securities Fund --       Mondrian International Stock Portfolio
     Class 2 Shares                           Pioneer Fund Portfolio
   Templeton Growth Securities Fund --        Pioneer Mid Cap Value Portfolio
     Class 2 Shares                           Social Awareness Stock Portfolio
GREENWICH STREET SERIES FUND                  Style Focus Series: Small Cap Growth
   Equity Index Portfolio -- Class II Shares    Portfolio
   Salomon Brothers Variable Aggressive       Style Focus Series: Small Cap Value
     Growth Fund -- Class I Shares              Portfolio
   Salomon Brothers Variable Growth &      TRAVELERS SERIES FUND INC.
     Income Fund -- Class I Shares            AIM Capital Appreciation Portfolio
JANUS ASPEN SERIES                            MFS Total Return Portfolio
   Global Technology Portfolio -- Service     Strategic Equity Portfolio
     Shares                                VAN KAMPEN LIFE INVESTMENT TRUST
LAZARD RETIREMENT SERIES, INC.                Comstock Portfolio Class II
   Lazard Retirement Small Cap                  Shares
     Portfolio                             VARIABLE INSURANCE PRODUCTS FUND
LORD ABBETT SERIES FUND, INC.                 Contrafund(R) Portfolio -- Service Class 2
   Growth and Income Portfolio                Mid Cap Portfolio -- Service Class 2
   Mid-Cap Value Portfolio
OPPENHEIMER VARIABLE ACCOUNT FUNDS
   Oppenheimer Main Street Fund/VA --
     Service Shares


GMAB RIDER LIQUIDITY OPTION

During the 90-day period prior to the 5th anniversary of the Rider Effective Date, you may request a partial withdrawal of up to 15% of the Base Calculation Amount immediately prior to the request. Under this option, we will reduce the Base Calculation Amount by the dollar amount of the withdrawal so long as the withdrawal does not exceed the amount available for withdrawal under this provision. If you request a partial withdrawal greater than 15% of the Base Calculation Amount, we will reduce the Base Calculation Amount by the dollar amount of the withdrawal for amounts withdrawn up to the 15% limit and, for the excess amount, we will reduce the Base Calculation Amount as described above under the sub-section "Base Calculation Amount." Any partial withdrawal you make under this provision will be made free of contingent deferred sales charges that would otherwise apply under the terms of your Contract. Additionally, any withdrawals taken under this feature will reduce your Free Withdrawal Allowance under the Contract.

This feature can only be exercised once before the Rider Maturity Date and must occur during the 90-day period prior to the 5th anniversary of the Rider Effective Date. We reserve the right to require you to exercise your rights under this provision on the anniversary of your Rider Effective Date. You must notify us in a form acceptable to us that you are exercising your rights under this GMAB Rider Liquidity Option.

CANCELLATION OF THE GMAB RIDER

You may elect to cancel the GMAB Rider at any time after the 5th anniversary of the GMAB Rider Effective Date. Upon cancellation, we will no longer deduct the annual charge for the GMAB Rider. Upon cancellation of the GMAB Rider, all rights and benefits under the GMAB Rider will cease. Upon cancellation, we will no longer apply any of the investment limitations and restrictions described above.

GMAB RIDER EXCHANGE OPTION -- If, during the 90-day period following the 5th anniversary of the Rider Effective Date, your Contract Value is greater than the Base Calculation Amount, you may elect to cancel the GMAB Rider and simultaneously elect either a new GMAB Rider or a GMWB Rider. You will be required to meet any eligibility requirements that apply to each rider at the time you make the election.

         EXCHANGE FOR NEW GMAB RIDER: If you elect to cancel the GMAB Rider and elect the GMAB Rider that we make available under this Rider Exchange Option, the Rider Effective Date for your new GMAB Rider will be the date we receive your request in good order. Your new GMAB Rider will be subject to a new Rider Maturity Date. The Benefit Base of your prior GMAB Rider will not apply to the new GMAB Rider. Your Contract Value as of the date you elect to exchange your GMAB Rider will be used to determine your initial Base Calculation Amount for the new rider. The new GMAB Rider will be subject to a new charge that may be higher or lower than the charge you paid for your original GMAB Rider. The GMAB Rider that we make available under this Rider Exchange Option will always feature a ten year Rider Period and may include other Rider Period durations.

         EXCHANGE FOR GMWB RIDER: If you elect to cancel the GMAB Rider and elect the GMWB Rider that we make available under this Rider Exchange Option, the Rider Effective Date for your GMWB Rider will be the date we receive your request. The GMWB Rider that we make available under this Rider Exchange Option will feature a 10% minimum annual withdrawal amount. The GMWB Rider will be subject to the charge then in effect for a GMWB Rider that is offered under this Rider Exchange Option.

TERMINATION

The GMAB Rider will terminate on the earliest to occur of: (1) the Rider Maturity Date; (2) the date you elect to begin receiving Annuity Payments under the Contract; (3) the date you fully surrender your Contract; (4) the date you elect to cancel the GMAB Rider (including assignments); (5) the date we receive Due Proof of Death if the surviving spouse or beneficiary does not elect to continue the Contract (if allowed); or (6) the date the GMAB Rider is cancelled and replaced with a new GMAB Rider or GMWB Rider under the Rider Exchange Option.

The annual charge for the GMAB Rider will no longer be deducted and all guarantees will cease when the rider is terminated. Further, any investment limitations and restrictions will no longer apply after the GMAB Rider is terminated. If the GMAB Rider is terminated before the Rider Maturity Date, the Benefit Base will not be paid.

CHARGE FOR GMAB

If you elect the GMAB Rider, we will deduct an additional charge on a daily basis that is equal to an annual charge of 0.50% from your Contract Value invested in the Subaccounts. The charge will be applied and will not change from the Rider Effective Date until the Rider Maturity Date unless the rider is cancelled or terminates prior to such date. If you elect to terminate the GMAB Rider prior to the Rider Maturity Date, the charge will no longer be deducted. If you elect to exchange this GMAB Rider and elect a new GMAB Rider under the Rider Exchange Option (described above), the current charge in effect for the GMAB rider will be applied, which may be higher or lower than the charge you paid for this rider.

ADDITIONAL CONSIDERATIONS

o Your Contract cannot have any outstanding loans if you elect the GMAB Rider. Further, you may not request a loan from your Contract if you have previously elected the GMAB Rider.

o If you die while the GMAB Rider is in effect, and your surviving spouse or Beneficiary elects to continue the Contract under the spousal contract continuance or beneficiary contract continuance provision, then the GMAB Rider will remain in effect and will continue until the Rider Maturity Date.

o Any DCA Program that is in effect while the GMAB Rider is in effect must meet the investment limitations and restrictions of the GMAB Rider, as described above. In addition, you may not request a DCA Program that makes transfers from Class B Subaccounts to Class A Subaccounts.

o If you are expecting to request withdrawals from your Contract, including withdrawals intended to satisfy required minimum distribution requirements, the impact of such withdrawals on the guarantees provided under the GMAB Rider will make the rider less valuable.

                               THE ANNUITY PERIOD
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MATURITY DATE

Under the Contract, you can receive regular income payments ("Annuity Payments"). You can choose the month and the year in which those payments begin ("Maturity Date"). You can also choose among income payouts (annuity options) or elect a lump sum distribution. While the Annuitant is alive, you can change your selection any time up to the Maturity Date. Annuity Payments will begin on the Maturity Date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity Payments are a series of periodic payments (a) for life; (b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor, or (d) for a fixed period. We may require proof that the Annuitant is alive before we make Annuity Payments. Not all options may be available in all states.

You may choose to annuitize at any time after the first Contract Date anniversary. Unless you elect otherwise, the Maturity Date will be the Annuitant's 90th birthday for nonqualified contracts and the Annuitant's 70th birthday for qualified contracts or ten years after the effective date of the Contract, if later.

At least 30 days before the original Maturity Date, you may elect to extend the Maturity Date to any time prior to the Annuitant's 90th birthday or to a later date with our consent. You may use certain annuity options taken at the Maturity Date to meet the minimum required distribution requirements of federal tax law, or you may use a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the Contract Owner, or with certain Qualified Contracts upon either the later of the Contract Owner's attainment of age 70 1/2 or year of retirement; or the death of the Contract Owner. You should seek independent tax advice regarding the election of minimum required distributions.

ALLOCATION OF ANNUITY

You may elect to receive your Annuity Payments in the form of a variable annuity, a fixed annuity, or a combination of both. If, at the time Annuity Payments begin, you have not made an election, we will apply your Cash Surrender Value to provide an annuity funded by the same funding options as you have selected during the accumulation period. At least 30 days before the Maturity Date, you may transfer the Contract Value among the funding options in order to change the basis on which we will determine Annuity Payments. (See "Transfers.")

VARIABLE ANNUITY

You may choose an annuity payout that fluctuates depending on the investment experience of the Variable Funding Options. We determine the number of Annuity Units credited to the Contract by dividing the first monthly Annuity Payment attributable to each Variable Funding Option by the corresponding Accumulation Unit value as of 14 days before the date Annuity Payments begin. We use an Annuity Unit to measure the dollar value of an Annuity Payment. The number of Annuity Units (but not their value) remains fixed during the annuity period.

DETERMINATION OF FIRST ANNUITY PAYMENT. Your Contract contains the tables we use to determine your first monthly Annuity Payment. If you elect a variable annuity, the amount we apply to it will be the Cash Surrender Value as of 14 days before the date Annuity Payments begin, less any applicable premium taxes not previously deducted.

The amount of your first monthly payment depends on the annuity option you elected and the Annuitant's adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly Annuity Payment by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of Contract Value you apply to that annuity option. The contract tables factor in an assumed daily net investment factor of 3.0%. We call this your net investment rate. Your net investment rate of 3% corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your Variable Funding Options is less than 3%, then the dollar amount of your variable Annuity Payments will decrease. However, if the annualized investment performance, after expenses, of your Variable Funding Options is greater than 3%, then the dollar amount of your variable Annuity Payments will increase.

DETERMINATION OF SECOND AND SUBSEQUENT ANNUITY PAYMENTS. The dollar amount of all subsequent Annuity Payments changes from month to month based on the investment experience, as described above, of the applicable funding options. The total amount of each Annuity Payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of Annuity Units we credited to each funding option by the corresponding Annuity Unit value as of the date 14 days before the date the payment is due.

FIXED ANNUITY

You may choose a fixed annuity that provides payments that do not vary during the annuity period. We will calculate the dollar amount of the first fixed Annuity Payment as described under "Variable Annuity," except that the amount we apply to begin the annuity will be your Cash Surrender Value as of the date Annuity Payments begin. Payout rates will not be lower than that shown in the Contract. If it would produce a larger payment, the first fixed Annuity Payment will be determined using the Life Annuity Tables in effect on the Maturity Date.

                                 PAYMENT OPTIONS
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ELECTION OF OPTIONS

While the Annuitant is alive, you can change your annuity option selection any time up to the Maturity Date. Once Annuity Payments have begun, no further elections are allowed.

During the Annuitant's lifetime, if you do not elect otherwise before the Maturity Date, we will pay you (or another designated payee) the first of a series of monthly Annuity Payments based on the life of the Annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain Qualified Contracts, Annuity Option 4 (Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract.

The minimum amount that can be placed under an annuity option will be $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the Contract Value in a lump-sum.

On the Maturity Date, we will pay the amount due under the Contract in accordance with the payment option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the Annuitant must be made by the Contract Owner.

ANNUITY OPTIONS

Subject to the conditions described in "Election of Options" above, we may pay all or any part of the Cash Surrender Value under one or more of the following annuity options. Payments under the annuity options are generally made on a monthly basis. We may offer additional options.

Option 1 -- Life Annuity -- No Refund. The Company will make Annuity Payments during the lifetime of the Annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

Option 2 -- Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly Annuity Payments during the lifetime of the Annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, we will continue making payments to the beneficiary during the remainder of the period.

Option 3 -- Joint and Last Survivor Life Annuity -- No Refund. The Company will make regular Annuity Payments during the lifetime of the Annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

Option 4 -- Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee. The Company will make Annuity Payments during the lifetimes of the Annuitant and a second person. You will designate one as primary payee, and the other will be designated as secondary payee. On the death of the secondary payee, the Company will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue to make Annuity Payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

Option 5 -- Payments for a Fixed Period without Life Contingency. We will make periodic payments for the period selected.

VARIABLE LIQUIDITY BENEFIT

This benefit is only offered with the "Payments for a Fixed Period without Life Contingency" variable annuity option.

At any time after annuitization and before death, the Contract Owner may surrender and receive a payment equal to (A) minus (B), where (A) equals the present value of remaining certain payments, and (B) equals a withdrawal charge not to exceed the maximum withdrawal charge rate shown on the specifications page of the Contract multiplied by (A). The interest rate used to calculate the present value is a rate 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments. The remaining period certain payments are assumed to be level payments equal to the most recent period certain payment prior to the request for this liquidity benefit. A withdrawal charge is not imposed if the surrender is made after the expiration of the withdrawal charge period shown on the specifications page of the Contract.

                        MISCELLANEOUS CONTRACT PROVISIONS
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RIGHT TO RETURN

You may return the Contract for a full refund of the Contract Value plus any contract charges and premium taxes you paid (but not any fees and charges the Underlying Fund assessed) minus any Purchase Payment Credits within ten days after you receive it (the "right to return period"). You bear the investment risk of investing in the

Variable Funding Options during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, or longer if your state law permits, we will refund your Purchase Payment minus any Purchase Payment Credits in full; during the remainder of the right to return period, we will refund the Contract Value (including charges) minus any Purchase Payment Credits.

During the right to return period, you will not bear any contract fees associated with the Purchase Payment Credits. If you exercise your right to return, you will be in the same position as if you had exercised the right to return in a variable annuity contract with no Purchase Payment Credit. You would, however, receive any gains, and we would bear any losses attributable to the Purchase Payment Credits.

We will determine the Contract Value following the close of the business day on which we receive your Contract and a Written Request for a refund. Where state law requires a different period, or the return of Purchase Payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

TERMINATION

We reserve the right to terminate the Contract on any business day if your Contract Value as of that date is less than $2,000 and you have not made Purchase Payments for at least two years, unless otherwise specified by state law. Termination will not occur until 31 days after we have mailed notice of termination to your last known address and to any assignee of record. If we terminate the Contract, we will pay you the Cash Surrender Value (less any Purchase Payment Credits applied within 12 months of termination) less any applicable taxes.

REQUIRED REPORTS

As often as required by law, but at least once in each Contract Year before the due date of the first Annuity Payment, we will furnish a report showing the number of Accumulation Units credited to the Contract and the corresponding Accumulation Unit value(s) as of the report date for each funding option to which the Contract Owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

SUSPENSION OF PAYMENTS

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange ("the Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists, as determined by the SEC, so that the sale of securities held in the Separate Account may not reasonably occur, or so that the Company may not reasonably determine the value the Separate Account's net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. At any time, payments from the Fixed Account may be delayed up to 6 months.

                              THE SEPARATE ACCOUNTS
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The Travelers Insurance Company and The Travelers Life and Annuity Company each sponsor Separate Accounts: Separate Account Eleven and Separate Account Twelve, respectively. Both Separate Account Eleven and Separate Account Twelve were established on November 14, 2002 and are registered with the SEC as unit investment trusts (Separate Account) under the Investment Company Act of 1940, as amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the Variable Funding Options.

We hold the assets of Separate Account Eleven and Separate Account Twelve for the exclusive and separate benefit of the owners of each Separate Account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. Obligations under the Contract are obligations of the Company.

All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company Separate Accounts to fund variable annuity and variable life insurance contracts.

Certain variable annuity Separate Accounts and variable life insurance Separate Accounts may invest in the funding options simultaneously (called "mixed" and "shared" funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the Variable Funding Options do not currently foresee any such disadvantages either to variable annuity Contract Owners or variable life policy owners, each Underlying Fund's Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity Separate Accounts, the variable annuity Contract Owners would not bear any of the related expenses, but variable annuity Contract Owners and variable life insurance policy owners would no longer have the economies of scale resulting from a larger combined fund.

PERFORMANCE INFORMATION

In advertisements for the Contract, we may include performance figures to show you how a Variable Funding Option has performed in the past. These figures are rates of return or yield quotations shown as a percent. These figures show past performance of a Variable Funding Option and are not an indication of how a Variable Funding Option will perform in the future.

Our advertisements may show performance figures assuming that you do not elect any optional features such as the E.S.P., GMAB or GMWB. However, if you elect any of these optional features, they involve additional charges that will serve to decrease the performance of your Variable Funding Options. You may wish to speak with your registered representative to obtain performance information specific to the optional features you may wish to select.

Performance figures for each Variable Funding Option are based in part on the performance of a corresponding Underlying Fund. In some cases, the Underlying Fund may have existed before the technical inception of the corresponding Variable Funding Option. In those cases, we can create "hypothetical historical performance" of a Variable Funding Option. These figures show the performance that the Variable Funding Option would have achieved had it been available during the entire history of the Underlying Fund.

In a low interest rate environment, yields for money market Subaccounts, after deduction of the Mortality and Expense Risk Charge, Administrative Expense Charge and the charge for any optional benefit riders (if applicable), may be negative even though the Underlying Fund's yield, before deducting for such charges, is positive. If you allocate a portion of your Contract Value to a money market Subaccount or participate in an asset allocation program where Contract Value is allocated to a money market Subaccount under the applicable asset allocation model, that portion of your Contract Value may decrease in value.

                           FEDERAL TAX CONSIDERATIONS
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The following general discussion of the federal income tax consequences related to your investment in this Contract is not intended to cover all situations, and is not meant to provide tax or legal advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax and/or legal adviser regarding the tax implications of purchasing this Contract based upon your individual situation. For further tax information, an additional discussion of certain tax matters is contained in the SAI.

GENERAL TAXATION OF ANNUITIES

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for premiums paid under an annuity and permitting tax-free transfers between the various investment options offered under the Contract. The Internal Revenue Code ("Code") governs how earnings on your investment in the Contract are ultimately taxed, depending upon the type of contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below. In analyzing the benefits of tax deferral it is important to note that the Jobs and Growth Tax Relief Reconciliation Act of 2003 amended Code Section 1 to reduce the marginal tax rates on long-term capital gains and dividends to 5% and 15%. The reduced rates apply during 2003 through 2008, and thereafter will increase to prior levels. Earnings under annuity contracts, like interest payable as fixed investments (notes, bonds, etc.), continue to be taxed as ordinary income (top rate of 35%).

TAX-FREE EXCHANGES: Code Section 1035 provides that, if certain conditions are met, no gain or loss is recognized when an annuity contract is received in exchange for a life, endowment, or annuity contract. Since different annuity contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

TYPES OF CONTRACTS: QUALIFIED AND NON-QUALIFIED

QUALIFIED ANNUITY CONTRACTS

If you purchase your Contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity (IRA), your Contract is referred to as a Qualified Contract. Some examples of Qualified Contracts are: IRAs, tax-sheltered annuities established by public school systems or certain tax-exempt organizations under Code Section 403(b), corporate sponsored pension and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. Another type of Qualified Contract is a Roth IRA, under which after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a Qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. Plan participants making contributions to Qualified Contracts will be subject to the required minimum distribution rules as provided by the Code and described below.

TAXATION OF QUALIFIED ANNUITY CONTRACTS

Under a qualified annuity, since amounts paid into the Contract have generally not yet been taxed, the full amount of such distributions, including the amount attributable to Purchase Payments, whether paid in the form of lump-sum withdrawals or Annuity Payments, are generally taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or contract. The Contract is available as a vehicle for IRA rollovers and for other Qualified Contracts. There are special rules which govern the taxation of Qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. Amounts rolled over to the Contract from other qualified plan funding vehicles are generally not subject to current taxation. We have provided a more complete discussion in the SAI.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement. If you own more than one individual retirement annuity and/or account, you may satisfy the minimum distribution rules on an aggregate basis (i.e. determine the total amount of required distributions from all IRAs and take the required amount from any one or more IRAs). A similar aggregate approach is available to meet your 403(b) minimum distribution requirements if you have multiple 403(b) annuities. Recently promulgated Treasury regulations changed the distribution requirements; therefore, it is important that you consult your tax adviser as to the impact of these regulations on your personal situation.

MINIMUM DISTRIBUTIONS FOR BENEFICIARIES UPON THE CONTRACT OWNER'S DEATH: Upon the death of the Contract Owner and/or Annuitant of a Qualified Contract, the funds remaining in the Contract must be completely withdrawn within 5 years from the date of death (including in a single lump sum) or minimum distributions may be taken over the life expectancy of the individual beneficiaries (and in certain situations, trusts for individuals), provided such distributions are payable at least annually and begin within one year from the date of death. Special rules apply where the beneficiary is the surviving spouse, which allow the spouse to assume the Contract and defer the minimum distribution requirements.

NOTE TO PARTICIPANTS IN QUALIFIED PLANS INCLUDING 401, 403(b), 457 AS WELL AS IRA OWNERS: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for the higher limits to be effective at a state income tax level. In other words, the permissible contribution limit for income tax purposes may be different at the federal level from your state's income tax laws. Therefore, in certain states, a portion of the contributions may not be excludible or deductible from state income taxes. Please consult your employer or tax adviser regarding this issue.

NON-QUALIFIED ANNUITY CONTRACTS

If you purchase the Contract on an individual basis with after-tax dollars and not under one of the programs described above, your Contract is referred to as non-qualified.

As the owner of a non-qualified annuity, you do not receive any tax benefit (deduction or deferral of income) on Purchase Payments, but you will not be taxed on increases in the value of your Contract until a distribution occurs -- either as a withdrawal (distribution made prior to the Maturity Date), or as periodic Annuity Payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings under federal tax laws. Similarly, when you receive an Annuity Payment, part of each periodic payment is considered a return of your Purchase Payments and will not be taxed. The remaining portion of the Annuity Payment (i.e., any earnings) will be considered ordinary income for federal income tax purposes.

If a non-qualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the Contract attributable to Purchase Payments made after February 28, 1986 are includable in income annually and taxed at ordinary income tax rates. Furthermore, for contracts issued after April 22, 1987, if you transfer the Contract to another person or entity without adequate consideration, all deferred increases in value will be includable in your income for federal income tax purposes at the time of the transfer.

If you make a partial withdrawal of your annuity balance, the distribution will generally be taxed as first coming from earnings, (income in the Contract), and then from your Purchase Payments. These withdrawn earnings are includable in your taxable income. (See Penalty Tax for Premature Distributions below.) As a general rule, there is income in the Contract to the extent the Contract Value exceeds your investment in the Contract. The investment in the Contract equals the total Purchase Payments you paid less any amount received previously which was excludible from gross income. Any direct or indirect borrowing against the value of the Contract or pledging of the Contract as security for a loan will be treated as a cash distribution under the tax law, and will have tax consequences in the year taken. It should be noted that there is no guidance as to the determination of the amount of income in a Contract if it is issued with a guaranteed minimum withdrawal benefit. Therefore, you should consult with your tax adviser as to the potential tax consequences of a partial surrender if your Contract is issued with a guaranteed minimum withdrawal benefit.

Code Section 72 requires that non-qualified annuity contracts meet minimum mandatory distribution requirements upon the death of the Contract Owner, including the death of either of the joint owners. If these requirements are not met, the Contract will not be treated as an annuity contract for federal income tax purposes and earnings under the Contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the succeeding Contract Owner is the surviving spouse. We will administer contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

DIVERSIFICATION REQUIREMENTS FOR VARIABLE ANNUITIES

The Code requires that any non-qualified variable annuity contracts based on a Separate Account must meet specific diversification standards. Non-qualified variable annuity contracts shall not be treated as an annuity for federal income tax purposes if investments made in the account are not adequately diversified. Final tax regulations define how Separate Accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the Contract Owner of tax-deferred treatment, requiring the current inclusion of a proportionate share of the income and gains from the Separate Account assets in the income of each Contract Owner. The Company intends to administer all contracts subject to this provision of law in a manner that will maintain adequate diversification.

OWNERSHIP OF THE INVESTMENTS

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the Contract Owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the Contract Owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets supporting the Contract.

TAXATION OF DEATH BENEFIT PROCEEDS

Amounts may be distributed from a Non-qualified Contract because of the death of an owner or Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract; or (ii) if distributed under a payment option, they are taxed in the same way as Annuity Payments.

OTHER TAX CONSIDERATIONS

TREATMENT OF CHARGES FOR OPTIONAL BENEFITS

The Contract may provide one or more optional enhanced death benefits or other minimum guaranteed benefit that in some cases may exceed the greater of purchase price or the Contract Value. It is possible that the Internal Revenue Service may take the position that the charges for the optional enhanced benefit(s) are deemed to be taxable distributions to you. Although we do not believe that a charge under such optional enhanced benefit should be treated as a taxable withdrawal, you should consult with your tax adviser before selecting any rider or endorsement to the Contract.

PENALTY TAX FOR PREMATURE DISTRIBUTIONS

For both Qualified and Non-qualified Contracts, taxable distributions taken before the Contract Owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the Contract Owner. Other exceptions may be available in certain qualified plans. The 10% additional tax is in addition to any penalties that may apply under your Contract and the normal income taxes due on the distribution.

PUERTO RICO TAX CONSIDERATIONS

The Puerto Rico Internal Revenue Code of 1994 (the "1994 Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, no taxable income is recognized for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 1994 Code. Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico, and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

NON-RESIDENT ALIENS

Distributions to non-resident aliens ("NRAs") are subject to special and complex tax and withholding rules under the Code, with respect to U.S. source income, some of which are based upon the particular facts and circumstances of the Contract Owner, the beneficiary and the transaction itself. As stated above, the IRS has taken the position that income from the Contract received by NRAs is considered U.S. source income. In addition, Annuity Payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty, provided that the Contract Owner complies with the applicable requirements. NRAs should seek guidance from a tax adviser regarding their personal situation.

                                OTHER INFORMATION
--------------------------------------------------------------------------------

THE INSURANCE COMPANIES

Please refer to your Contract to determine which Company issued your Contract.

The Travelers Insurance Company is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly-owned subsidiary of Citigroup Inc. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

The Travelers Life and Annuity Company is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States (except New York), the District of Columbia and Puerto Rico. The Company is an indirect wholly-owned subsidiary of Citigroup Inc. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

On January 31, 2005, CITIGROUP INC. announced that it has agreed to sell its life insurance and annuity businesses to METLIFE, INC. The proposed sale would include the following insurance companies that issue the variable annuity contract described in this prospectus:

       o      The Travelers Insurance Company ("TIC")

       o      The Travelers Life and Annuity Company ("TLAC")

The proposed sale would also include TIC and TLAC's affiliated investment advisory companies, Travelers Asset Management International Company LLC, and Travelers Investment Adviser Inc., each of which serves as the investment advisor for certain of the funding options that may be available under your variable contract.

The transaction is subject to certain domestic and international regulatory approvals, as well as other customary conditions to closing. The transaction is expected to close this summer. Under the terms of the transaction, The Travelers Insurance Company will distribute its ownership of Primerica Life Insurance Company and certain other assets, including shares of Citigroup preferred stock, to Citigroup Inc., or its subsidiaries prior to the closing. The Travelers Insurance Company has filed a current report on Form 8-K on February 2, 2005 with additional information about the transaction, including pro forma financial information. The filing can be found at the SEC's Internet website at http://www.sec.gov.

The transaction will not affect the terms or conditions of your variable annuity, and The Travelers Insurance Company or The Travelers Life and Annuity Company will remain fully responsible for their respective contractual obligations to variable annuity contract owners.

FINANCIAL STATEMENTS

The financial statements for the Company are located in the Statement of Additional Information.

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. The Travelers Insurance Company and The Travelers Life and Annuity Company (together the "Company") have appointed Travelers Distribution LLC ("TDLLC") to serve as the principal underwriter and distributor of the securities offered through this Prospectus, pursuant to the terms of a Distribution and Principal Underwriting Agreement. TDLLC, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable annuity contracts and variable life insurance policies issued by the Company and its affiliated companies. The Company reimburses TDLLC for expenses TDLLC incurs in distributing the Contracts (e.g. commissions payable to retail broker-dealers who sell the Contracts). TDLLC does not retain any fees under the Contracts; however, TDLLC may receive 12b-1 fees from the Underlying Funds.

TDLLC's principal executive offices are located at One Cityplace, Hartford, Connecticut 06103. TDLLC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

TDLLC and the Company enter into selling agreements with broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Contracts but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable insurance products. The Company intends to offer the Contract in all jurisdictions where it is licensed to do business and where the Contract is approved. The Contracts are offered on a continuous basis.

COMPENSATION. Broker-dealers who have selling agreements with TDLLC and the Company are paid compensation for the promotion and sale of the Contracts. Registered representatives who solicit sales of the Contract typically receive a portion of the compensation payable to the broker-dealer firm, depending on the agreement between the firm and the registered representative. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor or disfavor one product provider over another product provider due to differing compensation rates.

We generally pay compensation as a percentage of purchase payments invested in the Contract. Alternatively, we may pay lower compensation on purchase payments but pay periodic asset-based compensation based on all or a portion of the Contract Value. The amount and timing of compensation may vary depending on the selling agreement but is not expected to exceed 7.50% of Purchase Payments (if up-front compensation is paid to registered representatives) and up to 1.50% annually of average Contract Value (if asset-based compensation is paid to registered representatives). We may periodically establish compensation specials whereby we pay a higher amount for sales of the Contract during a specified period. While a compensation special is in effect, registered representatives may be inclined to favor a product that pays a higher compensation over another product where a compensation special is not in effect. We are not currently offering any compensation specials.

This Contract does not assess a front-end sales charge, so you do not directly pay for sales and distribution expenses. Instead, you indirectly pay for sales and distribution expenses through the overall charges and fees assessed under your Contract. For example, any profits the Company may realize through assessing the mortality and expense risk charge under your Contract may be used to pay for sales and distribution expenses. The Company may also pay for sales and distribution expenses out of any payments the Company or TDLLC may receive from the Underlying Funds for providing administrative, marketing and other support and services to the Underlying Funds. If your Contract assesses a Contingent Deferred Sales Charge, proceeds from this charge may be used to reimburse the Company for sales and distribution expenses. No additional sales compensation is paid if you select any optional benefits under your Contract.

To the extent permitted by NASD rules and other applicable laws and regulations, TDLLC may pay or allow other promotional incentives or payments in the form of cash or other compensation.

The Company and TDLLC have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, the Company and TDLLC pay separate, additional compensation to the broker-dealer firm for services the broker-dealer provides in connection with the distribution of the Company's products. These services may include providing the Company with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Company's products.

These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on aggregate, net or anticipated sales of the Contracts, total assets attributable to sales of the Contract by registered representatives of the broker-dealer firm or based on the length of time that a Contract owner has owned the Contract. Any such compensation payable to a broker-dealer firm will be made by TDLLC or the Company out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firm and its registered representatives to favor the Company's products. The Company and TDLLC have entered into preferred distribution arrangements with AIG Advisor Group (including Advantage Capital Corporation, FSC Securities Corporation, Royal Alliance Associates, Inc., Sentra Securities Corporation, Spelman & Co., Inc. and SunAmerica Securities, Inc.), CitiStreet Equities LLC, Linsco/Private Ledger Corp., Merrill Lynch, Pierce, Fenner & Smith, Incorporated, Piper Jaffray & Co. and Tower Square Securities, Inc.

The Company and TDLLC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser to one or more Underlying Funds or serves as a subadviser to a Portfolio of The Travelers Series Trust or Travelers Series Fund Inc., which are offered under the Contracts. These firms include Fidelity Management & Research Company, Morgan Stanley Investment Advisers Inc., Merrill Lynch Investment Managers, L.P., Salomon Brothers Asset Management and Smith Barney Fund Management. Registered representatives of broker-dealer firms with an affiliated company acting as an adviser or a sub-adviser may favor these Funds when offering the Contracts.

SALE OF VARIABLE ANNUITIES BY AFFILIATES OF THE COMPANY. The Company and TDLLC may offer the Contracts through retail broker-dealer firms that are affiliates of the Company. Because of the affiliation, these broker-dealer firms and their registered representatives may favor the Company's products.

TOWER SQUARE SECURITIES. The Company and TDLLC have entered into a selling agreement with Tower Square Securities, Inc. ("Tower Square"), which is affiliated with the Company. Registered representatives of Tower Square, who are properly licensed and appointed, may offer the Contract to customers. In addition to compensation described above, Tower Square representatives are eligible for various cash benefits, such as bonuses, commission advances and non-cash compensation programs offered by the Company, such as retirement and other benefit plans for agents and the ability to purchase Citigroup common stock at a discount. Sales of the Contracts may help qualify a Tower Square representative for such benefits. Sales representatives may receive other payments from the Company for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services. In addition, sales representatives who meet certain Company productivity, persistency and length of the services standards may be eligible for additional compensation. In addition to the compensation described above, Tower Square receives compensation for meeting certain gross sales goals and net sales goals (sales less redemptions) which may cause Tower Square or its representatives to favor the Company's products.

CITISTREET EQUITIES LLC/CITISTREET ASSOCIATES LLC. The Company and TDLLC have entered into a selling agreement with CitiStreet Equities LLC. CitiStreet Equities LLC and its affiliate, CitiStreet Associates LLC, are part of a joint venture between Citigroup Inc., the Company's ultimate parent, and State Street Corporation. Registered representatives of CitiStreet Equities LLC, who are properly licensed and appointed, may offer the Contract to customers. In addition to compensation described above, CitiStreet Equities LLC receives compensation for the hiring and training of sales representatives and for meeting certain gross sales goals and net sales goals (sales less redemptions) which may cause CitiStreet Equities LLC or its representatives to favor the Company's products. The Company has also entered into an agreement with CitiStreet Associates LLC whereby the Company pays CitiStreet Associates LLC fees in connection with CitiStreet Associates' provision of certain administrative, recordkeeping, marketing and support services in relation to annuity contracts sold by CitiStreet Equities LLC in connection with Section 401(a), 401(k), 403(b), 457(b) and 408(b) plans. Any compensation payable to CitiStreet Associates LLC or CitiStreet Equities LLC will be made by TDLLC or the Company out of its own assets and will not result in any additional direct charge to you.

CONFORMITY WITH STATE AND FEDERAL LAWS

The laws of the state in which we deliver a contract govern that Contract. Where a state has not approved a contract feature or funding option, it will not be available in that state. Any paid-up annuity, Cash Surrender Value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the Contract Owner is subject.

VOTING RIGHTS

The Company is the legal owner of the shares of the Underlying Funds. However, we believe that when an Underlying Fund solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners instructions on how to vote those shares. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Contract Owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right. In certain limited circumstances, and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Contract Owners.

RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Contract Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

LEGAL PROCEEDINGS AND OPINIONS
Legal matters in connection with the federal laws and regulations affecting the issue and sale of the Contract described in this prospectus, as well as the organization of the Companies, their authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been passed on by the Deputy General Counsel of the Companies.

In 2003 and 2004, several issues in the mutual fund and variable insurance product industries have come under the scrutiny of federal and state regulators. Like many other companies in our industry, the Company has received a request for information from the Securities and Exchange Commission (SEC) and a subpoena from the New York Attorney General regarding market timing and late trading. During 2004 the SEC requested additional information about the Company's variable product operations on market timing, late trading and revenue sharing, and the SEC, the National Association of Securities Dealers and the New York Insurance Department have made inquiries into these issues and other matters associated with the sale and distribution of insurance products. In addition, like many insurance companies and agencies, in 2004 and 2005 the Company received inquiries from certain state Departments of Insurance regarding producer compensation and bidding practices. The Company is cooperating fully with all of these requests and is not able to predict their outcomes.

Notwithstanding the above, there are no pending legal proceedings affecting either the Separate Account or the principal underwriter. There are no pending legal proceedings against either Company likely to have a material adverse affect on the ability of either Company to meet its obligations under the applicable Contract.

                                   APPENDIX A
--------------------------------------------------------------------------------

               TIC SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (IN DOLLARS)

The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the MINIMUM Separate Account Charge available under the contract. The second table provides the AUV information for the MAXIMUM Separate Account Charge available under the contract. The Separate Account Charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon attached in Appendix E. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.


                         SEPARATE ACCOUNT CHARGES 1.55%

                                                                       UNIT VALUE AT                        NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT       OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR          END OF YEAR
--------------                                                ------   -------------    -------------       ---------------
   Capital Appreciation Fund (8/03).........................   2004        1.217           1.432                 243,803
                                                               2003        1.000           1.217                   6,582

   High Yield Bond Trust (6/04).............................   2004        0.990           1.063                 588,257

   Managed Assets Trust (5/04)..............................   2004        0.981           1.061                 318,685

   Money Market Portfolio (8/03)............................   2004        0.994           0.989               2,669,983
                                                               2003        1.000           0.994                  91,318

AllianceBernstein Variable Product Series Fund, Inc.
   AllianceBernstein Premier Growth Portfolio --
   Class B (6/03)...........................................   2004        1.146           1.223                 303,031
                                                               2003        1.000           1.146                   6,742

American Funds Insurance Series
   Global Growth Fund -- Class 2 Shares (6/03)..............   2004        1.320           1.475                 615,070
                                                               2003        1.000           1.320                  13,590

   Growth Fund -- Class 2 Shares (6/03).....................   2004        1.259           1.395               2,082,365
                                                               2003        1.000           1.259                  82,410

   Growth-Income Fund -- Class 2 Shares (6/03)..............   2004        1.257           1.366               1,513,638
                                                               2003        1.000           1.257                  93,416

Delaware VIP Trust
   Delaware VIP REIT Series -- Standard Class (8/03)........   2004        1.264           1.635                 706,731
                                                               2003        1.000           1.264                  19,257

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                        NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT       OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR          END OF YEAR
--------------                                                ------   -------------    -------------       ---------------
Dreyfus Variable Investment Fund
   Dreyfus Variable Investment Fund -- Developing Leaders
   Portfolio -- Initial Shares (7/03).......................   2004        1.285           1.408                 507,209
                                                               2003        1.000           1.285                  28,529

   Dreyfus Variable Investment Fund -- Appreciation
   Portfolio -- Initial Shares (7/03).......................   2004        1.171           1.212                 248,149
                                                               2003        1.000           1.171                      --

Franklin Templeton Variable Insurance Products Trust
   Mutual Shares Securities Fund -- Class 2 Shares (8/03)...   2004        1.207           1.339                 103,042
                                                               2003        1.000           1.207                  27,469

   Templeton Developing Markets Securities Fund -- Class 2
   Shares (8/03)............................................   2004        1.479           1.816                 407,794
                                                               2003        1.000           1.479                   5,154

   Templeton Foreign Securities Fund -- Class 2 Shares (9/03)  2004        1.338           1.562                 542,562
                                                               2003        1.216           1.338                   8,952

   Templeton Growth Securities Fund -- Class 2 Shares (8/03)   2004        1.328           1.517                 573,757
                                                               2003        1.000           1.328                  47,400

Greenwich Street Series Fund
   Equity Index Portfolio -- Class II Shares (5/03).........   2004        1.212           1.316                 827,007
                                                               2003        1.000           1.212                  38,999

   Salomon Brothers Variable Aggressive Growth Fund --
   Class I Shares (8/03)....................................   2004        1.274           1.368                 383,360
                                                               2003        1.000           1.274                  76,702

   Salomon Brothers Variable Growth & Income Fund -- Class I
   Shares (10/03)...........................................   2004        1.229           1.311                 114,055
                                                               2003        1.000           1.229                  15,280

Janus Aspen Series
   Balanced Portfolio -- Service Shares (6/03)..............   2004        1.094           1.167                   9,561
                                                               2003        1.000           1.094                      --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                        NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT       OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR          END OF YEAR
--------------                                                ------   -------------    -------------       ---------------
   Global Life Sciences Portfolio -- Service Shares (8/03)..   2004        1.192           1.340                   9,778
                                                               2003        1.000           1.192                   6,687

   Global Technology Portfolio -- Service Shares (8/03).....   2004        1.386           1.373                  62,149
                                                               2003        1.000           1.386                   5,755

   Worldwide Growth Portfolio -- Service Shares (8/03)......   2004        1.254           1.290                  28,335
                                                               2003        1.000           1.254                   6,521

Lazard Retirement Series, Inc.
   Lazard Retirement Small Cap Portfolio (8/03).............   2004        1.334           1.509                  88,037
                                                               2003        1.000           1.334                   6,091

Lord Abbett Series Fund, Inc.
   Growth and Income Portfolio (8/03).......................   2004        1.243           1.379                 247,185
                                                               2003        1.000           1.243                  15,890

   Mid-Cap Value Portfolio (6/03)...........................   2004        1.258           1.537                 566,176
                                                               2003        1.000           1.258                      --

Merrill Lynch Variable Series Funds, Inc.
   Merrill Lynch Global Allocation V.I. Fund --
   Class III (4/04).........................................   2004        1.079           1.213                  55,421
                                                               2003        1.000           1.079                      --

   Merrill Lynch Value Opportunities V.I. Fund --
   Class III (1/04).........................................   2004        1.072           1.211                 149,956
                                                               2003        1.000           1.072                      --

Oppenheimer Variable Account Funds
   Oppenheimer Main Street Fund/VA -- Service Shares (6/04).   2004        0.992           1.053                 308,472

PIMCO Variable Insurance Trust
   Real Return Portfolio -- Administrative Class (6/03).....   2004        1.047           1.122                 999,663
                                                               2003        1.000           1.047                  30,865
   Total Return Portfolio -- Administrative Class (6/03)....   2004        1.013           1.046               1,655,495
                                                               2003        1.000           1.013                 126,742

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                        NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT       OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR          END OF YEAR
--------------                                                ------   -------------    -------------       ---------------
Putnam Variable Trust
   Putnam VT International Equity Fund -- Class IB
   Shares (9/03)............................................   2004        1.294           1.480                 146,421
                                                               2003        1.000           1.294                      --

   Putnam VT Small Cap Value Fund -- Class IB Shares (6/03).   2004        1.430           1.777                 929,388
                                                               2003        1.000           1.430                   5,544

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund -- Class I (6/03)...........................   2004        1.311           1.398                 324,478
                                                               2003        1.000           1.311                  89,357

   Investors Fund -- Class I (8/03).........................   2004        1.274           1.385                 198,121
                                                               2003        1.000           1.274                  17,120

   Large Cap Growth Fund -- Class I (8/03)..................   2004        1.308           1.295                 184,421
                                                               2003        1.000           1.308                  67,278

   Small Cap Growth Fund -- Class I (7/03)..................   2004        1.430           1.621                 222,615
                                                               2003        1.000           1.430                  36,673

The Travelers Series Trust
   Convertible Securities Portfolio (9/03)..................   2004        1.141           1.194                 379,542
                                                               2003        1.000           1.141                  25,027

   Disciplined Mid Cap Stock Portfolio (8/03)...............   2004        1.300           1.490                 660,065
                                                               2003        1.000           1.300                  48,134

   Equity Income Portfolio (9/03)...........................   2004        1.235           1.336                 424,331
                                                               2003        1.000           1.235                  43,114

   Federated High Yield Portfolio (7/03)....................   2004        1.109           1.205                 459,955
                                                               2003        1.000           1.109                  79,698

   Federated Stock Portfolio (10/03)........................   2004        1.251           1.362                  72,280
                                                               2003        1.000           1.251                      --

   Large Cap Portfolio (11/03)..............................   2004        1.189           1.247                  56,997
                                                               2003        1.000           1.189                      --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                        NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT       OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR          END OF YEAR
--------------                                                ------   -------------    -------------       ---------------
   Lazard International Stock Portfolio (8/03)..............   2004        1.266           1.443                 249,460
                                                               2003        1.000           1.266                      --

   Merrill Lynch Large Cap Core Portfolio (6/03)............   2004        1.161           1.325                 168,721
                                                               2003        1.000           1.161                      --

   MFS Emerging Growth Portfolio (10/03)....................   2004        1.197           1.328                 275,924
                                                               2003        1.000           1.197                     933

   MFS Mid Cap Growth Portfolio (6/03)......................   2004        1.282           1.440                 443,087
                                                               2003        1.000           1.282                  20,755

   MFS Value Portfolio (5/04)...............................   2004        0.962           1.112                 298,850

   Pioneer Fund Portfolio (6/03)............................   2004        1.192           1.304                 107,327
                                                               2003        1.000           1.192                     961

   Social Awareness Stock Portfolio (5/04)..................   2004        0.945           1.046                  30,549

   Travelers Quality Bond Portfolio (6/03)..................   2004        1.015           1.033                 991,325
                                                               2003        1.000           1.015                  82,924

   U.S. Government Securities Portfolio (7/04)..............   2004        1.003           1.047                 785,536

Travelers Series Fund Inc.
   AIM Capital Appreciation Portfolio (8/03)................   2004        1.226           1.286                 143,448
                                                               2003        1.000           1.226                  27,619

   MFS Total Return Portfolio (6/03)........................   2004        1.126           1.236               1,761,719
                                                               2003        1.000           1.126                  56,519

   Pioneer Strategic Income Portfolio (5/04)................   2004        0.971           1.086                 184,406

   SB Adjustable Rate Income Portfolio -- Class I
   Shares (11/03)...........................................   2004        0.999           0.995                 297,209
                                                               2003        1.000           0.999                  11,021

   Strategic Equity Portfolio (8/03)........................   2004        1.229           1.334                  68,469
                                                               2003        1.000           1.229                  21,722

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                        NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT       OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR          END OF YEAR
--------------                                                ------   -------------    -------------       ---------------
Van Kampen Life Investment Trust
   Comstock Portfolio -- Class II Shares (6/03).............   2004        1.261           1.458                 594,872
                                                               2003        1.000           1.261                      --

   Enterprise Portfolio -- Class II Shares (10/03)..........   2004        1.188           1.214                  34,997
                                                               2003        1.000           1.188                      --

Variable Insurance Products Fund II
   Contrafund(R) Portfolio -- Service Class 2 (6/03)........   2004        1.240           1.406                 619,711
                                                               2003        1.000           1.240                   7,398

Variable Insurance Products Fund III
   Dynamic Capital Appreciation Portfolio -- Service
   Class 2 (7/03)...........................................   2004        1.185           1.182                  60,121
                                                               2003        1.000           1.185                   6,599

   Mid Cap Portfolio -- Service Class 2 (9/03)..............   2004        1.411           1.732               1,199,255
                                                               2003        1.000           1.411                  30,189

                      ACCUMULATION UNIT VALUES (IN DOLLARS)


                         SEPARATE ACCOUNT CHARGES 2.60%

                                                                       UNIT VALUE AT                        NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT       OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR          END OF YEAR
--------------                                                ------   -------------    -------------       ---------------
   Capital Appreciation Fund (8/03).........................   2004        1.000           1.168                      --

   High Yield Bond Trust (6/04).............................   2004        1.006           1.074                      --

   Managed Assets Trust (5/04)..............................   2004        1.000           1.070                      --

   Money Market Portfolio (8/03)............................   2004        1.000           0.993                   2,496

AllianceBernstein Variable Product Series Fund, Inc.
   AllianceBernstein Premier Growth Portfolio --
   Class B (6/03)...........................................   2004        1.000           1.057                      --

American Funds Insurance Series
   Global Growth Fund -- Class 2 Shares (6/03)..............   2004        1.000           1.112                   5,051

   Growth Fund -- Class 2 Shares (6/03).....................   2004        1.000           1.084                   7,719

   Growth-Income Fund -- Class 2 Shares (6/03)..............   2004        1.000           1.063                  10,471

Delaware VIP Trust
   Delaware VIP REIT Series -- Standard Class (8/03)........   2004        1.000           1.286                   4,335

Dreyfus Variable Investment Fund
   Dreyfus Variable Investment Fund -- Developing Leaders
   Portfolio -- Initial Shares (7/03).......................   2004        1.000           1.092                      --

   Dreyfus Variable Investment Fund -- Appreciation
   Portfolio -- Initial Shares (7/03).......................   2004        1.000           1.021                      --

Franklin Templeton Variable Insurance Products Trust
   Mutual Shares Securities Fund -- Class 2 Shares (8/03)...   2004        1.000           1.099                   2,543

   Templeton Developing Markets Securities Fund -- Class 2
   Shares (8/03)............................................   2004        1.000           1.260                      --

   Templeton Foreign Securities Fund -- Class 2 Shares (9/03)  2004        1.000           1.154                   4,481

   Templeton Growth Securities Fund -- Class 2 Shares (8/03)   2004        1.000           1.118                      --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                        NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT       OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR          END OF YEAR
--------------                                                ------   -------------    -------------       ---------------
Greenwich Street Series Fund
   Equity Index Portfolio -- Class II Shares (5/03).........   2004        1.000           1.068                      --

   Salomon Brothers Variable Aggressive Growth
   Fund -- Class I Shares (8/03)............................   2004        1.000           1.053                      --

   Salomon Brothers Variable Growth & Income Fund -- Class I
   Shares (10/03)...........................................   2004        1.000           1.064                      --

Janus Aspen Series
   Balanced Portfolio -- Service Shares (6/03)..............   2004        1.000           1.067                      --

   Global Life Sciences Portfolio -- Service Shares (8/03)..   2004        1.000           1.037                      --

   Global Technology Portfolio -- Service Shares (8/03).....   2004        1.000           1.051                      --

   Worldwide Growth Portfolio -- Service Shares (8/03)......   2004        1.000           1.085                      --

Lazard Retirement Series, Inc.
   Lazard Retirement Small Cap Portfolio (8/03).............   2004        1.000           1.124                      --

Lord Abbett Series Fund, Inc.
   Growth and Income Portfolio (8/03).......................   2004        1.000           1.098                      --

   Mid-Cap Value Portfolio (6/03)...........................   2004        1.000           1.159                      --

Merrill Lynch Variable Series Funds, Inc.
   Merrill Lynch Global Allocation V.I. Fund --
   Class III (4/04).........................................   2004        1.000           1.115                      --

   Merrill Lynch Value Opportunities V.I. Fund --
   Class III (1/04).........................................   2004        1.000           1.118                      --

Oppenheimer Variable Account Funds
   Oppenheimer Main Street Fund/VA -- Service Shares (6/04).   2004        1.000           1.061                      --

PIMCO Variable Insurance Trust
   Real Return Portfolio -- Administrative Class (6/03).....   2004        1.000           1.066                   5,161

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                        NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT       OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR          END OF YEAR
--------------                                                ------   -------------    -------------       ---------------
   Total Return Portfolio -- Administrative Class (6/03)....   2004        1.000           1.043                   5,301

Putnam Variable Trust
   Putnam VT International Equity Fund -- Class IB
   Shares (9/03)............................................   2004        1.000           1.157                      --

   Putnam VT Small Cap Value Fund -- Class IB Shares (6/03).   2004        1.000           1.191                      --

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund -- Class I (6/03)...........................   2004        1.000           1.056                      --

   Investors Fund -- Class I (8/03).........................   2004        1.000           1.078                      --

   Large Cap Growth Fund -- Class I (8/03)..................   2004        1.000           0.989                      --

   Small Cap Growth Fund -- Class I (7/03)..................   2004        1.000           1.164                      --

The Travelers Series Trust
   Convertible Securities Portfolio (9/03)..................   2004        1.000           1.041                      --

   Disciplined Mid Cap Stock Portfolio (8/03)...............   2004        1.000           1.117                      --

   Equity Income Portfolio (9/03)...........................   2004        1.000           1.101                      --

   Federated High Yield Portfolio (7/03)....................   2004        1.000           1.077                      --

   Federated Stock Portfolio (10/03)........................   2004        1.000           1.078                      --

   Large Cap Portfolio (11/03)..............................   2004        1.000           1.047                      --

   Lazard International Stock Portfolio (8/03)..............   2004        1.000           1.143                      --

   Merrill Lynch Large Cap Core Portfolio (6/03)............   2004        1.000           1.123                      --

   MFS Emerging Growth Portfolio (10/03)....................   2004        1.000           1.080                      --

   MFS Mid Cap Growth Portfolio (6/03)......................   2004        1.000           1.072                      --

   MFS Value Portfolio (5/04)...............................   2004        1.000           1.125                      --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                        NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT       OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR          END OF YEAR
--------------                                                ------   -------------    -------------       ---------------
   Pioneer Fund Portfolio (6/03)............................   2004        1.000           1.092                      --

   Social Awareness Stock Portfolio (5/04)..................   2004        1.000           1.074                      --

   Travelers Quality Bond Portfolio (6/03)..................   2004        1.000           1.030                   2,682

   U.S. Government Securities Portfolio (7/04)..............   2004        1.031           1.071                   5,154

Travelers Series Fund Inc.
   AIM Capital Appreciation Portfolio (8/03)................   2004        1.000           1.053                      --

   MFS Total Return Portfolio (6/03)........................   2004        1.000           1.094                      --

   Pioneer Strategic Income Portfolio (5/04)................   2004        1.000           1.102                      --

   SB Adjustable Rate Income Portfolio -- Class I
   Shares (11/03)...........................................   2004        1.000           0.996                   2,774

   Strategic Equity Portfolio (8/03)........................   2004        1.000           1.096                      --

Van Kampen Life Investment Trust
   Comstock Portfolio -- Class II Shares (6/03).............   2004        1.000           1.129                      --

   Enterprise Portfolio -- Class II Shares (10/03)..........   2004        1.000           1.036                      --

Variable Insurance Products Fund II
   Contrafund(R) Portfolio -- Service Class 2 (6/03)........   2004        1.000           1.105                      --

Variable Insurance Products Fund III
   Dynamic Capital Appreciation Portfolio -- Service
   Class 2 (7/03)...........................................   2004        1.000           1.038                      --

   Mid Cap Portfolio -- Service Class 2 (9/03)..............   2004        1.000           1.225                      --

                                      NOTES

Effective "07/26/2004" Merrill Lynch Variable Series Funds, Inc.: Merrill Lynch Small Cap Value V.I. Fund -- Class III changed its name to Merrill Lynch Series Fund, Inc.: Merrill Lynch Value Opportunities V.I. Fund -- Class III

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amount allocated to them or were not available as of December 31, 2004.

"Number of Units outstanding at the end of the year" may include units for Contracts Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

Janus Aspen Series: Balanced Portfolio -- Service Shares is no longer available to new Contract Owners

Janus Aspen Series: Global Life Science Portfolio -- Service Shares is no longer available to new Contract Owners

Janus Aspen Series: Worldwide Growth Portfolio -- Service Shares is no longer available to new Contract Owners

Putnam Variable Trust: Putnam VT International Equity Fund -- Class IB Shares is no longer available to new Contract Owners

Van Kampen Life Investment Trust -- Enterprise Portfolio Class II Shares is no longer available to new Contract Owners

                                   APPENDIX B
--------------------------------------------------------------------------------

               TLAC SEPARATE ACCOUNT TWELVE FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (IN DOLLARS)

The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the MINIMUM Separate Account Charge available under the contract. The second table provides the AUV information for the MAXIMUM Separate Account Charge available under the contract. The Separate Account Charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll--free number found on the first page of this prospectus or by mailing in the coupon attached in Appendix E. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.


                         SEPARATE ACCOUNT CHARGES 1.55%

                                                                       UNIT VALUE AT                        NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT       OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR          END OF YEAR
--------------                                                ------   -------------    -------------       ---------------
   Capital Appreciation Fund (6/03).........................   2004        1.217           1.432                 159,892
                                                               2003        1.000           1.217                  43,045

   High Yield Bond Trust (6/04).............................   2004        0.992           1.063                 153,995

   Managed Assets Trust (5/04)..............................   2004        0.962           1.061                  39,365

   Money Market Portfolio (5/03)............................   2004        0.994           0.989               4,706,703
                                                               2003        1.000           0.994               2,282,924

AllianceBernstein Variable Product Series Fund, Inc.
   AllianceBernstein Premier Growth Portfolio --
   Class B (6/03)...........................................   2004        1.146           1.223                 345,656
                                                               2003        1.000           1.146                  16,053

American Funds Insurance Series
   Global Growth Fund -- Class 2 Shares (6/03)..............   2004        1.320           1.475                 669,593
                                                               2003        1.000           1.320                 107,147

   Growth Fund -- Class 2 Shares (5/03).....................   2004        1.259           1.395               1,906,773
                                                               2003        1.000           1.259                 362,594

   Growth-Income Fund -- Class 2 Shares (5/03)..............   2004        1.257           1.366               2,164,373
                                                               2003        1.000           1.257                 507,723

Delaware VIP Trust
   Delaware VIP REIT Series -- Standard Class (6/03)........   2004        1.264           1.635                 466,888
                                                               2003        1.000           1.264                 214,026

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                        NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT       OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR          END OF YEAR
--------------                                                ------   -------------    -------------       ---------------
Dreyfus Variable Investment Fund
   Dreyfus Variable Investment Fund -- Developing Leaders
   Portfolio -- Initial Shares (5/03).......................   2004        1.285           1.408                 384,633
                                                               2003        1.000           1.285                 126,524

   Dreyfus Variable Investment Fund -- Appreciation
   Portfolio -- Initial Shares (5/03).......................   2004        1.171           1.212                 185,016
                                                               2003        1.000           1.171                  94,211

Franklin Templeton Variable Insurance Products Trust
   Mutual Shares Securities Fund -- Class 2 Shares (6/03)...   2004        1.207           1.339                 193,876
                                                               2003        1.000           1.207                   7,338

   Templeton Developing Markets Securities Fund -- Class 2
   Shares (6/03)............................................   2004        1.479           1.816                  78,775
                                                               2003        1.000           1.479                  25,292

   Templeton Foreign Securities Fund -- Class 2 Shares (6/03)  2004        1.338           1.562               1,101,088
                                                               2003        1.105           1.338                 354,061

   Templeton Growth Securities Fund -- Class 2 Shares (6/03)   2004        1.328           1.517                 548,723
                                                               2003        1.000           1.328                 207,543

Greenwich Street Series Fund
   Equity Index Portfolio -- Class II Shares (5/03).........   2004        1.212           1.316                 873,043
                                                               2003        1.000           1.212                 264,893

   Salomon Brothers Variable Aggressive Growth Fund --
   Class I Shares (6/03)....................................   2004        1.274           1.368                 826,093
                                                               2003        1.000           1.274                 217,388

   Salomon Brothers Variable Growth & Income Fund -- Class I
   Shares (7/03)............................................   2004        1.229           1.311                 141,262
                                                               2003        1.000           1.229                  13,315

Janus Aspen Series
   Balanced Portfolio -- Service Shares (6/03)..............   2004        1.094           1.167                  84,750
                                                               2003        1.000           1.094                  70,254

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                        NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT       OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR          END OF YEAR
--------------                                                ------   -------------    -------------       ---------------
   Global Life Sciences Portfolio -- Service Shares (5/03)..   2004        1.192           1.340                  51,154
                                                               2003        1.000           1.192                  16,753

   Global Technology Portfolio -- Service Shares (5/03).....   2004        1.386           1.373                  31,862
                                                               2003        1.000           1.386                   5,819

   Worldwide Growth Portfolio -- Service Shares (6/03)......   2004        1.254           1.290                  15,488
                                                               2003        1.000           1.254                   7,230

Lazard Retirement Series, Inc.
   Lazard Retirement Small Cap Portfolio (6/03).............   2004        1.334           1.509                 271,934
                                                               2003        1.000           1.334                  46,626

Lord Abbett Series Fund, Inc.
   Growth and Income Portfolio (6/03).......................   2004        1.243           1.379                 368,767
                                                               2003        1.000           1.243                  22,147

   Mid-Cap Value Portfolio (5/03)...........................   2004        1.258           1.537                 427,320
                                                               2003        1.000           1.258                  39,701

Merrill Lynch Variable Series Funds, Inc.
   Merrill Lynch Global Allocation V.I. Fund --
   Class III (3/04).........................................   2004        1.079           1.213                  33,081
                                                               2003        1.000           1.079                      --

   Merrill Lynch Value Opportunities V.I. Fund --
   Class III (1/04).........................................   2004        1.072           1.211                 145,142
                                                               2003        1.000           1.072                      --

Oppenheimer Variable Account Funds
   Oppenheimer Main Street Fund/VA -- Service Shares (6/04).   2004        0.989           1.053                  45,971

PIMCO Variable Insurance Trust
   Real Return Portfolio -- Administrative Class (6/03).....   2004        1.047           1.122                 935,360
                                                               2003        1.000           1.047                 107,358

   Total Return Portfolio -- Administrative Class (5/03)....   2004        1.013           1.046               1,682,957
                                                               2003        1.000           1.013                 537,429

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                        NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT       OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR          END OF YEAR
--------------                                                ------   -------------    -------------       ---------------
Putnam Variable Trust
   Putnam VT International Equity Fund -- Class IB
   Shares (5/03)............................................   2004        1.294           1.480                  19,018
                                                               2003        1.000           1.294                  15,582

   Putnam VT Small Cap Value Fund -- Class IB Shares (5/03).   2004        1.430           1.777                 613,690
                                                               2003        1.000           1.430                 221,355

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund -- Class I (6/03)...........................   2004        1.311           1.398                 496,976
                                                               2003        1.000           1.311                 118,693

   Investors Fund -- Class I (6/03).........................   2004        1.274           1.385                 243,439
                                                               2003        1.000           1.274                  79,932

   Large Cap Growth Fund -- Class I (6/03)..................   2004        1.308           1.295                 439,647
                                                               2003        1.000           1.308                  83,812

   Small Cap Growth Fund -- Class I (6/03)..................   2004        1.430           1.621                 316,142
                                                               2003        1.000           1.430                  90,128

The Travelers Series Trust
   Convertible Securities Portfolio (6/03)..................   2004        1.141           1.194                 264,563
                                                               2003        1.000           1.141                  78,242

   Disciplined Mid Cap Stock Portfolio (6/03)...............   2004        1.300           1.490                 430,315
                                                               2003        1.000           1.300                 126,191

   Equity Income Portfolio (5/03)...........................   2004        1.235           1.336                 365,896
                                                               2003        1.000           1.235                 152,992

   Federated High Yield Portfolio (5/03)....................   2004        1.109           1.205                 521,708
                                                               2003        1.000           1.109                 198,335

   Federated Stock Portfolio (6/03).........................   2004        1.251           1.362                  86,641
                                                               2003        1.000           1.251                   2,080

   Large Cap Portfolio (6/03)...............................   2004        1.189           1.247                 307,943
                                                               2003        1.000           1.189                 161,977

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                        NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT       OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR          END OF YEAR
--------------                                                ------   -------------    -------------       ---------------
   Lazard International Stock Portfolio (6/03)..............   2004        1.266           1.443                 152,666
                                                               2003        1.000           1.266                  38,252

   Merrill Lynch Large Cap Core Portfolio (6/03)............   2004        1.161           1.325                  85,168
                                                               2003        1.000           1.161                  31,020

   MFS Emerging Growth Portfolio (6/03).....................   2004        1.197           1.328                 284,691
                                                               2003        1.000           1.197                  29,652

   MFS Mid Cap Growth Portfolio (6/03)......................   2004        1.282           1.440                 250,817
                                                               2003        1.000           1.282                  41,032

   MFS Value Portfolio (5/04)...............................   2004        0.965           1.112                 347,657

   Pioneer Fund Portfolio (6/03)............................   2004        1.192           1.304                  28,729
                                                               2003        1.000           1.192                      --

   Social Awareness Stock Portfolio (6/04)..................   2004        0.986           1.046                 145,073

   Travelers Quality Bond Portfolio (5/03)..................   2004        1.015           1.033               1,784,530
                                                               2003        1.000           1.015                 710,242

   U.S. Government Securities Portfolio (5/04)..............   2004        0.979           1.047                  37,571

Travelers Series Fund Inc.
   AIM Capital Appreciation Portfolio (5/03)................   2004        1.226           1.286                 137,921
                                                               2003        1.000           1.226                  63,002

   MFS Total Return Portfolio (5/03)........................   2004        1.126           1.236               1,601,590
                                                               2003        1.000           1.126                 279,557

   Pioneer Strategic Income Portfolio (6/04)................   2004        0.979           1.086                  90,999

   SB Adjustable Rate Income Portfolio -- Class I
   Shares (11/03)...........................................   2004        0.999           0.995                  73,311
                                                               2003        1.000           0.999                   5,007

   Strategic Equity Portfolio (6/03)........................   2004        1.229           1.334                 129,587
                                                               2003        1.000           1.229                  79,991

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                        NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT       OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR          END OF YEAR
--------------                                                ------   -------------    -------------       ---------------
Van Kampen Life Investment Trust
   Comstock Portfolio -- Class II Shares (6/03).............   2004        1.261           1.458                 277,863
                                                               2003        1.000           1.261                 121,041

   Enterprise Portfolio -- Class II Shares (6/03)...........   2004        1.188           1.214                   7,821
                                                               2003        1.000           1.188                   1,155

Variable Insurance Products Fund II
   Contrafund(R) Portfolio -- Service Class 2 (6/03)........   2004        1.240           1.406                 486,471
                                                               2003        1.000           1.240                  90,383

Variable Insurance Products Fund III
   Dynamic Capital Appreciation Portfolio -- Service
   Class 2 (7/03)...........................................   2004        1.185           1.182                 148,933
                                                               2003        1.000           1.185                  22,272

   Mid Cap Portfolio -- Service Class 2 (5/03)..............   2004        1.411           1.732                 846,870
                                                               2003        1.000           1.411                 178,932

                      ACCUMULATION UNIT VALUES (IN DOLLARS)


                         SEPARATE ACCOUNT CHARGES 2.60%

                                                                       UNIT VALUE AT                        NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT       OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR          END OF YEAR
--------------                                                ------   -------------    -------------       ---------------
   Capital Appreciation Fund (6/03).........................   2004        1.000           1.168                      --

   High Yield Bond Trust (6/04).............................   2004        1.008           1.074                      --

   Managed Assets Trust (5/04)..............................   2004        1.000           1.070                      --

   Money Market Portfolio (5/03)............................   2004        1.000           0.993                      --

AllianceBernstein Variable Product Series Fund, Inc.
   AllianceBernstein Premier Growth Portfolio --
   Class B (6/03)...........................................   2004        1.000           1.057                      --

American Funds Insurance Series
   Global Growth Fund -- Class 2 Shares (6/03)..............   2004        1.000           1.112                      --

   Growth Fund -- Class 2 Shares (5/03).....................   2004        1.000           1.084                      --

   Growth-Income Fund -- Class 2 Shares (5/03)..............   2004        1.000           1.063                      --

Delaware VIP Trust
   Delaware VIP REIT Series -- Standard Class (6/03)........   2004        1.000           1.286                      --

Dreyfus Variable Investment Fund
   Dreyfus Variable Investment Fund -- Developing Leaders
   Portfolio -- Initial Shares (5/03).......................   2004        1.000           1.092                      --

   Dreyfus Variable Investment Fund -- Appreciation
   Portfolio -- Initial Shares (5/03).......................   2004        1.000           1.021                      --

Franklin Templeton Variable Insurance Products Trust
   Mutual Shares Securities Fund -- Class 2 Shares (6/03)...   2004        1.000           1.099                      --

   Templeton Developing Markets Securities Fund -- Class 2
   Shares (6/03)............................................   2004        1.000           1.260                      --

   Templeton Foreign Securities Fund -- Class 2 Shares (6/03)  2004        1.000           1.154                      --

   Templeton Growth Securities Fund -- Class 2 Shares (6/03)   2004        1.000           1.118                      --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                        NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT       OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR          END OF YEAR
--------------                                                ------   -------------    -------------       ---------------
Greenwich Street Series Fund
   Equity Index Portfolio -- Class II Shares (5/03).........   2004        1.000           1.068                      --

   Salomon Brothers Variable Aggressive Growth Fund --
   Class I Shares (6/03)....................................   2004        1.000           1.053                      --

   Salomon Brothers Variable Growth & Income Fund -- Class I
   Shares (7/03)............................................   2004        1.000           1.064                      --

Janus Aspen Series
   Balanced Portfolio -- Service Shares (6/03)..............   2004        1.000           1.067                      --

   Global Life Sciences Portfolio -- Service Shares (5/03)..   2004        1.000           1.037                      --

   Global Technology Portfolio -- Service Shares (5/03).....   2004        1.000           1.051                      --

   Worldwide Growth Portfolio -- Service Shares (6/03)......   2004        1.000           1.085                      --

Lazard Retirement Series, Inc.
   Lazard Retirement Small Cap Portfolio (6/03).............   2004        1.000           1.124                      --

Lord Abbett Series Fund, Inc.
   Growth and Income Portfolio (6/03).......................   2004        1.000           1.098                      --

   Mid-Cap Value Portfolio (5/03)...........................   2004        1.000           1.159                      --

Merrill Lynch Variable Series Funds, Inc.
   Merrill Lynch Global Allocation V.I. Fund --
   Class III (3/04).........................................   2004        1.000           1.115                      --

   Merrill Lynch Value Opportunities V.I. Fund --
   Class III (1/04).........................................   2004        1.000           1.118                      --

Oppenheimer Variable Account Funds
   Oppenheimer Main Street Fund/VA -- Service Shares (6/04).   2004        1.003           1.061                      --

PIMCO Variable Insurance Trust
   Real Return Portfolio -- Administrative Class (6/03).....   2004        1.000           1.066                      --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                        NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT       OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR          END OF YEAR
--------------                                                ------   -------------    -------------       ---------------
   Total Return Portfolio -- Administrative Class (5/03)....   2004        1.000           1.043                      --

Putnam Variable Trust
   Putnam VT International Equity Fund -- Class IB
   Shares (5/03)............................................   2004        1.000           1.157                      --

   Putnam VT Small Cap Value Fund -- Class IB Shares (5/03).   2004        1.000           1.191                      --

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund -- Class I (6/03)...........................   2004        1.000           1.056                      --

   Investors Fund -- Class I (6/03).........................   2004        1.000           1.078                      --

   Large Cap Growth Fund -- Class I (6/03)..................   2004        1.000           0.989                      --

   Small Cap Growth Fund -- Class I (6/03)..................   2004        1.000           1.164                      --

The Travelers Series Trust
   Convertible Securities Portfolio (6/03)..................   2004        1.000           1.041                      --

   Disciplined Mid Cap Stock Portfolio (6/03)...............   2004        1.000           1.117                      --

   Equity Income Portfolio (5/03)...........................   2004        1.000           1.101                      --

   Federated High Yield Portfolio (5/03)....................   2004        1.000           1.077                      --

   Federated Stock Portfolio (6/03).........................   2004        1.000           1.078                      --

   Large Cap Portfolio (6/03)...............................   2004        1.000           1.047                      --

   Lazard International Stock Portfolio (6/03)..............   2004        1.000           1.143                      --

   Merrill Lynch Large Cap Core Portfolio (6/03)............   2004        1.000           1.123                      --

   MFS Emerging Growth Portfolio (6/03).....................   2004        1.000           1.080                      --

   MFS Mid Cap Growth Portfolio (6/03)......................   2004        1.000           1.072                      --

   MFS Value Portfolio (5/04)...............................   2004        1.000           1.125                      --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

                                                                       UNIT VALUE AT                        NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT       OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR          END OF YEAR          END OF YEAR
--------------                                                ------   -------------    -------------       ---------------
   Pioneer Fund Portfolio (6/03)............................   2004        1.000           1.092                      --

   Social Awareness Stock Portfolio (6/04)..................   2004        1.018           1.074                      --

   Travelers Quality Bond Portfolio (5/03)..................   2004        1.000           1.030                      --

   U.S. Government Securities Portfolio (5/04)..............   2004        1.000           1.071                      --

Travelers Series Fund Inc.
   AIM Capital Appreciation Portfolio (5/03)................   2004        1.000           1.053                      --

   MFS Total Return Portfolio (5/03)........................   2004        1.000           1.094                      --

   Pioneer Strategic Income Portfolio (6/04)................   2004        1.000           1.102                      --

   SB Adjustable Rate Income Portfolio -- Class I
   Shares (11/03)...........................................   2004        1.000           0.996                      --

   Strategic Equity Portfolio (6/03)........................   2004        1.000           1.096                      --

Van Kampen Life Investment Trust
   Comstock Portfolio -- Class II Shares (6/03).............   2004        1.000           1.129                      --

   Enterprise Portfolio -- Class II Shares (6/03)...........   2004        1.000           1.036                      --

Variable Insurance Products Fund II
   Contrafund(R) Portfolio -- Service Class 2 (6/03)........   2004        1.000           1.105                      --

Variable Insurance Products Fund III
   Dynamic Capital Appreciation Portfolio -- Service
   Class 2 (7/03)...........................................   2004        1.000           1.038                      --

   Mid Cap Portfolio -- Service Class 2 (5/03)..............   2004        1.000           1.225                      --

                                      NOTES

Effective "07/26/2004" Merrill Lynch Variable Series Funds, Inc.: Merrill Lynch Small Cap Value V.I. Fund -- Class III changed its name to Merrill Lynch Series Fund, Inc.: Merrill Lynch Value Opportunities V.I. Fund -- Class III

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amount allocated to them or were not available as of December 31, 2004.

"Number of Units outstanding at the end of the year" may include units for Contracts Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

Janus Aspen Series: Balanced Portfolio -- Service Shares is no longer available to new Contract Owners

Janus Aspen Series: Global Life Science Portfolio -- Service Shares is no longer available to new Contract Owners

Janus Aspen Series: Worldwide Growth Portfolio -- Service Shares is no longer available to new Contract Owners

Putnam Variable Trust: Putnam VT International Equity Fund -- Class IB Shares is no longer available to new Contract Owners

Van Kampen Life Investment Trust -- Enterprise Portfolio Class II Shares is no longer available to new Contract Owners

                                   APPENDIX C
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                                THE FIXED ACCOUNT

The Fixed Account is part of the Company's general account assets. These general account assets include all assets of the Company other than those held in the Separate Accounts sponsored by the Company or its affiliates.

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic Annuity Payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account Contract Value, or the dollar amount of fixed Annuity Payments made under any payout option.

We guarantee that, at any time, the Fixed Account Contract Value will not be less than the amount of the Purchase Payments allocated to the Fixed Account, plus interest credited as described below, less any applicable premium taxes or prior withdrawals.

Purchase Payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company's general account, which supports insurance and annuity obligations. Where permitted by state law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract. The general account and any interest therein is not registered under, or subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee the initial rate for any allocations into the Fixed Account for one year from the date of such allocation. We guarantee subsequent renewal rates for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at a rate not less than the minimum interest rate allowed by state law. We reserve the right to change the rate subject to applicable state law. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of the minimum guaranteed rate in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guaranteed rate for any given year. We have no specific formula for determining the interest rate. Some factors we may consider are regulatory and tax requirements, general economic trends and competitive factors

TRANSFERS

You may make transfers from the Fixed Account to any available Variable Funding Option(s) twice a year during the 30 days following the semiannual anniversary of the Contract Date. We limit transfers to an amount of up to 15% of the Fixed Account Contract Value on the semiannual Contract Date anniversary. (This restriction does not apply to transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to Variable Funding Options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions. Where permitted by state law, we reserve the right to restrict transfers into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract

Automated transfers from the Fixed Account to any of the Variable Funding Options may begin at any time. Automated transfers from the Fixed Account may not deplete your Fixed Account value in a period of less than twelve months from your enrollment in the Dollar Cost Averaging Program.

                                   APPENDIX D
--------------------------------------------------------------------------------

            WAIVER OF WITHDRAWAL CHARGE FOR NURSING HOME CONFINEMENT
               (AVAILABLE ONLY IF THE OWNER IS AGE 70 OR YOUNGER
                      ON THE DATE THE CONTRACT IS ISSUED.)

If, after the first Contract Year and before the Maturity Date, and you begin confinement in an eligible nursing home, you may surrender or make withdrawal, subject to the maximum withdrawal amount described below, without incurring a withdrawal charge. In order for the Company to waive the withdrawal charge, the withdrawal must be made during continued confinement in an eligible nursing home after the qualifying period has been satisfied, or within sixty (60) days after such confinement ends. The qualifying period is confinement in an eligible nursing home for ninety (90) consecutive days. We will require proof of confinement in a form satisfactory to us, which may include certification by a licensed physician that such confinement is medically necessary.

An eligible nursing home is defined as an institution or special nursing unit of a hospital which:

       (a) is Medicare approved as a provider of skilled nursing care services; and

       (b) is not, other than in name only, an acute care hospital, a home for the aged, a retirement home, a rest home, a community living center, or a place mainly for the treatment of alcoholism.


                                       OR

Meets all of the following standards:

       (a) is licensed as a nursing care facility by the state in which it is licensed;

       (b) is either a freestanding facility or a distinct part of another facility such as a ward, wing, unit or swing-bed of a hospital or other facility;

       (c) provides nursing care to individuals who are not able to care for themselves and who require nursing care;

       (d) provides, as a primary function, nursing care and room and board; and charges for these services;

       (e) provides care under the supervision of a licensed physician, registered nurse (RN) or licensed practical nurse (LPN);

       (f) may provide care by a licensed physical, respiratory, occupational or speech therapist; and

       (g) is not, other than in name only, an acute care hospital, a home for the aged, a retirement home, a rest home, a community living center, or a place mainly for the treatment of alcoholism.

We will not waive withdrawal charges if confinement is due to one or more of the following causes:

       (a) mental, nervous, emotional or personality disorder without demonstrable organic disease, including, but not limited to, neurosis, psychoneurosis, psychopathy or psychosis

       (b) the voluntary taking or injection of drugs, unless prescribed or administered by a licensed physician

       (c) the voluntary taking of any drugs prescribed by a licensed physician and intentionally not taken as prescribed

       (d) sensitivity to drugs voluntarily taken, unless prescribed by a physician

       (e) drug addiction, unless addiction results from the voluntary taking of drugs prescribed by a licensed physician, or the involuntary taking of drugs.

FILING A CLAIM: You must provide the Company with written notice of a claim during continued confinement after the 90-day qualifying period, or within sixty days after such confinement ends.

The maximum withdrawal amount for which we will waive the withdrawal charge is the Contract Value on the next valuation date following written proof of claim, less any Purchase Payments made within a one-year period before confinement in an eligible nursing home begins, less any Purchase Payment Credits applied within 12 months prior to the withdrawal, less any Purchase Payments made on or after the Annuitant's 71st birthday.

We will pay any withdrawal requested under the scope of this waiver as soon as we receive proper written proof of your claim, and we will pay the withdrawal in a lump sum. You should consult with your personal tax adviser regarding the tax impact of any withdrawals taken from your Contract.

                                   APPENDIX E
--------------------------------------------------------------------------------

               CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to The Travelers Insurance Company or The Travelers Life and Annuity Company. A list of the contents of the Statement of Additional Information is set forth below:

                         The Insurance Company
                         Principal Underwriter
                         Distribution and Principal Underwriting Agreement Valuation of Assets
                         Federal Tax Considerations
                         Independent Accountants
                         Condensed Financial Information
                         Financial Statements


--------------------------------------------------------------------------------

Copies of the Statement of Additional Information dated May 2, 2005 are available without charge. To request a copy, please clip this coupon on the line above, enter your name and address in the spaces provided below, and mail to:
Travelers Life & Annuity at One Cityplace, 3CP, Hartford, Connecticut 06103-3415. The Travelers Insurance Company Statement of Additional Information is printed on Form L-19932S, and The Travelers Life and Annuity Statement of Additional Information is printed on Form L-19932S-TLAC.

Name:
             ---------------------------------------------------
Address:
             ---------------------------------------------------

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                       THIS PAGE INTENTIONALLY LEFT BLANK.

L-19952                                                              May 2, 2005

                  SCUDDER ADVOCATE REWARDS ANNUITY PROSPECTUS:
               TIC SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
               TLAC SEPARATE ACCOUNT TWELVE FOR VARIABLE ANNUITIES

This prospectus describes SCUDDER ADVOCATE REWARDS ANNUITY, a flexible premium deferred variable annuity contract (the "Contract") issued by The Travelers Insurance Company or The Travelers Life and Annuity Company. The Travelers Life and Annuity Company does not solicit or issue insurance products in the state of New York. Refer to the first page of your Contract for the name of your issuing company. The Contract is available in connection with certain retirement plans that qualify for special federal income tax treatment ("Qualified Contracts") as well as those that do not qualify for such treatment ("Non-qualified Contracts"). We may issue it as an individual contract or as a group contract. When we issue a group contract, you will receive a certificate summarizing the Contract's provisions. For convenience, we refer to contracts and certificates as "Contracts." You can choose to have your premium ("Purchase Payments") and any associated Purchase Payment Credits accumulate on a variable and/or, subject to availability, fixed basis in one of our funding options. Your Contract Value before the Maturity Date and the amount of monthly income afterwards will vary daily to reflect the investment experience of the Variable Funding Options you select. You bear the investment risk of investing in the Variable Funding Options. The Variable Funding Options are:

AIM VARIABLE INSURANCE FUNDS                                          Scudder Growth Strategy Portfolio -- Class B
   AIM V.I. Utilities Fund(1)                                         Scudder High Income Portfolio -- Class B
CREDIT SUISSE TRUST                                                   Scudder Income & Growth Strategy Portfolio -- Class B
   Credit Suisse Trust Emerging Market Portfolio                      Scudder International Select Equity Portfolio -- Class B
   Credit Suisse Trust Global Small Cap Portfolio(2)                  Scudder Large Cap Value Portfolio -- Class B
DREYFUS INVESTMENT PORTFOLIO                                          Scudder Mercury Large Cap Core Portfolio
   Dreyfus MidCap Stock Portfolio -- Service Shares                   Scudder Money Market Portfolio -- Class B
DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.                        Scudder Small Cap Growth Portfolio -- Class B
   Dreyfus Socially Responsible Growth Fund, Inc. -- Service          Scudder Strategic Income Portfolio -- Class B
     Shares                                                           Scudder Technology Growth Portfolio -- Class B
SCUDDER INVESTMENT VIT FUNDS                                          Scudder Templeton Foreign Value Portfolio
   Scudder Real Estate Securities Portfolio -- Class B                Scudder Total Return Portfolio -- Class B
SCUDDER VARIABLE SERIES I                                             SVS Davis Venture Value Portfolio -- Class B
   Capital Growth Portfolio -- Class B                                SVS Dreman Financial Services Portfolio -- Class B
   Global Discovery Portfolio -- Class B                              SVS Dreman High Return Equity Portfolio -- Class B
   Growth and Income Portfolio -- Class B                             SVS Dreman Small Cap Value Portfolio -- Class B
   Health Sciences Portfolio -- Class B                               SVS Index 500 Portfolio -- Class B
   International Portfolio -- Class B                                 SVS INVESCO Dynamic Growth Portfolio -- Class B
   Scudder Bond Portfolio -- Class B                                  SVS Janus Growth And Income Portfolio -- Class B
SCUDDER VARIABLE SERIES II                                            SVS Janus Growth Opportunities Portfolio -- Class B
   Scudder Aggressive Growth Portfolio -- Class B                     SVS MFS Strategic Value Portfolio -- Class B
   Scudder Blue Chip Portfolio -- Class B                             SVS Oak Strategic Equity Portfolio -- Class B
   Scudder Conservative Income Strategy Portfolio -- Class B          SVS Turner Mid Cap Growth Portfolio -- Class B
   Scudder Fixed Income Portfolio -- Class B                       THE ALGER AMERICAN FUND
   Scudder Global Blue Chip Portfolio -- Class B                      Alger American Balanced Portfolio -- Class S Shares
   Scudder Government & Agency Securities Portfolio -- Class B        Alger American Leveraged AllCap Portfolio -- Class S Shares
   Scudder Growth & Income Strategy Portfolio -- Class B
--------------

(1)  Formerly INVESCO VIF -- Utilities Fund                        (2)  Formerly Credit Suisse Trust Global Post-Venture
                                                                        Capital Portfolio

We also offer variable annuity contracts that do not have Purchase Payment Credits, and therefore may have lower fees. Over time, the value of the Purchase Payment Credits could be more than offset by higher charges. You should carefully consider whether or not this Contract is the most appropriate investment for you.

The Contract, certain contract features and/or some of the funding options may not be available in all states.

This prospectus provides the information that you should know before investing in the Contract. Please keep this prospectus for future reference. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information ("SAI") dated May 2, 2005. We filed the SAI with the Securities and Exchange Commission ("SEC"), and it is incorporated by reference into this prospectus. To request a copy, write to Travelers Life & Annuity at One Cityplace, 3CP, Hartford, Connecticut 06103-3415, call 1-866-376-0389 or access the SEC's website (http://www.sec.gov). See Appendix C for the SAI's table of contents.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OF ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                          PROSPECTUS DATED MAY 2, 2005

                                TABLE OF CONTENTS

Glossary............................................... 3       Allocation of Annuity..................................52
Summary................................................ 5       Variable Annuity.......................................52
Fee Table.............................................. 9       Fixed Annuity..........................................52
Condensed Financial Information........................16    Payment Options...........................................53
The Annuity Contract...................................16       Election of Options....................................53
   Contract Owner Inquiries............................18       Annuity Options........................................53
   Purchase Payments...................................18       Variable Liquidity Benefit.............................53
   Purchase Payment Credits............................18    Miscellaneous Contract Provisions.........................54
   Accumulation Units..................................19       Right to Return........................................54
   The Variable Funding Options........................19       Termination............................................54
The Fixed Account......................................25       Required Reports.......................................54
Charges and Deductions.................................25       Suspension of Payments.................................54
   General.............................................25    The Separate Accounts.....................................55
   Withdrawal Charge...................................26       Performance Information................................55
   Free Withdrawal Allowance...........................27    Federal Tax Considerations................................56
   Transfer Charge.....................................27       General Taxation of Annuities..........................56
   Administrative Charges..............................27       Types of Contracts: Qualified and Non-qualified........56
   Mortality and Expense Risk Charge...................28       Qualified Annuity Contracts............................56
   Variable Liquidity Benefit Charge...................28         Taxation of Qualified Annuity Contracts..............56
   Enhanced Stepped-Up Provision Charge................28         Mandatory Distributions for Qualified Plans..........56
   Guaranteed Income Solution Benefit                           Non-qualified Annuity Contracts........................57
    Charge.............................................28         Diversification Requirements for
   Guaranteed Minimum Accumulation Benefit                          Variable Annuities.................................58
    Charge.............................................28         Ownership of the Investments.........................58
   Variable Funding Option Expenses....................28         Taxation of Death Benefit Proceeds...................58
   Premium Tax.........................................29       Other Tax Considerations...............................58
   Changes in Taxes Based upon                                    Treatment of Charges for Optional
     Premium or Value..................................29           Death Benefits.....................................58
Transfers..............................................29         Penalty Tax for Premature Distribution...............58
   Market Timng/Excessive Trading......................29         Puerto Rico Tax Considerations.......................58
   Dollar Cost Averaging...............................30         Non-Resident Aliens..................................59
Access to Your Money...................................31    Other Information.........................................59
   Systematic Withdrawals..............................31       The Insurance Companies................................59
Ownership Provisions...................................32       Financial Statements...................................60
   Types of Ownership..................................32       Distribution of Variable Annuity Contracts.............60
     Contract Owner....................................32       Conformity with State and Federal Laws.................61
     Beneficiary.......................................32       Voting Rights..........................................62
     Annuitant.........................................33       Restrictions on Financial Transactions.................62
Death Benefit..........................................33       Legal Proceedings and Opinions.........................62
   Death Proceeds before the Maturity Date.............33    Appendix A: Condensed Financial Information for
   Enhanced Stepped-Up Provision.......................35       Travelers Insurance Company: Separate Account
   Payment of Proceeds.................................36         Eleven..............................................A-1
   Spousal Contract Continuance........................37    Appendix B: Condensed Financial Information for
   Beneficiary Contract Continuance....................38       Travelers Life and Annuity Company: Separate
   Planned Death Benefit...............................38         Account Twelve......................................B-1
   Death Proceeds after the Maturity Date..............39    Appendix C: The Fixed Account............................C-1
 Living Benefits.......................................39    Appendix D: Nursing Home Waiver..........................D-1
   Guaranteed Income Solution Benefits.................39    Appendix E: Contents of the Statement
   Guaranteed Minimum Accumulation Benefit.............46       of Additional Information.............................E-1
The Annuity Period.....................................51
   Maturity Date.......................................51

                                    GLOSSARY

ACCUMULATION UNIT -- an accounting unit of measure used to calculate the value of this Contract before Annuity Payments begin.

ANNUITANT -- the person on whose life the Maturity Date and Annuity Payments depend.

ANNUITY PAYMENTS -- a series of periodic payments (a) for life; (b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor; or (d) for a fixed period.

ANNUITY UNIT -- an accounting unit of measure used to calculate the amount of Annuity Payments.

CASH SURRENDER VALUE -- the Contract Value less any withdrawal charge and premium tax not previously deducted.

CODE -- the Internal Revenue Code of 1986, as amended, and all related laws and regulations that are in effect during the term of this Contract.

CONTINGENT ANNUITANT -- the individual who becomes the Annuitant when the Annuitant who is not the owner dies prior to the Maturity Date.

CONTRACT DATE -- the date on which the Contract is issued.

CONTRACT OWNER (you) -- the person named in the Contract (on the specifications page) as the owner of the Contract.

CONTRACT VALUE -- Purchase Payments, plus any associated Purchase Payment Credits, plus or minus any investment experience on the amounts allocated to the variable funds or interest on amounts allocated to the Fixed Account, adjusted by any applicable charges and withdrawals.

CONTRACT YEARS -- twelve month periods beginning with the Contract Date.

DEATH REPORT DATE -- the day on which we have received 1) Due Proof of Death and
2) written payment instructions or election of spousal or beneficiary contract continuation.

DUE PROOF OF DEATH -- (i) a copy of a certified death certificate; (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (iii) a written statement by a medical doctor who attended the deceased; or (iv) any other proof satisfactory to us.

FIXED ACCOUNT -- an account that consists of all of the assets under this Contract other than those in the Separate Account.

HOME OFFICE -- the Home Office of The Travelers Insurance Company or The Travelers Life and Annuity Company or any other office that we may designate for the purpose of administering this Contract.

MATURITY DATE -- the date on which the Annuity Payments are to begin.

PAYMENT OPTION -- an annuity or income option elected under your Contract.

PURCHASE PAYMENT -- any premium paid by you to initiate or supplement this Contract.

PURCHASE PAYMENT CREDIT -- an amount credited to your Contract Value that equals a percentage of each Purchase Payment made.

QUALIFIED CONTRACT -- a contract used in a retirement plan or program that is intended to qualify under Sections 401, 403 or 408 of the Code.

SEPARATE ACCOUNT -- a segregated account registered with the Securities and Exchange Commission ("SEC"), the assets of which are invested solely in the Underlying Funds. The assets of the Separate Account are held exclusively for the benefit of Contract Owners.

SUBACCOUNT -- that portion of the assets of a Separate Account that is allocated to a particular Underlying Fund.

UNDERLYING FUND -- a portfolio of an open-end management investment company that is registered with the SEC in which the Subaccounts invest.

VALUATION DATE -- a date on which a Subaccount is valued.

VALUATION PERIOD -- the period between successive valuations.

VARIABLE FUNDING OPTION -- a Subaccount of the Separate Account that invests in an Underlying Fund.

WE, US, OUR -- The Travelers Insurance Company or The Travelers Life and Annuity Company.

WRITTEN REQUEST -- written information sent to us in a form and content satisfactory to us and received at our Home Office.

YOU, YOUR -- the Contract Owner.

                                    SUMMARY:
                        SCUDDER ADVOCATE REWARDS ANNUITY

THIS SUMMARY DETAILS SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. PLEASE READ THE ENTIRE PROSPECTUS CAREFULLY.

WHAT COMPANY WILL ISSUE MY CONTRACT? Your issuing company is either The Travelers Insurance Company or The Travelers Life and Annuity Company, ("the Company," "We" or "Us"). The Travelers Life and Annuity Company does not solicit or issue insurance products in the state of New York. Refer to your Contract for the name of your issuing company. Each company sponsors its own segregated account ("Separate Account"). The Travelers Insurance Company sponsors the TIC Separate Account Eleven for Variable Annuities ("Separate Account Eleven"); The Travelers Life and Annuity Company sponsors the TLAC Separate Account Twelve for Variable Annuities ("Separate Account Twelve"). When we refer to the Separate Account, we are referring to either Separate Account Eleven or Separate Account Twelve, depending upon your issuing Company.

You may only purchase a contract in states where the Contract has been approved for sale. The Contract may not currently be available for sale in all states.

CAN YOU GIVE ME A GENERAL DESCRIPTION OF THE CONTRACT? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the Variable Funding Options and/or to the Fixed Account that is part of our general account (the "Fixed Account"). We guarantee money directed to the Fixed Account as to principal and interest. The Variable Funding Options fluctuate with the investment performance of the Underlying Funds and are not guaranteed. You can also lose money in the Variable Funding Options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase (annuity period). During the accumulation phase generally, under a Qualified Contract, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a Non-qualified Contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (Annuity Payments) you receive during the payout phase.

During the payout phase, you may choose one of a number of annuity options. You may receive income payments from the Variable Funding Options and/or the Fixed Account. If you elect variable income payments, the dollar amount of your payments may increase or decrease. Once you choose one of the annuity options and begin to receive payments, it cannot be changed.

WHO CAN PURCHASE THIS CONTRACT? The Contract is currently available for use in connection with (1) individual non-qualified purchases; (2) rollovers from Individual Retirement Annuities (IRAs); (3) rollovers from other qualified retirement plans and (4) beneficiary-directed transfers of death proceeds from another contract. Qualified Contracts include contracts qualifying under Section 401(a), 403(b) or 408(b) of the Internal Revenue Code of 1986, as amended. Purchase of this Contract through a tax qualified retirement plan ("Plan") does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing this Contract for its death benefit, annuity option benefits, and other non-tax-related benefits.

You may purchase the Contract with an initial payment of at least $5,000. You may make additional payments of at least $500 at any time during the accumulation phase. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death proceeds.

On or after May 2, 2005, the Contract is available for purchase to owners and Annuitants age 80 or under as of the Contract Date. Before May 2, 2005, the Contract was available for purchase by owners and Annuitants age 85 or under as of the Contract Date.

The ages of the owner and Annuitant determine which death benefits and certain optional features are available to you. See The Annuity Contract section for more information.

CAN I EXCHANGE MY CURRENT ANNUITY CONTRACT FOR THIS CONTRACT? The Code generally permits you to exchange one annuity contract for another in a "tax-free exchange." Therefore, you can transfer the proceeds from another annuity contract to purchase this Contract. Before making an exchange to acquire this Contract, you should carefully compare this Contract to your current contract. You may have to pay a surrender charge under your current contract to exchange it for this Contract, and this Contract has its own surrender charges that would apply to you. The other fees and charges under this Contract may be higher or lower and the benefits may be different than those of your current contract. In addition, you may have to pay federal income or penalty taxes on the exchange if it does not qualify for tax-free treatment. You should not exchange another contract for this Contract unless you determine, after evaluating all the facts, the exchange is in your best interests. Remember that the person selling you the Contract generally will earn a commission on the sale.

IS THERE A RIGHT TO RETURN PERIOD? If you cancel the Contract within ten days after you receive it, you will receive a full refund of your Contract Value plus any contract charges and premium taxes you paid (but not fees and charges assessed by the Underlying Funds) minus any Purchase Payment Credits. Where state law requires a different right to return period, or the return of Purchase Payments, the Company will comply. You bear the investment risk on the Purchase Payment allocated to a Variable Funding Option during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, or longer if your state law permits, we will refund your full Purchase Payment minus any Purchase Payment Credits. During the remainder of the right to return period, we will refund your Contract Value (including charges we assessed) minus any Purchase Payment Credits. We will determine your Contract Value at the close of business on the day we receive a Written Request for a refund.

During the right to return period, you will not bear any contract fees associated with the Purchase Payment Credits. If you exercise your right to return, you will be in at least the same position as if you had exercised the right to return in a variable annuity contract with no Purchase Payment Credit. You would, however, receive any gains, and we would bear any losses attributable to the Purchase Payment Credits.

CAN YOU GIVE A GENERAL DESCRIPTION OF THE VARIABLE FUNDING OPTIONS AND HOW THEY OPERATE? The Variable Funding Options represent Subaccounts of the Separate Account. At your direction, the Separate Account, through its Subaccounts, uses your Purchase Payments to purchase shares of one or more of the Underlying Funds that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these Variable Funding Options.

You can transfer among the Variable Funding Options as frequently as you wish without any current tax implications. Currently there is no charge for transfers, nor a limit to the number of transfers allowed. We may, in the future, charge a fee for any transfer request, or limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other Contract Owners. You may transfer between the Fixed Account and the Variable Funding Options twice a year (during the 30 days after the six-month Contract Date anniversary), provided the amount is not greater than 15% of the Fixed Account value on that date. We also reserve the right to restrict transfers into the Fixed Account if the credited interest rate is equal to the minimum guaranteed interest rate specified under the Contract. Amounts previously transferred from the Fixed Account to the Variable Funding Options may not be transferred back to the Fixed Account for a period of at least six months from the date of the transfer.

WHAT EXPENSES WILL BE ASSESSED UNDER THE CONTRACT? The Contract has insurance features and investment features, and there are costs related to each. We deduct an administrative expense charge and a mortality and expense risk ("M&E") charge daily from amounts you allocate to the Separate Account. We deduct the administrative expense charge at an annual rate of 0.15% and deduct the M&E at an annual rate of 1.40% for the Standard Death Benefit, 1.55% for the Step-Up Death Benefit, and 1.75% for the Roll-Up Death Benefit. For Contracts with a value of less than $100,000, we also deduct an annual contract administrative charge of $40. Each Underlying Fund also charges for management costs and other expenses.

We will apply a withdrawal charge to withdrawals from the Contract, and will calculate it as a percentage of the Purchase Payments and any associated Purchase Payment Credits withdrawn. The maximum percentage is 8%, decreasing to 0% in Contract Year ten and later.

If you select the Enhanced Stepped-Up Provision ("E.S.P."), an additional 0.20% annually will be deducted from amounts in the Variable Funding Options. THIS PROVISION IS NOT AVAILABLE TO A CUSTOMER WHEN EITHER THE ANNUITANT OR OWNER IS AGE 76 OR OLDER ON THE RIDER EFFECTIVE DATE.

Upon annuitization, if the Variable Liquidity Benefit is selected, there is a maximum charge of 8% of the amounts withdrawn. Please refer to Payment Options for a description of this benefit.

If you elect a Guaranteed Minimum Withdrawal Benefit ("GMWB") rider, a charge will be deducted daily from amounts in the Variable Funding Options. There are several GMWB rider options, and the current charge for each rider, on an annual basis, is as follows: GMWB I: 0.40%; GMWB I Plus: 0.55%; GMWB II: 0.50%; GMWB II
Plus: 0.65%; and GMWB III: 0.25%. Your current charge will not change unless you are able to reset your benefits, at which time we may modify the charge, which will never exceed 1.00%.

If you select the Guaranteed Minimum Accumulation Benefit ("GMAB"), a charge equal to 0.40% annually will be deducted from amounts in the Variable Funding Options.

HOW WILL MY PURCHASE PAYMENTS AND WITHDRAWALS BE TAXED? Generally, the payments you make to a Qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your Purchase Payments, Purchase Payment Credits and on any earnings when you make a withdrawal or begin receiving Annuity Payments. Under a Non-qualified Contract, payments to the Contract are made with after-tax dollars, and any credits and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 591/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

For owners of Qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts.

HOW MAY I ACCESS MY MONEY? You can take withdrawals any time during the accumulation phase. Withdrawal charges may apply, as well as income taxes, and/or a penalty tax on amounts withdrawn.

WHAT IS THE DEATH BENEFIT UNDER THE CONTRACT? You may choose to purchase the Standard, Step-Up or Roll-Up Death Benefit. The death benefit applies upon the first death of the Contract Owner, joint owner, or Annuitant. Assuming you are the Annuitant, the death benefit is as follows: If you die before the Contract is in the payout phase, the person you have chosen as your beneficiary will receive a death benefit. We calculate the death benefit value at the close of the business day on which our Home Office receives (1) Due Proof of Death and
(2) written payment instructions or the election of spousal or beneficiary contract continuance. Please refer to the Death Benefit section in the prospectus for more details.

WHERE MAY I FIND OUT MORE ABOUT ACCUMULATION UNIT VALUES? The Condensed Financial Information in Appendix A or Appendix B to this prospectus provides more information about Accumulation Unit values.

ARE THERE ANY ADDITIONAL FEATURES? This Contract has other features you may be interested in. These include:

     o PURCHASE PAYMENT CREDITS. For Contracts issued between April 1, 2004 and June 30, 2005, if the Contract Owner or the Annuitant is age 80 or less at the time the payment is made, you will receive a Purchase Payment Credit equal to 6.0% of the Purchase Payment. For Contracts issued prior to April 1, 2004 and after June 30, 2005, if the Contract Owner or the Annuitant is age 80 or less at the time the payment is made, you will receive a Purchase Payment Credit equal to 4.5% of the Purchase Payment. The expenses for a contract with Purchase Payment Credits are higher than a similar contract without Purchase Payment Credits, and the additional expenses attributable to the credits may more than offset the amount of the Purchase Payment Credit.

     o DOLLAR COST AVERAGING. This is a program that allows you to invest a fixed amount of money in Variable Funding Options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

     o SYSTEMATIC WITHDRAWAL OPTION. Before the Maturity Date, you can arrange to have money sent to you at set intervals throughout the year. Of course, any applicable income and penalty taxes will apply on amounts withdrawn. Withdrawals in excess of the annual free withdrawal allowance may be subject to a withdrawal charge.

     o AUTOMATIC REBALANCING. You may elect to have the Company periodically reallocate the values in your Contract to match the rebalancing allocation selected.

     o MANAGED DISTRIBUTION PROGRAM. This program allows us to automatically calculate and distribute to you, in November of the applicable tax year, an amount that will satisfy the Internal Revenue Service's minimum distribution requirements imposed on certain contracts once the owner reaches age 701/2 or retires. These minimum distributions occur during the accumulation phase.

     o ENHANCED STEPPED-UP PROVISION ("E.S.P."). For an additional charge, the total death benefit payable may be increased based on the earnings in your Contract.

     o SPOUSAL CONTRACT CONTINUANCE (SUBJECT TO AVAILABILITY). If your spouse is named as an owner and/or beneficiary, and you die prior to the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. This feature applies to a spousal joint Contract Owner and/or beneficiary only.

     o BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES). If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the date of your death, that beneficiary(ies) may elect to continue his/her portion of the Contract rather than have the death benefit paid to the beneficiary.

     o GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("GMWB" OR "GUARANTEED INCOME SOLUTION"). For an additional charge, we will guarantee the periodic return of your investment. Under this benefit, we will pay you a percentage of your investment every year until your investment has been returned in full, regardless of market performance. Depending on when you elect to begin receiving payments and which GMWB rider you select, the maximum amount of your investment that you receive each year is 5% or 10%. When you add Purchase Payments to your Contract, we include them as part of the guarantee. In the future, however, we may discontinue including additional Purchase Payments as part of the guarantee. You may also purchase a version of this benefit that guarantees the periodic return of your Purchase Payments including any Purchase Payment Credits. The guarantee is subject to restrictions on withdrawals and other restrictions.

     o GUARANTEED MINIMUM ACCUMULATION BENEFIT ("GMAB"). For an additional charge, we will guarantee that your Contract Value will not be less than a minimum amount at the end of a specified number of years. The guaranteed amount is based on your Purchase Payments, including additional Purchase Payments you make within 12 months of electing the rider. Additional Purchase Payments made more than 12 months after you elect the rider will not increase the guaranteed amount. If your Contract Value is less than the minimum guaranteed amount on the Rider Maturity Date, we will apply additional amounts to increase your Contract Value so that it is equal to the guaranteed amount.

                                    FEE TABLE
--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer Contract Value between Variable Funding Options. Expenses shown do not include premium taxes, which may be applicable.

CONTRACT OWNER TRANSACTION EXPENSES

WITHDRAWAL CHARGE...................................................      8%(1)
(AS A PERCENTAGE OF THE PURCHASE PAYMENTS AND ANY ASSOCIATED
 PURCHASE PAYMENT CREDITS WITHDRAWN)

TRANSFER CHARGE....................................................       $10(2)
(ASSESSED ON TRANSFERS THAT EXCEED 12 PER YEAR)

VARIABLE LIQUIDITY BENEFIT CHARGE..................................       8%(3)
(AS A PERCENTAGE OF THE PRESENT VALUE OF THE REMAINING ANNUITY PAYMENTS THAT ARE SURRENDERED. THE INTEREST RATE USED TO CALCULATE THIS PRESENT VALUE IS 1% HIGHER THAN THE ASSUMED (DAILY) NET INVESTMENT FACTOR USED TO CALCULATE THE ANNUITY PAYMENTS.)

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Underlying Fund fees and expenses.

CONTRACT ADMINISTRATIVE CHARGES

ANNUAL CONTRACT ADMINISTRATIVE CHARGE..............................       $40(4)

--------------
(1) The withdrawal charge declines to zero after the Purchase Payment has been in the Contract for nine years. The charge is as follows:


               YEARS SINCE PURCHASE PAYMENT MADE          WITHDRAWAL CHARGE
           -------------------------------------------  ----------------------
           GREATER THAN OR EQUAL TO    BUT LESS THAN
           -------------------------- ----------------
                    0 years               3 years                8%
                    3 years               4 years                7%
                    4 years               5 years                6%
                    5 years               6 years                5%
                    6 years               7 years                4%
                    7 years               8 years                3%
                    8 years               9 years                2%
                   9 years+                                      0%

(2)  We do not currently assess the transfer charge.

(3) This withdrawal charge only applies when you surrender the Contract after beginning to receive Annuity Payments. The Variable Liquidity Benefit Charge declines to zero after nine years. The charge is as follows:

                 YEARS SINCE INITIAL PURCHASE PAYMENT    WITHDRAWAL CHARGE
           ------------------------------------------- ----------------------
           GREATER THAN OR EQUAL TO    BUT LESS THAN
           -------------------------  ----------------
                   0 years               3 years                8%
                   3 years               4 years                7%
                   4 years               5 years                6%
                   5 years               6 years                5%
                   6 years               7 years                4%
                   7 years               8 years                3%
                   8 years               9 years                2%
                   9 years+                                     0%

(4) We do not assess this charge if Contract Value is $100,000 or more on the fourth Friday of each August.

ANNUAL SEPARATE ACCOUNT CHARGES:
(AS A PERCENTAGE OF THE AVERAGE DAILY NET ASSETS OF THE SEPARATE ACCOUNT)

We will assess a minimum mortality and expense risk charge ("M&E") of 1.40% and a maximum administrative expense charge of 0.15% on all contracts. In addition, for optional features there is a 0.20% charge for E.S.P., a 0.40% charge for GMAB, a 0.40% charge for GMWB I, a 0.55% charge for GMWB I Plus, a 0.50% charge for GMWB II, a 0.65% charge for GMWB II Plus, and a 0.25% charge for GMWB III. Below is a summary of all charges that may apply, depending on the death benefit and optional features you select:

                                               STANDARD DEATH BENEFIT     STEP-UP DEATH BENEFIT     ROLL-UP DEATH BENEFIT
                                              -------------------------- ------------------------  ------------------------
Mortality and Expense Risk Charge..........             1.40%                     1.55%                     1.75%
Administrative Expense Charge..............             0.15%                     0.15%                     0.15%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
NO OPTIONAL FEATURES SELECTED..............             1.55%                     1.70%                     1.90%
Optional E.S.P. Charge.....................             0.20%                     0.20%                     0.20%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
E.S.P. ONLY SELECTED.......................             1.75%                     1.90%                     2.10%
Optional GMAB Charge.......................             0.40%                     0.40%                     0.40%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
GMAB ONLY SELECTED.........................             1.95%                     2.10%                     2.30%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
E.S.P. AND GMAB SELECTED(5)................             2.15%                     2.30%                     2.50%
Optional GMWB I Charge.....................             0.40%(6)                  0.40%(6)                  0.40%(6)
Optional GMWB I Plus Charge................             0.55%(6)                  0.55%(6)                  0.55%(6)
Optional GMWB II Charge....................             0.50%(6)                  0.50%(6)                  0.50%(6)
Optional GMWB II Plus Charge...............             0.65%(6)                  0.65%(6)                  0.65%(6)
Optional GMWB III Charge...................             0.25%                     0.25%                     0.25%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
GMWB I ONLY SELECTED.......................             1.95%                     2.10%                     2.30%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
GMWB I PLUS ONLY SELECTED..................             2.10%                     2.25%                     2.45%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
GMWB II ONLY SELECTED......................             2.05%                     2.20%                     2.40%

TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
GMWB II PLUS ONLY SELECTED.................             2.20%                     2.35%                     2.55%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
GMWB III ONLY SELECTED.....................             1.80%                     1.95%                     2.15%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
E.S.P. AND GMWB I SELECTED.................             2.15%                     2.30%                     2.50%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
E.S.P. AND GMWB I PLUS SELECTED............             2.30%                     2.45%                     2.65%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
E.S.P. AND GMWB II SELECTED................             2.25%                     2.40%                     2.60%

TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
E.S.P. AND GMWB II PLUS SELECTED...........             2.40%                     2.55%                     2.75%
TOTAL ANNUAL SEPARATE ACCOUNT CHARGES WITH
E.S.P. AND GMWB III SELECTED...............             2.00%                     2.15%                     2.35%

---------------------------------
(5)  GMAB and GMWB cannot both be elected.

(6) The maximum charge for GMWB I, GMWB I Plus, and GMWB II, and GMWB II Plus is 1.00%.

UNDERLYING FUND EXPENSES AS OF DECEMBER 31, 2004 (unless otherwise indicated):

The first table below shows the range (minimum and maximum) of the total annual operating expenses charged by all of the Underlying Funds, before any voluntary or contractual fee waivers and/or expense reimbursements. The second table shows each Underlying Fund's management fee, distribution and/or service fees (12b-1) if applicable, and other expenses. The Underlying Funds provided this information and we have not independently verified it. More detail concerning each Underlying Fund's fees and expenses is contained in the prospectus for each Underlying Fund. Current prospectuses for the Underlying Funds can be obtained by calling 1-866-376-0389.

MINIMUM AND MAXIMUM TOTAL ANNUAL UNDERLYING FUND OPERATING EXPENSES

                                                                         MINIMUM                        MAXIMUM
                                                                --------------------------     --------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Underlying Fund
assets, including management fees, distribution
and/or service fees (12b-1) fees, and other expenses.)....                0.67%                          1.88%

UNDERLYING FUND FEES AND EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                              DISTRIBUTION                              CONTRACTUAL FEE      NET TOTAL
                                                 AND/OR                  TOTAL ANNUAL       WAIVER            ANNUAL
                               MANAGEMENT    SERVICE (12B-1)    OTHER      OPERATING    AND/OR EXPENSE       OPERATING
UNDERLYING FUND:                  FEE             FEES        EXPENSES      EXPENSES     REIMBURSEMENT       EXPENSES
-----------------           -----------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE
FUNDS
   AIM V.I. Utilities Fund.      0.60%             --           0.41%        1.01%            --                 1.01%
CREDIT SUISSE TRUST
   Credit Suisse Trust
     Emerging Market
     Portfolio.............      1.25%             --           0.44%        1.69%            --                 --(1)(10)
   Credit Suisse Trust
     Global Small Cap
     Portfolio.............      1.25%             --           0.32%        1.57%            --                 --(1)(10)
DREYFUS INVESTMENT
   PORTFOLIO
   Dreyfus MidCap Stock
     Portfolio -- Service
     Shares*...............      0.75%            0.25%         0.03%        1.03%            --                 1.03%(2)
DREYFUS SOCIALLY
   RESPONSIBLE GROWTH
   FUND, INC.
   Dreyfus Socially
     Responsible Growth
     Fund, Inc. -- Service
     Shares*...............      0.75%            0.25%         0.06%        1.06%            --                 1.06%
SCUDDER INVESTMENT VIT
   FUNDS
   Scudder Real Estate
     Securities Portfolio
     -- Class B*...........      0.90%            0.25%         0.52%        1.67%           0.17%               1.50%(3)
SCUDDER VARIABLE SERIES I
   Capital Growth
     Portfolio -- Class B*.      0.47%            0.25%         0.16%        0.88%            --                 0.88%(4)
   Global Discovery
     Portfolio -- Class B*.      0.98%            0.25%         0.29%        1.52%           0.28%               1.24%(4)
   Growth and Income
     Portfolio -- Class B*.      0.48%            0.25%         0.16%        0.89%            --                 0.89%(4)
   Health Sciences
     Portfolio -- Class B*.      0.75%            0.25%         0.27%        1.27%            --                 1.27%(4)
   International Portfolio
     -- Class B*...........      0.87%            0.25%         0.26%        1.38%           0.01%               1.37%(4)
   Scudder Bond Portfolio
     -- Class B*...........      0.48%            0.25%         0.22%        0.95%            --                 0.95%(5)


                                              DISTRIBUTION                              CONTRACTUAL FEE      NET TOTAL
                                                 AND/OR                  TOTAL ANNUAL       WAIVER            ANNUAL
                               MANAGEMENT    SERVICE (12B-1)    OTHER      OPERATING    AND/OR EXPENSE       OPERATING
UNDERLYING FUND:                  FEE             FEES        EXPENSES      EXPENSES     REIMBURSEMENT       EXPENSES
-----------------           -----------------------------------------------------------------------------------------------
SCUDDER VARIABLE SERIES II
   Scudder Aggressive
     Growth Portfolio --
     Class B*..............      0.75%            0.25%         0.41%        1.41%           0.06%               1.35%(8)
   Scudder Blue Chip
     Portfolio -- Class B*.      0.65%            0.25%         0.18%        1.08%            --                 1.08%(8)
   Scudder Conservative
     Income Strategy
     Portfolio -- Class B*.      0.15%            0.25%         0.41%        0.81%           0.06%               0.75%(6)
   Scudder Fixed Income
     Portfolio -- Class B*.      0.60%            0.25%         0.18%        1.03%            --                 1.03%(8)
   Scudder Global Blue
     Chip Portfolio --
     Class B*..............      1.00%            0.25%         0.59%        1.84%            --                 1.84%(8)
   Scudder Government &
     Agency Securities
     Portfolio -- Class B*.      0.55%            0.25%         0.20%        1.00%            --                 1.00%
   Scudder Growth & Income
     Strategy Portfolio --
     Class B*..............      0.15%            0.25%         0.41%        0.81%           0.06%               0.75%(6)
   Scudder Growth Strategy
     Portfolio -- Class B*.      0.15%            0.25%         0.41%        0.81%           0.06%               0.75%(6)
   Scudder High Income
     Portfolio -- Class B*.      0.60%            0.25%         0.21%        1.06%            --                 1.06%
   Scudder Income & Growth
     Strategy Portfolio --
     Class B*..............      0.15%            0.25%         0.41%        0.81%           0.06%               0.75%(6)
   Scudder International
     Select Equity
     Portfolio -- Class B*.      0.75%            0.25%         0.28%        1.28%            --                 1.28%
   Scudder Large Cap Value
     Portfolio -- Class B*.      0.75%            0.25%         0.18%        1.18%            --                 1.18%(8)
   Scudder Mercury Large
     Cap Core Portfolio*...      0.90%            0.25%         0.35%        1.50%           0.30%               1.20%(7)
   Scudder Money Market
     Portfolio -- Class B*.      0.49%            0.25%         0.17%        0.91%            --                 0.91%
   Scudder Small Cap
     Growth Portfolio --
     Class B*..............      0.65%            0.25%         0.20%        1.10%            --                 1.10%
   Scudder Strategic
     Income Portfolio --
     Class B*..............      0.65%            0.25%         0.32%        1.22%            --                 1.22%(8)
   Scudder Technology
     Growth Portfolio --
     Class B*..............      0.75%            0.25%         0.22%        1.22%            --                 1.22%(8)
   Scudder Templeton
     Foreign Value
     Portfolio*............      0.95%            0.25%         0.40%        1.60%           0.26%               1.34%(7)
   Scudder Total Return
     Portfolio -- Class B*.      0.55%            0.25%         0.17%        0.97%            --                 0.97%
   SVS Davis Venture Value
     Portfolio -- Class B*.      0.95%            0.25%         0.24%        1.44%            --                 1.44%(8)
   SVS Dreman Financial
     Services Portfolio --
     Class B*..............      0.75%            0.25%         0.22%        1.22%            --                 1.22%(8)
   SVS Dreman High Return
     Equity Portfolio --
     Class B*..............      0.73%            0.25%         0.18%        1.16%            --                 1.16%(8)
   SVS Dreman Small Cap
     Value Portfolio --
     Class B*..............      0.75%            0.25%         0.16%        1.16%            --                 1.16%(8)
   SVS Index 500 Portfolio
     -- Class B*...........      0.20%            0.25%         0.22%        0.67%           0.04%               0.63%(10)
   SVS INVESCO Dynamic
     Growth Portfolio --
     Class B*..............      1.00%            0.25%         0.63%        1.88%           0.18%               1.70%(8)


                                              DISTRIBUTION                              CONTRACTUAL FEE      NET TOTAL
                                                 AND/OR                  TOTAL ANNUAL       WAIVER            ANNUAL
                               MANAGEMENT    SERVICE (12B-1)    OTHER      OPERATING    AND/OR EXPENSE       OPERATING
UNDERLYING FUND:                  FEE             FEES        EXPENSES      EXPENSES     REIMBURSEMENT       EXPENSES
-----------------           -----------------------------------------------------------------------------------------------
   SVS Janus Growth And          0.75%            0.25%         0.24%        1.24%            --                 1.24%(8)
     Income Portfolio --
     Class B*..............
   SVS Janus Growth
     Opportunities
     Portfolio -- Class B*.      0.75%            0.25%         0.25%        1.25%            --                 1.25%(8)
   SVS MFS Strategic Value
     Portfolio -- Class B*.      0.95%            0.25%         0.59%        1.79%           0.24%               1.55%(8)
   SVS Oak Strategic
     Equity Portfolio --
     Class B*..............      0.95%            0.25%         0.29%        1.49%            --                 1.49%(8)
   SVS Turner Mid Cap
     Growth Portfolio --
     Class B*..............      1.00%            0.25%         0.31%        1.56%            --                 1.56%(8)
THE ALGER AMERICAN FUND
   Alger American Balanced
     Portfolio -- Class S
     Shares*...............      0.75%            0.25%         0.12%        1.12%            --                 1.12%
   Alger American
     Leveraged AllCap
     Portfolio -- Class S
     Shares*...............      0.85%            0.25%         0.12%        1.22%            --                 1.22%

--------------
* The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).

NOTES

(1) Fee waivers and or expense reimbursements reduced expenses for the Portfolio, without which the performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

(2) The Dreyfus Corporation has agreed, until December 31, 2005, to waive of its receipt of its fees and/or assume the expenses of the portfolio so that the expenses do not (excluding taxes, brokerage commissions, extraordinary expenses, interest expenses and commitment fees on borrowings) exceed of 1.00%.

(3) Pursuant to their respective agreements with Scudder VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to 1.50% for Class B shares.

(4) Pursuant to their respective agreements with Scudder Variable Series I, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the following described portfolios to the amounts set forth after the portfolio names, B share classes: Scudder Capital Growth (1.08%), Scudder Global Discovery (1.24%), Scudder Growth and Income (1.09%), Scudder International (1.37%), and Scudder Health Sciences (1.35%).

(5)  Estimated since no Class B shares were issued as of December 31, 2004.

(6) Pursuant to their respective agreements with Scudder Variable Series II, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the following described Portfolios to the amounts set forth after the Portfolio names for the B share-classes:
     Scudder Conservative Income Strategy (0.75%), Scudder Growth & Income Strategy (0.75%), Scudder Growth Strategy (0.75%), Scudder Income & Growth Strategy (0.75%). Other expenses are estimated since the Portfolio had less than six months of operations during the last fiscal year. Actual expenses will be different. This table describes the fees and expenses that you may directly pay if you buy and hold Portfolio shares. The Portfolio will also indirectly bear its proportionate share of fees and expenses incurred by the underlying Portfolios in which the Portfolio is invested. These indirect fees and expenses are not reflected in the table above.

(7) Pursuant to their respective agreements with Scudder Variable Series II, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the following described Portfolios to the amounts set forth after the Portfolio names, and B share-classes: Scudder Templeton Foreign Value (1.34%) and Scudder Mercury Large Cap Core (1.20%). Other expenses are estimated since the Portfolio had less than six months of operations during the last fiscal year. Actual expenses will be different.

(8) Pursuant to their respective agreements with Scudder Variable Series II, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the following described portfolios to the amounts set forth after the portfolio names for the class B shares: SVS MFS Strategic Value (1.55%), SVS Invesco Dynamic Growth (1.70%), SVS Turner Mid Cap Growth (1.70%), SVS Oak Strategic Equity (1.55%), SVS Davis Venture Value (1.55%), SVS Dreman High Return Equity (1.27%), SVS Dreman Financial Services (1.39% ), SVS Janus Growth Opportunities (1.55%), SVS Janus Growth and Income (1.55%), Scudder Aggressive Growth (1.35%), Scudder Technology Growth (1.35%), Scudder Large Cap Value (1.20%), SVS Dreman Small Cap Value (1.24%), Scudder Fixed Income (1.20%), Scudder Strategic Income (1.30%), Scudder Blue Chip (1.35%), and Scudder Global Blue Chip (1.96%).

(9) Pursuant to their respective agreements with Scudder Variable Series II, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the following described portfolios to the amounts set forth after the portfolio names for the class B shares: SVS Index 500 (0.627%). Management fees have been restated to reflect the new fee schedule effective October 31, 2004.

(10) The table below shows the amount of the waiver or reimbursement and the net total annual operating expenses for underlying funds that have entered into a voluntary fee waiver and/or expense reimbursement arrangement. The net total annual operating expense figure reflects the fee waivers and/or expense reimbursements that were in effect as of the underlying fund's fiscal year. However, as these arrangements are voluntary, they may be changed or terminated at any time, in which case the underlying fund would be subject to different net total annual operating expenses. Without such waivers performance would be lower.

                                                                                     VOLUNTARY FEE
                                                                                     WAIVER AND/OR
                                                                                        EXPENSE             NET TOTAL ANNUAL
      FUNDING OPTION                                                                 REIMBURSEMENT         OPERATING EXPENSES
                                                                                 ----------------------    --------------------
      Credit Suisse Trust Emerging Market Portfolio........................              0.29%                    1.40%
      Credit Suisse Trust Global Small Cap Portfolio.......................              0.17%                    1.40%

EXAMPLES

These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, contract fees, separate account annual expenses, and Underlying Fund total annual operating expenses. These examples do not represent past or future expenses. Your actual expenses may be more or less than those shown.

These examples assume that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The examples reflect the annual contract administrative charge, factoring in that the charge is waived for contracts over a certain value. Additionally, the examples are based on the minimum and maximum Underlying Fund total annual operating expenses shown above, and do not reflect any Underlying Fund fee waivers and/or expense reimbursements.

The examples assume you have allocated all of your Contract Value to either the Underlying Fund with the maximum total annual operating expenses or the Underlying Fund with the minimum total annual operating expenses. In each example, your actual expenses will be less than those shown if you do not elect all of the available optional benefits. The GMAB and GIS cannot both be elected.

EXAMPLE 1 -- This example assumes that you have elected the most expensive death benefit option, the E.S.P. optional death benefit and a Guaranteed Minimum Withdrawal Benefit (assuming the maximum 1.00% charge applies).

                                                                                     IF CONTRACT IS NOT SURRENDERED OR
                                            IF CONTRACT IS SURRENDERED AT THE         ANNUITIZED AT THE END OF PERIOD
                                                  END OF PERIOD SHOWN:                             SHOWN:
                                          --------------------------------------    -------------------------------------
FUNDING OPTION                            1 YEAR    3 YEARS   5 YEARS   10 YEARS    1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------                          ------    -------   -------   --------    ------   -------   -------   --------
Underlying Fund with Maximum Total
Annual Operating Expenses...........       1301      2303     3105        5009       501      1503      2505       5009
Underlying Fund with Minimum Total
Annual Operating Expenses...........       1182      1961     2559        4038       382      1161      1959       4038

EXAMPLE 2 -- This example assumes that you have elected the most expensive death benefit option, the E.S.P. optional death benefit and the Guaranteed Minimum Withdrawal Benefit I ("GMWB I") (assuming the current 0.40% charge applies).

                                                                                     IF CONTRACT IS NOT SURRENDERED OR
                                            IF CONTRACT IS SURRENDERED AT THE         ANNUITIZED AT THE END OF PERIOD
                                                  END OF PERIOD SHOWN:                             SHOWN:
                                          --------------------------------------    -------------------------------------
FUNDING OPTION                            1 YEAR    3 YEARS   5 YEARS   10 YEARS    1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------                          ------    -------   -------   --------    ------   -------   -------   --------
Underlying Fund with Maximum Total
Annual Operating Expenses...........       1242      2135     2839        4544       442      1335      2239       4544
Underlying Fund with Minimum Total
Annual Operating Expenses...........       1123      1787     2275        3505       323      987       1675       3505

EXAMPLE 3 -- This example assumes that you have elected the most expensive death benefit option, the E.S.P. optional death benefit and the Guaranteed Minimum Withdrawal Benefit I Plus ("GMWB I Plus") (assuming the current 0.55% charge applies).

                                                                                     IF CONTRACT IS NOT SURRENDERED OR
                                            IF CONTRACT IS SURRENDERED AT THE         ANNUITIZED AT THE END OF PERIOD
                                                  END OF PERIOD SHOWN:                             SHOWN:
                                          --------------------------------------    -------------------------------------
FUNDING OPTION                            1 YEAR    3 YEARS   5 YEARS   10 YEARS    1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------                          ------    -------   -------   --------    ------   -------   -------   --------
Underlying Fund with Maximum Total
Annual Operating Expenses..........      1257      2178       2906       4663       457       1378      2306       4663
Underlying Fund with Minimum Total
Annual Operating Expenses..........      1138      1831       2346       3642       338       1031      1746       3642

EXAMPLE 4 -- This example assumes that you have elected the most expensive death benefit option, the E.S.P. optional death benefit and the Guaranteed Minimum Withdrawal Benefit II ("GMWB II") (assuming the current 0.50% charge applies).

                                                                                     IF CONTRACT IS NOT SURRENDERED OR
                                            IF CONTRACT IS SURRENDERED AT THE         ANNUITIZED AT THE END OF PERIOD
                                                  END OF PERIOD SHOWN:                             SHOWN:
                                          --------------------------------------    -------------------------------------
FUNDING OPTION                            1 YEAR    3 YEARS   5 YEARS   10 YEARS    1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------                          ------    -------   -------   --------    ------   -------   -------   --------
Underlying Fund with Maximum Total
Annual Operating Expenses..........      1252      2163       2884       4623       452       1363      2284       4623
Underlying Fund with Minimum Total
Annual Operating Expenses..........      1133      1816       2322       3596       333       1016      1722       3596

EXAMPLE 5 -- This example assumes that you have elected the most expensive death benefit option, the E.S.P. optional death benefit and the Guaranteed Minimum Withdrawal Benefit II Plus ("GMWB II Plus ") (assuming the current 0.65% charge applies).

                                                                                     IF CONTRACT IS NOT SURRENDERED OR
                                            IF CONTRACT IS SURRENDERED AT THE         ANNUITIZED AT THE END OF PERIOD
                                                  END OF PERIOD SHOWN:                             SHOWN:
                                          --------------------------------------    -------------------------------------
FUNDING OPTION                            1 YEAR    3 YEARS   5 YEARS   10 YEARS    1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------                          ------    -------   -------   --------    ------   -------   -------   --------
Underlying Fund with Maximum Total
Annual Operating Expenses..........      1267      2206       2951       4742       467       1406      2351       4742
Underlying Fund with Minimum Total
Annual Operating Expenses..........      1148      1860       2394       3731       348       1060      1794       3731

EXAMPLE 6 -- This example assumes that you have elected the most expensive death benefit option, the E.S.P. optional death benefit and the Guaranteed Minimum Withdrawal Benefit III ("GMWB III") (assuming the current 0.25% charge applies).

                                                                                     IF CONTRACT IS NOT SURRENDERED OR
                                            IF CONTRACT IS SURRENDERED AT THE         ANNUITIZED AT THE END OF PERIOD
                                                  END OF PERIOD SHOWN:                             SHOWN:
                                          --------------------------------------    -------------------------------------
FUNDING OPTION                            1 YEAR    3 YEARS   5 YEARS   10 YEARS    1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------                          ------    -------   -------   --------    ------   -------   -------   --------
Underlying Fund with Maximum Total        1228     2093       2771       4422       428       1293      2171       4422
Annual Operating Expenses...........
Underlying Fund with Minimum Total
Annual Operating Expenses...........     1108      1743       2202       3366       308       943       1602       3366


EXAMPLE 7 -- This example assumes that you have elected the most expensive death benefit option, the E.S.P. optional death benefit and the Guaranteed Minimum Accumulation Benefit.

                                                                                     IF CONTRACT IS NOT SURRENDERED OR
                                            IF CONTRACT IS SURRENDERED AT THE         ANNUITIZED AT THE END OF PERIOD
                                                  END OF PERIOD SHOWN:                             SHOWN:
                                          --------------------------------------    -------------------------------------
FUNDING OPTION                            1 YEAR    3 YEARS   5 YEARS   10 YEARS    1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------                          ------    -------   -------   --------    ------   -------   -------   --------
Underlying Fund with Maximum Total
Annual Operating Expenses ..........      1242      2135      2839       4544       442       1335       2239      4544
Underlying Fund with Minimum Total
Annual Operating Expenses ..........      1123      1787      2275       3505       323       987        1675      3505


                         CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

See Appendices A and B.

                              THE ANNUITY CONTRACT
--------------------------------------------------------------------------------

Scudder Advocate Rewards Annuity is a contract between the Contract Owner ("you") and the Company. This is the prospectus -- it is not the Contract. The prospectus highlights many contract provisions to focus your attention on the Contract's essential features. Your rights and obligations under the Contract will be determined by the language of the Contract itself. When you receive your Contract, we suggest you read it promptly and carefully. There may be differences in your Contract from the descriptions in this prospectus because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

The Company offers several different annuities that your investment professional may be authorized to offer to you. Each annuity offers different features and benefits that may be appropriate for you. In particular, the annuities differ based on variations in the standard and optional death benefit protection provided for your beneficiaries, the availability of optional living benefits, the ability to access your Contract Value if necessary and the charges that you will be subject to if you make a withdrawal or surrender the annuity. The separate account charges and other charges may be different between each annuity we offer. Optional death benefits and living benefits are subject to a separate charge for the additional protections they offer to you and your beneficiaries. Furthermore, annuities that offer greater flexibility to access your Contract Value generally are subject to higher separate account charges than annuities that deduct charges if you make a withdrawal or surrender.

We encourage you to evaluate the fees, expenses, benefits and features of this annuity against those of other investment products, including other annuity products offered by us and other insurance companies. Before purchasing this or any other investment product you should consider whether the product you purchase is consistent with your risk tolerance, investment objectives, investment time horizon, financial and tax situation, liquidity needs and how you intend to use the annuity.

You make Purchase Payments to us and we credit them to your Contract. We promise to pay you an income, in the form of Annuity Payments, beginning on a future date that you choose, the Maturity Date. The Purchase Payments accumulate tax deferred in the funding options of your choice. We offer multiple Variable Funding Options. We may also offer a Fixed Account option. Where permitted by law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract. The Contract Owner assumes the risk of gain or loss according to the performance of the Variable Funding Options. The Contract Value is the amount of Purchase Payments and any associated Purchase Payment Credits, plus or minus any investment experience on the amounts you allocate to the Separate Account ("Separate Account Contract Value") or interest on the amounts you allocate to the Fixed Account ("Fixed Account Contract Value"). The Contract Value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the Maturity Date the Contract Value will equal or exceed the total Purchase Payments made under the Contract. The date the Contract and its benefits become effective is referred to as the Contract Date. Each 12-month period following the Contract Date is called a Contract Year.

Certain changes and elections must be made in writing to the Company. Where the term "Written Request" is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

On and after May 2, 2005, the Contract is not available for purchase if the proposed owner or Annuitant is age 81 or older.

The ages of the owner and Annuitant determine which death benefits and certain optional features are available to you.

                                                             MAXIMUM AGE BASED ON THE OLDEST OF THE OWNER,
      DEATH BENEFIT/OPTIONAL FEATURE                         JOINT OWNER, OR ANNUITANT ON THE CONTRACT DATE
      -----------------------------------------------    -------------------------------------------------------
      Standard Death Benefit                                                       80
      Annual Step Up Death Benefit                                                 79
      5% Roll Up Death Benefit                                                     75
      Enhanced Stepped-Up Provision (E.S.P)                                        75

Since optional death benefits carry higher charges, you should consider the ages of the owner and Annuitant when electing these benefits, as the additional value provided by the benefit may be significantly reduced or eliminated depending on the ages of the owner and Annuitant at the time of election.

Purchase of this Contract through a tax qualified retirement plan or IRA does not provide any additional tax deferral benefits beyond those provided by the plan or the IRA. Accordingly, if you are purchasing this Contract through a plan or IRA, you should consider purchasing this Contract for its death benefit, annuity option benefits, and other non-tax-related benefits. You should consult with your financial adviser to determine if this Contract is appropriate for you.

CONTRACT OWNER INQUIRIES

Any questions you have about your Contract should be directed to our Home Office at 1-866-376-0389.

PURCHASE PAYMENTS

Your initial Purchase Payment is due and payable before the Contract becomes effective. The initial Purchase Payment must be at least $5,000. You may make additional payments of at least $500 at any time. No additional payments are allowed if this Contract is purchased with a beneficiary-directed transfer of death benefit proceeds. Under certain circumstances, we may waive the minimum Purchase Payment requirement. Initial Purchase Payments plus the total of any subsequent Purchase Payments may total more than $1,000,000 only with our prior consent. We may restrict Purchase Payments into the Fixed Account whenever the current credited interest rate for the Fixed Account is equal to the minimum guaranteed rate specified in your Contract.

We will apply the initial Purchase Payment less any applicable premium tax within two business days after we receive it at our Home Office with a properly completed application or order request. If your request or other information accompanying the initial Purchase Payment is incomplete when received, we will hold the Purchase Payment for up to five business days. If we cannot obtain the necessary information within five business days, we will return the Purchase Payment in full, unless you specifically consent for us to keep it until you provide the necessary information.

We will credit any subsequent Purchase Payment to a Contract on the same business day we receive it, if it is received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

PURCHASE PAYMENT CREDITS

For Contracts issued between April 1, 2004 and June 30, 2005, for each Purchase Payment you make, we will add a credit to your Contract Value whenever the greater age of the Contract Owner or Annuitant is 80 or less at the time the Purchase Payment is received. This credit will equal 6.0% of the Purchase Payment.

For Contracts issued prior to April 1, 2004, and after June 30, 2005, for each Purchase Payment you make, we will add a credit to your Contract Value whenever the greater age of the Contract Owner or Annuitant is 80 or less at the time the Purchase Payment is received. This credit will equal 4.5% of the Purchase Payment.

We will apply the Purchase Payment Credit to the funding options in the same ratio as the applicable Purchase Payment.

We will deduct the Purchase Payment Credit from any refunds made if:

     (a)  you return your Contract during the right to return period;

     (b) you (or the Annuitant, with no Contingent Annuitant surviving) die during the 12 months following the application of any Purchase Payment Credit; or

     (c) you surrender or terminate your Contract within 12 months after the application of any Purchase Payment Credit.

NOTE: We have applied to the SEC for permission to deduct the credit from refunds made under (b) or (c) for Purchase Payment Credits added to your Contract Value. Until the permission is granted, we will not deduct Purchase Payment Credits in such circumstances. The application for exemptive relief (File No. 812-13042) was filed on July 29, 2003.

If you return your Contract during the right to return period under (a), the amount we return to you will include any investment gains on the credit during the right to return period. However, if you have investment losses on the credit during the right to return period, we will recover the original amount of the credit. When we determine the amount of Purchase Payment Credits to deduct from any refund amount or death benefit under (b) or (c), we will not include a credit's investment gains or losses.

You should know that over time, particularly in a positive market, the costs associated with the Purchase Payment Credits may exceed the sum of the Purchase Payment Credits and related earnings. You should consider this possibility before purchasing the Contract.

Purchase Payment Credits are not included in your Remaining Benefit Base if you elect the Guaranteed Income Solution (also called "GMWB"). Purchase Payment Credits are included in your Remaining Benefit Base if you elect the Guaranteed Income Solution Plus (also called "GMWB II). Please refer to the description of the Guaranteed Income Solution Benefits for more information. Purchase Payment Credits are not included in your Base Calculation Amount under the GMAB. Please refer to the description of GMAB for more information.

ACCUMULATION UNITS

The period between the Contract Date and the Maturity Date is the accumulation period. During the accumulation period, an Accumulation Unit is used to calculate the value of a Contract. Each funding option has a corresponding Accumulation Unit value. The Accumulation Units are valued each business day and their values may increase or decrease from day to day. The daily change in value of an Accumulation Unit each day is based on the investment performance of the corresponding Underlying Fund, and the deduction of separate account charges shown in the Fee Table in this prospectus. The number of Accumulation Units we will credit to your Contract once we receive a Purchase Payment is determined by dividing the amount directed to each funding option by the value of its Accumulation Unit. Normally, we calculate the value of an Accumulation Unit for each funding option as of the close of regular trading (generally 4:00 p.m., Eastern Time) each day the New York Stock Exchange is open. After the value is calculated, we credit your Contract. During the annuity period (i.e., after the Maturity Date), you are credited with Annuity Units.

THE VARIABLE FUNDING OPTIONS

You choose the Variable Funding Options to which you allocate your Purchase Payments. These Variable Funding Options are Subaccounts of the Separate Account. The Subaccounts invest in the Underlying Funds. You are not investing directly in the Underlying Fund. Each Underlying Fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These Underlying Funds are not publicly traded and are offered only through variable annuity and variable life insurance products. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Underlying Fund, and Contract Owners should not compare the two.

The Underlying Funds offered though this product are selected by the Company based on several criteria, including asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor the Company considers during the initial selection process is whether the Underlying Fund or an affiliate of the Underlying Fund will compensate the Company for providing administrative, marketing, and support services that would otherwise be provided by the Fund, the Fund's investment advisor, or its distributor. Finally, when the Company develops a variable annuity product in cooperation with a fund family or distributor (e.g. a "private label" product), the Company will generally include Underlying Funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from the Company's selection criteria.

Each Underlying Fund is reviewed periodically after having been selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments to an Underlying Fund if the Company determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant contract owner assets.

In addition, if any of the Underlying Funds become unavailable for allocating Purchase Payments, or if we believe that further investment in an Underlying Fund is inappropriate for the purposes of the Contract, we may substitute another funding option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new funding options available.

You will find detailed information about the Underlying Funds and their inherent risks in the current prospectuses for the Underlying Funds. Since each option has varying degrees of risk, please read the prospectuses carefully. There is no assurance that any of the Underlying Funds will meet its investment objectives. Contact your registered representative or call 1-800-842-9406 to request copies of the prospectuses.

ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. As described above, the Company and TDLLC have arrangements with the investment adviser, subadviser, distributor, and/or affiliated companies of most of the Underlying Funds under which the Company and TDLLC receive payments in connection with our provision of administrative, marketing or other support services to the Funds. Proceeds of these payments may be used for any corporate purpose, including payment of expenses that the Company and TDLLC incur in promoting, issuing, distributing and administering the contracts. The Company and its affiliates may profit from these fees.

The payments are generally based on a percentage of the average assets of each Underlying Fund allocated to the Variable Funding Options under the Contract or other contracts offered by the Company. The amount of the fee that an Underlying Fund and its affiliates pay the Company and/or the Company's affiliates is negotiated and varies with each Underlying Fund. Aggregate fees relating to the different Underlying Funds may be as much as 0.65% of the average net assets of an Underlying Fund attributable to the relevant contracts. A portion of these payments may come from revenue derived from the Distribution and/or Service Fees (12b-1 fees) that are paid by an Underlying Fund out its assets as part of its Total Annual Operating Expenses.

The current Underlying Funds are listed below, along with their investment advisers and any subadviser:

               FUNDING                                   INVESTMENT                               INVESTMENT
                OPTION                                   OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------   -----------------------------------------   ------------------------------------
AIM VARIABLE INSURANCE FUNDS
   AIM V.I. Utilities Fund                Seeks capital growth. Also seeks            INVESCO Funds Group, Inc.
                                          current income. The Fund normally
                                          invests in equity securities and
                                          equity-related instruments of companies
                                          engaged in the utilities-related
                                          industries.
CREDIT SUISSE TRUST
   Credit Suisse Trust Emerging           Seeks long term growth of capital. The      Credit Suisse Asset Management, LLC
     Market Portfolio                     Fund normally invests in equity             Subadviser: Credit Suisse Asset
                                          securities of companies located in, or      Management Limited (U.K.),
                                          conducting a majority of their              (Australia)
                                          business, in emerging markets.
   Credit Suisse Trust Global Small       Seeks long-term growth of capital. The      Credit Suisse Asset Management, LLC
     Cap Portfolio                        Fund normally invests in equity             Subadviser: Credit Suisse Asset
                                          securities of post-venture-capital          Management Limited (U.K.),
                                          companies of any size from at least         (Australia)
                                          three countries, including the U.S.
DREYFUS INVESTMENT PORTFOLIO
   Dreyfus MidCap Stock Portfolio --      Seeks investment results that are           The Dreyfus Corporation
     Service Shares                       greater than the total return
                                          performance of publicly traded common
                                          stocks of medium-sized domestic
                                          companies in the aggregate, as
                                          represented by the S&P MidCap 400
                                          Index. The Fund normally invests in
                                          growth and value stocks of mid-size
                                          companies that are chosen through a
                                          disciplined investment process.
DREYFUS SOCIALLY RESPONSIBLE GROWTH
FUND, INC.
   Dreyfus Socially Responsible           Seeks capital growth with current           The Dreyfus Corporation
     Growth Fund, Inc. -- Service         income as a secondary objective. The
     Shares                               Fund normally invests in the common
                                          stocks of companies that, in the
                                          opinion of the Fund's management, meet
                                          traditional investment standards and
                                          conduct their business in a manner
                                          that contributes to the enhancement of
                                          the quality of life in America.
SCUDDER INVESTMENT VIT FUNDS
   Scudder Real Estate Securities         This Portfolio is designed for              Deutsche Asset Management, Inc.
     Portfolio -- Class B                 investors interested in an investment
                                          that seeks long-term capital
                                          appreciation and current income
                                          through investment in real estate
                                          securities. The Portfolio's investment
                                          objectives are long-term capital
                                          appreciation and current income.


               FUNDING                                   INVESTMENT                               INVESTMENT
                OPTION                                   OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------   -----------------------------------------   ------------------------------------
SCUDDER VARIABLE SERIES I
   Capital Growth Portfolio -- Class B    Seeks to maximize long-term capital         Deutsche Investment Management
                                          growth through a broad and flexible         Americas Inc.
                                          investment program. The portfolio
                                          invests at least 65% of total assets in
                                          common stocks of US companies. Although
                                          the portfolio can invest in companies
                                          of any size, it generally focuses on
                                          established companies that are similar
                                          in size in the S&P 500 Index or the
                                          Russell 1000 Growth Index.
   Global Discovery Portfolio --          Seeks above-average capital                 Deutsche Investment Management
     Class B                              appreciation over the long term. The        Americas Inc.
                                          portfolio invests at least 65% of
                                          total assets in common stocks and
                                          other equities of small companies
                                          throughout the world (companies with
                                          market values similar to the smallest
                                          20% of the Citigroup Broad Market
                                          Index).
   Growth and Income Portfolio --         Seeks long-term growth of capital,          Deutsche Investment Management
     Class B                              current income and growth of income.        Americas Inc.
                                          The portfolio invests at least 65% of
                                          total assets in equities, mainly
                                          common stocks. Although the portfolio
                                          can invest in companies of any size
                                          and from any country, it invests
                                          primarily in large US companies.
   Health Sciences Portfolio -- Class B   Under normal circumstances, the             Deutsche Investment Management
                                          portfolio seeks long-term growth of         Americas Inc.
                                          capital by investing at least 80% of
                                          total assets, plus the amount of any
                                          borrowings for investment purposes in
                                          common stocks in the health care
                                          sector.
   International Portfolio -- Class B     Seeks long-term growth of capital           Deutsche Investment Management
                                          primarily through diversified holdings      Americas Inc.
                                          of marketable foreign equity                Subadviser: Deutsche Asset
                                          investments. The portfolio invests          Management Services Ltd.
                                          primarily in common stocks of
                                          established companies listed on foreign
                                          exchanges, which the portfolio
                                          management team believes have favorable
                                          characteristics.
   Scudder Bond Portfolio -- Class B      The portfolio seeks to provide a high       Deutsche Investment Management
                                          level of income consistent with a high      Americas Inc.
                                          quality portfolio of debt securities.       Subadviser: Deutsche Asset
                                          Under normal circumstances, the             Management Services Ltd.
                                          portfolio invests at least 80% of net
                                          assets, plus the amount of any
                                          borrowings for investment purposes, in
                                          bonds of any maturity.
SCUDDER VARIABLE SERIES II
   Scudder Aggressive Growth              The portfolio seeks capital                 Deutsche Investment Management
     Portfolio -- Class B                 appreciation through the use of             Americas Inc.
                                          aggressive investment techniques. The
                                          portfolio normally invests at least 65%
                                          of total assets in equities -- mainly
                                          common stocks -- of U.S. companies.
   Scudder Blue Chip Portfolio --         Seeks growth of capital and income.         Deutsche Investment Management
     Class B                              Under normal circumstances, the             Americas Inc.
                                          portfolio invests at least 80% of net
                                          assets, plus the amount of any
                                          borrowings for investment purposes, in
                                          common stocks of large U.S. companies
                                          that are similar in size to companies
                                          in the S&P 500 Index and that the
                                          portfolio managers believe are "blue
                                          chip" companies.,
   Scudder Conservative Income            Seeks current income and secondarily        Deutsche Investment Management
     Strategy Portfolio -- Class B        long-term growth of capital. The Fund       Americas Inc.
                                          normally invests in other Scudder
                                          funds that invest across a range of
                                          asset classes, utilizing a wide
                                          variety of securities and investment
                                          styles. Additionally, the Fund
                                          directly invests in derivative
                                          securities and other alternative
                                          investments to manage risk and enhance
                                          return.


               FUNDING                                   INVESTMENT                               INVESTMENT
                OPTION                                   OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------   -----------------------------------------   ------------------------------------
SCUDDER VARIABLE SERIES II (CONTINUED)
   Scudder Fixed Income Portfolio --      Seeks high current income. The              Deutsche Investment Management
     Class B                              portfolio invests for current income,       Americas Inc.
                                          not capital appreciation. Under normal
                                          circumstances, the portfolio invests
                                          at least 80% of its assets, determined
                                          at the time of purchase, in fixed
                                          income securities.
   Scudder Global Blue Chip Portfolio     Seeks long-term capital growth. Under       Deutsche Investment Management
     -- Class B                           normal circumstances, the portfolio         Americas Inc.
                                          invests at least 80% of net assets,
                                          plus the amount of any borrowings for
                                          investment purposes, in common stocks
                                          and other equities of companies
                                          throughout the world that the
                                          portfolio managers believe are "blue
                                          chip" companies.
   Scudder Government & Agency            Seeks high current income consistent        Deutsche Investment Management
     Securities Portfolio -- Class B      with preservation of capital. Under         Americas Inc.
                                          normal circumstances, the portfolio
                                          invests at least 80% of net assets,
                                          plus the amount of any borrowings for
                                          investments purposes, in U.S.
                                          government securities and repurchase
                                          agreements of U.S. government
                                          securities.
   Scudder Growth & Income Strategy       Seeks a balance of long-term growth of      Deutsche Investment Management
     Portfolio -- Class B                 capital and current income with an          Americas Inc.
                                          emphasis on growth of capital. The
                                          Fund normally invests in other Scudder
                                          funds that invest across a range of
                                          asset classes, utilizing a wide
                                          variety of securities and investment
                                          styles. The portfolio will always
                                          invest in the share class of an
                                          underlying portfolio with the lowest
                                          fees and expenses. Additionally, the
                                          Fund directly invests in derivative
                                          securities and other alternative
                                          investments to manage risk and enhance
                                          returns.
   Scudder Growth Strategy Portfolio      Seeks long-term growth of capital. The      Deutsche Investment Management
     -- Class B                           Fund normally invests in other Scudder      Americas Inc.
                                          funds that invest across a range of
                                          asset classes, utilizing a wide
                                          variety of securities and investment
                                          styles. The portfolio will always
                                          invest in the share class of an
                                          underlying portfolio with the lowest
                                          fees and expenses. Additionally, the
                                          Fund directly invests in derivative
                                          securities and other alternative
                                          investments to manage risk and enhance
                                          return.
   Scudder High Income Portfolio --       Seeks to provide a high level of            Deutsche Investment Management
     Class B                              current income. Under normal                Americas Inc.
                                          circumstances, the portfolio generally
                                          invests at least 65% of net assets,
                                          plus the amount of any borrowings for
                                          investment purposes, in junk bonds,
                                          which are those rated below the fourth
                                          highest credit rating category (ie.
                                          Grade BB/Ba and below). The portfolio
                                          may invest up to 50% of total assets
                                          in bonds denominated in US dollars or
                                          foreign currencies from foreign
                                          issuers.
   Scudder Income & Growth Strategy       Seeks a balance of current income and       Deutsche Investment Management
     Portfolio -- Class B                 long-term growth of capital with an         Americas Inc.
                                          emphasis on current income. The Fund
                                          normally invests in other Scudder
                                          funds that invest across a range of
                                          asset classes, utilizing a wide
                                          variety of securities and investment
                                          styles. The portfolio will always
                                          invest in the share class of an
                                          underlying portfolio with the lowest
                                          fees and expenses. Additionally, the
                                          Fund directly invests in derivative
                                          securities and other alternative
                                          investments to manage risk and enhance
                                          returns.


               FUNDING                                   INVESTMENT                               INVESTMENT
                OPTION                                   OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------   -----------------------------------------   ------------------------------------
SCUDDER VARIABLE SERIES II (CONTINUED)
   Scudder International Select           Seeks capital appreciation. Under           Deutsche Investment Management
     Equity Portfolio -- Class B          normal circumstances, the portfolio         Americas Inc.
                                          invests at least 80% of its net assets,     Subadviser: Deutsche Asset
                                          plus the amount of any borrowing for        Management Investments Services
                                          investment purposes, in equity              Ltd.
                                          securities and other securities with
                                          equity characteristics.
   Scudder Large Cap Value Portfolio      Seeks a high rate of total return.          Deutsche Investment Management
     -- Class B                           Under normal circumstances, the             Americas Inc.
                                          portfolio invests at least 80% of net
                                          assets, plus the amount of any
                                          borrowings for investment purposes, in
                                          common stocks and other equity
                                          securities of large U.S. companies
                                          that are similar in size to the
                                          companies in the Russell 1000 Value
                                          Index and that the portfolio managers
                                          believe are undervalued.
   Scudder Mercury Large Cap Core         Seeks long-term capital growth. The         Deutsche Investment Management
     Portfolio                            portfolio seeks to achieve its              Americas Inc.
                                          objective by investing primarily in a       Subadviser: Fund Asset Management
                                          diversified portfolio of equity             L.P.
                                          securities of large-cap companies
                                          located in the US. Under normal
                                          circumstances, the portfolio seeks to
                                          achieve its objective by investing at
                                          least 80% of its net assets, plus any
                                          borrowings for investment purposes, in
                                          equity securities of large-cap
                                          companies the portfolio managers select
                                          from among those that are, at the time
                                          of purchase, included in the Russell
                                          1000 Index.
   Scudder Money Market Portfolio --      Seeks maximum current income to the         Deutsche Investment Management
     Class B                              extent consistent with stability of         Americas Inc.
                                          principal. The portfolio invests
                                          exclusively in high-quality short-term
                                          securities, as well as repurchase
                                          agreements that are backed by high
                                          quality securities.
   Scudder Small Cap Growth Portfolio     Seeks maximum appreciation of               Deutsche Investment Management
     -- Class B                           investors' capital. Under normal            Americas Inc.
                                          circumstances, the portfolio invests
                                          at least 80% of net assets, plus the
                                          amount of any borrowings for
                                          investment purposes, in small
                                          capitalization stocks similar in size
                                          to those compromising the Russell 2000
                                          Index.
   Scudder Strategic Income Portfolio     Seeks high current income. The Fund         Deutsche Investment Management
     -- Class B                           normally invests in bonds issued by US      Americas Inc.
                                          and foreign corporations and
                                          governments.
   Scudder Technology Growth              Seeks growth of capital. Under normal       Deutsche Investment Management
     Portfolio -- Class B                 circumstances, the portfolio invests at     Americas Inc.
                                          least 80% of net assets, plus the
                                          amount of any borrowings for
                                          investment purposes, in common stocks
                                          of US companies in the technology
                                          sector.
   Scudder Templeton Foreign Value        Seeks long-term capital growth. Under       Deutsche Investment Management
     Portfolio                            normal market conditions, the portfolio     Americas Inc.
                                          invests mainly in the equity securities     Subadviser: Templeton Investment
                                          of companies located outside the US,        Counsel L.L.C.
                                          including emerging markets. The
                                          portfolio will invest, under normal
                                          circumstances, at least 80% of its net
                                          assets in "foreign securities," as
                                          defined by the portfolio managers,
                                          which may include emerging markets.


               FUNDING                                   INVESTMENT                               INVESTMENT
                OPTION                                   OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------   -----------------------------------------   ------------------------------------
SCUDDER VARIABLE SERIES II (CONTINUED)
   Scudder Total Return Portfolio --      Seeks high total return, a combination      Deutsche Investment Management
     Class B                              of income and capital appreciation. The     Americas Inc.
                                          portfolio follows a flexible investment     Subadviser: Deutsche Asset
                                          program, investing in a mix of growth       Management Services Ltd.
                                          stocks and bonds. The portfolio can buy
                                          many types of securities, among them
                                          common stocks, convertible securities,
                                          corporate bonds, US government bonds
                                          and mortgage- and asset-backed
                                          securities.
   SVS Davis Venture Value Portfolio      Seeks growth of capital. The Fund           Deutsche Investment Management
     -- Class B                           normally invests in common stock of US      Americas Inc.
                                          companies with market capitalizations       Subadviser: Davis Selected
                                          of at least $5 billion.                     Advisers, L.P.
   SVS Dreman Financial Services          Seeks to provide long-term capital          Deutsche Investment Management
     Portfolio -- Class B                 appreciation. Under normal                  Americas Inc.
                                          circumstances, the portfolio invests at     Subadviser: Dreman Value
                                          least 80% of net assets, plus the           Management L.L.C.
                                          amount of any borrowings for investment
                                          purposes, in equity securities (mainly
                                          common stocks) of financial services
                                          companies.
   SVS Dreman High Return Equity          Seeks to achieve a high rate of total       Deutsche Investment Management
     Portfolio -- Class B                 return. Under normal circumstances, the     Americas Inc.
                                          portfolio invests at least 80% of net       Subadviser: Dreman Value
                                          assets, plus the amount of any              Management L.L.C.
                                          borrowings for investment purposes, in
                                          common stocks and other equity
                                          securities. The portfolio focuses on
                                          stocks of large US companies that are
                                          similar in size to the companies in the
                                          S&P 500 Index and that the portfolio
                                          managers believe are undervalued.
   SVS Dreman Small Cap Value             Seeks long-term capital appreciation.       Deutsche Investment Management
     Portfolio -- Class B                 Under normal circumstances, the             Americas Inc.
                                          portfolio invests at least 80% of net       Subadviser: Dreman Value
                                          assets, plus the amount of any              Management L.L.C.
                                          borrowings for investment purposes, in
                                          undervalued common stocks of small US
                                          companies, which the portfolio defines
                                          as companies that are similar in market
                                          value to those in the Russell 2000
                                          Value Index.
   SVS Index 500 Portfolio -- Class B     Seeks returns that, before expenses,        Deutsche Investment Management
                                          correspond to the total return of US        Americas Inc.
                                          common stocks as represented by the S&P     Subadviser: Northern Trust
                                          500 Index. The portfolio seeks to           Investments, Inc.
                                          match, as closely as possible before
                                          expenses, the performance of the S&P
                                          500 Index, which emphasizes stocks and
                                          securities of large US companies. It
                                          does this by investing, under normal
                                          circumstances, at least 80% of total
                                          assets, plus the amount of any
                                          borrowings for investment purposes, in
                                          common stocks and securities included
                                          in the S&P 500 Index.
   SVS INVESCO Dynamic Growth             Seeks long-term capital growth. The         Deutsche Investment Management
     Portfolio -- Class B                 portfolio normally invests at least 65%     Americas Inc.
                                          of its net assets in common stocks of       Subadviser: INVESCO
                                          mid-sized companies. The portfolio
                                          considers a company to be a
                                          mid-capitalization company if it has a
                                          market capitalization, at the time of
                                          purchase, within the range of the
                                          largest and smallest capitalized
                                          companies included in the Russell
                                          MidCap Index during the most recent
                                          11-month period (based on month-end
                                          data) plus the most recent data during
                                          the current month.


               FUNDING                                   INVESTMENT                               INVESTMENT
                OPTION                                   OBJECTIVE                            ADVISER/SUBADVISER
---------------------------------------   -----------------------------------------   ------------------------------------
SCUDDER VARIABLE SERIES II (CONTINUED)
   SVS Janus Growth And Income            Seeks long-term capital growth and          Deutsche Investment Management
     Portfolio -- Class B                 current income. The portfolio may           Americas Inc.
                                          invest up to 75% of it total assets in
                                          Subadviser: Janus Capital equity
                                          securities selected primarily
                                          Management LLC for their growth
                                          potential and at least 25% of its
                                          total assets in securities the
                                          portfolio manager believes have income
                                          potential.
   SVS Janus Growth Opportunities         Seeks long-term growth of capital in a      Deutsche Investment Management
     Portfolio -- Class B                 manner consistent with the preservation     Americas Inc.
                                          of capital. The portfolio invests
                                          Subadviser: Janus Capital primarily in
                                          equity securities selected Management
                                          LLC for their growth potential.
   SVS MFS Strategic Value Portfolio      Seeks to provide capital appreciation.      Deutsche Investment Management
     -- Class B                           The portfolio invests, under normal         Americas Inc.
                                          market conditions, at least 65% of its      Subadviser: Massachusetts
                                          net assets in common stocks and related     Financial Services
                                          securities, such as preferred stocks,
                                          convertible securities and depository
                                          receipts, of companies which the
                                          manager believes are undervalued in the
                                          market relative to their long term
                                          potential.
   SVS Oak Strategic Equity Portfolio     Seeks long-term capital growth. Under       Deutsche Investment Management
     -- Class B                           normal circumstances, the portfolio         Americas Inc.
                                          invests at least 80% of net assets,         Subadviser: Oak Associates, Ltd.
                                          plus the amount of any borrowings for
                                          investment purposes, in equity
                                          securities. The portfolio invests
                                          primarily in common stocks of
                                          established US companies with large
                                          market capitalizations (in excess of $5
                                          billion).
   SVS Turner Mid Cap Growth              Seeks capital appreciation. The             Deutsche Investment Management
     Portfolio -- Class B                 portfolio pursues its objective by          Americas Inc.
                                          investing in common stocks and other        Subadviser: Turner Investment
                                          equity securities of US companies with      Partners, Inc.
                                          medium market capitalizations that the
                                          portfolio managers believe have strong
                                          earnings growth potential.
THE ALGER AMERICAN FUND
   Alger American Balanced Portfolio      Seeks current income and long-term          Fred Alger Management, Inc.
     -- Class S Shares                    capital appreciation. The fund normally
                                          invests in stocks of companies with
                                          growth potential and in fixed-income
                                          securities, especially those which
                                          appear to have some potential for
                                          capital appreciation.
   Alger American Leveraged AllCap        Seeks long-term capital appreciation.       Fred Alger Management, Inc.
     Portfolio -- Class S Shares          The Fund normally invests in equity
                                          securities of companies of any size,
                                          which demonstrate growth potential,
                                          and the Fund can leverage up to
                                          one-third of its total assets to buy
                                          additional securities.

                                  FIXED ACCOUNT
--------------------------------------------------------------------------------

We may offer our Fixed Account as a funding option. Please refer to your Contract and Appendix A for more information.

                             CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

GENERAL

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

     o the ability for you to make withdrawals and surrenders under the Contracts

     o the death benefit paid on the death of the Contract Owner, Annuitant, or first of the joint owners

     o the available funding options and related programs (including dollar-cost averaging, portfolio rebalancing, and systematic withdrawal programs)

     o administration of the annuity options available under the Contracts and

     o    the distribution of various reports to Contract Owners

Costs and expenses we incur include:

     o losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts

     o sales and marketing expenses including commission payments to your sales agent and

     o    other costs of doing business

Risks we assume include:

     o that Annuitants may live longer than estimated when the annuity factors under the Contracts were established

     o that the amount of the death benefit will be greater than the Contract Value and

     o that the costs of providing the services and benefits under the Contracts will exceed the charges deducted

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

We may reduce or eliminate the withdrawal charge, the administrative charges and/or the mortality and expense risk charge under the Contract when certain sales or administration of the Contract result in savings or reduced expenses and/or risks. For certain trusts, we may change the order in which Purchase Payments and earnings are withdrawn in order to determine the withdrawal charge. We will not reduce or eliminate the withdrawal charge or the administrative charge where such reduction or elimination would be unfairly discriminatory to any person.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur. We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

WITHDRAWAL CHARGE

We do not deduct a sales charge from Purchase Payments when they are made to the Contract. However, a withdrawal charge will apply if Purchase Payments and any associated Purchase Payment Credits are withdrawn before they have been in the Contract for nine years. We will assess the charge as a percentage of the Purchase Payment and any associated Purchase Payment Credits withdrawn as follows:

               YEARS SINCE PURCHASE PAYMENT MADE         WITHDRAWAL CHARGE
           ------------------------------------------  ----------------------
           GREATER THAN OR EQUAL TO  BUT LESS THAN
           ------------------------------------------
                   0 years              3 years                 8%
                   3 years              4 years                 7%
                   4 years              5 years                 6%
                   5 years              6 years                 5%
                   6 years              7 years                 4%
                   7 years              8 years                 3%
                   8 years              9 years                 2%
                   9 years+                                     0%

For purposes of the withdrawal charge calculation, withdrawals are deemed to be taken first from:

     (a) any Purchase Payment and any associated Purchase Payment Credits to which no withdrawal charge applies, then

     (b) any remaining free withdrawal allowance (as described below) (after being reduced by (a)), then

     (c) any remaining Purchase Payment and any associated Purchase Payment Credits to which a withdrawal charge applies (on a first-in, first-out basis), then

     (d)  any Contract earnings

Unless you instruct us otherwise, we will deduct the withdrawal charge from the amount requested.

We will not deduct a withdrawal charge if Purchase Payments and associated credits are distributed:

     o due to the death of the Contract Owner or the Annuitant (with no Contingent Annuitant surviving) or

     o    under the Managed Distribution Program or

     o under the Nursing Home Confinement provision (as described in Appendix B)

FREE WITHDRAWAL ALLOWANCE

Beginning in the second Contract Year, you may withdraw up to 10% of the Contract Value annually. We calculate the available withdrawal amount as of the end of the previous Contract Year. If you have Purchase Payments and any associated Purchase Payment Credits that are no longer subject to a withdrawal charge, the maximum you may withdraw without a withdrawal charge is the greater of (a) the free withdrawal allowance or (b) the total amount of Purchase Payments, and any associated Purchase Payment Credits, no longer subject to a withdrawal charge. Any free withdrawal taken will reduce Purchase Payments and any associated Purchase Payment Credits no longer subject to a withdrawal charge. The free withdrawal provision applies to all withdrawals except those transferred directly to annuity contracts issued by other financial institutions. The free withdrawal allowance is not cumulative from year to year.

Any withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty may be assessed on any withdrawal if the Contract Owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of a withdrawal.

TRANSFER CHARGE

We reserve the right to assess a transfer charge of up to $10.00 on transfers exceeding 12 per year. We will notify you in writing at your last known address at least 31 days before we impose any such transfer charge.

ADMINISTRATIVE CHARGES

There are two administrative charges: the $40 annual contract administrative charge and the administrative expense charge. We will deduct the annual contract administrative charge on the fourth Friday of each August. This charge compensates us for expenses incurred in establishing and maintaining the Contract. We will prorate this charge if you surrender your Contract, or if we terminate your Contract. We will not deduct a contract administrative charge from the Fixed Account or:

     (1)  from the distribution of death proceeds;

     (2)  after an annuity payout has begun; or

     (3) if the Contract Value on the date of assessment equals or is greater than $100,000.

We deduct the administrative expense charge (sometimes called "Subaccount administrative charge") on each business day from amounts allocated to the Variable Funding Options to compensate the Company for certain related administrative and operating expenses. The charge equals, on an annual basis, a maximum of 0.15 % of the daily net asset value allocated to each of the Variable Funding Options, and is reflected in our Accumulation and Annuity Unit value calculations.

MORTALITY AND EXPENSE RISK CHARGE

Each business day, we deduct a mortality and expense risk ("M&E") charge from amounts we hold in the Variable Funding Options. We reflect the deduction in our calculation of Accumulation and Annuity Unit values. The charges stated are the maximum for this product. We reserve the right to lower this charge at any time. If you choose the Standard Death Benefit, the M&E charge equals 1.40% annually. If you choose the Annual Step-Up Death Benefit, the M&E charge is 1.55% annually. If you choose the Roll-Up Death Benefit, the M&E charge is 1.75% annually. This charge compensates the Company for risks assumed, benefits provided and expenses incurred, including the payment of commissions to your sales agent.

VARIABLE LIQUIDITY BENEFIT CHARGE

If the Variable Liquidity Benefit is selected, there is a maximum charge of 8% of the amounts withdrawn. This charge is not assessed during the accumulation phase.

We will assess the charge as a percentage of the total benefit received as follows:

               YEARS SINCE INITIAL PURCHASE PAYMENT       WITHDRAWAL CHARGE
            ------------------------------------------- ----------------------
            GREATER THAN OR EQUAL TO   BUT LESS THAN
            ------------------------- -----------------
                    0 years               3 years                8%
                    3 years               4 years                7%
                    4 years               5 years                6%
                    5 years               6 years                5%
                    6 years               7 years                4%
                    7 years               8 years                3%
                    8 years               9 years                2%
                    9 years+                                     0%

Please refer to Payment Options for a description of this benefit.

ENHANCED STEPPED-UP PROVISION CHARGE

If the E.S.P. option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, a maximum of 0.20% of the amounts held in each funding option. The E.S.P. option is available if the owner and Annuitant are both under age 75 on the Contract Date.

GUARANTEED INCOME SOLUTION BENEFIT ("GMWB") CHARGE

If you elect to add a GMWB rider to your contract, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge depends on which GWMB rider you select. The current charge for each rider is as follows: GMWB I: 0.40%; GMWB I Plus: 0.55%; GMWB II: 0.50%; GMWB II Plus: 0.65%; and GMWB III: 0.25%. Your current charge will not change unless you are able to reset your benefits, at which time we may modify the charge, which will never exceed 1.00%.

GUARANTEED MINIMUM ACCUMULATION BENEFIT CHARGE

If the GMAB option is selected, a charge is deducted each business day from amounts held in the Variable Funding Options. The charge equals, on an annual basis, a maximum of 0.40% of the amounts held in each funding option.

VARIABLE FUNDING OPTION EXPENSES

We summarized the charges and expenses of the Underlying Funds in the fee table. Please review the prospectus for each Underlying Fund for a more complete description of that fund and its expenses. Underlying Fund expenses are not fixed or guaranteed and are subject to change by the Fund.

PREMIUM TAX

Certain state and local governments charge premium taxes ranging from 0% to 5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your Contract Value either upon death, surrender, annuitization, or at the time you make Purchase Payments to the Contract, but no earlier than when we have a tax liability under state law.

CHANGES IN TAXES BASED UPON PREMIUM OR VALUE

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

                                    TRANSFERS
--------------------------------------------------------------------------------

Subject to the limitations described below, you may transfer all or part of your Contract Value between Variable Funding Options at any time up to 30 days before the Maturity Date. After the Maturity Date, you may make transfers only if allowed by your Contract or with our consent. Transfer requests received at our Home Office that are in good order before the close of the New York Stock Exchange (NYSE) will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the NYSE will be processed based on the value(s) next computed on the next business day.

Where permitted by state law, we reserve the right to restrict transfers from the Variable Funding Options to the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified under the Contract.

Currently, there are no charges for transfers; however, we reserve the right to charge a fee for any transfer request which exceeds twelve per year. Since each Underlying Fund may have different overall expenses, a transfer of Contract Values from one Variable Funding Option to another could result in your investment becoming subject to higher or lower expenses. Also, when making transfers, you should consider the inherent risks associated with the Variable Funding Options to which your Contract Value is allocated.

MARKET TIMING/EXCESSIVE TRADING

THE CONTRACT IS INTENDED FOR USE AS A LONG-TERM INVESTMENT VEHICLE AND IS NOT DESIGNED TO SERVE AS A VEHICLE FOR EXCESSIVE TRADING OR MARKET TIMING IN AN ATTEMPT TO TAKE ADVANTAGE OF SHORT-TERM FLUCTUATIONS IN THE STOCK market. EXCESSIVE TRADING IS DISRUPTIVE TO THE MANAGEMENT OF AN UNDERLYING FUND AND INCREASES OVERALL COSTS TO ALL INVESTOR IN THE UNDERLYING FUND. If, in our sole discretion, we determine you are engaging in excessive trading activity, trading activity that we believe is indicative of market timing, or any similar trading activity which will potentially hurt the rights or interests of other Contract Owners, we will exercise our contractual right to restrict your number of transfers to one every six months. We will notify you in writing if we choose to exercise our contractual right to restrict your transfers.

In determining whether we believe you are engaged in excessive trading or market timing activity, we will consider, among other things, the following factors:

               o    the dollar amount you request to transfer;

               o the number of transfers you made within the previous three months;

               o whether your transfers follow a pattern designed to take advantage of short term market fluctuations; and

               o whether your transfers are part of a group of transfers made by a third party on behalf of several individual Contract Owners.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program, or, if applicable, any asset allocation program described in this prospectus are not treated as a transfer when we evaluate trading patterns for market timing or excessive trading.

In addition to the above, we also reserve the right, but do not have the obligation, to further restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Contract Owners. We may, among other things:

               o reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or

               o reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner.

We will notify you in writing before we restrict your right to request transfers through such market timing firm or other third party.

The policy of the Company is to seek to apply its anti-market timing and excessive trading procedures uniformly. These procedures, however, will not prevent all excessive trading and market timing activity from occurring. For example:

     o Some of the Underlying Funds are available as investments for variable insurance contracts offered by other insurance companies. These other insurance companies may have different procedures to prevent excessive trading and market timing activity or may not have any such procedures because of contractual limitations.

     o The Company issues Contracts to qualified retirement plans that request financial transactions with the Company on an omnibus basis on behalf of all plan participants. These plans generally employ a record-keeper to maintain records of participant financial activity. Because the Company does not have the records to monitor the trading activity of the individual participants, the Company may not be able to identify plan participants who may be engaging in excessive trading or market timing activity and/or may not be able to apply its contractual trade restrictions to such participants.

     o There may be other circumstances where the Company does not identify trading activity as market timing or excessive trading or take action to restrict trading activity that does not qualify as excessive trading or market timing activity under our current anti-market timing procedures. For example, Contract Owners may engage in trading activity involving dollar amounts that are less than the threshold that we use for trade surveillance. Or, Contract Owners may request trades in a frequency or pattern that does not qualify as excessive trading or market timing activity under our current anti-market timing procedures.

Excessive trading and market timing activity increases the overall transaction costs of an Underlying Fund, which may serve to decrease the Underlying Fund's performance. Further, excessive trading and market timing activity may disrupt the management of an Underlying Fund because the portfolio's advisor must react to frequent requests to purchase and redeem investments.

FUTURE MODIFICATIONS. We will continue to monitor the transfer activity occurring among the Variable Funding Options, and may modify these transfer restrictions at any time if we deem it necessary to protect the interest of all Contract Owners. These modifications may include curtailing or eliminating, without notice, the ability to use the Internet, facsimile or telephone in making transfers.

DOLLAR COST AVERAGING

Dollar cost averaging or the pre-authorized transfer program (the "DCA Program") allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract. Using this method, you will purchase more Accumulation Units in a funding option if the value per unit is low and will purchase fewer Accumulation Units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

You may elect the DCA Program through Written Request or other method acceptable to us. You must have a minimum total Contract Value of $5,000 to enroll in the DCA Program. The minimum amount that may be transferred through this program is $400. There is no additional fee to participate in the DCA program.

You may establish pre-authorized transfers of Contract Values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the DCA Program.

In addition to the DCA Program, within the Fixed Account, we may credit increased interest rates to Contract Owners under an administrative Special DCA Program established at our discretion, depending on availability and state law. Under this program, the Contract Owner may pre-authorize level transfers to any of the funding options under a 6 Month, 12 Month or 24 Month program. The programs may have different credited interest rates. We must transfer all Purchase Payments and accrued interest on a level basis to the selected funding options in the applicable time period. Under each program, the interest will accrue only on the remaining amounts in the Special DCA Program. For example, under the 12 Month program, the interest rate can accrue up to 12 months on the remaining amounts in the Special DCA Program and we must transfer all Purchase Payments and accrued interest in this program on a level basis to the selected funding options in 12 months.

The pre-authorized transfers will begin after the initial Program Purchase Payment and complete enrollment instructions are received by the Company. If we do not receive complete program enrollment instructions within 15 days of receipt of the initial program Purchase Payment, the entire balance in the program will be transferred into the Money Market Variable Funding Option.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. If you stop the Special DCA Program and elect to remain in the Fixed Account, we will credit your Contract Value for the remainder of 6 or 12 months with the interest rate for non-Program funds.

You may only have one DCA Program or Special DCA Program in place at one time.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options. Transfers made under any DCA Program will not be counted for purposes of restrictions we may impose on the number of transfers permitted under the Contract. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service. If the Fixed Account is not available as a funding option, you may still participate in the DCA Program.

                              ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

Any time before the Maturity Date, you may redeem all or any portion of the Cash Surrender Value, that is, the Contract Value less any withdrawal charge and any premium tax not previously deducted. Unless you submit a Written Request specifying the fixed or Variable Funding Option(s) from which we are to withdraw amounts, we will make the withdrawal on a pro rata basis. We will determine the Cash Surrender Value as of the close of business after we receive your surrender request at our Home Office. The Cash Surrender Value may be more or less than the Purchase Payments you made. You may not make withdrawals during the annuity period.

For amounts allocated to the Variable Funding Options, we may defer payment of any Cash Surrender Value for a period of up to five business days after the Written Request is received. For amounts allocated to the Fixed Account, we may defer payment of any Cash Surrender Value for a period up to six months. In either case, it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

If your Contract is issued as part of a 403(b) plan, there are restrictions on your ability to make withdrawals from your Contract. You may not withdraw contributions or earnings made to your Contract after December 31, 1988 unless you are (a) age 59 1/2, (b) no longer employed, (c) deceased, (d) disabled, or
(e) experiencing a financial hardship. Even if you are experiencing a financial hardship, you may only withdraw contributions, not earnings. You should consult with your tax adviser before making a withdrawal from your Contract.

SYSTEMATIC WITHDRAWALS

Before the Maturity Date, you may choose to withdraw a specified dollar amount (at least $100) on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes and withdrawal charge. To elect systematic withdrawals, you must have a Contract Value of at least $15,000 and you must make the election on the form we provide. We will surrender Accumulation Units pro rata from all funding options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days' notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals upon 30 days' written notice to Contract Owners (where allowed by state law).

Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the Contract Owner is under age 591/2. There is no additional fee for electing systematic withdrawals. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

MANAGED DISTRIBUTION PROGRAM. Under the systematic withdrawal option, you may choose to participate in the Managed Distribution Program. At no cost to you, you may instruct us to calculate and make minimum distributions that may be required by the IRS upon reaching age 701/2. (See Federal Tax Considerations.) These payments will not be subject to the withdrawal charge and will be in lieu of the free withdrawal allowance. No Dollar Cost Averaging will be permitted if you are participating in the Managed Distribution Program.

                              OWNERSHIP PROVISIONS
--------------------------------------------------------------------------------

TYPES OF OWNERSHIP

CONTRACT OWNER

The Contract belongs to the Contract Owner named in the Contract (on the Contract Specifications page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for Non-qualified Contracts. You have sole power during the Annuitant's lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

You receive all payments while the Annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the Contract Owner.

If this Contract is purchased by a beneficiary of another contract who directly transferred the death proceeds due under that contract, he/she will be granted the same rights the owner has under the Contract except that he/she cannot transfer ownership or make additional Purchase Payments.

JOINT OWNER. For Non-qualified Contracts only, you may name joint owners (e.g., spouses) in a Written Request before the Contract is in effect. Joint owners may independently exercise transfers allowed under the Contract. All other rights of ownership must be exercised by both owners. Joint owners own equal shares of any benefits accruing or payments made to them.

BENEFICIARY

You name the beneficiary in a Written Request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the Annuitant or the Contract Owner. If more than one beneficiary survives the Annuitant or Contract Owner, they will share equally in benefits unless you recorded different shares with the Company by Written Request before the death of the Annuitant or Contract Owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the Variable Funding Options or the Fixed Account, as most recently elected by the Contract Owner, until the Death Report Date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by Written Request during the lifetime of the Annuitant and while the Contract continues.

ANNUITANT

The Annuitant is designated in the Contract (on the Contract Specifications page), and is the individual on whose life the Maturity Date and the amount of the monthly Annuity Payments depend. You may not change the Annuitant after your Contract is in effect.

CONTINGENT ANNUITANT. You may name one individual as a Contingent Annuitant. A Contingent Annuitant may not be changed, deleted or added to the Contract after the Contract Date. If the Annuitant who is not the owner dies prior to the Maturity Date, and the Contingent Annuitant is still living:

     o    the death benefit will not be payable upon the Annuitant's death

     o    the Contingent Annuitant becomes the Annuitant

     o    all other rights and benefits will continue in effect

When a Contingent Annuitant becomes the Annuitant, the Maturity Date remains the same as previously in effect.

If the Annuitant is also the owner, a death benefit is paid to the beneficiary regardless of whether or not there is a Contingent Annuitant.

                                  DEATH BENEFIT
--------------------------------------------------------------------------------

Before the Maturity Date, generally, a death benefit is payable when either the Annuitant or a Contract Owner dies. At purchase, you elect the Standard Death Benefit, the Step-Up Benefit (also referred to as the "Annual Step-Up") or the Roll-Up Benefit. We calculate the death benefit at the close of the business day on which our Home Office receives (1) Due Proof of Death and (2) written payment instructions or election of spousal contract continuance or beneficiary contract continuance ("Death Report Date").

Three different types of death benefits are available under the Contract prior to the Maturity Date:

     o    Standard Death Benefit

     o    Annual Step-Up Death Benefit

     o    Roll-Up Death Benefit

The Annual Step-Up and Roll-Up Death Benefits may not be available in all jurisdictions. There are age restrictions on certain death benefits (see The Annuity Contract section).

Note: If the owner dies before the Annuitant, the death benefit is recalculated, replacing all references to "Annuitant" with "owner."

DEATH PROCEEDS BEFORE THE MATURITY DATE

STANDARD DEATH BENEFIT: We will pay the beneficiary an amount equal to the greater of (1) or (2) below, each reduced by any applicable premium tax not previously deducted:

     (1)  your Contract Value on the Death Report Date, or

     (2)  your Adjusted Purchase Payment, described below*

ANNUAL STEP-UP DEATH BENEFIT: We will pay the beneficiary an amount equal to the greatest of (1), (2) or (3) below, each reduced by any applicable premium tax not previously deducted:

     (1)  your Contract Value on the Death Report Date,

     (2)  your Adjusted Purchase Payment described below or*

     (3)  the Step-Up Value, if any, as described below


ROLL-UP DEATH BENEFIT

------------------------------------------------------------------------------------------------------------------------
If the Annuitant dies before age 80, the death            o   the Contract Value on the Death Report Date
benefit will be the greatest of:                          o   your adjusted Purchase Payment, described below*
                                                          o   the Step-Up Value, if any, described below or
                                                          o   the Roll-Up Death Benefit Value, described below; or
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
If the Annuitant dies on or after age 80, the             o   the Contract Value on the Death Report Date
death benefit will be the greatest of:                    o   your adjusted Purchase Payment, described below;*
                                                          o   the Step-Up Value, if any, as described below or
                                                          o   the Roll-Up Death Benefit Value, described below, on the
                                                              Annuitant's 80th birthday, plus any additional
                                                              Purchase Payments and minus any partial
                                                              surrender reductions (as described below) that
                                                              occur after the Annuitant's 80th birthday
------------------------------------------------------------------------------------------------------------------------

* If you have elected a GMWB Rider (Guaranteed Income Solution) your adjusted Purchase Payment will NOT be calculated as described below but will be equal to your aggregate Purchase Payments minus your aggregate withdrawals from the date you purchase the rider.

ADJUSTED PURCHASE PAYMENT. The initial Adjusted Purchase Payment is equal to the initial Purchase Payment. Whenever an additional Purchase Payment is made, the Adjusted Purchase Payment is increased by the amount of the Purchase Payment. Whenever a partial surrender is taken, the Adjusted Purchase Payment is reduced by a

Partial Surrender Reduction, described below. Purchase Payment Credits are not considered Purchase Payments for the purposes of this calculation.

STEP-UP VALUE. The Step-Up Value will initially equal the Contract Value on the first Contract Date anniversary less any Purchase Payment Credits applied within the last 12 months. On each subsequent Contract Date anniversary that occurs before the Annuitant's 80th birthday and before the Annuitant's death, if the Contract Value less any Purchase Payment Credits applied within 12 months is greater than the Step-Up Value, the Step-Up Value will be increased to equal the Contract Value less any Purchase Payment Credits applied within the last 12 months. If the Step-Up Value is greater than the Contract Value less any Purchase Payment Credits applied within the last 12 months, the Step-Up Value will remain unchanged. Whenever a Purchase Payment is made, the Step-Up Value will be increased by the amount of the Purchase Payment. Whenever a withdrawal is taken, the Step-Up Value will be reduced by a partial surrender reduction as described below. The only changes made to the Step-Up Value on or after the Annuitant's 80th birthday will be those related to additional Purchase Payments or withdrawals as described below.

ROLL-UP DEATH BENEFIT VALUE. On the Contract Date, the Roll-Up Death Benefit Value is equal to the Purchase Payment. Purchase Payment Credits are not considered Purchase Payments. On each Contract Date anniversary, the Roll-Up Death Benefit Value will be recalculated to equal (a) plus (b) minus (c), increased by 5%, where:

     (a) is the Roll-Up Death Benefit Value as of the previous Contract Date anniversary

     (b)  is any Purchase Payment made during the previous Contract Year

     (c) is any Partial Surrender Reduction (as described below) during the previous Contract Year.

On dates other than the Contract Date anniversary, the Roll-Up Death Benefit Value will equal a) plus b) minus c) where:

     (a) is the Roll-Up Death Benefit Value as of the previous Contract Date anniversary

     (b) is any Purchase Payment made since the previous Contract Date anniversary

     (c) is any Partial Surrender Reduction (as described below) since the previous Contract Date anniversary

The maximum Roll-Up Death Benefit equals 200% of the difference between all Purchase Payments and all partial surrender reductions** (as described below).

** Your Roll-Up Death Benefit will be subjected to the partial surrender reduction below even if you have elected the GMWB Rider (Guaranteed Income Solution).

PARTIAL SURRENDER REDUCTIONS.

ADJUSTED PURCHASE PAYMENT: The Partial Surrender Reduction equals (1) the Adjusted Purchase Payment in effect immediately before the reduction for withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value before the surrender less any Purchase Payment Credits applied within 12 months of the surrender.

For example, assume your current Contract Value is $55,000. If your current Adjusted Purchase Payment is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Adjusted Purchase Payment as follows:

       50,000 X (10,000/55,000) = 9,090

Your new Step-Up Value would be 50,000-9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current Adjusted Purchase Payment is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Adjusted Purchase Payment as follows:

       50,000 X (10,000/30,000) = 16,666

Your new adjusted Purchase Payment would be 50,000-16,666, or $33,334.

STEP-UP AND ROLL-UP VALUE: The Partial Surrender Reduction equals (1) the death benefit value (Step-Up or Roll-Up Value) in effect immediately before the reduction for withdrawal, multiplied by (2) the amount of the withdrawal, divided by (3) the Contract Value before the surrender less any Purchase Payment Credits applied within 12 months of the surrender.

For example, assume your current Contract Value is $55,000. If your current Step-Up Value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Step-Up Value as follows:

       50,000 x (10,000/55,000) = 9,090

Your new Step-Up Value would be 50,000-9,090, or $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current Step-Up Value is $50,000, and you decide to make a withdrawal of $10,000, we would reduce the Step-Up Value as follows:

       50,000 X (10,000/30,000) = 16,666

Your new Step-Up Value would be 50,000-16,666, or $33,334.

ENHANCED STEPPED-UP PROVISION ("E.S.P.")

THIS PROVISION IS NOT AVAILABLE TO A CUSTOMER WHEN EITHER THE ANNUITANT OR OWNER IS AGE 76 OR OLDER ON THE RIDER EFFECTIVE DATE.

The rider effective date is the date the rider is attached to and made a part of the Contract. If you have selected the E.S.P., the total death benefit as of the Death Report Date will equal the death benefit described above plus the greater of zero or the following amount:

IF THE ANNUITANT IS YOUNGER THAN AGE 70 ON THE RIDER EFFECTIVE DATE, 40% OF THE LESSER OF: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are both received after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date; or

IF THE ANNUITANT IS BETWEEN THE AGES OF 70 AND 75 ON THE RIDER EFFECTIVE DATE, 25% OF THE LESSER OF: (1) 200% of the modified Purchase Payments excluding Purchase Payments that are received both after the first rider effective date anniversary and within 12 months of the Death Report Date, or (2) your Contract Value minus the modified Purchase Payments, calculated as of the Death Report Date.

THE INITIAL MODIFIED PURCHASE PAYMENT is equal to the Contract Value as of the rider effective date. Whenever a Purchase Payment is made after the rider effective date, the modified Purchase Payment(s) are increased by the amount of the Purchase Payment. Whenever a partial surrender is taken after the rider effective date, the modified Purchase Payment(s) are reduced by a partial surrender reduction as described below.

THE PARTIAL SURRENDER REDUCTION IS EQUAL TO: (1) the modified Purchase Payment(s) in effect immediately prior to the reduction for the partial surrender, multiplied by (2) the amount of the partial surrender divided by (3) the Contract Value immediately prior to the partial surrender. For example, assume your current modified Purchase Payment is $50,000 and that your current Contract Value is $55,000. You decide to make a withdrawal of $10,000. We would reduce the modified Purchase Payment as follows:

         50,000 X (10,000/55,000) = 9,090

You new modified Purchase Payment would be $50,000 -- $9,090 = $40,910.

The following example shows what would happen in a declining market. Assume your current Contract Value is $30,000. If your current modified Purchase Payment is $50,000 and you decide to make a withdrawal of $10,000, we would reduce the modified Purchase Payment as follows:

         50,000 X (10,000/30,000) = 16,666

Your new modified Purchase Payment would be 50,000 -- 16,666 = $33,334

PAYMENT OF PROCEEDS

We describe the process of paying death benefit proceeds before the Maturity Date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.


                             NON-QUALIFIED CONTRACTS

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   MANDATORY
    BEFORE THE MATURITY DATE,              THE COMPANY WILL                                                      PAYOUT RULES
      UPON THE DEATH OF THE              PAY THE PROCEEDS TO:       UNLESS. . .                                     APPLY*
---------------------------------------------------------------------------------------------------------------------------------
OWNER (WHO IS NOT THE ANNUITANT)       The beneficiary (ies),       Unless, the beneficiary elects to         Yes
(WITH NO JOINT OWNER)                  or if none, to the           continue the Contract rather than
                                       CONTRACT OWNER'S estate.     receive the distribution.

---------------------------------------------------------------------------------------------------------------------------------
OWNER (WHO IS THE ANNUITANT)           The beneficiary (ies),       Unless, the beneficiary elects to         Yes
(WITH NO JOINT OWNER)                  or if none, to the           continue the Contract rather than
                                       CONTRACT OWNER'S estate.     receive the distribution.

---------------------------------------------------------------------------------------------------------------------------------
NON-SPOUSAL JOINT OWNER (WHO IS        The surviving joint                                                    Yes
NOT THE ANNUITANT)                     owner.

---------------------------------------------------------------------------------------------------------------------------------
NON-SPOUSAL JOINT OWNER (WHO IS        The beneficiary (ies),       Unless the beneficiary elects to          Yes
THE ANNUITANT)                         or if none, to the           continue the Contract rather than
                                       surviving joint owner.       receive the distribution.

---------------------------------------------------------------------------------------------------------------------------------
SPOUSAL JOINT OWNER (WHO IS NOT        The surviving joint          Unless the spouse elects to continue      Yes
THE ANNUITANT)                         owner.                       the Contract.

---------------------------------------------------------------------------------------------------------------------------------
SPOUSAL JOINT OWNER (WHO IS THE        The beneficiary (ies),       Unless the spouse elects to continue      Yes
ANNUITANT)                             or if none, to the           the Contract.
                                       surviving joint owner.
                                                                    A spouse who is not the
                                                                    beneficiary may decline to
                                                                    receive the proceeds and
                                                                    instruct the company to pay the
                                                                    beneficiary who may elect to
                                                                    continue the Contract.

---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   MANDATORY
    BEFORE THE MATURITY DATE,              THE COMPANY WILL                                                      PAYOUT RULES
      UPON THE DEATH OF THE              PAY THE PROCEEDS TO:       UNLESS. . .                                     APPLY*
---------------------------------------------------------------------------------------------------------------------------------

ANNUITANT (WHO IS NOT THE              The beneficiary (ies),       Unless the beneficiary elects to          Yes
CONTRACT OWNER)                        or if none, to the           continue the Contract rather than
                                       CONTRACT OWNER               receive the distribution.

                                                                    But if, there is a CONTINGENT
                                                                    ANNUITANT, then the CONTINGENT
                                                                    ANNUITANT becomes the ANNUITANT
                                                                    and the Contract continues in
                                                                    effect (generally using the
                                                                    original MATURITY DATE). The
                                                                    proceeds will then be paid upon
                                                                    the death of the CONTINGENT
                                                                    ANNUITANT or owner.

---------------------------------------------------------------------------------------------------------------------------------
ANNUITANT (WHO IS THE CONTRACT         See death of "owner who                                                Yes
OWNER)                                 is the ANNUITANT" above.

---------------------------------------------------------------------------------------------------------------------------------
ANNUITANT (WHERE OWNER IS A            The beneficiary (ies)                                                  Yes (Death of
NON-NATURAL ENTITY/TRUST)              (or if none, to the                                                    ANNUITANT is
                                       owner.                                                                 treated as death
                                                                                                              of the owner in
                                                                                                              these
                                                                                                              circumstances.)

---------------------------------------------------------------------------------------------------------------------------------
CONTINGENT ANNUITANT (ASSUMING         No death proceeds are                                                  N/A
ANNUITANT IS STILL ALIVE)              payable; Contract
                                       continues.

---------------------------------------------------------------------------------------------------------------------------------
BENEFICIARY                            No death proceeds are                                                  N/A
                                       payable; Contract
                                       continues.

---------------------------------------------------------------------------------------------------------------------------------
CONTINGENT BENEFICIARY                 No death proceeds are                                                  N/A
                                       payable; Contract
                                       continues.

---------------------------------------------------------------------------------------------------------------------------------


                               QUALIFIED CONTRACTS

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   MANDATORY
    BEFORE THE MATURITY DATE,              THE COMPANY WILL                                                      PAYOUT RULES
      UPON THE DEATH OF THE              PAY THE PROCEEDS TO:       UNLESS. . .                                     APPLY*
---------------------------------------------------------------------------------------------------------------------------------
OWNER/ANNUITANT                        The beneficiary (ies),       Unless the beneficiary elects to          Yes
                                       or if none, to the           continue the Contract rather than
                                       CONTRACT OWNER'S estate.     receive a distribution.

---------------------------------------------------------------------------------------------------------------------------------
BENEFICIARY                            No death proceeds are                                                  N/A
                                       payable; Contract
                                       continues.

---------------------------------------------------------------------------------------------------------------------------------
CONTINGENT BENEFICIARY                 No death proceeds are                                                  N/A
                                       payable; Contract
                                       continues.

---------------------------------------------------------------------------------------------------------------------------------

--------------
* Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of any owner. Non-spousal beneficiaries (as well as spousal beneficiaries who choose not to assume the Contract) must begin taking distributions based on the beneficiary's life expectancy within one year of death or take a complete distribution of contract proceeds within 5 years of death. For Qualified Contracts, if mandatory distributions have begun at the death of the Annuitant, the 5 year payout option is not available.

SPOUSAL CONTRACT CONTINUANCE (SUBJECT TO AVAILABILITY -- DOES NOT APPLY IF A NON-SPOUSE IS A JOINT OWNER)

Within one year of your death, if your spouse is named as an owner and/or beneficiary, and you die before the Maturity Date, your spouse may elect to continue the Contract as owner rather than have the death benefit paid to the beneficiary. If you were the Annuitant and your spouse elects to continue the Contract, your spouse will be named the Annuitant as of the Death Report Date.

If your spouse elects to continue the Contract as Contract Owner, the death benefit will be calculated as of the Death Report Date. If the Contract Value is less than the calculated death benefit, the Contract Value will be increased to equal the death benefit. This amount is referred to as the adjusted Contract Value. Any difference between the Contract Value and the adjusted Contract Value will be allocated to the funding options in the same proportion as the allocations of the Contract prior to the Death Report Date.

Any premium paid before the Death Report Date is no longer subject to a withdrawal charge if your spouse elects to continue the Contract. Purchase Payments and any associated credits made to the Contract after the Death Report Date will be subject to the withdrawal charge. All other contract fees and charges applicable to the original Contract will also apply to the continued Contract. All other benefits and features of your Contract will be based on your spouse's age on the Death Report Date as if your spouse had purchased the Contract with the adjusted Contract Value on the Death Report Date. This spousal contract continuance is available only once for each Contract.

BENEFICIARY CONTRACT CONTINUANCE (NOT PERMITTED FOR NON-NATURAL BENEFICIARIES)

If you die before the Maturity Date, and if the value of any beneficiary's portion of the death benefit is between $20,000 and $1,000,000 as of the Death Report Date, (more than $1,000,000 is subject to Home Office approval), your beneficiary(ies) may elect to continue his/her portion of the Contract subject to applicable Internal Revenue Code distribution requirements, rather than receive the death benefit in a lump sum. If the beneficiary chooses to continue the Contract, the beneficiary can extend the payout phase of the Contract enabling the beneficiary to "stretch" the death benefit distributions out over his life expectancy as permitted by the Internal Revenue Code.

If your beneficiary elects to continue the Contract, the death benefit will be calculated as of the Death Report Date. The initial Contract Value of the continued Contract (the "adjusted Contract Value") will equal the greater of the Contract Value or the death benefit calculated on the Death Report Date and will be allocated to the funding options in the same proportion as prior to the Death Report Date. If the adjusted Contract Value is allocated to the Variable Funding Options, the beneficiary bears the investment risk.

The beneficiary who continues the Contract will be granted the same rights as the owner under the original Contract, except the beneficiary cannot:

     o    transfer ownership

     o    take a loan

     o    make additional Purchase Payments

The beneficiary may also name his/her own beneficiary ("succeeding beneficiary") and has the right to take withdrawals at any time after the Death Report Date without a withdrawal charge. The E.S.P. option is not available to a beneficiary continuing the Contract under this provision. All other fees and charges applicable to the original Contract will also apply to the continued Contract; the E.S.P. charge no longer applies. All benefits and features of the continued Contract will be based on the beneficiary's age on the Death Report Date as if the beneficiary had purchased the Contract with the adjusted Contract Value on the Death Report Date.

PLANNED DEATH BENEFIT

You may request that rather than receive a lump-sum death benefit, the beneficiary(ies) receive all or a portion of the death benefit proceeds either:

     o as a variable or fixed annuity for life or a period that does not exceed the beneficiary's life expectancy, or

     o under the terms of the Beneficiary Continuance provision described above. If the Beneficiary Continuance provision is selected as a planned death benefit, no surrenders will be allowed other than payments meant to satisfy minimum distribution amounts or systematic withdrawal amounts, if greater.

You must make the planned death benefit request as well as any revocation of this request in writing. Upon your death, your beneficiary(ies) cannot revoke or modify this request. If the death benefit at the time we receive Due Proof of Death is less than $2,000, we will only pay a lump sum to the beneficiary. If periodic payments due under the planned death benefit election are less than $100, we reserve the right to make Annuity Payments at less frequent intervals, resulting in a payment of at least $100 per year. If no beneficiary is alive when death benefits become payable, we will pay the death benefit as provided in your Contract.

DEATH PROCEEDS AFTER THE MATURITY DATE

If any Contract Owner or the Annuitant dies on or after the Maturity Date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity or income option then in effect.

                                 LIVING BENEFITS
--------------------------------------------------------------------------------

GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("GMWB" OR "GUARANTEED INCOME SOLUTION")

For an additional charge, you may elect an optional rider for your contract that provides a Guaranteed Minimum Withdrawal Benefit, or "GMWB". A GMWB rider is designed to protect your investment from poor market performance, as long as you do not withdraw more than a certain amount from your contract each year.

AVAILABILITY AND ELIGIBILITY We offer different GMWB riders so that you can choose the level of benefits and costs that makes the most sense for you. This prospectus offers several different GMWB riders, and the availability of each depends on when you purchase your Contract and your state of residence. The GMWB riders described in this prospectus are called "GMWB I", "GMWB I Plus", "GMWB II", "GMWB II Plus", and "GMWB III". The availability of each rider is shown below.

                              AVAILABLE GMWB RIDERS

------------------------------------------------------------------------------------------------------------------------------
NAME OF RIDER:             GMWB I            GMWB I PLUS             GMWB II            GMWB II PLUS            GMWB III
------------------------------------------------------------------------------------------------------------------------------
ALSO CALLED:             Guaranteed           Guaranteed            Guaranteed           Guaranteed            Guaranteed
                       Income Solution   Income Solution Plus    Income Solution       Income Solution      Income Solution
                                                                                            Plus                 Value
------------------------------------------------------------------------------------------------------------------------------
AVAILABILITY:           Not available        Available if        Available on or        Not available       Available on or
                       for purchase on     approved in your      after March 21,        until further       after March 21,
                       or after March           state.         2005 if approved in         notice.        2005 if approved in
                          21, 2005,                                 your state                                your state.
                       unless GMWB II
                       is not approved
                        in your state
------------------------------------------------------------------------------------------------------------------------------

The primary difference between GMWB I and GMWB I Plus, and the primary difference between GMWB II and GMWB II Plus, is the manner in which we treat Purchase Payment Credits. GMWB I and GMWB II exclude Purchase Payment Credits from the guarantees provided under the benefit, whereas GMWB I Plus and GMWB II Plus include Purchase Payment Credits within the guarantees provided under the benefit. The charges for GMWB I Plus and GMWB II Plus are higher than the charges for GMWB I and GMWB II. You should consider whether the additional cost for GMWB I Plus or GMWB II Plus are appropriate for you based on the additional guarantees provided under those benefits.

You may elect a GMWB rider only at the time of your initial purchase of the Contract. You may not elect a GMWB rider if you have also elected the GMAB rider offered under this Contract. You may not elect a GMWB rider if you have a loan outstanding, and you may not take out a loan once you elect a GMWB rider.

REMAINING BENEFIT BASE ("RBB") For all GMWB riders, the amount that is guaranteed is called the "remaining benefit base" or "RBB."

If you elect GMWB I, GMWB II, or GMWB III, your initial RBB is equal to your initial Purchase Payment if you elect GMWB when you purchase your contract. Your initial RBB does not include Purchase Payment Credits. If you elect GMWB I Plus or GMWB II Plus, the initial RBB includes Purchase Payment Credits.

The RBB is not a lump sum guarantee, rather, it is the amount that we guarantee to return to you through a series of payments that annually do not exceed a percentage of your RBB.

ANNUAL WITHDRAWAL BENEFIT ("AWB") The annual percentage of your RBB that is available for withdrawal is called the "annual withdrawal benefit" or "AWB". Each year you may take withdrawals that do not exceed your AWB until your RBB is depleted. Each year you may take your AWB monthly, annually, or on any payment schedule you request. You may take withdrawals in any dollar amount up to your AWB without affecting your guarantee. If you choose to receive only a part of, or none of, your AWB in any given year, your AWB in any subsequent year will not be increased. In that case you are choosing to deplete your RBB over a longer period of time.

The AWB is a percentage of your RBB and depends on which GMWB rider you select. Your initial AWB is calculated as a percentage of the RBB immediately before your first withdrawal:

                                                               GMWB I AND GMWB I     GMWB II AND GMWB
                                                                      PLUS               II PLUS            GMWB III
                                                               -------------------  ------------------- ------------------
If you make your first withdrawal before the 3rd anniversary
   after you purchase GMWB:.................................       5% of RBB            5% of RBB           5% of RBB
If you make your first withdrawal after the 3rd anniversary
   after you purchase GMWB:.................................       10% of RBB           10% of RBB          5% of RBB

ADDITIONAL PREMIUM Currently, additional Purchase Payments serve to increase your RBB and AWB. After each Purchase Payment your new RBB equals your RBB immediately prior to the Purchase Payment plus the dollar amount of the Purchase Payment, not including any Purchase Payment Credits. Your new AWB is equal to the AWB immediately prior to the Purchase Payment, plus a percentage of the Purchase Payment. We use the same percentage as that used to calculate your original AWB as shown above.

If you purchase GMWB I Plus or GMWB II Plus, after each Purchase Payment your new RBB equals your RBB immediately prior to the Purchase Payment plus the dollar amount of the Purchase Payment, including any Purchase Payment Credits. Your new AWB is equal to the AWB immediately prior to the Purchase Payment, plus a percentage of the Purchase Payment and any associated Purchase Payment Credits. We use the same percentage as that used to calculate your original AWB as shown above.

We reserve the right not to include additional Purchase Payments and any Purchase Payment Credits into the calculation of the RBB or AWB.

WITHDRAWALS When you make a withdrawal, your AWB remains the same as long as the sum of all of your withdrawals since the most recent anniversary of your purchase or reset of GMWB (or "GMWB Anniversary"), including the current withdrawal, does not exceed your AWB immediately prior to the current withdrawal. In such case your RBB is decreased to equal the RBB immediately prior to the withdrawal, less the dollar amount of the current withdrawal.

However, if you make a withdrawal so that the total of all your withdrawals since your GMWB anniversary, including the current withdrawal, exceeds your AWB immediately prior to the current withdrawal, we will recalculate both your RBB and AWB. The recalculation depends on which GMWB rider you select:

IF YOU SELECT GMWB II, GMWB II PLUS, OR GMWB III:

     o To recalculate your RBB, we reduce your RBB by the greater of the dollar amount of your withdrawal, or a "partial withdrawal reduction". The partial withdrawal reduction is equal to 1) the RBB in effect immediately prior to the current withdrawal, multiplied by 2) the amount of the current withdrawal divided by 3) the Contract Value immediately prior to the current withdrawal, minus any Purchase Payment Credits applied within 12 months of the withdrawal. If you purchase GMWB II Plus, we do not subtract any Purchase Payment Credits applied within 12 months of the withdrawal.

     o To recalculate your AWB, we reduce your AWB by a partial withdrawal reduction, which is equal to 1) the AWB in effect immediately prior to the current withdrawal, multiplied by 2) the RBB immediately after the withdrawal divided by 3) the RBB immediately prior to the current withdrawal.

IF YOU PURCHASED GMWB I OR GMWB I PLUS:

     o To recalculate your RBB, we reduce your RBB by a "partial withdrawal reduction". The partial withdrawal reduction is equal to 1) the RBB in effect immediately prior to the current withdrawal, multiplied by 2) the amount of the current withdrawal divided by 3) the Contract Value immediately prior to the current withdrawal, minus any Purchase Payment Credits applied within 12 months of the withdrawal. If you purchase GMWB I Plus, we do not subtract any Purchase Payment Credits applied within 12 months of the withdrawal.

     o To recalculate your AWB, we reduce your AWB by a partial withdrawal reduction, which is equal to 1) the AWB in effect immediately prior to the current withdrawal, multiplied by 2) the RBB immediately after the withdrawal divided by 3) the RBB immediately prior to the current withdrawal.

We will waive any surrender charge on amounts that you withdraw up to your AWB, or on amounts up to the amount withdrawn under our Managed Distribution Program, even if such annual amount withdrawn is greater than your free withdrawal allowance.

WITHDRAWAL EXAMPLES The following examples are intended to illustrate the effect of withdrawals on your RBB and AWB, depending on which GMWB rider you select. Assume your initial RBB is $100,000, your age is less than 70, and you take a withdrawal of $10,000 after your first GMWB Anniversary:


                   WITHDRAWAL EXAMPLE FOR GMWB II AND GMWB III

------------------------------------------------------------------------------------------------------------------------------------
                                  ASSUMES 15% GAIN ON INVESTMENT                       ASSUMES 15% LOSS ON INVESTMENT
------------------------------------------------------------------------------------------------------------------------------------
                       CONTRACT                                              CONTRACT
                         VALUE             RBB                AWB (5%)         VALUE             RBB               AWB (5%)
------------------------------------------------------------------------------------------------------------------------------------
VALUES AS OF
------------------------------------------------------------------------------------------------------------------------------------
INITIAL GMWB PURCHASE   $106,000         $100,000              $5,000         $106,000         $100,000             $5,000
------------------------------------------------------------------------------------------------------------------------------------
IMMEDIATELY PRIOR TO
WITHDRAWAL              $121,900         $100,000              $5,000         $90,100          $100,000             $5,000
------------------------------------------------------------------------------------------------------------------------------------
PARTIAL WITHDRAWAL        N/A            (100,000           (5,000 X (1-        N/A            (100,000            (5,000 X
REDUCTION                           X 10,000/121,900)=    90,000/100,000)=                X 10,000/90,100)=    (1-88,901/100,000)=
                                          8,203                 500                            $11,099               $555
------------------------------------------------------------------------------------------------------------------------------------
GREATER OF PWR OR                        $10,000                                               $11,099
THE DOLLAR AMOUNT OF
THE WITHDRAWAL                        (10,000>8,203)                                       (11,099>10,000)
------------------------------------------------------------------------------------------------------------------------------------
CHANGE IN VALUE DUE
TO WITHDRAWAL
(PARTIAL SURRENDER
REDUCTION)              $10,000          $10,000                $500          $10,000          $11,099               $555
------------------------------------------------------------------------------------------------------------------------------------
VALUE IMMEDIATELY
AFTER WITHDRAWAL        $111,900         $90,000               $4,500         $80,100          $88,901              $4,445
------------------------------------------------------------------------------------------------------------------------------------


                          WITHDRAWAL EXAMPLE FOR GMWB I

------------------------------------------------------------------------------------------------------------------------------------
                       CONTRACT                                              CONTRACT
                         VALUE             RBB                AWB (5%)         VALUE             RBB               AWB (5%)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
VALUES AS OF
------------------------------------------------------------------------------------------------------------------------------------
INITIAL GMWB PURCHASE   $106,000         $100,000              $5,000         $106,000         $100,000             $5,000
------------------------------------------------------------------------------------------------------------------------------------
IMMEDIATELY PRIOR TO
WITHDRAWAL              $121,900         $100,000              $5,000         $90,100          $100,000             $5,000
------------------------------------------------------------------------------------------------------------------------------------
IMMEDIATELY AFTER       $111,900          91,797               $4,590         $80,100          $88,901              $4,445
WITHDRAWAL
                                   [100,000 - (100,000   [5,000 - (5,000 X               [100,000 - (100,000       [5,000 X
                                    X 10,000/121,900)]    91,797/100,000)]                X 10,000/90,100)]    (88,901/100,000)]
------------------------------------------------------------------------------------------------------------------------------------
CHANGE IN VALUE DUE
TO WITHDRAWAL
(PARTIAL SURRENDER
REDUCTION)              $10,000           $8,203                $410          $10,000          $11,099               $555
------------------------------------------------------------------------------------------------------------------------------------


                       WITHDRAWAL EXAMPLE FOR GMWB I PLUS

------------------------------------------------------------------------------------------------------------------------------------
                                 ASSUMES 15% GAIN ON INVESTMENT                       ASSUMES 15% LOSS ON INVESTMENT
------------------------------------------------------------------------------------------------------------------------------------
                       CONTRACT                                              CONTRACT
                         VALUE             RBB                AWB (5%)         VALUE             RBB               AWB (5%)
------------------------------------------------------------------------------------------------------------------------------------
 VALUES AS OF
------------------------------------------------------------------------------------------------------------------------------------
 CONTRACT DATE         $106,000         $106,000              $5,300         $106,000          $106,000             $5,300
------------------------------------------------------------------------------------------------------------------------------------
 IMMEDIATELY PRIOR
 TO WITHDRAWAL,
 CONTRACT YEAR TWO     $121,900         $106,000              $5,300          $90,100          $106,000             $5300
------------------------------------------------------------------------------------------------------------------------------------
                                         $97,304              $4,865                                                $4,712
                                                                                               $94,235
 IMMEDIATELY AFTER                      [106,000-         [5,300 - (5,300                                       [5,300- (5,300
 WITHDRAWAL,                           (106,000 X               X                        [106,000 - (106,000          X
 CONTRACT YEAR TWO     $111,900     10,000/121,900)]    10,000/121,900)]]     $80,100     X 10,000/90,100)]    10,000/90,100)]
------------------------------------------------------------------------------------------------------------------------------------
 CHANGE IN VALUE
 DUE TO WITHDRAWAL
 (PARTIAL SURRENDER
 REDUCTION)             $10,000          $8,696                $435           $10,000          $11,765               $588
------------------------------------------------------------------------------------------------------------------------------------


                       WITHDRAWAL EXAMPLE FOR GMWB II PLUS

------------------------------------------------------------------------------------------------------------------------------------
                                  ASSUMES 15% GAIN ON INVESTMENT                       ASSUMES 15% LOSS ON INVESTMENT
------------------------------------------------------------------------------------------------------------------------------------
                       CONTRACT                                              CONTRACT
                         VALUE             RBB                AWB (5%)         VALUE             RBB               AWB (5%)
------------------------------------------------------------------------------------------------------------------------------------
VALUES AS OF
------------------------------------------------------------------------------------------------------------------------------------
INITIAL GMWB PURCHASE   $106,000         $106,000              $5,300         $106,000         $106,000             $5,300
------------------------------------------------------------------------------------------------------------------------------------
IMMEDIATELY PRIOR TO
WITHDRAWAL              $121,900         $106,000              $5,300         $90,100          $106,000             $5,300
------------------------------------------------------------------------------------------------------------------------------------
PARTIAL WITHDRAWAL        N/A            (106,000           (5,300 X (1-        N/A            (106,000            (5,300 X
REDUCTION                           X 10,000/121,900)=    96,000/106,000)=                X 10,000/90,100)=    (1-94,235/106,000)=
                                          8,696                 500                            $11,765               $588
------------------------------------------------------------------------------------------------------------------------------------
GREATER OF PWR OR                        $10,000                                               $11,765
THE DOLLAR AMOUNT OF
THE WITHDRAWAL                        (10,000>8,696)                                       (11,765>10,000)
------------------------------------------------------------------------------------------------------------------------------------
CHANGE IN VALUE DUE
TO WITHDRAWAL
(PARTIAL SURRENDER
REDUCTION)              $10,000          $10,000                $500          $10,000          $11,765               $588
------------------------------------------------------------------------------------------------------------------------------------
VALUE IMMEDIATELY
AFTER WITHDRAWAL        $111,900         $96,000               $4,800         $80,100          $94,235              $4,712
------------------------------------------------------------------------------------------------------------------------------------

TAX-QUALIFIED DISTRIBUTION PROGRAMS (GMWB II AND GMWB III ONLY) If you select GMWB II, GMWB II Plus, or GMWB III, subject to certain limitations and restrictions, your AWB will not incur a recalculation as a result of distributions taken under certain eligible Tax-Qualified Distribution Programs ("Tax-Qualified Distribution Programs"). Instead, such distributions will reduce the RBB by the amount of the withdrawal, and will not affect the AWB.

For purposes of GMWB II, GMWB II Plus, and GMWB III, the following Tax-Qualified Distribution Programs are eligible. Only certain types of distribution methods are eligible as described below. Please consult with your tax adviser to make sure you are eligible:

     o Distributions intended to satisfy the required minimum distribution rules under Internal Revenue Code ("Code") Section 401(a)(9) and the Treasury Regulations promulgated thereunder, as applicable, to:

          o    a qualified retirement plan (Code Section 401),

          o    a tax-sheltered annuity (Code Section 403(b)),

          o    an individual retirement account (Code Sections 408(a)),

          o    an individual retirement annuity (Code Section 408(b)), or

          o    a qualified deferred compensation plan (Code Section 457).

          Required minimum distribution must be calculated using the Uniform Life Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-2) and/or the Joint and Last Survivor Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-3), and for distributions where the employee (owner) dies before the entire interest is distributed as described in Code Section 401(a)(9)(B)(iii) calculated using the Single Life Table (described in Treasury Regulation Section 1.401(a)(9)-9, Q&A-1), as appropriate (each table as in effect as of January 1, 2004).

     o Distributions intended to satisfy the exception under Code Section 72(s)(2) to the required minimum distribution rules which apply after the death of the holder of a nonqualified annuity contract provided under Code Section 72(s)(1) for certain amounts payable over the life of a designated beneficiary;

     o Distributions intended to satisfy the exception under Code Section 72(t)(2)(A)(iv) from the 10% additional tax on early distributions from qualified retirement plans imposed by Code Section 72(t)(1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and his designated beneficiary, provided, however, the amount of the substantially equal periodic payments must be calculated under the required minimum distribution method set forth in the Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by Revenue Ruling 2002-62, 2002-42 I.R.B. 710 (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a Tax-Qualified Distribution Program); or

     o Distributions intended to satisfy the exception under Code Section 72(q)(2)(D) from the 10% additional tax on early distributions from nonqualified annuity contracts imposed by Code Section 72(q)(1) for certain amounts payable as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the Beneficiary or the joint lives (or joint life expectancies) of such Beneficiary and his designated beneficiary, provided, however, the amount of the substantially equal periodic payment must be calculated under the required minimum distribution method set forth in Internal Revenue Service Notice 89-25, 1989-1 C.B. 662 in Q&A-12 as amended by Internal Revenue Bulletin 2004 -9, Notice 2004-15, page 526. (substantially equal periodic payments calculated under the fixed annuitization method or the fixed amortization method described in Q&A-12 of Notice 89-25 will not be considered a Tax-Qualified Distribution Program).

You are subject to the following limitations if you if you are taking distributions under a Tax-Qualified Distribution Program:

     o YOU MUST ENROLL IN OUR MANAGED DISTRIBUTION PROGRAM. If you do not enroll or if you cancel your enrollment, you can continue to make withdrawals under your GMWB rider, however your RBB and AWB may be subject to a recalculation. Under our Managed Distribution Program, you select a frequency of payments. You may change the frequency of your payments only once every two years after your GMWB Anniversary, and you may only make the change during the 30-day period after your GMWB Anniversary. At the time you purchase GMWB, your initial frequency of payment must be annual if you did not take distributions pursuant to your Tax-Qualified Distribution Program at your previous financial institution, unless you turn age 70 1/2 before the first GMWB anniversary.

          You are advised to take your required distributions prior to purchasing GMWB in order to have the choice of taking your distributions on a monthly, quarterly, semi-annual or annual basis. If you do not take your distribution before purchasing GMWB, you will be limited to taking annual distributions for the first two contract years after which time you can choose an alternate mode of distribution.

     o ANY WITHDRAWALS OUTSIDE OF THE PROGRAM MAY DECREASE YOUR BENEFIT. All withdrawals under your Contract must be made pursuant to the Tax-Qualified Distribution Program during any 12-month period after an anniversary of your purchase of GMWB (a "GMWB Year"). If during any GMWB Year you take any additional withdrawals that are not made pursuant to the Program, you can continue to make withdrawals under your GMWB rider, however for the remainder of the GMWB Year your RBB and AWB may be subject to a partial withdrawal reduction. To avoid any partial withdrawal reduction, all withdrawals under your Contract must be made pursuant to your Tax-Qualified Distribution Program.

RESET (GMWB I, GMW I PLUS, GMWB II, AND GWMB II PLUS ONLY) If you select GMWB I, GMWB I Plus, GMWB II, or GMWB II Plus, you may choose to reset your RBB at any time on or after the 5th anniversary of your GMWB purchase. Your new RBB is reset to equal your current Contract Value, minus any Purchase Payment Credits received 12 months before the date you reset. If you purchase GMWB I Plus or GMWB II Plus, we will not subtract any Purchase Payment Credits received 12 months before the date you reset. You may reset your RBB again every 5 years after the most recent reset. Once you become eligible to reset your RBB, we reserve the right to allow resets only on the anniversary of your GMWB purchase.

Each time you reset your RBB, your new AWB will equal a percentage of your new RBB. The percentage used is the same percentage used to calculate your AWB before the reset.

If you are age 95 and are taking withdrawals under a Tax-Qualified Distribution Program, you may not reset if you purchased GMWB II or GMWB II Plus.

Depending on your Contract Value and the current fee for GMWB, it may not be beneficial to reset your RBB. Generally, it may be beneficial to reset your RBB if your Contract Value exceeds your RBB. However, the current charge in effect at the time of the reset will apply which may be higher than the current charge. Further, if you reset your RBB, your new AWB may be higher or lower than your current AWB. In addition, the length of time over which you can expect to receive your RBB will be reset.

INVESTMENT RESTRICTIONS (GMWB II, GMWB II PLUS, AND GMWB III ONLY)

We reserve the right to restrict allocations to a Variable Funding Option or limit the percentage of Contract value that may be allocated to a Variable Funding Option at any time. If we do so we would provide you with asset allocation requirements, and we reserve the right to require periodic rebalancing of Contract value allocated to Variable Funding Options according to specified percentages. We will provide no less than 30 days advanced written notice if we exercise our right to restrict or limit allocations to a Variable Funding Option and/or require periodic rebalancing between Variable Funding Options. Our ability to restrict allocations to a Variable Funding Option may be different depending on your state.

If we restrict allocations to a Variable Funding Option, as of the effective date of the restriction, we will no longer allow additional Purchase Payments to be applied, or transfers of Contract value to be allocated into the restricted Variable Funding Option. Any Contract value previously allocated to a restricted Variable Funding Option will not be subject to the restriction. If we impose a limit on the percentage of Contract value allocated to a Variable Funding Option, as of the effective date of the restriction, we will impose the limit on all subsequent allocations.

GMWB CHARGE The charge for your GMWB rider is different depending on which version of GMWB you choose. For all GMWB riders, the charge is deducted daily from amounts held in each Variable Funding Option. The current charge for each rider, on an annual basis, is shown below. Your current charge will not change unless you reset your benefits, at which time we may modify the charge. In such case the charge will never exceed 1.00%.

                                             GMWB I        GMWB I PLUS         GMWB II       GMWB II PLUS        GMWB III
                                           ------------    -------------    --------------   --------------    -------------
Current Annual Charge..................       0.40%           0.55%             0.50%            0.65%            0.25%
Maximum Annual Charge After a Reset....       1.00%           1.00%             1.00%            1.00%             N/A

MAXIMUM RBB Although we have no current plans to do so, in the future we may impose a maximum RBB. If we do, we would stop including additional Purchase Payments and any Purchase Payment Credits into the calculation of your RBB. If we impose a maximum RBB for Purchase Payments or reset, the maximum RBB will never be less than the cumulative Purchase Payments to which we have previously consented.

Currently you must obtain our consent to purchase any RBB over $1 million. Purchase Payments under $1 million are not subject to a maximum RBB.

TERMINATION Once you purchase GMWB I, you cannot cancel it. If you select GMWB II, GMWB II Plus, or GMWB III, you may terminate your rider at any time after the 5th anniversary of your purchase of GMWB. Once you terminate a GMWB III rider, you cannot re-elect it. You must request your termination in writing. All GMWB riders terminate automatically when you reach the maturity date of your Contract, if your Contract is assigned, or if the rider is exchanged for a similar rider offered by us.

OTHER INFORMATION ABOUT GMWB If your Contract Value reaches zero, and you have purchased this benefit, the following will occur:

     o The AWB will continue to be paid to you until the RBB is depleted, not more frequently than monthly. Upon your death, your beneficiary will receive these payments. No other death benefit or optional benefit, if any, will be paid.

     o The total annual payment amount will equal the AWB and will never exceed your RBB, and

     o We will no longer accept subsequent Purchase Payments into the Contract.

If a spouse or beneficiary continues this Contract upon your death, and you had elected GMWB, all terms and conditions of this benefit would apply to the new owner.

Please refer to the Death Benefit section for information on how GMWB may impact your death benefit.

COMPARISON OF IMPORTANT DIFFERENCES BETWEEN THE GMWB RIDERS

The following chart may help you decide which version of GMWB is best for you.


  --------------------------------------------------------------------------------------------------------------------------
                              GMWB I            GMWB I PLUS           GMWB II           GMWB II PLUS          GMWB III
  --------------------------------------------------------------------------------------------------------------------------
  AWB                      5% of RBB if     5% of RBB if first      5% of RBB if        5% of RBB if         5% of RBB
                         first withdrawal    withdrawal before    first withdrawal    first withdrawal
                            before 3rd        3rd anniversary        before 3rd          before 3rd
                           anniversary         10% of RBB if        anniversary         anniversary
                          10% of RBB if      first withdrawal      10% of RBB if       10% of RBB if
                         first withdrawal        after 3rd        first withdrawal    first withdrawal
                            after 3rd           anniversary          after 3rd           after 3rd
                           anniversary                              anniversary         anniversary
  --------------------------------------------------------------------------------------------------------------------------
  ANNUAL CHARGE               0.40%                0.55%               0.50%               0.65%               0.25%
  --------------------------------------------------------------------------------------------------------------------------
  RESET                        Yes                  Yes                 Yes                 Yes                  No
  --------------------------------------------------------------------------------------------------------------------------
  CAN I CANCEL MY               No                  No             Yes, after the      Yes, after the      Yes, after the
  GMWB?                                                           5th anniversary     5th anniversary     5th anniversary
                                                                  of GMWB purchase    of GMWB purchase    of GMWB purchase
  --------------------------------------------------------------------------------------------------------------------------
  ARE PURCHASE                  No                  Yes                  No                 Yes                  No
  PAYMENT CREDITS
  INCLUDED AS PART OF
  THE GUARANTEE (THE
  RBB)?
  --------------------------------------------------------------------------------------------------------------------------
  INVESTMENT                    No                  No                  Yes                 Yes                 Yes
  RESTRICTIONS
  --------------------------------------------------------------------------------------------------------------------------
  WAIVER OF                     No                  No                  Yes                 Yes                 Yes
  RECALCULATION OF
  AWB FOR
  DISTRIBUTIONS FROM
  TAX-QUALIFIED PLANS
  --------------------------------------------------------------------------------------------------------------------------

GUARANTEED MINIMUM ACCUMULATION BENEFIT ("GMAB")

We offer a Guaranteed Minimum Accumulation Benefit rider ("GMAB Rider") for an additional charge. The GMAB Rider guarantees that your Contract Value will not be less than a minimum amount at the end of a specified number of years. If your Contract Value is less than the minimum guaranteed amount on the Rider Maturity Date, we will apply additional amounts to increase your Contract Value so that it is equal to the guaranteed amount. If you elect the GMAB Rider, we require that you allocate your Contract Value according to certain limitations and restrictions, and agree to periodic rebalancing of your Contract Value.

Currently, the GMAB Rider may only be elected at the time that you purchase your Contract. We may make the GMAB Rider available to Contracts after their effective date at a later date subject to certain additional terms and restrictions. You may not elect the GMAB Rider if you have also elected the GMWB Rider (Guaranteed Income Solution) offered under the Contract.

BENEFIT DESCRIPTION & KEY TERMS

If you elect the GMAB Rider, we guarantee that if your Contract Value is less than your Benefit Base (defined below) on the Rider Maturity Date (defined below), we will apply additional amounts to your Contract to increase your Contract Value so that it is equal to the Benefit Base. Any additional amounts that we apply to your Contract to increase the Contract Value to equal the Benefit Base will be allocated to the money market Subaccount on the Rider Maturity Date. Any such additional amounts will be treated as earnings under your Contract, and will not be subject to a withdrawal charge once they are applied to your Contract.

If your Contract Value is equal to or greater than the Benefit Base on the Rider Maturity Date, the GMAB Rider will terminate and no additional amounts will be applied to your Contract.

BENEFIT BASE: The Benefit Base is equal to the Base Calculation Amount on the Rider Maturity Date and represents the minimum Contract Value that we guarantee on such date. We do not guarantee the Benefit Base on any day other than the Rider Maturity Date. The Benefit Base will not be available for withdrawal nor will it be used to calculate any benefits under the Contract prior to the Rider Maturity Date. The Benefit Base can never be less than zero.

BASE CALCULATION AMOUNT: We calculate the Base Calculation Amount to determine the Benefit Base. On the Rider Effective Date, the Base Calculation Amount is equal to your initial Purchase Payment. The Base Calculation Amount will not include any credits we applied to your Purchase Payment. Aggregate Purchase Payments over $1 million are subject to our consent, including our consent to limit the Base Calculation Amount applicable to your GMAB Rider. We may impose a maximum Base Calculation Amount (and thereby, a maximum Benefit Base) in the future for Contract Owners who elect the GMAB Rider, but the maximum Base Calculation Amount will never be less than the Base Calculation Amount to which we have previously consented. We reserve the right to restrict increases in your maximum Base Calculation Amount based on subsequent Purchase Payments if such Purchase Payments would cause you Base Calculation Amount to be greater than our maximum Base Calculation Amount. We will not limit or impose a maximum Base Calculation Amount if your aggregate Purchase Payments are under $1 million. If you purchase more than one contract issued by the Company in the same calendar year and elect the GMAB Rider on each Contract, the $1,000,000 Benefit Base maximum may be applied to the aggregate Benefit Base for all contracts. State variations may apply.

The Base Calculation Amount will not be used to calculate any benefits under the Contract, other than the GMAB Rider Liquidity Option described below. The Base Calculation Amount can never be less than zero. The Base Calculation Amount may change between the Rider Effective Date and Rider Maturity Date if you make additional Purchase Payments or request withdrawals from your Contract.

     o If you make an additional Purchase Payment(s) within 12 months after the Rider Effective Date, we will increase the Base Calculation Amount by the amount of the Purchase Payment. The Base Calculation Amount will not include any credits we applied to any additional Purchase Payments you make. If you make an additional Purchase Payment(s) more than 12 months after the Rider Effective Date, we will not increase the Base Calculation Amount; however your Contract Value will increase, reflecting the amount of the Purchase Payment. You should consider this prior to making an additional Purchase Payment more than 12 months after the Rider Effective Date.

     o If you request a partial withdrawal, we will decrease the Base Calculation Amount in effect as of the date of the request by the actual dollar amount of the withdrawal or the Partial Withdrawal Reduction amount, whichever is greater. The Partial Withdrawal Reduction amount is equal to the Base Calculation Amount in effect immediately prior to the reduction for the partial withdrawal multiplied by the actual amount of the partial withdrawal divided by the Contract Value immediately prior to the partial withdrawal, minus Purchase Payment Credits received within 12 months prior to the partial withdrawal, if any. When determining the impact of a partial withdrawal on the Base Calculation Amount, the actual amount of the partial withdrawal will include any contingent deferred sales charges and taxes that were deducted at the time of the partial withdrawal.

RIDER MATURITY DATE: The Rider Maturity Date is the anniversary of the Rider Effective Date that corresponds to the number of years you elect as the Rider Period (described below).

RIDER PERIOD: The Rider Period is the number of years you select between the Rider Effective Date and the Rider Maturity Date. Currently, we only offer a Rider Period of ten (10) years. We may offer Rider Periods of lesser or greater duration available in the future, subject to additional terms, conditions and limitations.

EXAMPLES OF BENEFIT BASE/BASE CALCULATION AMOUNT

Below are examples of how we determine the Benefit Base and Base Calculation Amount, as well as examples showing the impact of subsequent Purchase Payments and partial withdrawals. For purposes of each example below, assume that you elect the GMAB Rider on the effective date of your Contract and that your initial Purchase Payment is $100,000.

The example below illustrates the impact of the guarantee provided under the GMAB Rider assuming that your Contract Value increases or decreases during the Rider Period.

                EXAMPLES OF GMAB RIDER ON THE RIDER MATURITY DATE

-------------------------------------------------------------------------------------------------------------------------------
                                  INCREASING CONTRACT VALUE                             DECLINING CONTRACT VALUE
-------------------------------------------------------------------------------------------------------------------------------
                                             BASE                                                 BASE
                                         CALCULATION                                          CALCULATION
                      CONTRACT VALUE        AMOUNT        BENEFIT BASE     CONTRACT VALUE        AMOUNT         BENEFIT BASE
-------------------------------------------------------------------------------------------------------------------------------
VALUE AS OF GMAB
RIDER EFFECTIVE
DATE                     $106,000          $100,000      Not Applicable       $106,000          $100,000       Not Applicable
-------------------------------------------------------------------------------------------------------------------------------
VALUE AS OF RIDER
MATURITY DATE            $121,900          $100,000         $100,000          $90,100           $100,000          $100,000
-------------------------------------------------------------------------------------------------------------------------------
AMOUNT APPLIED TO
CONTRACT VALUE DUE
TO GMAB RIDER                               $0(1)                                              $9,900(2)
-------------------------------------------------------------------------------------------------------------------------------

--------------

(1) If your Contract Value on the GMAB Rider Maturity Date is equal to or greater than the Benefit Base, we will not apply any additional amounts to your Contract Value. Your GMAB Rider will terminate and we will no longer deduct the annual charge for the rider.

(2) If your Contract Value on the GMAB Rider Maturity Date is less than the Benefit Base, we will apply additional amounts to your Contract Value so that it is equal to the Benefit Base. The additional amount will be added to the money market subaccount.

The example below illustrates the impact of making an additional $10,000 Purchase Payment while the GMAB Rider is in effect, specifically the different manner in which we will treat Purchase Payments for purpose of determining the Base Calculation Amount based on when the Purchase Payment is made.


                   EXAMPLES OF ADDITIONAL PURCHASE PAYMENTS - IMPACT ON BASE CALCULATION AMOUNT

-------------------------------------------------------------------------------------------------------------------------------
                        ADDITIONAL PURCHASE PAYMENT WITHIN 12 MONTHS          ADDITIONAL PURCHASE PAYMENT AFTER 12 MONTHS
-------------------------------------------------------------------------------------------------------------------------------
                                                              BASE                                                 BASE
                                           PURCHASE        CALCULATION                          PURCHASE        CALCULATION
                      CONTRACT VALUE       PAYMENT           AMOUNT        CONTRACT VALUE       PAYMENT            AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
VALUE AS OF GMAB
RIDER EFFECTIVE
DATE                     $106,000          $100,000         $100,000          $106,000          $100,000          $100,000
-------------------------------------------------------------------------------------------------------------------------------
VALUE BEFORE
ADDITIONAL
PURCHASE PAYMENT         $120,000       Not Applicable      $100,000          $120,000       Not Applicable       $100,000
-------------------------------------------------------------------------------------------------------------------------------
VALUE AFTER
ADDITIONAL
PURCHASE PAYMENT         $130,600          $10,000          $110,000          $130,600          $10,000           $100,000
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The example below illustrates the impact of making a $10,000 partial withdrawal at least 12 months after the Rider Effective Date while the GMAB Rider is in effect, specifically the difference in the manner in which a partial withdrawal affects your Base Calculation Amount in an increasing market versus a decreasing market. The example assumes that the partial withdrawal does not qualify under the GMAB Rider Liquidity Option described below.


                        EXAMPLES OF PARTIAL WITHDRAWALS - IMPACT ON BASE CALCULATION AMOUNT
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                                                            ASSUMING INCREASING CONTRACT VALUE
-------------------------------------------------------------------------------------------------------------------------------
                              CONTRACT      BASE CALCULATION    PARTIAL WITHDRAWAL    PARTIAL SURRENDER     REDUCTION TO BASE
                                VALUE            AMOUNT               AMOUNT              REDUCTION        CALCULATION AMOUNT
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VALUE AS OF GMAB RIDER
EFFECTIVE DATE                $106,000          $100,000          Not Applicable        Not Applicable       Not Applicable
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VALUE IMMEDIATELY PRIOR TO
PARTIAL WITHDRAWAL            $121,900          $100,000          Not Applicable        Not Applicable       Not Applicable
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VALUE IMMEDIATELY             $111,900          $90,000               $10,000             [100,000 x             $10,000
FOLLOWING PARTIAL                                                                      10,000/121,900]
WITHDRAWAL                                                                                  $8,203
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-------------------------------------------------------------------------------------------------------------------------------
                                                             ASSUMING DECLINING CONTRACT VALUE
-------------------------------------------------------------------------------------------------------------------------------
                              CONTRACT      BASE CALCULATION    PARTIAL WITHDRAWAL    PARTIAL SURRENDER     REDUCTION TO BASE
                                VALUE            AMOUNT               AMOUNT              REDUCTION        CALCULATION AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
VALUE AS OF GMAB RIDER
EFFECTIVE DATE                $106,000          $100,000          Not Applicable        Not Applicable       Not Applicable
-------------------------------------------------------------------------------------------------------------------------------
VALUE IMMEDIATELY PRIOR TO
PARTIAL WITHDRAWAL             $90,100          $100,000          Not Applicable        Not Applicable       Not Applicable
-------------------------------------------------------------------------------------------------------------------------------
VALUE IMMEDIATELY              $80,100          $88,901               $10,000             [100,000 x             $11,099
FOLLOWING PARTIAL                                                                       10,000/90,100]
WITHDRAWAL                                                                                 $11,099
-------------------------------------------------------------------------------------------------------------------------------

INVESTMENT LIMITATIONS/RESTRICTIONS/REBALANCING

If you elect the GMAB Rider, your Contract will be subject to additional limitations and restrictions on your right to allocate Contract Value among the Subaccounts, your right to request transfers between Subaccounts and your right to allocate Purchase Payments to Subaccounts. Specifically, you will be required to allocate 100% of your Contract Value amongst the Permitted Subaccounts listed below. Four of the Permitted Subaccounts (Scudder Conservative Income Strategy Portfolio, Scudder Income & Growth Strategy Portfolio, Scudder Growth & Income Strategy Portfolio, and Scudder Growth Strategy Portfolio) invest in Underlying Funds that invest in other Underlying Funds offered under the Contract across a range of asset classes, utilizing a wide variety of securities and investment styles. Please refer to the section of the Prospectus entitled "The Variable Funding Options" for a description of the investment objective and strategy for each these Subaccounts.


                              PERMITTED SUBACCOUNTS
                     SCUDDER VARIABLE SERIES II Scudder
                     Conservative Income Strategy Portfolio --
                     Class B Scudder Income & Growth Strategy
                     Portfolio -- Class B Scudder Growth & Income
                     Strategy Portfolio -- Class B Scudder Growth
                     Strategy Portfolio -- Class B Scudder Money
                     Market Portfolio -- Class B

We do not impose any limitation or restriction on your right to make transfers between the Permitted Subaccounts or to allocate Purchase Payments to the Permitted Subaccounts. However, any request to transfer Contract Value or allocate Purchase Payments to a Subaccount that is not a Permitted Subaccount will be rejected. You will be required to submit a new transfer request or allocation instructions that only includes one or more of the Permissible Subaccounts. We will not be responsible for any financial impact caused by delays in processing your transaction if your request is rejected because it violated the Permitted Subaccount limitations.

We may name additional Subaccounts as Permitted Subaccounts or may impose allocation limits on the amount of Contract Value that you can allocate to a Permitted Subaccount. Any such change will only apply to Contract Owners who elect the GMAB Rider after the effective date of the change. However, for existing Contract Owners, we may apply any new investment limitation on transfers and subsequent Purchase Payments.

You will be required to establish a personal allocation profile at the time that you elect the GMAB Rider specifying the Permitted Subaccounts and the allocation percentages for each Permitted Subaccount in which you intend to allocate your initial Purchase Payment and any credits that we apply to your initial Purchase Payment. Your personal allocation profile will remain in effect for any additional Purchase Payments you make until you elect to change it. Your personal allocation profile may include any combination of Permitted Subaccounts.

REBALANCING: We may require rebalancing of your Contract Value according to the current personal allocation profile that you specify for the Permissible Subaccounts. If we require rebalancing, we will rebalance your Contract Value in each Permissible Subaccount that you elected according to the relative proportions indicated in your personal allocation profile.

GMAB RIDER LIQUIDITY OPTION

During the 90-day period prior to the 5th anniversary of the Rider Effective Date, you may request a partial withdrawal of up to 15% of the Base Calculation Amount immediately prior to the request. Under this option, we will reduce the Base Calculation Amount by the dollar amount of the withdrawal so long as the withdrawal does not exceed the amount available for withdrawal under this provision. If you request a partial withdrawal greater than 15% of the Base Calculation Amount, we will reduce the Base Calculation Amount by the dollar amount of the withdrawal for amounts withdrawn up to the 15% limit and, for the excess amount, we will reduce the Base Calculation Amount as described above under the sub-section "Base Calculation Amount." Any partial withdrawal you make under this provision will be made free of contingent deferred sales charges that would otherwise apply under the terms of your Contract. Additionally, any withdrawals taken under this feature will reduce your Free Withdrawal Allowance under the Contract.

This feature can only be exercised once before the Rider Maturity Date and must occur during the 90-day period prior to the 5th anniversary of the Rider Effective Date. We reserve the right to require you to exercise your rights under this provision on the anniversary of your Rider Effective Date. You must notify us in a form acceptable to us that you are exercising your rights under this GMAB Rider Liquidity Option.

CANCELLATION OF THE GMAB RIDER

You may elect to cancel the GMAB Rider at any time after the 5th anniversary of the GMAB Rider Effective Date. Upon cancellation, we will no longer deduct the annual charge for the GMAB Rider. Upon cancellation of the GMAB Rider, all rights and benefits under the GMAB Rider will cease. Upon cancellation, we will no longer apply any of the investment limitations and restrictions described above.

GMAB RIDER EXCHANGE OPTION - If, during the 90-day period following the 5th anniversary of the Rider Effective Date, your Contract Value is greater than the Base Calculation Amount, you may elect to cancel the GMAB Rider and simultaneously elect either a new GMAB Rider or a GMWB Rider (Guaranteed Income Solution). You will be required to meet any eligibility requirements that apply to each rider at the time you make the election.

         EXCHANGE FOR NEW GMAB RIDER: If you elect to cancel the GMAB Rider and elect the GMAB Rider that we make available under this Rider Exchange Option, the Rider Effective Date for your new GMAB Rider will be the date we receive your request in good order. Your new GMAB Rider will be subject to a new Rider Maturity Date. The Benefit Base of your prior GMAB Rider will not apply to the new GMAB Rider. Your Contract Value as of the date you elect to exchange your GMAB Rider will be used to determine your initial Base Calculation Amount for the new rider. The new GMAB Rider will be subject to a new charge that may be higher or lower than the charge you paid for your original GMAB Rider. The GMAB Rider that we make available under this Rider Exchange Option will always feature a ten year Rider Period and may include other Rider Period durations.

         EXCHANGE FOR GMWB RIDER: If you elect to cancel the GMAB Rider and elect the GMWB Rider (Guaranteed Income Solution) that we make available under this Rider Exchange Option, the Rider Effective Date for your GMWB Rider will be the date we receive your request. The GMWB Rider that we make available under this Rider Exchange Option will feature a 10% minimum annual withdrawal amount. The GMWB Rider will be subject to the charge then in effect for a GMWB Rider that is offered under this Rider Exchange Option.

TERMINATION

The GMAB Rider will terminate on the earliest to occur of: (1) the Rider Maturity Date; (2) the date you elect to begin receiving Annuity Payments under the Contract; (3) the date you fully surrender your Contract; (4) the date you elect to cancel the GMAB Rider (including assignments); (5) the date we receive Due Proof of Death if the surviving spouse or beneficiary does not elect to continue the Contract (if allowed); or (6) the date the GMAB Rider is cancelled and replaced with a new GMAB Rider or GMWB Rider under the Rider Exchange Option.

The annual charge for the GMAB Rider will no longer be deducted and all guarantees will cease when the rider is terminated. Further, any investment limitations and restrictions will no longer apply after the GMAB Rider is terminated. If the GMAB Rider is terminated before the Rider Maturity Date, the Benefit Base will not be paid.

CHARGE FOR GMAB

If you elect the GMAB Rider, we will deduct an additional charge on a daily basis that is equal to an annual charge of 0.40% from your Contract Value invested in the Subaccounts. The charge will be applied and will not change from the Rider Effective Date until the Rider Maturity Date unless the rider is cancelled or terminates prior to such date. If you elect to terminate the GMAB Rider prior to the Rider Maturity Date, the charge will no longer be deducted. If you elect to exchange this GMAB Rider and elect a new GMAB Rider under the Rider Exchange Option (described above), the current charge in effect for the GMAB rider will be applied, which may be higher or lower than the charge you paid for this rider.

ADDITIONAL CONSIDERATIONS

|X| Your Contract cannot have any outstanding loans if you elect the GMAB Rider. Further, you may not request a loan from your Contract if you have previously elected the GMAB Rider.

|X| If you die while the GMAB Rider is in effect, and your surviving spouse or Beneficiary elects to continue the Contract under the spousal contract continuance or beneficiary contract continuance provision, then the GMAB Rider will remain in effect and will continue until the Rider Maturity Date.

|X| Any DCA Program that is in effect while the GMAB Rider is in effect must meet the investment limitations and restrictions of the GMAB Rider, as described above.

|X| If you are expecting to request withdrawals from your Contract, including withdrawals intended to satisfy required minimum distribution requirements, the impact of such withdrawals on the guarantees provided under the GMAB Rider will make the rider less valuable.

                               THE ANNUITY PERIOD
--------------------------------------------------------------------------------

MATURITY DATE

Under the Contract, you can receive regular income payments ("Annuity Payments"). You can choose the month and the year in which those payments begin ("Maturity Date"). You can also choose among income payouts (annuity options) or elect a lump sum distribution. While the Annuitant is alive, you can change your selection any time up to the Maturity Date. Annuity Payments will begin on the Maturity Date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity Payments are a series of periodic payments (a) for life; (b) for life with a minimum number of payments; (c) for the joint lifetime of the Annuitant and another person, and thereafter during the lifetime of the survivor, or (d) for a fixed period. We may require proof that the Annuitant is alive before we make Annuity Payments. Not all options may be available in all states.

You may choose to annuitize at any time after the first Contract Date anniversary. Unless you elect otherwise, the Maturity Date will be the Annuitant's 90th birthday for Non-qualified Contracts and the Annuitant's 70th birthday for Qualified Contracts or ten years after the effective date of the Contract, if later.

At least 30 days before the original Maturity Date, you may elect to extend the Maturity Date to any time prior to the Annuitant's 90th birthday or to a later date with our consent. You may use certain annuity options taken at the Maturity Date to meet the minimum required distribution requirements of federal tax law, or you may use a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the Contract Owner, or with certain Qualified Contracts upon either the later of the Contract Owner's attainment of age 70 1/2 or year of retirement; or the death of the Contract Owner. You should seek independent tax advice regarding the election of minimum required distributions.

ALLOCATION OF ANNUITY

You may elect to receive your Annuity Payments in the form of a variable annuity, a fixed annuity, or a combination of both. If, at the time Annuity Payments begin, you have not made an election, we will apply your Cash Surrender Value to provide an annuity funded by the same funding options as you have selected during the accumulation period. At least 30 days before the Maturity Date, you may transfer the Contract Value among the funding options in order to change the basis on which we will determine Annuity Payments. (See "Transfers.")

VARIABLE ANNUITY

You may choose an annuity payout that fluctuates depending on the investment experience of the Variable Funding Options. We determine the number of Annuity Units credited to the Contract by dividing the first monthly Annuity Payment attributable to each Variable Funding Option by the corresponding Accumulation Unit value as of 14 days before the date Annuity Payments begin. We use an Annuity Unit to measure the dollar value of an Annuity Payment. The number of Annuity Units (but not their value) remains fixed during the annuity period.

DETERMINATION OF FIRST ANNUITY PAYMENT. Your Contract contains the tables we use to determine your first monthly Annuity Payment. If you elect a variable annuity, the amount we apply to it will be the Cash Surrender Value as of 14 days before the date Annuity Payments begin, less any applicable premium taxes not previously deducted.

The amount of your first monthly payment depends on the annuity option you elected and the Annuitant's adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly Annuity Payment by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of Contract Value you apply to that annuity option. The contract tables factor in an assumed daily net investment factor of 3.0%. We call this your net investment rate. Your net investment rate of 3% corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your Variable Funding Options is less than 3%, then the dollar amount of your variable Annuity Payments will decrease. However, if the annualized investment performance, after expenses, of your Variable Funding Options is greater than 3%, then the dollar amount of your variable Annuity Payments will increase.

DETERMINATION OF SECOND AND SUBSEQUENT ANNUITY PAYMENTS. The dollar amount of all subsequent Annuity Payments changes from month to month based on the investment experience, as described above, of the applicable funding options. The total amount of each Annuity Payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of Annuity Units we credited to each funding option by the corresponding Annuity Unit value as of the date 14 days before the date the payment is due.

FIXED ANNUITY

You may choose a fixed annuity that provides payments that do not vary during the annuity period. We will calculate the dollar amount of the first fixed Annuity Payment as described under "Variable Annuity," except that the amount we apply to begin the annuity will be your Cash Surrender Value as of the date Annuity Payments begin. Payout rates will not be lower than that shown in the Contract. If it would produce a larger payment, the first fixed Annuity Payment will be determined using the Life Annuity Tables in effect on the Maturity Date.

                                 PAYMENT OPTIONS
--------------------------------------------------------------------------------

ELECTION OF OPTIONS

While the Annuitant is alive, you can change your annuity option selection any time up to the Maturity Date. Once Annuity Payments have begun, no further elections are allowed.

During the Annuitant's lifetime, if you do not elect otherwise before the Maturity Date, we will pay you (or another designated payee) the first of a series of monthly Annuity Payments based on the life of the Annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain Qualified Contracts, Annuity Option 4 (Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract.

The minimum amount that can be placed under an annuity option will be $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $100, the Company reserves the right to make payments at less frequent intervals, or to pay the Contract Value in a lump-sum.

On the Maturity Date, we will pay the amount due under the Contract in accordance with the payment option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the Annuitant must be made by the Contract Owner.

ANNUITY OPTIONS

Subject to the conditions described in "Election of Options" above, we may pay all or any part of the Cash Surrender Value under one or more of the following annuity options. Payments under the annuity options are generally made on a monthly basis. We may offer additional options.

Option 1 -- Life Annuity -- No Refund. The Company will make Annuity Payments during the lifetime of the Annuitant ending with the last payment before death. This option offers the maximum periodic payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries.

Option 2 -- Life Annuity with 120, 180 or 240 Monthly Payments Assured. The Company will make monthly Annuity Payments during the lifetime of the Annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, we will continue making payments to the beneficiary during the remainder of the period.

Option 3 -- Joint and Last Survivor Life Annuity -- No Refund. The Company will make regular Annuity Payments during the lifetime of the Annuitant and a second person. When either person dies, we will continue making payments to the survivor. No further payments will be made following the death of the survivor.

Option 4 -- Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee. The Company will make Annuity Payments during the lifetimes of the Annuitant and a second person. You will designate one as primary payee, and the other will be designated as secondary payee. On the death of the secondary payee, the Company will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, the Company will continue to make Annuity Payments to the secondary payee in an amount equal to 50% of the payments, which would have been made during the lifetime of the primary payee. No further payments will be made once both payees have died.

Option 5 -- Payments for a Fixed Period without Life Contingency. We will make periodic payments for the period selected.

VARIABLE LIQUIDITY BENEFIT

This benefit is only offered with the "Payments for a Fixed Period without Life Contingency" variable annuity option.

At any time after annuitization and before death, the Contract Owner may surrender and receive a payment equal to (A) minus (B), where (A) equals the present value of remaining certain payments, and (B) equals a withdrawal charge not to exceed the maximum withdrawal charge rate shown on the specifications page of the Contract multiplied by (A). The interest rate used to calculate the present value is a rate 1% higher than the Assumed (Daily) Net Investment Factor used to calculate the Annuity Payments. The remaining period certain payments are assumed to be level payments equal to the most recent period certain payment prior to the request for this liquidity benefit. A withdrawal charge is not imposed if the surrender is made after the expiration of the withdrawal charge period shown on the specifications page of the Contract.

                        MISCELLANEOUS CONTRACT PROVISIONS
--------------------------------------------------------------------------------

RIGHT TO RETURN

You may return the Contract for a full refund of the Contract Value plus any contract charges and premium taxes you paid (but not any fees and charges the Underlying Fund assessed) minus any Purchase Payment Credits within ten days after you receive it (the "right to return period"). You bear the investment risk of investing in the Variable Funding Options during the right to return period; therefore, the Contract Value we return may be greater or less than your Purchase Payment.

If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, or longer if your state law permits, we will refund your Purchase Payment minus any Purchase Payment Credits in full; during the remainder of the right to return period, we will refund the Contract Value (including charges) minus any Purchase Payment Credits.

During the right to return period, you will not bear any contract fees associated with the Purchase Payment Credits. If you exercise your right to return, you will be in the same position as if you had exercised the right to return in a variable annuity contract with no Purchase Payment Credit. You would, however, receive any gains, and we would bear any losses attributable to the Purchase Payment Credits.

We will determine the Contract Value following the close of the business day on which we receive your Contract and a Written Request for a refund. Where state law requires a different period, or the return of Purchase Payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

TERMINATION

We reserve the right to terminate the Contract on any business day if your Contract Value as of that date is less than $2,000 and you have not made Purchase Payments for at least two years, unless otherwise specified by state law. Termination will not occur until 31 days after we have mailed notice of termination to your last known address and to any assignee of record. If we terminate the Contract, we will pay you the Cash Surrender Value (less any Purchase Payment Credits applied within 12 months of termination) less any applicable taxes.

REQUIRED REPORTS

As often as required by law, but at least once in each Contract Year before the due date of the first Annuity Payment, we will furnish a report showing the number of Accumulation Units credited to the Contract and the corresponding Accumulation Unit value(s) as of the report date for each funding option to which the Contract Owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

SUSPENSION OF PAYMENTS

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange ("the Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists, as determined by the SEC, so that the sale of securities held in the Separate Account may not reasonably occur, or so that the Company may not reasonably determine the value the Separate Account's net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. At any time, payments from the Fixed Account may be delayed up to 6 months.

                              THE SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

The Travelers Insurance Company and The Travelers Life and Annuity Company each sponsor Separate Accounts: Separate Account Eleven and Separate Account Twelve, respectively. Both Separate Account Eleven and Separate Account Twelve were established on November 14, 2002 and are registered with the SEC as unit investment trusts (Separate Account) under the Investment Company Act of 1940, as amended. We will invest Separate Account assets attributable to the Contracts exclusively in the shares of the Variable Funding Options.

We hold the assets of Separate Account Eleven and Separate Account Twelve for the exclusive and separate benefit of the owners of each Separate Account, according to the laws of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to other income, gains and losses of the Company. The assets held by the Separate Account are not chargeable with liabilities arising out of any other business that we may conduct. Obligations under the Contract are obligations of the Company.

All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value. Shares of the funding options are currently sold only to life insurance company Separate Accounts to fund variable annuity and variable life insurance contracts.

Certain variable annuity Separate Accounts and variable life insurance Separate Accounts may invest in the funding options simultaneously (called "mixed" and "shared" funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the Variable Funding Options do not currently foresee any such disadvantages either to variable annuity Contract Owners or variable life policy owners, each Underlying Fund's Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity Separate Accounts, the variable annuity Contract Owners would not bear any of the related expenses, but variable annuity Contract Owners and variable life insurance policy owners would no longer have the economies of scale resulting from a larger combined fund.

PERFORMANCE INFORMATION

In advertisements for the Contract, we may include performance figures to show you how a Variable Funding Option has performed in the past. These figures are rates of return or yield quotations shown as a percent. These figures show past performance of a Variable Funding Option and are not an indication of how a Variable Funding Option will perform in the future.

Our advertisements may show performance figures assuming that you do not elect any optional features such as the E.S.P., GMAB or Guaranteed Income Solution. However, if you elect any of these optional features, they involve additional charges that will serve to decrease the performance of your Variable Funding Options. You may wish to speak with your registered representative to obtain performance information specific to the optional features you may wish to select.

Performance figures for each Variable Funding Option are based in part on the performance of a corresponding Underlying Fund. In some cases, the Underlying Fund may have existed before the technical inception of the corresponding Variable Fund Option. In those cases, we can create "hypothetical historical performance" of a Variable Fund Option. These figures show the performance that the Variable Fund Option would have achieved had it been available during the entire history of the Underlying Fund.

In a low interest rate environment, yields for money market Subaccounts, after deduction of the Mortality and Expense Risk Charge, Administrative Expense Charge and the charge for any optional benefit riders (if applicable), may be negative even though the Underlying Fund's yield, before deducting for such charges, is positive. If you allocate a portion of your Contract Value to a money market Subaccount or participate in an asset allocation program where Contract Value is allocated to a money market Subaccount under the applicable asset allocation model, that portion of your Contract Value may decrease in value.

                           FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

The following general discussion of the federal income tax consequences related to your investment in this Contract is not intended to cover all situations, and is not meant to provide tax or legal advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax and/or legal adviser regarding the tax implications of purchasing this Contract based upon your individual situation. For further tax information, an additional discussion of certain tax matters is contained in the SAI.

GENERAL TAXATION OF ANNUITIES

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for premiums paid under an annuity and permitting tax-free transfers between the various investment options offered under the Contract. The Internal Revenue Code ("Code") governs how earnings on your investment in the Contract are ultimately taxed, depending upon the type of contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below. In analyzing the benefits of tax deferral it is important to note that the Jobs and Growth Tax Relief Reconciliation Act of 2003 amended Code Section 1 to reduce the marginal tax rates on long-term capital gains and dividends to 5% and 15%. The reduced rates apply during 2003 through 2008, and thereafter will increase to prior levels. Earnings under annuity contracts, like interest payable as fixed investments (notes, bonds, etc.), continue to be taxed as ordinary income (top rate of 35%).

TAX-FREE EXCHANGES: Code Section 1035 provides that, if certain conditions are met, no gain or loss is recognized when an annuity contract is received in exchange for a life, endowment, or annuity contract. Since different annuity contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

TYPES OF CONTRACTS: QUALIFIED AND NON-QUALIFIED

QUALIFIED ANNUITY CONTRACTS

If you purchase your Contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity (IRA), your Contract is referred to as a Qualified Contract. Some examples of Qualified Contracts are: IRAs, tax-sheltered annuities established by public school systems or certain tax-exempt organizations under Code Section 403(b), corporate sponsored pension and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. Another type of Qualified Contract is a Roth IRA, under which after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a Qualified Contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the Contract. Plan participants making contributions to Qualified Contracts will be subject to the required minimum distribution rules as provided by the Code and described below.

TAXATION OF QUALIFIED ANNUITY CONTRACTS

Under a qualified annuity, since amounts paid into the Contract have generally not yet been taxed, the full amount of such distributions, including the amount attributable to Purchase Payments, whether paid in the form of lump-sum withdrawals or Annuity Payments, are generally taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or contract. The Contract is available as a vehicle for IRA rollovers and for other Qualified Contracts. There are special rules which govern the taxation of Qualified Contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. Amounts rolled over to the Contract from other qualified plan funding vehicles are generally not subject to current taxation. We have provided a more complete discussion in the SAI.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 701/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 701/2 or the year of retirement. If you own more than one individual retirement annuity and/or account, you may satisfy the minimum distribution rules on an aggregate basis (i.e. determine the total amount of required distributions from all IRAs and take the required amount from any one or more IRAs). A similar aggregate approach is available to meet your 403(b) minimum distribution requirements if you have multiple 403(b) annuities. Recently promulgated Treasury regulations changed the distribution requirements; therefore, it is important that you consult your tax adviser as to the impact of these regulations on your personal situation.

MINIMUM DISTRIBUTIONS FOR BENEFICIARIES UPON THE CONTRACT OWNER'S DEATH: Upon the death of the Contract Owner and/or Annuitant of a Qualified Contract, the funds remaining in the Contract must be completely withdrawn within 5 years from the date of death (including in a single lump sum) or minimum distributions may be taken over the life expectancy of the individual beneficiaries (and in certain situations, trusts for individuals), provided such distributions are payable at least annually and begin within one year from the date of death. Special rules apply where the beneficiary is the surviving spouse, which allow the spouse to assume the Contract and defer the minimum distribution requirements.

NOTE TO PARTICIPANTS IN QUALIFIED PLANS INCLUDING 401, 403(B), 457 AS WELL AS IRA OWNERS: While annual plan contribution limits may be increased from time to time by Congress and the IRS for federal income tax purposes, these limits must be adopted by each state for the higher limits to be effective at a state income tax level. In other words, the permissible contribution limit for income tax purposes may be different at the federal level from your state's income tax laws. Therefore, in certain states, a portion of the contributions may not be excludible or deductible from state income taxes. Please consult your employer or tax adviser regarding this issue.

NON-QUALIFIED ANNUITY CONTRACTS

If you purchase the Contract on an individual basis with after-tax dollars and not under one of the programs described above, your Contract is referred to as non-qualified.

As the owner of a non-qualified annuity, you do not receive any tax benefit (deduction or deferral of income) on Purchase Payments, but you will not be taxed on increases in the value of your Contract until a distribution occurs -- either as a withdrawal (distribution made prior to the Maturity Date), or as periodic Annuity Payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings under federal tax laws. Similarly, when you receive an Annuity Payment, part of each periodic payment is considered a return of your Purchase Payments and will not be taxed. The remaining portion of the Annuity Payment (i.e., any earnings) will be considered ordinary income for federal income tax purposes.

If a non-qualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the Contract attributable to Purchase Payments made after February 28, 1986 are includable in income annually and taxed at ordinary income tax rates. Furthermore, for contracts issued after April 22, 1987, if you transfer the Contract to another person or entity without adequate consideration, all deferred increases in value will be includable in your income for federal income tax purposes at the time of the transfer.

If you make a partial withdrawal of your annuity balance, the distribution will generally be taxed as first coming from earnings, (income in the Contract), and then from your Purchase Payments. These withdrawn earnings are includable in your taxable income. (See Penalty Tax for Premature Distributions below.) As a general rule, there is income in the Contract to the extent the Contract Value exceeds your investment in the Contract. The investment in the Contract equals the total Purchase Payments you paid less any amount received previously which was excludible from gross income. Any direct or indirect borrowing against the value of the Contract or pledging of the Contract as security for a loan will be treated as a cash distribution under the tax law, and will have tax consequences in the year taken. It should be noted that there is no guidance as to the determination of the amount of income in a Contract if it is issued with a guaranteed minimum withdrawal benefit. Therefore, you should consult with your tax adviser as to the potential tax consequences of a partial surrender if your Contract is issued with a guaranteed minimum withdrawal benefit.

Code Section 72(s) requires that non-qualified annuity contracts meet minimum mandatory distribution requirements upon the death of the Contract Owner, including the death of either of the joint owners. If these requirements are not met, the Contract will not be treated as an annuity contract for federal income tax purposes and earnings under the Contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the succeeding Contract

Owner is the surviving spouse. We will administer contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

DIVERSIFICATION REQUIREMENTS FOR VARIABLE ANNUITIES

The Code requires that any non-qualified variable annuity contracts based on a Separate Account must meet specific diversification standards. Non-qualified variable annuity contracts shall not be treated as an annuity for federal income tax purposes if investments made in the account are not adequately diversified. Final tax regulations define how Separate Accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the Contract Owner of tax-deferred treatment, requiring the current inclusion of a proportionate share of the income and gains from the Separate Account assets in the income of each Contract Owner. The Company intends to administer all contracts subject to this provision of law in a manner that will maintain adequate diversification.

OWNERSHIP OF THE INVESTMENTS

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the Contract Owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the Contract Owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets supporting the Contract.

TAXATION OF DEATH BENEFIT PROCEEDS

Amounts may be distributed from a Non-qualified Contract because of the death of an owner or Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract; or (ii) if distributed under a payment option, they are taxed in the same way as Annuity Payments.

OTHER TAX CONSIDERATIONS

TREATMENT OF CHARGES FOR OPTIONAL BENEFITS

The Contract may provide one or more optional enhanced death benefits or other minimum guaranteed benefit that in some cases may exceed the greater of purchase price or the Contract Value. It is possible that the Internal Revenue Service may take the position that the charges for the optional enhanced benefit(s) are deemed to be taxable distributions to you. Although we do not believe that a charge under such optional enhanced benefit should be treated as a taxable withdrawal, you should consult with your tax adviser before selecting any rider or endorsement to the Contract.

PENALTY TAX FOR PREMATURE DISTRIBUTIONS

For both Qualified and Non-qualified Contracts, taxable distributions taken before the Contract Owner has reached the age of 591/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the Contract Owner. Other exceptions may be available in certain qualified plans. The 10% additional tax is in addition to any penalties that may apply under your Contract and the normal income taxes due on the distribution.

PUERTO RICO TAX CONSIDERATIONS

The Puerto Rico Internal Revenue Code of 1994 (the "1994 Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, no taxable income is recognized for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 1994 Code. Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico, and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

NON-RESIDENT ALIENS

Distributions to non-resident aliens ("NRAs") are subject to special and complex tax and withholding rules under the Code, with respect to U.S. source income, some of which are based upon the particular facts and circumstances of the Contract Owner, the beneficiary and the transaction itself. As stated above, the IRS has taken the position that income from the Contract received by NRAs is considered U.S. source income. In addition, Annuity Payments to NRAs in many countries are exempt from U.S. tax (or subject to lower rates) based upon a tax treaty, provided that the Contract Owner complies with the applicable requirements. NRAs should seek guidance from a tax adviser regarding their personal situation.

                                OTHER INFORMATION
--------------------------------------------------------------------------------

THE INSURANCE COMPANIES

Please refer to your Contract to determine which Company issued your Contract.

The Travelers Insurance Company is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly-owned subsidiary of Citigroup Inc. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

The Travelers Life and Annuity Company is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States (except New York), the District of Columbia and Puerto Rico. The Company is an indirect wholly-owned subsidiary of Citigroup Inc. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103-3415.

On January 31, 2005, CITIGROUP INC. announced that it has agreed to sell its life insurance and annuity businesses to METLIFE, INC. The proposed sale would include the following insurance companies that issue the variable annuity contract described in this prospectus:

     o    The Travelers Insurance Company ("TIC")

     o    The Travelers Life and Annuity Company ("TLAC")

The proposed sale would also include TIC and TLAC's affiliated investment advisory companies, Travelers Asset Management International Company LLC, and Travelers Investment Adviser Inc., each of which serves as the investment advisor for certain of the funding options that may be available under your variable contract.

The transaction is subject to certain domestic and international regulatory approvals, as well as other customary conditions to closing. The transaction is expected to close this summer. Under the terms of the transaction, The Travelers Insurance Company will distribute its ownership of Primerica Life Insurance Company and certain other assets, including shares of Citigroup preferred stock, to Citigroup Inc., or its subsidiaries prior to the closing. The Travelers Insurance Company has filed a current report on Form 8-K on February 2, 2005 with additional information about the transaction, including pro forma financial information. The filing can be found at the SEC's Internet website at http://www.sec.gov.

The transaction will not affect the terms or conditions of your variable annuity, and The Travelers Insurance Company or The Travelers Life and Annuity Company will remain fully responsible for their respective contractual obligations to variable annuity contract owners.

FINANCIAL STATEMENTS

The financial statements for the Company are located in the Statement of Additional Information.

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. The Travelers Insurance Company and The Travelers Life and Annuity Company (together the "Company") have appointed Travelers Distribution LLC ("TDLLC") to serve as the principal underwriter and distributor of the securities offered through this Prospectus, pursuant to the terms of a Distribution and Principal Underwriting Agreement. TDLLC, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable annuity contracts and variable life insurance policies issued by the Company and its affiliated companies. The Company reimburses TDLLC for expenses TDLLC incurs in distributing the Contracts (e.g. commissions payable to retail broker-dealers who sell the Contracts). TDLLC does not retain any fees under the Contracts; however, TDLLC may receive 12b-1 fees from the Underlying Funds.

TDLLC's principal executive offices are located at One Cityplace, Hartford, Connecticut 06103. TDLLC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

TDLLC and the Company enter into selling agreements with broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Contracts but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable insurance products. The Company intends to offer the Contract in all jurisdictions where it is licensed to do business and where the Contract is approved. The Contracts are offered on a continuous basis.

COMPENSATION. Broker-dealers who have selling agreements with TDLLC and the Company are paid compensation for the promotion and sale of the Contracts. Registered representatives who solicit sales of the Contract typically receive a portion of the compensation payable to the broker-dealer firm, depending on the agreement between the firm and the registered representative. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor or disfavor one product provider over another product provider due to differing compensation rates.

We generally pay compensation as a percentage of purchase payments invested in the Contract. Alternatively, we may pay lower compensation on purchase payments but pay periodic asset-based compensation based on all or a portion of the Contract Value. The amount and timing of compensation may vary depending on the selling agreement but is not expected to exceed 7.50% of Purchase Payments (if up-front compensation is paid to registered representatives) and up to 1.50% annually of average Contract Value (if asset-based compensation is paid to registered representatives). We may periodically establish compensation specials whereby we pay a higher amount for sales of the Contract during a specified period. While a compensation special is in effect, registered representatives may be inclined to favor a product that pays a higher compensation over another product where a compensation special is not in effect. We are not currently offering any compensation specials.

This Contract does not assess a front-end sales charge, so you do not directly pay for sales and distribution expenses. Instead, you indirectly pay for sales and distribution expenses through the overall charges and fees assessed under your Contract. For example, any profits the Company may realize through assessing the mortality and expense risk charge under your Contract may be used to pay for sales and distribution expenses. The Company may also pay for sales and distribution expenses out of any payments the Company or TDLLC may receive from the Underlying Funds for providing administrative, marketing and other support and services to the Underlying Funds. If your Contract assesses a Contingent Deferred Sales Charge, proceeds from this charge may be used to reimburse the Company for sales and distribution expenses. No additional sales compensation is paid if you select any optional benefits under your Contract.

To the extent permitted by NASD rules and other applicable laws and regulations, TDLLC may pay or allow other promotional incentives or payments in the form of cash or other compensation.

The Company and TDLLC have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, the Company and TDLLC pay separate, additional compensation to the broker-dealer firm for services the broker-dealer provides in connection with the distribution of the Company's products. These services may include providing the Company with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Company's products.

These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on aggregate, net or anticipated sales of the Contracts, total assets attributable to sales of the Contract by registered representatives of the broker-dealer firm or based on the length of time that a Contract owner has owned the Contract. Any such compensation payable to a broker-dealer firm will be made by TDLLC or the Company out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firm and its registered representatives to favor the Company's products. The Company and TDLLC have entered into preferred distribution arrangements with AIG Advisor Group (including Advantage Capital Corporation, FSC Securities Corporation, Royal Alliance Associates, Inc., Sentra Securities Corporation, Spelman & Co., Inc. and SunAmerica Securities, Inc.), Citigroup Global Markets Inc. (f/k/a Smith Barney), Citicorp Investment Services, Inc., Linsco/Private Ledger, and Merrill Lynch, Pierce, Fenner & Smith, Incorporated.

SALE OF VARIABLE ANNUITIES BY AFFILIATES OF THE COMPANY. The Company and TDLLC may offer the Contracts through retail broker-dealer firms that are affiliates of the Company. Because of the affiliation, these broker-dealer firms and their registered representatives may favor the Company's products.

CITICORP INVESTMENT SERVICES, INC. The Company and TDLLC have entered into a selling agreement with Citicorp Investment Services, Inc. ("CIS"), which is affiliated with the Company. CIS is a subsidiary of Citibank, N.A. Registered representatives of CIS, who are properly licensed and appointed, may offer the Contract to customers.

CITIGROUP GLOBAL MARKETS INC. The Company and TDLLC have entered into a selling agreement with Citigroup Global Markets Inc. ("Smith Barney"), which is affiliated with the Company. Smith Barney is a subsidiary of Citigroup. Registered representatives of Smith Barney, who are properly licensed and appointed, may offer the Contract to customers.

WHOLESALER BROKER-DEALERS. The Company and TDLLC have entered into agreements with certain broker-dealers who receive compensation for providing services related to the wholesale distribution of the Contracts, in particular providing marketing support to the retail broker-dealer firms with which we enter into selling agreements.

SCUDDER DISTRIBUTORS, INC. The Company and TDLLC have entered into a distribution arrangement with Scudder Distributors, Inc. ("SDI") under which the Company and TDLLC pay SDI a fee of 1.0% of all Purchase Payments made under the Contracts for providing wholesale distribution support in relation to the Scudder Advocate line of products. The Scudder Advocate line of products feature portfolios of the Scudder Variable Series I and II as Variable Funding Options. Scudder Variable Series I and II are advised by Deutsche Investment Management Americas Inc. and are distributed by SDI, its affiliate. Scudder Variable Series I and II and SDI have also entered into agreement(s) with the Company and TDLLC under which a fee is payable by SDI (based on average net assets of the Underlying Funds attributable to the Contracts) in connection with the Company's provision of administrative, marketing or other support services to the Fund.

CONFORMITY WITH STATE AND FEDERAL LAWS

The laws of the state in which we deliver a contract govern that Contract. Where a state has not approved a contract feature or funding option, it will not be available in that state. Any paid-up annuity, Cash Surrender Value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the Contract Owner is subject.

VOTING RIGHTS

The Company is the legal owner of the shares of the Underlying Funds. However, we believe that when an Underlying Fund solicits proxies in conjunction with a vote of shareholders we are required to obtain from you and from other owners instructions on how to vote those shares. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Contract Owners, in the same proportion as shares for which we received voting instructions. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right. In certain limited circumstances, and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Contract Owners.

RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Contract Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators.

LEGAL PROCEEDINGS AND OPINIONS

Legal matters in connection with the federal laws and regulations affecting the issue and sale of the Contract described in this prospectus, as well as the organization of the Companies, their authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been passed on by the Deputy General Counsel of the Companies.

In 2003 and 2004, several issues in the mutual fund and variable insurance product industries have come under the scrutiny of federal and state regulators. Like many other companies in our industry, the Company has received a request for information from the Securities and Exchange Commission (SEC) and a subpoena from the New York Attorney General regarding market timing and late trading. During 2004 the SEC requested additional information about the Company's variable product operations on market timing, late trading and revenue sharing, and the SEC, the National Association of Securities Dealers and the New York Insurance Department have made inquiries into these issues and other matters associated with the sale and distribution of insurance products. In addition, like many insurance companies and agencies, in 2004 and 2005 the Company received inquiries from certain state Departments of Insurance regarding producer compensation and bidding practices. The Company is cooperating fully with all of these requests and is not able to predict their outcomes.

Notwithstanding the above, there are no pending legal proceedings affecting either the Separate Account or the principal underwriter. There are no pending legal proceedings against either Company likely to have a material adverse affect on the ability of either Company to meet its obligations under the applicable Contract.

                                   APPENDIX A
--------------------------------------------------------------------------------

               TIC SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (IN DOLLARS)

The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the MINIMUM Separate Account Charge available under the contract. The second table provides the AUV information for the MAXIMUM Separate Account Charge available under the contract. The Separate Account Charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon attached in Appendix E. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.


                         SEPARATE ACCOUNT CHARGES 1.55%

                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR       END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
AIM Variable Insurance Funds, Inc.
   AIM V.I. Utilities Fund (8/03)...........................   2004        1.069           1.300                  63,769
                                                               2003        1.000           1.069                      --

Credit Suisse Trust
   Credit Suisse Trust Emerging Markets Portfolio (10/03)...   2004        1.322           1.626                  36,384
                                                               2003        1.000           1.322                      --

   Credit Suisse Trust Global Post-Venture Capital
   Portfolio (11/03)........................................   2004        1.241           1.442                   1,513
                                                               2003        1.000           1.241                      --

Dreyfus Investment Portfolio
   Dreyfus MidCap Stock Portfolio -- Service Shares (7/03)..   2004        1.174           1.321                 278,865
                                                               2003        1.000           1.174                      --

Dreyfus Socially Responsible Growth Fund, Inc.
   Dreyfus Socially Responsible Growth Fund, Inc. --
   Service Shares (9/03)....................................   2004        1.128           1.177                      --
                                                               2003        1.000           1.128                      --

Scudder Investments VIT Funds
   Scudder Real Estate Securities Portfolio --
   Class B (7/03)...........................................   2004        1.166           1.501                 359,796
                                                               2003        1.000           1.166                      --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)


                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR       END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
Scudder Variable Series I
   21st Century Growth Portfolio -- Class B (11/03).........   2004        1.130           1.231                   3,236
                                                               2003        1.000           1.130                      --

   Capital Growth Portfolio -- Class B (8/03)...............   2004        1.118           1.184                  47,547
                                                               2003        1.000           1.118                      --

   Global Discovery Portfolio -- Class B (10/03)............   2004        1.256           1.523                  11,665
                                                               2003        1.000           1.256                      --

   Growth and Income Portfolio -- Class B (7/03)............   2004        1.130           1.222                 281,014
                                                               2003        1.000           1.130                      --

   Health Sciences Portfolio -- Class B (7/03)..............   2004        1.125           1.210                  48,256
                                                               2003        1.000           1.125                      --

   International Portfolio -- Class B (7/03)................   2004        1.187           1.359                  82,608
                                                               2003        1.000           1.187                      --

Scudder Variable Series II
   Scudder Aggressive Growth Portfolio -- Class B (12/03)...   2004        1.167           1.191                  57,968
                                                               2003        1.000           1.167                      --

   Scudder Blue Chip Portfolio -- Class B (8/03)............   2004        1.158           1.318                 197,758
                                                               2003        1.000           1.158                      --

   Scudder Conservative Income Strategy Portfolio --
   Class B (9/04)...........................................   2004        1.010           1.043                  88,460

   Scudder Fixed Income Portfolio -- Class B (7/03).........   2004        0.991           1.015                 667,179
                                                               2003        1.000           0.991                      --

   Scudder Global Blue Chip Portfolio -- Class B (10/03)....   2004        1.183           1.332                  58,679
                                                               2003        1.000           1.183                      --

   Scudder Government & Agency Securities
   Portfolio -- Class B (7/03)..............................   2004        0.998           1.015                 136,757
                                                               2003        1.000           0.998                      --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)



                   SEPARATE ACCOUNT CHARGES 1.55% (CONTINUED)

                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR       END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
   Scudder Growth & Income Strategy Portfolio (9/04)........   2004        1.013           1.078                  90,848

   Scudder Growth Portfolio -- Class B (8/03)...............   2004        1.111           1.146                  33,924
                                                               2003        1.000           1.111                      --

   Scudder Growth Strategy Portfolio -- Class B (9/04)......   2004        1.017           1.097               1,056,279

   Scudder High Income Portfolio -- Class B (7/03)..........   2004        1.094           1.207                 247,661
                                                               2003        1.000           1.094                      --

   Scudder Income & Growth Strategy Portfolio --
   Class B (9/04)...........................................   2004        1.010           1.060                  38,576

   Scudder International Select Equity Portfolio --
   Class B (7/03)...........................................   2004        1.212           1.407                  77,487
                                                               2003        1.000           1.212                      --
Scudder Mercury Large Cap Core Portfolio (12/04)............   2004        1.000           1.037                      --
   Scudder Money Market Portfolio -- Class B (8/03).........   2004        0.992           0.982                 871,384
                                                               2003        1.000           0.992                  52,385

   Scudder Small Cap Growth Portfolio -- Class B (7/03).....   2004        1.135           1.235                  52,869
                                                               2003        1.000           1.135                      --

   Scudder Strategic Income Portfolio -- Class B (7/03).....   2004        0.987           1.052                 159,072
                                                               2003        1.000           0.987                      --

   Scudder Technology Growth Portfolio -- Class B (7/03)....   2004        1.218           1.217                     998
                                                               2003        1.000           1.218                      --

   Scudder Templeton Foreign Value Portfolio (11/04)........   2004        1.000           1.054                      --

   Scudder Total Return Portfolio -- Class B (7/03).........   2004        1.066           1.116                 114,599
                                                               2003        1.000           1.066                      --

   SVS Davis Venture Value Portfolio -- Class B (7/03)......   2004        1.161           1.273                 333,537
                                                               2003        1.000           1.161                      --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)


                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR       END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
   SVS Dreman Financial Services Portfolio -- Class B (8/03)   2004        1.132           1.243                 150,927
                                                               2003        1.000           1.132                      --

   SVS Dreman High Return Equity Portfolio -- Class B (8/03)   2004        1.165           1.304                 974,299
                                                               2003        1.000           1.165                      --

   SVS Dreman Small Cap Value Portfolio -- Class B (7/03)...   2004        1.247           1.542                 292,978
                                                               2003        1.000           1.247                      --

   SVS Eagle Focused Large Cap Growth Portfolio --
   Class B (8/03)...........................................   2004        1.120           1.120                  59,526
                                                               2003        1.000           1.120                      --

   SVS Focus Value & Growth Portfolio -- Class B (10/03)....   2004        1.160           1.267                  16,996
                                                               2003        1.000           1.160                      --

   SVS II Scudder Large Cap Value Portfolio --
   Class B (8/03)...........................................   2004        1.165           1.258                 220,709
                                                               2003        1.000           1.165                      --

   SVS Index 500 Portfolio -- Class B (7/03)................   2004        1.135           1.229                 193,885
                                                               2003        1.000           1.135                      --

   SVS INVESCO Dynamic Growth Portfolio -- Class B (8/03)...   2004        1.178           1.293                  17,966
                                                               2003        1.000           1.178                      --

   SVS Janus Growth And Income Portfolio -- Class B (7/03)..   2004        1.122           1.227                  52,580
                                                               2003        1.000           1.122                      --

   SVS Janus Growth Opportunities Portfolio --
   Class B (10/03)..........................................   2004        1.113           1.229                  12,619
                                                               2003        1.000           1.113                      --

   SVS MFS Strategic Value Portfolio -- Class B (8/03)......   2004        1.124           1.300                 247,053
                                                               2003        1.000           1.124                      --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)


                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR       END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
   SVS Oak Strategic Equity Portfolio -- Class B (7/03).....   2004        1.196           1.188                  81,031
                                                               2003        1.000           1.196                      --

   SVS Turner Mid Cap Growth Portfolio -- Class B (7/03)....   2004        1.215           1.324                  78,405
                                                               2003        1.000           1.215                      --

The Alger American Fund
   Alger American Balanced Portfolio -- Class S
   Shares (7/03)............................................   2004        1.065           1.093                 477,828
                                                               2003        1.000           1.065                  25,808

   Alger American Leveraged AllCap Portfolio -- Class S
   Shares (10/03)...........................................   2004        1.124           1.194                  88,121
                                                               2003        1.000           1.124                      --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)


                         SEPARATE ACCOUNT CHARGES 2.65%

                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR       END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
AIM Variable Insurance Funds, Inc.
   AIM V.I. Utilities Fund (8/03)...........................   2004        1.000           1.199                      --

Credit Suisse Trust
   Credit Suisse Trust Emerging Markets Portfolio (10/03)...   2004        1.000           1.161                      --

   Credit Suisse Trust Global Post-Venture Capital
   Portfolio (11/03)........................................   2004        1.000           1.129                      --

Dreyfus Investment Portfolio
   Dreyfus MidCap Stock Portfolio --
   Service Shares (7/03)....................................   2004        1.000           1.114                   4,826

Dreyfus Socially Responsible Growth Fund, Inc.
   Dreyfus Socially Responsible Growth Fund, Inc.-- Service
   Shares (9/03)............................................   2004        1.000           1.042                      --

Scudder Investments VIT Funds
   Scudder Real Estate Securities Portfolio --
   Class B (7/03)...........................................   2004        1.000           1.209                      --

Scudder Variable Series I
   21st Century Growth Portfolio -- Class B (11/03).........   2004        1.000           1.065                      --

   Capital Growth Portfolio -- Class B (8/03)...............   2004        1.000           1.053                      --

   Global Discovery Portfolio -- Class B (10/03)............   2004        1.000           1.193                      --

   Growth and Income Portfolio -- Class B (7/03)............   2004        1.000           1.079                      --

   Health Sciences Portfolio -- Class B (7/03)..............   2004        1.000           1.037                   2,973

   International Portfolio -- Class B (7/03)................   2004        1.000           1.135                      --

Scudder Variable Series II
   Scudder Aggressive Growth Portfolio -- Class B (12/03)...   2004        1.000           1.042                      --

   Scudder Blue Chip Portfolio -- Class B (8/03)............   2004        1.000           1.109                   2,849

                      ACCUMULATION UNIT VALUES (IN DOLLARS)


                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR       END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
   Scudder Conservative Income Strategy Portfolio --           2004        1.009           1.039                      --
   Class B (9/04)...........................................

   Scudder Fixed Income Portfolio -- Class B (7/03).........   2004        1.000           0.993                   1,829

   Scudder Global Blue Chip Portfolio -- Class B (10/03)....   2004        1.000           1.122                      --

   Scudder Government & Agency Securities
   Portfolio -- Class B (7/03)..............................   2004        1.000           0.998                   1,815

   Scudder Growth & Income Strategy Portfolio (9/04)........   2004        1.012           1.073                      --

   Scudder Growth Portfolio -- Class B (8/03)...............   2004        1.000           1.040                   1,926

   Scudder Growth Strategy Portfolio -- Class B (9/04)......   2004        1.016           1.092                      --

   Scudder High Income Portfolio -- Class B (7/03)..........   2004        1.000           1.082                   1,787

   Scudder Income & Growth Strategy Portfolio --
   Class B (9/04)...........................................   2004        1.009           1.055                      --

   Scudder International Select Equity Portfolio --
   Class B (7/03)...........................................   2004        1.000           1.148                      --
   Scudder Mercury Large Cap Core Portfolio (12/04).........   2004        1.000           1.036                      --
   Scudder Money Market Portfolio -- Class B (8/03).........   2004        1.000           0.983                      --

   Scudder Small Cap Growth Portfolio -- Class B (7/03).....   2004        1.000           1.064                   2,070

   Scudder Strategic Income Portfolio -- Class B (7/03).....   2004        1.000           1.055                   1,821

   Scudder Technology Growth Portfolio -- Class B (7/03)....   2004        1.000           1.043                   3,123

   Scudder Templeton Foreign Value Portfolio (11/04)........   2004        1.000           1.052                      --

   Scudder Total Return Portfolio -- Class B (7/03).........   2004        1.000           1.031                      --

   SVS Davis Venture Value Portfolio -- Class B (7/03)......   2004        1.000           1.066                      --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)


                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR       END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
   SVS Dreman Financial Services Portfolio -- Class B (8/03)   2004        1.000           1.058                   2,917

   SVS Dreman High Return Equity Portfolio -- Class B (8/03)   2004        1.000           1.113                   4,634

   SVS Dreman Small Cap Value Portfolio -- Class B (7/03)...   2004        1.000           1.165                   2,750

   SVS Eagle Focused Large Cap Growth Portfolio --
   Class B (8/03)...........................................   2004        1.000           1.009                   3,145

   SVS Focus Value & Growth Portfolio -- Class B (10/03)....   2004        1.000           1.103                      --

   SVS II Scudder Large Cap Value Portfolio --
   Class B (8/03)...........................................   2004        1.000           1.078                   2,855

   SVS Index 500 Portfolio -- Class B (7/03)................   2004        1.000           1.083                      --

   SVS INVESCO Dynamic Growth Portfolio -- Class B (8/03)...   2004        1.000           1.101                      --

   SVS Janus Growth And Income Portfolio -- Class B (7/03)..   2004        1.000           1.099                   2,923

   SVS Janus Growth Opportunities Portfolio --
   Class B (10/03)..........................................   2004        1.000           1.105                      --

   SVS MFS Strategic Value Portfolio -- Class B (8/03)......   2004        1.000           1.138                      --

   SVS Oak Strategic Equity Portfolio -- Class B (7/03).....   2004        1.000           1.013                      --

   SVS Turner Mid Cap Growth Portfolio -- Class B (7/03)....   2004        1.000           1.096                      --

The Alger American Fund
   Alger American Balanced Portfolio --
   Class S Shares (7/03)....................................   2004        1.000           1.014                   3,981

                      ACCUMULATION UNIT VALUES (IN DOLLARS)


                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR       END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
   Alger American Leveraged AllCap Portfolio -- Class S        2004        1.000           1.066                      --
   Shares (10/03)...........................................


                                      NOTES

Effective "10/15/2004" AIM Variable Insurance Funds, Inc., INVESCO VIF -- Utilities Fund changed its name to AIM Variable Insurance Funds, Inc.: AIM V.I. Utilities Fund

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amount allocated to them or were not available as of December 31, 2004.

"Number of Units outstanding at the end of the year" may include units for Contracts Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX B
--------------------------------------------------------------------------------

               TLAC SEPARATE ACCOUNT TWELVE FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (IN DOLLARS)

The following Accumulation Unit Value ("AUV") information should be read in conjunction with the Separate Account's audited financial statement and notes, which are included in the Statement of Additional Information ("SAI"). The first table provides the AUV information for the MINIMUM Separate Account Charge available under the contract. The second table provides the AUV information for the MAXIMUM Separate Account Charge available under the contract. The Separate Account Charges that fall in between this range are included in the SAI, which is free of charge. You may request a copy of the SAI by calling the toll-free number found on the first page of this prospectus or by mailing in the coupon attached in Appendix E. Please refer to the Fee Table section of this prospectus for more information on Separate Account Charges.


                         SEPARATE ACCOUNT CHARGES 1.55%

                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR       END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
AIM Variable Insurance Funds, Inc.
   AIM V.I. Utilities Fund (7/03)...........................   2004        1.069           1.300                 106,166
                                                               2003        1.000           1.069                      --

Credit Suisse Trust
   Credit Suisse Trust Emerging Markets Portfolio (7/03)....   2004        1.322           1.626                  79,763
                                                               2003        1.000           1.322                     399

   Credit Suisse Trust Global Post-Venture Capital
   Portfolio (6/03).........................................   2004        1.241           1.442                  26,986
                                                               2003        1.000           1.241                      --

Dreyfus Investment Portfolio
   Dreyfus MidCap Stock Portfolio -- Service Shares (6/03)..   2004        1.174           1.321                 319,096
                                                               2003        1.000           1.174                  18,321

Dreyfus Socially Responsible Growth Fund, Inc.
   Dreyfus Socially Responsible Growth Fund, Inc. --
   Service Shares (9/03)....................................   2004        1.128           1.177                  25,027
                                                               2003        1.000           1.128                      --

Scudder Investments VIT Funds
   Scudder Real Estate Securities Portfolio --
   Class B (6/03)...........................................   2004        1.166           1.501                 416,570
                                                               2003        1.000           1.166                  31,908

                      ACCUMULATION UNIT VALUES (IN DOLLARS)


                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR       END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
Scudder Variable Series I
   21st Century Growth Portfolio -- Class B (8/03)..........   2004        1.130           1.231                  98,041
                                                               2003        1.000           1.130                      --

   Capital Growth Portfolio -- Class B (7/03)...............   2004        1.118           1.184                 285,640
                                                               2003        1.000           1.118                  99,871

   Global Discovery Portfolio -- Class B (7/03).............   2004        1.256           1.523                 132,423
                                                               2003        1.000           1.256                      --

   Growth and Income Portfolio -- Class B (6/03)............   2004        1.130           1.222                 172,071
                                                               2003        1.000           1.130                  11,807

   Health Sciences Portfolio -- Class B (6/03)..............   2004        1.125           1.210                  64,549
                                                               2003        1.000           1.125                   7,708

   International Portfolio -- Class B (7/03)................   2004        1.187           1.359                 344,755
                                                               2003        1.000           1.187                   7,337

Scudder Variable Series II
   Scudder Aggressive Growth Portfolio -- Class B (8/03)....   2004        1.167           1.191                  31,440
                                                               2003        1.000           1.167                      --

   Scudder Blue Chip Portfolio -- Class B (6/03)............   2004        1.158           1.318                 283,119
                                                               2003        1.000           1.158                  32,460

   Scudder Conservative Income Strategy Portfolio --
   Class B (8/04)...........................................   2004        1.005           1.043                      --

   Scudder Fixed Income Portfolio -- Class B (6/03).........   2004        0.991           1.015               1,013,767
                                                               2003        1.000           0.991                  42,825

   Scudder Global Blue Chip Portfolio -- Class B (8/03).....   2004        1.183           1.332                  65,508
                                                               2003        1.000           1.183                   2,944

   Scudder Government & Agency Securities
   Portfolio -- Class B (6/03)..............................   2004        0.998           1.015                 651,596
                                                               2003        1.000           0.998                  34,617

   Scudder Growth & Income Strategy Portfolio (8/04)........   2004        1.000           1.078                 431,287

                      ACCUMULATION UNIT VALUES (IN DOLLARS)


                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR       END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
   Scudder Growth Portfolio -- Class B (7/03)...............   2004        1.111           1.146                 196,692
                                                               2003        1.000           1.111                      --

   Scudder Growth Strategy Portfolio -- Class B (9/04)......   2004        1.016           1.097                 175,261

   Scudder High Income Portfolio -- Class B (6/03)..........   2004        1.094           1.207                 556,117
                                                               2003        1.000           1.094                  75,380

   Scudder Income & Growth Strategy Portfolio --
   Class B (8/04)...........................................   2004        1.003           1.060                 774,322

   Scudder International Select Equity Portfolio --
   Class B (7/03)...........................................   2004        1.212           1.407                 204,220
                                                               2003        1.000           1.212                  12,608
   Scudder Mercury Large Cap Core Portfolio (12/04).........   2004        1.000           1.037                      --
   Scudder Money Market Portfolio -- Class B (7/03).........   2004        0.992           0.982               2,463,485
                                                               2003        1.000           0.992                  58,943

   Scudder Small Cap Growth Portfolio -- Class B (7/03).....   2004        1.135           1.235                 245,471
                                                               2003        1.000           1.135                 128,991

   Scudder Strategic Income Portfolio -- Class B (6/03).....   2004        0.987           1.052                 346,899
                                                               2003        1.000           0.987                  12,077

   Scudder Technology Growth Portfolio -- Class B (7/03)....   2004        1.218           1.217                 103,092
                                                               2003        1.000           1.218                      --

   Scudder Total Return Portfolio -- Class B (7/03).........   2004        1.066           1.116                 223,826
                                                               2003        1.000           1.066                  54,839

   SVS Davis Venture Value Portfolio -- Class B (7/03)......   2004        1.161           1.273               1,343,436
                                                               2003        1.000           1.161                 163,942

   SVS Dreman Financial Services Portfolio -- Class B (7/03)   2004        1.132           1.243                  62,791
                                                               2003        1.000           1.132                      --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)


                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR       END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
   SVS Dreman High Return Equity Portfolio -- Class B (6/03)   2004        1.165           1.304                 742,960
                                                               2003        1.000           1.165                  75,935

   SVS Dreman Small Cap Value Portfolio -- Class B (7/03)...   2004        1.247           1.542                 514,988
                                                               2003        1.000           1.247                 164,572

   SVS Eagle Focused Large Cap Growth Portfolio --
   Class B (7/03)...........................................   2004        1.120           1.120                 278,318
                                                               2003        1.000           1.120                 100,939

   SVS Focus Value & Growth Portfolio -- Class B (8/03).....   2004        1.160           1.267                  53,794
                                                               2003        1.000           1.160                      --

   SVS II Scudder Large Cap Value Portfolio --
   Class B (7/03)...........................................   2004        1.165           1.258                 468,294
                                                               2003        1.000           1.165                 130,307

   SVS Index 500 Portfolio -- Class B (7/03)................   2004        1.135           1.229                 989,320
                                                               2003        1.000           1.135                  26,170

   SVS INVESCO Dynamic Growth Portfolio -- Class B (8/03)...   2004        1.178           1.293                  82,508
                                                               2003        1.000           1.178                   3,340

   SVS Janus Growth And Income Portfolio -- Class B (8/03)..   2004        1.122           1.227                 167,914
                                                               2003        1.000           1.122                  16,750

   SVS Janus Growth Opportunities Portfolio --
   Class B (7/03)...........................................   2004        1.113           1.229                  69,603
                                                               2003        1.000           1.113                  11,797

   SVS MFS Strategic Value Portfolio -- Class B (8/03)......   2004        1.124           1.300                 238,008
                                                               2003        1.000           1.124                   9,054

   SVS Oak Strategic Equity Portfolio -- Class B (7/03).....   2004        1.196           1.188                 100,850
                                                               2003        1.000           1.196                   3,270

                      ACCUMULATION UNIT VALUES (IN DOLLARS)


                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR       END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
   SVS Turner Mid Cap Growth Portfolio -- Class B (7/03)....   2004        1.215           1.324                 139,906
                                                               2003        1.000           1.215                  69,432

The Alger American Fund
   Alger American Balanced Portfolio --
   Class S Shares (6/03)....................................   2004        1.065           1.093                 573,613
                                                               2003        1.000           1.065                  12,814

   Alger American Leveraged AllCap Portfolio -- Class S
   Shares (7/03)............................................   2004        1.124           1.194                  72,338
                                                               2003        1.000           1.124                      --

                      ACCUMULATION UNIT VALUES (IN DOLLARS)


                         SEPARATE ACCOUNT CHARGES 2.65%

                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR       END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
AIM Variable Insurance Funds, Inc.
   AIM V.I. Utilities Fund (7/03)...........................   2004        1.000           1.199                   9,585

Credit Suisse Trust
   Credit Suisse Trust Emerging Markets Portfolio (7/03)....   2004        1.000           1.161                 115,538

   Credit Suisse Trust Global Post-Venture Capital
   Portfolio (6/03).........................................   2004        1.000           1.129                  28,010

Dreyfus Investment Portfolio
   Dreyfus MidCap Stock Portfolio --
   Service Shares (6/03)....................................   2004        1.000           1.114                  62,790

Dreyfus Socially Responsible Growth Fund, Inc.
   Dreyfus Socially Responsible Growth Fund, Inc.-- Service
   Shares (9/03)............................................   2004        1.000           1.042                      --

Scudder Investments VIT Funds
   Scudder Real Estate Securities Portfolio --
   Class B (6/03)...........................................   2004        1.000           1.209                  63,171

Scudder Variable Series I
   21st Century Growth Portfolio -- Class B (8/03)..........   2004        1.000           1.065                  47,496

   Capital Growth Portfolio -- Class B (7/03)...............   2004        1.000           1.053                 126,915

   Global Discovery Portfolio -- Class B (7/03).............   2004        1.000           1.193                   3,201

   Growth and Income Portfolio -- Class B (6/03)............   2004        1.000           1.079                  12,452

   Health Sciences Portfolio -- Class B (6/03)..............   2004        1.000           1.037                  34,237

   International Portfolio -- Class B (7/03)................   2004        1.000           1.135                 192,174

Scudder Variable Series II
   Scudder Aggressive Growth Portfolio -- Class B (8/03)....   2004        1.000           1.042                  45,980

   Scudder Blue Chip Portfolio -- Class B (6/03)............   2004        1.000           1.109                  61,768

                      ACCUMULATION UNIT VALUES (IN DOLLARS)


                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR       END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
   Scudder Conservative Income Strategy Portfolio --           2004        1.005           1.039                      --
   Class B (8/04)...........................................

   Scudder Fixed Income Portfolio -- Class B (6/03).........   2004        1.000           0.993                 567,333

   Scudder Global Blue Chip Portfolio -- Class B (8/03).....   2004        1.000           1.122                 141,027

   Scudder Government & Agency Securities
   Portfolio -- Class B (6/03)..............................   2004        1.000           0.998                 323,868

   Scudder Growth & Income Strategy Portfolio (8/04)........   2004        0.999           1.073                 273,922

   Scudder Growth Portfolio -- Class B (7/03)...............   2004        1.000           1.040                   1,015

   Scudder Growth Strategy Portfolio -- Class B (9/04)......   2004        1.016           1.092                      --

   Scudder High Income Portfolio -- Class B (6/03)..........   2004        1.000           1.082                 148,145

   Scudder Income & Growth Strategy Portfolio --
   Class B (8/04)...........................................   2004        1.002           1.055                      --

   Scudder International Select Equity Portfolio --
   Class B (7/03)...........................................   2004        1.000           1.148                 118,454
   Scudder Mercury Large Cap Core Portfolio (12/04).........   2004        1.000           1.036                      --
   Scudder Money Market Portfolio -- Class B (7/03).........   2004        1.000           0.983                 102,225

   Scudder Small Cap Growth Portfolio -- Class B (7/03).....   2004        1.000           1.064                  22,185

   Scudder Strategic Income Portfolio -- Class B (6/03).....   2004        1.000           1.055                 241,964

   Scudder Technology Growth Portfolio -- Class B (7/03)....   2004        1.000           1.043                  46,073

   Scudder Total Return Portfolio -- Class B (7/03).........   2004        1.000           1.031                 648,694

   SVS Davis Venture Value Portfolio -- Class B (7/03)......   2004        1.000           1.066                 228,243

   SVS Dreman Financial Services Portfolio -- Class B (7/03)   2004        1.000           1.058                  20,131

                      ACCUMULATION UNIT VALUES (IN DOLLARS)


                                                                       UNIT VALUE AT                      NUMBER OF UNITS
                                                                       BEGINNING OF     UNIT VALUE AT     OUTSTANDING AT
PORTFOLIO NAME                                                 YEAR        YEAR         END OF YEAR       END OF YEAR
----------------                                              ------- ---------------- --------------- ---------------------
   SVS Dreman High Return Equity Portfolio -- Class B (6/03)   2004        1.000           1.113                  93,295

   SVS Dreman Small Cap Value Portfolio -- Class B (7/03)...   2004        1.000           1.165                  46,584

   SVS Eagle Focused Large Cap Growth Portfolio --
   Class B (7/03)...........................................   2004        1.000           1.009                  69,015

   SVS Focus Value & Growth Portfolio -- Class B (8/03).....   2004        1.000           1.103                 162,010

   SVS II Scudder Large Cap Value Portfolio --
   Class B (7/03)...........................................   2004        1.000           1.078                      --

   SVS Index 500 Portfolio -- Class B (7/03)................   2004        1.000           1.083                  19,465

   SVS INVESCO Dynamic Growth Portfolio -- Class B (8/03)...   2004        1.000           1.101                  21,188

   SVS Janus Growth And Income Portfolio -- Class B (8/03)..   2004        1.000           1.099                   6,963

   SVS Janus Growth Opportunities Portfolio --
   Class B (7/03)...........................................   2004        1.000           1.105                  24,422

   SVS MFS Strategic Value Portfolio -- Class B (8/03)......   2004        1.000           1.138                  64,106

   SVS Oak Strategic Equity Portfolio -- Class B (7/03).....   2004        1.000           1.013                  84,018

   SVS Turner Mid Cap Growth Portfolio -- Class B (7/03)....   2004        1.000           1.096                   8,551

The Alger American Fund
   Alger American Balanced Portfolio --
   Class S Shares (6/03)....................................   2004        1.000           1.014                 193,195

   Alger American Leveraged AllCap Portfolio -- Class S
   Shares (7/03)............................................   2004        1.000           1.066                      --

                                      NOTES

Effective "10/15/2004" AIM Variable Insurance Funds, Inc., INVESCO VIF -- Utilities Fund changed its name to AIM Variable Insurance Funds, Inc.: AIM V.I. Utilities Fund

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amount allocated to them or were not available as of December 31, 2004.

"Number of Units outstanding at the end of the year" may include units for Contracts Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX C
--------------------------------------------------------------------------------

                                THE FIXED ACCOUNT

The Fixed Account is part of the Company's general account assets. These general account assets include all assets of the Company other than those held in the Separate Accounts sponsored by the Company or its affiliates.

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic Annuity Payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account Contract Value, or the dollar amount of fixed Annuity Payments made under any payout option.

We guarantee that, at any time, the Fixed Account Contract Value will not be less than the amount of the Purchase Payments allocated to the Fixed Account, plus interest credited as described below, less any applicable premium taxes or prior withdrawals.

Purchase Payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company's general account, which supports insurance and annuity obligations. Where permitted by state law, we reserve the right to restrict Purchase Payments into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract. The general account and any interest therein is not registered under, or subject to the provisions of, the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as we prospectively declare from time to time.

We guarantee the initial rate for any allocations into the Fixed Account for one year from the date of such allocation. We guarantee subsequent renewal rates for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at a rate not less than the minimum interest rate allowed by state law. We reserve the right to change the rate subject to applicable state law. We will determine any interest we credit to amounts allocated to the Fixed Account in excess of the minimum guaranteed rate in our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guaranteed rate for any given year. We have no specific formula for determining the interest rate. Some factors we may consider are regulatory and tax requirements, general economic trends and competitive factors

TRANSFERS

You may make transfers from the Fixed Account to any available Variable Funding Option(s) twice a year during the 30 days following the semiannual anniversary of the Contract Date. We limit transfers to an amount of up to 15% of the Fixed Account Contract Value on the semiannual Contract Date anniversary. (This restriction does not apply to transfers under the Dollar Cost Averaging Program.) Amounts previously transferred from the Fixed Account to Variable Funding Options may not be transferred back to the Fixed Account for a period of at least six months from the date of transfer. We reserve the right to waive either of these restrictions. Where permitted by state law, we reserve the right to restrict transfers into the Fixed Account whenever the credited interest rate on the Fixed Account is equal to the minimum guaranteed interest rate specified in your Contract

Automated transfers from the Fixed Account to any of the Variable Funding Options may begin at any time. Automated transfers from the Fixed Account may not deplete your Fixed Account value in a period of less than twelve months from your enrollment in the Dollar Cost Averaging Program.

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                                   APPENDIX D
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            WAIVER OF WITHDRAWAL CHARGE FOR NURSING HOME CONFINEMENT (AVAILABLE ONLY IF THE OWNER IS AGE 70 OR YOUNGER ON THE DATE THE CONTRACT IS ISSUED.)

If, after the first Contract Year and before the Maturity Date, and you begin confinement in an eligible nursing home, you may surrender or make withdrawal, subject to the maximum withdrawal amount described below, without incurring a withdrawal charge. In order for the Company to waive the withdrawal charge, the withdrawal must be made during continued confinement in an eligible nursing home after the qualifying period has been satisfied, or within sixty (60) days after such confinement ends. The qualifying period is confinement in an eligible nursing home for ninety (90) consecutive days. We will require proof of confinement in a form satisfactory to us, which may include certification by a licensed physician that such confinement is medically necessary.

An eligible nursing home is defined as an institution or special nursing unit of a hospital which:

     (a)  is Medicare approved as a provider of skilled nursing care services;
          and

     (b) is not, other than in name only, an acute care hospital, a home for the aged, a retirement home, a rest home, a community living center, or a place mainly for the treatment of alcoholism.


                                       OR

Meets all of the following standards:

     (a) is licensed as a nursing care facility by the state in which it is licensed;

     (b) is either a freestanding facility or a distinct part of another facility such as a ward, wing, unit or swing-bed of a hospital or other facility;

     (c) provides nursing care to individuals who are not able to care for themselves and who require nursing care;

     (d) provides, as a primary function, nursing care and room and board; and charges for these services;

     (e) provides care under the supervision of a licensed physician, registered nurse (RN) or licensed practical nurse (LPN);

     (f) may provide care by a licensed physical, respiratory, occupational or speech therapist; and

     (g) is not, other than in name only, an acute care hospital, a home for the aged, a retirement home, a rest home, a community living center, or a place mainly for the treatment of alcoholism.

We will not waive withdrawal charges if confinement is due to one or more of the following causes:

     (a) mental, nervous, emotional or personality disorder without demonstrable organic disease, including, but not limited to, neurosis, psychoneurosis, psychopathy or psychosis

     (b) the voluntary taking or injection of drugs, unless prescribed or administered by a licensed physician

     (c) the voluntary taking of any drugs prescribed by a licensed physician and intentionally not taken as prescribed

     (d) sensitivity to drugs voluntarily taken, unless prescribed by a physician

     (e) drug addiction, unless addiction results from the voluntary taking of drugs prescribed by a licensed physician, or the involuntary taking of drugs.

FILING A CLAIM: You must provide the Company with written notice of a claim during continued confinement after the 90-day qualifying period, or within sixty days after such confinement ends.

The maximum withdrawal amount for which we will waive the withdrawal charge is the Contract Value on the next valuation date following written proof of claim, less any Purchase Payments made within a one-year period before confinement in an eligible nursing home begins, less any Purchase Payment Credits applied within 12 months prior to the withdrawal, less any Purchase Payments made on or after the Annuitant's 71st birthday.

We will pay any withdrawal requested under the scope of this waiver as soon as we receive proper written proof of your claim, and we will pay the withdrawal in a lump sum. You should consult with your personal tax adviser regarding the tax impact of any withdrawals taken from your Contract.

                                   APPENDIX E
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               CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to The Travelers Insurance Company or The Travelers Life and Annuity Company. A list of the contents of the Statement of Additional Information is set forth below:

                        The Insurance Company
                        Principal Underwriter
                        Distribution and Principal Underwriting Agreement Valuation of Assets
                        Federal Tax Considerations
                        Independent Accountants
                        Financial Statements


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Copies of the Statement of Additional Information dated May 2, 2005 are available without charge. To request a copy, please clip this coupon on the line above, enter your name and address in the spaces provided below, and mail to:
Travelers Life & Annuity at One Cityplace, 3CP, Hartford, Connecticut 06103-3415. The Travelers Insurance Company Statement of Additional Information is printed on Form L-19932S, and The Travelers Life and Annuity Statement of Additional Information is printed on Form L-19932S-TLAC.


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L-19972                                                                May, 2005

                                     PART B
                                       SAI

                           PIONEER ANNUISTAR(SM) PLUS
                            PORTFOLIO ARCHITECT PLUS
                            SCUDDER ADVOCATE REWARDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                      DATED

                                   MAY 2, 2005

                                       FOR

               TLAC SEPARATE ACCOUNT TWELVE FOR VARIABLE ANNUITIES

                                    ISSUED BY

                      THE TRAVELERS LIFE & ANNUITY COMPANY

This Statement of Additional Information ("SAI") is not a prospectus but relates to, and should be read in conjunction with, the Variable Annuity Contract Prospectus dated May 2, 2005. A copy of the Prospectus may be obtained by writing to The Travelers Life and Annuity Company, Annuity Services, One Cityplace, Hartford, Connecticut 06103-3415, or by calling (800) 842-8573 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

                                TABLE OF CONTENTS

THE INSURANCE COMPANY....................................................      2
PRINCIPAL UNDERWRITER....................................................      3
DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT........................      3
VALUATION OF ASSETS......................................................      3
FEDERAL TAX CONSIDERATIONS...............................................      4
INDEPENDENT REGISTERED PUBLIC ACCOUTING FIRM.............................      8
CONDENSED FINANCIAL INFORMATION..........................................      9
FINANCIAL STATEMENTS.....................................................    F-1

                              THE INSURANCE COMPANY

The Travelers Life and Annuity Company (the "Company") is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. The Company is licensed to conduct a life insurance business in all states (except New York), and the District of Columbia and Puerto Rico. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06199-0026 and its telephone number is (860) 308-3415.

The Company is a wholly owned subsidiary of The Travelers Insurance Company, an indirect, wholly owned subsidiary of Citigroup Inc. ("Citigroup"), a diversified global financial services holding company whose businesses provide a broad range of financial services to consumer and corporate customers around the world. Citigroup's activities are conducted through the Global Consumer, Global Corporate, Global Investment Management and Private Banking, and Investment Activities.

On January 31, 2005, CITIGROUP INC. announced that it has agreed to sell its life insurance and annuity businesses to METLIFE, INC. The proposed sale would include the following insurance companies that issue the variable annuity or variable life insurance contract described in your prospectus:

     o    The Travelers Insurance Company ("TIC")
     o    The Travelers Life and Annuity Company ("TLAC")

The proposed sale would also include TIC and TLAC's affiliated investment advisory companies, Travelers Asset Management International Company LLC, and Travelers Investment Adviser Inc., each of which serves as the investment advisor for certain of the funding options that may be available under your variable contract.

The transaction is subject to certain domestic and international regulatory approvals, as well as other customary conditions to closing. The transaction is expected to close this summer. Under the terms of the transaction, The Travelers Insurance Company will distribute its ownership of Primerica Life Insurance Company and certain other assets, including shares of Citigroup preferred stock, to Citigroup Inc., or its subsidiaries prior to the closing. The Travelers Insurance Company has filed a current report on Form 8-K on February 2, 2005 with additional information about the transaction, including pro forma financial information. The filing can be found at the SEC's Internet website at http://www.sec.gov.

The transaction will not affect the terms or conditions of your variable annuity or variable life insurance contract, and The Travelers Insurance Company or The Travelers Life and Annuity Company will remain fully responsible for their respective contractual obligations to variable annuity or variable life insurance contract owners.

STATE REGULATION. The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut (the Commissioner"). An annual statement covering the operations of the Company for the preceding year, as well as its financial conditions as of December 31 of such year, must be filed with the Commissioner in a prescribed format on or before March 1 of each year. The Company's books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted at least once every four years.

The Company is also subject to the insurance laws and regulations of all other states in which it is licensed to operate. However, the insurance departments of each of these states generally apply the laws of the home state (jurisdiction of domicile) in determining the field of permissible investments.

THE SEPARATE ACCOUNT. TLAC Separate Account Twelve for Variable Annuities (the "Separate Account") meets the definition of a separate account under the federal securities laws, and complies with the provisions of the 1940 Act. Additionally, the operations of the Separate Account are subject to the provisions of Section 38a-433 of the Connecticut General Statutes which authorizes the Connecticut Insurance Commissioner to adopt regulations under it. Section 38a-433 contains no restrictions on the investments of the Separate Account, and the Commissioner has adopted no regulations under the Section that affect the Separate

Account. The Company holds title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from the Company's general corporate assets. Records are maintained of all purchases and redemptions of the Underlying Funds held in each of the Variable Funding Options.

                              PRINCIPAL UNDERWRITER

Travelers Distribution LLC ("TDLLC") serves as principal underwriter for the Separate Account and the Contracts. The offering is continuous. TDLLC's principal executive offices are located at One Cityplace, Hartford, Connecticut. TDLLC is affiliated with the Company and the Separate Account.

                DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT

Under the terms of the Distribution and Principal Underwriting Agreement among the Separate Account, TDLLC and the Company, TDLLC acts as agent for the distribution of the Contracts and as principal underwriter for the Contracts. The Company reimburses TDLLC for certain sales and overhead expenses connected with sales functions.

The following table shows the amount of commissions paid to and the amount of commissions retained by TDLLC over the past three years.

                         TDLLC UNDERWRITING COMMISSIONS

           UNDERWRITING COMMISSIONS PAID TO TDLLC   AMOUNT OF UNDERWRITING COMMISSIONS
YEAR                   BY THE COMPANY                       RETAINED BY TDLLC
--------   --------------------------------------   ----------------------------------
2004                      $ 125,706                                 $ 0

2003                      $ 121,903                                 $ 0

2002                      $ 103,960                                 $ 0

                               VALUATION OF ASSETS

FUNDING OPTIONS: The value of the assets of each Funding Option is determined at 4:00 p.m. eastern time on each business day, unless we need to close earlier due to an emergency. A business day is any day the New York Stock Exchange is open. It is expected that the Exchange will be closed on Saturdays and Sundays and on the observed holidays of New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each security traded on a national securities exchange is valued at the last reported sale price on the business day. If there has been no sale on that day, then the value of the security is taken to be the mean between the reported bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

Any security not traded on a securities exchange but traded in the over-the-counter-market and for which market quotations are readily available is valued at the mean between the quoted bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

Securities traded on the over-the-counter-market and listed securities with no reported sales are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

Short-term investments for which a quoted market price is available are valued at market. Short-term investments maturing in more than sixty days for which there is no reliable quoted market price are valued by "marking to market" (computing a market value based upon quotations from dealers or issuers for securities of a similar type, quality and maturity.) "Marking to market" takes into account unrealized appreciation or depreciation due to changes in interest rates or other factors which would influence the current fair values of such securities. Short-term investments maturing in sixty days or less for which there is no reliable quoted market price are valued at amortized cost which approximates market.

THE CONTRACT VALUE: The value of an Accumulation Unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is used to measure the investment performance of a funding option from one valuation period to the next. The net investment factor for a funding option for any valuation period is equal to the sum of 1.000000 plus the net investment rate (the gross investment rate less any applicable funding option deductions during the valuation period relating to the mortality and expense risk charge and the administrative expense charge). The gross investment rate of a funding option is equal to (a) minus (b), divided by (c) where:

          (a) = investment income plus capital gains and losses (whether realized or unrealized);

          (b) = any deduction for applicable taxes (presently zero); and

          (c) = the value of the assets of the funding option at the beginning of the valuation period.

The gross investment rate may be either positive or negative. A funding option's investment income includes any distribution whose ex-dividend date occurs during the valuation period.

ACCUMULATION UNIT VALUE. The value of the Accumulation Unit for each funding option was initially established at $1.00. The value of an Accumulation Unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is calculated for each funding option and takes into account the investment performance, expenses and the deduction of certain expenses.

ANNUITY UNIT VALUE. The initial Annuity Unit value applicable to each funding option was established at $1.00. An Annuity Unit value as of any business day is equal to (a) the value of the annuity unit on the preceding business day, multiplied by (b) the corresponding net investment factor for the valuation period just ended, divided by (c) the assumed net investment factor for the valuation period. (For example, the assumed net investment factor based on an annual assumed net investment rate of 3.0% for a Valuation Period of one day is
1.000081 and, for a period of two days, is 1.000081 x 1.000081.)

                           FEDERAL TAX CONSIDERATIONS

The following description of the federal income tax consequences under this Contract is general in nature and is therefore not exhaustive and is not intended to cover all situations. Because of the complexity of the law and the fact that the tax results will vary according to the factual status of the individual involved, a person contemplating purchase of an annuity contract and by a Contract Owner or beneficiary who may make elections under a Contract should consult with a qualified tax or legal adviser.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the later of calendar year in which a participant under a qualified plan or a Section 403(b) annuity attains age 70 1/2 or retires. Minimum annual distributions under an IRA must begin by April 1st of the calendar year in which the Contract Owner attains 70 1/2 regardless of when he or she retires. Distributions must also begin or be continued according to the minimum distribution rules under the Code following the death of the Contract Owner or the annuitant. You should note that the U.S. Treasury recently issued regulations clarifying the operation of the required minimum distribution rules.

NONQUALIFIED ANNUITY CONTRACTS

Individuals may purchase tax-deferred annuities without any limits. The purchase payments receive no tax benefit, deduction or deferral, but taxes on the increases in the value of the contract are generally deferred until distribution and transfers between the various investment options are not subject to tax. Generally, if an annuity contract is owned by other than an individual (or an entity such as a trust or other "look-through" entity which owns for an individual's benefit), the owner will be taxed each year on the increase in the value of the contract. An exception applies for purchase payments made before March 1, 1986. The benefits of tax deferral of income earned under a non-qualified annuity should be compared with the relative federal tax rates on income from other types of investments (dividends and capital gains, taxable at 15% or less) relative to the ordinary income treatment received on annuity income and interest received on fixed instruments (notes, bonds, etc.).

If two or more annuity contracts are purchased from the same insurer within the same calendar year, such annuity contract will be aggregated for federal income tax purposes. As a result, distributions from any of them will be taxed based upon the amount of income in all of the same calendar year series of annuities. This will generally have the effect of causing taxes to be paid sooner on the deferred gain in the contracts.

Those receiving partial distributions made before the maturity date will generally be taxed on an income-first basis to the extent of income in the contract. If you are exchanging another annuity contract for this annuity, certain pre-August 14, 1982 deposits into an annuity contract that have been placed in the contract by means of a tax-deferred exchange under Section 1035 of the Code may be withdrawn first without income tax liability. This information on deposits must be provided to the Company by the other insurance company at the time of the exchange. There is income in the contract generally to the extent the cash value exceeds the investment in the contract. The investment in the contract is equal to the amount of premiums paid less any amount received previously which was excludable from gross income. Any direct or indirect borrowing against the value of the contract or pledging of the contract as security for a loan will be treated as a cash distribution under the tax law.

In order to be treated as an annuity contract for federal income tax purposes,
Section 72(s) of the Code requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of an owner of the contract. Specifically, Section 72(s) requires that (a) if an owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner's death; and
(b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such owner's death. These requirements will be considered satisfied as to any portion of an owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner's death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the successor-owner. Contracts will be administered by the Company in accordance with these rules and the Company will make a notification when payments should be commenced. Special rules apply regarding distribution requirements when an annuity is owned by a trust or other entity for the benefit of one or more individuals.

INDIVIDUAL RETIREMENT ANNUITIES

To the extent of earned income for the year and not exceeding the applicable limit for the taxable year, an individual may make deductible contributions to an individual retirement annuity (IRA). The applicable limit ($2,000 per year prior to 2002) has been increased by the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). The limit is $3,000 for calendar years 2002 - 2004, $4,000 for calendar years 2005-2007, and $5,000 for 2008, and will be indexed for inflation in years subsequent to 2008. Additional "catch-up" contributions may be made to an IRA by individuals age 50 or over. There are certain limits on the deductible amount based on the adjusted gross income of the individual and spouse and based on their participation in a retirement plan. If an individual is married and the spouse does not have earned income, the individual may establish IRAs for the individual and spouse. Purchase payments may then be made annually into IRAs for both spouses in the maximum amount of 100% of earned income up to a combined limit based on the individual limits outlined above.

The Code provides for the purchase of a Simplified Employee Pension (SEP) plan. A SEP is funded through an IRA with an annual employer contribution limit of up to $40,000 for each participant. The Internal Revenue Services has not reviewed the contract for qualifications as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the optional enhanced death benefit in the contract comports with IRA qualification requirements.

SIMPLE PLAN IRA FORM

Effective January 1, 1997, employers may establish a savings incentive match plan for employees ("SIMPLE plan") under which employees can make elective salary reduction contributions to an IRA based on a percentage of compensation of up to the applicable limit for the taxable year. The applicable limit was increased under EGTRRA. The applicable limit was increased under EGTRRA to $7,000 for 2002, $8,000 for 2003, $9,000 in 2004, $10,000 in 2005 (which will be indexed for inflation for years after 2005. (Alternatively, the employer can establish a SIMPLE cash or deferred arrangement under IRS Section 401(k)). Under a SIMPLE plan IRA, the employer must either make a matching contribution or a nonelective contribution based on the prescribed formulas for all eligible employees. Early withdrawals are subject to the 10% early withdrawal penalty generally applicable to IRAs, except that an early withdrawal by an employee under a SIMPLE plan IRA, within the first two years of participation, shall be subject to a 25% early withdrawal tax.

ROTH IRAs

Effective January 1, 1998, Section 408A of the Code permits certain individuals to contribute to a Roth IRA. Eligibility to make contributions is based upon income, and the applicable limits vary based on marital status and/or whether the contribution is a rollover contribution from another IRA or an annual contribution. Contributions to a Roth IRA, which are subject to certain limitations (similar to the annual limits for the traditional IRA's), are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion of a "traditional" IRA to a Roth IRA may be subject to tax and other special rules apply. You should consult a tax adviser before combining any converted amounts with other Roth IRA contributions, including any other conversion amounts from other tax years.

Qualified distributions from a Roth IRA are tax-free. A qualified distribution requires that the Roth IRA has been held for at least 5 years, and the distribution is made after age 59 1/2, on death or disability of the owner, or for a limited amount ($10,000) for a qualified first time home purchase for the owner or certain relatives. Income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during five taxable years starting with the year in which the first contribution is made to any Roth IRA of the individual.

QUALIFIED PENSION AND PROFIT-SHARING PLANS

Like most other contributions made under a qualified pension or profit-sharing plan, purchase payments made by an employer are not currently taxable to the participant and increases in the value of a contract are not subject to taxation until received by a participant or beneficiary.

Distributions are generally taxable to the participant or beneficiary as ordinary income in the year of receipt. Any distribution that is considered the participant's "investment in the contract" is treated as a return of capital and is not taxable. Under a qualified plan, the investment in the contract may be zero.

The annual limits that apply to the amounts that may be contributed to a defined contribution plan each year were increased by EGTRRA. The maximum total annual limit was increased from $35,000 to $40,000 ($42,000 for 2005). The limit on employee salary reduction deferrals (commonly referred to as "401(k) contributions") increase on a graduated basis; $11,000 in 2002, $12,000 in 2003, $13,000 in 2004, $14,000 in 2005 and $15,000 in 2006. The $15,000 annual limit will be indexed for inflation after 2006. Additional "catch-up contributions" may be made by individuals age 50 or over.

Amounts attributable to salary reduction contributions under Code Section 401(k) and income thereon may not be withdrawn prior to severance from employment, death, total and permanent disability, attainment of age 59 1/2, or in the case of hardship.

SECTION 403(b) PLANS

Under Code section 403(b), payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes. A qualified contract issued as a tax-sheltered annuity under section 403(b) will be amended as necessary to conform to the requirements of the Code. The annual limits under Code Section 403(b) for employee salary reduction deferrals are increased under the same rules applicable to 401(k) plans ($14,000 in 2005).

Code section 403(b)(11) restricts this distribution under Code section 403(b) annuity contracts of: (1) elective contributions made in years beginning after December 31, 1998; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distribution of those amounts may only occur upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

FEDERAL INCOME TAX WITHHOLDING

The portion of a distribution, which is taxable income to the recipient, will be subject to federal income tax withholding as follows:

1. ELIGIBLE ROLLOVER DISTRIBUTION FROM SECTION 403(B) PLANS OR ARRANGEMENTS, FROM QUALIFIED PENSION AND PROFIT-SHARING PLANS, OR FROM 457 PLANS SPONSORED BY GOVERNMENTAL ENTITIES

There is a mandatory 20% tax withholding for plan distributions that are eligible for rollover to an IRA or to another qualified retirement plan (including a 457 plan sponsored by a governmental entity) but that are not directly rolled over. A distribution made directly to a participant or beneficiary may avoid this result if:

               (a) a periodic settlement distribution is elected based upon a life or life expectancy calculation, or

               (b) a term-for-years settlement distribution is elected for a period of ten years or more, payable at least annually, or

               (c) a minimum required distribution as defined under the tax law is taken after the attainment of the age of 70 1/2 or as otherwise required by law, or

               (d)  the distribution is a hardship distribution.

A distribution including a rollover that is not a direct rollover will be subject to the 20% withholding, and the 10% additional tax penalty on premature withdrawals may apply to any amount not added back in the rollover. The 20% withholding may be recovered when the participant or beneficiary files a personal income tax return for the year if a rollover was completed within 60 days of receipt of the funds, except to the extent that the participant or spousal beneficiary is otherwise underwithheld or short on estimated taxes for that year.

2. OTHER NON-PERIODIC DISTRIBUTIONS (FULL OR PARTIAL REDEMPTIONS)

To the extent not subject to 20% mandatory withholding as described in 1. above, the portion of a non-periodic distribution, which constitutes taxable income, will be subject to federal income tax withholding, if the aggregate distributions exceed $200 for the year, unless the recipient elects not to have taxes withheld. If no such election is made, 10% of the taxable portion of the distribution will be withheld as federal income tax; provided that the recipient may elect any other percentage. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

3. PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN ONE
YEAR)

The portion of a periodic distribution, which constitutes taxable income, will be subject to federal income tax withholding under the wage withholding tables as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

Recipients who elect not to have withholding made are liable for payment of federal income tax on the taxable portion of the distribution. Recipients may also be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient to cover tax liabilities.

Recipients who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. Additionally, U.S citizens residing outside of the country, or U.S. legal residents temporarily residing outside the country, are subject to different withholding rules and generally cannot elect out of withholding.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, One Financial Plaza, Hartford, CT 06103 has been selected as independent registered public accounting firm to examine and report on the account's financial statements.

The financial statements and schedules of The Travelers Life and Annuity Company as of December 31, 2004 and 2003, and for each of the years in the three-year period ended December 31, 2004, included herein, and the financial statements of The Travelers Separate Account Twelve for Variable Annuities as of December 31, 2004, and for each of the years in the two-year period ended December 31, 2004, also included herein, have been included in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The audit reports on The Travelers Life and Annuity Company refer to changes in the Company's methods of accounting and reporting for certain nontraditional long-duration contracts and for separate accounts in 2004 and for goodwill and intangible assets in 2002.

                         CONDENSED FINANCIAL INFORMATION

The following tables provide the Accumulation Unit Values information for the MID-RANGE combinations of separate account charges. The Accumulation Unit Value information for the minimum separate account charge and the maximum variable account charge are contained in the Prospectus.

                         SEPARATE ACCOUNT CHARGES 1.70%

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Money Market Portfolio (5/03)                               2004        0.993           0.987               1,059,162
                                                               2003        1.000           0.993               1,275,133

AIM Variable Insurance Funds, Inc.
   AIM V.I. Capital Appreciation Fund - Series II (6/03)       2004        1.224           1.280                 272,817
                                                               2003        1.000           1.224                  98,539

   AIM V.I. Mid Cap Core Equity Fund - Series II (6/03)        2004        1.243           1.388                 330,870
                                                               2003        1.000           1.243                 135,469

Franklin Templeton Variable Insurance Products Trust
   Franklin Rising Dividends Securities Fund - Class 2
   Shares (6/03)                                               2004        1.215           1.325               1,268,329
                                                               2003        1.000           1.215                 263,250

   Franklin Small Cap Fund - Class 2 Shares (6/03)             2004        1.334           1.462                 258,975
                                                               2003        1.000           1.334                  39,510

   Templeton Foreign Securities Fund - Class 2 Shares (6/03)   2004        1.337           1.558                 446,541
                                                               2003        1.000           1.337                 115,962

Greenwich Street Series Fund
   Salomon Brothers Variable Aggressive Growth Fund -
   Class II Shares (6/03)                                      2004        1.255           1.343                 752,445
                                                               2003        1.000           1.255                 439,526

Oppenheimer Variable Account Funds
   Oppenheimer Capital Appreciation Fund/VA - Service
   Shares (6/03)                                               2004        1.232           1.291                 346,594
                                                               2003        1.000           1.232                  65,060

   Oppenheimer Global Securities Fund/VA - Service
   Shares (6/03)                                               2004        1.412           1.650                 136,638
                                                               2003        1.000           1.412                  19,604

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
Pioneer Variable Contracts Trust
   Pioneer America Income VCT Portfolio - Class II
   Shares (5/03)                                               2004        0.995           1.008                 708,997
                                                               2003        1.000           0.995                 205,748

   Pioneer Balanced VCT Portfolio - Class II Shares (6/03)     2004        1.109           1.140                 282,120
                                                               2003        1.000           1.109                  63,211

   Pioneer Emerging Markets VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.509           1.760                 157,650
                                                               2003        1.000           1.509                  79,144

   Pioneer Equity Income VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.204           1.373                 688,291
                                                               2003        1.000           1.204                 280,736

   Pioneer Europe VCT Portfolio - Class II Shares (6/03)       2004        1.282           1.490                  17,163
                                                               2003        1.000           1.282                  11,491

   Pioneer Fund VCT Portfolio - Class II Shares (6/03)         2004        1.211           1.321                 898,353
                                                               2003        1.000           1.211                 294,873

   Pioneer Growth Shares VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.153           1.205                 381,352
                                                               2003        1.000           1.153                 207,501

   Pioneer High Yield VCT Portfolio - Class II Shares (6/03)   2004        1.151           1.220               3,139,369
                                                               2003        1.000           1.151               1,349,892

   Pioneer International Value VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.288           1.500                  87,618
                                                               2003        1.000           1.288                  15,484

   Pioneer Mid Cap Value VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.322           1.583                 878,891
                                                               2003        1.000           1.322                 319,189

   Pioneer Oak Ridge Large Cap Growth VCT Portfolio -
   Class II Shares (4/04)                                      2004        1.028           1.094                 114,677

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Pioneer Papp America-Pacific Rim Fund VCT - Class II
   Shares (4/04)                                               2004        1.025           1.000                   9,001

   Pioneer Papp Small & Mid Cap Growth VCT Portfolio -
   Class II Shares (4/04)                                      2004        1.061           1.072                 224,857

   Pioneer Real Estate Shares VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.260           1.677                 592,545
                                                               2003        1.000           1.260                 127,444

   Pioneer Small Cap Value VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.353           1.595                 502,427
                                                               2003        1.000           1.353                 239,973

   Pioneer Small Company VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.284           1.429                  39,830
                                                               2003        1.000           1.284                  10,089

   Pioneer Strategic Income VCT Portfolio - Class II
   Shares (5/03)                                               2004        1.088           1.176                 912,147
                                                               2003        1.000           1.088                 351,323

   Pioneer Value VCT Portfolio - Class II Shares (6/03)        2004        1.190           1.304                 133,777
                                                               2003        1.000           1.190                   7,885

Salomon Brothers Variable Series Funds Inc.
   Total Return Fund - Class II (6/03)                         2004        1.114           1.188                 417,429
                                                               2003        1.000           1.114                  82,047

                         CONDENSED FINANCIAL INFORMATION

                         SEPARATE ACCOUNT CHARGES 1.75%

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Money Market Portfolio (5/03)                               2004        0.993           0.986                  29,727
                                                               2003        1.000           0.993                      --

AIM Variable Insurance Funds, Inc.
   AIM V.I. Capital Appreciation Fund - Series II (6/03)       2004        1.224           1.278                   4,256
                                                               2003        1.000           1.224                      --

   AIM V.I. Mid Cap Core Equity Fund - Series II (6/03)        2004        1.243           1.387                      --
                                                               2003        1.000           1.243                      --

Franklin Templeton Variable Insurance Products Trust
   Franklin Rising Dividends Securities Fund - Class 2
   Shares (6/03)                                               2004        1.214           1.324                      --
                                                               2003        1.000           1.214                      --

   Franklin Small Cap Fund - Class 2 Shares (6/03)             2004        1.333           1.460                  56,976
                                                               2003        1.000           1.333                      --

   Templeton Foreign Securities Fund - Class 2 Shares (6/03)   2004        1.336           1.556                   5,854
                                                               2003        1.000           1.336                      --

Greenwich Street Series Fund
   Salomon Brothers Variable Aggressive Growth Fund -
   Class II Shares (6/03)                                      2004        1.255           1.341                   6,175
                                                               2003        1.000           1.255                      --

Oppenheimer Variable Account Funds
   Oppenheimer Capital Appreciation Fund/VA - Service
   Shares (6/03)                                               2004        1.231           1.290                   2,306
                                                               2003        1.000           1.231                      --

   Oppenheimer Global Securities Fund/VA - Service
   Shares (6/03)                                               2004        1.411           1.649                   3,306
                                                               2003        1.000           1.411                      --

Pioneer Variable Contracts Trust
   Pioneer America Income VCT Portfolio - Class II
   Shares (5/03)                                               2004        0.994           1.007                 118,384
                                                               2003        1.000           0.994                      --

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Pioneer Balanced VCT Portfolio - Class II Shares (6/03)     2004        1.109           1.139                  27,650
                                                               2003        1.000           1.109                      --

   Pioneer Emerging Markets VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.508           1.759                  24,477
                                                               2003        1.000           1.508                      --

   Pioneer Equity Income VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.203           1.372                 137,696
                                                               2003        1.000           1.203                      --

   Pioneer Europe VCT Portfolio - Class II Shares (6/03)       2004        1.281           1.488                  48,358
                                                               2003        1.000           1.281                      --

   Pioneer Fund VCT Portfolio - Class II Shares (6/03)         2004        1.211           1.320                 274,835
                                                               2003        1.000           1.211                  19,153

   Pioneer Growth Shares VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.152           1.204                  52,133
                                                               2003        1.000           1.152                      --

   Pioneer High Yield VCT Portfolio - Class II Shares (6/03)   2004        1.151           1.219                   3,241
                                                               2003        1.000           1.151                      --

   Pioneer International Value VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.288           1.499                      --
                                                               2003        1.000           1.288                      --

   Pioneer Mid Cap Value VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.322           1.582                 115,414
                                                               2003        1.000           1.322                  22,818

   Pioneer Oak Ridge Large Cap Growth VCT Portfolio -
   Class II Shares (4/04)                                      2004        1.028           1.094                      --

   Pioneer Papp America-Pacific Rim Fund VCT - Class II
   Shares (4/04)                                               2004        1.025           1.000                     907

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Pioneer Papp Small & Mid Cap Growth VCT Portfolio -
   Class II Shares (4/04)                                      2004        1.061           1.072                      --

   Pioneer Real Estate Shares VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.259           1.675                   7,117
                                                               2003        1.000           1.259                   5,553

   Pioneer Small Cap Value VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.353           1.594                  15,544
                                                               2003        1.000           1.353                   8,633

   Pioneer Small Company VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.283           1.428                      --
                                                               2003        1.000           1.283                      --

   Pioneer Strategic Income VCT Portfolio - Class II
   Shares (5/03)                                               2004        1.088           1.175                  53,815
                                                               2003        1.000           1.088                      --

   Pioneer Value VCT Portfolio - Class II Shares (6/03)        2004        1.190           1.303                  14,367
                                                               2003        1.000           1.190                   5,983

Salomon Brothers Variable Series Funds Inc.
   Total Return Fund - Class II (6/03)                         2004        1.113           1.187                  29,299
                                                               2003        1.000           1.113                   6,338

                         CONDENSED FINANCIAL INFORMATION

                         SEPARATE ACCOUNT CHARGES 1.90%

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Money Market Portfolio (5/03)                               2004        0.992           0.983                 204,709
                                                               2003        1.000           0.992                  44,851

AIM Variable Insurance Funds, Inc.
   AIM V.I. Capital Appreciation Fund - Series II (6/03)       2004        1.222           1.275                 169,143
                                                               2003        1.000           1.222                  88,741

   AIM V.I. Mid Cap Core Equity Fund - Series II (6/03)        2004        1.241           1.383                 184,758
                                                               2003        1.000           1.241                  66,821

Franklin Templeton Variable Insurance Products Trust
   Franklin Rising Dividends Securities Fund - Class 2
   Shares (6/03)                                               2004        1.213           1.321                 519,411
                                                               2003        1.000           1.213                 164,370

   Franklin Small Cap Fund - Class 2 Shares (6/03)             2004        1.332           1.457                 194,847
                                                               2003        1.000           1.332                  38,830

   Templeton Foreign Securities Fund - Class 2 Shares (6/03)   2004        1.335           1.553                 259,067
                                                               2003        1.000           1.335                  49,584

Greenwich Street Series Fund
   Salomon Brothers Variable Aggressive Growth Fund -
   Class II Shares (6/03)                                      2004        1.254           1.338                 309,260
                                                               2003        1.000           1.254                  67,683

Oppenheimer Variable Account Funds
   Oppenheimer Capital Appreciation Fund/VA - Service
   Shares (6/03)                                               2004        1.230           1.287                 246,174
                                                               2003        1.000           1.230                 120,811

   Oppenheimer Global Securities Fund/VA - Service
   Shares (6/03)                                               2004        1.410           1.645                 140,971
                                                               2003        1.000           1.410                  87,298

Pioneer Variable Contracts Trust
   Pioneer America Income VCT Portfolio - Class II
   Shares (5/03)                                               2004        0.993           1.004                 448,443
                                                               2003        1.000           0.993                 226,059

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Pioneer Balanced VCT Portfolio - Class II Shares (6/03)     2004        1.108           1.137                  99,528
                                                               2003        1.000           1.108                  82,628

   Pioneer Emerging Markets VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.507           1.754                 134,493
                                                               2003        1.000           1.507                   7,658

   Pioneer Equity Income VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.202           1.369                 540,174
                                                               2003        1.000           1.202                 196,491

   Pioneer Europe VCT Portfolio - Class II Shares (6/03)       2004        1.280           1.485                      --
                                                               2003        1.000           1.280                      --

   Pioneer Fund VCT Portfolio - Class II Shares (6/03)         2004        1.210           1.317                 464,083
                                                               2003        1.000           1.210                 237,631

   Pioneer Growth Shares VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.151           1.201                 104,298
                                                               2003        1.000           1.151                  39,890

   Pioneer High Yield VCT Portfolio - Class II Shares (6/03)   2004        1.150           1.216               2,941,061
                                                               2003        1.000           1.150               2,098,260

   Pioneer International Value VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.287           1.495                  35,270
                                                               2003        1.000           1.287                  12,714

   Pioneer Mid Cap Value VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.321           1.578                 311,747
                                                               2003        1.000           1.321                 108,365

   Pioneer Oak Ridge Large Cap Growth VCT Portfolio -
   Class II Shares (4/04)                                      2004        1.028           1.092                 189,326

   Pioneer Papp America-Pacific Rim Fund VCT - Class II
   Shares (4/04)                                               2004        1.024           0.999                  55,303

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Pioneer Papp Small & Mid Cap Growth VCT Portfolio -
   Class II Shares (4/04)                                      2004        1.061           1.071                  53,769

   Pioneer Real Estate Shares VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.258           1.671                 123,816
                                                               2003        1.000           1.258                  49,307

   Pioneer Small Cap Value VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.352           1.590                 178,822
                                                               2003        1.000           1.352                  34,281

   Pioneer Small Company VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.282           1.424                  69,632
                                                               2003        1.000           1.282                   9,513

   Pioneer Strategic Income VCT Portfolio - Class II
   Shares (5/03)                                               2004        1.087           1.172                 664,723
                                                               2003        1.000           1.087                 242,084

   Pioneer Value VCT Portfolio - Class II Shares (6/03)        2004        1.189           1.299                 175,065
                                                               2003        1.000           1.189                  46,229

Salomon Brothers Variable Series Funds Inc.
   Total Return Fund - Class II (6/03)                         2004        1.112           1.184                 205,488
                                                               2003        1.000           1.112                 158,638

                         CONDENSED FINANCIAL INFORMATION

                         SEPARATE ACCOUNT CHARGES 1.95%

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Money Market Portfolio (5/03)                               2004        0.992           0.982               2,750,893
                                                               2003        1.000           0.992                 741,221

AIM Variable Insurance Funds, Inc.
   AIM V.I. Capital Appreciation Fund - Series II (6/03)       2004        1.222           1.274                 848,508
                                                               2003        1.000           1.222                 430,200

   AIM V.I. Mid Cap Core Equity Fund - Series II (6/03)        2004        1.241           1.382                 466,803
                                                               2003        1.000           1.241                 187,412

Franklin Templeton Variable Insurance Products Trust
   Franklin Rising Dividends Securities Fund - Class 2
   Shares (6/03)                                               2004        1.213           1.320               1,948,551
                                                               2003        1.000           1.213                 634,586

   Franklin Small Cap Fund - Class 2 Shares (6/03)             2004        1.331           1.455                 836,065
                                                               2003        1.000           1.331                 327,152

   Templeton Foreign Securities Fund - Class 2 Shares (6/03)   2004        1.334           1.551                 713,262
                                                               2003        1.000           1.334                 163,763

Greenwich Street Series Fund
   Salomon Brothers Variable Aggressive Growth Fund -
   Class II Shares (6/03)                                      2004        1.253           1.337                 940,326
                                                               2003        1.000           1.253                 388,456

Oppenheimer Variable Account Funds
   Oppenheimer Capital Appreciation Fund/VA - Service
   Shares (6/03)                                               2004        1.230           1.286                 739,491
                                                               2003        1.000           1.230                 183,462

   Oppenheimer Global Securities Fund/VA - Service
   Shares (6/03)                                               2004        1.409           1.643                 813,324
                                                               2003        1.000           1.409                 170,193

Pioneer Variable Contracts Trust
   Pioneer America Income VCT Portfolio - Class II
   Shares (5/03)                                               2004        0.993           1.003               1,593,911
                                                               2003        1.000           0.993                 638,899

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Pioneer Balanced VCT Portfolio - Class II Shares (6/03)     2004        1.107           1.135                 482,004
                                                               2003        1.000           1.107                 127,183

   Pioneer Emerging Markets VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.506           1.753                 555,265
                                                               2003        1.000           1.506                 158,378

   Pioneer Equity Income VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.202           1.367               1,674,791
                                                               2003        1.000           1.202                 679,000

   Pioneer Europe VCT Portfolio - Class II Shares (6/03)       2004        1.280           1.483                  67,626
                                                               2003        1.000           1.280                  54,605

   Pioneer Fund VCT Portfolio - Class II Shares (6/03)         2004        1.209           1.316               1,915,953
                                                               2003        1.000           1.209                 551,597

   Pioneer Growth Shares VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.151           1.200                 535,783
                                                               2003        1.000           1.151                 371,816

   Pioneer High Yield VCT Portfolio - Class II Shares (6/03)   2004        1.149           1.215               6,793,176
                                                               2003        1.000           1.149               1,141,451

   Pioneer International Value VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.286           1.494                 273,331
                                                               2003        1.000           1.286                  94,511

   Pioneer Mid Cap Value VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.320           1.576               1,190,409
                                                               2003        1.000           1.320                 575,255

   Pioneer Oak Ridge Large Cap Growth VCT Portfolio -
   Class II Shares (4/04)                                      2004        1.028           1.092                 692,708

   Pioneer Papp America-Pacific Rim Fund VCT - Class II
   Shares (4/04)                                               2004        1.024           0.998                 214,851

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Pioneer Papp Small & Mid Cap Growth VCT Portfolio -
   Class II Shares (4/04)                                      2004        1.061           1.070                 264,209

   Pioneer Real Estate Shares VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.258           1.670                 885,875
                                                               2003        1.000           1.258                 335,998

   Pioneer Small Cap Value VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.351           1.588                 627,245
                                                               2003        1.000           1.351                 237,883

   Pioneer Small Company VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.282           1.423                 281,934
                                                               2003        1.000           1.282                 145,255

   Pioneer Strategic Income VCT Portfolio - Class II
   Shares (5/03)                                               2004        1.086           1.171               2,035,738
                                                               2003        1.000           1.086                 582,009

   Pioneer Value VCT Portfolio - Class II Shares (6/03)        2004        1.188           1.298                 822,153
                                                               2003        1.000           1.188                 143,518

Salomon Brothers Variable Series Funds Inc.
   Total Return Fund - Class II (6/03)                         2004        1.112           1.183                 446,590
                                                               2003        1.000           1.112                 468,463

                         CONDENSED FINANCIAL INFORMATION

The following tables provide the Accumulation Unit Values information for the MID-RANGE combinations of separate account charges. The Accumulation Unit Value information for the minimum separate account charge and the maximum variable account charge are contained in the Prospectus.

                         SEPARATE ACCOUNT CHARGES 2.05%

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Money Market Portfolio (5/03)                               2004        1.000           0.996                  49,045

AIM Variable Insurance Funds, Inc.

   AIM V.I. Capital Appreciation Fund - Series II (6/03)       2004        1.000           1.056                     844

   AIM V.I. Mid Cap Core Equity Fund - Series II (6/03)        2004        1.000           1.067                   8,165

Franklin Templeton Variable Insurance Products Trust
   Franklin Rising Dividends Securities Fund - Class 2
   Shares (6/03)                                               2004        1.000           1.074                  12,643

   Franklin Small Cap Fund - Class 2 Shares (6/03)             2004        1.000           1.087                  13,337

   Templeton Foreign Securities Fund - Class 2 Shares (6/03)   2004        1.000           1.158                   5,330

Greenwich Street Series Fund
   Salomon Brothers Variable Aggressive Growth Fund -
   Class II Shares (6/03)                                      2004        1.000           1.054                      --

Oppenheimer Variable Account Funds
   Oppenheimer Capital Appreciation Fund/VA - Service
   Shares (6/03)                                               2004        1.000           1.049                     900

   Oppenheimer Global Securities Fund/VA - Service
   Shares (6/03)                                               2004        1.000           1.171                      --

Pioneer Variable Contracts Trust
   Pioneer America Income VCT Portfolio - Class II
   Shares (5/03)                                               2004        1.000           1.034                  24,443

   Pioneer Balanced VCT Portfolio - Class II Shares (6/03)     2004        1.000           1.028                   2,998

   Pioneer Emerging Markets VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.000           1.297                      --

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Pioneer Equity Income VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.000           1.127                  12,717

   Pioneer Europe VCT Portfolio - Class II Shares (6/03)       2004        1.000           1.179                      --

   Pioneer Fund VCT Portfolio - Class II Shares (6/03)         2004        1.000           1.092                     485

   Pioneer Growth Shares VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.000           1.083                   8,076

   Pioneer High Yield VCT Portfolio - Class II Shares (6/03)   2004        1.000           1.087                  15,044

   Pioneer International Value VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.000           1.172                      --

   Pioneer Mid Cap Value VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.000           1.146                   9,221

   Pioneer Oak Ridge Large Cap Growth VCT Portfolio -
   Class II Shares (4/04)                                      2004        1.000           1.072                   8,531

   Pioneer Papp America-Pacific Rim Fund VCT - Class II
   Shares (4/04)                                               2004        1.000           0.994                  11,999

   Pioneer Papp Small & Mid Cap Growth VCT Portfolio -
   Class II Shares (4/04)                                      2004        1.000           1.012                     525

   Pioneer Real Estate Shares VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.000           1.310                   2,561

   Pioneer Small Cap Value VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.000           1.156                      --

   Pioneer Small Company VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.000           1.110                      --

   Pioneer Strategic Income VCT Portfolio - Class II
   Shares (5/03)                                               2004        1.000           1.100                  23,582

   Pioneer Value VCT Portfolio - Class II Shares (6/03)        2004        1.000           1.088                  12,050

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
Salomon Brothers Variable Series Funds Inc.
   Total Return Fund - Class II (6/03)                         2004        1.000           1.055                      --

                         CONDENSED FINANCIAL INFORMATION

                         SEPARATE ACCOUNT CHARGES 2.10%

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Money Market Portfolio (5/03)                               2004        0.991           0.980               1,250,641
                                                               2003        1.000           0.991                 312,983

AIM Variable Insurance Funds, Inc.
   AIM V.I. Capital Appreciation Fund - Series II (6/03)       2004        1.221           1.271                 361,404
                                                               2003        1.000           1.221                  74,704

   AIM V.I. Mid Cap Core Equity Fund - Series II (6/03)        2004        1.240           1.379                 536,920
                                                               2003        1.000           1.240                 199,337

Franklin Templeton Variable Insurance Products Trust
   Franklin Rising Dividends Securities Fund - Class 2
   Shares (6/03)                                               2004        1.211           1.317               1,149,736
                                                               2003        1.000           1.211                 352,519

   Franklin Small Cap Fund - Class 2 Shares (6/03)             2004        1.330           1.452                 670,562
                                                               2003        1.000           1.330                 271,190

   Templeton Foreign Securities Fund - Class 2 Shares (6/03)   2004        1.333           1.547                 735,725
                                                               2003        1.000           1.333                 146,224

Greenwich Street Series Fund
   Salomon Brothers Variable Aggressive Growth Fund -
   Class II Shares (6/03)                                      2004        1.252           1.334                 855,357
                                                               2003        1.000           1.252                 377,521

Oppenheimer Variable Account Funds
   Oppenheimer Capital Appreciation Fund/VA - Service
   Shares (6/03)                                               2004        1.229           1.283                 377,643
                                                               2003        1.000           1.229                 152,620

   Oppenheimer Global Securities Fund/VA - Service
   Shares (6/03)                                               2004        1.408           1.639                 386,948
                                                               2003        1.000           1.408                  33,301

Pioneer Variable Contracts Trust
   Pioneer America Income VCT Portfolio - Class II
   Shares (5/03)                                               2004        0.992           1.001                 609,296
                                                               2003        1.000           0.992                 250,581

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Pioneer Balanced VCT Portfolio - Class II Shares (6/03)     2004        1.106           1.133                 226,707
                                                               2003        1.000           1.106                  52,925

   Pioneer Emerging Markets VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.505           1.748                 248,330
                                                               2003        1.000           1.505                  42,611

   Pioneer Equity Income VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.201           1.364                 636,842
                                                               2003        1.000           1.201                 126,214

   Pioneer Europe VCT Portfolio - Class II Shares (6/03)       2004        1.278           1.480                  13,891
                                                               2003        1.000           1.278                   7,941

   Pioneer Fund VCT Portfolio - Class II Shares (6/03)         2004        1.208           1.312               1,389,532
                                                               2003        1.000           1.208                 434,413

   Pioneer Growth Shares VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.149           1.197                 548,642
                                                               2003        1.000           1.149                 279,238

   Pioneer High Yield VCT Portfolio - Class II Shares (6/03)   2004        1.148           1.212               2,487,816
                                                               2003        1.000           1.148               1,124,041

   Pioneer International Value VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.285           1.490                 104,891
                                                               2003        1.000           1.285                 172,623

   Pioneer Mid Cap Value VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.319           1.572                 739,522
                                                               2003        1.000           1.319                 296,115

   Pioneer Oak Ridge Large Cap Growth VCT Portfolio -
   Class II Shares (4/04)                                      2004        1.028           1.091                 362,695

   Pioneer Papp America-Pacific Rim Fund VCT - Class II
   Shares (4/04)                                               2004        1.024           0.997                 178,298

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Pioneer Papp Small & Mid Cap Growth VCT Portfolio -
   Class II Shares (4/04)                                      2004        1.061           1.069                 189,758

   Pioneer Real Estate Shares VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.256           1.666                 613,969
                                                               2003        1.000           1.256                 204,599

   Pioneer Small Cap Value VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.350           1.585                 410,789
                                                               2003        1.000           1.350                 107,851

   Pioneer Small Company VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.281           1.420                 242,393
                                                               2003        1.000           1.281                 138,991

   Pioneer Strategic Income VCT Portfolio - Class II
   Shares (5/03)                                               2004        1.085           1.169               1,103,963
                                                               2003        1.000           1.085                 173,043

   Pioneer Value VCT Portfolio - Class II Shares (6/03)        2004        1.187           1.295                 546,256
                                                               2003        1.000           1.187                  74,180

Salomon Brothers Variable Series Funds Inc.
   Total Return Fund - Class II (6/03)                         2004        1.111           1.180                 455,007
                                                               2003        1.000           1.111                 217,412

                         CONDENSED FINANCIAL INFORMATION

                         SEPARATE ACCOUNT CHARGES 2.15%

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Money Market Portfolio (5/03)                               2004        0.990           0.979                 228,855
                                                               2003        1.000           0.990                      --

AIM Variable Insurance Funds, Inc.
   AIM V.I. Capital Appreciation Fund - Series II (6/03)       2004        1.220           1.270                  55,738
                                                               2003        1.000           1.220                  36,400

   AIM V.I. Mid Cap Core Equity Fund - Series II (6/03)        2004        1.239           1.378                  73,592
                                                               2003        1.000           1.239                  66,556

Franklin Templeton Variable Insurance Products Trust
   Franklin Rising Dividends Securities Fund - Class 2
   Shares (6/03)                                               2004        1.211           1.316                 183,238
                                                               2003        1.000           1.211                  29,461

   Franklin Small Cap Fund - Class 2 Shares (6/03)             2004        1.330           1.451                  46,779
                                                               2003        1.000           1.330                   8,707

   Templeton Foreign Securities Fund - Class 2 Shares (6/03)   2004        1.333           1.546                   9,059
                                                               2003        1.000           1.333                   3,495

Greenwich Street Series Fund
   Salomon Brothers Variable Aggressive Growth Fund -
   Class II Shares (6/03)                                      2004        1.252           1.333                 164,993
                                                               2003        1.000           1.252                  12,843

Oppenheimer Variable Account Funds
   Oppenheimer Capital Appreciation Fund/VA - Service
   Shares (6/03)                                               2004        1.228           1.281                 165,141
                                                               2003        1.000           1.228                  32,569

   Oppenheimer Global Securities Fund/VA - Service
   Shares (6/03)                                               2004        1.407           1.638                 144,105
                                                               2003        1.000           1.407                  17,668

Pioneer Variable Contracts Trust
   Pioneer America Income VCT Portfolio - Class II
   Shares (5/03)                                               2004        0.991           1.000                   9,570
                                                               2003        1.000           0.991                      --

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Pioneer Balanced VCT Portfolio - Class II Shares (6/03)     2004        1.106           1.132                      --
                                                               2003        1.000           1.106                      --

   Pioneer Emerging Markets VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.504           1.747                  12,218
                                                               2003        1.000           1.504                   8,367

   Pioneer Equity Income VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.200           1.363                 117,136
                                                               2003        1.000           1.200                 119,366

   Pioneer Europe VCT Portfolio - Class II Shares (6/03)       2004        1.278           1.478                   1,597
                                                               2003        1.000           1.278                      --

   Pioneer Fund VCT Portfolio - Class II Shares (6/03)         2004        1.208           1.311                  40,836
                                                               2003        1.000           1.208                  15,280

   Pioneer Growth Shares VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.149           1.196                  20,367
                                                               2003        1.000           1.149                   8,812

   Pioneer High Yield VCT Portfolio - Class II Shares (6/03)   2004        1.148           1.211                 453,688
                                                               2003        1.000           1.148                  44,674

   Pioneer International Value VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.284           1.489                   2,733
                                                               2003        1.000           1.284                      --

   Pioneer Mid Cap Value VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.318           1.571                  28,881
                                                               2003        1.000           1.318                  16,574

   Pioneer Oak Ridge Large Cap Growth VCT Portfolio -
   Class II Shares (4/04)                                      2004        1.028           1.090                      --

   Pioneer Papp America-Pacific Rim Fund VCT - Class II
   Shares (4/04)                                               2004        1.024           0.997                      --

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Pioneer Papp Small & Mid Cap Growth VCT Portfolio -
   Class II Shares (4/04)                                      2004        1.061           1.069                      --

   Pioneer Real Estate Shares VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.256           1.664                 140,554
                                                               2003        1.000           1.256                   8,492

   Pioneer Small Cap Value VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.349           1.583                  76,513
                                                               2003        1.000           1.349                  65,290

   Pioneer Small Company VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.280           1.418                   1,597
                                                               2003        1.000           1.280                      --

   Pioneer Strategic Income VCT Portfolio - Class II
   Shares (5/03)                                               2004        1.085           1.167                  90,059
                                                               2003        1.000           1.085                  85,323

   Pioneer Value VCT Portfolio - Class II Shares (6/03)        2004        1.187           1.294                  36,753
                                                               2003        1.000           1.187                  34,614

Salomon Brothers Variable Series Funds Inc.
   Total Return Fund - Class II (6/03)                         2004        1.110           1.179                  69,791
                                                               2003        1.000           1.110                  43,872

                         CONDENSED FINANCIAL INFORMATION

                         SEPARATE ACCOUNT CHARGES 2.20%

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Money Market Portfolio (5/03)                               2004        0.992           0.980                 270,004
                                                               2003        1.000           0.992                      --

AIM Variable Insurance Funds, Inc.
   AIM V.I. Capital Appreciation Fund - Series II (6/03)       2004        1.150           1.196                      --
                                                               2003        1.000           1.150                      --

   AIM V.I. Mid Cap Core Equity Fund - Series II (6/03)        2004        1.125           1.250                      --
                                                               2003        1.004           1.125                      --

Franklin Templeton Variable Insurance Products Trust
   Franklin Rising Dividends Securities Fund - Class 2
   Shares (6/03)                                               2004        1.149           1.248                  15,963
                                                               2003        1.000           1.149                      --

   Franklin Small Cap Fund - Class 2 Shares (6/03)             2004        1.221           1.332                  13,077
                                                               2003        1.000           1.221                      --

   Templeton Foreign Securities Fund - Class 2 Shares (6/03)   2004        1.215           1.409                      --
                                                               2003        1.000           1.215                      --

Greenwich Street Series Fund
   Salomon Brothers Variable Aggressive Growth Fund -
   Class II Shares (6/03)                                      2004        1.148           1.222                      --
                                                               2003        1.000           1.148                      --

Oppenheimer Variable Account Funds
   Oppenheimer Capital Appreciation Fund/VA - Service
   Shares (6/03)                                               2004        1.151           1.200                  15,509
                                                               2003        1.000           1.151                      --

   Oppenheimer Global Securities Fund/VA - Service
   Shares (6/03)                                               2004        1.265           1.472                     439
                                                               2003        1.000           1.265                      --

Pioneer Variable Contracts Trust
   Pioneer America Income VCT Portfolio - Class II
   Shares (5/03)                                               2004        0.982           0.990                   1,733
                                                               2003        1.000           0.982                      --

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Pioneer Balanced VCT Portfolio - Class II Shares (6/03)     2004        1.044           1.068                      --
                                                               2003        1.000           1.044                      --

   Pioneer Emerging Markets VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.372           1.593                      --
                                                               2003        1.000           1.372                      --

   Pioneer Equity Income VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.111           1.261                   1,953
                                                               2003        1.000           1.111                      --

   Pioneer Europe VCT Portfolio - Class II Shares (6/03)       2004        1.193           1.379                      --
                                                               2003        0.990           1.193                      --

   Pioneer Fund VCT Portfolio - Class II Shares (6/03)         2004        1.131           1.227                      --
                                                               2003        1.000           1.131                      --

   Pioneer Growth Shares VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.086           1.129                      --
                                                               2003        1.000           1.086                      --

   Pioneer High Yield VCT Portfolio - Class II Shares (6/03)   2004        1.081           1.139                      --
                                                               2003        1.000           1.081                      --

   Pioneer International Value VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.197           1.387                      --
                                                               2003        0.996           1.197                      --

   Pioneer Mid Cap Value VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.200           1.430                  12,545
                                                               2003        1.000           1.200                      --

   Pioneer Oak Ridge Large Cap Growth VCT Portfolio -
   Class II Shares (4/04)                                      2004        1.028           1.090                      --

   Pioneer Papp America-Pacific Rim Fund VCT - Class II
   Shares (4/04)                                               2004        1.024           0.996                      --

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Pioneer Papp Small & Mid Cap Growth VCT Portfolio -
   Class II Shares (4/04)                                      2004        1.061           1.068                      --

   Pioneer Real Estate Shares VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.211           1.603                     788
                                                               2003        1.000           1.211                      --

   Pioneer Small Cap Value VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.207           1.416                      --
                                                               2003        1.000           1.207                      --

   Pioneer Small Company VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.173           1.299                      --
                                                               2003        1.000           1.173                      --

   Pioneer Strategic Income VCT Portfolio - Class II
   Shares (5/03)                                               2004        1.044           1.123                  16,936
                                                               2003        1.000           1.044                      --

   Pioneer Value VCT Portfolio - Class II Shares (6/03)        2004        1.119           1.219                      --
                                                               2003        0.993           1.119                      --

Salomon Brothers Variable Series Funds Inc.
   Total Return Fund - Class II (6/03)                         2004        1.052           1.117                      --
                                                               2003        1.000           1.052                      --

                         CONDENSED FINANCIAL INFORMATION

The following tables provide the Accumulation Unit Values information for the MID-RANGE combinations of separate account charges. The Accumulation Unit Value information for the minimum separate account charge and the maximum variable account charge are contained in the Prospectus.

                         SEPARATE ACCOUNT CHARGES 2.25%

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Money Market Portfolio (5/03)                               2004        1.000           0.991                      --

AIM Variable Insurance Funds, Inc.

   AIM V.I. Capital Appreciation Fund - Series II (6/03)       2004        1.000           1.062                      --

   AIM V.I. Mid Cap Core Equity Fund - Series II (6/03)        2004        1.000           1.101                      --

Franklin Templeton Variable Insurance Products Trust
   Franklin Rising Dividends Securities Fund - Class 2
   Shares (6/03)                                               2004        1.000           1.088                      --

   Franklin Small Cap Fund - Class 2 Shares (6/03)             2004        1.000           1.107                      --

   Templeton Foreign Securities Fund - Class 2 Shares (6/03)   2004        1.000           1.153                      --

Greenwich Street Series Fund
   Salomon Brothers Variable Aggressive Growth Fund -
   Class II Shares (6/03)                                      2004        1.000           1.037                      --

Oppenheimer Variable Account Funds
   Oppenheimer Capital Appreciation Fund/VA - Service
   Shares (6/03)                                               2004        1.000           1.065                      --

   Oppenheimer Global Securities Fund/VA - Service
   Shares (6/03)                                               2004        1.000           1.165                      --

Pioneer Variable Contracts Trust
   Pioneer America Income VCT Portfolio - Class II
   Shares (5/03)                                               2004        1.000           0.992                      --

   Pioneer Balanced VCT Portfolio - Class II Shares (6/03)     2004        1.000           1.020                      --

   Pioneer Emerging Markets VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.000           1.142                      --

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Pioneer Equity Income VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.000           1.132                      --

   Pioneer Europe VCT Portfolio - Class II Shares (6/03)       2004        1.000           1.192                      --

   Pioneer Fund VCT Portfolio - Class II Shares (6/03)         2004        1.000           1.103                      --

   Pioneer Growth Shares VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.000           1.060                      --

   Pioneer High Yield VCT Portfolio - Class II Shares (6/03)   2004        1.000           1.031                      --

   Pioneer International Value VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.000           1.180                      --

   Pioneer Mid Cap Value VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.000           1.170                      --

   Pioneer Oak Ridge Large Cap Growth VCT Portfolio -
   Class II Shares (4/04)                                      2004        1.028           1.089                      --

   Pioneer Papp America-Pacific Rim Fund VCT - Class II
   Shares (4/04)                                               2004        1.024           0.996                      --

   Pioneer Papp Small & Mid Cap Growth VCT Portfolio -
   Class II Shares (4/04)                                      2004        1.061           1.068                      --

   Pioneer Real Estate Shares VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.000           1.240                      --

   Pioneer Small Cap Value VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.000           1.137                      --

   Pioneer Small Company VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.000           1.089                      --

   Pioneer Strategic Income VCT Portfolio - Class II
   Shares (5/03)                                               2004        1.000           1.058                      --

   Pioneer Value VCT Portfolio - Class II Shares (6/03)        2004        1.000           1.088                      --

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
Salomon Brothers Variable Series Funds Inc.
   Total Return Fund - Class II (6/03)                         2004        1.000           1.044                      --

                         CONDENSED FINANCIAL INFORMATION

                         SEPARATE ACCOUNT CHARGES 2.30%

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Money Market Portfolio (5/03)                               2004        0.989           0.977                 473,317
                                                               2003        1.000           0.989                  14,082

AIM Variable Insurance Funds, Inc.
   AIM V.I. Capital Appreciation Fund - Series II (6/03)       2004        1.219           1.267                 457,426
                                                               2003        1.000           1.219                 128,865

   AIM V.I. Mid Cap Core Equity Fund - Series II (6/03)        2004        1.238           1.374                 180,764
                                                               2003        1.000           1.238                  19,208

Franklin Templeton Variable Insurance Products Trust
   Franklin Rising Dividends Securities Fund - Class 2
   Shares (6/03)                                               2004        1.210           1.312                 855,680
                                                               2003        1.000           1.210                 302,021

   Franklin Small Cap Fund - Class 2 Shares (6/03)             2004        1.328           1.447                 365,658
                                                               2003        1.000           1.328                 177,710

   Templeton Foreign Securities Fund - Class 2 Shares (6/03)   2004        1.331           1.542                 302,044
                                                               2003        1.000           1.331                  93,864

Greenwich Street Series Fund
   Salomon Brothers Variable Aggressive Growth Fund -
   Class II Shares (6/03)                                      2004        1.250           1.329                 825,312
                                                               2003        1.000           1.250                 258,579

Oppenheimer Variable Account Funds
   Oppenheimer Capital Appreciation Fund/VA - Service
   Shares (6/03)                                               2004        1.227           1.278                 213,927
                                                               2003        1.000           1.227                  81,960

   Oppenheimer Global Securities Fund/VA - Service
   Shares (6/03)                                               2004        1.406           1.634                 293,434
                                                               2003        1.000           1.406                  77,896

Pioneer Variable Contracts Trust
   Pioneer America Income VCT Portfolio - Class II
   Shares (5/03)                                               2004        0.991           0.997                 575,654
                                                               2003        1.000           0.991                 271,430

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Pioneer Balanced VCT Portfolio - Class II Shares (6/03)     2004        1.105           1.129                 178,277
                                                               2003        1.000           1.105                  57,723

   Pioneer Emerging Markets VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.503           1.743                 199,365
                                                               2003        1.000           1.503                  10,906

   Pioneer Equity Income VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.199           1.360                 814,124
                                                               2003        1.000           1.199                 384,020

   Pioneer Europe VCT Portfolio - Class II Shares (6/03)       2004        1.277           1.475                  58,519
                                                               2003        1.000           1.277                  24,796

   Pioneer Fund VCT Portfolio - Class II Shares (6/03)         2004        1.207           1.308               1,116,623
                                                               2003        1.000           1.207                 389,324

   Pioneer Growth Shares VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.148           1.193                 300,139
                                                               2003        1.000           1.148                 138,078

   Pioneer High Yield VCT Portfolio - Class II Shares (6/03)   2004        1.147           1.208               1,714,187
                                                               2003        1.000           1.147                 758,360

   Pioneer International Value VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.283           1.485                 110,922
                                                               2003        1.000           1.283                  18,951

   Pioneer Mid Cap Value VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.317           1.567                 711,316
                                                               2003        1.000           1.317                 375,708

   Pioneer Oak Ridge Large Cap Growth VCT Portfolio -
   Class II Shares (4/04)                                      2004        1.028           1.089                 223,102

   Pioneer Papp America-Pacific Rim Fund VCT - Class II
   Shares (4/04)                                               2004        1.024           0.996                  41,346

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Pioneer Papp Small & Mid Cap Growth VCT Portfolio -
   Class II Shares (4/04)                                      2004        1.061           1.067                  37,777

   Pioneer Real Estate Shares VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.255           1.660                 221,119
                                                               2003        1.000           1.255                 108,735

   Pioneer Small Cap Value VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.348           1.579                 450,978
                                                               2003        1.000           1.348                 234,601

   Pioneer Small Company VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.279           1.415                  58,833
                                                               2003        1.000           1.279                  50,082

   Pioneer Strategic Income VCT Portfolio - Class II
   Shares (5/03)                                               2004        1.084           1.165               1,094,532
                                                               2003        1.000           1.084                 281,928

   Pioneer Value VCT Portfolio - Class II Shares (6/03)        2004        1.186           1.291                 314,441
                                                               2003        1.000           1.186                  12,737

Salomon Brothers Variable Series Funds Inc.
   Total Return Fund - Class II (6/03)                         2004        1.109           1.176                 136,568
                                                               2003        1.000           1.109                  65,191

                         CONDENSED FINANCIAL INFORMATION


                         SEPARATE ACCOUNT CHARGES 2.40%

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Money Market Portfolio (5/03)                               2004        1.000           0.994                      --

AIM Variable Insurance Funds, Inc.
   AIM V.I. Capital Appreciation Fund - Series II (6/03)       2004        1.000           1.054                   7,548

   AIM V.I. Mid Cap Core Equity Fund - Series II (6/03)        2004        1.000           1.065                   7,466

Franklin Templeton Variable Insurance Products Trust
   Franklin Rising Dividends Securities Fund - Class 2
   Shares (6/03)                                               2004        1.000           1.072                   7,444

   Franklin Small Cap Fund - Class 2 Shares (6/03)             2004        1.000           1.085                      --

   Templeton Foreign Securities Fund - Class 2 Shares (6/03)   2004        1.000           1.156                      --

Greenwich Street Series Fund
   Salomon Brothers Variable Aggressive Growth Fund -
   Class II Shares (6/03)                                      2004        1.000           1.052                      --

Oppenheimer Variable Account Funds
   Oppenheimer Capital Appreciation Fund/VA - Service
   Shares (6/03)                                               2004        1.000           1.047                      --

   Oppenheimer Global Securities Fund/VA - Service
   Shares (6/03)                                               2004        1.000           1.169                   6,993

Pioneer Variable Contracts Trust
   Pioneer America Income VCT Portfolio - Class II
   Shares (5/03)                                               2004        1.000           1.032                   7,393

   Pioneer Balanced VCT Portfolio - Class II Shares (6/03)     2004        1.000           1.026                      --

   Pioneer Emerging Markets VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.000           1.295                      --

   Pioneer Equity Income VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.000           1.125                   7,107

   Pioneer Europe VCT Portfolio - Class II Shares (6/03)       2004        1.000           1.177                      --

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Pioneer Fund VCT Portfolio - Class II Shares (6/03)         2004        1.000           1.090                  10,959

   Pioneer Growth Shares VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.000           1.081                      --

   Pioneer High Yield VCT Portfolio - Class II Shares (6/03)   2004        1.000           1.085                      --

   Pioneer International Value VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.000           1.170                      --

   Pioneer Mid Cap Value VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.000           1.143                      --

   Pioneer Oak Ridge Large Cap Growth VCT Portfolio -
   Class II Shares (4/04)                                      2004        1.000           1.070                      --

   Pioneer Papp America-Pacific Rim Fund VCT - Class II
   Shares (4/04)                                               2004        1.000           0.992                      --

   Pioneer Papp Small & Mid Cap Growth VCT Portfolio -
   Class II Shares (4/04)                                      2004        1.000           1.010                      --

   Pioneer Real Estate Shares VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.000           1.308                      --

   Pioneer Small Cap Value VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.000           1.154                      --

   Pioneer Small Company VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.000           1.108                      --

   Pioneer Strategic Income VCT Portfolio - Class II
   Shares (5/03)                                               2004        1.000           1.098                  10,612

   Pioneer Value VCT Portfolio - Class II Shares (6/03)        2004        1.000           1.086                   7,336

Salomon Brothers Variable Series Funds Inc.
   Total Return Fund - Class II (6/03)                         2004        1.000           1.053                      --

                         CONDENSED FINANCIAL INFORMATION

                         SEPARATE ACCOUNT CHARGES 2.50%

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Money Market Portfolio (5/03)                               2004        0.988           0.973                 244,288
                                                               2003        1.000           0.988                  12,446

AIM Variable Insurance Funds, Inc.
   AIM V.I. Capital Appreciation Fund - Series II (6/03)       2004        1.217           1.263                  55,053
                                                               2003        1.000           1.217                  17,132

   AIM V.I. Mid Cap Core Equity Fund - Series II (6/03)        2004        1.237           1.370                 228,349
                                                               2003        1.000           1.237                  53,264

Franklin Templeton Variable Insurance Products Trust
   Franklin Rising Dividends Securities Fund - Class 2
   Shares (6/03)                                               2004        1.208           1.308                 446,328
                                                               2003        1.000           1.208                 256,644

   Franklin Small Cap Fund - Class 2 Shares (6/03)             2004        1.326           1.442                  71,624
                                                               2003        1.000           1.326                   7,904

   Templeton Foreign Securities Fund - Class 2 Shares (6/03)   2004        1.330           1.537                 117,899
                                                               2003        1.000           1.330                  19,832

Greenwich Street Series Fund
   Salomon Brothers Variable Aggressive Growth Fund -
   Class II Shares (6/03)                                      2004        1.249           1.325                 185,920
                                                               2003        1.000           1.249                  96,304

Oppenheimer Variable Account Funds
   Oppenheimer Capital Appreciation Fund/VA - Service
   Shares (6/03)                                               2004        1.225           1.274                 112,203
                                                               2003        1.000           1.225                  72,815

   Oppenheimer Global Securities Fund/VA - Service
   Shares (6/03)                                               2004        1.404           1.628                  50,029
                                                               2003        1.000           1.404                  24,647

Pioneer Variable Contracts Trust
   Pioneer America Income VCT Portfolio - Class II
   Shares (5/03)                                               2004        0.989           0.994                 153,578
                                                               2003        1.000           0.989                   6,698

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Pioneer Balanced VCT Portfolio - Class II Shares (6/03)     2004        1.103           1.125               1,240,747
                                                               2003        1.000           1.103                 869,720

   Pioneer Emerging Markets VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.501           1.737                  47,838
                                                               2003        1.000           1.501                  13,750

   Pioneer Equity Income VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.197           1.355                 331,048
                                                               2003        1.000           1.197                  62,477

   Pioneer Europe VCT Portfolio - Class II Shares (6/03)       2004        1.275           1.470                      --
                                                               2003        1.000           1.275                      --

   Pioneer Fund VCT Portfolio - Class II Shares (6/03)         2004        1.205           1.304                 181,256
                                                               2003        1.000           1.205                  81,704

   Pioneer Growth Shares VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.146           1.189                  67,408
                                                               2003        1.000           1.146                   4,572

   Pioneer High Yield VCT Portfolio - Class II Shares (6/03)   2004        1.145           1.204               1,854,769
                                                               2003        1.000           1.145               1,355,872

   Pioneer International Value VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.282           1.480                 196,101
                                                               2003        1.000           1.282                   2,286

   Pioneer Mid Cap Value VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.315           1.562                 228,370
                                                               2003        1.000           1.315                  85,990

   Pioneer Oak Ridge Large Cap Growth VCT Portfolio -
   Class II Shares (4/04)                                      2004        1.028           1.087                   5,482

   Pioneer Papp America-Pacific Rim Fund VCT - Class II
   Shares (4/04)                                               2004        1.024           0.994                   5,891

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Pioneer Papp Small & Mid Cap Growth VCT Portfolio -
   Class II Shares (4/04)                                      2004        1.061           1.066                   4,247

   Pioneer Real Estate Shares VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.253           1.655                 103,951
                                                               2003        1.000           1.253                  61,196

   Pioneer Small Cap Value VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.346           1.574                 215,985
                                                               2003        1.000           1.346                  42,069

   Pioneer Small Company VCT Portfolio - Class II
   Shares (6/03)                                               2004        1.277           1.410                   4,504
                                                               2003        1.000           1.277                     576

   Pioneer Strategic Income VCT Portfolio - Class II
   Shares (5/03)                                               2004        1.082           1.161                 226,037
                                                               2003        1.000           1.082                  91,426

   Pioneer Value VCT Portfolio - Class II Shares (6/03)        2004        1.184           1.287                  65,866
                                                               2003        1.000           1.184                  39,816

Salomon Brothers Variable Series Funds Inc.
   Total Return Fund - Class II (6/03)                         2004        1.108           1.172                 197,526
                                                               2003        1.000           1.108                  88,478

                                      NOTES

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amount allocated to them or were not available as of December 31, 2004.

"Number of Units outstanding at the end of the period" may include units for Contracts Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

                         CONDENSED FINANCIAL INFORMATION

The following tables provide the Accumulation Unit Values information for the MID-RANGE combinations of separate account charges. The Accumulation Unit Value information for the minimum separate account charge and the maximum variable account charge are contained in the Prospectus.

                         SEPARATE ACCOUNT CHARGES 1.70%

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Capital Appreciation Fund (6/03)                            2004        1.215           1.428                  47,486
                                                               2003        1.000           1.215                  38,283

   High Yield Bond Trust (6/04)                                2004        0.992           1.062                      --

   Managed Assets Trust (5/04)                                 2004        0.962           1.060                   4,767

   Money Market Portfolio (5/03)                               2004        0.993           0.987               1,059,162
                                                               2003        1.000           0.993               1,275,133

AllianceBernstein Variable Product Series Fund, Inc.
   AllianceBernstein Premier Growth Portfolio -
   Class B (6/03)                                              2004        1.145           1.220                  19,590
                                                               2003        1.000           1.145                      --

American Funds Insurance Series
   Global Growth Fund - Class 2 Shares (6/03)                  2004        1.319           1.471                 109,010
                                                               2003        1.000           1.319                   4,640

   Growth Fund - Class 2 Shares (5/03)                         2004        1.258           1.391                 447,445
                                                               2003        1.000           1.258                  95,430

   Growth-Income Fund - Class 2 Shares (5/03)                  2004        1.256           1.362                 718,411
                                                               2003        1.000           1.256                  77,184

Delaware VIP Trust
   Delaware VIP REIT Series - Standard Class (6/03)            2004        1.263           1.631                 249,103
                                                               2003        1.000           1.263                  53,961

Dreyfus Variable Investment Fund
   Dreyfus Variable Investment Fund -  Developing Leaders
   Portfolio - Initial Shares (5/03)                           2004        1.283           1.405                  94,662
                                                               2003        1.000           1.283                  24,523

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Dreyfus Variable Investment Fund - Appreciation
   Portfolio - Initial Shares (5/03)                           2004        1.170           1.209                  48,969
                                                               2003        1.000           1.170                  28,148

Franklin Templeton Variable Insurance Products Trust
   Mutual Shares Securities Fund - Class 2 Shares (6/03)       2004        1.206           1.336                  24,570
                                                               2003        1.000           1.206                   8,710

   Templeton Developing Markets Securities Fund - Class 2
   Shares (6/03)                                               2004        1.478           1.812                  83,853
                                                               2003        1.000           1.478                   9,983

   Templeton Foreign Securities Fund - Class 2 Shares (6/03)   2004        1.337           1.558                 446,541
                                                               2003        1.104           1.337                 115,962

   Templeton Growth Securities Fund - Class 2 Shares (6/03)    2004        1.326           1.513                 168,501
                                                               2003        1.000           1.326                  41,506

Greenwich Street Series Fund
   Equity Index Portfolio - Class II Shares (5/03)             2004        1.211           1.312                 196,252
                                                               2003        1.000           1.211                  50,500

   Salomon Brothers Variable Aggressive Growth Fund -
   Class I Shares (6/03)                                       2004        1.272           1.365                  90,049
                                                               2003        1.000           1.272                  40,230

   Salomon Brothers Variable Growth & Income Fund - Class I
   Shares (7/03)                                               2004        1.227           1.308                  27,301
                                                               2003        1.000           1.227                  30,969

Janus Aspen Series
   Balanced Portfolio - Service Shares (6/03)                  2004        1.093           1.164                  22,497
                                                               2003        1.000           1.093                  10,549

   Global Life Sciences Portfolio - Service Shares (5/03)      2004        1.191           1.337                      --
                                                               2003        1.000           1.191                      --

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Global Technology Portfolio - Service Shares (5/03)         2004        1.385           1.369                      --
                                                               2003        1.000           1.385                      --

   Worldwide Growth Portfolio - Service Shares (6/03)          2004        1.253           1.287                   2,471
                                                               2003        1.000           1.253                      --

Lazard Retirement Series, Inc.
   Lazard Retirement Small Cap Portfolio (6/03)                2004        1.333           1.506                  66,032
                                                               2003        1.000           1.333                      --

Lord Abbett Series Fund, Inc.
   Growth and Income Portfolio (6/03)                          2004        1.242           1.375                 101,604
                                                               2003        1.000           1.242                      --

   Mid-Cap Value Portfolio (5/03)                              2004        1.257           1.533                 134,496
                                                               2003        1.000           1.257                  28,731

Merrill Lynch Variable Series Funds, Inc.
   Merrill Lynch Global Allocation V.I. Fund -
   Class III (3/04)                                            2004        1.079           1.211                  10,419
                                                               2003        1.000           1.079                      --

   Merrill Lynch Value Opportunities V.I. Fund -
   Class III (1/04)                                            2004        1.072           1.209                  18,570
                                                               2003        1.000           1.072                      --

Oppenheimer Variable Account Funds
   Oppenheimer Main Street Fund/VA - Service Shares (6/04)     2004        0.989           1.052                  21,607

PIMCO Variable Insurance Trust
   Real Return Portfolio - Administrative Class (6/03)         2004        1.046           1.120                 133,105
                                                               2003        1.000           1.046                  28,627

   Total Return Portfolio - Administrative Class (5/03)        2004        1.012           1.044                 408,181
                                                               2003        1.000           1.012                 240,926

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
Putnam Variable Trust
   Putnam VT International Equity Fund - Class IB
   Shares (5/03)                                               2004        1.292           1.476                      --
                                                               2003        1.000           1.292                      --

   Putnam VT Small Cap Value Fund - Class IB Shares (5/03)     2004        1.428           1.773                 219,780
                                                               2003        1.000           1.428                  61,368

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund - Class I (6/03)                               2004        1.309           1.394                 209,148
                                                               2003        1.000           1.309                  35,461

   Investors Fund - Class I (6/03)                             2004        1.273           1.381                 156,982
                                                               2003        1.000           1.273                  46,385

   Large Cap Growth Fund - Class I (6/03)                      2004        1.307           1.291                 150,787
                                                               2003        1.000           1.307                   9,230

   Small Cap Growth Fund - Class I (6/03)                      2004        1.429           1.617                 191,713
                                                               2003        1.000           1.429                  35,787

The Travelers Series Trust
   Convertible Securities Portfolio (6/03)                     2004        1.140           1.191                  75,919
                                                               2003        1.000           1.140                  27,712

   Disciplined Mid Cap Stock Portfolio (6/03)                  2004        1.298           1.487                 128,490
                                                               2003        1.000           1.298                  32,105

   Equity Income Portfolio (5/03)                              2004        1.234           1.333                 132,037
                                                               2003        1.000           1.234                  83,835

   Federated High Yield Portfolio (5/03)                       2004        1.108           1.202                  97,501
                                                               2003        1.000           1.108                  51,969

   Federated Stock Portfolio (6/03)                            2004        1.250           1.359                  25,423
                                                               2003        1.000           1.250                   1,345

   Large Cap Portfolio (6/03)                                  2004        1.188           1.244                  96,771
                                                               2003        1.000           1.188                  26,643

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Lazard International Stock Portfolio (6/03)                 2004        1.265           1.439                  10,803
                                                               2003        1.000           1.265                   4,766

   Merrill Lynch Large Cap Core Portfolio (6/03)               2004        1.160           1.322                  57,788
                                                               2003        1.000           1.160                      --

   MFS Emerging Growth Portfolio (6/03)                        2004        1.196           1.325                  24,795
                                                               2003        1.000           1.196                  14,978

   MFS Mid Cap Growth Portfolio (6/03)                         2004        1.281           1.437                 261,523
                                                               2003        1.000           1.281                   8,597

   MFS Value Portfolio (5/04)                                  2004        0.965           1.111                  49,675

   Pioneer Fund Portfolio (6/03)                               2004        1.190           1.301                   7,615
                                                               2003        1.000           1.190                      --

   Social Awareness Stock Portfolio (6/04)                     2004        0.986           1.045                 323,941

   Travelers Quality Bond Portfolio (5/03)                     2004        1.014           1.030                 128,432
                                                               2003        1.000           1.014                 119,596

   U.S. Government Securities Portfolio (5/04)                 2004        0.979           1.046                      --

Travelers Series Fund Inc.
   AIM Capital Appreciation Portfolio (5/03)                   2004        1.225           1.282                  19,140
                                                               2003        1.000           1.225                  13,412

   MFS Total Return Portfolio (5/03)                           2004        1.125           1.233                 554,397
                                                               2003        1.000           1.125                 133,936

   Pioneer Strategic Income Portfolio (6/04)                   2004        0.979           1.085                  24,767

   SB Adjustable Rate Income Portfolio - Class I
   Shares (11/03)                                              2004        0.998           0.993                  73,596
                                                               2003        1.000           0.998                  11,739

   Strategic Equity Portfolio (6/03)                           2004        1.228           1.330                  13,198
                                                               2003        1.000           1.228                   9,971

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
Van Kampen Life Investment Trust
   Comstock Portfolio - Class II Shares (6/03)                 2004        1.260           1.454                 111,964
                                                               2003        1.000           1.260                   8,903

   Enterprise Portfolio - Class II Shares (6/03)               2004        1.187           1.211                      --
                                                               2003        1.000           1.187                      --

Variable Insurance Products Fund II
   Contrafund(R) Portfolio - Service Class 2 (6/03)            2004        1.239           1.402                 164,548
                                                               2003        1.000           1.239                  25,197

Variable Insurance Products Fund III
   Dynamic Capital Appreciation Portfolio - Service
   Class 2 (7/03)                                              2004        1.184           1.179                   3,849
                                                               2003        1.000           1.184                      --

   Mid Cap Portfolio - Service Class 2 (5/03)                  2004        1.410           1.728                 221,510
                                                               2003        1.000           1.410                  25,494

                         CONDENSED FINANCIAL INFORMATION

                         SEPARATE ACCOUNT CHARGES 1.75%

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Capital Appreciation Fund (6/03)                            2004        1.215           1.427                      --
                                                               2003        1.000           1.215                      --

   High Yield Bond Trust (6/04)                                2004        0.992           1.062                      --

   Managed Assets Trust (5/04)                                 2004        0.962           1.060                      --

   Money Market Portfolio (5/03)                               2004        0.993           0.986                  29,727
                                                               2003        1.000           0.993                      --

AllianceBernstein Variable Product Series Fund, Inc.
   AllianceBernstein Premier Growth Portfolio -
   Class B (6/03)                                              2004        1.145           1.219                      --
                                                               2003        1.000           1.145                      --

American Funds Insurance Series
   Global Growth Fund - Class 2 Shares (6/03)                  2004        1.318           1.470                  16,095
                                                               2003        1.000           1.318                   2,754

   Growth Fund - Class 2 Shares (5/03)                         2004        1.257           1.390                  11,693
                                                               2003        1.000           1.257                   4,726

   Growth-Income Fund - Class 2 Shares (5/03)                  2004        1.255           1.361                   5,691
                                                               2003        1.000           1.255                   3,612

Delaware VIP Trust
   Delaware VIP REIT Series - Standard Class (6/03)            2004        1.263           1.630                   4,868
                                                               2003        1.000           1.263                   3,675

Dreyfus Variable Investment Fund
   Dreyfus Variable Investment Fund -  Developing Leaders
   Portfolio - Initial Shares (5/03)                           2004        1.283           1.404                   3,443
                                                               2003        1.000           1.283                   3,443

   Dreyfus Variable Investment Fund - Appreciation
   Portfolio - Initial Shares (5/03)                           2004        1.170           1.208                  13,843
                                                               2003        1.000           1.170                   1,549

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
Franklin Templeton Variable Insurance Products Trust
   Mutual Shares Securities Fund - Class 2 Shares (6/03)       2004        1.206           1.334                   5,925
                                                               2003        1.000           1.206                   3,788

   Templeton Developing Markets Securities Fund - Class 2
   Shares (6/03)                                               2004        1.477           1.810                      --
                                                               2003        1.000           1.477                      --

   Templeton Foreign Securities Fund - Class 2 Shares (6/03)   2004        1.336           1.556                   5,854
                                                               2003        1.104           1.336                      --

   Templeton Growth Securities Fund - Class 2 Shares (6/03)    2004        1.326           1.512                  17,201
                                                               2003        1.000           1.326                   1,376

Greenwich Street Series Fund
   Equity Index Portfolio - Class II Shares (5/03)             2004        1.210           1.311                   5,045
                                                               2003        1.000           1.210                   3,724

   Salomon Brothers Variable Aggressive Growth Fund -
   Class I Shares (6/03)                                       2004        1.272           1.363                   3,491
                                                               2003        1.000           1.272                   3,491

   Salomon Brothers Variable Growth & Income Fund - Class I
   Shares (7/03)                                               2004        1.227           1.307                   2,361
                                                               2003        1.000           1.227                      --

Janus Aspen Series
   Balanced Portfolio - Service Shares (6/03)                  2004        1.093           1.163                   4,021
                                                               2003        1.000           1.093                   4,021

   Global Life Sciences Portfolio - Service Shares (5/03)      2004        1.190           1.336                      --
                                                               2003        1.000           1.190                      --

   Global Technology Portfolio - Service Shares (5/03)         2004        1.384           1.368                   1,140
                                                               2003        1.000           1.384                      --

   Worldwide Growth Portfolio - Service Shares (6/03)          2004        1.252           1.286                      --
                                                               2003        1.000           1.252                      --

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
Lazard Retirement Series, Inc.
   Lazard Retirement Small Cap Portfolio (6/03)                2004        1.333           1.504                   2,065
                                                               2003        1.000           1.333                      --

Lord Abbett Series Fund, Inc.
   Growth and Income Portfolio (6/03)                          2004        1.241           1.374                   3,686
                                                               2003        1.000           1.241                   3,686

   Mid-Cap Value Portfolio (5/03)                              2004        1.257           1.532                      --
                                                               2003        1.000           1.257                      --

Merrill Lynch Variable Series Funds, Inc.
   Merrill Lynch Global Allocation V.I. Fund -
   Class III (3/04)                                            2004        1.078           1.210                      --
                                                               2003        1.000           1.078                      --

   Merrill Lynch Value Opportunities V.I. Fund -
   Class III (1/04)                                            2004        1.072           1.208                      --
                                                               2003        1.000           1.072                      --

Oppenheimer Variable Account Funds
   Oppenheimer Main Street Fund/VA - Service Shares (6/04)     2004        0.989           1.052                      --

PIMCO Variable Insurance Trust
   Real Return Portfolio - Administrative Class (6/03)         2004        1.045           1.119                   4,140
                                                               2003        1.000           1.045                   4,140

   Total Return Portfolio - Administrative Class (5/03)        2004        1.012           1.043                  10,494
                                                               2003        1.000           1.012                   1,757

Putnam Variable Trust
   Putnam VT International Equity Fund - Class IB
   Shares (5/03)                                               2004        1.292           1.475                      --
                                                               2003        1.000           1.292                      --

   Putnam VT Small Cap Value Fund - Class IB Shares (5/03)     2004        1.428           1.771                      --
                                                               2003        1.000           1.428                      --

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
Salomon Brothers Variable Series Funds Inc.
   All Cap Fund - Class I (6/03)                               2004        1.309           1.393                   3,212
                                                               2003        1.000           1.309                   3,213

   Investors Fund - Class I (6/03)                             2004        1.272           1.380                   8,333
                                                               2003        1.000           1.272                   1,427

   Large Cap Growth Fund - Class I (6/03)                      2004        1.306           1.290                      --
                                                               2003        1.000           1.306                      --

   Small Cap Growth Fund - Class I (6/03)                      2004        1.428           1.615                      --
                                                               2003        1.000           1.428                      --

The Travelers Series Trust
   Convertible Securities Portfolio (6/03)                     2004        1.139           1.190                   3,938
                                                               2003        1.000           1.139                   3,938

   Disciplined Mid Cap Stock Portfolio (6/03)                  2004        1.298           1.485                   3,150
                                                               2003        1.000           1.298                   3,151

   Equity Income Portfolio (5/03)                              2004        1.233           1.332                      --
                                                               2003        1.000           1.233                      --

   Federated High Yield Portfolio (5/03)                       2004        1.107           1.201                      --
                                                               2003        1.000           1.107                      --

   Federated Stock Portfolio (6/03)                            2004        1.250           1.358                      --
                                                               2003        1.000           1.250                      --

   Large Cap Portfolio (6/03)                                  2004        1.187           1.243                  14,160
                                                               2003        1.000           1.187                      --

   Lazard International Stock Portfolio (6/03)                 2004        1.264           1.438                      --
                                                               2003        1.000           1.264                      --

   Merrill Lynch Large Cap Core Portfolio (6/03)               2004        1.160           1.321                   9,105
                                                               2003        1.000           1.160                   1,562

   MFS Emerging Growth Portfolio (6/03)                        2004        1.195           1.324                      --
                                                               2003        1.000           1.195                      --

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   MFS Mid Cap Growth Portfolio (6/03)                         2004        1.280           1.436                      --
                                                               2003        1.000           1.280                      --

   MFS Value Portfolio (5/04)                                  2004        0.965           1.110                      --

   Pioneer Fund Portfolio (6/03)                               2004        1.190           1.299                      --
                                                               2003        1.000           1.190                      --

   Social Awareness Stock Portfolio (6/04)                     2004        0.986           1.045                      --

   Travelers Quality Bond Portfolio (5/03)                     2004        1.014           1.029                  25,966
                                                               2003        1.000           1.014                   3,963

   U.S. Government Securities Portfolio (5/04)                 2004        0.979           1.045                      --

Travelers Series Fund Inc.
   AIM Capital Appreciation Portfolio (5/03)                   2004        1.224           1.281                      --
                                                               2003        1.000           1.224                      --

   MFS Total Return Portfolio (5/03)                           2004        1.125           1.232                  25,107
                                                               2003        1.000           1.125                   6,907

   Pioneer Strategic Income Portfolio (6/04)                   2004        0.979           1.084                      --

   SB Adjustable Rate Income Portfolio - Class I
   Shares (11/03)                                              2004        0.998           0.992                      --
                                                               2003        1.000           0.998                      --

   Strategic Equity Portfolio (6/03)                           2004        1.227           1.329                      --
                                                               2003        1.000           1.227                      --

Van Kampen Life Investment Trust
   Comstock Portfolio - Class II Shares (6/03)                 2004        1.259           1.453                      --
                                                               2003        1.000           1.259                      --

   Enterprise Portfolio - Class II Shares (6/03)               2004        1.186           1.210                      --
                                                               2003        1.000           1.186                      --

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
Variable Insurance Products Fund II
   Contrafund(R) Portfolio - Service Class 2 (6/03)            2004        1.238           1.401                      --
                                                               2003        1.000           1.238                      --

Variable Insurance Products Fund III
   Dynamic Capital Appreciation Portfolio - Service
   Class 2 (7/03)                                              2004        1.184           1.178                      --
                                                               2003        1.000           1.184                      --

   Mid Cap Portfolio - Service Class 2 (5/03)                  2004        1.409           1.726                   1,803
                                                               2003        1.000           1.409                      --

                         CONDENSED FINANCIAL INFORMATION

                         SEPARATE ACCOUNT CHARGES 1.90%

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Capital Appreciation Fund (6/03)                            2004        1.214           1.423                   2,435
                                                               2003        1.000           1.214                   1,690

   High Yield Bond Trust (6/04)                                2004        0.992           1.060                   4,485

   Managed Assets Trust (5/04)                                 2004        0.962           1.059                      --

   Money Market Portfolio (5/03)                               2004        0.992           0.983                 204,709
                                                               2003        1.000           0.992                  44,851

AllianceBernstein Variable Product Series Fund, Inc.
   AllianceBernstein Premier Growth Portfolio -
   Class B (6/03)                                              2004        1.144           1.216                  29,152
                                                               2003        1.000           1.144                   8,021

American Funds Insurance Series
   Global Growth Fund - Class 2 Shares (6/03)                  2004        1.317           1.466                  43,203
                                                               2003        1.000           1.317                  13,775

   Growth Fund - Class 2 Shares (5/03)                         2004        1.256           1.387                  61,800
                                                               2003        1.000           1.256                  31,757

   Growth-Income Fund - Class 2 Shares (5/03)                  2004        1.254           1.358                  39,911
                                                               2003        1.000           1.254                  14,266

Delaware VIP Trust
   Delaware VIP REIT Series - Standard Class (6/03)            2004        1.261           1.626                  23,208
                                                               2003        1.000           1.261                  16,995

Dreyfus Variable Investment Fund
   Dreyfus Variable Investment Fund -  Developing Leaders
   Portfolio - Initial Shares (5/03)                           2004        1.282           1.400                  19,729
                                                               2003        1.000           1.282                   7,419

   Dreyfus Variable Investment Fund - Appreciation
   Portfolio - Initial Shares (5/03)                           2004        1.169           1.205                  13,175
                                                               2003        1.000           1.169                      --

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
Franklin Templeton Variable Insurance Products Trust
   Mutual Shares Securities Fund - Class 2 Shares (6/03)       2004        1.204           1.331                  29,546
                                                               2003        1.000           1.204                  27,086

   Templeton Developing Markets Securities Fund - Class 2
   Shares (6/03)                                               2004        1.476           1.806                  14,364
                                                               2003        1.000           1.476                   8,132

   Templeton Foreign Securities Fund - Class 2 Shares (6/03)   2004        1.335           1.553                 259,067
                                                               2003        1.104           1.335                  49,584

   Templeton Growth Securities Fund - Class 2 Shares (6/03)    2004        1.325           1.508                  56,013
                                                               2003        1.000           1.325                  11,294

Greenwich Street Series Fund
   Equity Index Portfolio - Class II Shares (5/03)             2004        1.209           1.308                   7,672
                                                               2003        1.000           1.209                   3,463

   Salomon Brothers Variable Aggressive Growth Fund -
   Class I Shares (6/03)                                       2004        1.271           1.360                     912
                                                               2003        1.000           1.271                      --

   Salomon Brothers Variable Growth & Income Fund - Class I
   Shares (7/03)                                               2004        1.226           1.304                     377
                                                               2003        1.000           1.226                      --

Janus Aspen Series
   Balanced Portfolio - Service Shares (6/03)                  2004        1.092           1.160                  24,709
                                                               2003        1.000           1.092                      --

   Global Life Sciences Portfolio - Service Shares (5/03)      2004        1.189           1.333                   5,292
                                                               2003        1.000           1.189                   5,292

   Global Technology Portfolio - Service Shares (5/03)         2004        1.383           1.365                   9,057
                                                               2003        1.000           1.383                     579

   Worldwide Growth Portfolio - Service Shares (6/03)          2004        1.251           1.283                  17,362
                                                               2003        1.000           1.251                  17,206

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
Lazard Retirement Series, Inc.
   Lazard Retirement Small Cap Portfolio (6/03)                2004        1.331           1.501                  66,799
                                                               2003        1.000           1.331                   9,320

Lord Abbett Series Fund, Inc.
   Growth and Income Portfolio (6/03)                          2004        1.240           1.371                  56,938
                                                               2003        1.000           1.240                      --

   Mid-Cap Value Portfolio (5/03)                              2004        1.255           1.528                  77,395
                                                               2003        1.000           1.255                   2,573

Merrill Lynch Variable Series Funds, Inc.
   Merrill Lynch Global Allocation V.I. Fund -
   Class III (3/04)                                            2004        1.078           1.208                   9,729
                                                               2003        1.000           1.078                      --

   Merrill Lynch Value Opportunities V.I. Fund -
   Class III (1/04)                                            2004        1.072           1.206                      --
                                                               2003        1.000           1.072                      --

Oppenheimer Variable Account Funds
   Oppenheimer Main Street Fund/VA - Service Shares (6/04)     2004        0.989           1.051                      --

PIMCO Variable Insurance Trust
   Real Return Portfolio - Administrative Class (6/03)         2004        1.044           1.116                  22,210
                                                               2003        1.000           1.044                   3,888

   Total Return Portfolio - Administrative Class (5/03)        2004        1.011           1.040                 184,042
                                                               2003        1.000           1.011                  67,692

Putnam Variable Trust
   Putnam VT International Equity Fund - Class IB
   Shares (5/03)                                               2004        1.291           1.471                   9,410
                                                               2003        1.000           1.291                   9,542

   Putnam VT Small Cap Value Fund - Class IB Shares (5/03)     2004        1.427           1.767                  12,282
                                                               2003        1.000           1.427                   2,707

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
Salomon Brothers Variable Series Funds Inc.
   All Cap Fund - Class I (6/03)                               2004        1.308           1.390                  16,890
                                                               2003        1.000           1.308                   2,916

   Investors Fund - Class I (6/03)                             2004        1.271           1.377                   5,288
                                                               2003        1.000           1.271                   5,296

   Large Cap Growth Fund - Class I (6/03)                      2004        1.305           1.287                  30,983
                                                               2003        1.000           1.305                  15,239

   Small Cap Growth Fund - Class I (6/03)                      2004        1.427           1.611                  17,682
                                                               2003        1.000           1.427                   9,538

The Travelers Series Trust
   Convertible Securities Portfolio (6/03)                     2004        1.138           1.187                  88,044
                                                               2003        1.000           1.138                  10,856

   Disciplined Mid Cap Stock Portfolio (6/03)                  2004        1.297           1.482                      --
                                                               2003        1.000           1.297                      --

   Equity Income Portfolio (5/03)                              2004        1.232           1.328                  98,040
                                                               2003        1.000           1.232                  29,675

   Federated High Yield Portfolio (5/03)                       2004        1.106           1.198                  68,276
                                                               2003        1.000           1.106                      --

   Federated Stock Portfolio (6/03)                            2004        1.248           1.354                  28,059
                                                               2003        1.000           1.248                   8,102

   Large Cap Portfolio (6/03)                                  2004        1.186           1.240                   3,170
                                                               2003        1.000           1.186                      --

   Lazard International Stock Portfolio (6/03)                 2004        1.263           1.435                  12,912
                                                               2003        1.000           1.263                   5,268

   Merrill Lynch Large Cap Core Portfolio (6/03)               2004        1.159           1.318                  17,544
                                                               2003        1.000           1.159                   9,646

   MFS Emerging Growth Portfolio (6/03)                        2004        1.194           1.321                   7,886
                                                               2003        1.000           1.194                  11,178

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   MFS Mid Cap Growth Portfolio (6/03)                         2004        1.279           1.432                   6,935
                                                               2003        1.000           1.279                  12,165

   MFS Value Portfolio (5/04)                                  2004        0.965           1.109                  19,559

   Pioneer Fund Portfolio (6/03)                               2004        1.189           1.296                  12,939
                                                               2003        1.000           1.189                      --

   Social Awareness Stock Portfolio (6/04)                     2004        0.986           1.044                      --

   Travelers Quality Bond Portfolio (5/03)                     2004        1.013           1.027                  37,355
                                                               2003        1.000           1.013                  11,802

   U.S. Government Securities Portfolio (5/04)                 2004        0.979           1.044                   5,459

Travelers Series Fund Inc.
   AIM Capital Appreciation Portfolio (5/03)                   2004        1.223           1.278                  15,975
                                                               2003        1.000           1.223                   5,147

   MFS Total Return Portfolio (5/03)                           2004        1.124           1.229                 330,615
                                                               2003        1.000           1.124                 165,411

   Pioneer Strategic Income Portfolio (6/04)                   2004        0.979           1.083                      --

   SB Adjustable Rate Income Portfolio - Class I
   Shares (11/03)                                              2004        0.998           0.990                   6,878
                                                               2003        1.000           0.998                      --

   Strategic Equity Portfolio (6/03)                           2004        1.226           1.326                  36,975
                                                               2003        1.000           1.226                  15,652

Van Kampen Life Investment Trust
   Comstock Portfolio - Class II Shares (6/03)                 2004        1.258           1.450                  32,234
                                                               2003        1.000           1.258                  26,268

   Enterprise Portfolio - Class II Shares (6/03)               2004        1.185           1.207                   8,462
                                                               2003        1.000           1.185                   5,277

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
Variable Insurance Products Fund II
   Contrafund(R) Portfolio - Service Class 2 (6/03)            2004        1.237           1.398                   5,680
                                                               2003        1.000           1.237                   4,327

Variable Insurance Products Fund III
   Dynamic Capital Appreciation Portfolio - Service
   Class 2 (7/03)                                              2004        1.183           1.175                   1,957
                                                               2003        1.000           1.183                      --

   Mid Cap Portfolio - Service Class 2 (5/03)                  2004        1.408           1.722                  16,922
                                                               2003        1.000           1.408                      --

                         CONDENSED FINANCIAL INFORMATION

                         SEPARATE ACCOUNT CHARGES 1.95%

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Capital Appreciation Fund (6/03)                            2004        1.213           1.422                 417,923
                                                               2003        1.000           1.213                  94,570

   High Yield Bond Trust (6/04)                                2004        0.992           1.060                 297,127

   Managed Assets Trust (5/04)                                 2004        0.962           1.058                 528,064

   Money Market Portfolio (5/03)                               2004        0.992           0.982               2,750,893
                                                               2003        1.000           0.992                 741,221

AllianceBernstein Variable Product Series Fund, Inc.
   AllianceBernstein Premier Growth Portfolio -
   Class B (6/03)                                              2004        1.143           1.215                 597,045
                                                               2003        1.000           1.143                 313,747

American Funds Insurance Series
   Global Growth Fund - Class 2 Shares (6/03)                  2004        1.316           1.465               1,795,739
                                                               2003        1.000           1.316                 670,303

   Growth Fund - Class 2 Shares (5/03)                         2004        1.256           1.385               4,192,852
                                                               2003        1.000           1.256               1,126,436

   Growth-Income Fund - Class 2 Shares (5/03)                  2004        1.253           1.357               3,818,449
                                                               2003        1.000           1.253               1,191,700

Delaware VIP Trust
   Delaware VIP REIT Series - Standard Class (6/03)            2004        1.261           1.624               1,215,937
                                                               2003        1.000           1.261                 260,437

Dreyfus Variable Investment Fund
   Dreyfus Variable Investment Fund -  Developing Leaders
   Portfolio - Initial Shares (5/03)                           2004        1.281           1.399               1,035,325
                                                               2003        1.000           1.281                 521,451

   Dreyfus Variable Investment Fund - Appreciation
   Portfolio - Initial Shares (5/03)                           2004        1.168           1.204                 783,677
                                                               2003        1.000           1.168                 421,280

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
Franklin Templeton Variable Insurance Products Trust
   Mutual Shares Securities Fund - Class 2 Shares (6/03)       2004        1.204           1.330                 719,264
                                                               2003        1.000           1.204                 224,993

   Templeton Developing Markets Securities Fund - Class 2
   Shares (6/03)                                               2004        1.475           1.804                 704,091
                                                               2003        1.000           1.475                  68,143

   Templeton Foreign Securities Fund - Class 2 Shares (6/03)   2004        1.334           1.551                 713,262
                                                               2003        1.104           1.334                 163,763

   Templeton Growth Securities Fund - Class 2 Shares (6/03)    2004        1.324           1.506                 862,460
                                                               2003        1.000           1.324                 233,709

Greenwich Street Series Fund
   Equity Index Portfolio - Class II Shares (5/03)             2004        1.209           1.307               2,093,360
                                                               2003        1.000           1.209                 740,972

   Salomon Brothers Variable Aggressive Growth Fund -
   Class I Shares (6/03)                                       2004        1.270           1.359                 841,252
                                                               2003        1.000           1.270                 233,075

   Salomon Brothers Variable Growth & Income Fund - Class I
   Shares (7/03)                                               2004        1.225           1.302                 442,436
                                                               2003        1.000           1.225                 188,751

Janus Aspen Series
   Balanced Portfolio - Service Shares (6/03)                  2004        1.092           1.159                 519,217
                                                               2003        1.000           1.092                 297,833

   Global Life Sciences Portfolio - Service Shares (5/03)      2004        1.189           1.332                 141,253
                                                               2003        1.000           1.189                  60,118

   Global Technology Portfolio - Service Shares (5/03)         2004        1.382           1.363                 222,986
                                                               2003        1.000           1.382                  67,723

   Worldwide Growth Portfolio - Service Shares (6/03)          2004        1.250           1.282                 112,769
                                                               2003        1.000           1.250                  56,191

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
Lazard Retirement Series, Inc.
   Lazard Retirement Small Cap Portfolio (6/03)                2004        1.331           1.499                 442,933
                                                               2003        1.000           1.331                  77,289

Lord Abbett Series Fund, Inc.
   Growth and Income Portfolio (6/03)                          2004        1.240           1.370               1,213,820
                                                               2003        1.000           1.240                 237,603

   Mid-Cap Value Portfolio (5/03)                              2004        1.255           1.527                 924,669
                                                               2003        1.000           1.255                 212,514

Merrill Lynch Variable Series Funds, Inc.
   Merrill Lynch Global Allocation V.I. Fund -
   Class III (3/04)                                            2004        1.078           1.208                 377,462
                                                               2003        1.000           1.078                      --

   Merrill Lynch Value Opportunities V.I. Fund -
   Class III (1/04)                                            2004        1.071           1.206                 475,433
                                                               2003        1.000           1.071                      --

Oppenheimer Variable Account Funds
   Oppenheimer Main Street Fund/VA - Service Shares (6/04)     2004        0.989           1.050                 240,484

PIMCO Variable Insurance Trust
   Real Return Portfolio - Administrative Class (6/03)         2004        1.044           1.115               1,064,020
                                                               2003        1.000           1.044                 187,880

   Total Return Portfolio - Administrative Class (5/03)        2004        1.010           1.039               2,841,019
                                                               2003        1.000           1.010                 767,922

Putnam Variable Trust
   Putnam VT International Equity Fund - Class IB
   Shares (5/03)                                               2004        1.290           1.470                  65,344
                                                               2003        1.000           1.290                  18,955

   Putnam VT Small Cap Value Fund - Class IB Shares (5/03)     2004        1.426           1.765                 925,067
                                                               2003        1.000           1.426                 257,820

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
Salomon Brothers Variable Series Funds Inc.
   All Cap Fund - Class I (6/03)                               2004        1.307           1.388                 528,954
                                                               2003        1.000           1.307                 112,459

   Investors Fund - Class I (6/03)                             2004        1.271           1.375                 574,114
                                                               2003        1.000           1.271                 214,625

   Large Cap Growth Fund - Class I (6/03)                      2004        1.305           1.286                 675,073
                                                               2003        1.000           1.305                 108,573

   Small Cap Growth Fund - Class I (6/03)                      2004        1.426           1.610                 640,938
                                                               2003        1.000           1.426                 159,626

The Travelers Series Trust
   Convertible Securities Portfolio (6/03)                     2004        1.138           1.186               1,207,314
                                                               2003        1.000           1.138                 224,396

   Disciplined Mid Cap Stock Portfolio (6/03)                  2004        1.296           1.480                 662,228
                                                               2003        1.000           1.296                 107,968

   Equity Income Portfolio (5/03)                              2004        1.232           1.327               1,222,572
                                                               2003        1.000           1.232                 531,796

   Federated High Yield Portfolio (5/03)                       2004        1.106           1.197                 453,550
                                                               2003        1.000           1.106                 160,664

   Federated Stock Portfolio (6/03)                            2004        1.248           1.353                  91,312
                                                               2003        1.000           1.248                  18,244

   Large Cap Portfolio (6/03)                                  2004        1.186           1.238                 547,209
                                                               2003        1.000           1.186                 179,361

   Lazard International Stock Portfolio (6/03)                 2004        1.263           1.433                 279,456
                                                               2003        1.000           1.263                  42,404

   Merrill Lynch Large Cap Core Portfolio (6/03)               2004        1.158           1.316                 301,392
                                                               2003        1.000           1.158                  24,469

   MFS Emerging Growth Portfolio (6/03)                        2004        1.194           1.320                 359,548
                                                               2003        1.000           1.194                 106,280

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   MFS Mid Cap Growth Portfolio (6/03)                         2004        1.279           1.431                 542,359
                                                               2003        1.000           1.279                 190,175

   MFS Value Portfolio (5/04)                                  2004        0.965           1.109                 267,806

   Pioneer Fund Portfolio (6/03)                               2004        1.188           1.295                 113,538
                                                               2003        1.000           1.188                  46,605

   Social Awareness Stock Portfolio (6/04)                     2004        0.986           1.043                      --

   Travelers Quality Bond Portfolio (5/03)                     2004        1.013           1.026               1,586,210
                                                               2003        1.000           1.013                 657,775

   U.S. Government Securities Portfolio (5/04)                 2004        0.979           1.044                 216,653

Travelers Series Fund Inc.
   AIM Capital Appreciation Portfolio (5/03)                   2004        1.223           1.277                 501,731
                                                               2003        1.000           1.223                 126,079

   MFS Total Return Portfolio (5/03)                           2004        1.123           1.228               3,886,363
                                                               2003        1.000           1.123               1,606,254

   Pioneer Strategic Income Portfolio (6/04)                   2004        0.979           1.083                 146,843

   SB Adjustable Rate Income Portfolio - Class I
   Shares (11/03)                                              2004        0.998           0.990                 568,360
                                                               2003        1.000           0.998                  82,755

   Strategic Equity Portfolio (6/03)                           2004        1.225           1.325                 460,766
                                                               2003        1.000           1.225                 346,579

Van Kampen Life Investment Trust
   Comstock Portfolio - Class II Shares (6/03)                 2004        1.258           1.448                 956,359
                                                               2003        1.000           1.258                 121,259

   Enterprise Portfolio - Class II Shares (6/03)               2004        1.185           1.206                  55,324
                                                               2003        1.000           1.185                  99,991

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
Variable Insurance Products Fund II
   Contrafund(R) Portfolio - Service Class 2 (6/03)            2004        1.237           1.396               1,604,159
                                                               2003        1.000           1.237                 241,132

Variable Insurance Products Fund III
   Dynamic Capital Appreciation Portfolio - Service
   Class 2 (7/03)                                              2004        1.182           1.174                 114,967
                                                               2003        1.000           1.182                  24,828

   Mid Cap Portfolio - Service Class 2 (5/03)                  2004        1.407           1.720               1,456,216
                                                               2003        1.000           1.407                 190,459

                         CONDENSED FINANCIAL INFORMATION

                         SEPARATE ACCOUNT CHARGES 2.05%

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Capital Appreciation Fund (6/03)                            2004        1.000           1.171                   8,878

   High Yield Bond Trust (6/04)                                2004        1.009           1.078                  97,259

   Managed Assets Trust (5/04)                                 2004        1.000           1.073                  73,643

   Money Market Portfolio (5/03)                               2004        1.000           0.996                  49,045

AllianceBernstein Variable Product Series Fund, Inc.
   AllianceBernstein Premier Growth Portfolio -
   Class B (6/03)                                              2004        1.000           1.060                   1,930

American Funds Insurance Series
   Global Growth Fund - Class 2 Shares (6/03)                  2004        1.000           1.115                  66,597

   Growth Fund - Class 2 Shares (5/03)                         2004        1.000           1.088                 141,739

   Growth-Income Fund - Class 2 Shares (5/03)                  2004        1.000           1.067                 233,481

Delaware VIP Trust
   Delaware VIP REIT Series - Standard Class (6/03)            2004        1.000           1.290                  25,571

Dreyfus Variable Investment Fund
   Dreyfus Variable Investment Fund -  Developing Leaders
   Portfolio - Initial Shares (5/03)                           2004        1.000           1.095                  16,235

   Dreyfus Variable Investment Fund - Appreciation
   Portfolio - Initial Shares (5/03)                           2004        1.000           1.024                      --

Franklin Templeton Variable Insurance Products Trust
   Mutual Shares Securities Fund - Class 2 Shares (6/03)       2004        1.000           1.102                      --

   Templeton Developing Markets Securities Fund - Class 2
   Shares (6/03)                                               2004        1.000           1.264                   7,438

   Templeton Foreign Securities Fund - Class 2 Shares (6/03)   2004        1.000           1.158                   5,330

   Templeton Growth Securities Fund - Class 2 Shares (6/03)    2004        1.000           1.121                  45,200

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
Greenwich Street Series Fund
   Equity Index Portfolio - Class II Shares (5/03)             2004        1.000           1.072                  95,933

   Salomon Brothers Variable Aggressive Growth Fund -
   Class I Shares (6/03)                                       2004        1.000           1.056                  96,325

   Salomon Brothers Variable Growth & Income Fund - Class I
   Shares (7/03)                                               2004        1.000           1.067                      --

Janus Aspen Series
   Balanced Portfolio - Service Shares (6/03)                  2004        1.000           1.070                      --

   Global Life Sciences Portfolio - Service Shares (5/03)      2004        1.000           1.040                      --

   Global Technology Portfolio - Service Shares (5/03)         2004        1.000           1.054                  10,943

   Worldwide Growth Portfolio - Service Shares (6/03)          2004        1.000           1.089                      --

Lazard Retirement Series, Inc.
   Lazard Retirement Small Cap Portfolio (6/03)                2004        1.000           1.128                  21,519

Lord Abbett Series Fund, Inc.
   Growth and Income Portfolio (6/03)                          2004        1.000           1.101                  22,277

   Mid-Cap Value Portfolio (5/03)                              2004        1.000           1.162                  20,783

Merrill Lynch Variable Series Funds, Inc.
   Merrill Lynch Global Allocation V.I. Fund -
   Class III (3/04)                                            2004        1.000           1.119                  25,165

   Merrill Lynch Value Opportunities V.I. Fund -
   Class III (1/04)                                            2004        1.000           1.121                  29,732

Oppenheimer Variable Account Funds
   Oppenheimer Main Street Fund/VA - Service Shares (6/04)     2004        1.003           1.064                  12,959

PIMCO Variable Insurance Trust
   Real Return Portfolio - Administrative Class (6/03)         2004        1.000           1.069                 142,612

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Total Return Portfolio - Administrative Class (5/03)        2004        1.000           1.046                 188,434

Putnam Variable Trust
   Putnam VT International Equity Fund - Class IB
   Shares (5/03)                                               2004        1.000           1.161                      --

   Putnam VT Small Cap Value Fund - Class IB Shares (5/03)     2004        1.000           1.195                  39,445

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund - Class I (6/03)                               2004        1.000           1.059                  24,972

   Investors Fund - Class I (6/03)                             2004        1.000           1.081                      --

   Large Cap Growth Fund - Class I (6/03)                      2004        1.000           0.992                  22,153

   Small Cap Growth Fund - Class I (6/03)                      2004        1.000           1.168                  16,941

The Travelers Series Trust
   Convertible Securities Portfolio (6/03)                     2004        1.000           1.044                   8,712

   Disciplined Mid Cap Stock Portfolio (6/03)                  2004        1.000           1.121                  42,968

   Equity Income Portfolio (5/03)                              2004        1.000           1.104                  81,721

   Federated High Yield Portfolio (5/03)                       2004        1.000           1.080                  35,194

   Federated Stock Portfolio (6/03)                            2004        1.000           1.081                      --

   Large Cap Portfolio (6/03)                                  2004        1.000           1.050                   9,820

   Lazard International Stock Portfolio (6/03)                 2004        1.000           1.147                  21,319

   Merrill Lynch Large Cap Core Portfolio (6/03)               2004        1.000           1.126                  10,467

   MFS Emerging Growth Portfolio (6/03)                        2004        1.000           1.083                      --

   MFS Mid Cap Growth Portfolio (6/03)                         2004        1.000           1.075                      --

   MFS Value Portfolio (5/04)                                  2004        1.000           1.128                  46,164

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Pioneer Fund Portfolio (6/03)                               2004        1.000           1.095                      --

   Social Awareness Stock Portfolio (6/04)                     2004        1.018           1.077                   1,962

   Travelers Quality Bond Portfolio (5/03)                     2004        1.000           1.033                  44,313

   U.S. Government Securities Portfolio (5/04)                 2004        1.000           1.074                  24,004

Travelers Series Fund Inc.
   AIM Capital Appreciation Portfolio (5/03)                   2004        1.000           1.056                   2,948

   MFS Total Return Portfolio (5/03)                           2004        1.000           1.097                 105,770

   Pioneer Strategic Income Portfolio (6/04)                   2004        1.000           1.106                  11,519

   SB Adjustable Rate Income Portfolio - Class I
   Shares (11/03)                                              2004        1.000           0.999                  42,660

   Strategic Equity Portfolio (6/03)                           2004        1.000           1.100                   4,346

Van Kampen Life Investment Trust
   Comstock Portfolio - Class II Shares (6/03)                 2004        1.000           1.133                   5,749

   Enterprise Portfolio - Class II Shares (6/03)               2004        1.000           1.039                      --

Variable Insurance Products Fund II
   Contrafund(R) Portfolio - Service Class 2 (6/03)            2004        1.000           1.109                  59,050

Variable Insurance Products Fund III
   Dynamic Capital Appreciation Portfolio - Service
   Class 2 (7/03)                                              2004        1.000           1.042                      --

   Mid Cap Portfolio - Service Class 2 (5/03)                  2004        1.000           1.229                 182,086

                         CONDENSED FINANCIAL INFORMATION

                         SEPARATE ACCOUNT CHARGES 2.10%

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Capital Appreciation Fund (6/03)                            2004        1.212           1.419                 203,526
                                                               2003        1.000           1.212                  80,503

   High Yield Bond Trust (6/04)                                2004        0.991           1.059                  49,093

   Managed Assets Trust (5/04)                                 2004        0.961           1.057                 280,550

   Money Market Portfolio (5/03)                               2004        0.991           0.980               1,250,641
                                                               2003        1.000           0.991                 312,983

AllianceBernstein Variable Product Series Fund, Inc.
   AllianceBernstein Premier Growth Portfolio -
   Class B (6/03)                                              2004        1.142           1.212                  46,165
                                                               2003        1.000           1.142                  17,957

American Funds Insurance Series
   Global Growth Fund - Class 2 Shares (6/03)                  2004        1.315           1.461                 827,402
                                                               2003        1.000           1.315                  85,720

   Growth Fund - Class 2 Shares (5/03)                         2004        1.255           1.382               2,783,603
                                                               2003        1.000           1.255                 415,828

   Growth-Income Fund - Class 2 Shares (5/03)                  2004        1.252           1.353               2,559,810
                                                               2003        1.000           1.252                 534,624

Delaware VIP Trust
   Delaware VIP REIT Series - Standard Class (6/03)            2004        1.260           1.621                 491,970
                                                               2003        1.000           1.260                  72,641

Dreyfus Variable Investment Fund
   Dreyfus Variable Investment Fund -  Developing Leaders
   Portfolio - Initial Shares (5/03)                           2004        1.280           1.395                 603,333
                                                               2003        1.000           1.280                 145,012

   Dreyfus Variable Investment Fund - Appreciation
   Portfolio - Initial Shares (5/03)                           2004        1.167           1.201                 214,175
                                                               2003        1.000           1.167                  68,273

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
Franklin Templeton Variable Insurance Products Trust
   Mutual Shares Securities Fund - Class 2 Shares (6/03)       2004        1.203           1.327                 695,168
                                                               2003        1.000           1.203                 196,575

   Templeton Developing Markets Securities Fund - Class 2
   Shares (6/03)                                               2004        1.474           1.800                 369,842
                                                               2003        1.000           1.474                  18,151

   Templeton Foreign Securities Fund - Class 2 Shares (6/03)   2004        1.333           1.547                 735,725
                                                               2003        1.104           1.333                 146,224

   Templeton Growth Securities Fund - Class 2 Shares (6/03)    2004        1.323           1.503                 722,139
                                                               2003        1.000           1.323                 130,368

Greenwich Street Series Fund
   Equity Index Portfolio - Class II Shares (5/03)             2004        1.208           1.304               1,174,910
                                                               2003        1.000           1.208                 271,893

   Salomon Brothers Variable Aggressive Growth Fund -
   Class I Shares (6/03)                                       2004        1.269           1.356                 434,817
                                                               2003        1.000           1.269                  39,945

   Salomon Brothers Variable Growth & Income Fund - Class I
   Shares (7/03)                                               2004        1.224           1.299                 359,923
                                                               2003        1.000           1.224                 145,623

Janus Aspen Series
   Balanced Portfolio - Service Shares (6/03)                  2004        1.090           1.156                 119,061
                                                               2003        1.000           1.090                  61,401

   Global Life Sciences Portfolio - Service Shares (5/03)      2004        1.188           1.328                 220,670
                                                               2003        1.000           1.188                  63,985

   Global Technology Portfolio - Service Shares (5/03)         2004        1.381           1.360                 153,653
                                                               2003        1.000           1.381                  47,837

   Worldwide Growth Portfolio - Service Shares (6/03)          2004        1.249           1.279                 159,298
                                                               2003        1.000           1.249                 107,536

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
Lazard Retirement Series, Inc.
   Lazard Retirement Small Cap Portfolio (6/03)                2004        1.330           1.496                 348,129
                                                               2003        1.000           1.330                  57,234

Lord Abbett Series Fund, Inc.
   Growth and Income Portfolio (6/03)                          2004        1.239           1.366                 521,488
                                                               2003        1.000           1.239                 121,421

   Mid-Cap Value Portfolio (5/03)                              2004        1.254           1.523                 517,775
                                                               2003        1.000           1.254                 106,423

Merrill Lynch Variable Series Funds, Inc.
   Merrill Lynch Global Allocation V.I. Fund -
   Class III (3/04)                                            2004        1.078           1.206                 939,568
                                                               2003        1.000           1.078                      --

   Merrill Lynch Value Opportunities V.I. Fund -
   Class III (1/04)                                            2004        1.071           1.204                 228,536
                                                               2003        1.000           1.071                      --

Oppenheimer Variable Account Funds
   Oppenheimer Main Street Fund/VA - Service Shares (6/04)     2004        0.989           1.049                   7,463

PIMCO Variable Insurance Trust
   Real Return Portfolio - Administrative Class (6/03)         2004        1.043           1.112                 325,618
                                                               2003        1.000           1.043                  86,179

   Total Return Portfolio - Administrative Class (5/03)        2004        1.009           1.037               1,264,630
                                                               2003        1.000           1.009                 488,778

Putnam Variable Trust
   Putnam VT International Equity Fund - Class IB
   Shares (5/03)                                               2004        1.289           1.466                  54,767
                                                               2003        1.000           1.289                  27,598

   Putnam VT Small Cap Value Fund - Class IB Shares (5/03)     2004        1.425           1.761                 310,643
                                                               2003        1.000           1.425                  70,299

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
Salomon Brothers Variable Series Funds Inc.
   All Cap Fund - Class I (6/03)                               2004        1.306           1.385                 420,474
                                                               2003        1.000           1.306                  76,575

   Investors Fund - Class I (6/03)                             2004        1.269           1.372                 157,272
                                                               2003        1.000           1.269                  30,114

   Large Cap Growth Fund - Class I (6/03)                      2004        1.303           1.283                 280,154
                                                               2003        1.000           1.303                 105,358

   Small Cap Growth Fund - Class I (6/03)                      2004        1.425           1.606                 530,519
                                                               2003        1.000           1.425                  71,127

The Travelers Series Trust
   Convertible Securities Portfolio (6/03)                     2004        1.137           1.183                 424,807
                                                               2003        1.000           1.137                 151,788

   Disciplined Mid Cap Stock Portfolio (6/03)                  2004        1.295           1.477                 216,907
                                                               2003        1.000           1.295                  56,684

   Equity Income Portfolio (5/03)                              2004        1.230           1.324                 438,598
                                                               2003        1.000           1.230                 197,581

   Federated High Yield Portfolio (5/03)                       2004        1.105           1.194                 220,176
                                                               2003        1.000           1.105                  47,057

   Federated Stock Portfolio (6/03)                            2004        1.247           1.350                  82,274
                                                               2003        1.000           1.247                  36,695

   Large Cap Portfolio (6/03)                                  2004        1.184           1.235                 178,884
                                                               2003        1.000           1.184                  83,869

   Lazard International Stock Portfolio (6/03)                 2004        1.262           1.430                 158,261
                                                               2003        1.000           1.262                   4,015

   Merrill Lynch Large Cap Core Portfolio (6/03)               2004        1.157           1.313                 388,377
                                                               2003        1.000           1.157                  13,986

   MFS Emerging Growth Portfolio (6/03)                        2004        1.193           1.316                 168,243
                                                               2003        1.000           1.193                  28,814

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   MFS Mid Cap Growth Portfolio (6/03)                         2004        1.277           1.427                 339,392
                                                               2003        1.000           1.277                 107,711

   MFS Value Portfolio (5/04)                                  2004        0.964           1.107                  25,909

   Pioneer Fund Portfolio (6/03)                               2004        1.187           1.292                  33,805
                                                               2003        1.000           1.187                  23,910

   Social Awareness Stock Portfolio (6/04)                     2004        0.985           1.042                      --

   Travelers Quality Bond Portfolio (5/03)                     2004        1.012           1.023                 587,025
                                                               2003        1.000           1.012                 309,145

   U.S. Government Securities Portfolio (5/04)                 2004        0.979           1.043                 118,760

Travelers Series Fund Inc.
   AIM Capital Appreciation Portfolio (5/03)                   2004        1.221           1.274                 137,133
                                                               2003        1.000           1.221                  77,447

   MFS Total Return Portfolio (5/03)                           2004        1.122           1.225               1,976,993
                                                               2003        1.000           1.122                 578,277

   Pioneer Strategic Income Portfolio (6/04)                   2004        0.979           1.082                 114,432

   SB Adjustable Rate Income Portfolio - Class I
   Shares (11/03)                                              2004        0.997           0.988                 368,041
                                                               2003        1.000           0.997                 234,838

   Strategic Equity Portfolio (6/03)                           2004        1.224           1.321                  93,113
                                                               2003        1.000           1.224                  29,152

Van Kampen Life Investment Trust
   Comstock Portfolio - Class II Shares (6/03)                 2004        1.256           1.445                 440,864
                                                               2003        1.000           1.256                 196,779

   Enterprise Portfolio - Class II Shares (6/03)               2004        1.183           1.203                  27,279
                                                               2003        1.000           1.183                  25,844

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
Variable Insurance Products Fund II
   Contrafund(R) Portfolio - Service Class 2 (6/03)            2004        1.235           1.393                 864,914
                                                               2003        1.000           1.235                 293,339

Variable Insurance Products Fund III
   Dynamic Capital Appreciation Portfolio - Service
   Class 2 (7/03)                                              2004        1.181           1.171                  38,545
                                                               2003        1.000           1.181                  28,989

   Mid Cap Portfolio - Service Class 2 (5/03)                  2004        1.406           1.716                 870,163
                                                               2003        1.000           1.406                  58,696

                         CONDENSED FINANCIAL INFORMATION

The following tables provide the Accumulation Unit Values information for the MID-RANGE combinations of separate account charges. The Accumulation Unit Value information for the minimum separate account charge and the maximum variable account charge are contained in the Prospectus.

                         SEPARATE ACCOUNT CHARGES 2.15%

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Capital Appreciation Fund (6/03)                            2004        1.212           1.417                   1,512
                                                               2003        1.000           1.212                      --

   High Yield Bond Trust (6/04)                                2004        0.991           1.059                      --

   Managed Assets Trust (5/04)                                 2004        0.961           1.057                      --

   Money Market Portfolio (5/03)                               2004        0.990           0.979                 228,855
                                                               2003        1.000           0.990                      --

AllianceBernstein Variable Product Series Fund, Inc.
   AllianceBernstein Premier Growth Portfolio -
   Class B (6/03)                                              2004        1.142           1.211                      --
                                                               2003        1.000           1.142                      --

American Funds Insurance Series

   Global Growth Fund - Class 2 Shares (6/03)                  2004        1.315           1.460                      --
                                                               2003        1.000           1.315                      --

   Growth Fund - Class 2 Shares (5/03)                         2004        1.254           1.381                 132,567
                                                               2003        1.000           1.254                  67,843

   Growth-Income Fund - Class 2 Shares (5/03)                  2004        1.252           1.352                      --
                                                               2003        1.000           1.252                      --

Delaware VIP Trust
   Delaware VIP REIT Series - Standard Class (6/03)            2004        1.259           1.619                  58,985
                                                               2003        1.000           1.259                      --

Dreyfus Variable Investment Fund
   Dreyfus Variable Investment Fund -  Developing Leaders
   Portfolio - Initial Shares (5/03)                           2004        1.279           1.394                  18,094
                                                               2003        1.000           1.279                   5,212

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Dreyfus Variable Investment Fund - Appreciation
   Portfolio - Initial Shares (5/03)                           2004        1.167           1.199                      --
                                                               2003        1.000           1.167                      --

Franklin Templeton Variable Insurance Products Trust
   Mutual Shares Securities Fund - Class 2 Shares (6/03)       2004        1.202           1.325                  41,807
                                                               2003        1.000           1.202                  33,779

   Templeton Developing Markets Securities Fund - Class 2
   Shares (6/03)                                               2004        1.473           1.798                      --
                                                               2003        1.000           1.473                      --

   Templeton Foreign Securities Fund - Class 2 Shares (6/03)   2004        1.333           1.546                   9,059
                                                               2003        1.104           1.333                   3,495

   Templeton Growth Securities Fund - Class 2 Shares (6/03)    2004        1.322           1.501                  24,780
                                                               2003        1.000           1.322                   5,260

Greenwich Street Series Fund
   Equity Index Portfolio - Class II Shares (5/03)             2004        1.207           1.302                      --
                                                               2003        1.000           1.207                      --

   Salomon Brothers Variable Aggressive Growth Fund -
   Class I Shares (6/03)                                       2004        1.268           1.354                      --
                                                               2003        1.000           1.268                      --

   Salomon Brothers Variable Growth & Income Fund - Class I
   Shares (7/03)                                               2004        1.224           1.298                      --
                                                               2003        1.000           1.224                      --

Janus Aspen Series
   Balanced Portfolio - Service Shares (6/03)                  2004        1.090           1.155                      --
                                                               2003        1.000           1.090                      --

   Global Life Sciences Portfolio - Service Shares (5/03)      2004        1.187           1.327                      --
                                                               2003        1.000           1.187                      --

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Global Technology Portfolio - Service Shares (5/03)         2004        1.381           1.359                      --
                                                               2003        1.000           1.381                      --

   Worldwide Growth Portfolio - Service Shares (6/03)          2004        1.249           1.277                      --
                                                               2003        1.000           1.249                      --

Lazard Retirement Series, Inc.
   Lazard Retirement Small Cap Portfolio (6/03)                2004        1.329           1.494                      --
                                                               2003        1.000           1.329                      --

Lord Abbett Series Fund, Inc.
   Growth and Income Portfolio (6/03)                          2004        1.238           1.365                      --
                                                               2003        1.000           1.238                      --

   Mid-Cap Value Portfolio (5/03)                              2004        1.253           1.521                      --
                                                               2003        1.000           1.253                      --

Merrill Lynch Variable Series Funds, Inc.
   Merrill Lynch Global Allocation V.I. Fund -
   Class III (3/04)                                            2004        1.078           1.205                      --
                                                               2003        1.000           1.078                      --

   Merrill Lynch Value Opportunities V.I. Fund -
   Class III (1/04)                                            2004        1.071           1.203                      --
                                                               2003        1.000           1.071                      --

Oppenheimer Variable Account Funds
   Oppenheimer Main Street Fund/VA - Service Shares (6/04)     2004        0.989           1.049                      --

PIMCO Variable Insurance Trust
   Real Return Portfolio - Administrative Class (6/03)         2004        1.042           1.111                 141,085
                                                               2003        1.000           1.042                 156,113

   Total Return Portfolio - Administrative Class (5/03)        2004        1.009           1.036                      --
                                                               2003        1.000           1.009                      --

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
Putnam Variable Trust
   Putnam VT International Equity Fund - Class IB
   Shares (5/03)                                               2004        1.288           1.465                      --
                                                               2003        1.000           1.288                      --

   Putnam VT Small Cap Value Fund - Class IB Shares (5/03)     2004        1.424           1.759                      --
                                                               2003        1.000           1.424                      --

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund - Class I (6/03)                               2004        1.305           1.384                      --
                                                               2003        1.000           1.305                      --

   Investors Fund - Class I (6/03)                             2004        1.269           1.371                  13,020
                                                               2003        1.000           1.269                      --

   Large Cap Growth Fund - Class I (6/03)                      2004        1.303           1.282                   3,511
                                                               2003        1.000           1.303                   3,290

   Small Cap Growth Fund - Class I (6/03)                      2004        1.424           1.605                      --
                                                               2003        1.000           1.424                      --

The Travelers Series Trust
   Convertible Securities Portfolio (6/03)                     2004        1.136           1.182                      --
                                                               2003        1.000           1.136                      --

   Disciplined Mid Cap Stock Portfolio (6/03)                  2004        1.294           1.475                      --
                                                               2003        1.000           1.294                      --

   Equity Income Portfolio (5/03)                              2004        1.230           1.323                  41,759
                                                               2003        1.000           1.230                  33,915

   Federated High Yield Portfolio (5/03)                       2004        1.104           1.193                  32,668
                                                               2003        1.000           1.104                      --

   Federated Stock Portfolio (6/03)                            2004        1.246           1.348                      --
                                                               2003        1.000           1.246                      --

   Large Cap Portfolio (6/03)                                  2004        1.184           1.234                      --
                                                               2003        1.000           1.184                      --

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Lazard International Stock Portfolio (6/03)                 2004        1.261           1.429                      --
                                                               2003        1.000           1.261                      --

   Merrill Lynch Large Cap Core Portfolio (6/03)               2004        1.157           1.312                  14,500
                                                               2003        1.000           1.157                      --

   MFS Emerging Growth Portfolio (6/03)                        2004        1.192           1.315                   2,832
                                                               2003        1.000           1.192                   2,852

   MFS Mid Cap Growth Portfolio (6/03)                         2004        1.277           1.426                      --
                                                               2003        1.000           1.277                      --

   MFS Value Portfolio (5/04)                                  2004        0.964           1.107                      --

   Pioneer Fund Portfolio (6/03)                               2004        1.187           1.291                      --
                                                               2003        1.000           1.187                      --

   Social Awareness Stock Portfolio (6/04)                     2004        0.985           1.042                      --

   Travelers Quality Bond Portfolio (5/03)                     2004        1.011           1.022                  10,747
                                                               2003        1.000           1.011                  10,533

   U.S. Government Securities Portfolio (5/04)                 2004        0.979           1.043                      --

Travelers Series Fund Inc.
   AIM Capital Appreciation Portfolio (5/03)                   2004        1.221           1.273                      --
                                                               2003        1.000           1.221                      --

   MFS Total Return Portfolio (5/03)                           2004        1.122           1.224                  97,035
                                                               2003        1.000           1.122                  80,150

   Pioneer Strategic Income Portfolio (6/04)                   2004        0.979           1.081                      --

   SB Adjustable Rate Income Portfolio - Class I
   Shares (11/03)                                              2004        0.997           0.987                      --
                                                               2003        1.000           0.997                      --

   Strategic Equity Portfolio (6/03)                           2004        1.224           1.320                   8,236
                                                               2003        1.000           1.224                   8,236

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
Van Kampen Life Investment Trust
   Comstock Portfolio - Class II Shares (6/03)                 2004        1.256           1.443                  81,080
                                                               2003        1.000           1.256                  66,375

   Enterprise Portfolio - Class II Shares (6/03)               2004        1.183           1.202                      --
                                                               2003        1.000           1.183                      --

Variable Insurance Products Fund II
   Contrafund(R) Portfolio - Service Class 2 (6/03)            2004        1.235           1.392                  82,985
                                                               2003        1.000           1.235                  65,788

Variable Insurance Products Fund III
   Dynamic Capital Appreciation Portfolio - Service
   Class 2 (7/03)                                              2004        1.181           1.170                      --
                                                               2003        1.000           1.181                      --

   Mid Cap Portfolio - Service Class 2 (5/03)                  2004        1.405           1.715                   5,056
                                                               2003        1.000           1.405                   5,056

                         CONDENSED FINANCIAL INFORMATION

                         SEPARATE ACCOUNT CHARGES 2.20%

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Capital Appreciation Fund (6/03)                            2004        1.134           1.326                      --
                                                               2003        1.000           1.134                      --

   High Yield Bond Trust (6/04)                                2004        0.991           1.058                  25,778

   Managed Assets Trust (5/04)                                 2004        0.961           1.057                      --

   Money Market Portfolio (5/03)                               2004        0.992           0.980                 270,004
                                                               2003        1.000           0.992                      --

AllianceBernstein Variable Product Series Fund, Inc.
   AllianceBernstein Premier Growth Portfolio -
   Class B (6/03)                                              2004        1.102           1.168                      --
                                                               2003        1.000           1.102                      --

American Funds Insurance Series
   Global Growth Fund - Class 2 Shares (6/03)                  2004        1.206           1.339                   7,336
                                                               2003        1.000           1.206                      --

   Growth Fund - Class 2 Shares (5/03)                         2004        1.152           1.268                  24,629
                                                               2003        1.000           1.152                      --

   Growth-Income Fund - Class 2 Shares (5/03)                  2004        1.149           1.241                  54,317
                                                               2003        1.000           1.149                      --

Delaware VIP Trust
   Delaware VIP REIT Series - Standard Class (6/03)            2004        1.213           1.559                  30,234
                                                               2003        1.000           1.213                      --

Dreyfus Variable Investment Fund
   Dreyfus Variable Investment Fund -  Developing Leaders
   Portfolio - Initial Shares (5/03)                           2004        1.186           1.292                      --
                                                               2003        1.000           1.186                      --

   Dreyfus Variable Investment Fund - Appreciation
   Portfolio - Initial Shares (5/03)                           2004        1.089           1.119                      --
                                                               2003        1.000           1.089                      --

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
Franklin Templeton Variable Insurance Products Trust
   Mutual Shares Securities Fund - Class 2 Shares (6/03)       2004        1.124           1.238                      --
                                                               2003        1.000           1.124                      --

   Templeton Developing Markets Securities Fund - Class 2
   Shares (6/03)                                               2004        1.328           1.620                   2,949
                                                               2003        1.000           1.328                      --

   Templeton Foreign Securities Fund - Class 2 Shares (6/03)   2004        1.215           1.409                      --
                                                               2003        1.000           1.215                      --

   Templeton Growth Securities Fund - Class 2 Shares (6/03)    2004        1.184           1.344                  43,615
                                                               2003        1.000           1.184                      --

Greenwich Street Series Fund
   Equity Index Portfolio - Class II Shares (5/03)             2004        1.124           1.213                      --
                                                               2003        1.000           1.124                      --

   Salomon Brothers Variable Aggressive Growth Fund -
   Class I Shares (6/03)                                       2004        1.154           1.232                     701
                                                               2003        1.000           1.154                      --

   Salomon Brothers Variable Growth & Income Fund - Class I
   Shares (7/03)                                               2004        1.127           1.195                      --
                                                               2003        0.996           1.127                      --

Janus Aspen Series
   Balanced Portfolio - Service Shares (6/03)                  2004        1.051           1.114                      --
                                                               2003        1.000           1.051                      --

   Global Life Sciences Portfolio - Service Shares (5/03)      2004        1.111           1.242                      --
                                                               2003        1.000           1.111                      --

   Global Technology Portfolio - Service Shares (5/03)         2004        1.238           1.217                      --
                                                               2003        1.000           1.238                      --

   Worldwide Growth Portfolio - Service Shares (6/03)          2004        1.145           1.171                      --
                                                               2003        1.000           1.145                      --

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
Lazard Retirement Series, Inc.
   Lazard Retirement Small Cap Portfolio (6/03)                2004        1.228           1.380                      --
                                                               2003        1.000           1.228                      --

Lord Abbett Series Fund, Inc.
   Growth and Income Portfolio (6/03)                          2004        1.153           1.270                      --
                                                               2003        0.996           1.153                      --

   Mid-Cap Value Portfolio (5/03)                              2004        1.163           1.411                  30,256
                                                               2003        1.000           1.163                      --

Merrill Lynch Variable Series Funds, Inc.
   Merrill Lynch Global Allocation V.I. Fund -
   Class III (3/04)                                            2004        1.082           1.204                      --

   Merrill Lynch Value Opportunities V.I. Fund -
   Class III (1/04)                                            2004        1.123           1.202                      --

Oppenheimer Variable Account Funds
   Oppenheimer Main Street Fund/VA - Service Shares (6/04)     2004        0.988           1.048                      --

PIMCO Variable Insurance Trust
   Real Return Portfolio - Administrative Class (6/03)         2004        0.992           1.057                   2,005
                                                               2003        1.000           0.992                      --

   Total Return Portfolio - Administrative Class (5/03)        2004        0.986           1.011                  85,953
                                                               2003        1.000           0.986                      --

Putnam Variable Trust
   Putnam VT International Equity Fund - Class IB
   Shares (5/03)                                               2004        1.181           1.342                      --
                                                               2003        1.000           1.181                      --

   Putnam VT Small Cap Value Fund - Class IB Shares (5/03)     2004        1.275           1.574                      --
                                                               2003        1.000           1.275                      --

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
Salomon Brothers Variable Series Funds Inc.
   All Cap Fund - Class I (6/03)                               2004        1.182           1.253                   2,192
                                                               2003        1.000           1.182                      --

   Investors Fund - Class I (6/03)                             2004        1.137           1.228                  30,144
                                                               2003        1.000           1.137                      --

   Large Cap Growth Fund - Class I (6/03)                      2004        1.181           1.161                  34,992
                                                               2003        1.000           1.181                      --

   Small Cap Growth Fund - Class I (6/03)                      2004        1.275           1.436                  19,413
                                                               2003        1.000           1.275                      --

The Travelers Series Trust
   Convertible Securities Portfolio (6/03)                     2004        1.082           1.125                      --
                                                               2003        1.000           1.082                      --

   Disciplined Mid Cap Stock Portfolio (6/03)                  2004        1.190           1.355                  23,092
                                                               2003        1.000           1.190                      --

   Equity Income Portfolio (5/03)                              2004        1.143           1.228                  69,212
                                                               2003        1.000           1.143                      --

   Federated High Yield Portfolio (5/03)                       2004        1.069           1.155                  40,069
                                                               2003        1.000           1.069                      --

   Federated Stock Portfolio (6/03)                            2004        1.135           1.227                      --
                                                               2003        1.000           1.135                      --

   Large Cap Portfolio (6/03)                                  2004        1.126           1.174                      --
                                                               2003        1.000           1.126                      --

   Lazard International Stock Portfolio (6/03)                 2004        1.167           1.321                      --
                                                               2003        1.000           1.167                      --

   Merrill Lynch Large Cap Core Portfolio (6/03)               2004        1.085           1.230                  39,904
                                                               2003        1.000           1.085                      --

   MFS Emerging Growth Portfolio (6/03)                        2004        1.107           1.221                      --
                                                               2003        1.000           1.107                      --

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   MFS Mid Cap Growth Portfolio (6/03)                         2004        1.161           1.296                   7,277
                                                               2003        1.000           1.161                      --

   MFS Value Portfolio (5/04)                                  2004        0.964           1.107                  17,723

   Pioneer Fund Portfolio (6/03)                               2004        1.126           1.224                      --
                                                               2003        0.991           1.126                      --

   Social Awareness Stock Portfolio (6/04)                     2004        0.985           1.042                      --

   Travelers Quality Bond Portfolio (5/03)                     2004        0.989           1.000                  19,704
                                                               2003        1.000           0.989                      --

   U.S. Government Securities Portfolio (5/04)                 2004        0.979           1.042                      --

Travelers Series Fund Inc.
   AIM Capital Appreciation Portfolio (5/03)                   2004        1.152           1.201                      --
                                                               2003        1.000           1.152                      --

   MFS Total Return Portfolio (5/03)                           2004        1.060           1.155                  39,475
                                                               2003        1.000           1.060                      --

   Pioneer Strategic Income Portfolio (6/04)                   2004        0.979           1.081                      --

   SB Adjustable Rate Income Portfolio - Class I
   Shares (11/03)                                              2004        0.997           0.987                  34,885
                                                               2003        0.998           0.997                      --

   Strategic Equity Portfolio (6/03)                           2004        1.140           1.229                      --
                                                               2003        1.000           1.140                      --

Van Kampen Life Investment Trust
   Comstock Portfolio - Class II Shares (6/03)                 2004        1.137           1.306                      --
                                                               2003        1.000           1.137                      --

   Enterprise Portfolio - Class II Shares (6/03)               2004        1.123           1.140                      --
                                                               2003        1.000           1.123                      --

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
Variable Insurance Products Fund II
   Contrafund(R) Portfolio - Service Class 2 (6/03)            2004        1.161           1.308                      --
                                                               2003        1.000           1.161                      --

Variable Insurance Products Fund III
   Dynamic Capital Appreciation Portfolio - Service
   Class 2 (7/03)                                              2004        1.095           1.085                      --
                                                               2003        1.017           1.095                      --

   Mid Cap Portfolio - Service Class 2 (5/03)                  2004        1.267           1.545                  12,304
                                                               2003        1.000           1.267                      --

                         CONDENSED FINANCIAL INFORMATION

                         SEPARATE ACCOUNT CHARGES 2.25%

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Capital Appreciation Fund (6/03)                            2004        1.000           1.163                      --

   High Yield Bond Trust (6/04)                                2004        0.991           1.058                      --

   Managed Assets Trust (5/04)                                 2004        0.961           1.056                      --

   Money Market Portfolio (5/03)                               2004        1.000           0.991                      --

AllianceBernstein Variable Product Series Fund, Inc.
   AllianceBernstein Premier Growth Portfolio -
   Class B (6/03)                                              2004        1.000           1.084                      --

American Funds Insurance Series
   Global Growth Fund - Class 2 Shares (6/03)                  2004        1.000           1.118                      --

   Growth Fund - Class 2 Shares (5/03)                         2004        1.000           1.101                      --

   Growth-Income Fund - Class 2 Shares (5/03)                  2004        1.000           1.077                      --

Delaware VIP Trust
   Delaware VIP REIT Series - Standard Class (6/03)            2004        1.000           1.202                      --

Dreyfus Variable Investment Fund
   Dreyfus Variable Investment Fund -  Developing Leaders
   Portfolio - Initial Shares (5/03)                           2004        1.000           1.055                      --

   Dreyfus Variable Investment Fund - Appreciation
   Portfolio - Initial Shares (5/03)                           2004        1.000           1.034                      --

Franklin Templeton Variable Insurance Products Trust
   Mutual Shares Securities Fund - Class 2 Shares (6/03)       2004        1.000           1.087                      --

   Templeton Developing Markets Securities Fund - Class 2
   Shares (6/03)                                               2004        1.000           1.180                      --

   Templeton Foreign Securities Fund - Class 2 Shares (6/03)   2004        1.000           1.153                      --

   Templeton Growth Securities Fund - Class 2 Shares (6/03)    2004        1.000           1.135                      --

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
Greenwich Street Series Fund
   Equity Index Portfolio - Class II Shares (5/03)             2004        1.000           1.087                      --

   Salomon Brothers Variable Aggressive Growth Fund -
   Class I Shares (6/03)                                       2004        1.000           1.040                      --

   Salomon Brothers Variable Growth & Income Fund - Class I
   Shares (7/03)                                               2004        1.000           1.076                      --

Janus Aspen Series
   Balanced Portfolio - Service Shares (6/03)                  2004        1.000           1.061                      --

   Global Life Sciences Portfolio - Service Shares (5/03)      2004        1.000           1.065                      --

   Global Technology Portfolio - Service Shares (5/03)         2004        1.000           1.017                      --

   Worldwide Growth Portfolio - Service Shares (6/03)          2004        1.000           1.024                      --

Lazard Retirement Series, Inc.
   Lazard Retirement Small Cap Portfolio (6/03)                2004        1.000           1.115                      --

Lord Abbett Series Fund, Inc.
   Growth and Income Portfolio (6/03)                          2004        1.000           1.105                      --

   Mid-Cap Value Portfolio (5/03)                              2004        1.000           1.184                      --

Merrill Lynch Variable Series Funds, Inc.
   Merrill Lynch Global Allocation V.I. Fund -
   Class III (3/04)                                            2004        1.000           1.113                      --

   Merrill Lynch Value Opportunities V.I. Fund -
   Class III (1/04)                                            2004        1.000           1.097                      --

Oppenheimer Variable Account Funds
   Oppenheimer Main Street Fund/VA - Service Shares (6/04)     2004        0.988           1.048                      --

PIMCO Variable Insurance Trust
   Real Return Portfolio - Administrative Class (6/03)         2004        1.000           1.020                      --

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Total Return Portfolio - Administrative Class (5/03)        2004        1.000           1.003                      --

Putnam Variable Trust
   Putnam VT International Equity Fund - Class IB
   Shares (5/03)                                               2004        1.000           1.150                      --

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Putnam VT Small Cap Value Fund - Class IB Shares (5/03)     2004        1.000           1.180                      --

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund - Class I (6/03)                               2004        1.000           1.053                      --

   Investors Fund - Class I (6/03)                             2004        1.000           1.068                      --

   Large Cap Growth Fund - Class I (6/03)                      2004        1.000           1.004                      --

   Small Cap Growth Fund - Class I (6/03)                      2004        1.000           1.120                      --

The Travelers Series Trust
   Convertible Securities Portfolio (6/03)                     2004        1.000           1.031                      --

   Disciplined Mid Cap Stock Portfolio (6/03)                  2004        1.000           1.116                      --

   Equity Income Portfolio (5/03)                              2004        1.000           1.097                      --

   Federated High Yield Portfolio (5/03)                       2004        1.000           1.065                      --

   Federated Stock Portfolio (6/03)                            2004        1.000           1.085                      --

   Large Cap Portfolio (6/03)                                  2004        1.000           1.058                      --

   Lazard International Stock Portfolio (6/03)                 2004        1.000           1.139                      --

   Merrill Lynch Large Cap Core Portfolio (6/03)               2004        1.000           1.118                      --

   MFS Emerging Growth Portfolio (6/03)                        2004        1.000           1.100                      --

   MFS Mid Cap Growth Portfolio (6/03)                         2004        1.000           1.098                      --

   MFS Value Portfolio (5/04)                                  2004        0.964           1.106                      --

   Pioneer Fund Portfolio (6/03)                               2004        1.000           1.107                      --

   Social Awareness Stock Portfolio (6/04)                     2004        0.985           1.041                      --

   Travelers Quality Bond Portfolio (5/03)                     2004        1.000           0.992                      --

   U.S. Government Securities Portfolio (5/04)                 2004        0.979           1.042                      --

Travelers Series Fund Inc.
   AIM Capital Appreciation Portfolio (5/03)                   2004        1.000           1.063                      --

   MFS Total Return Portfolio (5/03)                           2004        1.000           1.080                      --

   Pioneer Strategic Income Portfolio (6/04)                   2004        0.978           1.081                      --

   SB Adjustable Rate Income Portfolio - Class I
   Shares (11/03)                                              2004        1.000           0.990                      --

   Strategic Equity Portfolio (6/03)                           2004        1.000           1.101                      --

Van Kampen Life Investment Trust
   Comstock Portfolio - Class II Shares (6/03)                 2004        1.000           1.135                      --

   Enterprise Portfolio - Class II Shares (6/03)               2004        1.000           1.043                      --

Variable Insurance Products Fund II
   Contrafund(R) Portfolio - Service Class 2 (6/03)            2004        1.000           1.128                      --

Variable Insurance Products Fund III
   Dynamic Capital Appreciation Portfolio - Service
   Class 2 (7/03)                                              2004        1.000           1.032                      --

   Mid Cap Portfolio - Service Class 2 (5/03)                  2004        1.000           1.199                      --

                         CONDENSED FINANCIAL INFORMATION

                         SEPARATE ACCOUNT CHARGES 2.30%

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Capital Appreciation Fund (6/03)                            2004        1.210           1.414                 172,456
                                                               2003        1.000           1.210                  26,959

   High Yield Bond Trust (6/04)                                2004        0.991           1.058                  11,564

   Managed Assets Trust (5/04)                                 2004        0.961           1.056                   4,959

   Money Market Portfolio (5/03)                               2004        0.989           0.977                 473,317
                                                               2003        1.000           0.989                  14,082

AllianceBernstein Variable Product Series Fund, Inc.
   AllianceBernstein Premier Growth Portfolio -
   Class B (6/03)                                              2004        1.141           1.208                  58,274
                                                               2003        1.000           1.141                  34,659

American Funds Insurance Series
   Global Growth Fund - Class 2 Shares (6/03)                  2004        1.313           1.457                 346,183
                                                               2003        1.000           1.313                  67,280

   Growth Fund - Class 2 Shares (5/03)                         2004        1.253           1.377                 960,973
                                                               2003        1.000           1.253                 103,752

   Growth-Income Fund - Class 2 Shares (5/03)                  2004        1.250           1.349                 768,932
                                                               2003        1.000           1.250                 150,791

Delaware VIP Trust
   Delaware VIP REIT Series - Standard Class (6/03)            2004        1.258           1.615                 150,096
                                                               2003        1.000           1.258                  44,089

Dreyfus Variable Investment Fund
   Dreyfus Variable Investment Fund -  Developing Leaders
   Portfolio - Initial Shares (5/03)                           2004        1.278           1.391                 374,826
                                                               2003        1.000           1.278                  50,060

   Dreyfus Variable Investment Fund - Appreciation
   Portfolio - Initial Shares (5/03)                           2004        1.166           1.197                  11,209
                                                               2003        1.000           1.166                      --

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
Franklin Templeton Variable Insurance Products Trust
   Mutual Shares Securities Fund - Class 2 Shares (6/03)       2004        1.201           1.322                 188,296
                                                               2003        1.000           1.201                  33,228

   Templeton Developing Markets Securities Fund - Class 2
   Shares (6/03)                                               2004        1.472           1.794                 286,267
                                                               2003        1.000           1.472                  46,788

   Templeton Foreign Securities Fund - Class 2 Shares (6/03)   2004        1.331           1.542                 302,044
                                                               2003        1.104           1.331                  93,864

   Templeton Growth Securities Fund - Class 2 Shares (6/03)    2004        1.321           1.498                  91,248
                                                               2003        1.000           1.321                  18,923

Greenwich Street Series Fund
   Equity Index Portfolio - Class II Shares (5/03)             2004        1.206           1.299                 312,187
                                                               2003        1.000           1.206                  90,518

   Salomon Brothers Variable Aggressive Growth Fund -
   Class I Shares (6/03)                                       2004        1.267           1.351                  55,408
                                                               2003        1.000           1.267                  10,357

   Salomon Brothers Variable Growth & Income Fund - Class I
   Shares (7/03)                                               2004        1.223           1.295                   8,022
                                                               2003        1.000           1.223                   2,317

Janus Aspen Series
   Balanced Portfolio - Service Shares (6/03)                  2004        1.089           1.153                  31,761
                                                               2003        1.000           1.089                  35,512

   Global Life Sciences Portfolio - Service Shares (5/03)      2004        1.186           1.324                 132,640
                                                               2003        1.000           1.186                  16,568

   Global Technology Portfolio - Service Shares (5/03)         2004        1.379           1.355                  86,670
                                                               2003        1.000           1.379                  73,510

   Worldwide Growth Portfolio - Service Shares (6/03)          2004        1.248           1.274                      --
                                                               2003        1.000           1.248                     672

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
Lazard Retirement Series, Inc.
   Lazard Retirement Small Cap Portfolio (6/03)                2004        1.328           1.491                 236,637
                                                               2003        1.000           1.328                 201,678

Lord Abbett Series Fund, Inc.
   Growth and Income Portfolio (6/03)                          2004        1.237           1.362                 118,581
                                                               2003        1.000           1.237                  23,042

   Mid-Cap Value Portfolio (5/03)                              2004        1.252           1.518                 172,579
                                                               2003        1.000           1.252                  67,892

Merrill Lynch Variable Series Funds, Inc.
   Merrill Lynch Global Allocation V.I. Fund -
   Class III (3/04)                                            2004        1.078           1.203                  46,933
                                                               2003        1.000           1.078                      --

   Merrill Lynch Value Opportunities V.I. Fund -
   Class III (1/04)                                            2004        1.071           1.201                  79,481
                                                               2003        1.000           1.071                      --

Oppenheimer Variable Account Funds
   Oppenheimer Main Street Fund/VA - Service Shares (6/04)     2004        0.988           1.048                      --

PIMCO Variable Insurance Trust
   Real Return Portfolio - Administrative Class (6/03)         2004        1.041           1.108                 219,895
                                                               2003        1.000           1.041                  56,875

   Total Return Portfolio - Administrative Class (5/03)        2004        1.008           1.033                 389,671
                                                               2003        1.000           1.008                 258,050

Putnam Variable Trust
   Putnam VT International Equity Fund - Class IB
   Shares (5/03)                                               2004        1.287           1.462                  32,424
                                                               2003        1.000           1.287                  50,023

   Putnam VT Small Cap Value Fund - Class IB Shares (5/03)     2004        1.423           1.755                  41,814
                                                               2003        1.000           1.423                      --

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
Salomon Brothers Variable Series Funds Inc.
   All Cap Fund - Class I (6/03)                               2004        1.304           1.380                 137,219
                                                               2003        1.000           1.304                  45,334

   Investors Fund - Class I (6/03)                             2004        1.268           1.367                 217,762
                                                               2003        1.000           1.268                 223,006

   Large Cap Growth Fund - Class I (6/03)                      2004        1.302           1.279                  69,869
                                                               2003        1.000           1.302                   5,538

   Small Cap Growth Fund - Class I (6/03)                      2004        1.423           1.601                 253,711
                                                               2003        1.000           1.423                 145,121

The Travelers Series Trust
   Convertible Securities Portfolio (6/03)                     2004        1.135           1.179                  92,467
                                                               2003        1.000           1.135                   7,798

   Disciplined Mid Cap Stock Portfolio (6/03)                  2004        1.293           1.472                 177,923
                                                               2003        1.000           1.293                  18,218

   Equity Income Portfolio (5/03)                              2004        1.229           1.320                 115,335
                                                               2003        1.000           1.229                  45,432

   Federated High Yield Portfolio (5/03)                       2004        1.103           1.190                  60,381
                                                               2003        1.000           1.103                  21,362

   Federated Stock Portfolio (6/03)                            2004        1.245           1.345                  15,490
                                                               2003        1.000           1.245                   5,945

   Large Cap Portfolio (6/03)                                  2004        1.183           1.231                  45,863
                                                               2003        1.000           1.183                   2,806

   Lazard International Stock Portfolio (6/03)                 2004        1.260           1.425                  22,406
                                                               2003        1.000           1.260                      --

   Merrill Lynch Large Cap Core Portfolio (6/03)               2004        1.156           1.309                  91,740
                                                               2003        1.000           1.156                  48,161

   MFS Emerging Growth Portfolio (6/03)                        2004        1.191           1.312                  94,213
                                                               2003        1.000           1.191                  47,919

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   MFS Mid Cap Growth Portfolio (6/03)                         2004        1.276           1.422                 102,412
                                                               2003        1.000           1.276                  40,154

   MFS Value Portfolio (5/04)                                  2004        0.964           1.106                 100,462

   Pioneer Fund Portfolio (6/03)                               2004        1.186           1.288                      --
                                                               2003        1.000           1.186                      --

   Social Awareness Stock Portfolio (6/04)                     2004        0.985           1.041                      --

   Travelers Quality Bond Portfolio (5/03)                     2004        1.010           1.020                 118,822
                                                               2003        1.000           1.010                  86,278

   U.S. Government Securities Portfolio (5/04)                 2004        0.979           1.041                  85,213

Travelers Series Fund Inc.
   AIM Capital Appreciation Portfolio (5/03)                   2004        1.220           1.270                 117,877
                                                               2003        1.000           1.220                  10,359

   MFS Total Return Portfolio (5/03)                           2004        1.121           1.221                 688,103
                                                               2003        1.000           1.121                 421,068

   Pioneer Strategic Income Portfolio (6/04)                   2004        0.978           1.080                  45,761

   SB Adjustable Rate Income Portfolio - Class I
   Shares (11/03)                                              2004        0.997           0.985                  63,904
                                                               2003        1.000           0.997                      --

   Strategic Equity Portfolio (6/03)                           2004        1.223           1.317                  12,026
                                                               2003        1.000           1.223                  10,833

Van Kampen Life Investment Trust
   Comstock Portfolio - Class II Shares (6/03)                 2004        1.255           1.440                  75,687
                                                               2003        1.000           1.255                  32,634

   Enterprise Portfolio - Class II Shares (6/03)               2004        1.182           1.199                      --
                                                               2003        1.000           1.182                      --

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
Variable Insurance Products Fund II
   Contrafund(R) Portfolio - Service Class 2 (6/03)            2004        1.234           1.388                 383,209
                                                               2003        1.000           1.234                  71,351

Variable Insurance Products Fund III
   Dynamic Capital Appreciation Portfolio - Service
   Class 2 (7/03)                                              2004        1.179           1.167                  33,614
                                                               2003        1.000           1.179                      --

   Mid Cap Portfolio - Service Class 2 (5/03)                  2004        1.404           1.710                 175,751
                                                               2003        1.000           1.404                  67,883

                         CONDENSED FINANCIAL INFORMATION

                         SEPARATE ACCOUNT CHARGES 2.40%

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Capital Appreciation Fund (6/03)                            2004        1.000           1.169                   2,454

   High Yield Bond Trust (6/04)                                2004        1.008           1.076                      --

   Managed Assets Trust (5/04)                                 2004        1.000           1.071                      --

   Money Market Portfolio (5/03)                               2004        1.000           0.994                      --

AllianceBernstein Variable Product Series Fund, Inc.
   AllianceBernstein Premier Growth Portfolio -
   Class B (6/03)                                              2004        1.000           1.058                      --

American Funds Insurance Series
   Global Growth Fund - Class 2 Shares (6/03)                  2004        1.000           1.113                   6,182

   Growth Fund - Class 2 Shares (5/03)                         2004        1.000           1.086                  10,267

   Growth-Income Fund - Class 2 Shares (5/03)                  2004        1.000           1.065                   6,387

Delaware VIP Trust
   Delaware VIP REIT Series - Standard Class (6/03)            2004        1.000           1.287                      --

Dreyfus Variable Investment Fund
   Dreyfus Variable Investment Fund -  Developing Leaders
   Portfolio - Initial Shares (5/03)                           2004        1.000           1.093                      --

   Dreyfus Variable Investment Fund - Appreciation
   Portfolio - Initial Shares (5/03)                           2004        1.000           1.022                      --

Franklin Templeton Variable Insurance Products Trust
   Mutual Shares Securities Fund - Class 2 Shares (6/03)       2004        1.000           1.100                      --

   Templeton Developing Markets Securities Fund - Class 2
   Shares (6/03)                                               2004        1.000           1.261                      --

   Templeton Foreign Securities Fund - Class 2 Shares (6/03)   2004        1.000           1.156                      --

   Templeton Growth Securities Fund - Class 2 Shares (6/03)    2004        1.000           1.119                      --

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
Greenwich Street Series Fund
   Equity Index Portfolio - Class II Shares (5/03)             2004        1.000           1.070                      --

   Salomon Brothers Variable Aggressive Growth Fund -
   Class I Shares (6/03)                                       2004        1.000           1.054                      --

   Salomon Brothers Variable Growth & Income Fund - Class I
   Shares (7/03)                                               2004        1.000           1.065                      --

Janus Aspen Series
   Balanced Portfolio - Service Shares (6/03)                  2004        1.000           1.068                      --

   Global Life Sciences Portfolio - Service Shares (5/03)      2004        1.000           1.038                      --

   Global Technology Portfolio - Service Shares (5/03)         2004        1.000           1.052                      --

   Worldwide Growth Portfolio - Service Shares (6/03)          2004        1.000           1.087                      --

Lazard Retirement Series, Inc.
   Lazard Retirement Small Cap Portfolio (6/03)                2004        1.000           1.125                      --

Lord Abbett Series Fund, Inc.
   Growth and Income Portfolio (6/03)                          2004        1.000           1.099                   3,904

   Mid-Cap Value Portfolio (5/03)                              2004        1.000           1.160                   1,552

Merrill Lynch Variable Series Funds, Inc.
   Merrill Lynch Global Allocation V.I. Fund -
   Class III (3/04)                                            2004        1.000           1.116                   4,832

   Merrill Lynch Value Opportunities V.I. Fund -
   Class III (1/04)                                            2004        1.000           1.119                      --

Oppenheimer Variable Account Funds
   Oppenheimer Main Street Fund/VA - Service Shares (6/04)     2004        1.003           1.062                      --

PIMCO Variable Insurance Trust
   Real Return Portfolio - Administrative Class (6/03)         2004        1.000           1.067                   3,336

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Total Return Portfolio - Administrative Class (5/03)        2004        1.000           1.044                   6,797

Putnam Variable Trust
   Putnam VT International Equity Fund - Class IB
   Shares (5/03)                                               2004        1.000           1.159                      --

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Putnam VT Small Cap Value Fund - Class IB Shares (5/03)     2004        1.000           1.193                      --

Salomon Brothers Variable Series Funds Inc.
   All Cap Fund - Class I (6/03)                               2004        1.000           1.057                      --

   Investors Fund - Class I (6/03)                             2004        1.000           1.079                      --

   Large Cap Growth Fund - Class I (6/03)                      2004        1.000           0.990                      --

   Small Cap Growth Fund - Class I (6/03)                      2004        1.000           1.166                      --

The Travelers Series Trust
   Convertible Securities Portfolio (6/03)                     2004        1.000           1.042                      --

   Disciplined Mid Cap Stock Portfolio (6/03)                  2004        1.000           1.119                      --

   Equity Income Portfolio (5/03)                              2004        1.000           1.102                      --

   Federated High Yield Portfolio (5/03)                       2004        1.000           1.078                      --

   Federated Stock Portfolio (6/03)                            2004        1.000           1.079                      --

   Large Cap Portfolio (6/03)                                  2004        1.000           1.048                      --

   Lazard International Stock Portfolio (6/03)                 2004        1.000           1.145                      --

   Merrill Lynch Large Cap Core Portfolio (6/03)               2004        1.000           1.124                      --

   MFS Emerging Growth Portfolio (6/03)                        2004        1.000           1.081                      --

   MFS Mid Cap Growth Portfolio (6/03)                         2004        1.000           1.073                      --

   MFS Value Portfolio (5/04)                                  2004        1.000           1.126                      --

   Pioneer Fund Portfolio (6/03)                               2004        1.000           1.093                   3,277

   Social Awareness Stock Portfolio (6/04)                     2004        1.018           1.075                      --

   Travelers Quality Bond Portfolio (5/03)                     2004        1.000           1.031                      --

   U.S. Government Securities Portfolio (5/04)                 2004        1.000           1.072                      --

Travelers Series Fund Inc.
   AIM Capital Appreciation Portfolio (5/03)                   2004        1.000           1.054                      --

   MFS Total Return Portfolio (5/03)                           2004        1.000           1.095                      --

   Pioneer Strategic Income Portfolio (6/04)                   2004        1.000           1.103                      --

   SB Adjustable Rate Income Portfolio - Class I
   Shares (11/03)                                              2004        1.000           0.997                   4,290

   Strategic Equity Portfolio (6/03)                           2004        1.000           1.097                      --

Van Kampen Life Investment Trust
   Comstock Portfolio - Class II Shares (6/03)                 2004        1.000           1.131                   4,747

   Enterprise Portfolio - Class II Shares (6/03)               2004        1.000           1.037                      --

Variable Insurance Products Fund II
   Contrafund(R) Portfolio - Service Class 2 (6/03)            2004        1.000           1.107                      --

Variable Insurance Products Fund III
   Dynamic Capital Appreciation Portfolio - Service
   Class 2 (7/03)                                              2004        1.000           1.040                      --

   Mid Cap Portfolio - Service Class 2 (5/03)                  2004        1.000           1.227                      --

                         CONDENSED FINANCIAL INFORMATION

                         SEPARATE ACCOUNT CHARGES 2.50%

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Capital Appreciation Fund (6/03)                            2004        1.209           1.409                  10,437
                                                               2003        1.000           1.209                      --

   High Yield Bond Trust (6/04)                                2004        0.991           1.056                  12,749

   Managed Assets Trust (5/04)                                 2004        0.961           1.054                      --

   Money Market Portfolio (5/03)                               2004        0.988           0.973                 244,288
                                                               2003        1.000           0.988                  12,446

AllianceBernstein Variable Product Series Fund, Inc.
   AllianceBernstein Premier Growth Portfolio -
   Class B (6/03)                                              2004        1.139           1.204                   3,926
                                                               2003        1.000           1.139                      --

American Funds Insurance Series
   Global Growth Fund - Class 2 Shares (6/03)                  2004        1.312           1.452                  11,306
                                                               2003        1.000           1.312                      --

   Growth Fund - Class 2 Shares (5/03)                         2004        1.251           1.373                 156,901
                                                               2003        1.000           1.251                  34,401

   Growth-Income Fund - Class 2 Shares (5/03)                  2004        1.249           1.344                 267,358
                                                               2003        1.000           1.249                  33,891

Delaware VIP Trust
   Delaware VIP REIT Series - Standard Class (6/03)            2004        1.256           1.610                  19,199
                                                               2003        1.000           1.256                   2,444

Dreyfus Variable Investment Fund
   Dreyfus Variable Investment Fund -  Developing Leaders
   Portfolio - Initial Shares (5/03)                           2004        1.276           1.386                  34,372
                                                               2003        1.000           1.276                   7,737

   Dreyfus Variable Investment Fund - Appreciation
   Portfolio - Initial Shares (5/03)                           2004        1.164           1.193                      --
                                                               2003        1.000           1.164                      --

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
Franklin Templeton Variable Insurance Products Trust
   Mutual Shares Securities Fund - Class 2 Shares (6/03)       2004        1.200           1.318                  83,133
                                                               2003        1.000           1.200                  52,522

   Templeton Developing Markets Securities Fund - Class 2
   Shares (6/03)                                               2004        1.470           1.788                  19,704
                                                               2003        1.000           1.470                      --

   Templeton Foreign Securities Fund - Class 2 Shares (6/03)   2004        1.330           1.537                 117,899
                                                               2003        1.104           1.330                  19,832

   Templeton Growth Securities Fund - Class 2 Shares (6/03)    2004        1.319           1.493                  23,970
                                                               2003        1.000           1.319                   8,733

Greenwich Street Series Fund
   Equity Index Portfolio - Class II Shares (5/03)             2004        1.204           1.295                 163,788
                                                               2003        1.000           1.204                  10,053

   Salomon Brothers Variable Aggressive Growth Fund -
   Class I Shares (6/03)                                       2004        1.265           1.347                  14,742
                                                               2003        1.000           1.265                      --

   Salomon Brothers Variable Growth & Income Fund - Class I
   Shares (7/03)                                               2004        1.221           1.291                  10,519
                                                               2003        1.000           1.221                      --

Janus Aspen Series
   Balanced Portfolio - Service Shares (6/03)                  2004        1.088           1.149                   6,000
                                                               2003        1.000           1.088                   5,964

   Global Life Sciences Portfolio - Service Shares (5/03)      2004        1.184           1.319                   2,832
                                                               2003        1.000           1.184                      --

   Global Technology Portfolio - Service Shares (5/03)         2004        1.377           1.351                      --
                                                               2003        1.000           1.377                      --

   Worldwide Growth Portfolio - Service Shares (6/03)          2004        1.246           1.270                      --
                                                               2003        1.000           1.246                      --

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
Lazard Retirement Series, Inc.
   Lazard Retirement Small Cap Portfolio (6/03)                2004        1.326           1.486                 156,125
                                                               2003        1.000           1.326                  11,508

Lord Abbett Series Fund, Inc.
   Growth and Income Portfolio (6/03)                          2004        1.235           1.357                  16,978
                                                               2003        1.000           1.235                   4,584

   Mid-Cap Value Portfolio (5/03)                              2004        1.250           1.513                 137,106
                                                               2003        1.000           1.250                  11,714

Merrill Lynch Variable Series Funds, Inc.
   Merrill Lynch Global Allocation V.I. Fund -
   Class III (3/04)                                            2004        1.078           1.200                  10,662
                                                               2003        1.000           1.078                      --

   Merrill Lynch Value Opportunities V.I. Fund -
   Class III (1/04)                                            2004        1.071           1.198                  40,140
                                                               2003        1.000           1.071                      --

Oppenheimer Variable Account Funds
   Oppenheimer Main Street Fund/VA - Service Shares (6/04)     2004        0.988           1.046                   4,397

PIMCO Variable Insurance Trust
   Real Return Portfolio - Administrative Class (6/03)         2004        1.040           1.105                  35,321
                                                               2003        1.000           1.040                      --

   Total Return Portfolio - Administrative Class (5/03)        2004        1.007           1.030                 172,123
                                                               2003        1.000           1.007                  38,539

Putnam Variable Trust
   Putnam VT International Equity Fund - Class IB
   Shares (5/03)                                               2004        1.285           1.457                      --
                                                               2003        1.000           1.285                      --

   Putnam VT Small Cap Value Fund - Class IB Shares (5/03)     2004        1.421           1.749                  10,679
                                                               2003        1.000           1.421                      --

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
Salomon Brothers Variable Series Funds Inc.
   All Cap Fund - Class I (6/03)                               2004        1.302           1.376                   7,447
                                                               2003        1.000           1.302                      --

   Investors Fund - Class I (6/03)                             2004        1.266           1.363                   8,318
                                                               2003        1.000           1.266                      --

   Large Cap Growth Fund - Class I (6/03)                      2004        1.300           1.274                   5,059
                                                               2003        1.000           1.300                   5,029

   Small Cap Growth Fund - Class I (6/03)                      2004        1.421           1.595                      --
                                                               2003        1.000           1.421                      --

The Travelers Series Trust
   Convertible Securities Portfolio (6/03)                     2004        1.134           1.175                      --
                                                               2003        1.000           1.134                      --

   Disciplined Mid Cap Stock Portfolio (6/03)                  2004        1.291           1.467                   1,347
                                                               2003        1.000           1.291                      --

   Equity Income Portfolio (5/03)                              2004        1.227           1.315                  15,824
                                                               2003        1.000           1.227                      --

   Federated High Yield Portfolio (5/03)                       2004        1.102           1.186                  28,131
                                                               2003        1.000           1.102                      --

   Federated Stock Portfolio (6/03)                            2004        1.243           1.341                      --
                                                               2003        1.000           1.243                      --

   Large Cap Portfolio (6/03)                                  2004        1.181           1.227                  10,898
                                                               2003        1.000           1.181                      --

   Lazard International Stock Portfolio (6/03)                 2004        1.258           1.420                  10,074
                                                               2003        1.000           1.258                      --

   Merrill Lynch Large Cap Core Portfolio (6/03)               2004        1.154           1.304                      --
                                                               2003        1.000           1.154                      --

   MFS Emerging Growth Portfolio (6/03)                        2004        1.189           1.308                      --
                                                               2003        1.000           1.189                      --

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   MFS Mid Cap Growth Portfolio (6/03)                         2004        1.274           1.418                  15,159
                                                               2003        1.000           1.274                   5,805

   MFS Value Portfolio (5/04)                                  2004        0.964           1.104                  18,132

   Pioneer Fund Portfolio (6/03)                               2004        1.184           1.283                  17,727
                                                               2003        1.000           1.184                   4,732

   Social Awareness Stock Portfolio (6/04)                     2004        0.985           1.039                      --

   Travelers Quality Bond Portfolio (5/03)                     2004        1.009           1.016                      --
                                                               2003        1.000           1.009                      --

   U.S. Government Securities Portfolio (5/04)                 2004        0.979           1.040                      --

Travelers Series Fund Inc.
   AIM Capital Appreciation Portfolio (5/03)                   2004        1.218           1.265                  16,046
                                                               2003        1.000           1.218                   5,362

   MFS Total Return Portfolio (5/03)                           2004        1.119           1.217                  49,550
                                                               2003        1.000           1.119                  14,792

   Pioneer Strategic Income Portfolio (6/04)                   2004        0.978           1.079                  11,530

   SB Adjustable Rate Income Portfolio - Class I
   Shares (11/03)                                              2004        0.996           0.983                      --
                                                               2003        1.000           0.996                      --

   Strategic Equity Portfolio (6/03)                           2004        1.221           1.313                   1,170
                                                               2003        1.000           1.221                      --

Van Kampen Life Investment Trust
   Comstock Portfolio - Class II Shares (6/03)                 2004        1.253           1.435                  47,094
                                                               2003        1.000           1.253                   5,339

   Enterprise Portfolio - Class II Shares (6/03)               2004        1.180           1.195                   2,792
                                                               2003        1.000           1.180                   2,775

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
Variable Insurance Products Fund II
   Contrafund(R) Portfolio - Service Class 2 (6/03)            2004        1.232           1.384                  22,000
                                                               2003        1.000           1.232                   8,342

Variable Insurance Products Fund III
   Dynamic Capital Appreciation Portfolio - Service
   Class 2 (7/03)                                              2004        1.178           1.164                   1,333
                                                               2003        1.000           1.178                      --

   Mid Cap Portfolio - Service Class 2 (5/03)                  2004        1.402           1.705                  33,698
                                                               2003        1.000           1.402                   2,722

                                      NOTES

Effective "07/26/2004" Merrill Lynch Variable Series Funds, Inc.: Merrill Lynch Small Cap Value V.I. Fund - Class III changed its name to Merrill Lynch Series Fund, Inc.: Merrill Lynch Value Opportunities V.I. Fund - Class III

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amount allocated to them or were not available as of December 31, 2004.

"Number of Units outstanding at the end of the period" may include units for Contracts Owners in payout phase, where appropriate.

If an accumulation unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

Janus Aspen Series: Balanced Portfolio - Service Shares is no available to new Contract Owners

Janus Aspen Series: Global Life Science Portfolio - Service Shares is no available to new Contract Owners

Janus Aspen Series: Worldwide Growth Portfolio - Service Shares is no available to new Contract Owners

Putnam Variable Trust: Putnam VT International Equity Fund - Class IB Shares is no available to new Contract Owners

Van Kampen Life Investment Trust- Enterprise Portfolio Class II Shares is no available to new Contract Owners

                         CONDENSED FINANCIAL INFORMATION

The following tables provide the Accumulation Unit Values information for the MID-RANGE combinations of separate account charges. The Accumulation Unit Value information for the minimum separate account charge and the maximum variable account charge are contained in the Prospectus.

                         SEPARATE ACCOUNT CHARGES 1.70%

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
AIM Variable Insurance Funds, Inc.
   AIM V.I. Utilities Fund (7/03)                              2004        1.068           1.297                   9,209
                                                               2003        1.000           1.068                      --

Credit Suisse Trust
   Credit Suisse Trust Emerging Markets Portfolio (7/03)       2004        1.321           1.623                 103,044
                                                               2003        1.000           1.321                      --

   Credit Suisse Trust Global Post-Venture Capital
   Portfolio (6/03)                                            2004        1.240           1.438                  15,037
                                                               2003        1.000           1.240                      --

Dreyfus Investment Portfolio
   Dreyfus MidCap Stock Portfolio - Service Shares (6/03)      2004        1.173           1.318                 244,608
                                                               2003        1.000           1.173                   5,290

Dreyfus Socially Responsible Growth Fund, Inc.
   Dreyfus Socially Responsible Growth Fund, Inc.- Service
   Shares (9/03)                                               2004        1.127           1.174                      --
                                                               2003        1.000           1.127                      --

Scudder Investments VIT Funds
   Scudder Real Estate Securities Portfolio - Class B (6/03)   2004        1.165           1.498                 241,279
                                                               2003        1.000           1.165                  45,106

Scudder Variable Series I
   21st Century Growth Portfolio - Class B (8/03)              2004        1.129           1.228                  51,695
                                                               2003        1.000           1.129                      --

   Capital Growth Portfolio - Class B (7/03)                   2004        1.117           1.181                  47,800
                                                               2003        1.000           1.117                      --

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Global Discovery Portfolio - Class B (7/03)                 2004        1.255           1.519                 109,539
                                                               2003        1.000           1.255                     823

   Growth and Income Portfolio - Class B (6/03)                2004        1.129           1.219                 177,522
                                                               2003        1.000           1.129                  43,405

   Health Sciences Portfolio - Class B (6/03)                  2004        1.125           1.207                  37,089
                                                               2003        1.000           1.125                   3,171

   International Portfolio - Class B (7/03)                    2004        1.186           1.356                  98,900
                                                               2003        1.000           1.186                   9,070

Scudder Variable Series II
   Scudder Aggressive Growth Portfolio - Class B (8/03)        2004        1.166           1.188                  22,362
                                                               2003        1.000           1.166                      --

   Scudder Blue Chip Portfolio - Class B (6/03)                2004        1.157           1.315                 149,561
                                                               2003        1.000           1.157                   9,007

   Scudder Conservative Income Strategy Portfolio -
   Class B (8/04)                                              2004        1.005           1.042                   1,638

   Scudder Fixed Income Portfolio - Class B (6/03)             2004        0.990           1.013                 216,025
                                                               2003        1.000           0.990                  44,718

   Scudder Global Blue Chip Portfolio - Class B (8/03)         2004        1.182           1.328                 134,842
                                                               2003        1.000           1.182                   3,098

   Scudder Government & Agency Securities Portfolio -
   Class B (6/03)                                              2004        0.997           1.013                  62,938
                                                               2003        1.000           0.997                      --

   Scudder Growth & Income Strategy Portfolio (8/04)           2004        1.000           1.077                  53,607

   Scudder Growth Portfolio - Class B (7/03)                   2004        1.110           1.143                  36,604
                                                               2003        1.000           1.110                   1,706

   Scudder Growth Strategy Portfolio - Class B (9/04)          2004        1.016           1.096                 191,037

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Scudder High Income Portfolio - Class B (6/03)              2004        1.093           1.205                 134,860
                                                               2003        1.000           1.093                  58,769

   Scudder Income & Growth Strategy Portfolio -
   Class B (8/04)                                              2004        1.003           1.059                   1,615

   Scudder International Select Equity Portfolio -
   Class B (7/03)                                              2004        1.211           1.403                 301,190
                                                               2003        1.000           1.211                   1,306

   Scudder Mercury Large Cap Core Portfolio (12/04)            2004        1.000           1.037                   4,468

   Scudder Money Market Portfolio - Class B (7/03)             2004        0.992           0.980                  71,216
                                                               2003        1.000           0.992                 195,942

   Scudder Small Cap Growth Portfolio - Class B (7/03)         2004        1.134           1.233                  67,149
                                                               2003        1.000           1.134                   8,495

   Scudder Strategic Income Portfolio - Class B (6/03)         2004        0.986           1.050                 138,333
                                                               2003        1.000           0.986                  45,771

   Scudder Technology Growth Portfolio - Class B (7/03)        2004        1.217           1.215                  38,616
                                                               2003        1.000           1.217                   2,906

   Scudder Total Return Portfolio - Class B (7/03)             2004        1.065           1.113                  99,305
                                                               2003        1.000           1.065                      --

   SVS Davis Venture Value Portfolio - Class B (7/03)          2004        1.160           1.270                 625,118
                                                               2003        1.000           1.160                  61,182

   SVS Dreman Financial Services Portfolio - Class B (7/03)    2004        1.131           1.240                 212,395
                                                               2003        1.000           1.131                  18,862

   SVS Dreman High Return Equity Portfolio - Class B (6/03)    2004        1.164           1.301                 450,044
                                                               2003        1.000           1.164                  25,292

   SVS Dreman Small Cap Value Portfolio - Class B (7/03)       2004        1.246           1.538                 471,136
                                                               2003        1.000           1.246                  48,180

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   SVS Eagle Focused Large Cap Growth Portfolio -
   Class B (7/03)                                              2004        1.120           1.117                  89,290
                                                               2003        1.000           1.120                   5,153

   SVS Focus Value & Growth Portfolio - Class B (8/03)         2004        1.159           1.264                  34,416
                                                               2003        1.000           1.159                      --

   SVS II Scudder Large Cap Value Portfolio - Class B (7/03)   2004        1.164           1.255                 325,841
                                                               2003        1.000           1.164                  77,472

   SVS Index 500 Portfolio - Class B (7/03)                    2004        1.134           1.226                 172,205
                                                               2003        1.000           1.134                      --

   SVS INVESCO Dynamic Growth Portfolio - Class B (8/03)       2004        1.177           1.290                   7,562
                                                               2003        1.000           1.177                      --

   SVS Janus Growth And Income Portfolio - Class B (8/03)      2004        1.121           1.224                 149,373
                                                               2003        1.000           1.121                  72,596

   SVS Janus Growth Opportunities Portfolio - Class B (7/03)   2004        1.112           1.226                   4,455
                                                               2003        1.000           1.112                      --

   SVS MFS Strategic Value Portfolio - Class B (8/03)          2004        1.124           1.297                  29,532
                                                               2003        1.000           1.124                   6,048

   SVS Oak Strategic Equity Portfolio - Class B (7/03)         2004        1.195           1.185                 334,163
                                                               2003        1.000           1.195                  32,143

   SVS Turner Mid Cap Growth Portfolio - Class B (7/03)        2004        1.214           1.321                 107,527
                                                               2003        1.000           1.214                   2,851

The Alger American Fund
   Alger American Balanced Portfolio - Class S Shares (6/03)   2004        1.064           1.091                 129,574
                                                               2003        1.000           1.064                      --

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Alger American Leveraged AllCap Portfolio - Class S
   Shares (7/03)                                               2004        1.123           1.191                  17,123
                                                               2003        1.000           1.123                   3,126

                         CONDENSED FINANCIAL INFORMATION

                         SEPARATE ACCOUNT CHARGES 1.75%

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
AIM Variable Insurance Funds, Inc.
   AIM V.I. Utilities Fund (7/03)                              2004        1.068           1.296                      --
                                                               2003        1.000           1.068                      --

Credit Suisse Trust
   Credit Suisse Trust Emerging Markets Portfolio (7/03)       2004        1.321           1.621                      --
                                                               2003        1.000           1.321                      --

   Credit Suisse Trust Global Post-Venture Capital
   Portfolio (6/03)                                            2004        1.239           1.437                      --
                                                               2003        1.000           1.239                      --

Dreyfus Investment Portfolio
   Dreyfus MidCap Stock Portfolio - Service Shares (6/03)      2004        1.173           1.317                      --
                                                               2003        1.000           1.173                      --

Dreyfus Socially Responsible Growth Fund, Inc.
   Dreyfus Socially Responsible Growth Fund, Inc.- Service
   Shares (9/03)                                               2004        1.127           1.173                      --
                                                               2003        1.000           1.127                      --

Scudder Investments VIT Funds
   Scudder Real Estate Securities Portfolio - Class B (6/03)   2004        1.165           1.497                      --
                                                               2003        1.000           1.165                      --

Scudder Variable Series I
   21st Century Growth Portfolio - Class B (8/03)              2004        1.129           1.227                      --
                                                               2003        1.000           1.129                      --

   Capital Growth Portfolio - Class B (7/03)                   2004        1.116           1.180                      --
                                                               2003        1.000           1.116                      --

   Global Discovery Portfolio - Class B (7/03)                 2004        1.255           1.518                      --
                                                               2003        1.000           1.255                      --

   Growth and Income Portfolio - Class B (6/03)                2004        1.129           1.218                      --
                                                               2003        1.000           1.129                      --

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Health Sciences Portfolio - Class B (6/03)                  2004        1.124           1.206                      --
                                                               2003        1.000           1.124                      --

   International Portfolio - Class B (7/03)                    2004        1.186           1.355                      --
                                                               2003        1.000           1.186                      --

Scudder Variable Series II
   Scudder Aggressive Growth Portfolio - Class B (8/03)        2004        1.166           1.187                      --
                                                               2003        1.000           1.166                      --

   Scudder Blue Chip Portfolio - Class B (6/03)                2004        1.157           1.314                      --
                                                               2003        1.000           1.157                      --

   Scudder Conservative Income Strategy Portfolio -
   Class B (8/04)                                              2004        1.005           1.042                      --

   Scudder Fixed Income Portfolio - Class B (6/03)             2004        0.989           1.012                      --
                                                               2003        1.000           0.989                      --

   Scudder Global Blue Chip Portfolio - Class B (8/03)         2004        1.181           1.327                      --
                                                               2003        1.000           1.181                      --

   Scudder Government & Agency Securities Portfolio -
   Class B (6/03)                                              2004        0.997           1.012                      --
                                                               2003        1.000           0.997                      --

   Scudder Growth & Income Strategy Portfolio (8/04)           2004        1.000           1.077                      --

   Scudder Growth Portfolio - Class B (7/03)                   2004        1.109           1.142                      --
                                                               2003        1.000           1.109                      --

   Scudder Growth Strategy Portfolio - Class B (9/04)          2004        1.016           1.096                      --

   Scudder High Income Portfolio - Class B (6/03)              2004        1.093           1.204                      --
                                                               2003        1.000           1.093                      --

   Scudder Income & Growth Strategy Portfolio -
   Class B (8/04)                                              2004        1.003           1.059                      --

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Scudder International Select Equity Portfolio -
   Class B (7/03)                                              2004        1.211           1.402                      --
                                                               2003        1.000           1.211                      --

   Scudder Mercury Large Cap Core Portfolio (12/04)            2004        1.000           1.037                      --

   Scudder Money Market Portfolio - Class B (7/03)             2004        0.991           0.979                      --
                                                               2003        1.000           0.991                      --

   Scudder Small Cap Growth Portfolio - Class B (7/03)         2004        1.134           1.232                      --
                                                               2003        1.000           1.134                      --

   Scudder Strategic Income Portfolio - Class B (6/03)         2004        0.986           1.049                      --
                                                               2003        1.000           0.986                      --

   Scudder Technology Growth Portfolio - Class B (7/03)        2004        1.217           1.214                      --
                                                               2003        1.000           1.217                      --

   Scudder Total Return Portfolio - Class B (7/03)             2004        1.064           1.112                      --
                                                               2003        1.000           1.064                      --

   SVS Davis Venture Value Portfolio - Class B (7/03)          2004        1.159           1.269                      --
                                                               2003        1.000           1.159                      --

   SVS Dreman Financial Services Portfolio - Class B (7/03)    2004        1.131           1.239                      --
                                                               2003        1.000           1.131                      --

   SVS Dreman High Return Equity Portfolio - Class B (6/03)    2004        1.164           1.300                      --
                                                               2003        1.000           1.164                      --

   SVS Dreman Small Cap Value Portfolio - Class B (7/03)       2004        1.246           1.537                      --
                                                               2003        1.000           1.246                      --

   SVS Eagle Focused Large Cap Growth Portfolio -
   Class B (7/03)                                              2004        1.119           1.116                      --
                                                               2003        1.000           1.119                      --

   SVS Focus Value & Growth Portfolio - Class B (8/03)         2004        1.159           1.263                      --
                                                               2003        1.000           1.159                      --

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   SVS II Scudder Large Cap Value Portfolio - Class B (7/03)   2004        1.164           1.254                      --
                                                               2003        1.000           1.164                      --

   SVS Index 500 Portfolio - Class B (7/03)                    2004        1.133           1.225                      --
                                                               2003        1.000           1.133                      --

   SVS INVESCO Dynamic Growth Portfolio - Class B (8/03)       2004        1.177           1.288                      --
                                                               2003        1.000           1.177                      --

   SVS Janus Growth And Income Portfolio - Class B (8/03)      2004        1.121           1.223                      --
                                                               2003        1.000           1.121                      --

   SVS Janus Growth Opportunities Portfolio - Class B (7/03)   2004        1.111           1.225                      --
                                                               2003        1.000           1.111                      --

   SVS MFS Strategic Value Portfolio - Class B (8/03)          2004        1.123           1.296                      --
                                                               2003        1.000           1.123                      --

   SVS Oak Strategic Equity Portfolio - Class B (7/03)         2004        1.195           1.185                      --
                                                               2003        1.000           1.195                      --

   SVS Turner Mid Cap Growth Portfolio - Class B (7/03)        2004        1.214           1.320                      --
                                                               2003        1.000           1.214                      --

The Alger American Fund
   Alger American Balanced Portfolio - Class S Shares (6/03)   2004        1.064           1.090                      --
                                                               2003        1.000           1.064                      --

   Alger American Leveraged AllCap Portfolio - Class S
   Shares (7/03)                                               2004        1.122           1.190                      --
                                                               2003        1.000           1.122                      --

                         CONDENSED FINANCIAL INFORMATION

                         SEPARATE ACCOUNT CHARGES 1.90%

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
AIM Variable Insurance Funds, Inc.
   AIM V.I. Utilities Fund (7/03)                              2004        1.067           1.293                   5,865
                                                               2003        1.000           1.067                      --

Credit Suisse Trust
   Credit Suisse Trust Emerging Markets Portfolio (7/03)       2004        1.320           1.618                  33,290
                                                               2003        1.000           1.320                   2,970

   Credit Suisse Trust Global Post-Venture Capital
   Portfolio (6/03)                                            2004        1.238           1.434                   4,637
                                                               2003        1.000           1.238                      --

Dreyfus Investment Portfolio
   Dreyfus MidCap Stock Portfolio - Service Shares (6/03)      2004        1.172           1.314                 237,526
                                                               2003        1.000           1.172                 135,909

Dreyfus Socially Responsible Growth Fund, Inc.
   Dreyfus Socially Responsible Growth Fund, Inc.- Service
   Shares (9/03)                                               2004        1.126           1.170                      --
                                                               2003        1.000           1.126                      --

Scudder Investments VIT Funds
   Scudder Real Estate Securities Portfolio - Class B (6/03)   2004        1.164           1.493                  52,351
                                                               2003        1.000           1.164                   7,128

Scudder Variable Series I
   21st Century Growth Portfolio - Class B (8/03)              2004        1.128           1.224                  13,285
                                                               2003        1.000           1.128                   6,101

   Capital Growth Portfolio - Class B (7/03)                   2004        1.115           1.177                  40,798
                                                               2003        1.000           1.115                   9,919

   Global Discovery Portfolio - Class B (7/03)                 2004        1.254           1.514                  86,355
                                                               2003        1.000           1.254                  80,019

   Growth and Income Portfolio - Class B (6/03)                2004        1.128           1.215                  60,808
                                                               2003        1.000           1.128                  11,461

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Health Sciences Portfolio - Class B (6/03)                  2004        1.123           1.203                  82,582
                                                               2003        1.000           1.123                   4,467

   International Portfolio - Class B (7/03)                    2004        1.185           1.352                  68,664
                                                               2003        1.000           1.185                  12,939

Scudder Variable Series II
   Scudder Aggressive Growth Portfolio - Class B (8/03)        2004        1.165           1.184                  21,757
                                                               2003        1.000           1.165                  19,438

   Scudder Blue Chip Portfolio - Class B (6/03)                2004        1.156           1.311                  43,677
                                                               2003        1.000           1.156                   2,365

   Scudder Conservative Income Strategy Portfolio -
   Class B (8/04)                                              2004        1.005           1.042                      --

   Scudder Fixed Income Portfolio - Class B (6/03)             2004        0.989           1.010                 387,894
                                                               2003        1.000           0.989                  30,850

   Scudder Global Blue Chip Portfolio - Class B (8/03)         2004        1.180           1.324                  14,738
                                                               2003        1.000           1.180                   1,413

   Scudder Government & Agency Securities Portfolio -
   Class B (6/03)                                              2004        0.996           1.010                  86,598
                                                               2003        1.000           0.996                  10,475

   Scudder Growth & Income Strategy Portfolio (8/04)           2004        1.000           1.076                  89,489

   Scudder Growth Portfolio - Class B (7/03)                   2004        1.108           1.140                  80,951
                                                               2003        1.000           1.108                  30,229

   Scudder Growth Strategy Portfolio - Class B (9/04)          2004        1.016           1.095               1,055,108

   Scudder High Income Portfolio - Class B (6/03)              2004        1.092           1.201                 488,827
                                                               2003        1.000           1.092                 129,297

   Scudder Income & Growth Strategy Portfolio -
   Class B (8/04)                                              2004        1.003           1.058                      --

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Scudder International Select Equity Portfolio -
   Class B (7/03)                                              2004        1.210           1.399                 177,932
                                                               2003        1.000           1.210                  88,264

   Scudder Mercury Large Cap Core Portfolio (12/04)            2004        1.000           1.037                  51,132

   Scudder Small Cap Growth Portfolio - Class B (7/03)         2004        1.133           1.229                  34,841
                                                               2003        1.000           1.133                   7,716

   Scudder Strategic Income Portfolio - Class B (6/03)         2004        0.985           1.047                  68,182
                                                               2003        1.000           0.985                  33,347

   Scudder Technology Growth Portfolio - Class B (7/03)        2004        1.216           1.211                  83,046
                                                               2003        1.000           1.216                  23,585

   Scudder Total Return Portfolio - Class B (7/03)             2004        1.063           1.110                  25,566
                                                               2003        1.000           1.063                  12,272

   SVS Davis Venture Value Portfolio - Class B (7/03)          2004        1.158           1.266                 384,222
                                                               2003        1.000           1.158                 205,191

   SVS Dreman Financial Services Portfolio - Class B (7/03)    2004        1.130           1.236                  57,599
                                                               2003        1.000           1.130                   3,862

   SVS Dreman High Return Equity Portfolio - Class B (6/03)    2004        1.163           1.297                 165,556
                                                               2003        1.000           1.163                  16,498

   SVS Dreman Small Cap Value Portfolio - Class B (7/03)       2004        1.245           1.533                 199,743
                                                               2003        1.000           1.245                 101,766

   SVS Eagle Focused Large Cap Growth Portfolio -
   Class B (7/03)                                              2004        1.118           1.114                  97,474
                                                               2003        1.000           1.118                   5,550

   SVS Focus Value & Growth Portfolio - Class B (8/03)         2004        1.158           1.260                  11,876
                                                               2003        1.000           1.158                      --

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   SVS II Scudder Large Cap Value Portfolio - Class B (7/03)   2004        1.163           1.251                 149,631
                                                               2003        1.000           1.163                  39,498

   SVS Index 500 Portfolio - Class B (7/03)                    2004        1.132           1.222                 226,684
                                                               2003        1.000           1.132                  20,158

   SVS INVESCO Dynamic Growth Portfolio - Class B (8/03)       2004        1.176           1.285                      --
                                                               2003        1.000           1.176                      --

   SVS Janus Growth And Income Portfolio - Class B (8/03)      2004        1.120           1.221                 199,224
                                                               2003        1.000           1.120                 119,673

   SVS Janus Growth Opportunities Portfolio - Class B (7/03)   2004        1.110           1.223                  70,171
                                                               2003        1.000           1.110                  73,182

   SVS MFS Strategic Value Portfolio - Class B (8/03)          2004        1.122           1.293                  54,473
                                                               2003        1.000           1.122                   1,201

   SVS Oak Strategic Equity Portfolio - Class B (7/03)         2004        1.194           1.182                  24,245
                                                               2003        1.000           1.194                      --

   SVS Turner Mid Cap Growth Portfolio - Class B (7/03)        2004        1.213           1.317                  19,495
                                                               2003        1.000           1.213                  12,043

The Alger American Fund
   Alger American Balanced Portfolio - Class S Shares (6/03)   2004        1.063           1.087                 186,666
                                                               2003        1.000           1.063                 127,667

   Alger American Leveraged AllCap Portfolio - Class S
   Shares (7/03)                                               2004        1.121           1.187                  15,115
                                                               2003        1.000           1.121                  10,537

                         CONDENSED FINANCIAL INFORMATION

                         SEPARATE ACCOUNT CHARGES 1.95%

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
AIM Variable Insurance Funds, Inc.
   AIM V.I. Utilities Fund (7/03)                              2004        1.066           1.292                 148,928
                                                               2003        1.000           1.066                  53,333

Credit Suisse Trust
   Credit Suisse Trust Emerging Markets Portfolio (7/03)       2004        1.319           1.616                 421,720
                                                               2003        1.000           1.319                  18,331

   Credit Suisse Trust Global Post-Venture Capital
   Portfolio (6/03)                                            2004        1.238           1.433                  38,854
                                                               2003        1.000           1.238                   5,549

Dreyfus Investment Portfolio
   Dreyfus MidCap Stock Portfolio - Service Shares (6/03)      2004        1.172           1.313                 694,373
                                                               2003        1.000           1.172                 131,415

Dreyfus Socially Responsible Growth Fund, Inc.
   Dreyfus Socially Responsible Growth Fund, Inc.- Service
   Shares (9/03)                                               2004        1.125           1.169                  19,508
                                                               2003        1.000           1.125                  16,197

Scudder Investments VIT Funds
   Scudder Real Estate Securities Portfolio - Class B (6/03)   2004        1.164           1.492                 590,989
                                                               2003        1.000           1.164                 182,436

Scudder Variable Series I
   21st Century Growth Portfolio - Class B (8/03)              2004        1.128           1.223                  62,755
                                                               2003        1.000           1.128                  17,715

   Capital Growth Portfolio - Class B (7/03)                   2004        1.115           1.176                 449,537
                                                               2003        1.000           1.115                 150,768

   Global Discovery Portfolio - Class B (7/03)                 2004        1.253           1.513                 325,876
                                                               2003        1.000           1.253                 108,202

   Growth and Income Portfolio - Class B (6/03)                2004        1.128           1.214                 416,167
                                                               2003        1.000           1.128                  86,264

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Health Sciences Portfolio - Class B (6/03)                  2004        1.123           1.202                 503,382
                                                               2003        1.000           1.123                  90,898

   International Portfolio - Class B (7/03)                    2004        1.185           1.350                 286,988
                                                               2003        1.000           1.185                  61,166

Scudder Variable Series II
   Scudder Aggressive Growth Portfolio - Class B (8/03)        2004        1.165           1.183                  55,306
                                                               2003        1.000           1.165                  32,701

   Scudder Blue Chip Portfolio - Class B (6/03)                2004        1.156           1.310                 507,296
                                                               2003        1.000           1.156                 179,561

   Scudder Conservative Income Strategy Portfolio -
   Class B (8/04)                                              2004        1.005           1.041                  20,862

   Scudder Fixed Income Portfolio - Class B (6/03)             2004        0.988           1.009               2,184,224
                                                               2003        1.000           0.988                 674,796

   Scudder Global Blue Chip Portfolio - Class B (8/03)         2004        1.180           1.323                 332,631
                                                               2003        1.000           1.180                 119,232

   Scudder Government & Agency Securities Portfolio -
   Class B (6/03)                                              2004        0.995           1.009               1,284,864
                                                               2003        1.000           0.995                 274,878

   Scudder Growth & Income Strategy Portfolio (8/04)           2004        1.000           1.076                 612,565

   Scudder Growth Portfolio - Class B (7/03)                   2004        1.108           1.139                 196,610
                                                               2003        1.000           1.108                  19,210

   Scudder Growth Strategy Portfolio - Class B (9/04)          2004        1.016           1.095                 398,549

   Scudder High Income Portfolio - Class B (6/03)              2004        1.092           1.200                 907,089
                                                               2003        1.000           1.092                 479,147

   Scudder Income & Growth Strategy Portfolio -
   Class B (8/04)                                              2004        1.003           1.058                 390,438

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Scudder International Select Equity Portfolio -             2004        1.210           1.398               1,464,599
   Class B (7/03)                                              2003        1.000           1.210                 126,328

   Scudder Mercury Large Cap Core Portfolio (12/04)            2004        1.000           1.036                      --

   Scudder Small Cap Growth Portfolio - Class B (7/03)         2004        1.133           1.228                 864,771
                                                               2003        1.000           1.133                  92,023

   Scudder Strategic Income Portfolio - Class B (6/03)         2004        0.985           1.046                 994,550
                                                               2003        1.000           0.985                 149,071

   Scudder Technology Growth Portfolio - Class B (7/03)        2004        1.216           1.210                 360,344
                                                               2003        1.000           1.216                 154,677

   Scudder Total Return Portfolio - Class B (7/03)             2004        1.063           1.109                 481,013
                                                               2003        1.000           1.063                 209,473

   SVS Davis Venture Value Portfolio - Class B (7/03)          2004        1.158           1.265               2,297,752
                                                               2003        1.000           1.158                 260,986

   SVS Dreman Financial Services Portfolio - Class B (7/03)    2004        1.130           1.235                 364,212
                                                               2003        1.000           1.130                 108,721

   SVS Dreman High Return Equity Portfolio - Class B (6/03)    2004        1.163           1.296               1,684,886
                                                               2003        1.000           1.163                 316,633

   SVS Dreman Small Cap Value Portfolio - Class B (7/03)       2004        1.245           1.532               1,130,155
                                                               2003        1.000           1.245                 176,984

   SVS Eagle Focused Large Cap Growth Portfolio -
   Class B (7/03)                                              2004        1.118           1.113                 702,992
                                                               2003        1.000           1.118                  70,824

   SVS Focus Value & Growth Portfolio - Class B (8/03)         2004        1.157           1.259                 107,306
                                                               2003        1.000           1.157                  22,217

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   SVS II Scudder Large Cap Value Portfolio - Class B (7/03)   2004        1.163           1.250                 741,558
                                                               2003        1.000           1.163                 368,171

   SVS Index 500 Portfolio - Class B (7/03)                    2004        1.132           1.221                 613,315
                                                               2003        1.000           1.132                 140,494

   SVS INVESCO Dynamic Growth Portfolio - Class B (8/03)       2004        1.175           1.284                  96,133
                                                               2003        1.000           1.175                  70,396

   SVS Janus Growth And Income Portfolio - Class B (8/03)      2004        1.120           1.220                 768,626
                                                               2003        1.000           1.120                 142,474

   SVS Janus Growth Opportunities Portfolio - Class B (7/03)   2004        1.110           1.222                  24,070
                                                               2003        1.000           1.110                   9,683

   SVS MFS Strategic Value Portfolio - Class B (8/03)          2004        1.122           1.292                 407,491
                                                               2003        1.000           1.122                 258,964

   SVS Oak Strategic Equity Portfolio - Class B (7/03)         2004        1.194           1.181                 735,050
                                                               2003        1.000           1.194                 105,875

   SVS Turner Mid Cap Growth Portfolio - Class B (7/03)        2004        1.213           1.316                 313,801
                                                               2003        1.000           1.213                  56,446

The Alger American Fund
   Alger American Balanced Portfolio - Class S Shares (6/03)   2004        1.062           1.086                 559,310
                                                               2003        1.000           1.062                 167,125

   Alger American Leveraged AllCap Portfolio - Class S
   Shares (7/03)                                               2004        1.121           1.186                 110,767
                                                               2003        1.000           1.121                  74,427

                         CONDENSED FINANCIAL INFORMATION

                         SEPARATE ACCOUNT CHARGES 2.10%

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
AIM Variable Insurance Funds, Inc.
   AIM V.I. Utilities Fund (7/03)                              2004        1.065           1.289                  76,515
                                                               2003        1.000           1.065                  16,070

Credit Suisse Trust
   Credit Suisse Trust Emerging Markets Portfolio (7/03)       2004        1.318           1.613                 295,175
                                                               2003        1.000           1.318                  13,332

   Credit Suisse Trust Global Post-Venture Capital
   Portfolio (6/03)                                            2004        1.237           1.429                 118,337
                                                               2003        1.000           1.237                  15,860

Dreyfus Investment Portfolio
   Dreyfus MidCap Stock Portfolio - Service Shares (6/03)      2004        1.171           1.310               1,266,987
                                                               2003        1.000           1.171                 308,034

Dreyfus Socially Responsible Growth Fund, Inc.
   Dreyfus Socially Responsible Growth Fund, Inc.- Service
   Shares (9/03)                                               2004        1.125           1.167                  29,094
                                                               2003        1.000           1.125                   1,411

Scudder Investments VIT Funds
   Scudder Real Estate Securities Portfolio - Class B (6/03)   2004        1.163           1.489                 545,672
                                                               2003        1.000           1.163                 136,376

Scudder Variable Series I
   21st Century Growth Portfolio - Class B (8/03)              2004        1.127           1.220                 108,324
                                                               2003        1.000           1.127                  37,081

   Capital Growth Portfolio - Class B (7/03)                   2004        1.114           1.173                 371,652
                                                               2003        1.000           1.114                  69,391

   Global Discovery Portfolio - Class B (7/03)                 2004        1.252           1.510                 243,413
                                                               2003        1.000           1.252                  54,139

   Growth and Income Portfolio - Class B (6/03)                2004        1.127           1.211                 192,731
                                                               2003        1.000           1.127                 127,354

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Health Sciences Portfolio - Class B (6/03)                  2004        1.122           1.199                 359,518
                                                               2003        1.000           1.122                 216,037

   International Portfolio - Class B (7/03)                    2004        1.184           1.347                 349,284
                                                               2003        1.000           1.184                  84,362

Scudder Variable Series II
   Scudder Aggressive Growth Portfolio - Class B (8/03)        2004        1.164           1.181                 123,265
                                                               2003        1.000           1.164                 145,453

   Scudder Blue Chip Portfolio - Class B (6/03)                2004        1.155           1.307                 553,581
                                                               2003        1.000           1.155                 125,558

   Scudder Conservative Income Strategy Portfolio -
   Class B (8/04)                                              2004        1.005           1.041                  33,601

   Scudder Fixed Income Portfolio - Class B (6/03)             2004        0.987           1.007               1,076,891
                                                               2003        1.000           0.987                 313,717

   Scudder Global Blue Chip Portfolio - Class B (8/03)         2004        1.179           1.320                 321,204
                                                               2003        1.000           1.179                  34,683

   Scudder Government & Agency Securities Portfolio -
   Class B (6/03)                                              2004        0.995           1.007                 547,773
                                                               2003        1.000           0.995                  96,666

   Scudder Growth & Income Strategy Portfolio (8/04)           2004        1.000           1.076               1,327,148

   Scudder Growth Portfolio - Class B (7/03)                   2004        1.107           1.136                 369,948
                                                               2003        1.000           1.107                 171,869

   Scudder Growth Strategy Portfolio - Class B (9/04)          2004        1.016           1.094                 243,797

   Scudder High Income Portfolio - Class B (6/03)              2004        1.091           1.197                 688,959
                                                               2003        1.000           1.091                 180,469

   Scudder Income & Growth Strategy Portfolio -
   Class B (8/04)                                              2004        1.002           1.058                 334,912

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Scudder International Select Equity Portfolio -
   Class B (7/03)                                              2004        1.209           1.395                 779,057
                                                               2003        1.000           1.209                 161,245

   Scudder Mercury Large Cap Core Portfolio (12/04)            2004        1.000           1.036                      --

   Scudder Money Market Portfolio - Class B (7/03)             2004        0.989           0.974                  18,161
                                                               2003        1.000           0.989                      --

   Scudder Small Cap Growth Portfolio - Class B (7/03)         2004        1.132           1.225                 354,560
                                                               2003        1.000           1.132                 157,706

   Scudder Strategic Income Portfolio - Class B (6/03)         2004        0.984           1.043                 630,190
                                                               2003        1.000           0.984                 167,822

   Scudder Technology Growth Portfolio - Class B (7/03)        2004        1.215           1.207                 220,347
                                                               2003        1.000           1.215                 137,222

   Scudder Total Return Portfolio - Class B (7/03)             2004        1.062           1.106                 668,120
                                                               2003        1.000           1.062                  39,426

   SVS Davis Venture Value Portfolio - Class B (7/03)          2004        1.157           1.262               1,248,230
                                                               2003        1.000           1.157                 301,678

   SVS Dreman Financial Services Portfolio - Class B (7/03)    2004        1.129           1.232                 219,303
                                                               2003        1.000           1.129                  76,842

   SVS Dreman High Return Equity Portfolio - Class B (6/03)    2004        1.162           1.292               1,083,106
                                                               2003        1.000           1.162                 251,777

   SVS Dreman Small Cap Value Portfolio - Class B (7/03)       2004        1.244           1.528                 990,769
                                                               2003        1.000           1.244                 151,438

   SVS Eagle Focused Large Cap Growth Portfolio -
   Class B (7/03)                                              2004        1.117           1.110                 225,079
                                                               2003        1.000           1.117                  67,484

   SVS Focus Value & Growth Portfolio - Class B (8/03)         2004        1.157           1.256                  32,599
                                                               2003        1.000           1.157                  19,713

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   SVS II Scudder Large Cap Value Portfolio - Class B (7/03)   2004        1.162           1.247                 433,661
                                                               2003        1.000           1.162                 214,043

   SVS Index 500 Portfolio - Class B (7/03)                    2004        1.131           1.218                 304,755
                                                               2003        1.000           1.131                 126,821

   SVS INVESCO Dynamic Growth Portfolio - Class B (8/03)       2004        1.174           1.281                  94,906
                                                               2003        1.000           1.174                  11,405

   SVS Janus Growth And Income Portfolio - Class B (8/03)      2004        1.119           1.217                 193,972
                                                               2003        1.000           1.119                 136,720

   SVS Janus Growth Opportunities Portfolio - Class B (7/03)   2004        1.109           1.219                  50,876
                                                               2003        1.000           1.109                  23,775

   SVS MFS Strategic Value Portfolio - Class B (8/03)          2004        1.121           1.289                 168,373
                                                               2003        1.000           1.121                  96,715

   SVS Oak Strategic Equity Portfolio - Class B (7/03)         2004        1.193           1.178                 341,000
                                                               2003        1.000           1.193                  64,331

   SVS Turner Mid Cap Growth Portfolio - Class B (7/03)        2004        1.212           1.313                 468,001
                                                               2003        1.000           1.212                 111,862

The Alger American Fund
   Alger American Balanced Portfolio - Class S Shares (6/03)   2004        1.061           1.084                 645,491
                                                               2003        1.000           1.061                 282,635

   Alger American Leveraged AllCap Portfolio - Class S
   Shares (7/03)                                               2004        1.120           1.184                 409,576
                                                               2003        1.000           1.120                  67,173

                         CONDENSED FINANCIAL INFORMATION

                         SEPARATE ACCOUNT CHARGES 2.15%

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
AIM Variable Insurance Funds, Inc.
   AIM V.I. Utilities Fund (7/03)                              2004        1.065           1.288                     707
                                                               2003        1.000           1.065                     746

Credit Suisse Trust
   Credit Suisse Trust Emerging Markets Portfolio (7/03)       2004        1.318           1.611                   3,605
                                                               2003        1.000           1.318                   3,791

   Credit Suisse Trust Global Post-Venture Capital
   Portfolio (6/03)                                            2004        1.237           1.428                      --
                                                               2003        1.000           1.237                      --

Dreyfus Investment Portfolio
   Dreyfus MidCap Stock Portfolio - Service Shares (6/03)      2004        1.170           1.309                  15,645
                                                               2003        1.000           1.170                  11,925

Dreyfus Socially Responsible Growth Fund, Inc.
   Dreyfus Socially Responsible Growth Fund, Inc.- Service
   Shares (9/03)                                               2004        1.124           1.166                      --
                                                               2003        1.000           1.124                      --

Scudder Investments VIT Funds
   Scudder Real Estate Securities Portfolio - Class B (6/03)   2004        1.163           1.487                      --
                                                               2003        1.000           1.163                      --

Scudder Variable Series I
   21st Century Growth Portfolio - Class B (8/03)              2004        1.126           1.219                     736
                                                               2003        1.000           1.126                      --

   Capital Growth Portfolio - Class B (7/03)                   2004        1.114           1.173                   1,386
                                                               2003        1.000           1.114                   1,399

   Global Discovery Portfolio - Class B (7/03)                 2004        1.252           1.508                     600
                                                               2003        1.000           1.252                      --

   Growth and Income Portfolio - Class B (6/03)                2004        1.126           1.210                   1,374
                                                               2003        1.000           1.126                   1,404

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Health Sciences Portfolio - Class B (6/03)                  2004        1.122           1.198                      --
                                                               2003        1.000           1.122                      --

   International Portfolio - Class B (7/03)                    2004        1.183           1.346                   9,760
                                                               2003        1.000           1.183                  10,263

Scudder Variable Series II
   Scudder Aggressive Growth Portfolio - Class B (8/03)        2004        1.163           1.180                     713
                                                               2003        1.000           1.163                     683

   Scudder Blue Chip Portfolio - Class B (6/03)                2004        1.154           1.306                  44,567
                                                               2003        1.000           1.154                  46,867

   Scudder Conservative Income Strategy Portfolio -
   Class B (8/04)                                              2004        1.005           1.041                      --

   Scudder Fixed Income Portfolio - Class B (6/03)             2004        0.987           1.006                   4,118
                                                               2003        1.000           0.987                   1,471

   Scudder Global Blue Chip Portfolio - Class B (8/03)         2004        1.179           1.319                      --
                                                               2003        1.000           1.179                      --

   Scudder Government & Agency Securities Portfolio -
   Class B (6/03)                                              2004        0.994           1.006                   6,664
                                                               2003        1.000           0.994                   1,451

   Scudder Growth & Income Strategy Portfolio (8/04)           2004        1.000           1.075                      --

   Scudder Growth Portfolio - Class B (7/03)                   2004        1.107           1.135                      --
                                                               2003        1.000           1.107                      --

   Scudder Growth Strategy Portfolio - Class B (9/04)          2004        1.016           1.094                      --

   Scudder High Income Portfolio - Class B (6/03)              2004        1.090           1.196                   2,298
                                                               2003        1.000           1.090                      --

   Scudder Income & Growth Strategy Portfolio -
   Class B (8/04)                                              2004        1.002           1.057                      --

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Scudder International Select Equity Portfolio -
   Class B (7/03)                                              2004        1.208           1.393                   6,789
                                                               2003        1.000           1.208                      --

   Scudder Mercury Large Cap Core Portfolio (12/04)            2004        1.000           1.036                      --

   Scudder Money Market Portfolio - Class B (7/03)             2004        0.989           0.973                   8,439
                                                               2003        1.000           0.989                   8,760

   Scudder Small Cap Growth Portfolio - Class B (7/03)         2004        1.131           1.224                  10,819
                                                               2003        1.000           1.131                  11,377

   Scudder Strategic Income Portfolio - Class B (6/03)         2004        0.984           1.043                  11,148
                                                               2003        1.000           0.984                  11,724

   Scudder Technology Growth Portfolio - Class B (7/03)        2004        1.214           1.206                     693
                                                               2003        1.000           1.214                     686

   Scudder Total Return Portfolio - Class B (7/03)             2004        1.062           1.106                      --
                                                               2003        1.000           1.062                      --

   SVS Davis Venture Value Portfolio - Class B (7/03)          2004        1.157           1.261                      --
                                                               2003        1.000           1.157                      --

   SVS Dreman Financial Services Portfolio - Class B (7/03)    2004        1.128           1.231                   1,366
                                                               2003        1.000           1.128                   1,412

   SVS Dreman High Return Equity Portfolio - Class B (6/03)    2004        1.161           1.291                      --
                                                               2003        1.000           1.161                      --

   SVS Dreman Small Cap Value Portfolio - Class B (7/03)       2004        1.243           1.527                   9,804
                                                               2003        1.000           1.243                   5,444

   SVS Eagle Focused Large Cap Growth Portfolio -
   Class B (7/03)                                              2004        1.117           1.109                      --
                                                               2003        1.000           1.117                      --

   SVS Focus Value & Growth Portfolio - Class B (8/03)         2004        1.156           1.255                   5,640
                                                               2003        1.000           1.156                   1,420

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   SVS II Scudder Large Cap Value Portfolio - Class B (7/03)   2004        1.161           1.246                  47,296
                                                               2003        1.000           1.161                  39,551

   SVS Index 500 Portfolio - Class B (7/03)                    2004        1.131           1.217                      --
                                                               2003        1.000           1.131                      --

   SVS INVESCO Dynamic Growth Portfolio - Class B (8/03)       2004        1.174           1.280                      --
                                                               2003        1.000           1.174                      --

   SVS Janus Growth And Income Portfolio - Class B (8/03)      2004        1.118           1.216                  10,376
                                                               2003        1.000           1.118                      --

   SVS Janus Growth Opportunities Portfolio - Class B (7/03)   2004        1.109           1.218                      --
                                                               2003        1.000           1.109                      --

   SVS MFS Strategic Value Portfolio - Class B (8/03)          2004        1.121           1.288                      --
                                                               2003        1.000           1.121                      --

   SVS Oak Strategic Equity Portfolio - Class B (7/03)         2004        1.192           1.177                      --
                                                               2003        1.000           1.192                      --

   SVS Turner Mid Cap Growth Portfolio - Class B (7/03)        2004        1.211           1.312                     667
                                                               2003        1.000           1.211                     679

The Alger American Fund
   Alger American Balanced Portfolio - Class S Shares (6/03)   2004        1.061           1.083                      --
                                                               2003        1.000           1.061                      --

   Alger American Leveraged AllCap Portfolio - Class S
   Shares (7/03)                                               2004        1.120           1.183                      --
                                                               2003        1.000           1.120                      --

                         CONDENSED FINANCIAL INFORMATION

The following tables provide the Accumulation Unit Values information for the MID-RANGE combinations of separate account charges. The Accumulation Unit Value information for the minimum separate account charge and the maximum variable account charge are contained in the Prospectus.

                         SEPARATE ACCOUNT CHARGES 2.25%

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
AIM Variable Insurance Funds, Inc.
   AIM V.I. Utilities Fund (7/03)                              2004        1.000           1.203                   7,136

Credit Suisse Trust
   Credit Suisse Trust Emerging Markets Portfolio (7/03)       2004        1.000           1.165                  65,630

   Credit Suisse Trust Global Post-Venture Capital
   Portfolio (6/03)                                            2004        1.000           1.133                      --

Dreyfus Investment Portfolio
   Dreyfus MidCap Stock Portfolio - Service Shares (6/03)      2004        1.000           1.117                 142,355

Dreyfus Socially Responsible Growth Fund, Inc.
   Dreyfus Socially Responsible Growth Fund, Inc.- Service
   Shares (9/03)                                               2004        1.000           1.045                      --

Scudder Investments VIT Funds
   Scudder Real Estate Securities Portfolio - Class B (6/03)   2004        1.000           1.213                  73,241

Scudder Variable Series I
   21st Century Growth Portfolio - Class B (8/03)              2004        1.000           1.068                      --

   Capital Growth Portfolio - Class B (7/03)                   2004        1.000           1.056                  19,922

   Global Discovery Portfolio - Class B (7/03)                 2004        1.000           1.197                  95,211

   Growth and Income Portfolio - Class B (6/03)                2004        1.000           1.082                 385,298

   Health Sciences Portfolio - Class B (6/03)                  2004        1.000           1.040                  54,309

   International Portfolio - Class B (7/03)                    2004        1.000           1.139                  18,490

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
Scudder Variable Series II
   Scudder Aggressive Growth Portfolio - Class B (8/03)        2004        1.000           1.045                      --

   Scudder Blue Chip Portfolio - Class B (6/03)                2004        1.000           1.112                 102,211

   Scudder Conservative Income Strategy Portfolio -
   Class B (8/04)                                              2004        1.005           1.040                      --

   Scudder Fixed Income Portfolio - Class B (6/03)             2004        1.000           0.996                 190,893

   Scudder Global Blue Chip Portfolio - Class B (8/03)         2004        1.000           1.125                  20,921

   Scudder Government & Agency Securities Portfolio -
   Class B (6/03)                                              2004        1.000           1.002                 103,100

   Scudder Growth & Income Strategy Portfolio (8/04)           2004        1.000           1.075                  10,043

   Scudder Growth Portfolio - Class B (7/03)                   2004        1.000           1.043                  33,102

   Scudder Growth Strategy Portfolio - Class B (9/04)          2004        1.016           1.094                 172,547

   Scudder High Income Portfolio - Class B (6/03)              2004        1.000           1.085                  84,045

   Scudder Income & Growth Strategy Portfolio -
   Class B (8/04)                                              2004        1.002           1.057                      --

   Scudder International Select Equity Portfolio -
   Class B (7/03)                                              2004        1.000           1.152                 116,007

   Scudder Mercury Large Cap Core Portfolio (12/04)            2004        1.000           1.036                      --

   Scudder Small Cap Growth Portfolio - Class B (7/03)         2004        1.000           1.067                 119,412

   Scudder Strategic Income Portfolio - Class B (6/03)         2004        1.000           1.058                 118,591

   Scudder Technology Growth Portfolio - Class B (7/03)        2004        1.000           1.047                  18,276

   Scudder Total Return Portfolio - Class B (7/03)             2004        1.000           1.034                 299,103

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   SVS Davis Venture Value Portfolio - Class B (7/03)          2004        1.000           1.069                 146,415

   SVS Dreman Financial Services Portfolio - Class B (7/03)    2004        1.000           1.062                  54,289

   SVS Dreman High Return Equity Portfolio - Class B (6/03)    2004        1.000           1.116                 153,454

   SVS Dreman Small Cap Value Portfolio - Class B (7/03)       2004        1.000           1.169                  97,331

   SVS Eagle Focused Large Cap Growth Portfolio -
   Class B (7/03)                                              2004        1.000           1.012                  39,506

   SVS Focus Value & Growth Portfolio - Class B (8/03)         2004        1.000           1.106                  23,989

   SVS II Scudder Large Cap Value Portfolio - Class B (7/03)   2004        1.000           1.082                  16,225

   SVS Index 500 Portfolio - Class B (7/03)                    2004        1.000           1.087                  28,239

   SVS INVESCO Dynamic Growth Portfolio - Class B (8/03)       2004        1.000           1.104                      --

   SVS Janus Growth And Income Portfolio - Class B (8/03)      2004        1.000           1.102                  80,943

   SVS Janus Growth Opportunities Portfolio - Class B (7/03)   2004        1.000           1.109                      --

   SVS MFS Strategic Value Portfolio - Class B (8/03)          2004        1.000           1.142                  71,987

   SVS Oak Strategic Equity Portfolio - Class B (7/03)         2004        1.000           1.016                  43,542

   SVS Turner Mid Cap Growth Portfolio - Class B (7/03)        2004        1.000           1.099                  52,753

The Alger American Fund
   Alger American Balanced Portfolio - Class S Shares (6/03)   2004        1.000           1.017                  29,547

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Alger American Leveraged AllCap Portfolio - Class S         2004        1.000           1.069                  19,874
   Shares (7/03)

                         CONDENSED FINANCIAL INFORMATION

                         SEPARATE ACCOUNT CHARGES 2.30%

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
AIM Variable Insurance Funds, Inc.
   AIM V.I. Utilities Fund (7/03)                              2004        1.064           1.285                   4,889
                                                               2003        1.000           1.064                   3,671

Credit Suisse Trust
   Credit Suisse Trust Emerging Markets Portfolio (7/03)       2004        1.317           1.608                  71,630
                                                               2003        1.000           1.317                   8,911

   Credit Suisse Trust Global Post-Venture Capital
   Portfolio (6/03)                                            2004        1.236           1.425                  24,840
                                                               2003        1.000           1.236                   5,846

Dreyfus Investment Portfolio
   Dreyfus MidCap Stock Portfolio - Service Shares (6/03)      2004        1.169           1.305                 312,046
                                                               2003        1.000           1.169                 153,451

Dreyfus Socially Responsible Growth Fund, Inc.
   Dreyfus Socially Responsible Growth Fund, Inc.- Service
   Shares (9/03)                                               2004        1.123           1.163                   2,522
                                                               2003        1.000           1.123                      --

Scudder Investments VIT Funds
   Scudder Real Estate Securities Portfolio - Class B (6/03)   2004        1.162           1.484                 285,102
                                                               2003        1.000           1.162                  83,839

Scudder Variable Series I
   21st Century Growth Portfolio - Class B (8/03)              2004        1.125           1.216                  20,635
                                                               2003        1.000           1.125                  15,285

   Capital Growth Portfolio - Class B (7/03)                   2004        1.113           1.170                   8,270
                                                               2003        1.000           1.113                   1,068

   Global Discovery Portfolio - Class B (7/03)                 2004        1.251           1.505                  92,650
                                                               2003        1.000           1.251                  31,026

   Growth and Income Portfolio - Class B (6/03)                2004        1.125           1.207                 202,699
                                                               2003        1.000           1.125                 124,161

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Health Sciences Portfolio - Class B (6/03)                  2004        1.121           1.196                 217,098
                                                               2003        1.000           1.121                 157,925

   International Portfolio - Class B (7/03)                    2004        1.182           1.343                 125,614
                                                               2003        1.000           1.182                  62,215

Scudder Variable Series II
   Scudder Aggressive Growth Portfolio - Class B (8/03)        2004        1.162           1.177                   2,317
                                                               2003        1.000           1.162                     989

   Scudder Blue Chip Portfolio - Class B (6/03)                2004        1.153           1.302                 247,147
                                                               2003        1.000           1.153                 179,991

   Scudder Conservative Income Strategy Portfolio -
   Class B (8/04)                                              2004        1.005           1.040                      --

   Scudder Fixed Income Portfolio - Class B (6/03)             2004        0.986           1.003                 470,749
                                                               2003        1.000           0.986                 270,053

   Scudder Global Blue Chip Portfolio - Class B (8/03)         2004        1.178           1.316                  64,425
                                                               2003        1.000           1.178                  24,082

   Scudder Government & Agency Securities Portfolio -
   Class B (6/03)                                              2004        0.994           1.004                 153,613
                                                               2003        1.000           0.994                  38,297

   Scudder Growth & Income Strategy Portfolio (8/04)           2004        0.999           1.075                 174,161

   Scudder Growth Portfolio - Class B (7/03)                   2004        1.106           1.132                  20,675
                                                               2003        1.000           1.106                  11,697

   Scudder Growth Strategy Portfolio - Class B (9/04)          2004        1.016           1.094                  66,673

   Scudder High Income Portfolio - Class B (6/03)              2004        1.090           1.193                 264,203
                                                               2003        1.000           1.090                 106,510

   Scudder Income & Growth Strategy Portfolio -
   Class B (8/04)                                              2004        1.002           1.057                      --

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Scudder International Select Equity Portfolio -
   Class B (7/03)                                              2004        1.207           1.390                 157,582
                                                               2003        1.000           1.207                  46,406

   Scudder Mercury Large Cap Core Portfolio (12/04)            2004        1.000           1.036                      --

   Scudder Small Cap Growth Portfolio - Class B (7/03)         2004        1.130           1.221                  63,009
                                                               2003        1.000           1.130                  25,590

   Scudder Strategic Income Portfolio - Class B (6/03)         2004        0.983           1.040                 161,808
                                                               2003        1.000           0.983                  60,426

   Scudder Technology Growth Portfolio - Class B (7/03)        2004        1.213           1.203                 239,168
                                                               2003        1.000           1.213                 150,170

   Scudder Total Return Portfolio - Class B (7/03)             2004        1.061           1.103                  66,949
                                                               2003        1.000           1.061                  23,719

   SVS Davis Venture Value Portfolio - Class B (7/03)          2004        1.156           1.258                 154,835
                                                               2003        1.000           1.156                  34,834

   SVS Dreman Financial Services Portfolio - Class B (7/03)    2004        1.127           1.228                 182,671
                                                               2003        1.000           1.127                 137,906

   SVS Dreman High Return Equity Portfolio - Class B (6/03)    2004        1.160           1.288                 359,180
                                                               2003        1.000           1.160                  96,780

   SVS Dreman Small Cap Value Portfolio - Class B (7/03)       2004        1.242           1.524                 270,372
                                                               2003        1.000           1.242                 132,096

   SVS Eagle Focused Large Cap Growth Portfolio -
   Class B (7/03)                                              2004        1.116           1.107                 210,066
                                                               2003        1.000           1.116                 200,048

   SVS Focus Value & Growth Portfolio - Class B (8/03)         2004        1.155           1.252                  30,509
                                                               2003        1.000           1.155                   8,209

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   SVS II Scudder Large Cap Value Portfolio - Class B (7/03)   2004        1.160           1.243                 418,536
                                                               2003        1.000           1.160                 136,169

   SVS Index 500 Portfolio - Class B (7/03)                    2004        1.130           1.214               2,659,910
                                                               2003        1.000           1.130                  16,130

   SVS INVESCO Dynamic Growth Portfolio - Class B (8/03)       2004        1.173           1.277                   8,158
                                                               2003        1.000           1.173                      --

   SVS Janus Growth And Income Portfolio - Class B (8/03)      2004        1.117           1.213                 101,785
                                                               2003        1.000           1.117                  64,618

   SVS Janus Growth Opportunities Portfolio - Class B (7/03)   2004        1.108           1.215                   8,840
                                                               2003        1.000           1.108                      --

   SVS MFS Strategic Value Portfolio - Class B (8/03)          2004        1.120           1.285                 115,747
                                                               2003        1.000           1.120                  78,890

   SVS Oak Strategic Equity Portfolio - Class B (7/03)         2004        1.191           1.174                  69,853
                                                               2003        1.000           1.191                  21,468

   SVS Turner Mid Cap Growth Portfolio - Class B (7/03)        2004        1.210           1.309                 109,241
                                                               2003        1.000           1.210                  58,160

The Alger American Fund
   Alger American Balanced Portfolio - Class S Shares (6/03)   2004        1.060           1.080                 244,859
                                                               2003        1.000           1.060                 113,890

   Alger American Leveraged AllCap Portfolio - Class S
   Shares (7/03)                                               2004        1.119           1.180                  56,488
                                                               2003        1.000           1.119                  28,907

                         CONDENSED FINANCIAL INFORMATION

                         SEPARATE ACCOUNT CHARGES 2.45%

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
AIM Variable Insurance Funds, Inc.
   AIM V.I. Utilities Fund (7/03)                              2004        1.000           1.201                  14,967

Credit Suisse Trust
   Credit Suisse Trust Emerging Markets Portfolio (7/03)       2004        1.000           1.163                  30,197

   Credit Suisse Trust Global Post-Venture Capital
   Portfolio (6/03)                                            2004        1.000           1.131                  14,502

Dreyfus Investment Portfolio
   Dreyfus MidCap Stock Portfolio - Service Shares (6/03)      2004        1.000           1.115                  97,866

Dreyfus Socially Responsible Growth Fund, Inc.
   Dreyfus Socially Responsible Growth Fund, Inc.- Service
   Shares (9/03)                                               2004        1.000           1.043                      --

Scudder Investments VIT Funds
   Scudder Real Estate Securities Portfolio - Class B (6/03)   2004        1.000           1.211                 103,814

Scudder Variable Series I
   21st Century Growth Portfolio - Class B (8/03)              2004        1.000           1.067                  15,103

   Capital Growth Portfolio - Class B (7/03)                   2004        1.000           1.055                  12,050

   Global Discovery Portfolio - Class B (7/03)                 2004        1.000           1.195                  33,035

   Growth and Income Portfolio - Class B (6/03)                2004        1.000           1.080                  94,000

   Health Sciences Portfolio - Class B (6/03)                  2004        1.000           1.038                  45,737

   International Portfolio - Class B (7/03)                    2004        1.000           1.137                  12,744

Scudder Variable Series II
   Scudder Aggressive Growth Portfolio - Class B (8/03)        2004        1.000           1.044                      --

   Scudder Blue Chip Portfolio - Class B (6/03)                2004        1.000           1.111                 304,228

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Scudder Conservative Income Strategy Portfolio -
   Class B (8/04)                                              2004        1.005           1.039                      --

   Scudder Fixed Income Portfolio - Class B (6/03)             2004        1.000           0.995                 136,764

   Scudder Global Blue Chip Portfolio - Class B (8/03)         2004        1.000           1.123                  30,421

   Scudder Government & Agency Securities Portfolio -
   Class B (6/03)                                              2004        1.000           1.000                  42,080

   Scudder Growth & Income Strategy Portfolio (8/04)           2004        0.999           1.074                  56,813

   Scudder Growth Portfolio - Class B (7/03)                   2004        1.000           1.042                  13,797

   Scudder Growth Strategy Portfolio - Class B (9/04)          2004        1.016           1.093                 158,450

   Scudder High Income Portfolio - Class B (6/03)              2004        1.000           1.084                 154,394

   Scudder Income & Growth Strategy Portfolio -
   Class B (8/04)                                              2004        1.002           1.056                  38,474

   Scudder International Select Equity Portfolio -
   Class B (7/03)                                              2004        1.000           1.150                  62,648

   Scudder Mercury Large Cap Core Portfolio (12/04)            2004        1.000           1.036                      --

   Scudder Small Cap Growth Portfolio - Class B (7/03)         2004        1.000           1.065                  53,654

   Scudder Strategic Income Portfolio - Class B (6/03)         2004        1.000           1.056                  72,057

   Scudder Technology Growth Portfolio - Class B (7/03)        2004        1.000           1.045                  26,288

   Scudder Total Return Portfolio - Class B (7/03)             2004        1.000           1.032                 397,085

   SVS Davis Venture Value Portfolio - Class B (7/03)          2004        1.000           1.068                  51,392

   SVS Dreman Financial Services Portfolio - Class B (7/03)    2004        1.000           1.060                  38,097

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   SVS Dreman High Return Equity Portfolio - Class B (6/03)    2004        1.000           1.114                 336,143

   SVS Dreman Small Cap Value Portfolio - Class B (7/03)       2004        1.000           1.167                 171,699

   SVS Eagle Focused Large Cap Growth Portfolio -
   Class B (7/03)                                              2004        1.000           1.011                  24,710

   SVS Focus Value & Growth Portfolio - Class B (8/03)         2004        1.000           1.104                  19,134

   SVS II Scudder Large Cap Value Portfolio - Class B (7/03)   2004        1.000           1.080                  28,977

   SVS Index 500 Portfolio - Class B (7/03)                    2004        1.000           1.085                  36,621

   SVS INVESCO Dynamic Growth Portfolio - Class B (8/03)       2004        1.000           1.102                   3,294

   SVS Janus Growth And Income Portfolio - Class B (8/03)      2004        1.000           1.101                   7,615

   SVS Janus Growth Opportunities Portfolio - Class B (7/03)   2004        1.000           1.107                   1,448

   SVS MFS Strategic Value Portfolio - Class B (8/03)          2004        1.000           1.140                 126,887

   SVS Oak Strategic Equity Portfolio - Class B (7/03)         2004        1.000           1.015                  85,995

   SVS Turner Mid Cap Growth Portfolio - Class B (7/03)        2004        1.000           1.097                  23,822

The Alger American Fund
   Alger American Balanced Portfolio - Class S Shares (6/03)   2004        1.000           1.016                  40,228

   Alger American Leveraged AllCap Portfolio - Class S
   Shares (7/03)                                               2004        1.000           1.067                     724

                         CONDENSED FINANCIAL INFORMATION

                         SEPARATE ACCOUNT CHARGES 2.50%

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
AIM Variable Insurance Funds, Inc.
   AIM V.I. Utilities Fund (7/03)                              2004        1.063           1.281                      --
                                                               2003        1.000           1.063                      --

Credit Suisse Trust
   Credit Suisse Trust Emerging Markets Portfolio (7/03)       2004        1.315           1.603                      --
                                                               2003        1.000           1.315                      --

   Credit Suisse Trust Global Post-Venture Capital
   Portfolio (6/03)                                            2004        1.234           1.420                   9,450
                                                               2003        1.000           1.234                      --

Dreyfus Investment Portfolio
   Dreyfus MidCap Stock Portfolio - Service Shares (6/03)      2004        1.168           1.301                  20,700
                                                               2003        1.000           1.168                   2,954

Dreyfus Socially Responsible Growth Fund, Inc.
   Dreyfus Socially Responsible Growth Fund, Inc.- Service
   Shares (9/03)                                               2004        1.122           1.159                   1,693
                                                               2003        1.000           1.122                      --

Scudder Investments VIT Funds
   Scudder Real Estate Securities Portfolio - Class B (6/03)   2004        1.160           1.479                  22,484
                                                               2003        1.000           1.160                  19,416

Scudder Variable Series I
   21st Century Growth Portfolio - Class B (8/03)              2004        1.124           1.213                   1,644
                                                               2003        1.000           1.124                      --

   Capital Growth Portfolio - Class B (7/03)                   2004        1.112           1.166                     685
                                                               2003        1.000           1.112                   4,458

   Global Discovery Portfolio - Class B (7/03)                 2004        1.249           1.500                      --
                                                               2003        1.000           1.249                      --

   Growth and Income Portfolio - Class B (6/03)                2004        1.124           1.204                  18,875
                                                               2003        1.000           1.124                   3,037

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Health Sciences Portfolio - Class B (6/03)                  2004        1.119           1.192                  19,645
                                                               2003        1.000           1.119                   3,026

   International Portfolio - Class B (7/03)                    2004        1.181           1.339                  29,799
                                                               2003        1.000           1.181                      --

Scudder Variable Series II
   Scudder Aggressive Growth Portfolio - Class B (8/03)        2004        1.161           1.173                      --
                                                               2003        1.000           1.161                      --

   Scudder Blue Chip Portfolio - Class B (6/03)                2004        1.152           1.298                  32,956
                                                               2003        1.000           1.152                   5,171

   Scudder Conservative Income Strategy Portfolio -
   Class B (8/04)                                              2004        1.005           1.039                      --

   Scudder Fixed Income Portfolio - Class B (6/03)             2004        0.985           1.000                  79,619
                                                               2003        1.000           0.985                  76,330

   Scudder Global Blue Chip Portfolio - Class B (8/03)         2004        1.176           1.312                      --
                                                               2003        1.000           1.176                      --

   Scudder Government & Agency Securities Portfolio -
   Class B (6/03)                                              2004        0.992           1.000                  47,637
                                                               2003        1.000           0.992                  32,340

   Scudder Growth & Income Strategy Portfolio (8/04)           2004        0.999           1.074                      --

   Scudder Growth Portfolio - Class B (7/03)                   2004        1.105           1.129                  61,194
                                                               2003        1.000           1.105                  41,847

   Scudder Growth Strategy Portfolio - Class B (9/04)          2004        1.016           1.093                      --

   Scudder High Income Portfolio - Class B (6/03)              2004        1.088           1.190                  46,176
                                                               2003        1.000           1.088                  51,580

   Scudder Income & Growth Strategy Portfolio -
   Class B (8/04)                                              2004        1.002           1.056                      --

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   Scudder International Select Equity Portfolio -
   Class B (7/03)                                              2004        1.206           1.386                  25,149
                                                               2003        1.000           1.206                   6,416

   Scudder Mercury Large Cap Core Portfolio (12/04)            2004        1.000           1.036                      --

   Scudder Small Cap Growth Portfolio - Class B (7/03)         2004        1.129           1.217                   8,371
                                                               2003        1.000           1.129                   1,694

   Scudder Strategic Income Portfolio - Class B (6/03)         2004        0.982           1.037                  38,007
                                                               2003        1.000           0.982                  40,148

   Scudder Technology Growth Portfolio - Class B (7/03)        2004        1.212           1.199                  17,722
                                                               2003        1.000           1.212                   3,721

   Scudder Total Return Portfolio - Class B (7/03)             2004        1.060           1.099                  24,206
                                                               2003        1.000           1.060                  19,675

   SVS Davis Venture Value Portfolio - Class B (7/03)          2004        1.154           1.254                  17,847
                                                               2003        1.000           1.154                  12,988

   SVS Dreman Financial Services Portfolio - Class B (7/03)    2004        1.126           1.225                  17,226
                                                               2003        1.000           1.126                   3,952

   SVS Dreman High Return Equity Portfolio - Class B (6/03)    2004        1.159           1.284                  20,534
                                                               2003        1.000           1.159                  16,681

   SVS Dreman Small Cap Value Portfolio - Class B (7/03)       2004        1.241           1.519                  17,463
                                                               2003        1.000           1.241                   7,314

   SVS Eagle Focused Large Cap Growth Portfolio -
   Class B (7/03)                                              2004        1.115           1.103                  47,481
                                                               2003        1.000           1.115                  27,322

   SVS Focus Value & Growth Portfolio - Class B (8/03)         2004        1.154           1.248                   5,150
                                                               2003        1.000           1.154                   2,261

                         CONDENSED FINANCIAL INFORMATION

                                                                       UNIT VALUE AT                     NUMBER OF UNITS
                                                                       BEGINNING OF    UNIT VALUE AT      OUTSTANDING AT
                       PORTFOLIO NAME                          YEAR        YEAR         END OF YEAR        END OF YEAR
------------------------------------------------------------   ----    -------------   -------------     ---------------
   SVS II Scudder Large Cap Value Portfolio - Class B (7/03)   2004        1.159           1.239                  85,993
                                                               2003        1.000           1.159                  52,234

   SVS Index 500 Portfolio - Class B (7/03)                    2004        1.128           1.211                  13,006
                                                               2003        1.000           1.128                  11,827

   SVS INVESCO Dynamic Growth Portfolio - Class B (8/03)       2004        1.172           1.274                      --
                                                               2003        1.000           1.172                      --

   SVS Janus Growth And Income Portfolio - Class B (8/03)      2004        1.116           1.209                  29,093
                                                               2003        1.000           1.116                  24,774

   SVS Janus Growth Opportunities Portfolio - Class B (7/03)   2004        1.107           1.211                      --
                                                               2003        1.000           1.107                      --

   SVS MFS Strategic Value Portfolio - Class B (8/03)          2004        1.119           1.281                  21,916
                                                               2003        1.000           1.119                   3,966

   SVS Oak Strategic Equity Portfolio - Class B (7/03)         2004        1.190           1.171                  18,564
                                                               2003        1.000           1.190                   8,848

   SVS Turner Mid Cap Growth Portfolio - Class B (7/03)        2004        1.209           1.305                  23,421
                                                               2003        1.000           1.209                  13,836

The Alger American Fund
   Alger American Balanced Portfolio - Class S Shares (6/03)   2004        1.059           1.077                  59,935
                                                               2003        1.000           1.059                  30,769

   Alger American Leveraged AllCap Portfolio - Class S
   Shares (7/03)                                               2004        1.118           1.176                  11,467
                                                               2003        1.000           1.118                   2,820

                                      NOTES

Effective "10/15/2004" AIM Variable Insurance Funds, Inc., INVESCO VIF - Utilities Fund changed its name to AIM Variable Insurance Funds, Inc.: AIM V.I. Utilities Fund

The date next to each funding option's name reflects the date money first came into the funding option through the Separate Account.

Funding options not listed above had no amount allocated to them or where not available as of December 31, 2004.

"Number of Units outstanding at the end of the period" may include units for Contracts Owners in payout phase, where appropriate.

If a accumulate unit value has no assets and units across all sub-accounts within the Separate Account, and has had no assets and units for the history displayed on the Condensed Financial Information in the past, then it may not be displayed.

ANNUAL REPORT
DECEMBER 31, 2004

                          TLAC SEPARATE ACCOUNT TWELVE
                          FOR VARIABLE ANNUITIES

[TRAVELERS LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Cityplace
Hartford, CT  06103

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2004

                                         CAPITAL                                 MANAGED               MONEY
                                      APPRECIATION          HIGH YIELD            ASSETS              MARKET
                                          FUND              BOND TRUST            TRUST              PORTFOLIO
                                      ------------         -----------         -----------         -----------
ASSETS:
  Investments at market value:         $ 1,457,333         $   693,222         $   986,643         $11,086,137

  Receivables:
    Dividends ................                  --                  --                  --              10,203
                                       -----------         -----------         -----------         -----------

      Total Assets ...........           1,457,333             693,222             986,643          11,096,340
                                       -----------         -----------         -----------         -----------

LIABILITIES:

      Total Liabilities ......                  --                  --                  --                  --
                                       -----------         -----------         -----------         -----------

NET ASSETS:                            $ 1,457,333         $   693,222         $   986,643         $11,096,340
                                       ===========         ===========         ===========         ===========


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                        AIM V.I.            AIM V.I.
                                         CAPITAL            MID CAP
                                      APPRECIATION        CORE EQUITY         AIM V.I.      ALLIANCEBERNSTEIN
                                         FUND -              FUND -          UTILITIES        PREMIER GROWTH
                                        SERIES II          SERIES II            FUND        PORTFOLIO - CLASS B
                                      ------------        ----------         ----------     -------------------
ASSETS:
  Investments at market value:         $5,456,300         $3,560,066         $  493,906         $1,340,526

  Receivables:
    Dividends ................                 --                 --                 --                 --
                                       ----------         ----------         ----------         ----------

      Total Assets ...........          5,456,300          3,560,066            493,906          1,340,526
                                       ----------         ----------         ----------         ----------

LIABILITIES:

      Total Liabilities ......                 --                 --                 --                 --
                                       ----------         ----------         ----------         ----------

NET ASSETS:                            $5,456,300         $3,560,066         $  493,906         $1,340,526
                                       ==========         ==========         ==========         ==========


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                                                                 CREDIT SUISSE          DELAWARE
                                                             CREDIT SUISSE        TRUST GLOBAL          VIP REIT
  GLOBAL GROWTH          GROWTH         GROWTH-INCOME       TRUST EMERGING        POST-VENTURE          SERIES -
 FUND - CLASS 2      FUND - CLASS 2     FUND - CLASS 2          MARKETS             CAPITAL             STANDARD
     SHARES              SHARES             SHARES             PORTFOLIO           PORTFOLIO             CLASS
 --------------      --------------     --------------      --------------       -------------        -----------
  $ 5,686,731         $14,958,679         $14,360,975         $ 1,875,165         $   394,042         $ 4,437,251

           --                  --                  --                  --                  --                  --
  -----------         -----------         -----------         -----------         -----------         -----------

    5,686,731          14,958,679          14,360,975           1,875,165             394,042           4,437,251
  -----------         -----------         -----------         -----------         -----------         -----------

           --                  --                  --                  --                  --                  --
  -----------         -----------         -----------         -----------         -----------         -----------

  $ 5,686,731         $14,958,679         $14,360,975         $ 1,875,165         $   394,042         $ 4,437,251
  ===========         ===========         ===========         ===========         ===========         ===========


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                                           DREYFUS
                                                           SOCIALLY                            DREYFUS VIF
                                                         RESPONSIBLE        DREYFUS VIF         DEVELOPING
                                         DREYFUS            GROWTH          APPRECIATION         LEADERS
                                      MIDCAP STOCK       FUND, INC.-        PORTFOLIO -        PORTFOLIO -
                                       PORTFOLIO -         SERVICE            INITIAL            INITIAL
                                     SERVICE SHARES         SHARES             SHARES             SHARES
                                     --------------      -----------        ------------       -----------
ASSETS:
  Investments at market value:         $4,424,524         $   91,094         $1,529,667         $3,609,208

  Receivables:
    Dividends ................                 --                 --                 --                 --
                                       ----------         ----------         ----------         ----------

      Total Assets ...........          4,424,524             91,094          1,529,667          3,609,208
                                       ----------         ----------         ----------         ----------

LIABILITIES:

      Total Liabilities ......                 --                 --                 --                 --
                                       ----------         ----------         ----------         ----------

NET ASSETS:                            $4,424,524         $   91,094         $1,529,667         $3,609,208
                                       ==========         ==========         ==========         ==========


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

   FRANKLIN                                                     TEMPLETON
    RISING                                   MUTUAL            DEVELOPING          TEMPLETON           TEMPLETON
   DIVIDENDS            FRANKLIN             SHARES              MARKETS            FOREIGN              GROWTH
  SECURITIES           SMALL CAP           SECURITIES          SECURITIES          SECURITIES          SECURITIES
    FUND -               FUND -              FUND -              FUND -              FUND -              FUND -
    CLASS 2             CLASS 2             CLASS 2              CLASS 2            CLASS 2             CLASS 2
    SHARES               SHARES              SHARES              SHARES              SHARES              SHARES
  -----------         -----------         -----------         -----------         -----------         -----------
  $11,625,070         $ 4,793,885         $ 2,632,318         $ 2,819,976         $ 5,738,753         $ 3,901,257

           --                  --                  --                  --                  --                  --
  -----------         -----------         -----------         -----------         -----------         -----------

   11,625,070           4,793,885           2,632,318           2,819,976           5,738,753           3,901,257
  -----------         -----------         -----------         -----------         -----------         -----------

           --                  --                  --                  --                  --                  --
  -----------         -----------         -----------         -----------         -----------         -----------

  $11,625,070         $ 4,793,885         $ 2,632,318         $ 2,819,976         $ 5,738,753         $ 3,901,257
  ===========         ===========         ===========         ===========         ===========         ===========


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                                           SALOMON            SALOMON            SALOMON
                                                           BROTHERS           BROTHERS           BROTHERS
                                                           VARIABLE           VARIABLE           VARIABLE
                                         EQUITY           AGGRESSIVE         AGGRESSIVE          GROWTH &
                                          INDEX             GROWTH             GROWTH             INCOME
                                       PORTFOLIO -          FUND -             FUND -             FUND -
                                        CLASS II           CLASS I            CLASS II           CLASS I
                                         SHARES             SHARES             SHARES             SHARES
                                       ----------         ----------         ----------         ----------
ASSETS:
  Investments at market value:         $6,410,252         $3,188,909         $7,098,875         $1,292,345

  Receivables:
    Dividends ................                 --                 --                 --                 --
                                       ----------         ----------         ----------         ----------

      Total Assets ...........          6,410,252          3,188,909          7,098,875          1,292,345
                                       ----------         ----------         ----------         ----------

LIABILITIES:

      Total Liabilities ......                 --                 --                 --                 --
                                       ----------         ----------         ----------         ----------

NET ASSETS:                            $6,410,252         $3,188,909         $7,098,875         $1,292,345
                                       ==========         ==========         ==========         ==========


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                     GLOBAL LIFE           GLOBAL           WORLDWIDE
   BALANCED            SCIENCES          TECHNOLOGY          GROWTH             LAZARD             GROWTH
  PORTFOLIO -        PORTFOLIO -        PORTFOLIO -        PORTFOLIO -        RETIREMENT            AND
    SERVICE            SERVICE            SERVICE            SERVICE          SMALL CAP            INCOME
    SHARES              SHARES             SHARES            SHARES           PORTFOLIO          PORTFOLIO
  -----------        -----------        -----------        -----------        ----------         ----------
  $  941,519         $  736,176         $  699,655         $  393,669         $2,407,161         $3,319,804

          --                 --                 --                 --                 --                 --
  ----------         ----------         ----------         ----------         ----------         ----------

     941,519            736,176            699,655            393,669          2,407,161          3,319,804
  ----------         ----------         ----------         ----------         ----------         ----------

          --                 --                 --                 --                 --                 --
  ----------         ----------         ----------         ----------         ----------         ----------

  $  941,519         $  736,176         $  699,655         $  393,669         $2,407,161         $3,319,804
  ==========         ==========         ==========         ==========         ==========         ==========


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                                           MERRILL            MERRILL          OPPENHEIMER
                                                            LYNCH              LYNCH             CAPITAL
                                                            GLOBAL             VALUE           APPRECIATION
                                         MID-CAP          ALLOCATION       OPPORTUNITIES        FUND/VA -
                                          VALUE          V.I. FUND -        V.I. FUND -          SERVICE
                                        PORTFOLIO         CLASS III          CLASS III            SHARES
                                       ----------        -----------       -------------       ------------
ASSETS:
  Investments at market value:         $3,719,225         $1,755,917         $1,223,558         $4,906,388

  Receivables:
    Dividends ................                 --                 --                 --                 --
                                       ----------         ----------         ----------         ----------

      Total Assets ...........          3,719,225          1,755,917          1,223,558          4,906,388
                                       ----------         ----------         ----------         ----------

LIABILITIES:

      Total Liabilities ......                 --                 --                 --                 --
                                       ----------         ----------         ----------         ----------

NET ASSETS:                            $3,719,225         $1,755,917         $1,223,558         $4,906,388
                                       ==========         ==========         ==========         ==========


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

  OPPENHEIMER        OPPENHEIMER                                               PIONEER             PIONEER
    GLOBAL               MAIN              REAL              TOTAL             AMERICA             BALANCED
  SECURITIES            STREET            RETURN            RETURN              INCOME               VCT
   FUND/VA -          FUND/VA -        PORTFOLIO -        PORTFOLIO -       VCT PORTFOLIO        PORTFOLIO -
    SERVICE            SERVICE        ADMINISTRATIVE    ADMINISTRATIVE        - CLASS II           CLASS II
    SHARES              SHARES            CLASS              CLASS              SHARES              SHARES
  -----------        -----------      --------------    --------------      -------------        -----------
  $6,291,006         $  349,940         $3,374,669         $7,524,611         $7,512,962         $6,178,679

          --                 --                 --                 --                 --                 --
  ----------         ----------         ----------         ----------         ----------         ----------

   6,291,006            349,940          3,374,669          7,524,611          7,512,962          6,178,679
  ----------         ----------         ----------         ----------         ----------         ----------

          --                 --                 --                 --                 --                 --
  ----------         ----------         ----------         ----------         ----------         ----------

  $6,291,006         $  349,940         $3,374,669         $7,524,611         $7,512,962         $6,178,679
  ==========         ==========         ==========         ==========         ==========         ==========


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                         PIONEER             PIONEER
                                        EMERGING              EQUITY             PIONEER             PIONEER
                                       MARKETS VCT          INCOME VCT          EUROPE VCT           FUND VCT
                                       PORTFOLIO -         PORTFOLIO -         PORTFOLIO -         PORTFOLIO -
                                        CLASS II             CLASS II            CLASS II            CLASS II
                                         SHARES               SHARES              SHARES              SHARES
                                       -----------         -----------         -----------         -----------
ASSETS:
  Investments at market value:         $ 3,534,452         $10,402,078         $   339,977         $15,481,035

  Receivables:
    Dividends ................                  --                  --                  --                  --
                                       -----------         -----------         -----------         -----------

      Total Assets ...........           3,534,452          10,402,078             339,977          15,481,035
                                       -----------         -----------         -----------         -----------

LIABILITIES:

      Total Liabilities ......                  --                  --                  --                  --
                                       -----------         -----------         -----------         -----------

NET ASSETS:                            $ 3,534,452         $10,402,078         $   339,977         $15,481,035
                                       ===========         ===========         ===========         ===========


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                                                                    PIONEER
                                                                                   OAK RIDGE
    PIONEER             PIONEER             PIONEER             PIONEER            LARGE CAP            PIONEER
    GROWTH             HIGH YIELD        INTERNATIONAL          MID CAP              GROWTH               PAPP
  SHARES VCT              VCT              VALUE VCT           VALUE VCT              VCT           AMERICA-PACIFIC
  PORTFOLIO -         PORTFOLIO -         PORTFOLIO -         PORTFOLIO -         PORTFOLIO -           RIM FUND
   CLASS II             CLASS II            CLASS II           CLASS II             CLASS II         VCT - CLASS II
    SHARES               SHARES              SHARES             SHARES               SHARES              SHARES
  -----------         -----------         -----------         -----------         -----------       ---------------
  $ 5,235,572         $35,120,485         $ 2,386,496         $ 9,197,868         $ 1,831,990         $   636,455

           --                  --                  --                  --                  --                  --
  -----------         -----------         -----------         -----------         -----------         -----------

    5,235,572          35,120,485           2,386,496           9,197,868           1,831,990             636,455
  -----------         -----------         -----------         -----------         -----------         -----------

           --                  --                  --                  --                  --                  --
  -----------         -----------         -----------         -----------         -----------         -----------

  $ 5,235,572         $35,120,485         $ 2,386,496         $ 9,197,868         $ 1,831,990         $   636,455
  ===========         ===========         ===========         ===========         ===========         ===========


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                      PIONEER PAPP
                                         SMALL &                                                  PIONEER
                                         MID CAP           PIONEER             PIONEER             SMALL
                                         GROWTH          REAL ESTATE          SMALL CAP           COMPANY
                                           VCT            Shares VCT          Value VCT             VCT
                                       PORTFOLIO -       PORTFOLIO -         PORTFOLIO -        PORTFOLIO -
                                        CLASS II           CLASS II            CLASS II           CLASS II
                                         SHARES             SHARES              SHARES             SHARES
                                      ------------       -----------         -----------        -----------
ASSETS:
  Investments at market value:         $  942,953         $6,609,691         $5,922,019         $1,240,313

  Receivables:
    Dividends ................                 --                 --                 --                 --
                                       ----------         ----------         ----------         ----------

      Total Assets ...........            942,953          6,609,691          5,922,019          1,240,313
                                       ----------         ----------         ----------         ----------

LIABILITIES:

      Total Liabilities ......                 --                 --                 --                 --
                                       ----------         ----------         ----------         ----------

NET ASSETS:                            $  942,953         $6,609,691         $5,922,019         $1,240,313
                                       ==========         ==========         ==========         ==========


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

    PIONEER                                  PUTNAM            PUTNAM VT
   STRATEGIC            PIONEER                VT              SMALL CAP
  INCOME VCT           VALUE VCT         INTERNATIONAL          VALUE
  PORTFOLIO -         PORTFOLIO -        EQUITY FUND -          FUND -              ALL CAP            INVESTORS
   CLASS II             CLASS II            CLASS IB           CLASS IB             FUND -               FUND -
    SHARES               SHARES              SHARES             SHARES              CLASS I             CLASS I
  -----------         -----------        -------------        -----------         -----------         -----------
  $10,983,773         $ 4,755,803         $   265,756         $ 3,820,824         $ 2,559,720         $ 1,942,018

           --                  --                  --                  --                  --                  --
  -----------         -----------         -----------         -----------         -----------         -----------

   10,983,773           4,755,803             265,756           3,820,824           2,559,720           1,942,018
  -----------         -----------         -----------         -----------         -----------         -----------

           --                  --                  --                  --                  --                  --
  -----------         -----------         -----------         -----------         -----------         -----------

  $10,983,773         $ 4,755,803         $   265,756         $ 3,820,824         $ 2,559,720         $ 1,942,018
  ===========         ===========         ===========         ===========         ===========         ===========


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                                                                                   SCUDDER
                                                                                                    REAL
                                        LARGE CAP          SMALL CAP           TOTAL               ESTATE
                                         GROWTH              GROWTH            RETURN            SECURITIES
                                         FUND -              FUND -            FUND -           PORTFOLIO -
                                         CLASS I            CLASS I           CLASS II            CLASS B
                                       ----------         ----------         ----------         -----------
ASSETS:
  Investments at market value:         $2,194,235         $3,188,620         $4,164,784         $3,514,479

  Receivables:
    Dividends ................                 --                 --                 --                 --
                                       ----------         ----------         ----------         ----------

      Total Assets ...........          2,194,235          3,188,620          4,164,784          3,514,479
                                       ----------         ----------         ----------         ----------

LIABILITIES:

      Total Liabilities ......                 --                 --                 --                 --
                                       ----------         ----------         ----------         ----------

NET ASSETS:                            $2,194,235         $3,188,620         $4,164,784         $3,514,479
                                       ==========         ==========         ==========         ==========


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

     21ST
    CENTURY            CAPITAL             GLOBAL         GROWTH AND            HEALTH
    GROWTH              GROWTH           DISCOVERY          INCOME             SCIENCES        INTERNATIONAL
  PORTFOLIO -        PORTFOLIO -        PORTFOLIO -       PORTFOLIO -        PORTFOLIO -        PORTFOLIO -
    CLASS B            CLASS B            CLASS B           CLASS B            CLASS B            CLASS B
  -----------        -----------        -----------       -----------        -----------       -------------
  $  509,145         $1,586,887         $1,662,282         $2,045,241         $1,681,029         $2,029,109

          --                 --                 --                 --                 --                 --
  ----------         ----------         ----------         ----------         ----------         ----------

     509,145          1,586,887          1,662,282          2,045,241          1,681,029          2,029,109
  ----------         ----------         ----------         ----------         ----------         ----------

          --                 --                 --                 --                 --                 --
  ----------         ----------         ----------         ----------         ----------         ----------

  $  509,145         $1,586,887         $1,662,282         $2,045,241         $1,681,029         $2,029,109
  ==========         ==========         ==========         ==========         ==========         ==========


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                                                              SCUDDER
                                         SCUDDER                            CONSERVATIVE          SCUDDER
                                       AGGRESSIVE           SCUDDER            INCOME              FIXED
                                         GROWTH            BLUE CHIP          STRATEGY             INCOME
                                       PORTFOLIO -        PORTFOLIO -       PORTFOLIO -         PORTFOLIO -
                                         CLASS B            CLASS B           CLASS B             CLASS B
                                       -----------        -----------       ------------        -----------
ASSETS:
  Investments at market value:         $  352,249         $2,957,601         $   58,404         $6,373,482

  Receivables:
    Dividends ................                 --                 --                 --                 --
                                       ----------         ----------         ----------         ----------

      Total Assets ...........            352,249          2,957,601             58,404          6,373,482
                                       ----------         ----------         ----------         ----------

LIABILITIES:

      Total Liabilities ......                 --                 --                 --                 --
                                       ----------         ----------         ----------         ----------

NET ASSETS:                            $  352,249         $2,957,601         $   58,404         $6,373,482
                                       ==========         ==========         ==========         ==========


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                               DECEMBER 31, 2004

                       SCUDDER                                                                     SCUDDER
    SCUDDER            GROWTH &                              SCUDDER            SCUDDER            INCOME &
    GLOBAL              INCOME            SCUDDER            GROWTH               HIGH              GROWTH
   BLUE CHIP           STRATEGY            GROWTH           STRATEGY             INCOME            STRATEGY
  PORTFOLIO -        PORTFOLIO -        PORTFOLIO -        PORTFOLIO -        PORTFOLIO -        PORTFOLIO -
    CLASS B            CLASS B            CLASS B            CLASS B            CLASS B            CLASS B
  -----------        -----------        -----------        -----------        -----------        -----------
  $1,450,771         $3,258,455         $1,146,073         $2,695,163         $4,131,083         $1,630,422

          --                 --                 --                 --                 --                 --
  ----------         ----------         ----------         ----------         ----------         ----------

   1,450,771          3,258,455          1,146,073          2,695,163          4,131,083          1,630,422
  ----------         ----------         ----------         ----------         ----------         ----------

          --                 --                 --                 --                 --                 --
  ----------         ----------         ----------         ----------         ----------         ----------

  $1,450,771         $3,258,455         $1,146,073         $2,695,163         $4,131,083         $1,630,422
  ==========         ==========         ==========         ==========         ==========         ==========


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                        SCUDDER             SCUDDER            SCUDDER            SCUDDER
                                     INTERNATIONAL           MONEY            SMALL CAP          STRATEGIC
                                     SELECT EQUITY           MARKET             GROWTH             INCOME
                                      PORTFOLIO -         PORTFOLIO -        PORTFOLIO -        PORTFOLIO -
                                        CLASS B             CLASS B            CLASS B            CLASS B
                                     -------------        -----------        -----------        -----------
ASSETS:
  Investments at market value:         $4,697,807         $6,014,058         $2,233,453         $2,955,435

  Receivables:
    Dividends ................                 --              3,703                 --                 --
                                       ----------         ----------         ----------         ----------

      Total Assets ...........          4,697,807          6,017,761          2,233,453          2,955,435
                                       ----------         ----------         ----------         ----------

LIABILITIES:

      Total Liabilities ......                 --                 --                 --                 --
                                       ----------         ----------         ----------         ----------

NET ASSETS:                            $4,697,807         $6,017,761         $2,233,453         $2,955,435
                                       ==========         ==========         ==========         ==========


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                                               SVS                SVS                SVS
   SCUDDER             SCUDDER           SVS DAVIS           DREMAN              DREMAN             DREMAN
 TECHNOLOGY             TOTAL             VENTURE           FINANCIAL         HIGH RETURN         SMALL CAP
   GROWTH               RETURN             VALUE            SERVICES             EQUITY             VALUE
 PORTFOLIO -         PORTFOLIO -        PORTFOLIO -        PORTFOLIO -        PORTFOLIO -        PORTFOLIO -
   CLASS B             CLASS B            CLASS B            CLASS B            CLASS B            CLASS B
 -----------         -----------        -----------        -----------        -----------        -----------
  $1,379,419         $3,149,724         $8,145,724         $1,499,126         $6,498,071         $5,900,714

          --                 --                 --                 --                 --                 --
  ----------         ----------         ----------         ----------         ----------         ----------

   1,379,419          3,149,724          8,145,724          1,499,126          6,498,071          5,900,714
  ----------         ----------         ----------         ----------         ----------         ----------

          --                 --                 --                 --                 --                 --
  ----------         ----------         ----------         ----------         ----------         ----------

  $1,379,419         $3,149,724         $8,145,724         $1,499,126         $6,498,071         $5,900,714
  ==========         ==========         ==========         ==========         ==========         ==========


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                        SVS EAGLE             SVS              SCUDDER
                                         FOCUSED             FOCUS            GOVERNMENT         SCUDDER
                                        LARGE CAP           VALUE &            & AGENCY         LARGE CAP
                                         GROWTH              GROWTH           SECURITIES          VALUE
                                       PORTFOLIO -        PORTFOLIO -        PORTFOLIO -        PORTFOLIO -
                                         CLASS B            CLASS B            CLASS B           CLASS B
                                       -----------        -----------        -----------        -----------
ASSETS:
  Investments at market value:         $1,971,911         $  580,675         $3,343,051         $3,390,460

  Receivables:
    Dividends ................                 --                 --                 --                 --
                                       ----------         ----------         ----------         ----------

      Total Assets ...........          1,971,911            580,675          3,343,051          3,390,460
                                       ----------         ----------         ----------         ----------

LIABILITIES:

      Total Liabilities ......                 --                 --                 --                 --
                                       ----------         ----------         ----------         ----------

NET ASSETS:                            $1,971,911         $  580,675         $3,343,051         $3,390,460
                                       ==========         ==========         ==========         ==========


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                         SVS
                       INVESCO           SVS JANUS          SVS JANUS          SVS MFS            SVS OAK
     SVS               DYNAMIC           GROWTH AND          GROWTH           STRATEGIC          STRATEGIC
  INDEX 500             GROWTH             INCOME         OPPORTUNITIES         VALUE              EQUITY
  PORTFOLIO -        PORTFOLIO -        PORTFOLIO -        PORTFOLIO -       PORTFOLIO -        PORTFOLIO -
   CLASS B             CLASS B            CLASS B            CLASS B           CLASS B            CLASS B
  -----------        -----------        -----------       -------------      -----------        -----------
  $6,160,846         $  398,878         $2,082,237         $  307,565         $1,638,117         $2,134,676

          --                 --                 --                 --                 --                 --
  ----------         ----------         ----------         ----------         ----------         ----------

   6,160,846            398,878          2,082,237            307,565          1,638,117          2,134,676
  ----------         ----------         ----------         ----------         ----------         ----------

          --                 --                 --                 --                 --                 --
  ----------         ----------         ----------         ----------         ----------         ----------

  $6,160,846         $  398,878         $2,082,237         $  307,565         $1,638,117         $2,134,676
  ==========         ==========         ==========         ==========         ==========         ==========


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                                                                ALGER
                                           SVS               ALGER             AMERICAN
                                         TURNER             AMERICAN          LEVERAGED
                                         MID CAP            BALANCED            ALLCAP
                                         GROWTH           PORTFOLIO -        PORTFOLIO -       CONVERTIBLE
                                       PORTFOLIO -          CLASS S            CLASS S          SECURITIES
                                         CLASS B             SHARES             SHARES          PORTFOLIO
                                       -----------        -----------        -----------       -----------
ASSETS:
  Investments at market value:         $1,648,126         $2,874,503         $  842,987         $2,568,005

  Receivables:
    Dividends ................                 --                 --                 --                 --
                                       ----------         ----------         ----------         ----------

      Total Assets ...........          1,648,126          2,874,503            842,987          2,568,005
                                       ----------         ----------         ----------         ----------

LIABILITIES:

      Total Liabilities ......                 --                 --                 --                 --
                                       ----------         ----------         ----------         ----------

NET ASSETS:                            $1,648,126         $2,874,503         $  842,987         $2,568,005
                                       ==========         ==========         ==========         ==========


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

  DISCIPLINED                                                                                      LAZARD
    MID CAP            EQUITY           FEDERATED          FEDERATED                           INTERNATIONAL
     STOCK             INCOME           HIGH YIELD           STOCK             LARGE CAP           STOCK
   PORTFOLIO         PORTFOLIO          PORTFOLIO          PORTFOLIO           PORTFOLIO         PORTFOLIO
  ----------         ----------         ----------         ----------         ----------       -------------
  $2,480,813         $3,401,858         $1,862,058         $  445,980         $1,504,677         $  951,922

          --                 --                 --                 --                 --                 --
  ----------         ----------         ----------         ----------         ----------         ----------

   2,480,813          3,401,858          1,862,058            445,980          1,504,677            951,922
  ----------         ----------         ----------         ----------         ----------         ----------

          --                 --                 --                 --                 --                 --
  ----------         ----------         ----------         ----------         ----------         ----------

  $2,480,813         $3,401,858         $1,862,058         $  445,980         $1,504,677         $  951,922
  ==========         ==========         ==========         ==========         ==========         ==========


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                      MERRILL LYNCH           MFS                MFS
                                        LARGE CAP           EMERGING           MID CAP              MFS
                                          CORE               GROWTH             GROWTH             VALUE
                                        PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO
                                      -------------       ----------         ----------         ----------
ASSETS:
  Investments at market value:         $1,331,191         $1,244,762         $2,183,969         $  991,768

  Receivables:
    Dividends ................                 --                 --                 --                 --
                                       ----------         ----------         ----------         ----------

      Total Assets ...........          1,331,191          1,244,762          2,183,969            991,768
                                       ----------         ----------         ----------         ----------

LIABILITIES:

      Total Liabilities ......                 --                 --                 --                 --
                                       ----------         ----------         ----------         ----------

NET ASSETS:                            $1,331,191         $1,244,762         $2,183,969         $  991,768
                                       ==========         ==========         ==========         ==========


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                         SOCIAL            TRAVELERS             U.S.                 AIM                 MFS
    PIONEER            AWARENESS            QUALITY           GOVERNMENT            CAPITAL              TOTAL
      FUND               STOCK                BOND            SECURITIES          APPRECIATION           RETURN
   PORTFOLIO           PORTFOLIO           PORTFOLIO           PORTFOLIO           PORTFOLIO           PORTFOLIO
  -----------         -----------         -----------         -----------         ------------        -----------
  $   281,184         $   492,436         $ 4,465,366         $   509,600         $ 1,210,734         $11,473,346

           --                  --                  --                  --                  --                  --
  -----------         -----------         -----------         -----------         -----------         -----------

      281,184             492,436           4,465,366             509,600           1,210,734          11,473,346
  -----------         -----------         -----------         -----------         -----------         -----------

           --                  --                  --                  --                  --                  --
  -----------         -----------         -----------         -----------         -----------         -----------

  $   281,184         $   492,436         $ 4,465,366         $   509,600         $ 1,210,734         $11,473,346
  ===========         ===========         ===========         ===========         ===========         ===========


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                                              SB
                                                          ADJUSTABLE
                                                             RATE
                                         PIONEER            INCOME                               COMSTOCK
                                        STRATEGIC        PORTFOLIO -         STRATEGIC         PORTFOLIO -
                                         INCOME            CLASS I             EQUITY            CLASS II
                                        PORTFOLIO           SHARES           PORTFOLIO            SHARES
                                       ----------        -----------         ----------        -----------
ASSETS:
  Investments at market value:         $  483,058         $1,223,336         $1,005,802         $2,942,288

  Receivables:
    Dividends ................                 --                 --                 --                 --
                                       ----------         ----------         ----------         ----------

      Total Assets ...........            483,058          1,223,336          1,005,802          2,942,288
                                       ----------         ----------         ----------         ----------

LIABILITIES:

      Total Liabilities ......                 --                 --                 --                 --
                                       ----------         ----------         ----------         ----------

NET ASSETS:                            $  483,058         $1,223,336         $1,005,802         $2,942,288
                                       ==========         ==========         ==========         ==========


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2004

                                              DYNAMIC
                                              CAPITAL
   ENTERPRISE          CONTRAFUND(R)        APPRECIATION           MID CAP
   PORTFOLIO -         PORTFOLIO -          PORTFOLIO -          PORTFOLIO -
    CLASS II             SERVICE              SERVICE              SERVICE
     SHARES              CLASS 2              CLASS 2              CLASS 2              COMBINED
  ------------         ------------         ------------         ------------         ------------
  $    122,561         $  5,111,247         $    403,834         $  6,489,775         $472,145,973

            --                   --                   --                   --               13,906
  ------------         ------------         ------------         ------------         ------------

       122,561            5,111,247              403,834            6,489,775          472,159,879
  ------------         ------------         ------------         ------------         ------------

            --                   --                   --                   --                   --
  ------------         ------------         ------------         ------------         ------------

  $    122,561         $  5,111,247         $    403,834         $  6,489,775         $472,159,879
  ============         ============         ============         ============         ============


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                        CAPITAL                             MANAGED           MONEY
                                                     APPRECIATION        HIGH YIELD          ASSETS           MARKET
                                                         FUND            BOND TRUST          TRUST          PORTFOLIO
                                                     ------------        ---------         ---------        ---------
INVESTMENT INCOME:
  Dividends ...................................        $      --         $  37,973         $  21,111        $ 139,664
                                                       ---------         ---------         ---------        ---------

EXPENSES:
  Insurance charges ...........................           14,764             2,766             5,140          205,888
  Administrative fees .........................            1,220               238               418           19,216
                                                       ---------         ---------         ---------        ---------

    Total expenses ............................           15,984             3,004             5,558          225,104
                                                       ---------         ---------         ---------        ---------

      Net investment income (loss) ............          (15,984)           34,969            15,553          (85,440)
                                                       ---------         ---------         ---------        ---------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................               --                --             7,814               --
    Realized gain (loss) on sale of investments            4,984               982               535               --
                                                       ---------         ---------         ---------        ---------

      Realized gain (loss) ....................            4,984               982             8,349               --
                                                       ---------         ---------         ---------        ---------

    Change in unrealized gain (loss)
      on investments ..........................          204,271           (13,430)           31,789               --
                                                       ---------         ---------         ---------        ---------

  Net increase (decrease) in net assets
    resulting from operations .................        $ 193,271         $  22,521         $  55,691        $ (85,440)
                                                       =========         =========         =========        =========


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                        AIM V.I.                                                     GLOBAL
    AIM V.I.            MID CAP                            ALLIANCEBERNSTEIN         GROWTH              GROWTH
     CAPITAL          CORE EQUITY           AIM V.I.        PREMIER GROWTH           FUND -              FUND -
  APPRECIATION           FUND -            UTILITIES          PORTFOLIO -           CLASS 2             CLASS 2
FUND - SERIES II       SERIES II              FUND              CLASS B              SHARES              SHARES
----------------      -----------         -----------      -----------------      -----------         -----------
  $        --         $       749         $     3,403         $        --         $    11,621         $    21,295
  -----------         -----------         -----------         -----------         -----------         -----------

       59,368              42,442               5,938              15,050              52,530             139,794
        5,411               3,596                 500               1,288               4,346              11,683
  -----------         -----------         -----------         -----------         -----------         -----------

       64,779              46,038               6,438              16,338              56,876             151,477
  -----------         -----------         -----------         -----------         -----------         -----------

      (64,779)            (45,289)             (3,035)            (16,338)            (45,255)           (130,182)
  -----------         -----------         -----------         -----------         -----------         -----------

           --             152,502                  --                  --                  --                  --
        4,605              22,158              35,408                 210               6,898              36,927
  -----------         -----------         -----------         -----------         -----------         -----------

        4,605             174,660              35,408                 210               6,898              36,927
  -----------         -----------         -----------         -----------         -----------         -----------

      324,219             177,359              66,619             100,249             518,069           1,290,951
  -----------         -----------         -----------         -----------         -----------         -----------

  $   264,045         $   306,730         $    98,992         $    84,121         $   479,712         $ 1,197,696
  ===========         ===========         ===========         ===========         ===========         ===========


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                             CREDIT
                                                                           CREDIT            SUISSE           DELAWARE
                                                                           SUISSE            TRUST              VIP
                                                     GROWTH-INCOME         TRUST             GLOBAL             REIT
                                                        FUND -            EMERGING        POST-VENTURE        SERIES -
                                                        CLASS 2           MARKETS           CAPITAL           STANDARD
                                                        SHARES           PORTFOLIO         PORTFOLIO           CLASS
                                                     -------------       ---------        ------------       ---------
INVESTMENT INCOME:
  Dividends ...................................        $ 105,694         $   4,388         $      --         $  29,068
                                                       ---------         ---------         ---------         ---------

EXPENSES:
  Insurance charges ...........................          132,409            17,751             3,914            40,886
  Administrative fees .........................           11,193             1,417               304             3,509
                                                       ---------         ---------         ---------         ---------

    Total expenses ............................          143,602            19,168             4,218            44,395
                                                       ---------         ---------         ---------         ---------

      Net investment income (loss) ............          (37,908)          (14,780)           (4,218)          (15,327)
                                                       ---------         ---------         ---------         ---------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................               --                --                --            30,119
    Realized gain (loss) on sale of investments            8,122             8,749               830             2,586
                                                       ---------         ---------         ---------         ---------

      Realized gain (loss) ....................            8,122             8,749               830            32,705
                                                       ---------         ---------         ---------         ---------

    Change in unrealized gain (loss)
      on investments ..........................          919,608           332,856            50,083           730,175
                                                       ---------         ---------         ---------         ---------


  Net increase (decrease) in net assets
    resulting from operations .................        $ 889,822         $ 326,825         $  46,695         $ 747,553
                                                       =========         =========         =========         =========


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                     DREYFUS                             DREYFUS          FRANKLIN
   DREYFUS           SOCIALLY          DREYFUS             VIF             RISING           FRANKLIN
   MIDCAP          RESPONSIBLE           VIF           DEVELOPING        DIVIDENDS           SMALL
    STOCK             GROWTH         APPRECIATION        LEADERS         SECURITIES           CAP
 PORTFOLIO -       FUND, INC.-       PORTFOLIO -       PORTFOLIO -         FUND -            FUND -
   SERVICE           SERVICE           INITIAL           INITIAL          CLASS 2           CLASS 2
   SHARES             SHARES            SHARES           SHARES            SHARES            SHARES
 -----------       -----------       ------------      -----------       ----------        ---------
  $   7,593         $     134         $  24,972        $   6,817         $  46,031         $      --
  ---------         ---------         ---------        ---------         ---------         ---------

     47,078               959            21,424           44,118           126,029            56,954
      3,772                80             1,832            3,634            10,855             4,836
  ---------         ---------         ---------        ---------         ---------         ---------

     50,850             1,039            23,256           47,752           136,884            61,790
  ---------         ---------         ---------        ---------         ---------         ---------

    (43,257)             (905)            1,716          (40,935)          (90,853)          (61,790)
  ---------         ---------         ---------        ---------         ---------         ---------

    102,626                --                --               --            90,633                --
      7,046                34             3,400            2,112            16,285             5,905
  ---------         ---------         ---------        ---------         ---------         ---------

    109,672                34             3,400            2,112           106,918             5,905
  ---------         ---------         ---------        ---------         ---------         ---------

    404,749             5,788            32,170          283,673           786,852           412,597
  ---------         ---------         ---------        ---------         ---------         ---------

  $ 471,164         $   4,917         $  37,286        $ 244,850         $ 802,917         $ 356,712
  =========         =========         =========        =========         =========         =========


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                         TEMPLETON
                                                        MUTUAL           DEVELOPING        TEMPLETON         TEMPLETON
                                                        SHARES            MARKETS           FOREIGN            GROWTH
                                                      SECURITIES         SECURITIES        SECURITIES        SECURITIES
                                                        FUND -             FUND -            FUND -            FUND -
                                                        CLASS 2           CLASS 2           CLASS 2           CLASS 2
                                                        SHARES             SHARES            SHARES            SHARES
                                                      ----------         ----------        ----------        ----------
INVESTMENT INCOME:
  Dividends ...................................        $  11,721         $  24,999         $  31,936         $  27,726
                                                       ---------         ---------         ---------         ---------

EXPENSES:
  Insurance charges ...........................           28,228            26,181            54,693            40,237
  Administrative fees .........................            2,261             2,114             4,836             3,433
                                                       ---------         ---------         ---------         ---------

    Total expenses ............................           30,489            28,295            59,529            43,670
                                                       ---------         ---------         ---------         ---------

      Net investment income (loss) ............          (18,768)           (3,296)          (27,593)          (15,944)
                                                       ---------         ---------         ---------         ---------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................               --                --                --                --
    Realized gain (loss) on sale of investments            2,746               684             8,070             1,805
                                                       ---------         ---------         ---------         ---------

      Realized gain (loss) ....................            2,746               684             8,070             1,805
                                                       ---------         ---------         ---------         ---------

    Change in unrealized gain (loss)
      on investments ..........................          226,213           436,735           675,277           434,131
                                                       ---------         ---------         ---------         ---------


  Net increase (decrease) in net assets
    resulting from operations .................        $ 210,191         $ 434,123         $ 655,754         $ 419,992
                                                       =========         =========         =========         =========


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                    SALOMON           SALOMON            SALOMON
                    BROTHERS          BROTHERS          BROTHERS
                    VARIABLE          VARIABLE          VARIABLE                            GLOBAL
   EQUITY          AGGRESSIVE        AGGRESSIVE         GROWTH &                             LIFE
    INDEX            GROWTH            GROWTH            INCOME          BALANCED          SCIENCES
 PORTFOLIO -         FUND -            FUND -            FUND -        PORTFOLIO -       PORTFOLIO -
  CLASS II          CLASS I           CLASS II           CLASS I         SERVICE           SERVICE
   SHARES            SHARES            SHARES            SHARES           SHARES            SHARES
 -----------       ----------        ----------        ---------       -----------       -----------
  $  82,387        $      --         $      --         $  11,229         $  19,316        $      --
  ---------        ---------         ---------         ---------         ---------        ---------

     72,356           31,902            91,776            16,254            13,554           10,016
      6,105            2,820             7,807             1,347             1,138              790
  ---------        ---------         ---------         ---------         ---------        ---------

     78,461           34,722            99,583            17,601            14,692           10,806
  ---------        ---------         ---------         ---------         ---------        ---------

      3,926          (34,722)          (99,583)           (6,372)            4,624          (10,806)
  ---------        ---------         ---------         ---------         ---------        ---------

         --               --                --                --                --               --
      6,124            3,829             4,296             2,287             2,782            2,782
  ---------        ---------         ---------         ---------         ---------        ---------

      6,124            3,829             4,296             2,287             2,782            2,782
  ---------        ---------         ---------         ---------         ---------        ---------

    423,522          195,573           418,882            77,535            46,986           52,955
  ---------        ---------         ---------         ---------         ---------        ---------

  $ 433,572        $ 164,680         $ 323,595         $  73,450         $  54,392        $  44,931
  =========        =========         =========         =========         =========        =========


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                        GLOBAL           WORLDWIDE
                                                      TECHNOLOGY           GROWTH            LAZARD            GROWTH
                                                      PORTFOLIO -       PORTFOLIO -        RETIREMENT           AND
                                                        SERVICE           SERVICE          SMALL CAP           INCOME
                                                        SHARES             SHARES          PORTFOLIO         PORTFOLIO
                                                      -----------       -----------        ----------        ---------
INVESTMENT INCOME:
  Dividends ...................................        $      --         $   3,425         $      --         $  25,203
                                                       ---------         ---------         ---------         ---------

EXPENSES:
  Insurance charges ...........................            9,240             6,132            22,817            27,892
  Administrative fees .........................              730               495             1,855             2,330
                                                       ---------         ---------         ---------         ---------

    Total expenses ............................            9,970             6,627            24,672            30,222
                                                       ---------         ---------         ---------         ---------

      Net investment income (loss) ............           (9,970)           (3,202)          (24,672)           (5,019)
                                                       ---------         ---------         ---------         ---------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................               --                --                --            25,620
    Realized gain (loss) on sale of investments             (939)              518             6,695             1,128
                                                       ---------         ---------         ---------         ---------

      Realized gain (loss) ....................             (939)              518             6,695            26,748
                                                       ---------         ---------         ---------         ---------

    Change in unrealized gain (loss)
      on investments ..........................           21,176            12,950           250,880           259,983
                                                       ---------         ---------         ---------         ---------


  Net increase (decrease) in net assets
    resulting from operations .................        $  10,267         $  10,266         $ 232,903         $ 281,712
                                                       =========         =========         =========         =========


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                    MERRILL           MERRILL          OPPENHEIMER      OPPENHEIMER       OPPENHEIMER
                     LYNCH             LYNCH             CAPITAL           GLOBAL             MAIN
                     GLOBAL            VALUE          APPRECIATION       SECURITIES          STREET
   MID-CAP         ALLOCATION      OPPORTUNITIES        FUND/VA -        FUND/VA -         FUND/VA -
    VALUE          V.I. FUND -     V.I. FUND -           SERVICE          SERVICE           SERVICE
  PORTFOLIO         CLASS III        CLASS III          SHARES            SHARES            SHARES
  ---------        -----------     -------------      ------------      -----------       -----------
  $   9,140         $  53,442        $      --         $   5,625         $  26,870         $      --
  ---------         ---------        ---------         ---------         ---------         ---------

     29,491             6,409            7,788            56,583            63,162             1,795
      2,454               501              638             5,109             5,812               151
  ---------         ---------        ---------         ---------         ---------         ---------

     31,945             6,910            8,426            61,692            68,974             1,946
  ---------         ---------        ---------         ---------         ---------         ---------

    (22,805)           46,532           (8,426)          (56,067)          (42,104)           (1,946)
  ---------         ---------        ---------         ---------         ---------         ---------

     46,558                --          300,789                --                --                --
      4,853               416             (309)            3,510             3,849               214
  ---------         ---------        ---------         ---------         ---------         ---------

     51,411               416          300,480             3,510             3,849               214
  ---------         ---------        ---------         ---------         ---------         ---------

    424,563            40,323         (204,518)          276,014           808,809            26,319
  ---------         ---------        ---------         ---------         ---------         ---------

  $ 453,169         $  87,271        $  87,536         $ 223,457         $ 770,554         $  24,587
  =========         =========        =========         =========         =========         =========


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                           PIONEER
                                                                                           AMERICA           PIONEER
                                                         REAL              TOTAL            INCOME           BALANCED
                                                        RETURN             RETURN            VCT               VCT
                                                      PORTFOLIO -       PORTFOLIO -      PORTFOLIO -       PORTFOLIO -
                                                    ADMINISTRATIVE     ADMINISTRATIVE      CLASS II          CLASS II
                                                         CLASS             CLASS            SHARES            SHARES
                                                    --------------     --------------    -----------       -----------
INVESTMENT INCOME:
  Dividends ...................................        $  20,826         $  92,623        $ 273,954         $ 102,704
                                                       ---------         ---------        ---------         ---------

EXPENSES:
  Insurance charges ...........................           31,785            83,002           87,526            82,582
  Administrative fees .........................            2,757             7,185            8,026             7,238
                                                       ---------         ---------        ---------         ---------

    Total expenses ............................           34,542            90,187           95,552            89,820
                                                       ---------         ---------        ---------         ---------

      Net investment income (loss) ............          (13,716)            2,436          178,402            12,884
                                                       ---------         ---------        ---------         ---------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................           98,293           102,193               --                --
    Realized gain (loss) on sale of investments            5,593             1,741          (10,381)           10,969
                                                       ---------         ---------        ---------         ---------

      Realized gain (loss) ....................          103,886           103,934          (10,381)           10,969
                                                       ---------         ---------        ---------         ---------

    Change in unrealized gain (loss)
      on investments ..........................           57,882            61,665          (78,721)          118,719
                                                       ---------         ---------        ---------         ---------


  Net increase (decrease) in net assets
    resulting from operations .................        $ 148,052         $ 168,035        $  89,300         $ 142,572
                                                       =========         =========        =========         =========


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

     PIONEER            PIONEER                                                   PIONEER              PIONEER
    EMERGING             EQUITY            PIONEER             PIONEER             GROWTH                HIGH
     MARKETS             INCOME             EUROPE              FUND               SHARES               YIELD
       VCT                VCT                VCT                 VCT                VCT                  VCT
   PORTFOLIO -        PORTFOLIO -        PORTFOLIO -         PORTFOLIO -         PORTFOLIO -         PORTFOLIO -
    CLASS II            CLASS II           CLASS II           CLASS II            CLASS II             CLASS II
     SHARES              SHARES             SHARES             SHARES              SHARES               SHARES
  ------------        -----------        -----------         -----------         -----------         -----------
  $    15,044         $   163,297        $     1,681         $   110,017         $        --         $ 1,304,792
  -----------         -----------        -----------         -----------         -----------         -----------

       33,921             115,960              4,142             170,135              60,626             439,970
        2,985              10,274                352              15,553               5,611              38,256
  -----------         -----------        -----------         -----------         -----------         -----------

       36,906             126,234              4,494             185,688              66,237             478,226
  -----------         -----------        -----------         -----------         -----------         -----------

      (21,862)             37,063             (2,813)            (75,671)            (66,237)            826,566
  -----------         -----------        -----------         -----------         -----------         -----------

           --                  --                 --                  --                  --             101,911
      (15,423)             53,464              2,012              12,029                (381)           (241,702)
  -----------         -----------        -----------         -----------         -----------         -----------

      (15,423)             53,464              2,012              12,029                (381)           (139,791)
  -----------         -----------        -----------         -----------         -----------         -----------

      466,959           1,015,913             43,461           1,283,152             344,537             570,303
  -----------         -----------        -----------         -----------         -----------         -----------

  $   429,674         $ 1,106,440        $    42,660         $ 1,219,510         $   277,919         $ 1,257,078
  ===========         ===========        ===========         ===========         ===========         ===========


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                                 PIONEER
                                                                             PIONEER            OAK RIDGE            PIONEER
                                                         PIONEER             MID CAP            LARGE CAP              PAPP
                                                      INTERNATIONAL           VALUE               GROWTH         AMERICA-PACIFIC
                                                        VALUE VCT              VCT                 VCT               RIM FUND
                                                       PORTFOLIO -         PORTFOLIO -         PORTFOLIO -            VCT -
                                                        CLASS II             CLASS II            CLASS II            CLASS II
                                                         SHARES               SHARES              SHARES              SHARES
                                                      -------------        -----------         -----------       ---------------
INVESTMENT INCOME:
  Dividends ...................................        $     6,131         $    16,822         $        --         $        --
                                                       -----------         -----------         -----------         -----------

EXPENSES:
  Insurance charges ...........................             24,329             103,219              11,604               3,881
  Administrative fees .........................              2,183               8,923                 942                 334
                                                       -----------         -----------         -----------         -----------

    Total expenses ............................             26,512             112,142              12,546               4,215
                                                       -----------         -----------         -----------         -----------

      Net investment income (loss) ............            (20,381)            (95,320)            (12,546)             (4,215)
                                                       -----------         -----------         -----------         -----------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                 --              58,933                  --                  --
    Realized gain (loss) on sale of investments             14,055              69,748               1,615              (1,347)
                                                       -----------         -----------         -----------         -----------

      Realized gain (loss) ....................             14,055             128,681               1,615              (1,347)
                                                       -----------         -----------         -----------         -----------

    Change in unrealized gain (loss)
      on investments ..........................            306,439           1,188,644             132,653              25,134
                                                       -----------         -----------         -----------         -----------


  Net increase (decrease) in net assets
    resulting from operations .................        $   300,113         $ 1,222,005         $   121,722         $    19,572
                                                       ===========         ===========         ===========         ===========


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

    PIONEER            PIONEER
  PAPP SMALL             REAL            PIONEER            PIONEER            PIONEER
   & MID CAP            ESTATE          SMALL CAP            SMALL            STRATEGIC           PIONEER
    GROWTH              SHARES            VALUE             COMPANY             INCOME             VALUE
      VCT                VCT               VCT                VCT                VCT                VCT
  PORTFOLIO -        PORTFOLIO -       PORTFOLIO -        PORTFOLIO -        PORTFOLIO -        PORTFOLIO -
   CLASS II            CLASS II          CLASS II          CLASS II            CLASS II           CLASS II
    SHARES              SHARES            SHARES            SHARES              SHARES             SHARES
  -----------        -----------       -----------        -----------        -----------        -----------
  $       --         $  153,417        $       --         $       --         $  386,371         $    1,387
  ----------         ----------        ----------         ----------         ----------         ----------

       8,981             68,285            66,340             15,142            114,867             44,621
         767              6,058             5,823              1,255             10,149              4,052
  ----------         ----------        ----------         ----------         ----------         ----------

       9,748             74,343            72,163             16,397            125,016             48,673
  ----------         ----------        ----------         ----------         ----------         ----------

      (9,748)            79,074           (72,163)           (16,397)           261,355            (47,286)
  ----------         ----------        ----------         ----------         ----------         ----------

          --                 --                --                 --             96,215              1,088
     (21,394)            25,555            47,020              8,111               (748)             3,493
  ----------         ----------        ----------         ----------         ----------         ----------

     (21,394)            25,555            47,020              8,111             95,467              4,581
  ----------         ----------        ----------         ----------         ----------         ----------

      38,595          1,280,028           790,233            117,102            323,789            388,142
  ----------         ----------        ----------         ----------         ----------         ----------

  $    7,453         $1,384,657        $  765,090         $  108,816         $  680,611         $  345,437
  ==========         ==========        ==========         ==========         ==========         ==========


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                         PUTNAM            PUTNAM
                                                           VT                VT
                                                      INTERNATIONAL      SMALL CAP
                                                         EQUITY            VALUE
                                                         FUND -            FUND -           ALL CAP          INVESTORS
                                                        CLASS IB          CLASS IB           FUND -            FUND -
                                                         SHARES            SHARES           CLASS I           CLASS I
                                                      -------------      ---------         ---------         ---------
INVESTMENT INCOME:
  Dividends ...................................        $   2,707         $   4,653         $  12,966         $  27,007
                                                       ---------         ---------         ---------         ---------

EXPENSES:
  Insurance charges ...........................            4,083            34,979            26,622            24,373
  Administrative fees .........................              327             3,122             2,320             2,047
                                                       ---------         ---------         ---------         ---------

    Total expenses ............................            4,410            38,101            28,942            26,420
                                                       ---------         ---------         ---------         ---------

      Net investment income (loss) ............           (1,703)          (33,448)          (15,976)              587
                                                       ---------         ---------         ---------         ---------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................               --                --                --                --
    Realized gain (loss) on sale of investments            2,807             6,875             1,583             5,830
                                                       ---------         ---------         ---------         ---------

      Realized gain (loss) ....................            2,807             6,875             1,583             5,830
                                                       ---------         ---------         ---------         ---------

    Change in unrealized gain (loss)
      on investments ..........................           30,200           603,824           148,442           135,110
                                                       ---------         ---------         ---------         ---------


  Net increase (decrease) in net assets
    resulting from operations .................        $  31,304         $ 577,251         $ 134,049         $ 141,527
                                                       =========         =========         =========         =========


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                       SCUDDER
                                                         REAL               21ST
  LARGE CAP         SMALL CAP           TOTAL           ESTATE            CENTURY           CAPITAL
   GROWTH             GROWTH            RETURN        SECURITIES           GROWTH            GROWTH
   FUND -             FUND -            FUND -        PORTFOLIO -       PORTFOLIO -       PORTFOLIO -
   CLASS I           CLASS I           CLASS II         CLASS B           CLASS B           CLASS B
  ---------         ---------         ---------       -----------       -----------       -----------
  $   3,590         $      --         $  60,549        $   7,670         $      --         $     969
  ---------         ---------         ---------        ---------         ---------         ---------

     21,802            32,871            54,384           33,734             5,171            16,804
      1,886             2,753             4,927            2,756               430             1,402
  ---------         ---------         ---------        ---------         ---------         ---------

     23,688            35,624            59,311           36,490             5,601            18,206
  ---------         ---------         ---------        ---------         ---------         ---------

    (20,098)          (35,624)            1,238          (28,820)           (5,601)          (17,237)
  ---------         ---------         ---------        ---------         ---------         ---------

         --                --            72,779            1,705                --                --
         (4)            2,416            10,825           14,318               306             1,249
  ---------         ---------         ---------        ---------         ---------         ---------

         (4)            2,416            83,604           16,023               306             1,249
  ---------         ---------         ---------        ---------         ---------         ---------

     35,116           408,406           131,071          652,361            39,478            99,447
  ---------         ---------         ---------        ---------         ---------         ---------

  $  15,014         $ 375,198         $ 215,913        $ 639,564         $  34,183         $  83,459
  =========         =========         =========        =========         =========         =========


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                           GROWTH
                                                        GLOBAL              AND              HEALTH
                                                       DISCOVERY           INCOME           SCIENCES       INTERNATIONAL
                                                      PORTFOLIO -       PORTFOLIO -       PORTFOLIO -       PORTFOLIO -
                                                        CLASS B           CLASS B           CLASS B           CLASS B
                                                      -----------       -----------       -----------      -------------
INVESTMENT INCOME:
  Dividends ...................................        $      --         $   2,575         $      --         $   5,490
                                                       ---------         ---------         ---------         ---------

EXPENSES:
  Insurance charges ...........................           16,184            18,379            18,232            19,769
  Administrative fees .........................            1,337             1,457             1,407             1,591
                                                       ---------         ---------         ---------         ---------

    Total expenses ............................           17,521            19,836            19,639            21,360
                                                       ---------         ---------         ---------         ---------

      Net investment income (loss) ............          (17,521)          (17,261)          (19,639)          (15,870)
                                                       ---------         ---------         ---------         ---------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................               --                --                --                --
    Realized gain (loss) on sale of investments            5,112             8,412            12,816             2,257
                                                       ---------         ---------         ---------         ---------

      Realized gain (loss) ....................            5,112             8,412            12,816             2,257
                                                       ---------         ---------         ---------         ---------

    Change in unrealized gain (loss)
      on investments ..........................          254,129           140,736           104,625           262,143
                                                       ---------         ---------         ---------         ---------


  Net increase (decrease) in net assets
    resulting from operations .................        $ 241,720         $ 131,887         $  97,802         $ 248,530
                                                       =========         =========         =========         =========


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                       SCUDDER
   SCUDDER                           CONSERVATIVE        SCUDDER           SCUDDER           SCUDDER
 AGGRESSIVE          SCUDDER            INCOME            FIXED             GLOBAL           GROWTH &
   GROWTH           BLUE CHIP          STRATEGY          INCOME           BLUE CHIP           INCOME
 PORTFOLIO -       PORTFOLIO -       PORTFOLIO -       PORTFOLIO -       PORTFOLIO -         STRATEGY
   CLASS B           CLASS B           CLASS B           CLASS B           CLASS B          PORTFOLIO
 -----------       -----------       ------------      -----------       -----------        ---------
  $      --         $   2,274         $      --         $  70,777         $   2,761         $      --
  ---------         ---------         ---------         ---------         ---------         ---------

      5,193            28,460               301            81,393            15,074             9,294
        407             2,270                24             6,677             1,191               729
  ---------         ---------         ---------         ---------         ---------         ---------

      5,600            30,730               325            88,070            16,265            10,023
  ---------         ---------         ---------         ---------         ---------         ---------

     (5,600)          (28,456)             (325)          (17,293)          (13,504)          (10,023)
  ---------         ---------         ---------         ---------         ---------         ---------

         --                --                --            39,103                --                --
      1,054            24,031                 7             8,176             4,205               736
  ---------         ---------         ---------         ---------         ---------         ---------

      1,054            24,031                 7            47,279             4,205               736
  ---------         ---------         ---------         ---------         ---------         ---------

     15,097           269,107             1,978           107,123           180,801           111,651
  ---------         ---------         ---------         ---------         ---------         ---------

  $  10,551         $ 264,682         $   1,660         $ 137,109         $ 171,502         $ 102,364
  =========         =========         =========         =========         =========         =========


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                            SCUDDER          SCUDDER
                                                        SCUDDER           SCUDDER             HIGH           INCOME &
                                                        GROWTH             GROWTH            INCOME           GROWTH
                                                      PORTFOLIO -         STRATEGY        PORTFOLIO -        STRATEGY
                                                        CLASS B          PORTFOLIO          CLASS B         PORTFOLIO
                                                      -----------        ---------        -----------       ---------
INVESTMENT INCOME:
  Dividends ...................................        $      --         $      --         $ 123,532        $      --
                                                       ---------         ---------         ---------        ---------

EXPENSES:
  Insurance charges ...........................           12,588             7,920            50,303            6,217
  Administrative fees .........................            1,013               654             4,118              574
                                                       ---------         ---------         ---------        ---------

    Total expenses ............................           13,601             8,574            54,421            6,791
                                                       ---------         ---------         ---------        ---------

      Net investment income (loss) ............          (13,601)           (8,574)           69,111           (6,791)
                                                       ---------         ---------         ---------        ---------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................               --                --                --               --
    Realized gain (loss) on sale of investments              328             1,982             8,154              775
                                                       ---------         ---------         ---------        ---------

      Realized gain (loss) ....................              328             1,982             8,154              775
                                                       ---------         ---------         ---------        ---------

    Change in unrealized gain (loss)
      on investments ..........................           62,279           129,477           248,262           65,240
                                                       ---------         ---------         ---------        ---------


  Net increase (decrease) in net assets
    resulting from operations .................        $  49,006         $ 122,885         $ 325,527        $  59,224
                                                       =========         =========         =========        =========


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

   SCUDDER
INTERNATIONAL        SCUDDER           SCUDDER           SCUDDER           SCUDDER           SCUDDER
   SELECT             MONEY           SMALL CAP         STRATEGIC         TECHNOLOGY          TOTAL
   EQUITY             MARKET            GROWTH           INCOME             GROWTH            RETURN
 PORTFOLIO -       PORTFOLIO -       PORTFOLIO -       PORTFOLIO -       PORTFOLIO -       PORTFOLIO -
   CLASS B           CLASS B           CLASS B           CLASS B           CLASS B           CLASS B
-------------      -----------       -----------       -----------       -----------       -----------
  $   5,374         $  30,478         $      --         $      --         $      --         $   5,344
  ---------         ---------         ---------         ---------         ---------         ---------

     45,709            94,527            25,073            36,876            18,354            29,528
      3,740             7,693             2,080             3,036             1,438             2,217
  ---------         ---------         ---------         ---------         ---------         ---------

     49,449           102,220            27,153            39,912            19,792            31,745
  ---------         ---------         ---------         ---------         ---------         ---------

    (44,075)          (71,742)          (27,153)          (39,912)          (19,792)          (26,401)
  ---------         ---------         ---------         ---------         ---------         ---------

         --                --                --            38,016                --                --
     11,383                --             4,124            19,990             1,121               555
  ---------         ---------         ---------         ---------         ---------         ---------

     11,383                --             4,124            58,006             1,121               555
  ---------         ---------         ---------         ---------         ---------         ---------

    654,314                --           209,112           214,262            72,062           141,188
  ---------         ---------         ---------         ---------         ---------         ---------

  $ 621,622         $ (71,742)        $ 186,083         $ 232,356         $  53,391         $ 115,342
  =========         =========         =========         =========         =========         =========


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                              SVS               SVS
                                                          SVS               SVS              DREMAN            DREMAN
                                                         DAVIS             DREMAN             HIGH             SMALL
                                                        VENTURE          FINANCIAL           RETURN             CAP
                                                         VALUE            SERVICES           EQUITY            VALUE
                                                      PORTFOLIO -       PORTFOLIO -       PORTFOLIO -       PORTFOLIO -
                                                        CLASS B           CLASS B           CLASS B           CLASS B
                                                      -----------       -----------       -----------       -----------
INVESTMENT INCOME:
  Dividends ...................................        $     677         $   6,843         $  19,393         $   7,708
                                                       ---------         ---------         ---------         ---------

EXPENSES:
  Insurance charges ...........................           80,700            17,065            60,971            58,241
  Administrative fees .........................            6,880             1,364             5,059             4,874
                                                       ---------         ---------         ---------         ---------

    Total expenses ............................           87,580            18,429            66,030            63,115
                                                       ---------         ---------         ---------         ---------

      Net investment income (loss) ............          (86,903)          (11,586)          (46,637)          (55,407)
                                                       ---------         ---------         ---------         ---------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................               --                --                --                --
    Realized gain (loss) on sale of investments           54,072             2,519            21,789             8,967
                                                       ---------         ---------         ---------         ---------

      Realized gain (loss) ....................           54,072             2,519            21,789             8,967
                                                       ---------         ---------         ---------         ---------

    Change in unrealized gain (loss)
      on investments ..........................          722,951           116,916           640,935           920,280
                                                       ---------         ---------         ---------         ---------


  Net increase (decrease) in net assets
    resulting from operations .................        $ 690,120         $ 107,849         $ 616,087         $ 873,840
                                                       =========         =========         =========         =========


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

  SVS EAGLE            SVS             SCUDDER                                                 SVS
   FOCUSED            FOCUS           GOVERNMENT         SCUDDER                             INVESCO
  LARGE CAP          VALUE &           & AGENCY         LARGE CAP           SVS              DYNAMIC
   GROWTH             GROWTH          SECURITIES          VALUE          INDEX 500            GROWTH
 PORTFOLIO -       PORTFOLIO -       PORTFOLIO -       PORTFOLIO -      PORTFOLIO -        PORTFOLIO -
   CLASS B           CLASS B           CLASS B           CLASS B          CLASS B            CLASS B
 -----------       -----------       -----------       -----------      -----------        -----------
  $      --         $     406         $  17,883         $  16,968         $  17,775         $      --
  ---------         ---------         ---------         ---------         ---------         ---------

     24,134             6,929            34,247            42,163            75,471             4,410
      1,968               519             2,739             3,490             5,711               366
  ---------         ---------         ---------         ---------         ---------         ---------

     26,102             7,448            36,986            45,653            81,182             4,776
  ---------         ---------         ---------         ---------         ---------         ---------

    (26,102)           (7,042)          (19,103)          (28,685)          (63,407)           (4,776)
  ---------         ---------         ---------         ---------         ---------         ---------

         --                --             6,518                --                --                --
     (1,130)            2,791            (1,123)           17,564             1,792             2,241
  ---------         ---------         ---------         ---------         ---------         ---------

     (1,130)            2,791             5,395            17,564             1,792             2,241
  ---------         ---------         ---------         ---------         ---------         ---------

     75,328            58,114            69,437           238,366           477,571            39,154
  ---------         ---------         ---------         ---------         ---------         ---------

  $  48,096         $  53,863         $  55,729         $ 227,245         $ 415,956         $  36,619
  =========         =========         =========         =========         =========         =========


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                          SVS               SVS               SVS               SVS
                                                         JANUS             JANUS              MFS               OAK
                                                      GROWTH AND           GROWTH          STRATEGIC         STRATEGIC
                                                        INCOME         OPPORTUNITIES         VALUE             EQUITY
                                                      PORTFOLIO -       PORTFOLIO -       PORTFOLIO -       PORTFOLIO -
                                                        CLASS B           CLASS B           CLASS B           CLASS B
                                                      -----------       -----------       -----------       -----------
INVESTMENT INCOME:
  Dividends ...................................        $      --         $      --         $     579         $      --
                                                       ---------         ---------         ---------         ---------

EXPENSES:
  Insurance charges ...........................           23,048             3,915            18,391            23,655
  Administrative fees .........................            1,909               330             1,491             1,945
                                                       ---------         ---------         ---------         ---------

    Total expenses ............................           24,957             4,245            19,882            25,600
                                                       ---------         ---------         ---------         ---------

      Net investment income (loss) ............          (24,957)           (4,245)          (19,303)          (25,600)
                                                       ---------         ---------         ---------         ---------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................               --                --               405                --
    Realized gain (loss) on sale of investments            2,892               610             6,830            (7,573)
                                                       ---------         ---------         ---------         ---------

      Realized gain (loss) ....................            2,892               610             7,235            (7,573)
                                                       ---------         ---------         ---------         ---------

    Change in unrealized gain (loss)
      on investments ..........................          202,381            33,028           185,398           121,088
                                                       ---------         ---------         ---------         ---------


  Net increase (decrease) in net assets
    resulting from operations .................        $ 180,316         $  29,393         $ 173,330         $  87,915
                                                       =========         =========         =========         =========


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                        ALGER
     SVS              ALGER            AMERICAN
   TURNER            AMERICAN         LEVERAGED
   MID CAP           BALANCED           ALLCAP                          DISCIPLINED
   GROWTH          PORTFOLIO -       PORTFOLIO -       CONVERTIBLE        MID CAP            EQUITY
 PORTFOLIO -         CLASS S           CLASS S         SECURITIES          STOCK             INCOME
   CLASS B            SHARES            SHARES          PORTFOLIO        PORTFOLIO         PORTFOLIO
 -----------         -------           -------         ----------       -----------        ---------
  $      --         $  16,554         $      --         $  53,899        $   6,271         $  42,065
  ---------         ---------         ---------         ---------        ---------         ---------

     18,665            32,899             9,997            26,221           23,272            38,521
      1,504             2,657               785             2,220            2,010             3,253
  ---------         ---------         ---------         ---------        ---------         ---------

     20,169            35,556            10,782            28,441           25,282            41,774
  ---------         ---------         ---------         ---------        ---------         ---------

    (20,169)          (19,002)          (10,782)           25,458          (19,011)              291
  ---------         ---------         ---------         ---------        ---------         ---------

         --                --                --                --           67,063           125,135
      1,683               674            (3,220)            1,579            3,363             4,986
  ---------         ---------         ---------         ---------        ---------         ---------

      1,683               674            (3,220)            1,579           70,426           130,121
  ---------         ---------         ---------         ---------        ---------         ---------

    188,863           123,561            59,087            54,493          211,888           121,437
  ---------         ---------         ---------         ---------        ---------         ---------

  $ 170,377         $ 105,233         $  45,085         $  81,530        $ 263,303         $ 251,849
  =========         =========         =========         =========        =========         =========


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                                                                              LAZARD
                                                       FEDERATED         FEDERATED          LARGE         INTERNATIONAL
                                                      HIGH YIELD           STOCK             CAP              STOCK
                                                       PORTFOLIO         PORTFOLIO        PORTFOLIO         PORTFOLIO
                                                      ----------         ---------        ---------       -------------
INVESTMENT INCOME:
  Dividends ...................................        $ 132,264         $   6,140        $  11,653         $  13,638
                                                       ---------         ---------        ---------         ---------

EXPENSES:
  Insurance charges ...........................           19,285             4,329           17,412             7,894
  Administrative fees .........................            1,748               369            1,523               698
                                                       ---------         ---------        ---------         ---------

    Total expenses ............................           21,033             4,698           18,935             8,592
                                                       ---------         ---------        ---------         ---------

      Net investment income (loss) ............          111,231             1,442           (7,282)            5,046
                                                       ---------         ---------        ---------         ---------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................               --                --               --                --
    Realized gain (loss) on sale of investments           (5,501)              482            1,061               948
                                                       ---------         ---------        ---------         ---------

      Realized gain (loss) ....................           (5,501)              482            1,061               948
                                                       ---------         ---------        ---------         ---------

    Change in unrealized gain (loss)
      on investments ..........................          (16,011)           26,796           81,876            81,519
                                                       ---------         ---------        ---------         ---------


  Net increase (decrease) in net assets
    resulting from operations .................        $  89,719         $  28,720        $  75,655         $  87,513
                                                       =========         =========        =========         =========


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

   MERRILL
    LYNCH              MFS               MFS                                                 SOCIAL
  LARGE CAP          EMERGING          MID CAP             MFS            PIONEER          AWARENESS
    CORE              GROWTH            GROWTH            VALUE            FUND              STOCK
  PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO        PORTFOLIO         PORTFOLIO
  ---------         ---------         ---------         ---------        ---------         ---------
  $   6,429         $      --         $      --         $  10,411        $   2,441         $   3,403
  ---------         ---------         ---------         ---------        ---------         ---------

      7,884            11,073            22,421             4,327            3,053             1,354
        651               940             1,864               381              250               138
  ---------         ---------         ---------         ---------        ---------         ---------

      8,535            12,013            24,285             4,708            3,303             1,492
  ---------         ---------         ---------         ---------        ---------         ---------

     (2,106)          (12,013)          (24,285)            5,703             (862)            1,911
  ---------         ---------         ---------         ---------        ---------         ---------

         --                --                --             7,980               --                --
        505             1,593             4,236             1,906            1,205                71
  ---------         ---------         ---------         ---------        ---------         ---------

        505             1,593             4,236             9,886            1,205                71
  ---------         ---------         ---------         ---------        ---------         ---------

     89,822           123,947           192,804            65,107           21,937            28,548
  ---------         ---------         ---------         ---------        ---------         ---------

  $  88,221         $ 113,527         $ 172,755         $  80,696        $  22,280         $  30,530
  =========         =========         =========         =========        =========         =========


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                       TRAVELERS            U.S.              AIM               MFS
                                                        QUALITY          GOVERNMENT         CAPITAL            TOTAL
                                                         BOND            SECURITIES       APPRECIATION         RETURN
                                                       PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                       ---------         ----------       ------------       ---------
INVESTMENT INCOME:
  Dividends ...................................        $ 210,518         $  22,288         $   1,564         $ 293,678
                                                       ---------         ---------         ---------         ---------

EXPENSES:
  Insurance charges ...........................           54,694             2,182            13,309           123,554
  Administrative fees .........................            4,971               178             1,104            10,330
                                                       ---------         ---------         ---------         ---------

    Total expenses ............................           59,665             2,360            14,413           133,884
                                                       ---------         ---------         ---------         ---------

      Net investment income (loss) ............          150,853            19,928           (12,849)          159,794
                                                       ---------         ---------         ---------         ---------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................               --                60                --           299,495
    Realized gain (loss) on sale of investments           (1,473)               (5)            1,153             5,307
                                                       ---------         ---------         ---------         ---------

      Realized gain (loss) ....................           (1,473)               55             1,153           304,802
                                                       ---------         ---------         ---------         ---------

    Change in unrealized gain (loss)
      on investments ..........................          (89,335)          (13,911)           80,920           331,575
                                                       ---------         ---------         ---------         ---------


  Net increase (decrease) in net assets
    resulting from operations .................        $  60,045         $   6,072         $  69,224         $ 796,171
                                                       =========         =========         =========         =========


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                        SB
                    ADJUSTABLE
                       RATE
   PIONEER            INCOME                            COMSTOCK         ENTERPRISE       CONTRAFUND(R)
  STRATEGIC        PORTFOLIO -        STRATEGIC        PORTFOLIO -      PORTFOLIO -        PORTFOLIO -
   INCOME            CLASS I            EQUITY          CLASS II          CLASS II           SERVICE
  PORTFOLIO           SHARES          PORTFOLIO          SHARES            SHARES            CLASS 2
  ---------        -----------        ---------         ----------       ----------       -------------
  $  31,348         $  12,932         $  13,506         $   7,793         $     217         $   2,830
  ---------         ---------         ---------         ---------         ---------         ---------

      1,601            15,845            14,708            30,166             2,664            52,975
        138             1,290             1,261             2,526               220             4,368
  ---------         ---------         ---------         ---------         ---------         ---------

      1,739            17,135            15,969            32,692             2,884            57,343
  ---------         ---------         ---------         ---------         ---------         ---------

     29,609            (4,203)           (2,463)          (24,899)           (2,667)          (54,513)
  ---------         ---------         ---------         ---------         ---------         ---------

         --                --                --                --                --                --
        433             1,182             2,610             3,334             1,749             6,058
  ---------         ---------         ---------         ---------         ---------         ---------

        433             1,182             2,610             3,334             1,749             6,058
  ---------         ---------         ---------         ---------         ---------         ---------

    (14,225)           (4,242)           72,743           328,923                81           550,222
  ---------         ---------         ---------         ---------         ---------         ---------

  $  15,817         $  (7,263)        $  72,890         $ 307,358         $    (837)        $ 501,767
  =========         =========         =========         =========         =========         =========


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF OPERATIONS - CONTINUED
                      FOR THE YEAR ENDED DECEMBER 31, 2004

                                                          DYNAMIC
                                                          CAPITAL
                                                       APPRECIATION           MID CAP
                                                        PORTFOLIO -         PORTFOLIO -
                                                          SERVICE             SERVICE
                                                          CLASS 2             CLASS 2              COMBINED
                                                       ------------         ------------         ------------
INVESTMENT INCOME:
  Dividends ...................................        $         --         $         --         $  4,801,388
                                                       ------------         ------------         ------------

EXPENSES:
  Insurance charges ...........................               3,790               51,835            5,106,093
  Administrative fees .........................                 335                4,428              437,205
                                                       ------------         ------------         ------------

    Total expenses ............................               4,125               56,263            5,543,298
                                                       ------------         ------------         ------------

      Net investment income (loss) ............              (4,125)             (56,263)            (741,910)
                                                       ------------         ------------         ------------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ................                  --                   --            1,873,553
    Realized gain (loss) on sale of investments                (699)               6,129              502,158
                                                       ------------         ------------         ------------

      Realized gain (loss) ....................                (699)               6,129            2,375,711
                                                       ------------         ------------         ------------

    Change in unrealized gain (loss)
      on investments ..........................              27,437              992,987           33,184,421
                                                       ------------         ------------         ------------


  Net increase (decrease) in net assets
    resulting from operations .................        $     22,613         $    942,853         $ 34,818,222
                                                       ============         ============         ============


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
        FOR THE YEAR ENDED DECEMBER 31, 2004 AND THE PERIOD MAY 5, 2003
                (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                     CAPITAL                                                     MANAGED
                                                   APPRECIATION                   HIGH YIELD                     ASSETS
                                                       FUND                       BOND TRUST                      TRUST
                                           ---------------------------   ---------------------------   ---------------------------
                                                2004           2003           2004           2003           2004           2003
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $    (15,984)  $     (1,681)  $     34,969   $         --   $     15,553   $         --
  Realized gain (loss) ..................         4,984             95            982             --          8,349             --
  Change in unrealized gain (loss)
    on investments ......................       204,271         28,445        (13,430)            --         31,789             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........       193,271         26,859         22,521             --         55,691             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant purchase payments .........       732,355        310,946        636,818             --        765,163             --
  Participant transfers from other
    funding options .....................       245,965          8,376         60,753             --        172,638             --
  Growth rate intra-fund transfers in ...            --             --             --             --             --             --
  Administrative charges ................          (254)            (9)           (15)            --             (7)            --
  Contract surrenders ...................       (13,292)            --        (26,704)            --           (821)            --
  Participant transfers to other
    funding options .....................       (46,611)          (273)          (151)            --         (6,021)            --
  Growth rate intra-fund transfers out ..            --             --             --             --             --             --
  Other payments to participants ........            --             --             --             --             --             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..       918,163        319,040        670,701             --        930,952             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets     1,111,434        345,899        693,222             --        986,643             --

NET ASSETS:
    Beginning of year ...................       345,899             --             --             --             --             --
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $  1,457,333   $    345,899   $    693,222   $         --   $    986,643   $         --
                                           ============   ============   ============   ============   ============   ============


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
         FOR THE YEAR ENDED DECEMBER 31, 2004 AND THE PERIOD MAY 5, 2003
                (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                                                                                 AIM V.I.
                                                                                   AIM V.I.                      MID CAP
                                                                                   CAPITAL                         CORE
                                                      MONEY                      APPRECIATION                     EQUITY
                                                      MARKET                        FUND -                        FUND -
                                                    PORTFOLIO                     SERIES II                     SERIES II
                                           ---------------------------   ---------------------------   ---------------------------
                                                2004           2003           2004           2003           2004           2003
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $    (85,440)  $    (15,098)  $    (64,779)  $     (6,545)  $    (45,289)  $     (5,766)
  Realized gain (loss) ..................            --             --          4,605          3,968        174,660          7,930
  Change in unrealized gain (loss)
    on investments ......................            --             --        324,219         98,960        177,359         71,452
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........       (85,440)       (15,098)       264,045         96,383        306,730         73,616
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant purchase payments .........    16,616,543      7,838,561      3,420,271      1,493,850      1,864,930        995,567
  Participant transfers from other
    funding options .....................    15,386,342      1,803,604        562,853        103,301        727,317        108,145
  Growth rate intra-fund transfers in ...        33,684             --             --             --             --             --
  Administrative charges ................        (2,295)           (77)          (856)           (15)          (425)            (9)
  Contract surrenders ...................      (477,859)       (31,023)      (177,065)       (23,898)       (71,497)       (12,702)
  Participant transfers to other
    funding options .....................   (24,959,136)    (4,892,990)      (208,397)       (64,070)      (398,568)        (3,479)
  Growth rate intra-fund transfers out ..       (33,684)            --             --             --             --             --
  Other payments to participants ........       (34,309)       (50,483)       (10,102)            --        (29,559)            --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..     6,529,286      4,667,592      3,586,704      1,509,168      2,092,198      1,087,522
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets     6,443,846      4,652,494      3,850,749      1,605,551      2,398,928      1,161,138


NET ASSETS:
    Beginning of year ...................     4,652,494             --      1,605,551             --      1,161,138             --
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $ 11,096,340   $  4,652,494   $  5,456,300   $  1,605,551   $  3,560,066   $  1,161,138
                                           ============   ============   ============   ============   ============   ============


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
         FOR THE YEAR ENDED DECEMBER 31, 2004 AND THE PERIOD MAY 5, 2003
                (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                      ALLIANCEBERNSTEIN                     GLOBAL
                                           PREMIER                          GROWTH                         GROWTH
          AIM V.I.                          GROWTH                          FUND -                         FUND -
         UTILITIES                       PORTFOLIO -                       CLASS 2                        CLASS 2
            FUND                           CLASS B                          SHARES                         SHARES
----------------------------    ----------------------------    ----------------------------    ----------------------------
     2004            2003            2004            2003            2004            2003            2004            2003
     ----            ----            ----            ----            ----            ----            ----            ----
$     (3,035)   $        430    $    (16,338)   $     (2,294)   $    (45,255)   $     (6,689)   $   (130,182)   $    (11,745)
      35,408              45             210             918           6,898             282          36,927           2,930

      66,619           5,608         100,249          24,538         518,069         150,137       1,290,951         239,567
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

      98,992           6,083          84,121          23,162         479,712         143,730       1,197,696         230,752
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

     574,395          50,950         606,563         169,966       2,838,847         981,364       9,211,372       2,384,741

     197,405          21,725         301,338         253,229       1,236,986         130,839       2,394,651         273,786
          --              --              --              --              --              --              --              --
         (24)             (1)           (141)             (5)           (460)            (16)         (1,582)            (44)
     (24,778)            (60)        (19,172)             --         (38,698)             --         (58,746)         (1,517)

    (406,904)             --         (78,535)             --         (82,425)         (8,964)       (553,010)        (76,743)
          --              --              --              --              --              --              --              --
     (23,877)             --              --              --              --           5,816         (48,493)          5,816
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

     316,217          72,614         810,053         423,190       3,954,250       1,109,039      10,944,192       2,586,039
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

     415,209          78,697         894,174         446,352       4,433,962       1,252,769      12,141,888       2,816,791

      78,697              --         446,352              --       1,252,769              --       2,816,791              --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$    493,906    $     78,697    $  1,340,526    $    446,352    $  5,686,731    $  1,252,769    $ 14,958,679    $  2,816,791
============    ============    ============    ============    ============    ============    ============    ============


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
         FOR THE YEAR ENDED DECEMBER 31, 2004 AND THE PERIOD MAY 5, 2003
                (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                                                                                  CREDIT
                                                                                     CREDIT                       SUISSE
                                                                                     SUISSE                       TRUST
                                                  GROWTH-INCOME                      TRUST                        GLOBAL
                                                      FUND -                        EMERGING                   POST-VENTURE
                                                     CLASS 2                        MARKETS                      CAPITAL
                                                      SHARES                       PORTFOLIO                    PORTFOLIO
                                           ---------------------------   ---------------------------   ---------------------------
                                                2004           2003           2004           2003           2004           2003
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $    (37,908)  $      7,270   $    (14,780)  $       (272)  $     (4,218)  $       (151)
  Realized gain (loss) ..................         8,122            151          8,749             37            830            105
  Change in unrealized gain (loss)
    on investments ......................       919,608        263,848        332,856          5,692         50,083          2,955
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........       889,822        271,269        326,825          5,457         46,695          2,909
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant purchase payments .........     8,666,924      2,557,600      1,462,530         54,583        305,605         24,080
  Participant transfers from other
    funding options .....................     2,310,526        320,208        123,785          3,177         53,806          6,884
  Growth rate intra-fund transfers in ...            --             --             --             --             --             --
  Administrative charges ................        (1,266)           (33)           (89)            (1)           (34)            (1)
  Contract surrenders ...................       (84,244)        (2,101)       (23,999)           (21)            --             --
  Participant transfers to other
    funding options .....................      (543,560)        (7,337)       (70,646)          (261)       (35,335)          (160)
  Growth rate intra-fund transfers out ..            --             --             --             --             --             --
  Other payments to participants ........       (28,466)        11,633         (6,175)            --        (10,407)            --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..    10,319,914      2,879,970      1,485,406         57,477        313,635         30,803
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets    11,209,736      3,151,239      1,812,231         62,934        360,330         33,712


NET ASSETS:
    Beginning of year ...................     3,151,239             --         62,934             --         33,712             --
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $ 14,360,975   $  3,151,239   $  1,875,165   $     62,934   $    394,042   $     33,712
                                           ============   ============   ============   ============   ============   ============


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
         FOR THE YEAR ENDED DECEMBER 31, 2004 AND THE PERIOD MAY 5, 2003
                (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                                          DREYFUS
           DELAWARE                        DREYFUS                        SOCIALLY
             VIP                            MIDCAP                      RESPONSIBLE                     DREYFUS VIF
             REIT                           STOCK                          GROWTH                       APPRECIATION
           SERIES -                      PORTFOLIO -                    FUND, INC.-                     PORTFOLIO -
           STANDARD                        SERVICE                        SERVICE                         INITIAL
            CLASS                           SHARES                         SHARES                          SHARES
----------------------------    ----------------------------    ----------------------------    ----------------------------
     2004            2003            2004            2003            2004            2003            2004            2003
     ----            ----            ----            ----            ----            ----            ----            ----
$    (15,327)   $     (3,853)   $    (43,257)   $     (2,416)   $       (905)   $        (91)   $      1,716    $      5,268
      32,705             487         109,672             428              34               4           3,400             485

     730,175          74,082         404,749          42,849           5,788           1,702          32,170          46,248
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

     747,553          70,716         471,164          40,861           4,917           1,615          37,286          52,001
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

   2,152,696         591,645       3,015,797         796,837          62,661          17,209         541,765         415,771

     954,820         184,470         274,500          64,413           7,445             993         332,339         249,303
          --              --              --              --              --              --              --              --
        (654)            (29)           (263)             (6)             (8)             --            (332)            (14)
     (77,177)             --         (52,091)         (1,363)         (3,738)             --         (37,836)            (80)

    (183,201)         (3,588)       (150,419)         (2,272)             --              --         (60,527)             (9)
          --              --              --              --              --              --              --              --
          --              --         (32,634)             --              --              --              --              --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

   2,846,484         772,498       3,054,890         857,609          66,360          18,202         775,409         664,971
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

   3,594,037         843,214       3,526,054         898,470          71,277          19,817         812,695         716,972

     843,214              --         898,470              --          19,817              --         716,972              --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$  4,437,251    $    843,214    $  4,424,524    $    898,470    $     91,094    $     19,817    $  1,529,667    $    716,972
============    ============    ============    ============    ============    ============    ============    ============


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
         FOR THE YEAR ENDED DECEMBER 31, 2004 AND THE PERIOD MAY 5, 2003
                (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                                                   FRANKLIN
                                                   DREYFUS VIF                      RISING
                                                    DEVELOPING                    DIVIDENDS                      FRANKLIN
                                                     LEADERS                      SECURITIES                    SMALL CAP
                                                   PORTFOLIO -                      FUND -                        FUND -
                                                     INITIAL                       CLASS 2                       CLASS 2
                                                      SHARES                        SHARES                        SHARES
                                           ---------------------------   ---------------------------   ---------------------------
                                                2004           2003           2004           2003           2004           2003
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $    (40,935)  $     (6,360)  $    (90,853)  $    (13,446)  $    (61,790)  $     (5,658)
  Realized gain (loss) ..................         2,112            411        106,918            597          5,905          2,805
  Change in unrealized gain (loss)
    on investments ......................       283,673         99,913        786,852        198,731        412,597         86,809
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........       244,850         93,964        802,917        185,882        356,712         83,956
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant purchase payments .........     1,662,003        956,547      6,235,212      2,446,554      2,857,944      1,150,169
  Participant transfers from other
    funding options .....................       612,512         93,167      2,295,906        464,545        599,282        223,728
  Growth rate intra-fund transfers in ...            --             --             --             --             --             --
  Administrative charges ................          (668)           (30)        (1,047)           (19)          (750)           (18)
  Contract surrenders ...................        (9,769)            --       (239,767)       (38,648)      (123,791)       (74,765)
  Participant transfers to other
    funding options .....................       (41,788)        (1,580)      (304,035)       (19,610)      (215,820)       (42,337)
  Growth rate intra-fund transfers out ..            --             --             --             --             --             --
  Other payments to participants ........            --             --       (187,705)       (15,115)       (20,425)            --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..     2,222,290      1,048,104      7,798,564      2,837,707      3,096,440      1,256,777
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets     2,467,140      1,142,068      8,601,481      3,023,589      3,453,152      1,340,733


NET ASSETS:
    Beginning of year ...................     1,142,068             --      3,023,589             --      1,340,733             --
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $  3,609,208   $  1,142,068   $ 11,625,070   $  3,023,589   $  4,793,885   $  1,340,733
                                           ============   ============   ============   ============   ============   ============


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
         FOR THE YEAR ENDED DECEMBER 31, 2004 AND THE PERIOD MAY 5, 2003
                (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                          TEMPLETON
            MUTUAL                        DEVELOPING                     TEMPLETON                       TEMPLETON
            SHARES                         MARKETS                        FOREIGN                          GROWTH
          SECURITIES                      SECURITIES                     SECURITIES                      SECURITIES
            FUND -                          FUND -                         FUND -                          FUND -
           CLASS 2                         CLASS 2                        CLASS 2                         CLASS 2
            SHARES                          SHARES                         SHARES                          SHARES
----------------------------    ----------------------------    ----------------------------    ----------------------------
     2004            2003            2004            2003            2004            2003            2004            2003
     ----            ----            ----            ----            ----            ----            ----            ----
$    (18,768)   $     (3,896)   $     (3,296)   $       (803)   $    (27,593)   $     (4,551)   $    (15,944)   $     (3,717)
       2,746             161             684              32           8,070             190           1,805             492

     226,213          60,589         436,735          26,267         675,277         105,700         434,131          83,356
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

     210,191          56,854         434,123          25,496         655,754         101,339         419,992          80,131
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

   1,301,768         602,459       1,433,827         217,378       3,136,727       1,072,651       2,148,374         697,128

     462,984          49,390         778,506          18,144         847,512          99,477         518,231         101,275
          --              --              --              --              --              --              --              --
        (262)             (9)           (291)             (1)           (463)             (8)           (445)            (12)
      (9,798)           (560)        (22,919)             --         (44,417)         (5,177)        (25,204)            (97)

     (39,980)           (719)        (63,577)           (710)        (84,490)         (3,803)        (32,399)         (5,717)
          --              --              --              --              --              --              --              --
          --              --              --              --         (36,349)             --              --              --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

   1,714,712         650,561       2,125,546         234,811       3,818,520       1,163,140       2,608,557         792,577
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

   1,924,903         707,415       2,559,669         260,307       4,474,274       1,264,479       3,028,549         872,708

     707,415              --         260,307              --       1,264,479              --         872,708              --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$  2,632,318    $    707,415    $  2,819,976    $    260,307    $  5,738,753    $  1,264,479    $  3,901,257    $    872,708
============    ============    ============    ============    ============    ============    ============    ============


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
         FOR THE YEAR ENDED DECEMBER 31, 2004 AND THE PERIOD MAY 5, 2003
                (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                                                   SALOMON                      SALOMON
                                                                                   BROTHERS                     BROTHERS
                                                                                   VARIABLE                     VARIABLE
                                                      EQUITY                      AGGRESSIVE                   AGGRESSIVE
                                                      INDEX                         GROWTH                       GROWTH
                                                   PORTFOLIO -                      FUND -                       FUND -
                                                     CLASS II                      CLASS I                      CLASS II
                                                      SHARES                        SHARES                       SHARES
                                           ---------------------------   ---------------------------   ---------------------------
                                                2004           2003           2004           2003           2004           2003
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $      3,926   $      6,364   $    (34,722)  $     (2,939)  $    (99,583)  $     (9,378)
  Realized gain (loss) ..................         6,124          1,227          3,829            161          4,296          1,518
  Change in unrealized gain (loss)
    on investments ......................       423,522        119,511        195,573         55,732        418,882        151,573
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........       433,572        127,102        164,680         52,954        323,595        143,713
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant purchase payments .........     3,462,077      1,367,571      1,794,273        622,021      3,769,855      2,213,665
  Participant transfers from other
    funding options .....................     1,053,342        272,554        637,570         23,384      1,268,668        236,209
  Growth rate intra-fund transfers in ...            --             --             --             --             --             --
  Administrative charges ................        (1,270)           (45)          (530)           (11)          (860)           (12)
  Contract surrenders ...................       (29,936)       (13,184)       (33,790)            --       (103,044)       (41,740)
  Participant transfers to other
    funding options .....................      (205,162)       (17,917)       (55,235)       (17,657)      (452,713)        (8,094)
  Growth rate intra-fund transfers out ..            --             --             --             --             --             --
  Other payments to participants ........       (38,452)            --        (10,383)        11,633       (250,367)            --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..     4,240,599      1,608,979      2,331,905        639,370      4,231,539      2,400,028
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets     4,674,171      1,736,081      2,496,585        692,324      4,555,134      2,543,741


NET ASSETS:
    Beginning of year ...................     1,736,081             --        692,324             --      2,543,741             --
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $  6,410,252   $  1,736,081   $  3,188,909   $    692,324   $  7,098,875   $  2,543,741
                                           ============   ============   ============   ============   ============   ============


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
         FOR THE YEAR ENDED DECEMBER 31, 2004 AND THE PERIOD MAY 5, 2003
                (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

      SALOMON BROTHERS
           VARIABLE                                                        GLOBAL
           GROWTH &                                                         LIFE                           GLOBAL
            INCOME                        BALANCED                        SCIENCES                       TECHNOLOGY
            FUND -                      PORTFOLIO -                     PORTFOLIO -                     PORTFOLIO -
           CLASS I                        SERVICE                         SERVICE                         SERVICE
            SHARES                         SHARES                          SHARES                          SHARES
----------------------------    ----------------------------    ----------------------------    ----------------------------
     2004            2003            2004            2003            2004            2003            2004            2003
     ----            ----            ----            ----            ----            ----            ----            ----
$     (6,372)   $     (1,385)   $      4,624    $      1,885    $    (10,806)   $     (1,239)   $     (9,970)   $     (1,939)
       2,287             716           2,782             183           2,782             139            (939)            211

      77,535          37,756          46,986          22,610          52,955          14,960          21,176          31,897
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

      73,450          37,087          54,392          24,678          44,931          13,860          10,267          30,169
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

     739,582         287,043         271,048         392,114         314,346         154,699         357,065         235,108

      28,717         147,991         140,472         115,339         224,210          24,994         121,071           6,728
          --              --              --              --              --              --              --              --
         (75)             --            (240)            (10)           (103)             (6)            (93)             (5)
        (293)         (3,243)        (14,437)         (1,294)        (29,298)             --         (30,939)             --

     (15,791)         (2,123)        (37,886)        (12,430)        (11,270)           (187)        (17,692)         (2,057)
          --              --              --              --              --              --              --              --
          --              --          (1,860)         11,633              --              --          (9,967)             --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

     752,140         429,668         357,097         505,352         497,885         179,500         419,445         239,774
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

     825,590         466,755         411,489         530,030         542,816         193,360         429,712         269,943

     466,755              --         530,030              --         193,360              --         269,943              --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$  1,292,345    $    466,755    $    941,519    $    530,030    $    736,176    $    193,360    $    699,655    $    269,943
============    ============    ============    ============    ============    ============    ============    ============


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
         FOR THE YEAR ENDED DECEMBER 31, 2004 AND THE PERIOD MAY 5, 2003
                (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                     WORLDWIDE
                                                       GROWTH                        LAZARD                       GROWTH
                                                    PORTFOLIO -                    RETIREMENT                      AND
                                                      SERVICE                      SMALL CAP                      INCOME
                                                       SHARES                      PORTFOLIO                    PORTFOLIO
                                           ---------------------------   ---------------------------   ---------------------------
                                                2004           2003           2004           2003           2004           2003
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $     (3,202)  $       (814)  $    (24,672)  $     (2,499)  $     (5,019)  $        852
  Realized gain (loss) ..................           518             33          6,695            270         26,748            220
  Change in unrealized gain (loss)
    on investments ......................        12,950         20,990        250,880         42,800        259,983         40,427
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........        10,266         20,209        232,903         40,571        281,712         41,499
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant purchase payments .........       110,819        214,524      1,477,539        440,081      2,045,158        422,569
  Participant transfers from other
    funding options .....................        44,501          2,063        277,126         60,083        510,460         48,567
  Growth rate intra-fund transfers in ...            --             --             --             --             --             --
  Administrative charges ................          (115)            (8)          (279)           (11)          (237)            (1)
  Contract surrenders ...................        (3,514)            --        (71,464)        (1,734)       (18,271)        (1,307)
  Participant transfers to other
    funding options .....................        (4,310)          (766)       (45,286)        (2,368)       (10,258)           (87)
  Growth rate intra-fund transfers out ..            --             --             --             --             --             --
  Other payments to participants ........            --             --             --             --             --             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..       147,381        215,813      1,637,636        496,051      2,526,852        469,741
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets       157,647        236,022      1,870,539        536,622      2,808,564        511,240


NET ASSETS:
    Beginning of year ...................       236,022             --        536,622             --        511,240             --
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $    393,669   $    236,022   $  2,407,161   $    536,622   $  3,319,804   $    511,240
                                           ============   ============   ============   ============   ============   ============


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
         FOR THE YEAR ENDED DECEMBER 31, 2004 AND THE PERIOD MAY 5, 2003
                (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                           MERRILL                         MERRILL                      OPPENHEIMER
                                            LYNCH                           LYNCH                         CAPITAL
                                            GLOBAL                          VALUE                       APPRECIATION
            MID-CAP                       ALLOCATION                    OPPORTUNITIES                     FUND/VA
             VALUE                        V.I. FUND                       V.I. FUND                      - SERVICE
           PORTFOLIO                     - CLASS III                     - CLASS III                       SHARES
----------------------------    ----------------------------    ----------------------------    ----------------------------
     2004            2003            2004            2003            2004            2003            2004            2003
     ----            ----            ----            ----            ----            ----            ----            ----
$    (22,805)   $         20    $     46,532    $         --    $     (8,426)   $         --    $    (56,067)   $     (5,979)
      51,411           5,625             416              --         300,480              --           3,510           2,954

     424,563          43,886          40,323              --        (204,518)             --         276,014          97,526
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

     453,169          49,531          87,271              --          87,536              --         223,457          94,501
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

   2,284,208         436,681       1,494,959              --         941,638              --       2,640,243       1,374,762

     470,092         103,514         175,529              --         218,759              --         760,806         149,149
          --              --              --              --              --              --              --              --
        (297)            (12)            (18)             --            (178)             --            (612)            (10)
     (10,380)             --          (1,671)             --         (10,855)             --         (79,291)        (26,728)

     (66,620)           (661)           (153)             --         (13,342)             --        (187,158)        (37,027)
          --              --              --              --              --              --              --              --
          --              --              --              --              --              --          (5,704)             --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

   2,677,003         539,522       1,668,646              --       1,136,022              --       3,128,284       1,460,146
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

   3,130,172         589,053       1,755,917              --       1,223,558              --       3,351,741       1,554,647

     589,053              --              --              --              --              --       1,554,647              --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$  3,719,225    $    589,053    $  1,755,917    $         --    $  1,223,558    $         --    $  4,906,388    $  1,554,647
============    ============    ============    ============    ============    ============    ============    ============


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
         FOR THE YEAR ENDED DECEMBER 31, 2004 AND THE PERIOD MAY 5, 2003
                (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                   OPPENHEIMER                   OPPENHEIMER
                                                      GLOBAL                         MAIN                          REAL
                                                    SECURITIES                      STREET                        RETURN
                                                    FUND/VA -                     FUND/VA -                    PORTFOLIO -
                                                     SERVICE                       SERVICE                    ADMINISTRATIVE
                                                      SHARES                        SHARES                        CLASS
                                           ---------------------------   ---------------------------   ---------------------------
                                                2004           2003           2004           2003           2004           2003
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $    (42,104)  $     (3,838)  $     (1,946)  $         --   $    (13,716)  $     (3,175)
  Realized gain (loss) ..................         3,849          1,069            214             --        103,886         11,412
  Change in unrealized gain (loss)
    on investments ......................       808,809        111,452         26,319             --         57,882            931
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........       770,554        108,683         24,587             --        148,052          9,168
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant purchase payments .........     3,859,153      1,151,147        244,843             --      2,110,182        585,493
  Participant transfers from other
    funding options .....................       691,277        116,729         86,147             --        705,398        166,778
  Growth rate intra-fund transfers in ...            --             --             --             --             --             --
  Administrative charges ................          (672)            (6)            (9)            --           (477)           (17)
  Contract surrenders ...................       (99,597)        (6,019)            --             --        (85,627)            --
  Participant transfers to other
    funding options .....................      (280,845)        (3,276)        (5,628)            --       (159,739)      (102,749)
  Growth rate intra-fund transfers out ..            --             --             --             --             --             --
  Other payments to participants ........       (16,122)            --             --             --         (1,793)            --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..     4,153,194      1,258,575        325,353             --      2,567,944        649,505
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets     4,923,748      1,367,258        349,940             --      2,715,996        658,673


NET ASSETS:
    Beginning of year ...................     1,367,258             --             --             --        658,673             --
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $  6,291,006   $  1,367,258   $    349,940   $         --   $  3,374,669   $    658,673
                                           ============   ============   ============   ============   ============   ============


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
         FOR THE YEAR ENDED DECEMBER 31, 2004 AND THE PERIOD MAY 5, 2003
                (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                           PIONEER                                                         PIONEER
                                           AMERICA                         PIONEER                         EMERGING
            TOTAL                           INCOME                         BALANCED                        MARKETS
            RETURN                           VCT                             VCT                             VCT
         PORTFOLIO -                     PORTFOLIO -                     PORTFOLIO -                     PORTFOLIO -
        ADMINISTRATIVE                     CLASS II                        CLASS II                        CLASS II
            CLASS                           SHARES                          SHARES                          SHARES
----------------------------    ----------------------------    ----------------------------    ----------------------------
     2004            2003            2004            2003            2004            2003            2004            2003
     ----            ----            ----            ----            ----            ----            ----            ----
$      2,436    $      4,505    $    178,402    $     13,378    $     12,884    $      4,679    $    (21,862)   $     (1,766)
     103,934          15,098         (10,381)         (1,091)         10,969               6         (15,423)          1,413

      61,665           5,422         (78,721)         (1,789)        118,719         114,549         466,959          63,409
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

     168,035          25,025          89,300          10,498         142,572         119,234         429,674          63,056
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

   4,154,779       2,251,016       4,344,619       2,034,225       2,572,338       2,672,183       2,511,097         426,263

   1,099,664         368,996       2,557,977         460,662         934,597         149,966         488,157         158,202
          --              --              --              --              --              --              --              --
      (1,164)            (67)           (827)            (25)           (727)            (10)           (501)             (5)
     (59,187)         (6,084)       (163,683)        (12,136)       (250,929)        (21,735)        (56,984)         (5,189)

    (248,717)       (212,031)     (1,579,209)       (181,734)        (33,159)        (33,908)       (464,121)         (8,413)
          --              --              --              --              --              --              --              --
     (15,654)             --         (46,705)             --         (71,743)             --          (6,784)             --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

   4,929,721       2,401,830       5,112,172       2,300,992       3,150,377       2,766,496       2,470,864         570,858
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

   5,097,756       2,426,855       5,201,472       2,311,490       3,292,949       2,885,730       2,900,538         633,914

   2,426,855              --       2,311,490              --       2,885,730              --         633,914              --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$  7,524,611    $  2,426,855    $  7,512,962    $  2,311,490    $  6,178,679    $  2,885,730    $  3,534,452    $    633,914
============    ============    ============    ============    ============    ============    ============    ============


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
         FOR THE YEAR ENDED DECEMBER 31, 2004 AND THE PERIOD MAY 5, 2003
                (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                     PIONEER
                                                      EQUITY                       PIONEER                       PIONEER
                                                      INCOME                        EUROPE                         FUND
                                                       VCT                           VCT                           VCT
                                                   PORTFOLIO -                   PORTFOLIO -                   PORTFOLIO -
                                                     CLASS II                      CLASS II                      CLASS II
                                                      SHARES                        SHARES                        SHARES
                                           ---------------------------   ---------------------------   ---------------------------
                                                2004           2003           2004           2003           2004           2003
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $     37,063   $      6,522   $     (2,813)  $       (859)  $    (75,671)  $     (4,305)
  Realized gain (loss) ..................        53,464            748          2,012             53         12,029            (54)
  Change in unrealized gain (loss)
    on investments ......................     1,015,913        205,917         43,461         20,277      1,283,152        314,045
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........     1,106,440        213,187         42,660         19,471      1,219,510        309,686
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant purchase payments .........     5,329,153      2,741,504        145,500        121,229      9,069,835      4,422,067
  Participant transfers from other
    funding options .....................     1,642,282        211,261         37,414          2,250        884,909        234,352
  Growth rate intra-fund transfers in ...            --             --             --             --             --             --
  Administrative charges ................        (1,048)           (15)           (59)            --         (1,860)           (36)
  Contract surrenders ...................      (310,793)       (10,885)        (7,401)          (144)      (284,240)       (19,121)
  Participant transfers to other
    funding options .....................      (458,341)       (13,721)       (20,943)            --       (249,206)       (32,975)
  Growth rate intra-fund transfers out ..            --             --             --             --             --             --
  Other payments to participants ........       (46,946)            --             --             --        (71,886)            --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..     6,154,307      2,928,144        154,511        123,335      9,347,552      4,604,287
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets     7,260,747      3,141,331        197,171        142,806     10,567,062      4,913,973


NET ASSETS:
    Beginning of year ...................     3,141,331             --        142,806             --      4,913,973             --
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $ 10,402,078   $  3,141,331   $    339,977   $    142,806   $ 15,481,035   $  4,913,973
                                           ============   ============   ============   ============   ============   ============


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
         FOR THE YEAR ENDED DECEMBER 31, 2004 AND THE PERIOD MAY 5, 2003
                (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

            PIONEER                         PIONEER                        PIONEER                        PIONEER
             GROWTH                           HIGH                      INTERNATIONAL                     MID CAP
             SHARES                          YIELD                          VALUE                          VALUE
              VCT                             VCT                            VCT                            VCT
          PORTFOLIO -                     PORTFOLIO -                    PORTFOLIO -                    PORTFOLIO -
            CLASS II                        CLASS II                       CLASS II                       CLASS II
             SHARES                          SHARES                         SHARES                         SHARES
----------------------------    ----------------------------    ----------------------------    ----------------------------
     2004            2003            2004            2003            2004            2003            2004            2003
     ----            ----            ----            ----            ----            ----            ----            ----
$    (66,237)   $    (10,094)   $    826,566    $    151,241    $    (20,381)   $     (1,741)   $    (95,320)   $    (11,458)
        (381)          3,808        (139,791)        (17,718)         14,055             401         128,681           8,429

     344,537         106,978         570,303         518,661         306,439          54,475       1,188,644         241,551
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

     277,919         100,692       1,257,078         652,184         300,113          53,135       1,222,005         238,522
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

   2,702,170       1,765,531      18,684,388      13,120,819       1,366,164         713,367       5,024,726       2,286,860

     458,232         160,286      15,297,760       2,550,185         331,271          12,515       1,514,907         486,149
          --              --              --              --              --              --              --              --
        (507)             (8)         (3,065)           (148)           (172)             (4)         (1,037)            (15)
     (75,689)         (3,244)     (1,776,764)        (56,407)        (52,452)         (4,505)       (432,474)        (19,491)

     (84,035)           (561)    (12,129,555)     (1,986,569)       (312,516)         (8,617)       (708,140)       (145,541)
          --              --              --              --              --              --              --              --
     (65,214)             --        (432,726)        (56,695)        (11,803)             --        (268,603)             --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

   2,934,957       1,922,004      19,640,038      13,571,185       1,320,492         712,756       5,129,379       2,607,962
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

   3,212,876       2,022,696      20,897,116      14,223,369       1,620,605         765,891       6,351,384       2,846,484

   2,022,696              --      14,223,369              --         765,891              --       2,846,484              --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$  5,235,572    $  2,022,696    $ 35,120,485    $ 14,223,369    $  2,386,496    $    765,891    $  9,197,868    $  2,846,484
============    ============    ============    ============    ============    ============    ============    ============


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
         FOR THE YEAR ENDED DECEMBER 31, 2004 AND THE PERIOD MAY 5, 2003
                (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                     PIONEER                                                     PIONEER
                                                    OAK RIDGE                       PIONEER                     PAPP SMALL
                                                    LARGE CAP                         PAPP                      & MID CAP
                                                      GROWTH                    AMERICA-PACIFIC                   GROWTH
                                                       VCT                          RIM FUND                       VCT
                                                   PORTFOLIO -                       VCT -                     PORTFOLIO -
                                                     CLASS II                       CLASS II                     CLASS II
                                                      SHARES                         SHARES                       SHARES
                                           ---------------------------   ---------------------------   ---------------------------
                                                2004           2003           2004           2003           2004           2003
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $    (12,546)  $         --   $     (4,215)  $         --   $     (9,748)  $         --
  Realized gain (loss) ..................         1,615             --         (1,347)            --        (21,394)            --
  Change in unrealized gain (loss)
    on investments ......................       132,653             --         25,134             --         38,595             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........       121,722             --         19,572             --          7,453             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant purchase payments .........     1,143,527             --        490,596             --        608,238             --
  Participant transfers from other
    funding options .....................       601,361             --        140,157             --        673,759             --
  Growth rate intra-fund transfers in ...            --             --             --             --             --             --
  Administrative charges ................           (18)            --            (17)            --            (12)            --
  Contract surrenders ...................        (7,384)            --        (13,841)            --        (19,224)            --
  Participant transfers to other
    funding options .....................       (27,361)            --            (12)            --       (327,261)            --
  Growth rate intra-fund transfers out ..            --             --             --             --             --             --
  Other payments to participants ........           143             --             --             --             --             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..     1,710,268             --        616,883             --        935,500             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets     1,831,990             --        636,455             --        942,953             --


NET ASSETS:
    Beginning of year ...................            --             --             --             --             --             --
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $  1,831,990   $         --   $    636,455   $         --   $    942,953   $         --
                                           ============   ============   ============   ============   ============   ============


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
         FOR THE YEAR ENDED DECEMBER 31, 2004 AND THE PERIOD MAY 5, 2003
                (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

          PIONEER                          PIONEER                         PIONEER                        PIONEER
        REAL ESTATE                       SMALL CAP                         SMALL                        STRATEGIC
           SHARES                           VALUE                          COMPANY                         INCOME
            VCT                              VCT                             VCT                            VCT
        PORTFOLIO -                      PORTFOLIO -                     PORTFOLIO -                    PORTFOLIO -
          CLASS II                         CLASS II                        CLASS II                       CLASS II
           SHARES                           SHARES                          SHARES                         SHARES
----------------------------    ----------------------------    ----------------------------    ----------------------------
     2004            2003            2004            2003            2004            2003            2004            2003
     ----            ----            ----            ----            ----            ----            ----            ----
$     79,074    $     17,223    $    (72,163)   $     (7,960)   $    (16,397)   $     (2,454)   $    261,355    $     26,639
      25,555             794          47,020           1,256           8,111           1,270          95,467           1,299

   1,280,028          82,824         790,233         158,195         117,102          32,518         323,789          81,001
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

   1,384,657         100,841         765,090         151,491         108,816          31,334         680,611         108,939
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

   2,526,591       1,474,997       3,103,295       1,704,850         541,931         427,635       6,541,209       2,391,057

   1,513,262         216,850         782,862         254,645         203,504          43,200       2,244,854         310,225
          --              --              --              --              --              --              --              --
      (1,024)            (16)           (566)             (8)           (153)             (5)         (1,443)            (80)
    (111,939)         (3,537)       (338,260)        (18,745)        (47,714)        (15,785)       (367,881)        (17,773)

    (432,035)        (12,393)       (320,810)       (134,941)        (43,258)            (75)       (774,996)       (119,009)
          --              --              --              --              --              --              --              --
     (42,671)         (3,892)        (26,884)             --          (9,117)             --         (11,940)             --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

   3,452,184       1,672,009       3,199,637       1,805,801         645,193         454,970       7,629,803       2,564,420
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

   4,836,841       1,772,850       3,964,727       1,957,292         754,009         486,304       8,310,414       2,673,359

   1,772,850              --       1,957,292              --         486,304              --       2,673,359              --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$  6,609,691    $  1,772,850    $  5,922,019    $  1,957,292    $  1,240,313    $    486,304    $ 10,983,773    $  2,673,359
============    ============    ============    ============    ============    ============    ============    ============


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
         FOR THE YEAR ENDED DECEMBER 31, 2004 AND THE PERIOD MAY 5, 2003
                (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                                                    PUTNAM                       PUTNAM
                                                     PIONEER                          VT                           VT
                                                      VALUE                     INTERNATIONAL                  SMALL CAP
                                                       VCT                          EQUITY                       VALUE
                                                   PORTFOLIO -                      FUND -                       FUND -
                                                     CLASS II                      CLASS IB                     CLASS IB
                                                      SHARES                        SHARES                       SHARES
                                           ---------------------------   ---------------------------   ---------------------------
                                                2004           2003           2004           2003           2004           2003
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $    (47,286)  $     (2,910)  $     (1,703)  $       (799)  $    (33,448)  $     (4,853)
  Realized gain (loss) ..................         4,581          1,021          2,807             25          6,875          2,160
  Change in unrealized gain (loss)
    on investments ......................       388,142         54,889         30,200         16,544        603,824        128,722
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........       345,437         53,000         31,304         15,770        577,251        126,029
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant purchase payments .........     3,099,593        679,444         67,964        129,930      1,870,787        661,809
  Participant transfers from other
    funding options .....................       755,817        138,084         37,591         11,963        625,147        104,563
  Growth rate intra-fund transfers in ...            --             --             --             --             --             --
  Administrative charges ................          (619)            (7)           (82)            (5)          (433)           (23)
  Contract surrenders ...................       (79,492)        (2,859)       (14,392)          (383)       (54,209)          (318)
  Participant transfers to other
    funding options .....................      (157,933)       (72,026)       (13,506)          (398)       (73,551)       (16,228)
  Growth rate intra-fund transfers out ..            --             --             --             --             --             --
  Other payments to participants ........        (2,636)            --             --             --             --             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..     3,614,730        742,636         77,575        141,107      2,367,741        749,803
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets     3,960,167        795,636        108,879        156,877      2,944,992        875,832


NET ASSETS:
    Beginning of year ...................       795,636             --        156,877             --        875,832             --
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $  4,755,803   $    795,636   $    265,756   $    156,877   $  3,820,824   $    875,832
                                           ============   ============   ============   ============   ============   ============


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
         FOR THE YEAR ENDED DECEMBER 31, 2004 AND THE PERIOD MAY 5, 2003
                (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                                         LARGE CAP                       SMALL CAP
           ALL CAP                        INVESTORS                        GROWTH                          GROWTH
            FUND -                          FUND -                         FUND -                          FUND -
           CLASS I                         CLASS I                        CLASS I                         CLASS I
----------------------------    ----------------------------    ----------------------------    ----------------------------
     2004            2003            2004            2003            2004            2003            2004            2003
     ----            ----            ----            ----            ----            ----            ----            ----
$    (15,976)   $     (1,630)   $        587    $      5,568    $    (20,098)   $     (1,671)   $    (35,624)   $     (3,011)
       1,583             128           5,830             758              (4)            228           2,416             203

     148,442          50,989         135,110          63,197          35,116          31,385         408,406          67,096
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

     134,049          49,487         141,527          69,523          15,014          29,942         375,198          64,288
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

   1,705,980         405,269         780,607         497,479       1,471,618         349,494       1,467,140         554,970

     249,350          62,919         313,196         198,385         355,703          61,298         732,061         113,481
          --              --              --              --              --              --              --              --
        (411)            (10)           (215)             (5)           (314)             (6)           (424)            (13)
     (14,402)             --         (43,759)         (1,892)        (45,339)           (214)        (31,019)         (1,190)

     (30,951)         (1,560)         (5,362)           (450)        (41,039)         (1,922)        (73,353)         (2,452)
          --              --              --              --              --              --              --              --
          --              --          (7,016)             --              --              --         (10,067)             --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

   1,909,566         466,618       1,037,451         693,517       1,740,629         408,650       2,084,338         664,796
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

   2,043,615         516,105       1,178,978         763,040       1,755,643         438,592       2,459,536         729,084

     516,105              --         763,040              --         438,592              --         729,084              --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$  2,559,720    $    516,105    $  1,942,018    $    763,040    $  2,194,235    $    438,592    $  3,188,620    $    729,084
============    ============    ============    ============    ============    ============    ============    ============


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
         FOR THE YEAR ENDED DECEMBER 31, 2004 AND THE PERIOD MAY 5, 2003
                (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                                                   SCUDDER
                                                                                     REAL                          21ST
                                                      TOTAL                         ESTATE                       CENTURY
                                                      RETURN                      SECURITIES                      GROWTH
                                                      FUND -                     PORTFOLIO -                   PORTFOLIO -
                                                     CLASS II                      CLASS B                       CLASS B
                                           ---------------------------   ---------------------------   ---------------------------
                                                2004           2003           2004           2003           2004           2003
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $      1,238   $     (2,912)  $    (28,820)  $     (2,357)  $     (5,601)  $       (328)
  Realized gain (loss) ..................        83,604         22,058         16,023            264            306              4
  Change in unrealized gain (loss)
    on investments ......................       131,071         64,997        652,361         35,308         39,478          2,303
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........       215,913         84,143        639,564         33,215         34,183          1,979
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant purchase payments .........     1,876,217      1,512,217      2,052,559        470,047        386,681         76,148
  Participant transfers from other
    funding options .....................       680,870        273,453        510,103         88,773         14,982          7,716
  Growth rate intra-fund transfers in ...            --             --           (570)            --             --             --
  Administrative charges ................          (633)            (8)          (293)            (6)           (41)            --
  Contract surrenders ...................      (199,868)       (18,327)       (33,585)        (1,134)        (4,657)            --
  Participant transfers to other
    funding options .....................      (197,280)       (39,704)      (231,029)        (1,983)        (2,497)            --
  Growth rate intra-fund transfers out ..            --             --            577             --             --             --
  Other payments to participants ........       (22,209)            --        (11,759)            --         (5,349)            --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..     2,137,097      1,727,631      2,286,003        555,697        389,119         83,864
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets     2,353,010      1,811,774      2,925,567        588,912        423,302         85,843


NET ASSETS:
    Beginning of year ...................     1,811,774             --        588,912             --         85,843             --
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $  4,164,784   $  1,811,774   $  3,514,479   $    588,912   $    509,145   $     85,843
                                           ============   ============   ============   ============   ============   ============


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
         FOR THE YEAR ENDED DECEMBER 31, 2004 AND THE PERIOD MAY 5, 2003
                (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                                            GROWTH
            CAPITAL                          GLOBAL                          AND                           HEALTH
             GROWTH                        DISCOVERY                        INCOME                        SCIENCES
          PORTFOLIO -                     PORTFOLIO -                    PORTFOLIO -                    PORTFOLIO -
            CLASS B                         CLASS B                        CLASS B                        CLASS B
----------------------------    ----------------------------    ----------------------------    ----------------------------
     2004            2003            2004            2003            2004            2003            2004            2003
     ----            ----            ----            ----            ----            ----            ----            ----
$    (17,237)   $     (1,363)   $    (17,521)   $     (1,362)   $    (17,261)   $     (2,341)   $    (19,639)   $     (2,805)
       1,249              39           5,112              59           8,412             297          12,816             217

      99,447          17,362         254,129          32,044         140,736          32,386         104,625          37,229
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

      83,459          16,038         241,720          30,741         131,887          30,342          97,802          34,641
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

   1,062,726         302,665         922,141         266,668       1,402,488         408,447         754,829         483,090

     127,796          57,799         243,702          47,056         202,293          23,515         431,680          26,266
          --              --              --              --              --              --              --              --
        (115)             (2)           (124)             (3)           (134)             (6)           (201)             (8)
     (24,651)           (117)        (10,689)            (61)        (20,817)         (1,316)        (22,821)         (1,087)

     (33,281)           (576)        (78,019)           (850)        (48,996)           (228)        (28,150)           (801)
          --              --              --              --              --              --              --              --
      (4,854)             --              --              --         (82,234)             --         (94,211)             --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

   1,127,621         359,769       1,077,011         312,810       1,452,600         430,412       1,041,126         507,460
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

   1,211,080         375,807       1,318,731         343,551       1,584,487         460,754       1,138,928         542,101

     375,807              --         343,551              --         460,754              --         542,101              --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$  1,586,887    $    375,807    $  1,662,282    $    343,551    $  2,045,241    $    460,754    $  1,681,029    $    542,101
============    ============    ============    ============    ============    ============    ============    ============


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
         FOR THE YEAR ENDED DECEMBER 31, 2004 AND THE PERIOD MAY 5, 2003
                (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                                                    SCUDDER                       SCUDDER
                                                                                   AGGRESSIVE                       BLUE
                                                  INTERNATIONAL                      GROWTH                         CHIP
                                                   PORTFOLIO -                    PORTFOLIO -                   PORTFOLIO -
                                                     CLASS B                        CLASS B                       CLASS B
                                           ---------------------------   ---------------------------   ---------------------------
                                                2004           2003           2004           2003           2004           2003
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $    (15,870)  $       (901)  $     (5,600)  $       (963)  $    (28,456)  $     (3,305)
  Realized gain (loss) ..................         2,257            244          1,054             59         24,031            581
  Change in unrealized gain (loss)
    on investments ......................       262,143         21,754         15,097          8,256        269,107         53,507
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........       248,530         21,097         10,551          7,352        264,682         50,783
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant purchase payments .........     1,257,348        187,992        211,242        223,785      1,818,381        540,950
  Participant transfers from other
    funding options .....................       279,097         85,137          5,181            823        669,150         82,688
  Growth rate intra-fund transfers in ...            --             --             --             --             --             --
  Administrative charges ................          (117)            (1)           (41)            --           (246)            (8)
  Contract surrenders ...................       (23,355)          (229)        (5,157)            --        (47,400)        (1,460)
  Participant transfers to other
    funding options .....................       (25,220)        (1,170)       (46,680)           (18)      (387,952)        (2,068)
  Growth rate intra-fund transfers out ..            --             --             --             --             --             --
  Other payments to participants ........            --             --        (54,789)            --        (29,899)            --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..     1,487,753        271,729        109,756        224,590      2,022,034        620,102
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets     1,736,283        292,826        120,307        231,942      2,286,716        670,885


NET ASSETS:
    Beginning of year ...................       292,826             --        231,942             --        670,885             --
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $  2,029,109   $    292,826   $    352,249   $    231,942   $  2,957,601   $    670,885
                                           ============   ============   ============   ============   ============   ============


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
         FOR THE YEAR ENDED DECEMBER 31, 2004 AND THE PERIOD MAY 5, 2003
                (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

           SCUDDER                                                                                        SCUDDER
         CONSERVATIVE                       SCUDDER                        SCUDDER                        GROWTH &
            INCOME                           FIXED                          GLOBAL                         INCOME
           STRATEGY                          INCOME                       BLUE CHIP                       STRATEGY
         PORTFOLIO -                      PORTFOLIO -                    PORTFOLIO -                    PORTFOLIO -
           CLASS B                          CLASS B                        CLASS B                        CLASS B
----------------------------    ----------------------------    ----------------------------    ----------------------------
     2004            2003            2004            2003            2004            2003            2004            2003
     ----            ----            ----            ----            ----            ----            ----            ----
$       (325)   $         --    $    (17,293)   $     (6,049)   $    (13,504)   $       (749)   $    (10,023)   $         --
           7              --          47,279             193           4,205              19             736              --

       1,978              --         107,123          19,297         180,801          16,713         111,651              --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

       1,660              --         137,109          13,441         171,502          15,983         102,364              --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

      52,205              --       4,507,723         949,124       1,046,988         185,257       2,553,768              --

       4,539              --       1,692,916         486,990          93,535          17,594         607,883              --
          --              --             257              --              --              --              --              --
          --              --            (448)             (4)            (91)             --              (1)             --
          --              --        (127,235)           (674)        (37,024)            (50)         (5,559)             --

          --              --      (1,269,243)        (12,000)        (30,229)             --              --              --
          --              --            (245)             --              --              --              --              --
          --              --          (4,229)             --         (12,694)             --              --              --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

      56,744              --       4,799,496       1,423,436       1,060,485         202,801       3,156,091              --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

      58,404              --       4,936,605       1,436,877       1,231,987         218,784       3,258,455              --

          --              --       1,436,877              --         218,784              --              --              --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$     58,404    $         --    $  6,373,482    $  1,436,877    $  1,450,771    $    218,784    $  3,258,455    $         --
============    ============    ============    ============    ============    ============    ============    ============


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
         FOR THE YEAR ENDED DECEMBER 31, 2004 AND THE PERIOD MAY 5, 2003
                (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                                                    SCUDDER                       SCUDDER
                                                     SCUDDER                         GROWTH                         HIGH
                                                      GROWTH                        STRATEGY                       INCOME
                                                   PORTFOLIO -                    PORTFOLIO -                   PORTFOLIO -
                                                     CLASS B                        CLASS B                       CLASS B
                                           ---------------------------   ---------------------------   ---------------------------
                                                2004           2003           2004           2003           2004           2003
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $    (13,601)  $     (1,532)  $     (8,574)  $         --   $     69,111   $     (5,478)
  Realized gain (loss) ..................           328             24          1,982             --          8,154            436
  Change in unrealized gain (loss)
    on investments ......................        62,279         16,132        129,477             --        248,262         66,740
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........        49,006         14,624        122,885             --        325,527         61,698
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant purchase payments .........       674,385        259,607      2,180,758             --      2,371,096        986,894
  Participant transfers from other
    funding options .....................       128,758         32,592        395,031             --        459,401        135,686
  Growth rate intra-fund transfers in ...            --             --             --             --            158             --
  Administrative charges ................           (69)            --             --             --           (264)            (7)
  Contract surrenders ...................        (9,213)          (130)        (3,511)            --        (31,764)          (636)
  Participant transfers to other
    funding options .....................        (2,954)          (533)            --             --       (173,392)        (3,617)
  Growth rate intra-fund transfers out ..            --             --             --             --           (152)            --
  Other payments to participants ........            --             --             --             --            455             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..       790,907        291,536      2,572,278             --      2,625,538      1,118,320
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets       839,913        306,160      2,695,163             --      2,951,065      1,180,018


NET ASSETS:
    Beginning of year ...................       306,160             --             --             --      1,180,018             --
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $  1,146,073   $    306,160   $  2,695,163   $         --   $  4,131,083   $  1,180,018
                                           ============   ============   ============   ============   ============   ============


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
         FOR THE YEAR ENDED DECEMBER 31, 2004 AND THE PERIOD MAY 5, 2003
                (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

           SCUDDER                          SCUDDER
           INCOME &                      INTERNATIONAL                     SCUDDER                        SCUDDER
            GROWTH                           SELECT                         MONEY                        SMALL CAP
           STRATEGY                          EQUITY                         MARKET                         GROWTH
         PORTFOLIO -                      PORTFOLIO -                    PORTFOLIO -                    PORTFOLIO -
           CLASS B                          CLASS B                        CLASS B                        CLASS B
----------------------------    ----------------------------    ----------------------------    ----------------------------
     2004            2003            2004            2003            2004            2003            2004            2003
     ----            ----            ----            ----            ----            ----            ----            ----
$     (6,791)   $         --    $    (44,075)   $     (2,509)   $    (71,742)   $     (7,939)   $    (27,153)   $     (1,671)
         775              --          11,383             200              --              --           4,124             (21)

      65,240              --         654,314          58,360              --              --         209,112          13,935
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

      59,224              --         621,622          56,051         (71,742)         (7,939)        186,083          12,243
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

     478,343              --       3,354,092         418,670       4,502,822       3,273,123       1,577,714         439,124

   1,094,357              --         401,919          61,835       3,016,523           8,607         160,756          39,966
          --              --              --              --              --              --              --              --
          (2)             --            (152)             (2)           (209)             (5)           (139)             (3)
      (1,500)             --         (87,457)           (238)        (51,946)            (34)        (40,716)            (66)

          --              --        (127,423)         (1,203)     (4,517,301)       (134,138)       (136,054)            (71)
          --              --              --              --              --              --              --              --
          --              --              93              --              --              --          (5,384)             --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

   1,571,198              --       3,541,072         479,062       2,949,889       3,147,553       1,556,177         478,950
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

   1,630,422              --       4,162,694         535,113       2,878,147       3,139,614       1,742,260         491,193

          --              --         535,113              --       3,139,614              --         491,193              --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$  1,630,422    $         --    $  4,697,807    $    535,113    $  6,017,761    $  3,139,614    $  2,233,453    $    491,193
============    ============    ============    ============    ============    ============    ============    ============


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
         FOR THE YEAR ENDED DECEMBER 31, 2004 AND THE PERIOD MAY 5, 2003
                (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                     SCUDDER                        SCUDDER                      SCUDDER
                                                    STRATEGIC                      TECHNOLOGY                     TOTAL
                                                      INCOME                         GROWTH                       RETURN
                                                   PORTFOLIO -                    PORTFOLIO -                  PORTFOLIO -
                                                     CLASS B                        CLASS B                      CLASS B
                                           ---------------------------   ---------------------------   ---------------------------
                                                2004           2003           2004           2003           2004           2003
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $    (39,912)  $     (2,704)  $    (19,792)  $     (3,021)  $    (26,401)  $     (1,550)
  Realized gain (loss) ..................        58,006            118          1,121            757            555            (25)
  Change in unrealized gain (loss)
    on investments ......................       214,262         14,268         72,062         49,645        141,188         13,609
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........       232,356         11,682         53,391         47,381        115,342         12,034
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant purchase payments .........     2,379,847        418,679        533,472        505,985      2,503,738        232,896
  Participant transfers from other
    funding options .....................       860,434         82,182        346,052         28,208        178,091        138,572
  Growth rate intra-fund transfers in ...           123             --             --             --             --             --
  Administrative charges ................          (140)            (4)          (223)           (10)          (125)            (2)
  Contract surrenders ...................       (78,022)          (287)       (40,596)        (1,083)       (14,558)        (1,421)
  Participant transfers to other
    funding options .....................      (929,410)            --        (87,167)        (5,991)        (4,609)            --
  Growth rate intra-fund transfers out ..          (117)            --             --             --             --             --
  Other payments to participants ........       (21,888)            --             --             --        (10,234)            --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..     2,210,827        500,570        751,538        527,109      2,652,303        370,045
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets     2,443,183        512,252        804,929        574,490      2,767,645        382,079


NET ASSETS:
    Beginning of year ...................       512,252             --        574,490             --        382,079             --
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $  2,955,435   $    512,252   $  1,379,419   $    574,490   $  3,149,724   $    382,079
                                           ============   ============   ============   ============   ============   ============


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
         FOR THE YEAR ENDED DECEMBER 31, 2004 AND THE PERIOD MAY 5, 2003
                (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                                             SVS
                                             SVS                            DREMAN                           SVS
          SVS DAVIS                         DREMAN                           HIGH                           DREMAN
           VENTURE                        FINANCIAL                         RETURN                        SMALL CAP
            VALUE                          SERVICES                         EQUITY                          VALUE
         PORTFOLIO -                     PORTFOLIO -                     PORTFOLIO -                     PORTFOLIO -
           CLASS B                         CLASS B                         CLASS B                         CLASS B
----------------------------    ----------------------------    ----------------------------    ----------------------------
     2004            2003            2004            2003            2004            2003            2004            2003
     ----            ----            ----            ----            ----            ----            ----            ----
$    (86,903)   $     (3,445)   $    (11,586)   $     (1,786)   $    (46,637)   $     (3,806)   $    (55,407)   $     (3,749)
      54,072              92           2,519             412          21,789            (207)          8,967             715

     722,951          77,587         116,916          26,095         640,935          81,732         920,280          90,516
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

     690,120          74,234         107,849          24,721         616,087          77,719         873,840          87,482
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

   6,926,178       1,027,398         969,719         370,446       4,522,396         723,978       3,658,158         854,042

     585,292         104,931          86,959           4,643         900,648         132,766         552,020          47,379
          --              --              --              --            (125)             --            (158)             --
        (258)             (1)           (170)             (5)           (386)             (6)           (319)             (7)
    (158,406)           (216)        (11,813)         (1,073)        (60,371)           (385)        (65,820)         (1,396)

  (1,093,045)         (1,003)        (50,145)         (2,005)       (394,047)         (4,745)        (91,645)         (6,963)
          --              --              --              --             137              --             165              --
      (9,500)             --              --              --         (15,595)             --          (6,064)             --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

   6,250,261       1,131,109         994,550         372,006       4,952,657         851,608       4,046,337         893,055
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

   6,940,381       1,205,343       1,102,399         396,727       5,568,744         929,327       4,920,177         980,537

   1,205,343              --         396,727              --         929,327              --         980,537              --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$  8,145,724    $  1,205,343    $  1,499,126    $    396,727    $  6,498,071    $    929,327    $  5,900,714    $    980,537
============    ============    ============    ============    ============    ============    ============    ============


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
         FOR THE YEAR ENDED DECEMBER 31, 2004 AND THE PERIOD MAY 5, 2003
                (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003


                                                     SVS EAGLE                        SVS                         SCUDDER
                                                      FOCUSED                        FOCUS                      GOVERNMENT
                                                     LARGE CAP                      VALUE &                      & AGENCY
                                                       GROWTH                        GROWTH                     SECURITIES
                                                    PORTFOLIO -                   PORTFOLIO -                  PORTFOLIO -
                                                      CLASS B                       CLASS B                      CLASS B
                                           ---------------------------   ---------------------------   ---------------------------
                                                2004           2003           2004           2003           2004           2003
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $    (26,102)  $     (2,352)  $     (7,042)  $       (319)  $    (19,103)  $     (1,825)
  Realized gain (loss) ..................        (1,130)           336          2,791             15          5,395             (4)
  Change in unrealized gain (loss)
    on investments ......................        75,328         30,785         58,114          6,071         69,437          4,860
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........        48,096         28,769         53,863          5,767         55,729          3,031
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant purchase payments .........     1,350,433        373,134        445,204         44,956      2,637,975        410,027
  Participant transfers from other
    funding options .....................       204,527        132,958         51,642         11,554        416,156         73,628
  Growth rate intra-fund transfers in ...           236             --             --             --             --             --
  Administrative charges ................          (133)            (5)           (85)            --           (110)            (2)
  Contract surrenders ...................       (46,235)        (1,249)       (10,982)           (22)       (55,880)          (349)
  Participant transfers to other
    funding options .....................      (119,162)          (308)       (11,689)            (6)       (57,181)            --
  Growth rate intra-fund transfers out ..          (230)            --             --             --             --             --
  Other payments to participants ........         1,080             --         (9,527)            --       (139,973)            --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..     1,390,516        504,530        464,563         56,482      2,800,987        483,304
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets     1,438,612        533,299        518,426         62,249      2,856,716        486,335


NET ASSETS:
    Beginning of year ...................       533,299             --         62,249             --        486,335             --
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $  1,971,911   $    533,299   $    580,675   $     62,249   $  3,343,051   $    486,335
                                           ============   ============   ============   ============   ============   ============


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
         FOR THE YEAR ENDED DECEMBER 31, 2004 AND THE PERIOD MAY 5, 2003
                (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                                                                            SVS
                                                                             SVS                           JANUS
            SCUDDER                                                        INVESCO                         GROWTH
           LARGE CAP                         SVS                           DYNAMIC                          AND
             VALUE                        INDEX 500                         GROWTH                         INCOME
          PORTFOLIO -                    PORTFOLIO -                     PORTFOLIO -                    PORTFOLIO -
            CLASS B                        CLASS B                         CLASS B                        CLASS B
----------------------------    ----------------------------    ----------------------------    ----------------------------
     2004            2003            2004            2003            2004            2003            2004            2003
     ----            ----            ----            ----            ----            ----            ----            ----
$    (28,685)   $     (4,484)   $    (63,407)   $     (1,401)   $     (4,776)   $       (385)   $    (24,957)   $     (1,974)
      17,564             294           1,792             161           2,241              22           2,892             147

     238,366          93,031         477,571          25,691          39,154           5,933         202,381          34,728
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

     227,245          88,841         415,956          24,451          36,619           5,570         180,316          32,901
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

   1,744,814       1,041,454       5,246,827         337,079         265,314          92,182       1,168,083         557,733

     437,518         101,561         173,847          25,593          20,820           2,742         235,424          56,665
          --              --              --              --              --              --              --              --
        (256)             (6)           (250)             (2)            (21)             --             (81)             (1)
     (37,760)         (1,814)         (8,718)             --          (4,561)           (438)         (8,614)           (259)

    (139,944)         (1,019)        (40,092)           (556)         (6,107)             --        (128,888)           (527)
          --              --              --              --              --              --              --              --
     (70,174)             --         (13,289)             --         (13,242)             --         (10,515)             --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

   1,934,198       1,140,176       5,358,325         362,114         262,203          94,486       1,255,409         613,611
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

   2,161,443       1,229,017       5,774,281         386,565         298,822         100,056       1,435,725         646,512

   1,229,017              --         386,565              --         100,056              --         646,512              --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$  3,390,460    $  1,229,017    $  6,160,846    $    386,565    $    398,878    $    100,056    $  2,082,237    $    646,512
============    ============    ============    ============    ============    ============    ============    ============


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
         FOR THE YEAR ENDED DECEMBER 31, 2004 AND THE PERIOD MAY 5, 2003
                (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                    SVS JANUS                      SVS MFS                       SVS OAK
                                                      GROWTH                      STRATEGIC                     STRATEGIC
                                                  OPPORTUNITIES                     VALUE                         EQUITY
                                                   PORTFOLIO -                   PORTFOLIO -                   PORTFOLIO -
                                                     CLASS B                       CLASS B                       CLASS B
                                           ---------------------------   ---------------------------   ---------------------------
                                                2004           2003           2004           2003           2004           2003
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $     (4,245)  $       (610)  $    (19,303)  $     (1,814)  $    (25,600)  $     (1,085)
  Realized gain (loss) ..................           610             21          7,235            (69)        (7,573)            27
  Change in unrealized gain (loss)
    on investments ......................        33,028         10,236        185,398         30,383        121,088         15,597
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........        29,393          9,647        173,330         28,500         87,915         14,539
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant purchase payments .........        98,551        121,866        718,957        381,161      1,749,945        206,671
  Participant transfers from other
    funding options .....................        56,409             --        342,153        101,806        223,685         60,724
  Growth rate intra-fund transfers in ...            --             --             --             --             --             --
  Administrative charges ................           (16)            (1)          (130)            (1)          (162)            (2)
  Contract surrenders ...................        (8,215)            --        (38,277)          (942)       (81,584)          (146)
  Participant transfers to other
    funding options .....................           (69)            --        (58,115)          (459)      (126,650)          (259)
  Growth rate intra-fund transfers out ..            --             --             --             --             --             --
  Other payments to participants ........            --             --         (9,866)            --             --             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..       146,660        121,865        954,722        481,565      1,765,234        266,988
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets       176,053        131,512      1,128,052        510,065      1,853,149        281,527


NET ASSETS:
    Beginning of year ...................       131,512             --        510,065             --        281,527             --
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $    307,565   $    131,512   $  1,638,117   $    510,065   $  2,134,676   $    281,527
                                           ============   ============   ============   ============   ============   ============


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
         FOR THE YEAR ENDED DECEMBER 31, 2004 AND THE PERIOD MAY 5, 2003
                (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                                            ALGER
             SVS                           ALGER                          AMERICAN
            TURNER                        AMERICAN                       LEVERAGED
           MID CAP                        BALANCED                         ALLCAP
            GROWTH                      PORTFOLIO -                     PORTFOLIO -                      CONVERTIBLE
         PORTFOLIO -                      CLASS S                         CLASS S                         SECURITIES
           CLASS B                         SHARES                          SHARES                         PORTFOLIO
----------------------------    ----------------------------    ----------------------------    ----------------------------
     2004            2003            2004            2003            2004            2003            2004            2003
     ----            ----            ----            ----            ----            ----            ----            ----
$    (20,169)   $     (1,127)   $    (19,002)   $     (4,295)   $    (10,782)   $       (903)   $     25,458    $     12,935
       1,683              24             674           7,899          (3,220)         (1,005)          1,579             740

     188,863          13,770         123,561          31,781          59,087           9,915          54,493          13,014
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

     170,377          12,667         105,233          35,385          45,085           8,007          81,530          26,689
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

     883,212         361,323       1,756,596         733,760         582,203         229,540       1,156,722         432,785

     268,672          20,565         354,397         445,547          91,586          14,472         840,094         121,054
         179              --              --              --              --              --              --              --
        (141)             (2)           (227)             (7)            (94)             (2)           (289)            (10)
     (16,049)            (49)        (38,442)         (1,416)        (11,816)            (92)        (13,123)             --

     (47,930)            (90)        (26,566)       (433,039)        (73,472)        (42,430)        (67,532)         (6,159)
        (173)             --              --              --              --              --              --              --
      (4,435)             --         (56,718)             --              --              --          (3,756)             --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

   1,083,335         381,747       1,989,040         744,845         588,407         201,488       1,912,116         547,670
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

   1,253,712         394,414       2,094,273         780,230         633,492         209,495       1,993,646         574,359

     394,414              --         780,230              --         209,495              --         574,359              --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$  1,648,126    $    394,414    $  2,874,503    $    780,230    $    842,987    $    209,495    $  2,568,005    $    574,359
============    ============    ============    ============    ============    ============    ============    ============


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
         FOR THE YEAR ENDED DECEMBER 31, 2004 AND THE PERIOD MAY 5, 2003
                (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                   DISCIPLINED
                                                     MID CAP                         EQUITY                      FEDERATED
                                                      STOCK                          INCOME                      HIGH YIELD
                                                    PORTFOLIO                      PORTFOLIO                     PORTFOLIO
                                           ---------------------------   ---------------------------   ---------------------------
                                                2004           2003           2004           2003           2004           2003
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $    (19,011)  $     (1,052)  $        291   $      3,660   $    111,231   $     32,293
  Realized gain (loss) ..................        70,426            (59)       130,121            105         (5,501)           718
  Change in unrealized gain (loss)
    on investments ......................       211,888         39,436        121,437        104,981        (16,011)        (4,004)
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........       263,303         38,325        251,849        108,746         89,719         29,007
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant purchase payments .........     1,315,520        366,730      1,580,916      1,113,660        840,905        355,388
  Participant transfers from other
    funding options .....................       493,913         50,226        319,158        108,171        986,446        163,252
  Growth rate intra-fund transfers in ...            --             --             --             --             --             --
  Administrative charges ................          (203)            (7)          (544)           (29)          (215)           (10)
  Contract surrenders ...................       (14,443)            --        (12,416)        (5,435)       (20,714)           (97)
  Participant transfers to other
    funding options .....................       (23,980)        (8,571)       (61,671)          (547)      (564,783)       (16,840)
  Growth rate intra-fund transfers out ..            --             --             --             --             --             --
  Other payments to participants ........            --             --             --             --             --             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..     1,770,807        408,378      1,825,443      1,215,820      1,241,639        501,693
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets     2,034,110        446,703      2,077,292      1,324,566      1,331,358        530,700


NET ASSETS:
    Beginning of year ...................       446,703             --      1,324,566             --        530,700             --
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $  2,480,813   $    446,703   $  3,401,858   $  1,324,566   $  1,862,058   $    530,700
                                           ============   ============   ============   ============   ============   ============


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
         FOR THE YEAR ENDED DECEMBER 31, 2004 AND THE PERIOD MAY 5, 2003
                (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                                                                           MERRILL
                                                                            LAZARD                          LYNCH
           FEDERATED                        LARGE                       INTERNATIONAL                     LARGE CAP
             STOCK                           CAP                            STOCK                            CORE
           PORTFOLIO                      PORTFOLIO                       PORTFOLIO                       PORTFOLIO
----------------------------    ----------------------------    ----------------------------    ----------------------------
     2004            2003            2004            2003            2004            2003            2004            2003
     ----            ----            ----            ----            ----            ----            ----            ----
$      1,442    $        698    $     (7,282)   $     (1,322)   $      5,046    $      1,209    $     (2,106)   $        332
         482              61           1,061             303             948              49             505              13

      26,796           7,482          81,876          43,926          81,519          12,591          89,822           7,037
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

      28,720           8,241          75,655          42,907          87,513          13,849          88,221           7,382
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

     260,887          41,775         790,991         471,531         655,966          94,065         997,952         129,923

      74,416          42,139         117,829          25,318         126,454          12,170          98,019          11,905
          --              --              --              --              --              --              --              --
         (64)             (6)           (233)            (13)           (122)             (4)            (72)             (3)
      (6,417)             --          (8,815)             --          (5,787)             --          (1,394)             --

      (1,880)         (1,831)         (8,317)           (251)        (31,829)           (353)           (742)             --
          --              --              --              --              --              --              --              --
          --              --          (1,925)             --              --              --              --              --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

     326,942          82,077         889,530         496,585         744,682         105,878       1,093,763         141,825
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

     355,662          90,318         965,185         539,492         832,195         119,727       1,181,984         149,207

      90,318              --         539,492              --         119,727              --         149,207              --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$    445,980    $     90,318    $  1,504,677    $    539,492    $    951,922    $    119,727    $  1,331,191    $    149,207
============    ============    ============    ============    ============    ============    ============    ============


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
         FOR THE YEAR ENDED DECEMBER 31, 2004 AND THE PERIOD MAY 5, 2003
                (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                       MFS                            MFS
                                                     EMERGING                       MID CAP                        MFS
                                                      GROWTH                         GROWTH                       VALUE
                                                    PORTFOLIO                      PORTFOLIO                    PORTFOLIO
                                           ---------------------------   ---------------------------   ---------------------------
                                                2004           2003           2004           2003           2004           2003
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $    (12,013)  $     (1,217)  $    (24,285)  $     (2,406)  $      5,703   $         --
  Realized gain (loss) ..................         1,593             18          4,236            820          9,886             --
  Change in unrealized gain (loss)
    on investments ......................       123,947         13,015        192,804         28,970         65,107             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........       113,527         11,816        172,755         27,384         80,696             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant purchase payments .........       774,123        266,305      1,039,977        419,473        887,944             --
  Participant transfers from other
    funding options .....................        87,885         10,330        550,799         72,263         73,685             --
  Growth rate intra-fund transfers in ...            --             --             --             --             --             --
  Administrative charges ................          (151)            (7)          (314)            (7)           (11)            --
  Contract surrenders ...................        (9,113)            --        (33,421)          (215)       (11,739)            --
  Participant transfers to other
    funding options .....................           (52)            (5)       (56,710)          (343)       (38,807)            --
  Growth rate intra-fund transfers out ..            --             --             --             --             --             --
  Other payments to participants ........        (9,896)            --         (7,672)            --             --             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..       842,796        276,623      1,492,659        491,171        911,072             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets       956,323        288,439      1,665,414        518,555        991,768             --


NET ASSETS:
    Beginning of year ...................       288,439             --        518,555             --             --             --
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $  1,244,762   $    288,439   $  2,183,969   $    518,555   $    991,768   $         --
                                           ============   ============   ============   ============   ============   ============


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
         FOR THE YEAR ENDED DECEMBER 31, 2004 AND THE PERIOD MAY 5, 2003
                (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                           SOCIAL                        TRAVELERS                          U.S.
           PIONEER                       AWARENESS                        QUALITY                        GOVERNMENT
             FUND                          STOCK                            BOND                         SECURITIES
          PORTFOLIO                      PORTFOLIO                       PORTFOLIO                       PORTFOLIO
----------------------------    ----------------------------    ----------------------------    ----------------------------
     2004            2003            2004            2003            2004            2003            2004            2003
     ----            ----            ----            ----            ----            ----            ----            ----
$       (862)   $        637    $      1,911    $         --    $    150,853    $     80,081    $     19,928    $         --
       1,205              19              71              --          (1,473)            808              55              --

      21,937           6,985          28,548              --         (89,335)        (58,065)        (13,911)             --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

      22,280           7,641          30,530              --          60,045          22,824           6,072              --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

     113,235          75,397         107,931              --       2,204,411       1,904,084         298,426              --

      61,234           6,338         354,438              --         657,196         195,128         209,897              --
          --              --              --              --              --              --              --              --
         (21)             (2)             (7)             --            (914)            (64)             (6)             --
          --              --            (410)             --        (274,737)       (175,625)         (2,279)             --

      (4,916)             (2)            (46)             --        (115,694)        (11,288)         (2,510)             --
          --              --              --              --              --              --              --              --
          --              --              --              --              --              --              --              --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

     169,532          81,731         461,906              --       2,470,262       1,912,235         503,528              --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

     191,812          89,372         492,436              --       2,530,307       1,935,059         509,600              --

      89,372              --              --              --       1,935,059              --              --              --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$    281,184    $     89,372    $    492,436    $         --    $  4,465,366    $  1,935,059    $    509,600    $         --
============    ============    ============    ============    ============    ============    ============    ============


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
         FOR THE YEAR ENDED DECEMBER 31, 2004 AND THE PERIOD MAY 5, 2003
                (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                       AIM                            MFS                         PIONEER
                                                     CAPITAL                         TOTAL                       STRATEGIC
                                                   APPRECIATION                     RETURN                        INCOME
                                                    PORTFOLIO                      PORTFOLIO                     PORTFOLIO
                                           ---------------------------   ---------------------------   ---------------------------
                                                2004           2003           2004           2003           2004           2003
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $    (12,849)  $     (1,904)  $    159,794   $     62,603   $     29,609   $         --
  Realized gain (loss) ..................         1,153             67        304,802            251            433             --
  Change in unrealized gain (loss)
    on investments ......................        80,920         26,669        331,575        110,713        (14,225)            --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........        69,224         24,832        796,171        173,567         15,817             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant purchase payments .........       589,219        288,006      5,349,250      3,014,807        375,603             --
  Participant transfers from other
    funding options .....................       195,797         60,678      1,947,610        527,607        108,738             --
  Growth rate intra-fund transfers in ...            --             --             --             --             --             --
  Administrative charges ................          (147)            (7)        (1,576)           (47)           (10)            --
  Contract surrenders ...................        (7,377)          (215)      (129,233)       (14,945)          (871)            --
  Participant transfers to other
    funding options .....................        (3,855)        (5,421)      (145,802)       (22,369)       (16,219)            --
  Growth rate intra-fund transfers out ..            --             --             --             --             --             --
  Other payments to participants ........            --             --        (33,327)        11,633             --             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..       773,637        343,041      6,986,922      3,516,686        467,241             --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets       842,861        367,873      7,783,093      3,690,253        483,058             --


NET ASSETS:
    Beginning of year ...................       367,873             --      3,690,253             --             --             --
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $  1,210,734   $    367,873   $ 11,473,346   $  3,690,253   $    483,058   $         --
                                           ============   ============   ============   ============   ============   ============


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
         FOR THE YEAR ENDED DECEMBER 31, 2004 AND THE PERIOD MAY 5, 2003
                (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

              SB
          ADJUSTABLE
             RATE
            INCOME                                                         COMSTOCK                      ENTERPRISE
         PORTFOLIO -                      STRATEGIC                      PORTFOLIO -                    PORTFOLIO -
           CLASS I                          EQUITY                         CLASS II                       CLASS II
            SHARES                        PORTFOLIO                         SHARES                         SHARES
----------------------------    ----------------------------    ----------------------------    ----------------------------
     2004            2003            2004            2003            2004            2003            2004            2003
     ----            ----            ----            ----            ----            ----            ----            ----
$     (4,203)   $        653    $     (2,463)   $     (3,336)   $    (24,899)   $     (3,374)   $     (2,667)   $       (801)
       1,182              --           2,610             624           3,334             542           1,749              65

      (4,242)           (601)         72,743          49,028         328,923          67,581              81          11,359
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

      (7,263)             52          72,890          46,316         307,358          64,749            (837)         10,623
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

     909,519         325,101         236,652         380,939       1,564,807         586,538          25,777         143,502

     257,452           8,319         101,957         186,791         374,478          77,795           6,171           5,809
          --              --              --              --              --              --              --              --
         (78)             --            (228)            (17)           (355)            (13)            (88)             (2)
     (11,868)             --         (15,181)           (587)         (9,308)           (661)         (1,760)             --

    (257,898)             --          (3,707)            (23)        (22,345)           (755)        (66,634)             --
          --              --              --              --              --              --              --              --
          --              --              --              --              --              --              --              --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

     897,127         333,420         319,493         567,103       1,907,277         662,904         (36,534)        149,309
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

     889,864         333,472         392,383         613,419       2,214,635         727,653         (37,371)        159,932

     333,472              --         613,419              --         727,653              --         159,932              --
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$  1,223,336    $    333,472    $  1,005,802    $    613,419    $  2,942,288    $    727,653    $    122,561    $    159,932
============    ============    ============    ============    ============    ============    ============    ============


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
         FOR THE YEAR ENDED DECEMBER 31, 2004 AND THE PERIOD MAY 5, 2003
                (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                                                   DYNAMIC
                                                                                   CAPITAL
                                                   CONTRAFUND(R)                  APPRECIATION                   MID CAP
                                                   PORTFOLIO -                   PORTFOLIO -                   PORTFOLIO -
                                                     SERVICE                       SERVICE                       SERVICE
                                                     CLASS 2                       CLASS 2                       CLASS 2
                                           ---------------------------   ---------------------------   ---------------------------
                                                2004           2003           2004           2003           2004           2003
                                                ----           ----           ----           ----           ----           ----
OPERATIONS:
  Net investment income (loss) ..........  $    (54,513)  $     (4,934)  $     (4,125)  $       (414)  $    (56,263)  $     (3,800)
  Realized gain (loss) ..................         6,058             68           (699)            (3)         6,129          1,420
  Change in unrealized gain (loss)
    on investments ......................       550,222         79,677         27,437          5,417        992,987         91,498
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from operations .........       501,767         74,811         22,613          5,000        942,853         89,118
                                           ------------   ------------   ------------   ------------   ------------   ------------

UNIT TRANSACTIONS:
  Participant purchase payments .........     2,437,254        810,191        197,750         66,591      4,078,515        615,674
  Participant transfers from other
    funding options .....................     1,289,574        105,733         94,349         18,757        899,081         41,842
  Growth rate intra-fund transfers in ...            --             --             --             --             --             --
  Administrative charges ................          (659)           (11)           (45)            (2)          (817)           (21)
  Contract surrenders ...................       (13,832)            --           (756)            --        (13,437)          (314)
  Participant transfers to other
    funding options .....................       (91,572)        (2,009)           (68)          (355)      (141,005)        (1,121)
  Growth rate intra-fund transfers out ..            --             --             --             --             --             --
  Other payments to participants ........            --             --             --             --        (20,593)            --
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets
      resulting from unit transactions ..     3,620,765        913,904        291,230         84,991      4,801,744        656,060
                                           ------------   ------------   ------------   ------------   ------------   ------------

    Net increase (decrease) in net assets     4,122,532        988,715        313,843         89,991      5,744,597        745,178


NET ASSETS:
    Beginning of year ...................       988,715             --         89,991             --        745,178             --
                                           ------------   ------------   ------------   ------------   ------------   ------------
    End of year .........................  $  5,111,247   $    988,715   $    403,834   $     89,991   $  6,489,775   $    745,178
                                           ============   ============   ============   ============   ============   ============


                        See Notes to Financial Statements

                          TLAC SEPARATE ACCOUNT TWELVE
                             FOR VARIABLE ANNUITIES

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
         FOR THE YEAR ENDED DECEMBER 31, 2004 AND THE PERIOD MAY 5, 2003
                (DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

           COMBINED
------------------------------
      2004             2003
      ----             ----

$    (741,910)   $     151,458
    2,375,711          109,558

   33,184,421        6,739,619
-------------    -------------

   34,818,222        7,000,635
-------------    -------------

  285,468,303      109,466,615

  101,281,815       17,281,315
       33,784               --
      (49,210)          (1,433)
   (9,149,315)        (745,188)

  (61,294,200)      (9,104,148)
      (33,722)              --
   (2,745,573)         (68,021)
-------------    -------------

  313,511,882      116,829,140
-------------    -------------

  348,330,104      123,829,775

  123,829,775               --
-------------    -------------
$ 472,159,879    $ 123,829,775
=============    =============


                        See Notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

TLAC Separate Account Twelve for Variable Annuities ("Separate Account Twelve") is a separate account of The Travelers Life and Annuity Company ("The Company"), an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding certain variable annuity contracts issued by The Company. Separate Account Twelve is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. Separate Account Twelve includes the Pioneer Annuistar Plus, Portfolio Architect Plus, and Scudder Advocate Rewards Annuity Products.

Participant purchase payments applied to Separate Account Twelve are invested in one or more sub-accounts in accordance with the selection made by the contract owner. As of December 31, 2004, the investments comprising Separate Account Twelve were:

      Capital Appreciation Fund, Massachusetts business trust, Affiliate of The
        Company
      High Yield Bond Trust, Massachusetts business trust, Affiliate of The
        Company
      Managed Assets Trust, Massachusetts business trust, Affiliate of The
        Company
      Money Market Portfolio, Massachusetts business trust, Affiliate of The
        Company
      AIM Variable Insurance Funds, Inc., Delaware business trust
            AIM V.I. Capital Appreciation Fund - Series II
            AIM V.I. Mid Cap Core Equity Fund - Series II
            AIM V.I. Utilities Fund (Formerly INVESCO VIF - Utilities Fund) AllianceBernstein Variable Product Series Fund, Inc., Maryland business trust
            AllianceBernstein Premier Growth Portfolio - Class B
      American Funds Insurance Series, Massachusetts business trust
            Global Growth Fund - Class 2 Shares
            Growth Fund - Class 2 Shares
            Growth-Income Fund - Class 2 Shares
      Credit Suisse Trust, Massachusetts business trust
            Credit Suisse Trust Emerging Markets Portfolio
            Credit Suisse Trust Global Post-Venture Capital Portfolio
      Delaware VIP Trust, Maryland business trust
            Delaware VIP REIT Series - Standard Class
      Dreyfus Investment Portfolio, Massachusetts business trust
            Dreyfus MidCap Stock Portfolio - Service Shares
      Dreyfus Socially Responsible Growth Fund, Inc., Maryland business trust
            Dreyfus Socially Responsible Growth Fund, Inc.- Service Shares Dreyfus Variable Investment Fund, Maryland business trust
            Dreyfus VIF Appreciation Portfolio - Initial Shares
            Dreyfus VIF Developing Leaders Portfolio - Initial Shares
      Franklin Templeton Variable Insurance Products Trust, Massachusetts
        business trust
            Franklin Rising Dividends Securities Fund - Class 2 Shares
            Franklin Small Cap Fund - Class 2 Shares
            Mutual Shares Securities Fund - Class 2 Shares
            Templeton Developing Markets Securities Fund - Class 2 Shares Templeton Foreign Securities Fund - Class 2 Shares
            Templeton Growth Securities Fund - Class 2 Shares
      Greenwich Street Series Fund, Massachusetts business trust, Affiliate of
        The Company
            Equity Index Portfolio - Class II Shares
            Salomon Brothers Variable Aggressive Growth Fund - Class I Shares
              (Formerly Salomon Brothers Variable Emerging Growth Fund - Class I Shares)
            Salomon Brothers Variable Aggressive Growth Fund - Class II Shares
              (Formerly Salomon Brothers Variable Emerging Growth Fund -
              Class II Shares)
            Salomon Brothers Variable Growth & Income Fund - Class I Shares

      Janus Aspen Series, Delaware business trust
            Balanced Portfolio - Service Shares
            Global Life Sciences Portfolio - Service Shares
            Global Technology Portfolio - Service Shares
            Worldwide Growth Portfolio - Service Shares
      Lazard Retirement Series, Inc., Massachusetts business trust
            Lazard Retirement Small Cap Portfolio
      Lord Abbett Series Fund, Inc., Maryland business trust
            Growth and Income Portfolio
            Mid-Cap Value Portfolio
      Merrill Lynch Variable Series Funds, Inc., Maryland business trust
            Merrill Lynch Global Allocation V.I. Fund - Class III
            Merrill Lynch Value Opportunities V.I. Fund - Class III (Formerly
              Merrill Lynch Small Cap Value V.I. Fund - Class III)
      Oppenheimer Variable Account Funds, Massachusetts business trust
            Oppenheimer Capital Appreciation Fund/VA - Service Shares Oppenheimer Global Securities Fund/VA - Service Shares
            Oppenheimer Main Street Fund/VA - Service Shares
      PIMCO Variable Insurance Trust, Massachusetts business trust
            Real Return Portfolio - Administrative Class
            Total Return Portfolio - Administrative Class
      Pioneer Variable Contracts Trust, Massachusetts business trust
            Pioneer America Income VCT Portfolio - Class II Shares
            Pioneer Balanced VCT Portfolio - Class II Shares
            Pioneer Emerging Markets VCT Portfolio - Class II Shares
            Pioneer Equity Income VCT Portfolio - Class II Shares
            Pioneer Europe VCT Portfolio - Class II Shares
            Pioneer Fund VCT Portfolio - Class II Shares
            Pioneer Growth Shares VCT Portfolio - Class II Shares
            Pioneer High Yield VCT Portfolio - Class II Shares
            Pioneer International Value VCT Portfolio - Class II Shares
            Pioneer Mid Cap Value VCT Portfolio - Class II Shares
            Pioneer Oak Ridge Large Cap Growth VCT Portfolio - Class II Shares Pioneer Papp America-Pacific Rim Fund VCT - Class II Shares
            Pioneer Papp Small & Mid Cap Growth VCT Portfolio - Class II Shares Pioneer Real Estate Shares VCT Portfolio - Class II Shares
            Pioneer Small Cap Value VCT Portfolio - Class II Shares
            Pioneer Small Company VCT Portfolio - Class II Shares
            Pioneer Strategic Income VCT Portfolio - Class II Shares
            Pioneer Value VCT Portfolio - Class II Shares
      Putnam Variable Trust, Massachusetts business trust
            Putnam VT International Equity Fund - Class IB Shares
            Putnam VT Small Cap Value Fund - Class IB Shares
      Salomon Brothers Variable Series Funds Inc., Maryland business trust,
        Affiliate of The Company
            All Cap Fund - Class I
            Investors Fund - Class I
            Large Cap Growth Fund - Class I
            Small Cap Growth Fund - Class I
            Total Return Fund - Class II
      Scudder Investments VIT Funds, Massachusetts business trust
            Scudder Real Estate Securities Portfolio - Class B

      Scudder Variable Series I, Massachusetts business trust
            21st Century Growth Portfolio - Class B
            Capital Growth Portfolio - Class B
            Global Discovery Portfolio - Class B
            Growth and Income Portfolio - Class B
            Health Sciences Portfolio - Class B
            International Portfolio - Class B
      Scudder Variable Series II, Massachusetts business trust
            Scudder Aggressive Growth Portfolio - Class B
            Scudder Blue Chip Portfolio - Class B
            Scudder Conservative Income Strategy Portfolio - Class B
            Scudder Fixed Income Portfolio - Class B
            Scudder Global Blue Chip Portfolio - Class B
            Scudder Government & Agency Securities Portfolio - Class B (Formerly
              Scudder Government Securities Portfolio - Class B)
            Scudder Growth & Income Strategy Portfolio
            Scudder Growth Portfolio - Class B
            Scudder Growth Strategy Portfolio
            Scudder High Income Portfolio - Class B
            Scudder Income & Growth Strategy Portfolio
            Scudder International Select Equity Portfolio - Class B
            Scudder Large Cap Value Portfolio - Class B (Formerly Scudder
              Contrarian Value Portfolio - Class B)
            Scudder Mercury Large Cap Core Portfolio *
            Scudder Money Market Portfolio - Class B
            Scudder Small Cap Growth Portfolio - Class B
            Scudder Strategic Income Portfolio - Class B
            Scudder Technology Growth Portfolio - Class B
            Scudder Templeton Foreign Value Portfolio *
            Scudder Total Return Portfolio - Class B
            SVS Davis Venture Value Portfolio - Class B
            SVS Dreman Financial Services Portfolio - Class B
            SVS Dreman High Return Equity Portfolio - Class B
            SVS Dreman Small Cap Value Portfolio - Class B
            SVS Eagle Focused Large Cap Growth Portfolio - Class B
            SVS Focus Value & Growth Portfolio - Class B
            SVS Index 500 Portfolio - Class B
            SVS INVESCO Dynamic Growth Portfolio - Class B
            SVS Janus Growth And Income Portfolio - Class B
            SVS Janus Growth Opportunities Portfolio - Class B
            SVS MFS Strategic Value Portfolio - Class B
            SVS Oak Strategic Equity Portfolio - Class B
            SVS Turner Mid Cap Growth Portfolio - Class B
      The Alger American Fund, Massachusetts business trust
            Alger American Balanced Portfolio - Class S Shares
            Alger American Leveraged AllCap Portfolio - Class S Shares

      The Travelers Series Trust, Massachusetts business trust, Affiliate of The
        Company
            Convertible Securities Portfolio
            Disciplined Mid Cap Stock Portfolio
            Equity Income Portfolio
            Federated High Yield Portfolio
            Federated Stock Portfolio
            Large Cap Portfolio
            Lazard International Stock Portfolio
            Merrill Lynch Large Cap Core Portfolio
            MFS Emerging Growth Portfolio
            MFS Mid Cap Growth Portfolio
            MFS Value Portfolio
            Pioneer Fund Portfolio
            Social Awareness Stock Portfolio
            Travelers Quality Bond Portfolio
            U.S. Government Securities Portfolio
      Travelers Series Fund Inc., Maryland business trust, Affiliate of The
        Company
            AIM Capital Appreciation Portfolio
            MFS Total Return Portfolio
            Pioneer Strategic Income Portfolio
            SB Adjustable Rate Income Portfolio - Class I Shares
            Strategic Equity Portfolio
      Van Kampen Life Investment Trust, Delaware business trust
            Comstock Portfolio - Class II Shares
            Enterprise Portfolio - Class II Shares
      Variable Insurance Products Fund II, Massachusetts business trust
            Contrafund(R) Portfolio - Service Class 2
      Variable Insurance Products Fund III, Massachusetts business trust
            Dynamic Capital Appreciation Portfolio - Service Class 2
            Mid Cap Portfolio - Service Class 2

      * No assets for the period

Not all funds may be available in all states or to all contract owners.

The following is a summary of significant accounting policies consistently followed by Separate Account Twelve in the preparation of its financial statements.

SECURITY VALUATION. Investments are valued daily at the net asset values per share of the underlying funds.

SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Income from dividends and realized gain (loss) distributions, are recorded on the ex-distribution date.

FEDERAL INCOME TAXES. The operations of Separate Account Twelve form a part of the total operations of The Company and are not taxed separately. The Company is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income of Separate Account Twelve. Separate Account Twelve is not taxed as a "regulated investment company" under Subchapter M of the Code.

FINANCIAL HIGHLIGHTS. Separate Account Twelve has adopted the financial highlights disclosure recommended by the American Institute of Certified Public Accountants Audit Guide ("AICPA Guide") for Investment Companies. The AICPA Guide allows for the prospective application of this disclosure, which will ultimately display a five year period. It is comprised of the units, unit values, investment income ratio, expense ratios and total returns for each sub-account. Since each sub-account offers multiple contract charges, certain information is provided in the form of a range. The range information may reflect varying time periods if assets did not exist with all contract charge options of the sub-account for the entire year.

OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments were $375,215,909 and $60,616,327 respectively, for the period ended December 31, 2004. Realized gains and losses from investment transactions are reported on an average cost basis. The cost of investments in eligible funds was $432,221,940 at December 31, 2004. Gross unrealized appreciation for all investments at December 31, 2004 was $40,422,888. Gross unrealized depreciation for all investments at December 31, 2004 was $498,855.

3.  CONTRACT CHARGES

The asset-based charges listed below are deducted, as appropriate, each business day and are assessed through the calculation of accumulation and annuity unit values;

  - Mortality and Expense Risks assumed by The Company (M&E)
  - Administrative fees paid for administrative expenses (ADM)
  - Enhanced Stepped-up Provision, if elected by the contract owner (E.S.P.)
  - Guaranteed Minimum Withdrawal Benefit, if elected by the contract owner
    (GMWB)
  - Guaranteed Income Solution, if elected by the contract owner (GIS)
  - Guaranteed Income Solution Plus, if elected by the contract owner (GISP)
  - Guaranteed Minimum Accumulation Benefit, if elected by the contract owner
    (GMAB)

Below is a table displaying separate account charges with their associated products offered in this Separate Account for each funding option. The table displays the following death benefit (Dth Ben) designations; Standard (S), Step up (SU), and Roll up (R). In products where there is one death benefit only, the "Dth Ben" column is blank.


-----------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT                  TWELVE
-----------------------------------------------------------------------------------------------------------------------------
                                                                      Asset-based Charges
                                                          -------------------------------------------------------------------
                                                                         Optional Features
Separate Account Charge (1)  Dth                                         ---------------------------------------       Total
 (as identified in Note 5)   Ben  Product                  M&E      ADM   E.S.P.   GMWB     GIS    GISP     GMAB       Charge
-----------------------------------------------------------------------------------------------------------------------------
Separate Account Charge
1.55%                         S   Pioneer AnnuiStar Plus  1.40%    0.15%                                                1.55%
                                  Portfolio Architect
                              S   Plus                    1.40%    0.15%                                                1.55%
                                  Scudder Advocate
                              S   Rewards                 1.40%    0.15%                                                1.55%

Separate Account Charge
1.70%                         SU  Pioneer AnnuiStar Plus  1.55%    0.15%                                                1.70%
                                  Portfolio Architect
                              SU  Plus                    1.55%    0.15%                                                1.70%
                                  Scudder Advocate
                              SU  Rewards                 1.55%    0.15%                                                1.70%

Separate Account Charge
1.75%                         S   Pioneer AnnuiStar Plus  1.40%    0.15%   0.20%                                        1.75%
                                  Portfolio Architect
                              S   Plus                    1.40%    0.15%   0.20%                                        1.75%
                                  Scudder Advocate
                              S   Rewards                 1.40%    0.15%   0.20%                                        1.75%

Separate Account Charge
1.90%                         SU  Pioneer AnnuiStar Plus  1.55%    0.15%   0.20%                                        1.90%
                                  Portfolio Architect
                              SU  Plus                    1.55%    0.15%   0.20%                                        1.90%
                                  Scudder Advocate
                              SU  Rewards                 1.55%    0.15%   0.20%                                        1.90%
                              R   Pioneer AnnuiStar Plus  1.75%    0.15%                                                1.90%
                                  Portfolio Architect
                              R   Plus                    1.75%    0.15%                                                1.90%
                                  Scudder Advocate
                              R   Rewards                 1.75%    0.15%                                                1.90%

Separate Account Charge
1.95%                         S   Pioneer AnnuiStar Plus  1.40%    0.15%           0.40%                                1.95%
                                  Portfolio Architect
                              S   Plus                    1.40%    0.15%           0.40%                                1.95%
                                  Scudder Advocate
                              S   Rewards                 1.40%    0.15%                   0.40%                        1.95%
                                  Scudder Advocate
                              S   Rewards                 1.40%    0.15%                                   0.40%        1.95%

Separate Account Charge
2.05%                         S   Pioneer AnnuiStar Plus  1.40%    0.15%                                   0.50%        2.05%
                                  Portfolio Architect
                              S   Plus                    1.40%    0.15%                                   0.50%        2.05%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT                  TWELVE
-----------------------------------------------------------------------------------------------------------------------------
                                                                      Asset-based Charges
                                                          -------------------------------------------------------------------
                                                                         Optional Features
Separate Account Charge (1)  Dth                                         ---------------------------------------       Total
 (as identified in Note 5)   Ben  Product                  M&E      ADM   E.S.P.   GMWB     GIS    GISP     GMAB       Charge
-----------------------------------------------------------------------------------------------------------------------------
Separate Account Charge
2.10%                         SU  Pioneer AnnuiStar Plus  1.55%    0.15%           0.40%                                2.10%
                                  Portfolio Architect
                              SU  Plus                    1.55%    0.15%           0.40%                                2.10%
                              R   Pioneer AnnuiStar Plus  1.75%    0.15%   0.20%                                        2.10%
                                  Portfolio Architect
                              R   Plus                    1.75%    0.15%   0.20%                                        2.10%
                                  Scudder Advocate
                              S   Rewards                 1.40%    0.15%                           0.55%                2.10%
                                  Scudder Advocate
                              SU  Rewards                 1.55%    0.15%                   0.40%                        2.10%
                                  Scudder Advocate
                              R   Rewards                 1.75%    0.15%   0.20%                                        2.10%
                                  Scudder Advocate
                              SU  Rewards                 1.55%    0.15%                                   0.40%        2.10%

Separate Account Charge
2.15%                         S   Pioneer AnnuiStar Plus  1.40%    0.15%   0.20%   0.40%                                2.15%
                                  Portfolio Architect
                              S   Plus                    1.40%    0.15%   0.20%   0.40%                                2.15%
                                  Scudder Advocate
                              S   Rewards                 1.40%    0.15%   0.20%           0.40%                        2.15%
                                  Scudder Advocate
                              S   Rewards                 1.40%    0.15%   0.20%                           0.40%        2.15%

Separate Account Charge
2.20%                         SU  Pioneer AnnuiStar Plus  1.55%    0.15%                                   0.50%        2.20%
                                  Portfolio Architect
                              SU  Plus                    1.55%    0.15%                                   0.50%        2.20%

Separate Account Charge
2.25%                         S   Pioneer AnnuiStar Plus  1.40%    0.15%   0.20%                           0.50%        2.25%
                                  Portfolio Architect
                              S   Plus                    1.40%    0.15%   0.20%                           0.50%        2.25%
                                  Scudder Advocate
                              SU  Rewards                 1.55%    0.15%                           0.55%                2.25%

Separate Account Charge
2.30%                         SU  Pioneer AnnuiStar Plus  1.55%    0.15%   0.20%   0.40%                                2.30%
                              R   Pioneer AnnuiStar Plus  1.75%    0.15%           0.40%                                2.30%
                                  Portfolio Architect
                              SU  Plus                    1.55%    0.15%   0.20%   0.40%                                2.30%
                                  Portfolio Architect
                              R   Plus                    1.75%    0.15%           0.40%                                2.30%
                                  Scudder Advocate
                              S   Rewards                 1.40%    0.15%   0.20%                   0.55%                2.30%
                                  Scudder Advocate
                              SU  Rewards                 1.55%    0.15%   0.20%           0.40%                        2.30%
                                  Scudder Advocate
                              R   Rewards                 1.75%    0.15%                   0.40%                        2.30%
                                  Scudder Advocate
                              SU  Rewards                 1.55%    0.15%   0.20%                           0.40%        2.30%
                                  Scudder Advocate
                              R   Rewards                 1.75%    0.15%                                   0.40%        2.30%

Separate Account Charge
2.40%                         SU  Pioneer AnnuiStar Plus  1.55%    0.15%   0.20%                           0.50%        2.40%
                              R   Pioneer AnnuiStar Plus  1.75%    0.15%                                   0.50%        2.40%
                                  Portfolio Architect
                              SU  Plus                    1.55%    0.15%   0.20%                           0.50%        2.40%
                                  Portfolio Architect
                              R   Plus                    1.75%    0.15%                                   0.50%        2.40%

Separate Account Charge           Scudder Advocate
2.45%                         SU  Rewards                 1.55%    0.15%   0.20%                   0.55%                2.45%
                                  Scudder Advocate
                              R   Rewards                 1.75%    0.15%                           0.55%                2.45%

Separate Account Charge
2.50%                         R   Pioneer AnnuiStar Plus  1.75%    0.15%   0.20%   0.40%                                2.50%
                                  Portfolio Architect
                              R   Plus                    1.75%    0.15%   0.20%   0.40%                                2.50%
                                  Scudder Advocate
                              R   Rewards                 1.75%    0.15%   0.20%           0.40%                        2.50%
                                  Scudder Advocate
                              R   Rewards                 1.75%    0.15%   0.20%                           0.40%        2.50%

Separate Account Charge
2.60%                         R   Pioneer AnnuiStar Plus  1.75%    0.15%   0.20%                           0.50%        2.60%
                                  Portfolio Architect
                              R   Plus                    1.75%    0.15%   0.20%                           0.50%        2.60%

Separate Account Charge           Scudder Advocate
2.65%                         R   Rewards                 1.75%    0.15%   0.20%                   0.55%                2.65%
-----------------------------------------------------------------------------------------------------------------------------

(1) Certain accumulation and annuity unit values displayed in Note 5 may not be available through certain sub-accounts. If a unit value has no assets and units across all sub-accounts within the Separate Account, it will not be displayed in Note 5.

For Contracts in the accumulation phase with a value of less than $100,000, an annual charge of $40 is assessed through the redemption of units and paid to The Company to cover administrative charges.

No sales charges are deducted from participant purchases when they are received. However, in the accumulation phase, a withdrawal charge of up to 8% will apply if the purchase payment is withdrawn within nine years of its payment date. Withdrawal charges assessed were $315,724 and $36,768 for the period ended December 31, 2004 and 2003, respectively, and are included in contract surrenders on the Statement of Changes in Net Assets. This charge is assessed through the redemption of units.

In the annuity phase, if the Variable Liquidity Benefit is selected, a surrender charge of up to 8% will be assessed for deposit amounts withdrawn within nine years of the deposit date. This charge is assessed through the redemption of units. There were no surrender charges associated with Variable Liquidity Benefits in 2003.

For a full explanation of product charges and associated product features and benefits please refer to your product prospectus.

4. SUBSEQUENT EVENT NOTE

On January 31, 2005, Citigroup Inc. ("Citigroup") announced that it had agreed to sell The Travelers Insurance Company ("TIC"), The Travelers Life and Annuity Company, Citicorp Life Insurance Company, First Citicorp Life Insurance Company, Citicorp International Life Insurance Company, The Travelers Life and Annuity Reinsurance Company, and certain other domestic and international insurance businesses (the "Life Insurance and Annuity Businesses") to MetLife, Inc. ("MetLife") pursuant to an Acquisition Agreement (the "Agreement"). The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Citigroup currently anticipates that the intended sale would be closed this summer.

The transaction contemplates that TIC's Primerica Life segment and certain other assets will remain with Citigroup. Accordingly, prior to the closing, TIC will distribute to its parent company by way of dividend (i) all of the outstanding shares of common stock of the Company's 100% owned subsidiary, Primerica Life Insurance Company ("Primerica Life"), (ii) all shares of Citigroup's Series YYY and Series YY preferred stock held by the Company and (iii) certain other assets, including certain assets and liabilities related to the Company's share of the non-qualified pension plan, and post retirement benefits related to inactive employees of the former Travelers Insurance entities, assumed during Citigroup's 2002 spin-off of the Travelers Property Casualty operations (collectively, the "Dispositions"). The Dispositions require certain regulatory approvals.

Subject to closing adjustments described in the Agreement, the contemplated sale price would be $11.5 billion. In connection with the consummation of the sale of the Life Insurance and Annuity Business, Citigroup and MetLife will also enter into multi-year distribution agreements.

5. NET CONTRACT OWNERS' EQUITY

                                                                          DECEMBER 31, 2004
                                                               ------------------------------------------

                                                               ACCUMULATION     UNIT
                                                                   UNITS        VALUE         NET ASSETS
                                                               ------------   --------       ------------
Capital Appreciation Fund
    Separate Account Charges 1 55% ........................        159,892    $  1.432       $    228,931
    Separate Account Charges 1 60% ........................             --       1.338                 --
    Separate Account Charges 1 70% ........................         47,486       1.428             67,824
    Separate Account Charges 1 75% ........................             --       1.427                 --
    Separate Account Charges 1 80% ........................             --       1.334                 --
    Separate Account Charges 1 90% ........................          2,435       1.423              3,466
    Separate Account Charges 1 95% ........................        417,924       1.422            594,379
    Separate Account Charges 2 00% ........................             --       1.330                 --
    Separate Account Charges 2 05% ........................          8,878       1.171             10,398
    Separate Account Charges 2 10% ........................        203,526       1.419            288,757
    Separate Account Charges 2 15% ........................          1,512       1.417              2,143
    Separate Account Charges 2 20% ........................             --       1.326                 --
    Separate Account Charges 2 25% ........................             --       1.163                 --
    Separate Account Charges 2 30% ........................        172,456       1.414            243,857
    Separate Account Charges 2 35% ........................             --       1.162                 --
    Separate Account Charges 2 40% ........................          2,454       1.169              2,869
    Separate Account Charges 2 45% ........................             --       1.162                 --
    Separate Account Charges 2 50% ........................         10,437       1.409             14,709
    Separate Account Charges 2 65% ........................             --       1.160                 --
    Separate Account Charges 2 60% ........................             --       1.168                 --

High Yield Bond Trust
    Separate Account Charges 1 55% ........................        153,995       1.063            163,700
    Separate Account Charges 1 60% ........................             --       1.063                 --
    Separate Account Charges 1 70% ........................             --       1.062                 --
    Separate Account Charges 1 75% ........................             --       1.062                 --
    Separate Account Charges 1 80% ........................             --       1.061                 --
    Separate Account Charges 1 90% ........................          4,485       1.060              4,756
    Separate Account Charges 1 95% ........................        297,127       1.060            314,993
    Separate Account Charges 2 00% ........................             --       1.060                 --
    Separate Account Charges 2 05% ........................         97,259       1.078            104,805
    Separate Account Charges 2 10% ........................         49,093       1.059             51,992
    Separate Account Charges 2 15% ........................             --       1.059                 --
    Separate Account Charges 2 20% ........................         25,778       1.058             27,281
    Separate Account Charges 2 25% ........................             --       1.058                 --
    Separate Account Charges 2 30% ........................         11,564       1.058             12,230
    Separate Account Charges 2 35% ........................             --       1.057                 --
    Separate Account Charges 2 40% ........................             --       1.076                 --
    Separate Account Charges 2 45% ........................             --       1.057                 --
    Separate Account Charges 2 50% ........................         12,749       1.056             13,465
    Separate Account Charges 2 65% ........................             --       1.055                 --
    Separate Account Charges 2 60% ........................             --       1.074                 --

Managed Assets Trust
    Separate Account Charges 1 55% ........................         39,365       1.061             41,778
    Separate Account Charges 1 60% ........................             --       1.061                 --
    Separate Account Charges 1 70% ........................          4,767       1.060              5,054
    Separate Account Charges 1 75% ........................             --       1.060                 --
    Separate Account Charges 1 80% ........................             --       1.059                 --
    Separate Account Charges 1 90% ........................             --       1.059                 --

                                                                          DECEMBER 31, 2004
                                                               ------------------------------------------

                                                               ACCUMULATION     UNIT
                                                                   UNITS        VALUE         NET ASSETS
                                                               ------------   --------       ------------
Managed Assets Trust (continued)
    Separate Account Charges 1 95% ........................        528,064    $  1.058       $    558,902
    Separate Account Charges 2 00% ........................             --       1.058                 --
    Separate Account Charges 2 05% ........................         73,643       1.073             79,042
    Separate Account Charges 2 10% ........................        280,550       1.057            296,631
    Separate Account Charges 2 15% ........................             --       1.057                 --
    Separate Account Charges 2 20% ........................             --       1.057                 --
    Separate Account Charges 2 25% ........................             --       1.056                 --
    Separate Account Charges 2 30% ........................          4,959       1.056              5,236
    Separate Account Charges 2 35% ........................             --       1.056                 --
    Separate Account Charges 2 40% ........................             --       1.071                 --
    Separate Account Charges 2 45% ........................             --       1.055                 --
    Separate Account Charges 2 50% ........................             --       1.054                 --
    Separate Account Charges 2 65% ........................             --       1.053                 --
    Separate Account Charges 2 60% ........................             --       1.070                 --

Money Market Portfolio
    Separate Account Charges 1 55% ........................      4,706,703       0.989          4,655,082
    Separate Account Charges 1 60% ........................             --       0.989                 --
    Separate Account Charges 1 70% ........................      1,059,162       0.987          1,044,978
    Separate Account Charges 1 75% ........................         29,727       0.986             29,301
    Separate Account Charges 1 80% ........................             --       0.986                 --
    Separate Account Charges 1 90% ........................        204,709       0.983            201,284
    Separate Account Charges 1 95% ........................      2,750,894       0.982          2,702,414
    Separate Account Charges 2 00% ........................             --       0.983                 --
    Separate Account Charges 2 05% ........................         49,045       0.996             48,845
    Separate Account Charges 2 10% ........................      1,250,641       0.980          1,225,591
    Separate Account Charges 2 15% ........................        228,855       0.979            224,064
    Separate Account Charges 2 20% ........................        270,004       0.980            264,707
    Separate Account Charges 2 25% ........................             --       0.991                 --
    Separate Account Charges 2 30% ........................        473,317       0.977            462,283
    Separate Account Charges 2 35% ........................             --       0.990                 --
    Separate Account Charges 2 40% ........................             --       0.994                 --
    Separate Account Charges 2 45% ........................             --       0.989                 --
    Separate Account Charges 2 50% ........................        244,288       0.973            237,791
    Separate Account Charges 2 65% ........................             --       0.988                 --
    Separate Account Charges 2 60% ........................             --       0.993                 --

AIM Variable Insurance Funds, Inc.
  AIM V I  Capital Appreciation Fund - Series II
    Separate Account Charges 1 55% ........................      2,040,147       1.283          2,616,943
    Separate Account Charges 1 60% ........................             --       1.207                 --
    Separate Account Charges 1 70% ........................        272,817       1.280            349,097
    Separate Account Charges 1 75% ........................          4,256       1.278              5,441
    Separate Account Charges 1 80% ........................             --       1.204                 --
    Separate Account Charges 1 90% ........................        169,143       1.275            215,711
    Separate Account Charges 1 95% ........................        848,508       1.274          1,081,135
    Separate Account Charges 2 00% ........................             --       1.200                 --
    Separate Account Charges 2 05% ........................            844       1.056                892
    Separate Account Charges 2 10% ........................        361,404       1.271            459,363
    Separate Account Charges 2 15% ........................         55,738       1.270             70,781
    Separate Account Charges 2 20% ........................             --       1.196                 --

                                                                          DECEMBER 31, 2004
                                                               ------------------------------------------

                                                               ACCUMULATION     UNIT
                                                                   UNITS        VALUE         NET ASSETS
                                                               ------------   --------       ------------
AIM Variable Insurance Funds, Inc. (continued)
  AIM V I  Capital Appreciation Fund - Series II (continued)
    Separate Account Charges 2 25% ........................             --    $  1.062       $         --
    Separate Account Charges 2 30% ........................        457,426       1.267            579,470
    Separate Account Charges 2 35% ........................             --       1.061                 --
    Separate Account Charges 2 40% ........................          7,548       1.054              7,959
    Separate Account Charges 2 45% ........................             --       1.060                 --
    Separate Account Charges 2 50% ........................         55,053       1.263             69,508
    Separate Account Charges 2 65% ........................             --       1.058                 --
    Separate Account Charges 2 60% ........................             --       1.053                 --
  AIM V I  Mid Cap Core Equity Fund - Series II
    Separate Account Charges 1 55% ........................        560,861       1.391            780,412
    Separate Account Charges 1 60% ........................             --       1.261                 --
    Separate Account Charges 1 70% ........................        330,870       1.388            459,269
    Separate Account Charges 1 75% ........................             --       1.387                 --
    Separate Account Charges 1 80% ........................             --       1.257                 --
    Separate Account Charges 1 90% ........................        184,758       1.383            255,604
    Separate Account Charges 1 95% ........................        466,803       1.382            645,216
    Separate Account Charges 2 00% ........................             --       1.253                 --
    Separate Account Charges 2 05% ........................          8,165       1.067              8,713
    Separate Account Charges 2 10% ........................        536,920       1.379            740,338
    Separate Account Charges 2 15% ........................         73,592       1.378            101,380
    Separate Account Charges 2 20% ........................             --       1.250                 --
    Separate Account Charges 2 25% ........................             --       1.101                 --
    Separate Account Charges 2 30% ........................        180,764       1.374            248,416
    Separate Account Charges 2 35% ........................             --       1.100                 --
    Separate Account Charges 2 40% ........................          7,466       1.065              7,952
    Separate Account Charges 2 45% ........................             --       1.099                 --
    Separate Account Charges 2 50% ........................        228,350       1.370            312,766
    Separate Account Charges 2 65% ........................             --       1.097                 --
    Separate Account Charges 2 60% ........................             --       1.064                 --
  AIM V I  Utilities Fund
    Separate Account Charges 1 55% ........................        106,166       1.300            138,048
    Separate Account Charges 1 60% ........................             --       1.299                 --
    Separate Account Charges 1 70% ........................          9,209       1.297             11,947
    Separate Account Charges 1 75% ........................             --       1.296                 --
    Separate Account Charges 1 80% ........................             --       1.295                 --
    Separate Account Charges 1 90% ........................          5,865       1.293              7,584
    Separate Account Charges 1 95% ........................        148,929       1.292            192,447
    Separate Account Charges 2 00% ........................             --       1.291                 --
    Separate Account Charges 2 05% ........................             --       1.218                 --
    Separate Account Charges 2 10% ........................         76,515       1.289             98,642
    Separate Account Charges 2 15% ........................            707       1.288                911
    Separate Account Charges 2 20% ........................             --       1.287                 --
    Separate Account Charges 2 25% ........................          7,136       1.203              8,582
    Separate Account Charges 2 30% ........................          4,889       1.285              6,283
    Separate Account Charges 2 35% ........................             --       1.202                 --
    Separate Account Charges 2 40% ........................             --       1.216                 --
    Separate Account Charges 2 45% ........................         14,967       1.201             17,971
    Separate Account Charges 2 50% ........................             --       1.281                 --
    Separate Account Charges 2 65% ........................          9,585       1.199             11,491
    Separate Account Charges 2 60% ........................             --       1.215                 --

                                                                          DECEMBER 31, 2004
                                                               ------------------------------------------

                                                               ACCUMULATION     UNIT
                                                                   UNITS        VALUE         NET ASSETS
                                                               ------------   --------       ------------
AIM Variable Insurance Funds, Inc. (continued)
AllianceBernstein Variable Product Series Fund, Inc.
  AllianceBernstein Premier Growth Portfolio - Class B
    Separate Account Charges 1 55% ........................        345,656    $  1.223         $  422,745
    Separate Account Charges 1 60% ........................             --       1.179                 --
    Separate Account Charges 1 70% ........................         19,590       1.220             23,901
    Separate Account Charges 1 75% ........................             --       1.219                 --
    Separate Account Charges 1 80% ........................             --       1.175                 --
    Separate Account Charges 1 90% ........................         29,152       1.216             35,448
    Separate Account Charges 1 95% ........................        597,045       1.215            725,327
    Separate Account Charges 2 00% ........................             --       1.172                 --
    Separate Account Charges 2 05% ........................          1,930       1.060              2,046
    Separate Account Charges 2 10% ........................         46,165       1.212             55,947
    Separate Account Charges 2 15% ........................             --       1.211                 --
    Separate Account Charges 2 20% ........................             --       1.168                 --
    Separate Account Charges 2 25% ........................             --       1.084                 --
    Separate Account Charges 2 30% ........................         58,274       1.208             70,385
    Separate Account Charges 2 35% ........................             --       1.083                 --
    Separate Account Charges 2 40% ........................             --       1.058                 --
    Separate Account Charges 2 45% ........................             --       1.082                 --
    Separate Account Charges 2 50% ........................          3,926       1.204              4,727
    Separate Account Charges 2 65% ........................             --       1.080                 --
    Separate Account Charges 2 60% ........................             --       1.057                 --

American Funds Insurance Series
  Global Growth Fund - Class 2 Shares
    Separate Account Charges 1 55% ........................        669,593       1.475            987,587
    Separate Account Charges 1 60% ........................             --       1.351                 --
    Separate Account Charges 1 70% ........................        109,010       1.471            160,389
    Separate Account Charges 1 75% ........................         16,095       1.470             23,659
    Separate Account Charges 1 80% ........................             --       1.347                 --
    Separate Account Charges 1 90% ........................         43,203       1.466             63,354
    Separate Account Charges 1 95% ........................      1,795,739       1.465          2,630,871
    Separate Account Charges 2 00% ........................             --       1.343                 --
    Separate Account Charges 2 05% ........................         66,597       1.115             74,252
    Separate Account Charges 2 10% ........................        827,402       1.461          1,209,253
    Separate Account Charges 2 15% ........................             --       1.460                 --
    Separate Account Charges 2 20% ........................          7,336       1.339              9,824
    Separate Account Charges 2 25% ........................             --       1.118                 --
    Separate Account Charges 2 30% ........................        346,183       1.457            504,249
    Separate Account Charges 2 35% ........................             --       1.117                 --
    Separate Account Charges 2 40% ........................          6,182       1.113              6,880
    Separate Account Charges 2 45% ........................             --       1.116                 --
    Separate Account Charges 2 50% ........................         11,306       1.452             16,413
    Separate Account Charges 2 65% ........................             --       1.114                 --
    Separate Account Charges 2 60% ........................             --       1.112                 --

                                                                          DECEMBER 31, 2004
                                                               ------------------------------------------

                                                               ACCUMULATION     UNIT
                                                                   UNITS        VALUE         NET ASSETS
                                                               ------------   --------       ------------
American Funds Insurance Series (continued)
  Growth Fund - Class 2 Shares
    Separate Account Charges 1 55% ........................      1,906,773    $  1.395       $  2,659,469
    Separate Account Charges 1 60% ........................             --       1.280                 --
    Separate Account Charges 1 70% ........................        447,445       1.391            622,558
    Separate Account Charges 1 75% ........................         11,693       1.390             16,254
    Separate Account Charges 1 80% ........................             --       1.276                 --
    Separate Account Charges 1 90% ........................         61,800       1.387             85,699
    Separate Account Charges 1 95% ........................      4,192,851       1.385          5,808,905
    Separate Account Charges 2 00% ........................             --       1.272                 --
    Separate Account Charges 2 05% ........................        141,739       1.088            154,156
    Separate Account Charges 2 10% ........................      2,783,603       1.382          3,847,130
    Separate Account Charges 2 15% ........................        132,567       1.381            183,049
    Separate Account Charges 2 20% ........................         24,629       1.268             31,228
    Separate Account Charges 2 25% ........................             --       1.101                 --
    Separate Account Charges 2 30% ........................        960,973       1.377          1,323,685
    Separate Account Charges 2 35% ........................             --       1.100                 --
    Separate Account Charges 2 40% ........................         10,267       1.086             11,145
    Separate Account Charges 2 45% ........................             --       1.099                 --
    Separate Account Charges 2 50% ........................        156,901       1.373            215,401
    Separate Account Charges 2 65% ........................             --       1.097                 --
    Separate Account Charges 2 60% ........................             --       1.084                 --
  Growth-Income Fund - Class 2 Shares
    Separate Account Charges 1 55% ........................      2,164,373       1.366          2,956,000
    Separate Account Charges 1 60% ........................             --       1.252                 --
    Separate Account Charges 1 70% ........................        718,411       1.362            978,775
    Separate Account Charges 1 75% ........................          5,691       1.361              7,746
    Separate Account Charges 1 80% ........................             --       1.249                 --
    Separate Account Charges 1 90% ........................         39,911       1.358             54,194
    Separate Account Charges 1 95% ........................      3,818,448       1.357          5,180,182
    Separate Account Charges 2 00% ........................             --       1.245                 --
    Separate Account Charges 2 05% ........................        233,481       1.067            249,035
    Separate Account Charges 2 10% ........................      2,559,810       1.353          3,464,284
    Separate Account Charges 2 15% ........................             --       1.352                 --
    Separate Account Charges 2 20% ........................         54,317       1.241             67,415
    Separate Account Charges 2 25% ........................             --       1.077                 --
    Separate Account Charges 2 30% ........................        768,932       1.349          1,037,139
    Separate Account Charges 2 35% ........................             --       1.077                 --
    Separate Account Charges 2 40% ........................          6,387       1.065              6,799
    Separate Account Charges 2 45% ........................             --       1.076                 --
    Separate Account Charges 2 50% ........................        267,358       1.344            359,406
    Separate Account Charges 2 65% ........................             --       1.074                 --
    Separate Account Charges 2 60% ........................             --       1.063                 --

Credit Suisse Trust
  Credit Suisse Trust Emerging Markets Portfolio
    Separate Account Charges 1 55% ........................         79,763       1.626            129,737
    Separate Account Charges 1 60% ........................             --       1.625                 --
    Separate Account Charges 1 70% ........................        103,044       1.623            167,214
    Separate Account Charges 1 75% ........................             --       1.621                 --
    Separate Account Charges 1 80% ........................             --       1.620                 --
    Separate Account Charges 1 90% ........................         33,290       1.618             53,853

                                                                          DECEMBER 31, 2004
                                                               ------------------------------------------

                                                               ACCUMULATION     UNIT
                                                                   UNITS        VALUE         NET ASSETS
                                                               ------------   --------       ------------
Credit Suisse Trust (continued)
  Credit Suisse Trust Emerging Markets Portfolio (continued)
    Separate Account Charges 1 95% ........................        421,720    $  1.616       $    681,678
    Separate Account Charges 2 00% ........................             --       1.615                 --
    Separate Account Charges 2 05% ........................             --       1.289                 --
    Separate Account Charges 2 10% ........................        295,176       1.613            476,014
    Separate Account Charges 2 15% ........................          3,605       1.611              5,809
    Separate Account Charges 2 20% ........................             --       1.610                 --
    Separate Account Charges 2 25% ........................         65,630       1.165             76,442
    Separate Account Charges 2 30% ........................         71,630       1.608            115,155
    Separate Account Charges 2 35% ........................             --       1.164                 --
    Separate Account Charges 2 40% ........................             --       1.286                 --
    Separate Account Charges 2 45% ........................         30,197       1.163             35,116
    Separate Account Charges 2 50% ........................             --       1.603                 --
    Separate Account Charges 2 65% ........................        115,538       1.161            134,147
    Separate Account Charges 2 60% ........................             --       1.285                 --
  Credit Suisse Trust Global Post-Venture Capital Portfolio
    Separate Account Charges 1 55% ........................         26,986       1.442             38,902
    Separate Account Charges 1 60% ........................             --       1.440                 --
    Separate Account Charges 1 70% ........................         15,037       1.438             21,626
    Separate Account Charges 1 75% ........................             --       1.437                 --
    Separate Account Charges 1 80% ........................             --       1.436                 --
    Separate Account Charges 1 90% ........................          4,637       1.434              6,649
    Separate Account Charges 1 95% ........................         38,854       1.433             55,663
    Separate Account Charges 2 00% ........................          3,652       1.431              5,228
    Separate Account Charges 2 05% ........................             --       1.124                 --
    Separate Account Charges 2 10% ........................        118,337       1.429            169,135
    Separate Account Charges 2 15% ........................             --       1.428                 --
    Separate Account Charges 2 20% ........................             --       1.427                 --
    Separate Account Charges 2 25% ........................             --       1.133                 --
    Separate Account Charges 2 30% ........................         24,840       1.425             35,392
    Separate Account Charges 2 35% ........................             --       1.132                 --
    Separate Account Charges 2 40% ........................             --       1.122                 --
    Separate Account Charges 2 45% ........................         14,502       1.131             16,400
    Separate Account Charges 2 50% ........................          9,450       1.420             13,422
    Separate Account Charges 2 65% ........................         28,010       1.129             31,625
    Separate Account Charges 2 60% ........................             --       1.121                 --

Delaware VIP Trust
  Delaware VIP REIT Series - Standard Class
    Separate Account Charges 1 55% ........................        466,888       1.635            763,579
    Separate Account Charges 1 60% ........................             --       1.573                 --
    Separate Account Charges 1 70% ........................        249,103       1.631            406,407
    Separate Account Charges 1 75% ........................          4,868       1.630              7,934
    Separate Account Charges 1 80% ........................             --       1.568                 --
    Separate Account Charges 1 90% ........................         23,208       1.626             37,737
    Separate Account Charges 1 95% ........................      1,215,938       1.624          1,975,352
    Separate Account Charges 2 00% ........................             --       1.564                 --
    Separate Account Charges 2 05% ........................         25,571       1.290             32,980
    Separate Account Charges 2 10% ........................        491,970       1.621            797,287
    Separate Account Charges 2 15% ........................         58,985       1.619             95,503

                                                                          DECEMBER 31, 2004
                                                               ------------------------------------------

                                                               ACCUMULATION     UNIT
                                                                   UNITS        VALUE         NET ASSETS
                                                               ------------   --------       ------------
Delaware VIP Trust (continued)
  Delaware VIP REIT Series - Standard Class (continued)
    Separate Account Charges 2 20% ........................         30,234    $  1.559       $     47,135
    Separate Account Charges 2 25% ........................             --       1.202                 --
    Separate Account Charges 2 30% ........................        150,096       1.615            242,430
    Separate Account Charges 2 35% ........................             --       1.201                 --
    Separate Account Charges 2 40% ........................             --       1.287                 --
    Separate Account Charges 2 45% ........................             --       1.200                 --
    Separate Account Charges 2 50% ........................         19,199       1.610             30,907
    Separate Account Charges 2 65% ........................             --       1.198                 --
    Separate Account Charges 2 60% ........................             --       1.286                 --

Dreyfus Investment Portfolio
  Dreyfus MidCap Stock Portfolio - Service Shares
    Separate Account Charges 1 55% ........................        319,096       1.321            421,478
    Separate Account Charges 1 60% ........................             --       1.320                 --
    Separate Account Charges 1 70% ........................        244,608       1.318            322,334
    Separate Account Charges 1 75% ........................             --       1.317                 --
    Separate Account Charges 1 80% ........................             --       1.316                 --
    Separate Account Charges 1 90% ........................        237,526       1.314            312,024
    Separate Account Charges 1 95% ........................        694,373       1.313            911,459
    Separate Account Charges 2 00% ........................          3,916       1.312              5,136
    Separate Account Charges 2 05% ........................             --       1.130                 --
    Separate Account Charges 2 10% ........................      1,266,986       1.310          1,659,208
    Separate Account Charges 2 15% ........................         15,645       1.309             20,472
    Separate Account Charges 2 20% ........................             --       1.307                 --
    Separate Account Charges 2 25% ........................        142,355       1.117            159,029
    Separate Account Charges 2 30% ........................        312,046       1.305            407,369
    Separate Account Charges 2 35% ........................             --       1.116                 --
    Separate Account Charges 2 40% ........................             --       1.127                 --
    Separate Account Charges 2 45% ........................         97,866       1.115            109,154
    Separate Account Charges 2 50% ........................         20,700       1.301             26,940
    Separate Account Charges 2 65% ........................         62,790       1.114             69,921
    Separate Account Charges 2 60% ........................             --       1.126                 --

Dreyfus Socially Responsible Growth Fund, Inc.
  Dreyfus Socially Responsible Growth Fund, Inc. - Service Shares
    Separate Account Charges 1 55% ........................         25,027       1.177             29,447
    Separate Account Charges 1 60% ........................             --       1.176                 --
    Separate Account Charges 1 70% ........................             --       1.174                 --
    Separate Account Charges 1 75% ........................             --       1.173                 --
    Separate Account Charges 1 80% ........................             --       1.172                 --
    Separate Account Charges 1 90% ........................             --       1.170                 --
    Separate Account Charges 1 95% ........................         19,508       1.169             22,811
    Separate Account Charges 2 00% ........................             --       1.168                 --
    Separate Account Charges 2 05% ........................             --       1.030                 --
    Separate Account Charges 2 10% ........................         29,094       1.167             33,941
    Separate Account Charges 2 15% ........................             --       1.166                 --
    Separate Account Charges 2 20% ........................             --       1.165                 --
    Separate Account Charges 2 25% ........................             --       1.045                 --
    Separate Account Charges 2 30% ........................          2,522       1.163              2,933

                                                                          DECEMBER 31, 2004
                                                               ------------------------------------------

                                                               ACCUMULATION     UNIT
                                                                   UNITS        VALUE         NET ASSETS
                                                               ------------   --------       ------------
Dreyfus Socially Responsible Growth Fund, Inc. (continued)
  Dreyfus Socially Responsible Growth Fund, Inc. - Service Shares (continued)
    Separate Account Charges 2 35% ........................             --    $  1.044       $         --
    Separate Account Charges 2 40% ........................             --       1.028                 --
    Separate Account Charges 2 45% ........................             --       1.043                 --
    Separate Account Charges 2 50% ........................          1,693       1.159              1,962
    Separate Account Charges 2 65% ........................             --       1.042                 --
    Separate Account Charges 2 60% ........................             --       1.027                 --

Dreyfus Variable Investment Fund
  Dreyfus VIF Appreciation Portfolio - Initial Shares
    Separate Account Charges 1 55% ........................        185,016       1.212            224,167
    Separate Account Charges 1 60% ........................             --       1.129                 --
    Separate Account Charges 1 70% ........................         48,969       1.209             59,188
    Separate Account Charges 1 75% ........................         13,843       1.208             16,717
    Separate Account Charges 1 80% ........................             --       1.126                 --
    Separate Account Charges 1 90% ........................         13,175       1.205             15,871
    Separate Account Charges 1 95% ........................        783,677       1.204            943,172
    Separate Account Charges 2 00% ........................             --       1.122                 --
    Separate Account Charges 2 05% ........................             --       1.024                 --
    Separate Account Charges 2 10% ........................        214,175       1.201            257,140
    Separate Account Charges 2 15% ........................             --       1.199                 --
    Separate Account Charges 2 20% ........................             --       1.119                 --
    Separate Account Charges 2 25% ........................             --       1.034                 --
    Separate Account Charges 2 30% ........................         11,209       1.197             13,412
    Separate Account Charges 2 35% ........................             --       1.033                 --
    Separate Account Charges 2 40% ........................             --       1.022                 --
    Separate Account Charges 2 45% ........................             --       1.033                 --
    Separate Account Charges 2 50% ........................             --       1.193                 --
    Separate Account Charges 2 65% ........................             --       1.031                 --
    Separate Account Charges 2 60% ........................             --       1.021                 --
  Dreyfus VIF Developing Leaders Portfolio - Initial Shares
    Separate Account Charges 1 55% ........................        384,633       1.408            541,656
    Separate Account Charges 1 60% ........................             --       1.304                 --
    Separate Account Charges 1 70% ........................         94,661       1.405            132,983
    Separate Account Charges 1 75% ........................          3,443       1.404              4,832
    Separate Account Charges 1 80% ........................             --       1.300                 --
    Separate Account Charges 1 90% ........................         19,729       1.400             27,623
    Separate Account Charges 1 95% ........................      1,035,325       1.399          1,448,252
    Separate Account Charges 2 00% ........................             --       1.296                 --
    Separate Account Charges 2 05% ........................         16,235       1.095             17,785
    Separate Account Charges 2 10% ........................        603,332       1.395            841,910
    Separate Account Charges 2 15% ........................         18,094       1.394             25,226
    Separate Account Charges 2 20% ........................             --       1.292                 --
    Separate Account Charges 2 25% ........................             --       1.055                 --
    Separate Account Charges 2 30% ........................        374,826       1.391            521,298
    Separate Account Charges 2 35% ........................             --       1.054                 --
    Separate Account Charges 2 40% ........................             --       1.093                 --
    Separate Account Charges 2 45% ........................             --       1.054                 --
    Separate Account Charges 2 50% ........................         34,372       1.386             47,643
    Separate Account Charges 2 65% ........................             --       1.052                 --
    Separate Account Charges 2 60% ........................             --       1.092                 --

                                                                          DECEMBER 31, 2004
                                                               ------------------------------------------

                                                               ACCUMULATION     UNIT
                                                                   UNITS        VALUE         NET ASSETS
                                                               ------------   --------       ------------
Dreyfus Variable Investment Fund (continued)
Franklin Templeton Variable Insurance Products Trust
  Franklin Rising Dividends Securities Fund - Class 2 Shares
    Separate Account Charges 1 55% ........................      2,395,266    $  1.329        $ 3,182,672
    Separate Account Charges 1 60% ........................             --       1.259                 --
    Separate Account Charges 1 70% ........................      1,268,329       1.325          1,681,182
    Separate Account Charges 1 75% ........................             --       1.324                 --
    Separate Account Charges 1 80% ........................             --       1.256                 --
    Separate Account Charges 1 90% ........................        519,411       1.321            686,203
    Separate Account Charges 1 95% ........................      1,948,551       1.320          2,571,896
    Separate Account Charges 2 00% ........................             --       1.252                 --
    Separate Account Charges 2 05% ........................         12,643       1.074             13,582
    Separate Account Charges 2 10% ........................      1,149,735       1.317          1,513,865
    Separate Account Charges 2 15% ........................        183,238       1.316            241,054
    Separate Account Charges 2 20% ........................         15,963       1.248             19,922
    Separate Account Charges 2 25% ........................             --       1.088                 --
    Separate Account Charges 2 30% ........................        855,680       1.312          1,122,934
    Separate Account Charges 2 35% ........................             --       1.087                 --
    Separate Account Charges 2 40% ........................          7,444       1.072              7,982
    Separate Account Charges 2 45% ........................             --       1.087                 --
    Separate Account Charges 2 50% ........................        446,328       1.308            583,778
    Separate Account Charges 2 65% ........................             --       1.085                 --
    Separate Account Charges 2 60% ........................             --       1.071                 --
  Franklin Small Cap Fund - Class 2 Shares
    Separate Account Charges 1 55% ........................        768,240       1.465          1,125,651
    Separate Account Charges 1 60% ........................             --       1.344                 --
    Separate Account Charges 1 70% ........................        258,975       1.462            378,537
    Separate Account Charges 1 75% ........................         56,976       1.460             83,204
    Separate Account Charges 1 80% ........................             --       1.340                 --
    Separate Account Charges 1 90% ........................        194,847       1.457            283,848
    Separate Account Charges 1 95% ........................        836,065       1.455          1,216,849
    Separate Account Charges 2 00% ........................             --       1.336                 --
    Separate Account Charges 2 05% ........................         13,337       1.087             14,494
    Separate Account Charges 2 10% ........................        670,562       1.452            973,604
    Separate Account Charges 2 15% ........................         46,779       1.451             67,857
    Separate Account Charges 2 20% ........................         13,077       1.332             17,416
    Separate Account Charges 2 25% ........................             --       1.107                 --
    Separate Account Charges 2 30% ........................        365,658       1.447            529,127
    Separate Account Charges 2 35% ........................             --       1.106                 --
    Separate Account Charges 2 40% ........................             --       1.085                 --
    Separate Account Charges 2 45% ........................             --       1.105                 --
    Separate Account Charges 2 50% ........................         71,624       1.442            103,298
    Separate Account Charges 2 65% ........................             --       1.104                 --
    Separate Account Charges 2 60% ........................             --       1.083                 --
  Mutual Shares Securities Fund - Class 2 Shares
    Separate Account Charges 1 55% ........................        193,876       1.339            259,564
    Separate Account Charges 1 60% ........................             --       1.249                 --
    Separate Account Charges 1 70% ........................         24,570       1.336             32,816
    Separate Account Charges 1 75% ........................          5,925       1.334              7,906
    Separate Account Charges 1 80% ........................             --       1.246                 --
    Separate Account Charges 1 90% ........................         29,546       1.331             39,329
    Separate Account Charges 1 95% ........................        719,264       1.330            956,524

                                                                          DECEMBER 31, 2004
                                                               ------------------------------------------

                                                               ACCUMULATION     UNIT
                                                                   UNITS        VALUE         NET ASSETS
                                                               ------------   --------       ------------
Franklin Templeton Variable Insurance Products Trust (continued)
  Mutual Shares Securities Fund - Class 2 Shares (continued)
    Separate Account Charges 2 00% ........................             --    $  1.242       $         --
    Separate Account Charges 2 05% ........................             --       1.102                 --
    Separate Account Charges 2 10% ........................        695,169       1.327            922,249
    Separate Account Charges 2 15% ........................         41,808       1.325             55,413
    Separate Account Charges 2 20% ........................             --       1.238                 --
    Separate Account Charges 2 25% ........................             --       1.087                 --
    Separate Account Charges 2 30% ........................        188,296       1.322            248,965
    Separate Account Charges 2 35% ........................             --       1.087                 --
    Separate Account Charges 2 40% ........................             --       1.100                 --
    Separate Account Charges 2 45% ........................             --       1.086                 --
    Separate Account Charges 2 50% ........................         83,133       1.318            109,552
    Separate Account Charges 2 65% ........................             --       1.084                 --
    Separate Account Charges 2 60% ........................             --       1.099                 --
  Templeton Developing Markets Securities Fund - Class 2 Shares
    Separate Account Charges 1 55% ........................         78,775       1.816            143,088
    Separate Account Charges 1 60% ........................             --       1.634                 --
    Separate Account Charges 1 70% ........................         83,853       1.812            151,942
    Separate Account Charges 1 75% ........................             --       1.810                 --
    Separate Account Charges 1 80% ........................             --       1.629                 --
    Separate Account Charges 1 90% ........................         14,364       1.806             25,941
    Separate Account Charges 1 95% ........................        704,091       1.804          1,270,390
    Separate Account Charges 2 00% ........................             --       1.625                 --
    Separate Account Charges 2 05% ........................          7,438       1.264              9,398
    Separate Account Charges 2 10% ........................        369,842       1.800            665,679
    Separate Account Charges 2 15% ........................             --       1.798                 --
    Separate Account Charges 2 20% ........................          2,949       1.620              4,776
    Separate Account Charges 2 25% ........................             --       1.180                 --
    Separate Account Charges 2 30% ........................        286,266       1.794            513,534
    Separate Account Charges 2 35% ........................             --       1.179                 --
    Separate Account Charges 2 40% ........................             --       1.261                 --
    Separate Account Charges 2 45% ........................             --       1.178                 --
    Separate Account Charges 2 50% ........................         19,703       1.788             35,228
    Separate Account Charges 2 65% ........................             --       1.176                 --
    Separate Account Charges 2 60% ........................             --       1.260                 --
  Templeton Foreign Securities Fund - Class 2 Shares
    Separate Account Charges 1 55% ........................      1,101,088       1.562          1,719,546
    Separate Account Charges 1 60% ........................             --       1.422                 --
    Separate Account Charges 1 70% ........................        446,541       1.558            695,655
    Separate Account Charges 1 75% ........................          5,854       1.556              9,111
    Separate Account Charges 1 80% ........................             --       1.417                 --
    Separate Account Charges 1 90% ........................        259,067       1.553            402,244
    Separate Account Charges 1 95% ........................        713,262       1.551          1,106,440
    Separate Account Charges 2 00% ........................             --       1.413                 --
    Separate Account Charges 2 05% ........................          5,330       1.158              6,172
    Separate Account Charges 2 10% ........................        735,726       1.547          1,138,512
    Separate Account Charges 2 15% ........................          9,059       1.546             14,006
    Separate Account Charges 2 20% ........................             --       1.409                 --
    Separate Account Charges 2 25% ........................             --       1.153                 --
    Separate Account Charges 2 30% ........................        302,044       1.542            465,840
    Separate Account Charges 2 35% ........................             --       1.152                 --

                                                                          DECEMBER 31, 2004
                                                               ------------------------------------------

                                                               ACCUMULATION     UNIT
                                                                   UNITS        VALUE         NET ASSETS
                                                               ------------   --------       ------------
Franklin Templeton Variable Insurance Products Trust (continued)
  Templeton Foreign Securities Fund - Class 2 Shares (continued)
    Separate Account Charges 2 40% ........................             --    $  1.156       $         --
    Separate Account Charges 2 45% ........................             --       1.151                 --
    Separate Account Charges 2 50% ........................        117,899       1.537            181,227
    Separate Account Charges 2 65% ........................             --       1.149                 --
    Separate Account Charges 2 60% ........................             --       1.154                 --
  Templeton Growth Securities Fund - Class 2 Shares
    Separate Account Charges 1 55% ........................        548,723       1.517            832,236
    Separate Account Charges 1 60% ........................             --       1.357                 --
    Separate Account Charges 1 70% ........................        168,501       1.513            254,942
    Separate Account Charges 1 75% ........................         17,201       1.512             26,001
    Separate Account Charges 1 80% ........................             --       1.353                 --
    Separate Account Charges 1 90% ........................         56,013       1.508             84,464
    Separate Account Charges 1 95% ........................        862,459       1.506          1,299,338
    Separate Account Charges 2 00% ........................             --       1.348                 --
    Separate Account Charges 2 05% ........................         45,200       1.121             50,684
    Separate Account Charges 2 10% ........................        722,139       1.503          1,085,287
    Separate Account Charges 2 15% ........................         24,780       1.501             37,208
    Separate Account Charges 2 20% ........................         43,615       1.344             58,637
    Separate Account Charges 2 25% ........................             --       1.135                 --
    Separate Account Charges 2 30% ........................         91,248       1.498            136,677
    Separate Account Charges 2 35% ........................             --       1.134                 --
    Separate Account Charges 2 40% ........................             --       1.119                 --
    Separate Account Charges 2 45% ........................             --       1.133                 --
    Separate Account Charges 2 50% ........................         23,970       1.493             35,783
    Separate Account Charges 2 65% ........................             --       1.131                 --
    Separate Account Charges 2 60% ........................             --       1.118                 --

Greenwich Street Series Fund
  Equity Index Portfolio - Class II Shares
    Separate Account Charges 1 55% ........................        873,043       1.316          1,148,516
    Separate Account Charges 1 60% ........................             --       1.224                 --
    Separate Account Charges 1 70% ........................        196,252       1.312            257,547
    Separate Account Charges 1 75% ........................          5,045       1.311              6,614
    Separate Account Charges 1 80% ........................             --       1.220                 --
    Separate Account Charges 1 90% ........................          7,672       1.308             10,034
    Separate Account Charges 1 95% ........................      2,093,360       1.307          2,735,484
    Separate Account Charges 2 00% ........................             --       1.216                 --
    Separate Account Charges 2 05% ........................         95,933       1.072            102,798
    Separate Account Charges 2 10% ........................      1,174,910       1.304          1,531,581
    Separate Account Charges 2 15% ........................             --       1.302                 --
    Separate Account Charges 2 20% ........................             --       1.213                 --
    Separate Account Charges 2 25% ........................             --       1.087                 --
    Separate Account Charges 2 30% ........................        312,187       1.299            405,596
    Separate Account Charges 2 35% ........................             --       1.086                 --
    Separate Account Charges 2 40% ........................             --       1.070                 --
    Separate Account Charges 2 45% ........................             --       1.086                 --
    Separate Account Charges 2 50% ........................        163,788       1.295            212,082
    Separate Account Charges 2 65% ........................             --       1.084                 --
    Separate Account Charges 2 60% ........................             --       1.068                 --

                                                                                           DECEMBER 31, 2004
                                                                          ------------------------------------------------------

                                                                            ACCUMULATION          UNIT
                                                                               UNITS              VALUE           NET ASSETS
                                                                          -----------------    -----------   -------------------
Greenwich Street Series Fund (continued)
Salomon Brothers Variable Aggressive Growth Fund - Class I Shares
Separate Account Charges 1.55% ...........................                         826,092       $  1.368           $ 1,130,124
Separate Account Charges 1.60% ...........................                              --          1.243                    --
Separate Account Charges 1.70% ...........................                          90,048          1.365               122,890
Separate Account Charges 1.75% ...........................                           3,491          1.363                 4,759
Separate Account Charges 1.80% ...........................                              --          1.239                    --
Separate Account Charges 1.90% ...........................                             912          1.360                 1,240
Separate Account Charges 1.95% ...........................                         841,252          1.359             1,143,175
Separate Account Charges 2.00% ...........................                              --          1.235                    --
Separate Account Charges 2.05% ...........................                          96,325          1.056               101,721
Separate Account Charges 2.10% ...........................                         434,817          1.356               589,429
Separate Account Charges 2.15% ...........................                              --          1.354                    --
Separate Account Charges 2.20% ...........................                             701          1.232                   863
Separate Account Charges 2.25% ...........................                              --          1.040                    --
Separate Account Charges 2.30% ...........................                          55,408          1.351                74,858
Separate Account Charges 2.35% ...........................                              --          1.039                    --
Separate Account Charges 2.40% ...........................                              --          1.054                    --
Separate Account Charges 2.45% ...........................                              --          1.038                    --
Separate Account Charges 2.50% ...........................                          14,742          1.347                19,850
Separate Account Charges 2.65% ...........................                              --          1.036                    --
Separate Account Charges 2.60% ...........................                              --          1.053                    --

Salomon Brothers Variable Aggressive Growth Fund - Class II Shares
Separate Account Charges 1.55% ...........................                       1,266,931          1.346             1,705,196
Separate Account Charges 1.60% ...........................                              --          1.233                    --
Separate Account Charges 1.70% ...........................                         752,445          1.343             1,010,278
Separate Account Charges 1.75% ...........................                           6,175          1.341                 8,284
Separate Account Charges 1.80% ...........................                              --          1.229                    --
Separate Account Charges 1.90% ...........................                         309,260          1.338               413,851
Separate Account Charges 1.95% ...........................                         940,326          1.337             1,257,192
Separate Account Charges 2.00% ...........................                              --          1.226                    --
Separate Account Charges 2.05% ...........................                              --          1.054                    --
Separate Account Charges 2.10% ...........................                         855,357          1.334             1,140,817
Separate Account Charges 2.15% ...........................                         164,993          1.333               219,858
Separate Account Charges 2.20% ...........................                              --          1.222                    --
Separate Account Charges 2.25% ...........................                              --          1.037                    --
Separate Account Charges 2.30% ...........................                         825,312          1.329             1,097,081
Separate Account Charges 2.35% ...........................                              --          1.036                    --
Separate Account Charges 2.40% ...........................                              --          1.052                    --
Separate Account Charges 2.45% ...........................                              --          1.035                    --
Separate Account Charges 2.50% ...........................                         185,920          1.325               246,318
Separate Account Charges 2.65% ...........................                              --          1.034                    --
Separate Account Charges 2.60% ...........................                              --          1.051                    --

Salomon Brothers Variable Growth & Income Fund - Class I Shares
Separate Account Charges 1.55% ...........................                         141,262          1.311               185,219
Separate Account Charges 1.60% ...........................                              --          1.206                    --
Separate Account Charges 1.70% ...........................                          27,301          1.308                35,710
Separate Account Charges 1.75% ...........................                           2,361          1.307                 3,086
Separate Account Charges 1.80% ...........................                              --          1.202                    --
Separate Account Charges 1.90% ...........................                             377          1.304                   491
Separate Account Charges 1.95% ...........................                         442,436          1.302               576,240

                                                                          DECEMBER 31, 2004
                                                               ------------------------------------------

                                                               ACCUMULATION     UNIT
                                                                   UNITS        VALUE         NET ASSETS
                                                               ------------   --------       ------------
Greenwich Street Series Fund (continued)
  Salomon Brothers Variable Growth & Income Fund - Class I Shares (continued)
    Separate Account Charges 2 00% ........................             --    $  1.198       $         --
    Separate Account Charges 2 05% ........................             --       1.067                 --
    Separate Account Charges 2 10% ........................        359,923       1.299            467,635
    Separate Account Charges 2 15% ........................             --       1.298                 --
    Separate Account Charges 2 20% ........................             --       1.195                 --
    Separate Account Charges 2 25% ........................             --       1.076                 --
    Separate Account Charges 2 30% ........................          8,022       1.295             10,388
    Separate Account Charges 2 35% ........................             --       1.076                 --
    Separate Account Charges 2 40% ........................             --       1.065                 --
    Separate Account Charges 2 45% ........................             --       1.075                 --
    Separate Account Charges 2 50% ........................         10,519       1.291             13,576
    Separate Account Charges 2 65% ........................             --       1.073                 --
    Separate Account Charges 2 60% ........................             --       1.064                 --

Janus Aspen Series
  Balanced Portfolio - Service Shares
    Separate Account Charges 1 55% ........................         84,750       1.167             98,906
    Separate Account Charges 1 60% ........................             --       1.124                 --
    Separate Account Charges 1 70% ........................         22,497       1.164             26,191
    Separate Account Charges 1 75% ........................          4,021       1.163              4,676
    Separate Account Charges 1 80% ........................             --       1.121                 --
    Separate Account Charges 1 90% ........................         24,709       1.160             28,670
    Separate Account Charges 1 95% ........................        519,218       1.159            601,896
    Separate Account Charges 2 00% ........................             --       1.117                 --
    Separate Account Charges 2 05% ........................             --       1.070                 --
    Separate Account Charges 2 10% ........................        119,061       1.156            137,683
    Separate Account Charges 2 15% ........................             --       1.155                 --
    Separate Account Charges 2 20% ........................             --       1.114                 --
    Separate Account Charges 2 25% ........................             --       1.061                 --
    Separate Account Charges 2 30% ........................         31,761       1.153             36,605
    Separate Account Charges 2 35% ........................             --       1.060                 --
    Separate Account Charges 2 40% ........................             --       1.068                 --
    Separate Account Charges 2 45% ........................             --       1.059                 --
    Separate Account Charges 2 50% ........................          6,000       1.149              6,892
    Separate Account Charges 2 65% ........................             --       1.057                 --
    Separate Account Charges 2 60% ........................             --       1.067                 --
  Global Life Sciences Portfolio - Service Shares
    Separate Account Charges 1 55% ........................         51,154       1.340             68,573
    Separate Account Charges 1 60% ........................             --       1.253                 --
    Separate Account Charges 1 70% ........................             --       1.337                 --
    Separate Account Charges 1 75% ........................             --       1.336                 --
    Separate Account Charges 1 80% ........................             --       1.249                 --
    Separate Account Charges 1 90% ........................          5,292       1.333              7,053
    Separate Account Charges 1 95% ........................        141,253       1.332            188,090
    Separate Account Charges 2 00% ........................             --       1.245                 --
    Separate Account Charges 2 05% ........................             --       1.040                 --
    Separate Account Charges 2 10% ........................        220,670       1.328            293,124
    Separate Account Charges 2 15% ........................             --       1.327                 --
    Separate Account Charges 2 20% ........................             --       1.242                 --
    Separate Account Charges 2 25% ........................             --       1.065                 --

                                                                          DECEMBER 31, 2004
                                                               ------------------------------------------

                                                               ACCUMULATION     UNIT
                                                                   UNITS        VALUE         NET ASSETS
                                                               ------------   --------       ------------
Janus Aspen Series (continued)
  Global Life Sciences Portfolio - Service Shares (continued)
    Separate Account Charges 2 30% ........................        132,640    $  1.324       $    175,600
    Separate Account Charges 2 35% ........................             --       1.064                 --
    Separate Account Charges 2 40% ........................             --       1.038                 --
    Separate Account Charges 2 45% ........................             --       1.063                 --
    Separate Account Charges 2 50% ........................          2,832       1.319              3,736
    Separate Account Charges 2 65% ........................             --       1.061                 --
    Separate Account Charges 2 60% ........................             --       1.037                 --
  Global Technology Portfolio - Service Shares
    Separate Account Charges 1 55% ........................         31,862       1.373             43,731
    Separate Account Charges 1 60% ........................             --       1.229                 --
    Separate Account Charges 1 70% ........................             --       1.369                 --
    Separate Account Charges 1 75% ........................          1,140       1.368              1,560
    Separate Account Charges 1 80% ........................             --       1.225                 --
    Separate Account Charges 1 90% ........................          9,057       1.365             12,360
    Separate Account Charges 1 95% ........................        222,986       1.363            304,011
    Separate Account Charges 2 00% ........................             --       1.221                 --
    Separate Account Charges 2 05% ........................         10,943       1.054             11,536
    Separate Account Charges 2 10% ........................        153,654       1.360            208,976
    Separate Account Charges 2 15% ........................             --       1.359                 --
    Separate Account Charges 2 20% ........................             --       1.217                 --
    Separate Account Charges 2 25% ........................             --       1.017                 --
    Separate Account Charges 2 30% ........................         86,670       1.355            117,481
    Separate Account Charges 2 35% ........................             --       1.016                 --
    Separate Account Charges 2 40% ........................             --       1.052                 --
    Separate Account Charges 2 45% ........................             --       1.015                 --
    Separate Account Charges 2 50% ........................             --       1.351                 --
    Separate Account Charges 2 65% ........................             --       1.013                 --
    Separate Account Charges 2 60% ........................             --       1.051                 --
  Worldwide Growth Portfolio - Service Shares
    Separate Account Charges 1 55% ........................         15,488       1.290             19,986
    Separate Account Charges 1 60% ........................             --       1.182                 --
    Separate Account Charges 1 70% ........................          2,471       1.287              3,181
    Separate Account Charges 1 75% ........................             --       1.286                 --
    Separate Account Charges 1 80% ........................             --       1.178                 --
    Separate Account Charges 1 90% ........................         17,362       1.283             22,275
    Separate Account Charges 1 95% ........................        112,769       1.282            144,543
    Separate Account Charges 2 00% ........................             --       1.174                 --
    Separate Account Charges 2 05% ........................             --       1.089                 --
    Separate Account Charges 2 10% ........................        159,299       1.279            203,684
    Separate Account Charges 2 15% ........................             --       1.277                 --
    Separate Account Charges 2 20% ........................             --       1.171                 --
    Separate Account Charges 2 25% ........................             --       1.024                 --
    Separate Account Charges 2 30% ........................             --       1.274                 --
    Separate Account Charges 2 35% ........................             --       1.023                 --
    Separate Account Charges 2 40% ........................             --       1.087                 --
    Separate Account Charges 2 45% ........................             --       1.022                 --
    Separate Account Charges 2 50% ........................             --       1.270                 --
    Separate Account Charges 2 65% ........................             --       1.021                 --
    Separate Account Charges 2 60% ........................             --       1.085                 --

                                                                          DECEMBER 31, 2004
                                                               ------------------------------------------

                                                               ACCUMULATION     UNIT
                                                                   UNITS        VALUE         NET ASSETS
                                                               ------------   --------       ------------
Lazard Retirement Series, Inc.
  Lazard Retirement Small Cap Portfolio
    Separate Account Charges 1 55% ........................        271,933    $  1.509       $    410,470
    Separate Account Charges 1 60% ........................             --       1.393                 --
    Separate Account Charges 1 70% ........................         66,032       1.506             99,430
    Separate Account Charges 1 75% ........................          2,065       1.504              3,107
    Separate Account Charges 1 80% ........................             --       1.389                 --
    Separate Account Charges 1 90% ........................         66,799       1.501            100,252
    Separate Account Charges 1 95% ........................        442,933       1.499            664,147
    Separate Account Charges 2 00% ........................             --       1.385                 --
    Separate Account Charges 2 05% ........................         21,519       1.128             24,267
    Separate Account Charges 2 10% ........................        348,129       1.496            520,728
    Separate Account Charges 2 15% ........................             --       1.494                 --
    Separate Account Charges 2 20% ........................             --       1.380                 --
    Separate Account Charges 2 25% ........................             --       1.115                 --
    Separate Account Charges 2 30% ........................        236,637       1.491            352,780
    Separate Account Charges 2 35% ........................             --       1.114                 --
    Separate Account Charges 2 40% ........................             --       1.125                 --
    Separate Account Charges 2 45% ........................             --       1.113                 --
    Separate Account Charges 2 50% ........................        156,125       1.486            231,980
    Separate Account Charges 2 65% ........................             --       1.111                 --
    Separate Account Charges 2 60% ........................             --       1.124                 --

Lord Abbett Series Fund, Inc.
  Growth and Income Portfolio
    Separate Account Charges 1 55% ........................        368,767       1.379            508,471
    Separate Account Charges 1 60% ........................             --       1.282                 --
    Separate Account Charges 1 70% ........................        101,604       1.375            139,755
    Separate Account Charges 1 75% ........................          3,686       1.374              5,066
    Separate Account Charges 1 80% ........................             --       1.278                 --
    Separate Account Charges 1 90% ........................         56,938       1.371             78,058
    Separate Account Charges 1 95% ........................      1,213,820       1.370          1,662,557
    Separate Account Charges 2 00% ........................             --       1.274                 --
    Separate Account Charges 2 05% ........................         22,277       1.101             24,536
    Separate Account Charges 2 10% ........................        521,488       1.366            712,541
    Separate Account Charges 2 15% ........................             --       1.365                 --
    Separate Account Charges 2 20% ........................             --       1.270                 --
    Separate Account Charges 2 25% ........................             --       1.105                 --
    Separate Account Charges 2 30% ........................        118,581       1.362            161,484
    Separate Account Charges 2 35% ........................             --       1.104                 --
    Separate Account Charges 2 40% ........................          3,904       1.099              4,292
    Separate Account Charges 2 45% ........................             --       1.103                 --
    Separate Account Charges 2 50% ........................         16,978       1.357             23,044
    Separate Account Charges 2 65% ........................             --       1.102                 --
    Separate Account Charges 2 60% ........................             --       1.098                 --

                                                                          DECEMBER 31, 2004
                                                               ------------------------------------------

                                                               ACCUMULATION     UNIT
                                                                   UNITS        VALUE         NET ASSETS
                                                               ------------   --------       ------------
Lord Abbett Series Fund, Inc. (continued)
  Mid-Cap Value Portfolio
    Separate Account Charges 1 55% ........................        427,320    $  1.537       $    656,701
    Separate Account Charges 1 60% ........................             --       1.424                 --
    Separate Account Charges 1 70% ........................        134,496       1.533            206,192
    Separate Account Charges 1 75% ........................             --       1.532                 --
    Separate Account Charges 1 80% ........................             --       1.420                 --
    Separate Account Charges 1 90% ........................         77,395       1.528            118,257
    Separate Account Charges 1 95% ........................        924,668       1.527          1,411,562
    Separate Account Charges 2 00% ........................             --       1.415                 --
    Separate Account Charges 2 05% ........................         20,783       1.162             24,161
    Separate Account Charges 2 10% ........................        517,775       1.523            788,508
    Separate Account Charges 2 15% ........................             --       1.521                 --
    Separate Account Charges 2 20% ........................         30,256       1.411             42,696
    Separate Account Charges 2 25% ........................             --       1.184                 --
    Separate Account Charges 2 30% ........................        172,579       1.518            261,941
    Separate Account Charges 2 35% ........................             --       1.183                 --
    Separate Account Charges 2 40% ........................          1,552       1.160              1,800
    Separate Account Charges 2 45% ........................             --       1.182                 --
    Separate Account Charges 2 50% ........................        137,106       1.513            207,407
    Separate Account Charges 2 65% ........................             --       1.181                 --
    Separate Account Charges 2 60% ........................             --       1.159                 --

Merrill Lynch Variable Series Funds, Inc.
  Merrill Lynch Global Allocation V I  Fund - Class III
    Separate Account Charges 1 55% ........................         33,081       1.213             40,128
    Separate Account Charges 1 60% ........................             --       1.212                 --
    Separate Account Charges 1 70% ........................         10,419       1.211             12,617
    Separate Account Charges 1 75% ........................             --       1.210                 --
    Separate Account Charges 1 80% ........................             --       1.210                 --
    Separate Account Charges 1 90% ........................          9,729       1.208             11,755
    Separate Account Charges 1 95% ........................        377,461       1.208            455,839
    Separate Account Charges 2 00% ........................             --       1.207                 --
    Separate Account Charges 2 05% ........................         25,165       1.119             28,151
    Separate Account Charges 2 10% ........................        939,568       1.206          1,132,777
    Separate Account Charges 2 15% ........................             --       1.205                 --
    Separate Account Charges 2 20% ........................             --       1.204                 --
    Separate Account Charges 2 25% ........................             --       1.113                 --
    Separate Account Charges 2 30% ........................         46,933       1.203             56,459
    Separate Account Charges 2 35% ........................             --       1.112                 --
    Separate Account Charges 2 40% ........................          4,832       1.116              5,394
    Separate Account Charges 2 45% ........................             --       1.112                 --
    Separate Account Charges 2 50% ........................         10,662       1.200             12,797
    Separate Account Charges 2 65% ........................             --       1.110                 --
    Separate Account Charges 2 60% ........................             --       1.115                 --

                                                                          DECEMBER 31, 2004
                                                               ------------------------------------------

                                                               ACCUMULATION     UNIT
                                                                   UNITS        VALUE         NET ASSETS
                                                               ------------   --------       ------------
Merrill Lynch Variable Series Funds, Inc. (continued)
  Merrill Lynch Value Opportunities V I  Fund - Class III
    Separate Account Charges 1 55% ........................        145,142    $  1.211       $    175,794
    Separate Account Charges 1 60% ........................             --       1.210                 --
    Separate Account Charges 1 70% ........................         18,570       1.209             22,454
    Separate Account Charges 1 75% ........................             --       1.208                 --
    Separate Account Charges 1 80% ........................             --       1.208                 --
    Separate Account Charges 1 90% ........................             --       1.206                 --
    Separate Account Charges 1 95% ........................        475,433       1.206            573,286
    Separate Account Charges 2 00% ........................             --       1.205                 --
    Separate Account Charges 2 05% ........................         29,732       1.121             33,333
    Separate Account Charges 2 10% ........................        228,536       1.204            275,116
    Separate Account Charges 2 15% ........................             --       1.203                 --
    Separate Account Charges 2 20% ........................             --       1.202                 --
    Separate Account Charges 2 25% ........................             --       1.097                 --
    Separate Account Charges 2 30% ........................         79,481       1.201             95,468
    Separate Account Charges 2 35% ........................             --       1.097                 --
    Separate Account Charges 2 40% ........................             --       1.119                 --
    Separate Account Charges 2 45% ........................             --       1.096                 --
    Separate Account Charges 2 50% ........................         40,140       1.198             48,107
    Separate Account Charges 2 65% ........................             --       1.094                 --
    Separate Account Charges 2 60% ........................             --       1.118                 --

Oppenheimer Variable Account Funds
  Oppenheimer Capital Appreciation Fund/VA - Service Shares
    Separate Account Charges 1 55% ........................      1,588,562       1.294          2,056,261
    Separate Account Charges 1 60% ........................             --       1.211                 --
    Separate Account Charges 1 70% ........................        346,594       1.291            447,544
    Separate Account Charges 1 75% ........................          2,306       1.290              2,975
    Separate Account Charges 1 80% ........................             --       1.207                 --
    Separate Account Charges 1 90% ........................        246,174       1.287            316,811
    Separate Account Charges 1 95% ........................        739,492       1.286            950,813
    Separate Account Charges 2 00% ........................             --       1.204                 --
    Separate Account Charges 2 05% ........................            900       1.049                943
    Separate Account Charges 2 10% ........................        377,643       1.283            484,379
    Separate Account Charges 2 15% ........................        165,141       1.281            211,623
    Separate Account Charges 2 20% ........................         15,509       1.200             18,611
    Separate Account Charges 2 25% ........................             --       1.065                 --
    Separate Account Charges 2 30% ........................        213,927       1.278            273,471
    Separate Account Charges 2 35% ........................             --       1.064                 --
    Separate Account Charges 2 40% ........................             --       1.047                 --
    Separate Account Charges 2 45% ........................             --       1.063                 --
    Separate Account Charges 2 50% ........................        112,203       1.274            142,957
    Separate Account Charges 2 65% ........................             --       1.061                 --
    Separate Account Charges 2 60% ........................             --       1.045                 --
  Oppenheimer Global Securities Fund/VA - Service Shares
    Separate Account Charges 1 55% ........................      1,845,033       1.654          3,051,914
    Separate Account Charges 1 60% ........................             --       1.485                 --
    Separate Account Charges 1 70% ........................        136,638       1.650            225,470
    Separate Account Charges 1 75% ........................          3,306       1.649              5,451
    Separate Account Charges 1 80% ........................             --       1.481                 --
    Separate Account Charges 1 90% ........................        140,971       1.645            231,845

                                                                          DECEMBER 31, 2004
                                                               ------------------------------------------

                                                               ACCUMULATION     UNIT
                                                                   UNITS        VALUE         NET ASSETS
                                                               ------------   --------       ------------
Oppenheimer Variable Account Funds (continued)
  Oppenheimer Global Securities Fund/VA - Service Shares (continued)
    Separate Account Charges 1 95% ........................        813,324    $  1.643       $  1,336,398
    Separate Account Charges 2 00% ........................             --       1.476                 --
    Separate Account Charges 2 05% ........................             --       1.171                 --
    Separate Account Charges 2 10% ........................        386,948       1.639            634,268
    Separate Account Charges 2 15% ........................        144,105       1.638            235,999
    Separate Account Charges 2 20% ........................            439       1.472                646
    Separate Account Charges 2 25% ........................             --       1.165                 --
    Separate Account Charges 2 30% ........................        293,434       1.634            479,384
    Separate Account Charges 2 35% ........................             --       1.164                 --
    Separate Account Charges 2 40% ........................          6,993       1.169              8,172
    Separate Account Charges 2 45% ........................             --       1.163                 --
    Separate Account Charges 2 50% ........................         50,029       1.628             81,459
    Separate Account Charges 2 65% ........................             --       1.161                 --
    Separate Account Charges 2 60% ........................             --       1.167                 --
  Oppenheimer Main Street Fund/VA - Service Shares
    Separate Account Charges 1 55% ........................         45,971       1.053             48,413
    Separate Account Charges 1 60% ........................             --       1.053                 --
    Separate Account Charges 1 70% ........................         21,607       1.052             22,731
    Separate Account Charges 1 75% ........................             --       1.052                 --
    Separate Account Charges 1 80% ........................             --       1.051                 --
    Separate Account Charges 1 90% ........................             --       1.051                 --
    Separate Account Charges 1 95% ........................        240,484       1.050            252,570
    Separate Account Charges 2 00% ........................             --       1.050                 --
    Separate Account Charges 2 05% ........................         12,959       1.064             13,795
    Separate Account Charges 2 10% ........................          7,463       1.049              7,830
    Separate Account Charges 2 15% ........................             --       1.049                 --
    Separate Account Charges 2 20% ........................             --       1.048                 --
    Separate Account Charges 2 25% ........................             --       1.048                 --
    Separate Account Charges 2 30% ........................             --       1.048                 --
    Separate Account Charges 2 35% ........................             --       1.047                 --
    Separate Account Charges 2 40% ........................             --       1.062                 --
    Separate Account Charges 2 45% ........................             --       1.047                 --
    Separate Account Charges 2 50% ........................          4,397       1.046              4,601
    Separate Account Charges 2 65% ........................             --       1.045                 --
    Separate Account Charges 2 60% ........................             --       1.061                 --

PIMCO Variable Insurance Trust
  Real Return Portfolio - Administrative Class
    Separate Account Charges 1 55% ........................        935,360       1.122          1,049,916
    Separate Account Charges 1 60% ........................             --       1.067                 --
    Separate Account Charges 1 70% ........................        133,105       1.120            149,042
    Separate Account Charges 1 75% ........................          4,140       1.119              4,631
    Separate Account Charges 1 80% ........................             --       1.064                 --
    Separate Account Charges 1 90% ........................         22,210       1.116             24,786
    Separate Account Charges 1 95% ........................      1,064,020       1.115          1,186,367
    Separate Account Charges 2 00% ........................             --       1.060                 --
    Separate Account Charges 2 05% ........................        142,612       1.069            152,502
    Separate Account Charges 2 10% ........................        325,618       1.112            362,173
    Separate Account Charges 2 15% ........................        141,085       1.111            156,781
    Separate Account Charges 2 20% ........................          2,005       1.057              2,120

                                                                          DECEMBER 31, 2004
                                                               ------------------------------------------

                                                               ACCUMULATION     UNIT
                                                                   UNITS        VALUE         NET ASSETS
                                                               ------------   --------       ------------
PIMCO Variable Insurance Trust (continued)
  Real Return Portfolio - Administrative Class (continued)
    Separate Account Charges 2 25% ........................             --    $  1.020       $         --
    Separate Account Charges 2 30% ........................        219,895       1.108            243,766
    Separate Account Charges 2 35% ........................             --       1.019                 --
    Separate Account Charges 2 40% ........................          3,336       1.067              3,561
    Separate Account Charges 2 45% ........................             --       1.018                 --
    Separate Account Charges 2 50% ........................         35,321       1.105             39,024
    Separate Account Charges 2 65% ........................             --       1.016                 --
    Separate Account Charges 2 60% ........................             --       1.066                 --
  Total Return Portfolio - Administrative Class
    Separate Account Charges 1 55% ........................      1,682,958       1.046          1,761,024
    Separate Account Charges 1 60% ........................             --       1.021                 --
    Separate Account Charges 1 70% ........................        408,181       1.044            426,065
    Separate Account Charges 1 75% ........................         10,494       1.043             10,944
    Separate Account Charges 1 80% ........................             --       1.018                 --
    Separate Account Charges 1 90% ........................        184,042       1.040            191,463
    Separate Account Charges 1 95% ........................      2,841,019       1.039          2,952,829
    Separate Account Charges 2 00% ........................             --       1.014                 --
    Separate Account Charges 2 05% ........................        188,434       1.046            197,135
    Separate Account Charges 2 10% ........................      1,264,631       1.037          1,311,185
    Separate Account Charges 2 15% ........................             --       1.036                 --
    Separate Account Charges 2 20% ........................         85,953       1.011             86,940
    Separate Account Charges 2 25% ........................             --       1.003                 --
    Separate Account Charges 2 30% ........................        389,671       1.033            402,664
    Separate Account Charges 2 35% ........................             --       1.002                 --
    Separate Account Charges 2 40% ........................          6,797       1.044              7,097
    Separate Account Charges 2 45% ........................             --       1.002                 --
    Separate Account Charges 2 50% ........................        172,123       1.030            177,265
    Separate Account Charges 2 65% ........................             --       1.000                 --
    Separate Account Charges 2 60% ........................             --       1.043                 --

Pioneer Variable Contracts Trust
  Pioneer America Income VCT Portfolio - Class II Shares
    Separate Account Charges 1 55% ........................      3,216,889       1.010          3,249,091
    Separate Account Charges 1 60% ........................             --       0.999                 --
    Separate Account Charges 1 70% ........................        708,997       1.008            714,349
    Separate Account Charges 1 75% ........................        118,384       1.007            119,169
    Separate Account Charges 1 80% ........................             --       0.996                 --
    Separate Account Charges 1 90% ........................        448,443       1.004            450,321
    Separate Account Charges 1 95% ........................      1,593,910       1.003          1,599,129
    Separate Account Charges 2 00% ........................             --       0.993                 --
    Separate Account Charges 2 05% ........................         24,443       1.034             25,281
    Separate Account Charges 2 10% ........................        609,296       1.001            609,805
    Separate Account Charges 2 15% ........................          9,570       1.000              9,569
    Separate Account Charges 2 20% ........................          1,733       0.990              1,715
    Separate Account Charges 2 25% ........................             --       0.992                 --
    Separate Account Charges 2 30% ........................        575,654       0.997            574,217
    Separate Account Charges 2 35% ........................             --       0.991                 --
    Separate Account Charges 2 40% ........................          7,393       1.032              7,632
    Separate Account Charges 2 45% ........................             --       0.991                 --
    Separate Account Charges 2 50% ........................        153,578       0.994            152,684

                                                                          DECEMBER 31, 2004
                                                               ------------------------------------------

                                                               ACCUMULATION     UNIT
                                                                   UNITS        VALUE         NET ASSETS
                                                               ------------   --------       ------------
Pioneer Variable Contracts Trust (continued)
  Pioneer America Income VCT Portfolio - Class II Shares (continued)
    Separate Account Charges 2 65% ........................             --    $  0.989       $         --
    Separate Account Charges 2 60% ........................             --       1.031                 --
  Pioneer Balanced VCT Portfolio - Class II Shares
    Separate Account Charges 1 55% ........................      2,893,609       1.143          3,307,755
    Separate Account Charges 1 60% ........................             --       1.078                 --
    Separate Account Charges 1 70% ........................        282,120       1.140            321,712
    Separate Account Charges 1 75% ........................         27,650       1.139             31,502
    Separate Account Charges 1 80% ........................             --       1.074                 --
    Separate Account Charges 1 90% ........................         99,528       1.137            113,119
    Separate Account Charges 1 95% ........................        482,004       1.135            547,322
    Separate Account Charges 2 00% ........................             --       1.071                 --
    Separate Account Charges 2 05% ........................          2,998       1.028              3,081
    Separate Account Charges 2 10% ........................        226,707       1.133            256,804
    Separate Account Charges 2 15% ........................             --       1.132                 --
    Separate Account Charges 2 20% ........................             --       1.068                 --
    Separate Account Charges 2 25% ........................             --       1.020                 --
    Separate Account Charges 2 30% ........................        178,277       1.129            201,270
    Separate Account Charges 2 35% ........................             --       1.019                 --
    Separate Account Charges 2 40% ........................             --       1.026                 --
    Separate Account Charges 2 45% ........................             --       1.018                 --
    Separate Account Charges 2 50% ........................      1,240,747       1.125          1,396,114
    Separate Account Charges 2 65% ........................             --       1.017                 --
    Separate Account Charges 2 60% ........................             --       1.025                 --
  Pioneer Emerging Markets VCT Portfolio - Class II Shares
    Separate Account Charges 1 55% ........................        634,023       1.764          1,118,696
    Separate Account Charges 1 60% ........................             --       1.608                 --
    Separate Account Charges 1 70% ........................        157,649       1.760            277,487
    Separate Account Charges 1 75% ........................         24,477       1.759             43,045
    Separate Account Charges 1 80% ........................             --       1.603                 --
    Separate Account Charges 1 90% ........................        134,493       1.754            235,943
    Separate Account Charges 1 95% ........................        555,265       1.753            973,226
    Separate Account Charges 2 00% ........................             --       1.598                 --
    Separate Account Charges 2 05% ........................             --       1.297                 --
    Separate Account Charges 2 10% ........................        248,329       1.748            434,197
    Separate Account Charges 2 15% ........................         12,218       1.747             21,343
    Separate Account Charges 2 20% ........................             --       1.593                 --
    Separate Account Charges 2 25% ........................             --       1.142                 --
    Separate Account Charges 2 30% ........................        199,365       1.743            347,427
    Separate Account Charges 2 35% ........................             --       1.142                 --
    Separate Account Charges 2 40% ........................             --       1.295                 --
    Separate Account Charges 2 45% ........................             --       1.141                 --
    Separate Account Charges 2 50% ........................         47,838       1.737             83,088
    Separate Account Charges 2 65% ........................             --       1.139                 --
    Separate Account Charges 2 60% ........................             --       1.294                 --

                                                                          DECEMBER 31, 2004
                                                               ------------------------------------------

                                                               ACCUMULATION     UNIT
                                                                   UNITS        VALUE         NET ASSETS
                                                               ------------   --------       ------------
Pioneer Variable Contracts Trust (continued)
  Pioneer Equity Income VCT Portfolio - Class II Shares
    Separate Account Charges 1 55% ........................      2,636,416    $  1.377       $  3,629,471
    Separate Account Charges 1 60% ........................             --       1.273                 --
    Separate Account Charges 1 70% ........................        688,291       1.373            945,246
    Separate Account Charges 1 75% ........................        137,696       1.372            188,928
    Separate Account Charges 1 80% ........................             --       1.269                 --
    Separate Account Charges 1 90% ........................        540,174       1.369            739,360
    Separate Account Charges 1 95% ........................      1,674,791       1.367          2,290,298
    Separate Account Charges 2 00% ........................             --       1.265                 --
    Separate Account Charges 2 05% ........................         12,717       1.127             14,332
    Separate Account Charges 2 10% ........................        636,842       1.364            868,783
    Separate Account Charges 2 15% ........................        117,136       1.363            159,651
    Separate Account Charges 2 20% ........................          1,953       1.261              2,464
    Separate Account Charges 2 25% ........................             --       1.132                 --
    Separate Account Charges 2 30% ........................        814,124       1.360          1,106,936
    Separate Account Charges 2 35% ........................             --       1.131                 --
    Separate Account Charges 2 40% ........................          7,107       1.125              7,994
    Separate Account Charges 2 45% ........................             --       1.131                 --
    Separate Account Charges 2 50% ........................        331,048       1.355            448,615
    Separate Account Charges 2 65% ........................             --       1.129                 --
    Separate Account Charges 2 60% ........................             --       1.124                 --
  Pioneer Europe VCT Portfolio - Class II Shares
    Separate Account Charges 1 55% ........................         22,046       1.493             32,919
    Separate Account Charges 1 60% ........................             --       1.392                 --
    Separate Account Charges 1 70% ........................         17,163       1.490             25,565
    Separate Account Charges 1 75% ........................         48,358       1.488             71,968
    Separate Account Charges 1 80% ........................             --       1.387                 --
    Separate Account Charges 1 90% ........................             --       1.485                 --
    Separate Account Charges 1 95% ........................         67,626       1.483            100,308
    Separate Account Charges 2 00% ........................             --       1.383                 --
    Separate Account Charges 2 05% ........................             --       1.179                 --
    Separate Account Charges 2 10% ........................         13,891       1.480             20,555
    Separate Account Charges 2 15% ........................          1,597       1.478              2,361
    Separate Account Charges 2 20% ........................             --       1.379                 --
    Separate Account Charges 2 25% ........................             --       1.192                 --
    Separate Account Charges 2 30% ........................         58,519       1.475             86,301
    Separate Account Charges 2 35% ........................             --       1.191                 --
    Separate Account Charges 2 40% ........................             --       1.177                 --
    Separate Account Charges 2 45% ........................             --       1.190                 --
    Separate Account Charges 2 50% ........................             --       1.470                 --
    Separate Account Charges 2 65% ........................             --       1.188                 --
    Separate Account Charges 2 60% ........................             --       1.176                 --
  Pioneer Fund VCT Portfolio - Class II Shares
    Separate Account Charges 1 55% ........................      5,446,731       1.324          7,213,495
    Separate Account Charges 1 60% ........................             --       1.239                 --
    Separate Account Charges 1 70% ........................        898,353       1.321          1,186,866
    Separate Account Charges 1 75% ........................        274,835       1.320            362,769
    Separate Account Charges 1 80% ........................             --       1.235                 --
    Separate Account Charges 1 90% ........................        464,083       1.317            611,078
    Separate Account Charges 1 95% ........................      1,915,952       1.316          2,520,500
    Separate Account Charges 2 00% ........................             --       1.231                 --

                                                                          DECEMBER 31, 2004
                                                               ------------------------------------------

                                                               ACCUMULATION     UNIT
                                                                   UNITS        VALUE         NET ASSETS
                                                               ------------   --------       ------------
Pioneer Variable Contracts Trust (continued)
  Pioneer Fund VCT Portfolio - Class II Shares (continued)
    Separate Account Charges 2 05% ........................            485    $  1.092       $        530
    Separate Account Charges 2 10% ........................      1,389,532       1.312          1,823,544
    Separate Account Charges 2 15% ........................         40,836       1.311             53,542
    Separate Account Charges 2 20% ........................             --       1.227                 --
    Separate Account Charges 2 25% ........................             --       1.103                 --
    Separate Account Charges 2 30% ........................      1,116,623       1.308          1,460,485
    Separate Account Charges 2 35% ........................             --       1.102                 --
    Separate Account Charges 2 40% ........................         10,959       1.090             11,946
    Separate Account Charges 2 45% ........................             --       1.101                 --
    Separate Account Charges 2 50% ........................        181,256       1.304            236,280
    Separate Account Charges 2 65% ........................             --       1.100                 --
    Separate Account Charges 2 60% ........................             --       1.089                 --
  Pioneer Growth Shares VCT Portfolio - Class II Shares
    Separate Account Charges 1 55% ........................      2,331,293       1.208          2,816,592
    Separate Account Charges 1 60% ........................             --       1.140                 --
    Separate Account Charges 1 70% ........................        381,352       1.205            459,624
    Separate Account Charges 1 75% ........................         52,133       1.204             62,776
    Separate Account Charges 1 80% ........................             --       1.136                 --
    Separate Account Charges 1 90% ........................        104,298       1.201            125,286
    Separate Account Charges 1 95% ........................        535,783       1.200            643,018
    Separate Account Charges 2 00% ........................             --       1.133                 --
    Separate Account Charges 2 05% ........................          8,076       1.083              8,747
    Separate Account Charges 2 10% ........................        548,642       1.197            656,858
    Separate Account Charges 2 15% ........................         20,367       1.196             24,362
    Separate Account Charges 2 20% ........................             --       1.129                 --
    Separate Account Charges 2 25% ........................             --       1.060                 --
    Separate Account Charges 2 30% ........................        300,139       1.193            358,143
    Separate Account Charges 2 35% ........................             --       1.059                 --
    Separate Account Charges 2 40% ........................             --       1.081                 --
    Separate Account Charges 2 45% ........................             --       1.058                 --
    Separate Account Charges 2 50% ........................         67,408       1.189             80,166
    Separate Account Charges 2 65% ........................             --       1.056                 --
    Separate Account Charges 2 60% ........................             --       1.080                 --
  Pioneer High Yield VCT Portfolio - Class II Shares
    Separate Account Charges 1 55% ........................      9,467,773       1.223         11,577,205
    Separate Account Charges 1 60% ........................             --       1.150                 --
    Separate Account Charges 1 70% ........................      3,139,370       1.220          3,829,491
    Separate Account Charges 1 75% ........................          3,241       1.219              3,950
    Separate Account Charges 1 80% ........................             --       1.146                 --
    Separate Account Charges 1 90% ........................      2,941,061       1.216          3,575,628
    Separate Account Charges 1 95% ........................      6,793,176       1.215          8,251,406
    Separate Account Charges 2 00% ........................             --       1.143                 --
    Separate Account Charges 2 05% ........................         15,044       1.087             16,350
    Separate Account Charges 2 10% ........................      2,487,816       1.212          3,014,524
    Separate Account Charges 2 15% ........................        453,688       1.211            549,240
    Separate Account Charges 2 20% ........................             --       1.139                 --
    Separate Account Charges 2 25% ........................             --       1.031                 --
    Separate Account Charges 2 30% ........................      1,714,187       1.208          2,070,184
    Separate Account Charges 2 35% ........................             --       1.030                 --
    Separate Account Charges 2 40% ........................             --       1.085                 --

                                                                          DECEMBER 31, 2004
                                                               ------------------------------------------

                                                               ACCUMULATION     UNIT
                                                                   UNITS        VALUE         NET ASSETS
                                                               ------------   --------       ------------
Pioneer Variable Contracts Trust (continued)
  Pioneer High Yield VCT Portfolio - Class II Shares (continued)
    Separate Account Charges 2 45% ........................             --    $  1.030       $         --
    Separate Account Charges 2 50% ........................      1,854,769       1.204          2,232,507
    Separate Account Charges 2 65% ........................             --       1.028                 --
    Separate Account Charges 2 60% ........................             --       1.084                 --
  Pioneer International Value VCT Portfolio - Class II Shares
    Separate Account Charges 1 55% ........................        783,818       1.504          1,178,663
    Separate Account Charges 1 60% ........................             --       1.400                 --
    Separate Account Charges 1 70% ........................         87,618       1.500            131,435
    Separate Account Charges 1 75% ........................             --       1.499                 --
    Separate Account Charges 1 80% ........................             --       1.396                 --
    Separate Account Charges 1 90% ........................         35,270       1.495             52,733
    Separate Account Charges 1 95% ........................        273,331       1.494            408,284
    Separate Account Charges 2 00% ........................             --       1.391                 --
    Separate Account Charges 2 05% ........................             --       1.172                 --
    Separate Account Charges 2 10% ........................        104,891       1.490            156,301
    Separate Account Charges 2 15% ........................          2,733       1.489              4,069
    Separate Account Charges 2 20% ........................             --       1.387                 --
    Separate Account Charges 2 25% ........................             --       1.180                 --
    Separate Account Charges 2 30% ........................        110,922       1.485            164,739
    Separate Account Charges 2 35% ........................             --       1.179                 --
    Separate Account Charges 2 40% ........................             --       1.170                 --
    Separate Account Charges 2 45% ........................             --       1.178                 --
    Separate Account Charges 2 50% ........................        196,101       1.480            290,272
    Separate Account Charges 2 65% ........................             --       1.176                 --
    Separate Account Charges 2 60% ........................             --       1.169                 --
  Pioneer Mid Cap Value VCT Portfolio - Class II Shares
    Separate Account Charges 1 55% ........................      1,605,103       1.587          2,547,223
    Separate Account Charges 1 60% ........................             --       1.443                 --
    Separate Account Charges 1 70% ........................        878,891       1.583          1,391,367
    Separate Account Charges 1 75% ........................        115,414       1.582            182,544
    Separate Account Charges 1 80% ........................             --       1.438                 --
    Separate Account Charges 1 90% ........................        311,747       1.578            491,874
    Separate Account Charges 1 95% ........................      1,190,408       1.576          1,876,527
    Separate Account Charges 2 00% ........................             --       1.434                 --
    Separate Account Charges 2 05% ........................          9,221       1.146             10,563
    Separate Account Charges 2 10% ........................        739,522       1.572          1,162,916
    Separate Account Charges 2 15% ........................         28,881       1.571             45,374
    Separate Account Charges 2 20% ........................         12,545       1.430             17,935
    Separate Account Charges 2 25% ........................             --       1.170                 --
    Separate Account Charges 2 30% ........................        711,316       1.567          1,114,825
    Separate Account Charges 2 35% ........................             --       1.169                 --
    Separate Account Charges 2 40% ........................             --       1.143                 --
    Separate Account Charges 2 45% ........................             --       1.168                 --
    Separate Account Charges 2 50% ........................        228,370       1.562            356,720
    Separate Account Charges 2 65% ........................             --       1.166                 --
    Separate Account Charges 2 60% ........................             --       1.142                 --

                                                                          DECEMBER 31, 2004
                                                               ------------------------------------------

                                                               ACCUMULATION     UNIT
                                                                   UNITS        VALUE         NET ASSETS
                                                               ------------   --------       ------------
Pioneer Variable Contracts Trust (continued)
  Pioneer Oak Ridge Large Cap Growth VCT Portfolio - Class II Shares
    Separate Account Charges 1 55% ........................         81,850    $  1.095       $     89,662
    Separate Account Charges 1 60% ........................             --       1.095                 --
    Separate Account Charges 1 70% ........................        114,677       1.094            125,472
    Separate Account Charges 1 75% ........................             --       1.094                 --
    Separate Account Charges 1 80% ........................             --       1.093                 --
    Separate Account Charges 1 90% ........................        189,326       1.092            206,820
    Separate Account Charges 1 95% ........................        692,709       1.092            756,409
    Separate Account Charges 2 00% ........................             --       1.092                 --
    Separate Account Charges 2 05% ........................          8,531       1.072              9,145
    Separate Account Charges 2 10% ........................        362,695       1.091            395,578
    Separate Account Charges 2 15% ........................             --       1.090                 --
    Separate Account Charges 2 20% ........................             --       1.090                 --
    Separate Account Charges 2 25% ........................             --       1.089                 --
    Separate Account Charges 2 30% ........................        223,102       1.089            242,943
    Separate Account Charges 2 35% ........................             --       1.088                 --
    Separate Account Charges 2 40% ........................             --       1.070                 --
    Separate Account Charges 2 45% ........................             --       1.088                 --
    Separate Account Charges 2 50% ........................          5,482       1.087              5,961
    Separate Account Charges 2 65% ........................             --       1.086                 --
    Separate Account Charges 2 60% ........................             --       1.069                 --
  Pioneer Papp America-Pacific Rim Fund VCT - Class II Shares
    Separate Account Charges 1 55% ........................        119,864       1.002            120,053
    Separate Account Charges 1 60% ........................             --       1.001                 --
    Separate Account Charges 1 70% ........................          9,001       1.000              9,004
    Separate Account Charges 1 75% ........................            907       1.000                907
    Separate Account Charges 1 80% ........................             --       1.000                 --
    Separate Account Charges 1 90% ........................         55,303       0.999             55,237
    Separate Account Charges 1 95% ........................        214,850       0.998            214,508
    Separate Account Charges 2 00% ........................             --       0.998                 --
    Separate Account Charges 2 05% ........................         11,999       0.994             11,924
    Separate Account Charges 2 10% ........................        178,298       0.997            177,801
    Separate Account Charges 2 15% ........................             --       0.997                 --
    Separate Account Charges 2 20% ........................             --       0.996                 --
    Separate Account Charges 2 25% ........................             --       0.996                 --
    Separate Account Charges 2 30% ........................         41,346       0.996             41,165
    Separate Account Charges 2 35% ........................             --       0.995                 --
    Separate Account Charges 2 40% ........................             --       0.992                 --
    Separate Account Charges 2 45% ........................             --       0.994                 --
    Separate Account Charges 2 50% ........................          5,891       0.994              5,856
    Separate Account Charges 2 65% ........................             --       0.993                 --
    Separate Account Charges 2 60% ........................             --       0.991                 --
  Pioneer Papp Small & Mid Cap Growth VCT Portfolio - Class II Shares
    Separate Account Charges 1 55% ........................        105,467       1.074            113,238
    Separate Account Charges 1 60% ........................             --       1.073                 --
    Separate Account Charges 1 70% ........................        224,858       1.072            241,138
    Separate Account Charges 1 75% ........................             --       1.072                 --
    Separate Account Charges 1 80% ........................             --       1.072                 --
    Separate Account Charges 1 90% ........................         53,769       1.071             57,571
    Separate Account Charges 1 95% ........................        264,209       1.070            282,776
    Separate Account Charges 2 00% ........................             --       1.070                 --

                                                                          DECEMBER 31, 2004
                                                               ------------------------------------------

                                                               ACCUMULATION     UNIT
                                                                   UNITS        VALUE         NET ASSETS
                                                               ------------   --------       ------------
Pioneer Variable Contracts Trust (continued)
  Pioneer Papp Small & Mid Cap Growth VCT Portfolio - Class II Shares (continued)
    Separate Account Charges 2 05% ........................            525    $  1.012       $        532
    Separate Account Charges 2 10% ........................        189,758       1.069            202,852
    Separate Account Charges 2 15% ........................             --       1.069                 --
    Separate Account Charges 2 20% ........................             --       1.068                 --
    Separate Account Charges 2 25% ........................             --       1.068                 --
    Separate Account Charges 2 30% ........................         37,777       1.067             40,320
    Separate Account Charges 2 35% ........................             --       1.067                 --
    Separate Account Charges 2 40% ........................             --       1.010                 --
    Separate Account Charges 2 45% ........................             --       1.066                 --
    Separate Account Charges 2 50% ........................          4,247       1.066              4,526
    Separate Account Charges 2 65% ........................             --       1.064                 --
    Separate Account Charges 2 60% ........................             --       1.009                 --
  Pioneer Real Estate Shares VCT Portfolio - Class II Shares
    Separate Account Charges 1 55% ........................      1,259,415       1.681          2,117,221
    Separate Account Charges 1 60% ........................             --       1.618                 --
    Separate Account Charges 1 70% ........................        592,545       1.677            993,713
    Separate Account Charges 1 75% ........................          7,117       1.675             11,925
    Separate Account Charges 1 80% ........................             --       1.613                 --
    Separate Account Charges 1 90% ........................        123,816       1.671            206,953
    Separate Account Charges 1 95% ........................        885,875       1.670          1,479,364
    Separate Account Charges 2 00% ........................             --       1.608                 --
    Separate Account Charges 2 05% ........................          2,561       1.310              3,356
    Separate Account Charges 2 10% ........................        613,969       1.666          1,022,807
    Separate Account Charges 2 15% ........................        140,554       1.664            233,934
    Separate Account Charges 2 20% ........................            788       1.603              1,264
    Separate Account Charges 2 25% ........................             --       1.240                 --
    Separate Account Charges 2 30% ........................        221,119       1.660            367,133
    Separate Account Charges 2 35% ........................             --       1.239                 --
    Separate Account Charges 2 40% ........................             --       1.308                 --
    Separate Account Charges 2 45% ........................             --       1.238                 --
    Separate Account Charges 2 50% ........................        103,951       1.655            172,021
    Separate Account Charges 2 65% ........................             --       1.236                 --
    Separate Account Charges 2 60% ........................             --       1.306                 --
  Pioneer Small Cap Value VCT Portfolio - Class II Shares
    Separate Account Charges 1 55% ........................      1,244,840       1.599          1,990,665
    Separate Account Charges 1 60% ........................             --       1.429                 --
    Separate Account Charges 1 70% ........................        502,427       1.595            801,501
    Separate Account Charges 1 75% ........................         15,544       1.594             24,775
    Separate Account Charges 1 80% ........................             --       1.425                 --
    Separate Account Charges 1 90% ........................        178,822       1.590            284,320
    Separate Account Charges 1 95% ........................        627,246       1.588            996,391
    Separate Account Charges 2 00% ........................             --       1.420                 --
    Separate Account Charges 2 05% ........................             --       1.156                 --
    Separate Account Charges 2 10% ........................        410,789       1.585            650,962
    Separate Account Charges 2 15% ........................         76,513       1.583            121,138
    Separate Account Charges 2 20% ........................             --       1.416                 --
    Separate Account Charges 2 25% ........................             --       1.137                 --
    Separate Account Charges 2 30% ........................        450,978       1.579            712,275
    Separate Account Charges 2 35% ........................             --       1.136                 --
    Separate Account Charges 2 40% ........................             --       1.154                 --

                                                                          DECEMBER 31, 2004
                                                               ------------------------------------------

                                                               ACCUMULATION     UNIT
                                                                   UNITS        VALUE         NET ASSETS
                                                               ------------   --------       ------------
Pioneer Variable Contracts Trust (continued)
  Pioneer Small Cap Value VCT Portfolio - Class II Shares (continued)
    Separate Account Charges 2 45% ........................             --    $  1.135       $         --
    Separate Account Charges 2 50% ........................        215,985       1.574            339,992
    Separate Account Charges 2 65% ........................             --       1.133                 --
    Separate Account Charges 2 60% ........................             --       1.152                 --
  Pioneer Small Company VCT Portfolio - Class II Shares
    Separate Account Charges 1 55% ........................        172,385       1.433            246,973
    Separate Account Charges 1 60% ........................             --       1.310                 --
    Separate Account Charges 1 70% ........................         39,830       1.429             56,925
    Separate Account Charges 1 75% ........................             --       1.428                 --
    Separate Account Charges 1 80% ........................             --       1.307                 --
    Separate Account Charges 1 90% ........................         69,632       1.424             99,187
    Separate Account Charges 1 95% ........................        281,934       1.423            401,235
    Separate Account Charges 2 00% ........................             --       1.303                 --
    Separate Account Charges 2 05% ........................             --       1.110                 --
    Separate Account Charges 2 10% ........................        242,393       1.420            344,128
    Separate Account Charges 2 15% ........................          1,597       1.418              2,266
    Separate Account Charges 2 20% ........................             --       1.299                 --
    Separate Account Charges 2 25% ........................             --       1.089                 --
    Separate Account Charges 2 30% ........................         58,833       1.415             83,248
    Separate Account Charges 2 35% ........................             --       1.088                 --
    Separate Account Charges 2 40% ........................             --       1.108                 --
    Separate Account Charges 2 45% ........................             --       1.087                 --
    Separate Account Charges 2 50% ........................          4,504       1.410              6,351
    Separate Account Charges 2 65% ........................             --       1.086                 --
    Separate Account Charges 2 60% ........................             --       1.106                 --
  Pioneer Strategic Income VCT Portfolio - Class II Shares
    Separate Account Charges 1 55% ........................      3,133,139       1.179          3,694,661
    Separate Account Charges 1 60% ........................             --       1.133                 --
    Separate Account Charges 1 70% ........................        912,147       1.176          1,073,006
    Separate Account Charges 1 75% ........................         53,815       1.175             63,249
    Separate Account Charges 1 80% ........................             --       1.130                 --
    Separate Account Charges 1 90% ........................        664,723       1.172            779,350
    Separate Account Charges 1 95% ........................      2,035,738       1.171          2,384,606
    Separate Account Charges 2 00% ........................             --       1.127                 --
    Separate Account Charges 2 05% ........................         23,582       1.100             25,945
    Separate Account Charges 2 10% ........................      1,103,963       1.169          1,290,028
    Separate Account Charges 2 15% ........................         90,059       1.167            105,141
    Separate Account Charges 2 20% ........................         16,936       1.123             19,023
    Separate Account Charges 2 25% ........................             --       1.058                 --
    Separate Account Charges 2 30% ........................      1,094,532       1.165          1,274,733
    Separate Account Charges 2 35% ........................             --       1.057                 --
    Separate Account Charges 2 40% ........................         10,612       1.098             11,653
    Separate Account Charges 2 45% ........................             --       1.056                 --
    Separate Account Charges 2 50% ........................        226,037       1.161            262,378
    Separate Account Charges 2 65% ........................             --       1.055                 --
    Separate Account Charges 2 60% ........................             --       1.097                 --

                                                                          DECEMBER 31, 2004
                                                               ------------------------------------------

                                                               ACCUMULATION     UNIT
                                                                   UNITS        VALUE         NET ASSETS
                                                               ------------   --------       ------------
Pioneer Variable Contracts Trust (continued)
  Pioneer Value VCT Portfolio - Class II Shares
    Separate Account Charges 1 55% ........................      1,531,084    $  1.307       $  2,001,072
    Separate Account Charges 1 60% ........................             --       1.230                 --
    Separate Account Charges 1 70% ........................        133,776       1.304            174,417
    Separate Account Charges 1 75% ........................         14,367       1.303             18,715
    Separate Account Charges 1 80% ........................             --       1.227                 --
    Separate Account Charges 1 90% ........................        175,065       1.299            227,491
    Separate Account Charges 1 95% ........................        822,152       1.298          1,067,375
    Separate Account Charges 2 00% ........................             --       1.223                 --
    Separate Account Charges 2 05% ........................         12,050       1.088             13,111
    Separate Account Charges 2 10% ........................        546,256       1.295            707,472
    Separate Account Charges 2 15% ........................         36,753       1.294             47,556
    Separate Account Charges 2 20% ........................             --       1.219                 --
    Separate Account Charges 2 25% ........................             --       1.088                 --
    Separate Account Charges 2 30% ........................        314,440       1.291            405,889
    Separate Account Charges 2 35% ........................             --       1.087                 --
    Separate Account Charges 2 40% ........................          7,336       1.086              7,967
    Separate Account Charges 2 45% ........................             --       1.086                 --
    Separate Account Charges 2 50% ........................         65,866       1.287             84,738
    Separate Account Charges 2 65% ........................             --       1.084                 --
    Separate Account Charges 2 60% ........................             --       1.085                 --

Putnam Variable Trust
  Putnam VT International Equity Fund - Class IB Shares
    Separate Account Charges 1 55% ........................         19,018       1.480             28,145
    Separate Account Charges 1 60% ........................             --       1.354                 --
    Separate Account Charges 1 70% ........................             --       1.476                 --
    Separate Account Charges 1 75% ........................             --       1.475                 --
    Separate Account Charges 1 80% ........................             --       1.350                 --
    Separate Account Charges 1 90% ........................          9,410       1.471             13,846
    Separate Account Charges 1 95% ........................         65,344       1.470             96,060
    Separate Account Charges 2 00% ........................             --       1.346                 --
    Separate Account Charges 2 05% ........................             --       1.161                 --
    Separate Account Charges 2 10% ........................         54,768       1.466             80,315
    Separate Account Charges 2 15% ........................             --       1.465                 --
    Separate Account Charges 2 20% ........................             --       1.342                 --
    Separate Account Charges 2 25% ........................             --       1.150                 --
    Separate Account Charges 2 30% ........................         32,424       1.462             47,390
    Separate Account Charges 2 35% ........................             --       1.149                 --
    Separate Account Charges 2 40% ........................             --       1.159                 --
    Separate Account Charges 2 45% ........................             --       1.148                 --
    Separate Account Charges 2 50% ........................             --       1.457                 --
    Separate Account Charges 2 65% ........................             --       1.147                 --
    Separate Account Charges 2 60% ........................             --       1.157                 --

                                                                          DECEMBER 31, 2004
                                                               ------------------------------------------

                                                               ACCUMULATION     UNIT
                                                                   UNITS        VALUE         NET ASSETS
                                                               ------------   --------       ------------
Putnam Variable Trust (continued)
  Putnam VT Small Cap Value Fund - Class IB Shares
    Separate Account Charges 1 55% ........................        613,689    $  1.777       $  1,090,510
    Separate Account Charges 1 60% ........................             --       1.589                 --
    Separate Account Charges 1 70% ........................        219,780       1.773            389,592
    Separate Account Charges 1 75% ........................             --       1.771                 --
    Separate Account Charges 1 80% ........................             --       1.584                 --
    Separate Account Charges 1 90% ........................         12,282       1.767             21,699
    Separate Account Charges 1 95% ........................        925,067       1.765          1,632,849
    Separate Account Charges 2 00% ........................             --       1.579                 --
    Separate Account Charges 2 05% ........................         39,445       1.195             47,135
    Separate Account Charges 2 10% ........................        310,643       1.761            546,981
    Separate Account Charges 2 15% ........................             --       1.759                 --
    Separate Account Charges 2 20% ........................             --       1.574                 --
    Separate Account Charges 2 25% ........................             --       1.180                 --
    Separate Account Charges 2 30% ........................         41,814       1.755             73,380
    Separate Account Charges 2 35% ........................             --       1.179                 --
    Separate Account Charges 2 40% ........................             --       1.193                 --
    Separate Account Charges 2 45% ........................             --       1.178                 --
    Separate Account Charges 2 50% ........................         10,679       1.749             18,678
    Separate Account Charges 2 65% ........................             --       1.176                 --
    Separate Account Charges 2 60% ........................             --       1.191                 --

Salomon Brothers Variable Series Funds Inc.
  All Cap Fund - Class I
    Separate Account Charges 1 55% ........................        496,975       1.398            694,611
    Separate Account Charges 1 60% ........................             --       1.264                 --
    Separate Account Charges 1 70% ........................        209,148       1.394            291,612
    Separate Account Charges 1 75% ........................          3,212       1.393              4,474
    Separate Account Charges 1 80% ........................             --       1.260                 --
    Separate Account Charges 1 90% ........................         16,890       1.390             23,471
    Separate Account Charges 1 95% ........................        528,954       1.388            734,371
    Separate Account Charges 2 00% ........................             --       1.257                 --
    Separate Account Charges 2 05% ........................         24,972       1.059             26,442
    Separate Account Charges 2 10% ........................        420,474       1.385            582,340
    Separate Account Charges 2 15% ........................             --       1.384                 --
    Separate Account Charges 2 20% ........................          2,192       1.253              2,746
    Separate Account Charges 2 25% ........................             --       1.053                 --
    Separate Account Charges 2 30% ........................        137,219       1.380            189,407
    Separate Account Charges 2 35% ........................             --       1.052                 --
    Separate Account Charges 2 40% ........................             --       1.057                 --
    Separate Account Charges 2 45% ........................             --       1.051                 --
    Separate Account Charges 2 50% ........................          7,447       1.376             10,246
    Separate Account Charges 2 65% ........................             --       1.050                 --
    Separate Account Charges 2 60% ........................             --       1.056                 --
  Investors Fund - Class I
    Separate Account Charges 1 55% ........................        243,439       1.385            337,062
    Separate Account Charges 1 60% ........................             --       1.239                 --
    Separate Account Charges 1 70% ........................        156,982       1.381            216,829
    Separate Account Charges 1 75% ........................          8,333       1.380             11,499
    Separate Account Charges 1 80% ........................             --       1.235                 --
    Separate Account Charges 1 90% ........................          5,288       1.377              7,280

                                                                          DECEMBER 31, 2004
                                                               ------------------------------------------

                                                               ACCUMULATION     UNIT
                                                                   UNITS        VALUE         NET ASSETS
                                                               ------------   --------       ------------
Salomon Brothers Variable Series Funds Inc. (continued)
  Investors Fund - Class I (continued)
    Separate Account Charges 1 95% ........................        574,114    $  1.375       $    789,604
    Separate Account Charges 2 00% ........................             --       1.232                 --
    Separate Account Charges 2 05% ........................             --       1.081                 --
    Separate Account Charges 2 10% ........................        157,272       1.372            215,776
    Separate Account Charges 2 15% ........................         13,020       1.371             17,847
    Separate Account Charges 2 20% ........................         30,144       1.228             37,016
    Separate Account Charges 2 25% ........................             --       1.068                 --
    Separate Account Charges 2 30% ........................        217,762       1.367            297,769
    Separate Account Charges 2 35% ........................             --       1.067                 --
    Separate Account Charges 2 40% ........................             --       1.079                 --
    Separate Account Charges 2 45% ........................             --       1.067                 --
    Separate Account Charges 2 50% ........................          8,318       1.363             11,336
    Separate Account Charges 2 65% ........................             --       1.065                 --
    Separate Account Charges 2 60% ........................             --       1.078                 --
  Large Cap Growth Fund - Class I
    Separate Account Charges 1 55% ........................        439,647       1.295            569,177
    Separate Account Charges 1 60% ........................             --       1.172                 --
    Separate Account Charges 1 70% ........................        150,787       1.291            194,739
    Separate Account Charges 1 75% ........................             --       1.290                 --
    Separate Account Charges 1 80% ........................             --       1.169                 --
    Separate Account Charges 1 90% ........................         30,983       1.287             39,880
    Separate Account Charges 1 95% ........................        675,074       1.286            868,138
    Separate Account Charges 2 00% ........................             --       1.165                 --
    Separate Account Charges 2 05% ........................         22,153       0.992             21,981
    Separate Account Charges 2 10% ........................        280,154       1.283            359,397
    Separate Account Charges 2 15% ........................          3,511       1.282              4,501
    Separate Account Charges 2 20% ........................         34,992       1.161             40,642
    Separate Account Charges 2 25% ........................             --       1.004                 --
    Separate Account Charges 2 30% ........................         69,869       1.279             89,333
    Separate Account Charges 2 35% ........................             --       1.003                 --
    Separate Account Charges 2 40% ........................             --       0.990                 --
    Separate Account Charges 2 45% ........................             --       1.002                 --
    Separate Account Charges 2 50% ........................          5,059       1.274              6,447
    Separate Account Charges 2 65% ........................             --       1.000                 --
    Separate Account Charges 2 60% ........................             --       0.989                 --
  Small Cap Growth Fund - Class I
    Separate Account Charges 1 55% ........................        316,142       1.621            512,409
    Separate Account Charges 1 60% ........................             --       1.449                 --
    Separate Account Charges 1 70% ........................        191,713       1.617            309,975
    Separate Account Charges 1 75% ........................             --       1.615                 --
    Separate Account Charges 1 80% ........................             --       1.445                 --
    Separate Account Charges 1 90% ........................         17,682       1.611             28,493
    Separate Account Charges 1 95% ........................        640,938       1.610          1,031,902
    Separate Account Charges 2 00% ........................             --       1.440                 --
    Separate Account Charges 2 05% ........................         16,941       1.168             19,786
    Separate Account Charges 2 10% ........................        530,519       1.606            852,059
    Separate Account Charges 2 15% ........................             --       1.605                 --
    Separate Account Charges 2 20% ........................         19,413       1.436             27,877
    Separate Account Charges 2 25% ........................             --       1.120                 --
    Separate Account Charges 2 30% ........................        253,711       1.601            406,119

                                                                          DECEMBER 31, 2004
                                                               ------------------------------------------

                                                               ACCUMULATION     UNIT
                                                                   UNITS        VALUE         NET ASSETS
                                                               ------------   --------       ------------
Salomon Brothers Variable Series Funds Inc. (continued)
  Small Cap Growth Fund - Class I (continued)
    Separate Account Charges 2 35% ........................             --    $  1.119       $         --
    Separate Account Charges 2 40% ........................             --       1.166                 --
    Separate Account Charges 2 45% ........................             --       1.118                 --
    Separate Account Charges 2 50% ........................             --       1.595                 --
    Separate Account Charges 2 65% ........................             --       1.116                 --
    Separate Account Charges 2 60% ........................             --       1.164                 --
  Total Return Fund - Class II
    Separate Account Charges 1 55% ........................      1,554,939       1.191          1,851,460
    Separate Account Charges 1 60% ........................             --       1.127                 --
    Separate Account Charges 1 70% ........................        417,429       1.188            495,827
    Separate Account Charges 1 75% ........................         29,299       1.187             34,770
    Separate Account Charges 1 80% ........................             --       1.124                 --
    Separate Account Charges 1 90% ........................        205,488       1.184            243,266
    Separate Account Charges 1 95% ........................        446,590       1.183            528,215
    Separate Account Charges 2 00% ........................             --       1.120                 --
    Separate Account Charges 2 05% ........................             --       1.055                 --
    Separate Account Charges 2 10% ........................        455,008       1.180            536,864
    Separate Account Charges 2 15% ........................         69,791       1.179             82,272
    Separate Account Charges 2 20% ........................             --       1.117                 --
    Separate Account Charges 2 25% ........................             --       1.044                 --
    Separate Account Charges 2 30% ........................        136,568       1.176            160,599
    Separate Account Charges 2 35% ........................             --       1.044                 --
    Separate Account Charges 2 40% ........................             --       1.053                 --
    Separate Account Charges 2 45% ........................             --       1.043                 --
    Separate Account Charges 2 50% ........................        197,526       1.172            231,511
    Separate Account Charges 2 65% ........................             --       1.041                 --
    Separate Account Charges 2 60% ........................             --       1.052                 --

Scudder Investments VIT Funds
  Scudder Real Estate Securities Portfolio - Class B
    Separate Account Charges 1 55% ........................        416,570       1.501            625,486
    Separate Account Charges 1 60% ........................             --       1.500                 --
    Separate Account Charges 1 70% ........................        241,279       1.498            361,437
    Separate Account Charges 1 75% ........................             --       1.497                 --
    Separate Account Charges 1 80% ........................             --       1.496                 --
    Separate Account Charges 1 90% ........................         52,351       1.493             78,179
    Separate Account Charges 1 95% ........................        590,989       1.492            881,855
    Separate Account Charges 2 00% ........................          5,292       1.491              7,891
    Separate Account Charges 2 05% ........................             --       1.283                 --
    Separate Account Charges 2 10% ........................        545,673       1.489            812,334
    Separate Account Charges 2 15% ........................             --       1.487                 --
    Separate Account Charges 2 20% ........................             --       1.486                 --
    Separate Account Charges 2 25% ........................         73,241       1.213             88,834
    Separate Account Charges 2 30% ........................        285,102       1.484            423,109
    Separate Account Charges 2 35% ........................             --       1.212                 --
    Separate Account Charges 2 40% ........................             --       1.281                 --
    Separate Account Charges 2 45% ........................        103,814       1.211            125,715
    Separate Account Charges 2 50% ........................         22,484       1.479             33,263
    Separate Account Charges 2 65% ........................         63,171       1.209             76,376
    Separate Account Charges 2 60% ........................             --       1.279                 --

                                                                          DECEMBER 31, 2004
                                                               ------------------------------------------

                                                               ACCUMULATION     UNIT
                                                                   UNITS        VALUE         NET ASSETS
                                                               ------------   --------       ------------
Scudder Investments VIT Funds (continued)
Scudder Variable Series I
  21st Century Growth Portfolio - Class B
    Separate Account Charges 1 55% ........................         98,041    $  1.231       $    120,663
    Separate Account Charges 1 60% ........................             --       1.230                 --
    Separate Account Charges 1 70% ........................         51,695       1.228             63,475
    Separate Account Charges 1 75% ........................             --       1.227                 --
    Separate Account Charges 1 80% ........................             --       1.226                 --
    Separate Account Charges 1 90% ........................         13,285       1.224             16,262
    Separate Account Charges 1 95% ........................         62,755       1.223             76,755
    Separate Account Charges 2 00% ........................          4,201       1.222              5,134
    Separate Account Charges 2 05% ........................             --       1.078                 --
    Separate Account Charges 2 10% ........................        108,324       1.220            132,180
    Separate Account Charges 2 15% ........................            736       1.219                897
    Separate Account Charges 2 20% ........................             --       1.218                 --
    Separate Account Charges 2 25% ........................             --       1.068                 --
    Separate Account Charges 2 30% ........................         20,635       1.216             25,102
    Separate Account Charges 2 35% ........................             --       1.067                 --
    Separate Account Charges 2 40% ........................             --       1.076                 --
    Separate Account Charges 2 45% ........................         15,103       1.067             16,108
    Separate Account Charges 2 50% ........................          1,644       1.213              1,993
    Separate Account Charges 2 65% ........................         47,496       1.065             50,576
    Separate Account Charges 2 60% ........................             --       1.074                 --
  Capital Growth Portfolio - Class B
    Separate Account Charges 1 55% ........................        285,640       1.184            338,066
    Separate Account Charges 1 60% ........................             --       1.183                 --
    Separate Account Charges 1 70% ........................         47,800       1.181             56,441
    Separate Account Charges 1 75% ........................             --       1.180                 --
    Separate Account Charges 1 80% ........................             --       1.179                 --
    Separate Account Charges 1 90% ........................         40,798       1.177             48,023
    Separate Account Charges 1 95% ........................        449,537       1.176            528,733
    Separate Account Charges 2 00% ........................             --       1.175                 --
    Separate Account Charges 2 05% ........................             --       1.040                 --
    Separate Account Charges 2 10% ........................        371,652       1.173            436,106
    Separate Account Charges 2 15% ........................          1,386       1.173              1,625
    Separate Account Charges 2 20% ........................             --       1.172                 --
    Separate Account Charges 2 25% ........................         19,922       1.056             21,048
    Separate Account Charges 2 30% ........................          8,270       1.170              9,674
    Separate Account Charges 2 35% ........................             --       1.056                 --
    Separate Account Charges 2 40% ........................             --       1.038                 --
    Separate Account Charges 2 45% ........................         12,050       1.055             12,711
    Separate Account Charges 2 50% ........................            685       1.166                799
    Separate Account Charges 2 65% ........................        126,915       1.053            133,661
    Separate Account Charges 2 60% ........................             --       1.037                 --
  Global Discovery Portfolio - Class B
    Separate Account Charges 1 55% ........................        132,423       1.523            201,649
    Separate Account Charges 1 60% ........................             --       1.521                 --
    Separate Account Charges 1 70% ........................        109,539       1.519            166,412
    Separate Account Charges 1 75% ........................             --       1.518                 --
    Separate Account Charges 1 80% ........................             --       1.517                 --
    Separate Account Charges 1 90% ........................         86,355       1.514            130,782
    Separate Account Charges 1 95% ........................        325,875       1.513            493,146

                                                                          DECEMBER 31, 2004
                                                               ------------------------------------------

                                                               ACCUMULATION     UNIT
                                                                   UNITS        VALUE         NET ASSETS
                                                               ------------   --------       ------------
Scudder Variable Series I (continued)
  Global Discovery Portfolio - Class B (continued)
    Separate Account Charges 2 00% ........................          3,462    $  1.512       $      5,234
    Separate Account Charges 2 05% ........................             --       1.183                 --
    Separate Account Charges 2 10% ........................        243,413       1.510            367,496
    Separate Account Charges 2 15% ........................            600       1.508                905
    Separate Account Charges 2 20% ........................             --       1.507                 --
    Separate Account Charges 2 25% ........................         95,211       1.197            113,931
    Separate Account Charges 2 30% ........................         92,650       1.505            139,442
    Separate Account Charges 2 35% ........................             --       1.196                 --
    Separate Account Charges 2 40% ........................             --       1.181                 --
    Separate Account Charges 2 45% ........................         33,035       1.195             39,467
    Separate Account Charges 2 50% ........................             --       1.500                 --
    Separate Account Charges 2 65% ........................          3,201       1.193              3,818
    Separate Account Charges 2 60% ........................             --       1.179                 --
  Growth and Income Portfolio - Class B
    Separate Account Charges 1 55% ........................        172,071       1.222            210,197
    Separate Account Charges 1 60% ........................             --       1.221                 --
    Separate Account Charges 1 70% ........................        177,522       1.219            216,349
    Separate Account Charges 1 75% ........................             --       1.218                 --
    Separate Account Charges 1 80% ........................             --       1.217                 --
    Separate Account Charges 1 90% ........................         60,808       1.215             73,876
    Separate Account Charges 1 95% ........................        416,167       1.214            505,211
    Separate Account Charges 2 00% ........................          4,220       1.213              5,119
    Separate Account Charges 2 05% ........................             --       1.067                 --
    Separate Account Charges 2 10% ........................        192,731       1.211            233,421
    Separate Account Charges 2 15% ........................          1,374       1.210              1,663
    Separate Account Charges 2 20% ........................             --       1.209                 --
    Separate Account Charges 2 25% ........................        385,298       1.082            416,962
    Separate Account Charges 2 30% ........................        202,699       1.207            244,730
    Separate Account Charges 2 35% ........................             --       1.081                 --
    Separate Account Charges 2 40% ........................             --       1.065                 --
    Separate Account Charges 2 45% ........................         94,000       1.080            101,562
    Separate Account Charges 2 50% ........................         18,875       1.204             22,718
    Separate Account Charges 2 65% ........................         12,452       1.079             13,433
    Separate Account Charges 2 60% ........................             --       1.064                 --
  Health Sciences Portfolio - Class B
    Separate Account Charges 1 55% ........................         64,549       1.210             78,087
    Separate Account Charges 1 60% ........................             --       1.209                 --
    Separate Account Charges 1 70% ........................         37,089       1.207             44,764
    Separate Account Charges 1 75% ........................             --       1.206                 --
    Separate Account Charges 1 80% ........................             --       1.205                 --
    Separate Account Charges 1 90% ........................         82,582       1.203             99,359
    Separate Account Charges 1 95% ........................        503,383       1.202            605,167
    Separate Account Charges 2 00% ........................             --       1.201                 --
    Separate Account Charges 2 05% ........................             --       1.047                 --
    Separate Account Charges 2 10% ........................        359,518       1.199            431,209
    Separate Account Charges 2 15% ........................             --       1.198                 --
    Separate Account Charges 2 20% ........................             --       1.198                 --
    Separate Account Charges 2 25% ........................         54,309       1.040             56,476
    Separate Account Charges 2 30% ........................        217,098       1.196            259,574
    Separate Account Charges 2 35% ........................             --       1.039                 --

                                                                          DECEMBER 31, 2004
                                                               ------------------------------------------

                                                               ACCUMULATION     UNIT
                                                                   UNITS        VALUE         NET ASSETS
                                                               ------------   --------       ------------
Scudder Variable Series I (continued)
  Health Sciences Portfolio - Class B (continued)
    Separate Account Charges 2 40% ........................             --    $  1.045       $         --
    Separate Account Charges 2 45% ........................         45,737       1.038             47,488
    Separate Account Charges 2 50% ........................         19,645       1.192             23,415
    Separate Account Charges 2 65% ........................         34,237       1.037             35,490
    Separate Account Charges 2 60% ........................             --       1.044                 --
  International Portfolio - Class B
    Separate Account Charges 1 55% ........................        344,755       1.359            468,512
    Separate Account Charges 1 60% ........................             --       1.358                 --
    Separate Account Charges 1 70% ........................         98,899       1.356            134,087
    Separate Account Charges 1 75% ........................             --       1.355                 --
    Separate Account Charges 1 80% ........................             --       1.354                 --
    Separate Account Charges 1 90% ........................         68,664       1.352             92,804
    Separate Account Charges 1 95% ........................        286,988       1.350            387,577
    Separate Account Charges 2 00% ........................             --       1.349                 --
    Separate Account Charges 2 05% ........................             --       1.156                 --
    Separate Account Charges 2 10% ........................        349,283       1.347            470,613
    Separate Account Charges 2 15% ........................          9,760       1.346             13,139
    Separate Account Charges 2 20% ........................             --       1.345                 --
    Separate Account Charges 2 25% ........................         18,490       1.139             21,061
    Separate Account Charges 2 30% ........................        125,614       1.343            168,718
    Separate Account Charges 2 35% ........................             --       1.138                 --
    Separate Account Charges 2 40% ........................             --       1.154                 --
    Separate Account Charges 2 45% ........................         12,744       1.137             14,493
    Separate Account Charges 2 50% ........................         29,798       1.339             39,899
    Separate Account Charges 2 65% ........................        192,174       1.135            218,206
    Separate Account Charges 2 60% ........................             --       1.152                 --

Scudder Variable Series II
  Scudder Aggressive Growth Portfolio - Class B
    Separate Account Charges 1 55% ........................         31,440       1.191             37,440
    Separate Account Charges 1 60% ........................             --       1.190                 --
    Separate Account Charges 1 70% ........................         22,362       1.188             26,568
    Separate Account Charges 1 75% ........................             --       1.187                 --
    Separate Account Charges 1 80% ........................             --       1.186                 --
    Separate Account Charges 1 90% ........................         21,757       1.184             25,768
    Separate Account Charges 1 95% ........................         55,306       1.183             65,450
    Separate Account Charges 2 00% ........................             --       1.183                 --
    Separate Account Charges 2 05% ........................             --       1.066                 --
    Separate Account Charges 2 10% ........................        123,265       1.181            145,535
    Separate Account Charges 2 15% ........................            713       1.180                842
    Separate Account Charges 2 20% ........................             --       1.179                 --
    Separate Account Charges 2 25% ........................             --       1.045                 --
    Separate Account Charges 2 30% ........................          2,317       1.177              2,728
    Separate Account Charges 2 35% ........................             --       1.045                 --
    Separate Account Charges 2 40% ........................             --       1.064                 --
    Separate Account Charges 2 45% ........................             --       1.044                 --
    Separate Account Charges 2 50% ........................             --       1.173                 --
    Separate Account Charges 2 65% ........................         45,980       1.042             47,918
    Separate Account Charges 2 60% ........................             --       1.063                 --

                                                                          DECEMBER 31, 2004
                                                               ------------------------------------------

                                                               ACCUMULATION     UNIT
                                                                   UNITS        VALUE         NET ASSETS
                                                               ------------   --------       ------------
Scudder Variable Series II (continued)
  Scudder Blue Chip Portfolio - Class B
    Separate Account Charges 1 55% ........................        283,119    $  1.318       $    373,097
    Separate Account Charges 1 60% ........................             --       1.317                 --
    Separate Account Charges 1 70% ........................        149,561       1.315            196,632
    Separate Account Charges 1 75% ........................             --       1.314                 --
    Separate Account Charges 1 80% ........................             --       1.313                 --
    Separate Account Charges 1 90% ........................         43,677       1.311             57,244
    Separate Account Charges 1 95% ........................        507,296       1.310            664,362
    Separate Account Charges 2 00% ........................             --       1.309                 --
    Separate Account Charges 2 05% ........................             --       1.095                 --
    Separate Account Charges 2 10% ........................        553,581       1.307            723,285
    Separate Account Charges 2 15% ........................         44,567       1.306             58,184
    Separate Account Charges 2 20% ........................             --       1.304                 --
    Separate Account Charges 2 25% ........................        102,211       1.112            113,706
    Separate Account Charges 2 30% ........................        247,147       1.302            321,902
    Separate Account Charges 2 35% ........................             --       1.112                 --
    Separate Account Charges 2 40% ........................             --       1.093                 --
    Separate Account Charges 2 45% ........................        304,228       1.111            337,903
    Separate Account Charges 2 50% ........................         32,956       1.298             42,790
    Separate Account Charges 2 65% ........................         61,768       1.109             68,496
    Separate Account Charges 2 60% ........................             --       1.092                 --
  Scudder Conservative Income Strategy Portfolio - Class B
    Separate Account Charges 1 55% ........................             --       1.043                 --
    Separate Account Charges 1 60% ........................             --       1.043                 --
    Separate Account Charges 1 70% ........................          1,638       1.042              1,708
    Separate Account Charges 1 75% ........................             --       1.042                 --
    Separate Account Charges 1 80% ........................             --       1.042                 --
    Separate Account Charges 1 90% ........................             --       1.042                 --
    Separate Account Charges 1 95% ........................         20,862       1.041             21,725
    Separate Account Charges 2 00% ........................             --       1.041                 --
    Separate Account Charges 2 05% ........................             --       1.041                 --
    Separate Account Charges 2 10% ........................         33,601       1.041             34,971
    Separate Account Charges 2 15% ........................             --       1.041                 --
    Separate Account Charges 2 20% ........................             --       1.040                 --
    Separate Account Charges 2 25% ........................             --       1.040                 --
    Separate Account Charges 2 30% ........................             --       1.040                 --
    Separate Account Charges 2 35% ........................             --       1.040                 --
    Separate Account Charges 2 40% ........................             --       1.040                 --
    Separate Account Charges 2 45% ........................             --       1.039                 --
    Separate Account Charges 2 50% ........................             --       1.039                 --
    Separate Account Charges 2 65% ........................             --       1.039                 --
    Separate Account Charges 2 60% ........................             --       1.039                 --
  Scudder Fixed Income Portfolio - Class B
    Separate Account Charges 1 55% ........................      1,013,766       1.015          1,029,285
    Separate Account Charges 1 60% ........................             --       1.014                 --
    Separate Account Charges 1 70% ........................        216,025       1.013            218,819
    Separate Account Charges 1 75% ........................             --       1.012                 --
    Separate Account Charges 1 80% ........................             --       1.011                 --
    Separate Account Charges 1 90% ........................        387,894       1.010            391,683
    Separate Account Charges 1 95% ........................      2,184,224       1.009          2,203,817
    Separate Account Charges 2 00% ........................             --       1.008                 --

                                                                          DECEMBER 31, 2004
                                                               ------------------------------------------

                                                               ACCUMULATION     UNIT
                                                                   UNITS        VALUE         NET ASSETS
                                                               ------------   --------       ------------
Scudder Variable Series II (continued)
  Scudder Fixed Income Portfolio - Class B (continued)
    Separate Account Charges 2 05% ........................             --    $  1.043       $         --
    Separate Account Charges 2 10% ........................      1,076,891       1.007          1,084,021
    Separate Account Charges 2 15% ........................          4,118       1.006              4,142
    Separate Account Charges 2 20% ........................             --       1.005                 --
    Separate Account Charges 2 25% ........................        190,893       0.996            190,190
    Separate Account Charges 2 30% ........................        470,749       1.003            472,380
    Separate Account Charges 2 35% ........................             --       0.996                 --
    Separate Account Charges 2 40% ........................             --       1.041                 --
    Separate Account Charges 2 45% ........................        136,764       0.995            136,046
    Separate Account Charges 2 50% ........................         79,619       1.000             79,647
    Separate Account Charges 2 65% ........................        567,333       0.993            563,452
    Separate Account Charges 2 60% ........................             --       1.040                 --
  Scudder Global Blue Chip Portfolio - Class B
    Separate Account Charges 1 55% ........................         65,508       1.332             87,227
    Separate Account Charges 1 60% ........................             --       1.330                 --
    Separate Account Charges 1 70% ........................        134,842       1.328            179,129
    Separate Account Charges 1 75% ........................             --       1.327                 --
    Separate Account Charges 1 80% ........................             --       1.326                 --
    Separate Account Charges 1 90% ........................         14,738       1.324             19,517
    Separate Account Charges 1 95% ........................        332,631       1.323            440,161
    Separate Account Charges 2 00% ........................             --       1.322                 --
    Separate Account Charges 2 05% ........................             --       1.160                 --
    Separate Account Charges 2 10% ........................        321,203       1.320            424,043
    Separate Account Charges 2 15% ........................             --       1.319                 --
    Separate Account Charges 2 20% ........................             --       1.318                 --
    Separate Account Charges 2 25% ........................         20,921       1.125             23,542
    Separate Account Charges 2 30% ........................         64,425       1.316             84,787
    Separate Account Charges 2 35% ........................             --       1.124                 --
    Separate Account Charges 2 40% ........................             --       1.158                 --
    Separate Account Charges 2 45% ........................         30,421       1.123             34,177
    Separate Account Charges 2 50% ........................             --       1.312                 --
    Separate Account Charges 2 65% ........................        141,027       1.122            158,188
    Separate Account Charges 2 60% ........................             --       1.157                 --
  Scudder Growth & Income Strategy Portfolio - Class B
    Separate Account Charges 1 55% ........................        431,287       1.078            464,814
    Separate Account Charges 1 60% ........................             --       1.078                 --
    Separate Account Charges 1 70% ........................         53,607       1.077             57,742
    Separate Account Charges 1 75% ........................             --       1.077                 --
    Separate Account Charges 1 80% ........................             --       1.077                 --
    Separate Account Charges 1 90% ........................         89,489       1.076             96,319
    Separate Account Charges 1 95% ........................        612,565       1.076            659,198
    Separate Account Charges 2 00% ........................             --       1.076                 --
    Separate Account Charges 2 05% ........................             --       1.076                 --
    Separate Account Charges 2 10% ........................      1,327,148       1.076          1,427,383
    Separate Account Charges 2 15% ........................             --       1.075                 --
    Separate Account Charges 2 20% ........................             --       1.075                 --
    Separate Account Charges 2 25% ........................         10,043       1.075             10,796
    Separate Account Charges 2 30% ........................        174,161       1.075            187,173
    Separate Account Charges 2 35% ........................             --       1.075                 --
    Separate Account Charges 2 40% ........................             --       1.074                 --

                                                                          DECEMBER 31, 2004
                                                               ------------------------------------------

                                                               ACCUMULATION     UNIT
                                                                   UNITS        VALUE         NET ASSETS
                                                               ------------   --------       ------------
Scudder Variable Series II (continued)
  Scudder Growth & Income Strategy Portfolio - Class B (continued)
    Separate Account Charges 2 45% ........................         56,813    $  1.074       $     61,024
    Separate Account Charges 2 50% ........................             --       1.074                 --
    Separate Account Charges 2 65% ........................        273,922       1.073            294,006
    Separate Account Charges 2 60% ........................             --       1.074                 --
  Scudder Growth Portfolio - Class B
    Separate Account Charges 1 55% ........................        196,692       1.146            225,372
    Separate Account Charges 1 60% ........................             --       1.145                 --
    Separate Account Charges 1 70% ........................         36,604       1.143             41,843
    Separate Account Charges 1 75% ........................             --       1.142                 --
    Separate Account Charges 1 80% ........................             --       1.141                 --
    Separate Account Charges 1 90% ........................         80,951       1.140             92,248
    Separate Account Charges 1 95% ........................        196,610       1.139            223,877
    Separate Account Charges 2 00% ........................             --       1.138                 --
    Separate Account Charges 2 05% ........................             --       1.027                 --
    Separate Account Charges 2 10% ........................        369,947       1.136            420,269
    Separate Account Charges 2 15% ........................             --       1.135                 --
    Separate Account Charges 2 20% ........................             --       1.134                 --
    Separate Account Charges 2 25% ........................         33,102       1.043             34,537
    Separate Account Charges 2 30% ........................         20,675       1.132             23,414
    Separate Account Charges 2 35% ........................             --       1.043                 --
    Separate Account Charges 2 40% ........................             --       1.025                 --
    Separate Account Charges 2 45% ........................         13,797       1.042             14,372
    Separate Account Charges 2 50% ........................         61,194       1.129             69,085
    Separate Account Charges 2 65% ........................          1,015       1.040              1,056
    Separate Account Charges 2 60% ........................             --       1.024                 --
  Scudder Growth Strategy Portfolio - Class B
    Separate Account Charges 1 55% ........................        175,261       1.097            192,198
    Separate Account Charges 1 60% ........................             --       1.096                 --
    Separate Account Charges 1 70% ........................        191,037       1.096            209,380
    Separate Account Charges 1 75% ........................             --       1.096                 --
    Separate Account Charges 1 80% ........................             --       1.096                 --
    Separate Account Charges 1 90% ........................      1,055,108       1.095          1,155,552
    Separate Account Charges 1 95% ........................        398,550       1.095            436,410
    Separate Account Charges 2 00% ........................             --       1.095                 --
    Separate Account Charges 2 05% ........................             --       1.095                 --
    Separate Account Charges 2 10% ........................        243,797       1.094            266,809
    Separate Account Charges 2 15% ........................             --       1.094                 --
    Separate Account Charges 2 20% ........................             --       1.094                 --
    Separate Account Charges 2 25% ........................        172,547       1.094            188,726
    Separate Account Charges 2 30% ........................         66,673       1.094             72,910
    Separate Account Charges 2 35% ........................             --       1.093                 --
    Separate Account Charges 2 40% ........................             --       1.093                 --
    Separate Account Charges 2 45% ........................        158,450       1.093            173,178
    Separate Account Charges 2 50% ........................             --       1.093                 --
    Separate Account Charges 2 65% ........................             --       1.092                 --
    Separate Account Charges 2 60% ........................             --       1.092                 --

                                                                          DECEMBER 31, 2004
                                                               ------------------------------------------

                                                               ACCUMULATION     UNIT
                                                                   UNITS        VALUE         NET ASSETS
                                                               ------------   --------       ------------
Scudder Variable Series II (continued)
  Scudder High Income Portfolio - Class B
    Separate Account Charges 1 55% ........................        556,117    $  1.207       $    671,479
    Separate Account Charges 1 60% ........................             --       1.206                 --
    Separate Account Charges 1 70% ........................        134,860       1.205            162,455
    Separate Account Charges 1 75% ........................             --       1.204                 --
    Separate Account Charges 1 80% ........................             --       1.203                 --
    Separate Account Charges 1 90% ........................        488,827       1.201            587,015
    Separate Account Charges 1 95% ........................        907,088       1.200          1,088,434
    Separate Account Charges 2 00% ........................          4,259       1.199              5,107
    Separate Account Charges 2 05% ........................             --       1.103                 --
    Separate Account Charges 2 10% ........................        688,959       1.197            824,767
    Separate Account Charges 2 15% ........................          2,298       1.196              2,749
    Separate Account Charges 2 20% ........................             --       1.195                 --
    Separate Account Charges 2 25% ........................         84,045       1.085             91,227
    Separate Account Charges 2 30% ........................        264,203       1.193            315,299
    Separate Account Charges 2 35% ........................             --       1.085                 --
    Separate Account Charges 2 40% ........................             --       1.101                 --
    Separate Account Charges 2 45% ........................        154,394       1.084            167,323
    Separate Account Charges 2 50% ........................         46,176       1.190             54,934
    Separate Account Charges 2 65% ........................        148,145       1.082            160,294
    Separate Account Charges 2 60% ........................             --       1.100                 --
  Scudder Income & Growth Strategy Portfolio - Class B
    Separate Account Charges 1 55% ........................        774,322       1.060            820,663
    Separate Account Charges 1 60% ........................             --       1.060                 --
    Separate Account Charges 1 70% ........................          1,615       1.059              1,711
    Separate Account Charges 1 75% ........................             --       1.059                 --
    Separate Account Charges 1 80% ........................             --       1.059                 --
    Separate Account Charges 1 90% ........................             --       1.058                 --
    Separate Account Charges 1 95% ........................        390,437       1.058            413,185
    Separate Account Charges 2 00% ........................             --       1.058                 --
    Separate Account Charges 2 05% ........................             --       1.058                 --
    Separate Account Charges 2 10% ........................        334,912       1.058            354,224
    Separate Account Charges 2 15% ........................             --       1.057                 --
    Separate Account Charges 2 20% ........................             --       1.057                 --
    Separate Account Charges 2 25% ........................             --       1.057                 --
    Separate Account Charges 2 30% ........................             --       1.057                 --
    Separate Account Charges 2 35% ........................             --       1.057                 --
    Separate Account Charges 2 40% ........................             --       1.056                 --
    Separate Account Charges 2 45% ........................         38,474       1.056             40,639
    Separate Account Charges 2 50% ........................             --       1.056                 --
    Separate Account Charges 2 65% ........................             --       1.055                 --
    Separate Account Charges 2 60% ........................             --       1.056                 --
  Scudder International Select Equity Portfolio - Class B
    Separate Account Charges 1 55% ........................        204,220       1.407            287,265
    Separate Account Charges 1 60% ........................             --       1.406                 --
    Separate Account Charges 1 70% ........................        301,190       1.403            422,682
    Separate Account Charges 1 75% ........................             --       1.402                 --
    Separate Account Charges 1 80% ........................             --       1.401                 --
    Separate Account Charges 1 90% ........................        177,932       1.399            248,927
    Separate Account Charges 1 95% ........................      1,464,599       1.398          2,047,361
    Separate Account Charges 2 00% ........................             --       1.397                 --

                                                                          DECEMBER 31, 2004
                                                               ------------------------------------------

                                                               ACCUMULATION     UNIT
                                                                   UNITS        VALUE         NET ASSETS
                                                               ------------   --------       ------------
Scudder Variable Series II (continued)
  Scudder International Select Equity Portfolio - Class B (continued)
    Separate Account Charges 2 05% ........................             --    $  1.168       $         --
    Separate Account Charges 2 10% ........................        779,058       1.395          1,086,490
    Separate Account Charges 2 15% ........................          6,789       1.393              9,460
    Separate Account Charges 2 20% ........................             --       1.392                 --
    Separate Account Charges 2 25% ........................        116,007       1.152            133,624
    Separate Account Charges 2 30% ........................        157,582       1.390            219,086
    Separate Account Charges 2 35% ........................             --       1.151                 --
    Separate Account Charges 2 40% ........................             --       1.166                 --
    Separate Account Charges 2 45% ........................         62,648       1.150             72,047
    Separate Account Charges 2 50% ........................         25,149       1.386             34,855
    Separate Account Charges 2 65% ........................        118,454       1.148            136,010
    Separate Account Charges 2 60% ........................             --       1.164                 --
  Scudder Money Market Portfolio - Class B
    Separate Account Charges 1 55% ........................      2,463,485       0.982          2,420,067
    Separate Account Charges 1 60% ........................             --       0.982                 --
    Separate Account Charges 1 70% ........................         71,216       0.980             69,798
    Separate Account Charges 1 75% ........................             --       0.979                 --
    Separate Account Charges 1 80% ........................             --       0.978                 --
    Separate Account Charges 1 90% ........................        191,582       0.977            187,177
    Separate Account Charges 1 95% ........................      1,506,747       0.976          1,470,954
    Separate Account Charges 2 00% ........................             --       0.975                 --
    Separate Account Charges 2 05% ........................             --       0.993                 --
    Separate Account Charges 2 10% ........................         18,161       0.974             17,688
    Separate Account Charges 2 15% ........................          8,439       0.973              8,213
    Separate Account Charges 2 20% ........................             --       0.972                 --
    Separate Account Charges 2 25% ........................         46,416       0.987             45,798
    Separate Account Charges 2 30% ........................      1,678,595       0.971          1,629,749
    Separate Account Charges 2 35% ........................             --       0.986                 --
    Separate Account Charges 2 40% ........................             --       0.991                 --
    Separate Account Charges 2 45% ........................          3,807       0.985              3,750
    Separate Account Charges 2 50% ........................         66,151       0.968             64,025
    Separate Account Charges 2 65% ........................        102,225       0.983            100,542
    Separate Account Charges 2 60% ........................             --       0.990                 --
  Scudder Small Cap Growth Portfolio - Class B
    Separate Account Charges 1 55% ........................        245,471       1.235            303,276
    Separate Account Charges 1 60% ........................             --       1.235                 --
    Separate Account Charges 1 70% ........................         67,149       1.233             82,768
    Separate Account Charges 1 75% ........................             --       1.232                 --
    Separate Account Charges 1 80% ........................             --       1.231                 --
    Separate Account Charges 1 90% ........................         34,841       1.229             42,811
    Separate Account Charges 1 95% ........................        864,771       1.228          1,061,764
    Separate Account Charges 2 00% ........................             --       1.227                 --
    Separate Account Charges 2 05% ........................             --       1.081                 --
    Separate Account Charges 2 10% ........................        354,560       1.225            434,312
    Separate Account Charges 2 15% ........................         10,819       1.224             13,242
    Separate Account Charges 2 20% ........................             --       1.223                 --
    Separate Account Charges 2 25% ........................        119,412       1.067            127,402
    Separate Account Charges 2 30% ........................         63,009       1.221             76,941
    Separate Account Charges 2 35% ........................             --       1.066                 --
    Separate Account Charges 2 40% ........................             --       1.079                 --

                                                                          DECEMBER 31, 2004
                                                               ------------------------------------------

                                                               ACCUMULATION     UNIT
                                                                   UNITS        VALUE         NET ASSETS
                                                               ------------   --------       ------------
Scudder Variable Series II (continued)
  Scudder Small Cap Growth Portfolio - Class B (continued)
    Separate Account Charges 2 45% ........................         53,654    $  1.065       $     57,153
    Separate Account Charges 2 50% ........................          8,371       1.217             10,190
    Separate Account Charges 2 65% ........................         22,185       1.064             23,594
    Separate Account Charges 2 60% ........................             --       1.077                 --
  Scudder Strategic Income Portfolio - Class B
    Separate Account Charges 1 55% ........................        346,899       1.052            365,063
    Separate Account Charges 1 60% ........................             --       1.052                 --
    Separate Account Charges 1 70% ........................        138,333       1.050            145,236
    Separate Account Charges 1 75% ........................             --       1.049                 --
    Separate Account Charges 1 80% ........................             --       1.048                 --
    Separate Account Charges 1 90% ........................         68,182       1.047             71,361
    Separate Account Charges 1 95% ........................        994,550       1.046          1,040,104
    Separate Account Charges 2 00% ........................             --       1.045                 --
    Separate Account Charges 2 05% ........................             --       1.102                 --
    Separate Account Charges 2 10% ........................        630,190       1.043            657,512
    Separate Account Charges 2 15% ........................         11,148       1.043             11,623
    Separate Account Charges 2 20% ........................             --       1.042                 --
    Separate Account Charges 2 25% ........................        118,591       1.058            125,486
    Separate Account Charges 2 30% ........................        161,808       1.040            168,299
    Separate Account Charges 2 35% ........................             --       1.057                 --
    Separate Account Charges 2 40% ........................             --       1.100                 --
    Separate Account Charges 2 45% ........................         72,057       1.056             76,124
    Separate Account Charges 2 50% ........................         38,007       1.037             39,408
    Separate Account Charges 2 65% ........................        241,964       1.055            255,219
    Separate Account Charges 2 60% ........................             --       1.099                 --
  Scudder Technology Growth Portfolio - Class B
    Separate Account Charges 1 55% ........................        103,092       1.217            125,504
    Separate Account Charges 1 60% ........................             --       1.216                 --
    Separate Account Charges 1 70% ........................         38,616       1.215             46,901
    Separate Account Charges 1 75% ........................             --       1.214                 --
    Separate Account Charges 1 80% ........................             --       1.213                 --
    Separate Account Charges 1 90% ........................         83,046       1.211            100,552
    Separate Account Charges 1 95% ........................        360,343       1.210            435,959
    Separate Account Charges 2 00% ........................             --       1.209                 --
    Separate Account Charges 2 05% ........................             --       1.039                 --
    Separate Account Charges 2 10% ........................        220,347       1.207            265,960
    Separate Account Charges 2 15% ........................            693       1.206                835
    Separate Account Charges 2 20% ........................             --       1.205                 --
    Separate Account Charges 2 25% ........................         18,276       1.047             19,130
    Separate Account Charges 2 30% ........................        239,168       1.203            287,775
    Separate Account Charges 2 35% ........................             --       1.046                 --
    Separate Account Charges 2 40% ........................             --       1.037                 --
    Separate Account Charges 2 45% ........................         26,288       1.045             27,473
    Separate Account Charges 2 50% ........................         17,722       1.199             21,257
    Separate Account Charges 2 65% ........................         46,073       1.043             48,073
    Separate Account Charges 2 60% ........................             --       1.036                 --

                                                                          DECEMBER 31, 2004
                                                               ------------------------------------------

                                                               ACCUMULATION     UNIT
                                                                   UNITS        VALUE         NET ASSETS
                                                               ------------   --------       ------------
Scudder Variable Series II (continued)
  Scudder Total Return Portfolio - Class B
    Separate Account Charges 1 55% ........................        223,826    $  1.116       $    249,768
    Separate Account Charges 1 60% ........................             --       1.115                 --
    Separate Account Charges 1 70% ........................         99,305       1.113            110,556
    Separate Account Charges 1 75% ........................             --       1.112                 --
    Separate Account Charges 1 80% ........................             --       1.112                 --
    Separate Account Charges 1 90% ........................         25,566       1.110             28,374
    Separate Account Charges 1 95% ........................        481,013       1.109            533,429
    Separate Account Charges 2 00% ........................             --       1.108                 --
    Separate Account Charges 2 05% ........................             --       1.043                 --
    Separate Account Charges 2 10% ........................        668,120       1.106            739,188
    Separate Account Charges 2 15% ........................             --       1.106                 --
    Separate Account Charges 2 20% ........................             --       1.105                 --
    Separate Account Charges 2 25% ........................        299,103       1.034            309,301
    Separate Account Charges 2 30% ........................         66,949       1.103             73,839
    Separate Account Charges 2 35% ........................             --       1.033                 --
    Separate Account Charges 2 40% ........................             --       1.041                 --
    Separate Account Charges 2 45% ........................        397,085       1.032            409,972
    Separate Account Charges 2 50% ........................         24,206       1.099             26,615
    Separate Account Charges 2 65% ........................        648,694       1.031            668,682
    Separate Account Charges 2 60% ........................             --       1.039                 --
  SVS Davis Venture Value Portfolio - Class B
    Separate Account Charges 1 55% ........................      1,343,436       1.273          1,710,408
    Separate Account Charges 1 60% ........................             --       1.272                 --
    Separate Account Charges 1 70% ........................        625,118       1.270            794,011
    Separate Account Charges 1 75% ........................             --       1.269                 --
    Separate Account Charges 1 80% ........................             --       1.268                 --
    Separate Account Charges 1 90% ........................        384,222       1.266            486,510
    Separate Account Charges 1 95% ........................      2,297,752       1.265          2,907,163
    Separate Account Charges 2 00% ........................             --       1.264                 --
    Separate Account Charges 2 05% ........................             --       1.072                 --
    Separate Account Charges 2 10% ........................      1,248,230       1.262          1,575,611
    Separate Account Charges 2 15% ........................             --       1.261                 --
    Separate Account Charges 2 20% ........................             --       1.260                 --
    Separate Account Charges 2 25% ........................        146,415       1.069            156,591
    Separate Account Charges 2 30% ........................        154,835       1.258            194,836
    Separate Account Charges 2 35% ........................             --       1.069                 --
    Separate Account Charges 2 40% ........................             --       1.070                 --
    Separate Account Charges 2 45% ........................         51,392       1.068             54,876
    Separate Account Charges 2 50% ........................         17,847       1.254             22,388
    Separate Account Charges 2 65% ........................        228,243       1.066            243,330
    Separate Account Charges 2 60% ........................             --       1.069                 --
  SVS Dreman Financial Services Portfolio - Class B
    Separate Account Charges 1 55% ........................         62,791       1.243             78,039
    Separate Account Charges 1 60% ........................             --       1.242                 --
    Separate Account Charges 1 70% ........................        212,396       1.240            263,354
    Separate Account Charges 1 75% ........................             --       1.239                 --
    Separate Account Charges 1 80% ........................             --       1.238                 --
    Separate Account Charges 1 90% ........................         57,599       1.236             71,195
    Separate Account Charges 1 95% ........................        364,212       1.235            449,834
    Separate Account Charges 2 00% ........................             --       1.234                 --

                                                                          DECEMBER 31, 2004
                                                               ------------------------------------------

                                                               ACCUMULATION     UNIT
                                                                   UNITS        VALUE         NET ASSETS
                                                               ------------   --------       ------------
Scudder Variable Series II (continued)
  SVS Dreman Financial Services Portfolio - Class B (continued)
    Separate Account Charges 2 05% ........................             --    $  1.093       $         --
    Separate Account Charges 2 10% ........................        219,303       1.232            270,226
    Separate Account Charges 2 15% ........................          1,366       1.231              1,682
    Separate Account Charges 2 20% ........................             --       1.230                 --
    Separate Account Charges 2 25% ........................         54,289       1.062             57,633
    Separate Account Charges 2 30% ........................        182,671       1.228            224,387
    Separate Account Charges 2 35% ........................             --       1.061                 --
    Separate Account Charges 2 40% ........................             --       1.091                 --
    Separate Account Charges 2 45% ........................         38,097       1.060             40,379
    Separate Account Charges 2 50% ........................         17,226       1.225             21,094
    Separate Account Charges 2 65% ........................         20,131       1.058             21,303
    Separate Account Charges 2 60% ........................             --       1.089                 --
  SVS Dreman High Return Equity Portfolio - Class B
    Separate Account Charges 1 55% ........................        742,960       1.304            968,556
    Separate Account Charges 1 60% ........................             --       1.303                 --
    Separate Account Charges 1 70% ........................        450,044       1.301            585,335
    Separate Account Charges 1 75% ........................             --       1.300                 --
    Separate Account Charges 1 80% ........................             --       1.299                 --
    Separate Account Charges 1 90% ........................        165,556       1.297            214,651
    Separate Account Charges 1 95% ........................      1,684,886       1.296          2,182,829
    Separate Account Charges 2 00% ........................          6,124       1.295              7,928
    Separate Account Charges 2 05% ........................             --       1.124                 --
    Separate Account Charges 2 10% ........................      1,083,106       1.292          1,399,931
    Separate Account Charges 2 15% ........................             --       1.291                 --
    Separate Account Charges 2 20% ........................             --       1.290                 --
    Separate Account Charges 2 25% ........................        153,454       1.116            171,277
    Separate Account Charges 2 30% ........................        359,180       1.288            462,796
    Separate Account Charges 2 35% ........................             --       1.115                 --
    Separate Account Charges 2 40% ........................             --       1.122                 --
    Separate Account Charges 2 45% ........................        336,143       1.114            374,590
    Separate Account Charges 2 50% ........................         20,534       1.284             26,376
    Separate Account Charges 2 65% ........................         93,295       1.113            103,802
    Separate Account Charges 2 60% ........................             --       1.121                 --
  SVS Dreman Small Cap Value Portfolio - Class B
    Separate Account Charges 1 55% ........................        514,988       1.542            793,975
    Separate Account Charges 1 60% ........................             --       1.540                 --
    Separate Account Charges 1 70% ........................        471,136       1.538            724,660
    Separate Account Charges 1 75% ........................             --       1.537                 --
    Separate Account Charges 1 80% ........................             --       1.536                 --
    Separate Account Charges 1 90% ........................        199,743       1.533            306,273
    Separate Account Charges 1 95% ........................      1,130,155       1.532          1,731,555
    Separate Account Charges 2 00% ........................          5,165       1.531              7,907
    Separate Account Charges 2 05% ........................             --       1.189                 --
    Separate Account Charges 2 10% ........................        990,769       1.528          1,514,434
    Separate Account Charges 2 15% ........................          9,804       1.527             14,974
    Separate Account Charges 2 20% ........................             --       1.526                 --
    Separate Account Charges 2 25% ........................         97,331       1.169            113,767
    Separate Account Charges 2 30% ........................        270,371       1.524            411,990
    Separate Account Charges 2 35% ........................             --       1.168                 --
    Separate Account Charges 2 40% ........................             --       1.187                 --

                                                                          DECEMBER 31, 2004
                                                               ------------------------------------------

                                                               ACCUMULATION     UNIT
                                                                   UNITS        VALUE         NET ASSETS
                                                               ------------   --------       ------------
Scudder Variable Series II (continued)
  SVS Dreman Small Cap Value Portfolio - Class B (continued)
    Separate Account Charges 2 45% ........................        171,699    $  1.167       $    200,374
    Separate Account Charges 2 50% ........................         17,463       1.519             26,528
    Separate Account Charges 2 65% ........................         46,584       1.165             54,277
    Separate Account Charges 2 60% ........................             --       1.185                 --
  SVS Eagle Focused Large Cap Growth Portfolio - Class B
    Separate Account Charges 1 55% ........................        278,318       1.120            311,701
    Separate Account Charges 1 60% ........................             --       1.119                 --
    Separate Account Charges 1 70% ........................         89,290       1.117             99,765
    Separate Account Charges 1 75% ........................             --       1.116                 --
    Separate Account Charges 1 80% ........................             --       1.116                 --
    Separate Account Charges 1 90% ........................         97,474       1.114            108,571
    Separate Account Charges 1 95% ........................        702,992       1.113            782,410
    Separate Account Charges 2 00% ........................             --       1.112                 --
    Separate Account Charges 2 05% ........................             --       1.025                 --
    Separate Account Charges 2 10% ........................        225,079       1.110            249,920
    Separate Account Charges 2 15% ........................             --       1.109                 --
    Separate Account Charges 2 20% ........................             --       1.109                 --
    Separate Account Charges 2 25% ........................         39,506       1.012             39,997
    Separate Account Charges 2 30% ........................        210,066       1.107            232,523
    Separate Account Charges 2 35% ........................             --       1.012                 --
    Separate Account Charges 2 40% ........................             --       1.023                 --
    Separate Account Charges 2 45% ........................         24,710       1.011             24,978
    Separate Account Charges 2 50% ........................         47,481       1.103             52,394
    Separate Account Charges 2 65% ........................         69,015       1.009             69,652
    Separate Account Charges 2 60% ........................             --       1.022                 --
  SVS Focus Value & Growth Portfolio - Class B
    Separate Account Charges 1 55% ........................         53,794       1.267             68,153
    Separate Account Charges 1 60% ........................             --       1.266                 --
    Separate Account Charges 1 70% ........................         34,416       1.264             43,501
    Separate Account Charges 1 75% ........................             --       1.263                 --
    Separate Account Charges 1 80% ........................             --       1.262                 --
    Separate Account Charges 1 90% ........................         11,876       1.260             14,963
    Separate Account Charges 1 95% ........................        107,307       1.259            135,104
    Separate Account Charges 2 00% ........................             --       1.258                 --
    Separate Account Charges 2 05% ........................             --       1.110                 --
    Separate Account Charges 2 10% ........................         32,599       1.256             40,948
    Separate Account Charges 2 15% ........................          5,640       1.255              7,079
    Separate Account Charges 2 20% ........................             --       1.254                 --
    Separate Account Charges 2 25% ........................         23,989       1.106             26,534
    Separate Account Charges 2 30% ........................         30,509       1.252             38,202
    Separate Account Charges 2 35% ........................             --       1.105                 --
    Separate Account Charges 2 40% ........................             --       1.108                 --
    Separate Account Charges 2 45% ........................         19,134       1.104             21,131
    Separate Account Charges 2 50% ........................          5,150       1.248              6,429
    Separate Account Charges 2 65% ........................        162,010       1.103            178,631
    Separate Account Charges 2 60% ........................             --       1.107                 --

                                                                          DECEMBER 31, 2004
                                                               ------------------------------------------

                                                               ACCUMULATION     UNIT
                                                                   UNITS        VALUE         NET ASSETS
                                                               ------------   --------       ------------
Scudder Variable Series II (continued)
  SVS II Scudder Government & Agency Securities Portfolio - Class B
    Separate Account Charges 1 55% ........................        651,596    $  1.015       $    661,606
    Separate Account Charges 1 60% ........................             --       1.015                 --
    Separate Account Charges 1 70% ........................         62,938       1.013             63,756
    Separate Account Charges 1 75% ........................             --       1.012                 --
    Separate Account Charges 1 80% ........................             --       1.011                 --
    Separate Account Charges 1 90% ........................         86,598       1.010             87,451
    Separate Account Charges 1 95% ........................      1,284,864       1.009          1,296,475
    Separate Account Charges 2 00% ........................          5,032       1.008              5,074
    Separate Account Charges 2 05% ........................             --       1.035                 --
    Separate Account Charges 2 10% ........................        547,772       1.007            551,440
    Separate Account Charges 2 15% ........................          6,664       1.006              6,703
    Separate Account Charges 2 20% ........................             --       1.005                 --
    Separate Account Charges 2 25% ........................        103,100       1.002            103,271
    Separate Account Charges 2 30% ........................        153,613       1.004            154,158
    Separate Account Charges 2 35% ........................             --       1.001                 --
    Separate Account Charges 2 40% ........................             --       1.033                 --
    Separate Account Charges 2 45% ........................         42,080       1.000             42,083
    Separate Account Charges 2 50% ........................         47,637       1.000             47,657
    Separate Account Charges 2 65% ........................        323,868       0.998            323,377
    Separate Account Charges 2 60% ........................             --       1.032                 --
  SVS II Scudder Large Cap Value Portfolio - Class B
    Separate Account Charges 1 55% ........................        468,294       1.258            589,072
    Separate Account Charges 1 60% ........................             --       1.257                 --
    Separate Account Charges 1 70% ........................        325,841       1.255            408,920
    Separate Account Charges 1 75% ........................             --       1.254                 --
    Separate Account Charges 1 80% ........................             --       1.253                 --
    Separate Account Charges 1 90% ........................        149,631       1.251            187,196
    Separate Account Charges 1 95% ........................        741,559       1.250            927,006
    Separate Account Charges 2 00% ........................          2,170       1.249              2,710
    Separate Account Charges 2 05% ........................             --       1.072                 --
    Separate Account Charges 2 10% ........................        433,661       1.247            540,846
    Separate Account Charges 2 15% ........................         47,296       1.246             58,939
    Separate Account Charges 2 20% ........................             --       1.245                 --
    Separate Account Charges 2 25% ........................         16,225       1.082             17,548
    Separate Account Charges 2 30% ........................        418,536       1.243            520,353
    Separate Account Charges 2 35% ........................             --       1.081                 --
    Separate Account Charges 2 40% ........................             --       1.070                 --
    Separate Account Charges 2 45% ........................         28,977       1.080             31,290
    Separate Account Charges 2 50% ........................         85,993       1.239            106,580
    Separate Account Charges 2 65% ........................             --       1.078                 --
    Separate Account Charges 2 60% ........................             --       1.069                 --
  SVS Index 500 Portfolio - Class B
    Separate Account Charges 1 55% ........................        989,320       1.229          1,215,494
    Separate Account Charges 1 60% ........................             --       1.228                 --
    Separate Account Charges 1 70% ........................        172,205       1.226            211,078
    Separate Account Charges 1 75% ........................             --       1.225                 --
    Separate Account Charges 1 80% ........................             --       1.224                 --
    Separate Account Charges 1 90% ........................        226,684       1.222            276,989
    Separate Account Charges 1 95% ........................        613,315       1.221            748,836
    Separate Account Charges 2 00% ........................             --       1.220                 --

                                                                          DECEMBER 31, 2004
                                                               ------------------------------------------

                                                               ACCUMULATION     UNIT
                                                                   UNITS        VALUE         NET ASSETS
                                                               ------------   --------       ------------
Scudder Variable Series II (continued)
  SVS Index 500 Portfolio - Class B (continued)
    Separate Account Charges 2 05% ........................             --    $  1.071       $         --
    Separate Account Charges 2 10% ........................        304,756       1.218            371,224
    Separate Account Charges 2 15% ........................             --       1.217                 --
    Separate Account Charges 2 20% ........................             --       1.216                 --
    Separate Account Charges 2 25% ........................         28,239       1.087             30,692
    Separate Account Charges 2 30% ........................      2,659,911       1.214          3,229,961
    Separate Account Charges 2 35% ........................             --       1.086                 --
    Separate Account Charges 2 40% ........................             --       1.069                 --
    Separate Account Charges 2 45% ........................         36,621       1.085             39,739
    Separate Account Charges 2 50% ........................         13,006       1.211             15,744
    Separate Account Charges 2 65% ........................         19,465       1.083             21,089
    Separate Account Charges 2 60% ........................             --       1.068                 --
  SVS INVESCO Dynamic Growth Portfolio - Class B
    Separate Account Charges 1 55% ........................         82,508       1.293            106,645
    Separate Account Charges 1 60% ........................             --       1.292                 --
    Separate Account Charges 1 70% ........................          7,562       1.290              9,752
    Separate Account Charges 1 75% ........................             --       1.288                 --
    Separate Account Charges 1 80% ........................             --       1.287                 --
    Separate Account Charges 1 90% ........................             --       1.285                 --
    Separate Account Charges 1 95% ........................         96,133       1.284            123,484
    Separate Account Charges 2 00% ........................             --       1.283                 --
    Separate Account Charges 2 05% ........................             --       1.091                 --
    Separate Account Charges 2 10% ........................         94,906       1.281            121,623
    Separate Account Charges 2 15% ........................             --       1.280                 --
    Separate Account Charges 2 20% ........................             --       1.279                 --
    Separate Account Charges 2 25% ........................             --       1.104                 --
    Separate Account Charges 2 30% ........................          8,158       1.277             10,421
    Separate Account Charges 2 35% ........................             --       1.103                 --
    Separate Account Charges 2 40% ........................             --       1.089                 --
    Separate Account Charges 2 45% ........................          3,294       1.102              3,632
    Separate Account Charges 2 50% ........................             --       1.274                 --
    Separate Account Charges 2 65% ........................         21,188       1.101             23,321
    Separate Account Charges 2 60% ........................             --       1.088                 --
  SVS Janus Growth And Income Portfolio - Class B
    Separate Account Charges 1 55% ........................        167,914       1.227            206,089
    Separate Account Charges 1 60% ........................             --       1.226                 --
    Separate Account Charges 1 70% ........................        149,373       1.224            182,902
    Separate Account Charges 1 75% ........................             --       1.223                 --
    Separate Account Charges 1 80% ........................             --       1.223                 --
    Separate Account Charges 1 90% ........................        199,224       1.221            243,182
    Separate Account Charges 1 95% ........................        768,626       1.220            937,496
    Separate Account Charges 2 00% ........................             --       1.219                 --
    Separate Account Charges 2 05% ........................             --       1.098                 --
    Separate Account Charges 2 10% ........................        193,972       1.217            236,035
    Separate Account Charges 2 15% ........................         10,376       1.216             12,616
    Separate Account Charges 2 20% ........................             --       1.215                 --
    Separate Account Charges 2 25% ........................         80,943       1.102             89,231
    Separate Account Charges 2 30% ........................        101,785       1.213            123,471
    Separate Account Charges 2 35% ........................             --       1.102                 --
    Separate Account Charges 2 40% ........................             --       1.096                 --

                                                                          DECEMBER 31, 2004
                                                               ------------------------------------------

                                                               ACCUMULATION     UNIT
                                                                   UNITS        VALUE         NET ASSETS
                                                               ------------   --------       ------------
Scudder Variable Series II (continued)
  SVS Janus Growth And Income Portfolio - Class B (continued)
    Separate Account Charges 2 45% ........................          7,615    $  1.101       $      8,382
    Separate Account Charges 2 50% ........................         29,093       1.209             35,181
    Separate Account Charges 2 65% ........................          6,963       1.099              7,652
    Separate Account Charges 2 60% ........................             --       1.095                 --
  SVS Janus Growth Opportunities Portfolio - Class B
    Separate Account Charges 1 55% ........................         69,604       1.229             85,564
    Separate Account Charges 1 60% ........................             --       1.228                 --
    Separate Account Charges 1 70% ........................          4,455       1.226              5,464
    Separate Account Charges 1 75% ........................             --       1.225                 --
    Separate Account Charges 1 80% ........................             --       1.225                 --
    Separate Account Charges 1 90% ........................         70,171       1.223             85,792
    Separate Account Charges 1 95% ........................         24,070       1.222             29,405
    Separate Account Charges 2 00% ........................             --       1.221                 --
    Separate Account Charges 2 05% ........................             --       1.089                 --
    Separate Account Charges 2 10% ........................         50,876       1.219             62,008
    Separate Account Charges 2 15% ........................             --       1.218                 --
    Separate Account Charges 2 20% ........................             --       1.217                 --
    Separate Account Charges 2 25% ........................             --       1.109                 --
    Separate Account Charges 2 30% ........................          8,840       1.215             10,740
    Separate Account Charges 2 35% ........................             --       1.108                 --
    Separate Account Charges 2 40% ........................             --       1.087                 --
    Separate Account Charges 2 45% ........................          1,448       1.107              1,603
    Separate Account Charges 2 50% ........................             --       1.211                 --
    Separate Account Charges 2 65% ........................         24,422       1.105             26,989
    Separate Account Charges 2 60% ........................             --       1.086                 --
  SVS MFS Strategic Value Portfolio - Class B
    Separate Account Charges 1 55% ........................        238,009       1.300            309,376
    Separate Account Charges 1 60% ........................             --       1.299                 --
    Separate Account Charges 1 70% ........................         29,532       1.297             38,298
    Separate Account Charges 1 75% ........................             --       1.296                 --
    Separate Account Charges 1 80% ........................             --       1.295                 --
    Separate Account Charges 1 90% ........................         54,473       1.293             70,422
    Separate Account Charges 1 95% ........................        407,491       1.292            526,386
    Separate Account Charges 2 00% ........................             --       1.291                 --
    Separate Account Charges 2 05% ........................             --       1.135                 --
    Separate Account Charges 2 10% ........................        168,373       1.289            216,993
    Separate Account Charges 2 15% ........................             --       1.288                 --
    Separate Account Charges 2 20% ........................             --       1.287                 --
    Separate Account Charges 2 25% ........................         71,987       1.142             82,212
    Separate Account Charges 2 30% ........................        115,747       1.285            148,704
    Separate Account Charges 2 35% ........................             --       1.141                 --
    Separate Account Charges 2 40% ........................             --       1.133                 --
    Separate Account Charges 2 45% ........................        126,887       1.140            144,679
    Separate Account Charges 2 50% ........................         21,916       1.281             28,068
    Separate Account Charges 2 65% ........................         64,106       1.138             72,979
    Separate Account Charges 2 60% ........................             --       1.131                 --

                                                                          DECEMBER 31, 2004
                                                               ------------------------------------------

                                                               ACCUMULATION     UNIT
                                                                   UNITS        VALUE         NET ASSETS
                                                               ------------   --------       ------------
Scudder Variable Series II (continued)
  SVS Oak Strategic Equity Portfolio - Class B
    Separate Account Charges 1 55% ........................        100,850    $  1.188       $    119,832
    Separate Account Charges 1 60% ........................             --       1.187                 --
    Separate Account Charges 1 70% ........................        334,163       1.185            396,130
    Separate Account Charges 1 75% ........................             --       1.185                 --
    Separate Account Charges 1 80% ........................             --       1.184                 --
    Separate Account Charges 1 90% ........................         24,245       1.182             28,651
    Separate Account Charges 1 95% ........................        735,050       1.181            867,972
    Separate Account Charges 2 00% ........................             --       1.180                 --
    Separate Account Charges 2 05% ........................             --       1.037                 --
    Separate Account Charges 2 10% ........................        340,999       1.178            401,721
    Separate Account Charges 2 15% ........................             --       1.177                 --
    Separate Account Charges 2 20% ........................             --       1.176                 --
    Separate Account Charges 2 25% ........................         43,542       1.016             44,247
    Separate Account Charges 2 30% ........................         69,853       1.174             82,035
    Separate Account Charges 2 35% ........................             --       1.015                 --
    Separate Account Charges 2 40% ........................             --       1.035                 --
    Separate Account Charges 2 45% ........................         85,995       1.015             87,248
    Separate Account Charges 2 50% ........................         18,564       1.171             21,734
    Separate Account Charges 2 65% ........................         84,018       1.013             85,106
    Separate Account Charges 2 60% ........................             --       1.034                 --
  SVS Turner Mid Cap Growth Portfolio - Class B
    Separate Account Charges 1 55% ........................        139,906       1.324            185,246
    Separate Account Charges 1 60% ........................             --       1.323                 --
    Separate Account Charges 1 70% ........................        107,527       1.321            142,039
    Separate Account Charges 1 75% ........................             --       1.320                 --
    Separate Account Charges 1 80% ........................             --       1.319                 --
    Separate Account Charges 1 90% ........................         19,495       1.317             25,672
    Separate Account Charges 1 95% ........................        313,801       1.316            412,909
    Separate Account Charges 2 00% ........................             --       1.315                 --
    Separate Account Charges 2 05% ........................             --       1.108                 --
    Separate Account Charges 2 10% ........................        468,001       1.313            614,371
    Separate Account Charges 2 15% ........................            667       1.312                875
    Separate Account Charges 2 20% ........................             --       1.311                 --
    Separate Account Charges 2 25% ........................         52,753       1.099             57,985
    Separate Account Charges 2 30% ........................        109,241       1.309            142,962
    Separate Account Charges 2 35% ........................             --       1.098                 --
    Separate Account Charges 2 40% ........................             --       1.106                 --
    Separate Account Charges 2 45% ........................         23,822       1.097             26,143
    Separate Account Charges 2 50% ........................         23,421       1.305             30,555
    Separate Account Charges 2 65% ........................          8,551       1.096              9,369
    Separate Account Charges 2 60% ........................             --       1.104                 --

The Alger American Fund
  Alger American Balanced Portfolio - Class S Shares
    Separate Account Charges 1 55% ........................        573,613       1.093            627,061
    Separate Account Charges 1 60% ........................             --       1.092                 --
    Separate Account Charges 1 70% ........................        129,574       1.091            141,316
    Separate Account Charges 1 75% ........................             --       1.090                 --
    Separate Account Charges 1 80% ........................             --       1.089                 --
    Separate Account Charges 1 90% ........................        186,666       1.087            202,947

                                                                          DECEMBER 31, 2004
                                                               ------------------------------------------

                                                               ACCUMULATION     UNIT
                                                                   UNITS        VALUE         NET ASSETS
                                                               ------------   --------       ------------
The Alger American Fund (continued)
  Alger American Balanced Portfolio - Class S Shares (continued)
    Separate Account Charges 1 95% ........................        559,310    $  1.086       $    607,618
    Separate Account Charges 2 00% ........................             --       1.086                 --
    Separate Account Charges 2 05% ........................             --       1.042                 --
    Separate Account Charges 2 10% ........................        645,490       1.084            699,601
    Separate Account Charges 2 15% ........................             --       1.083                 --
    Separate Account Charges 2 20% ........................             --       1.082                 --
    Separate Account Charges 2 25% ........................         29,547       1.017             30,060
    Separate Account Charges 2 30% ........................        244,859       1.080            264,559
    Separate Account Charges 2 35% ........................             --       1.017                 --
    Separate Account Charges 2 40% ........................             --       1.040                 --
    Separate Account Charges 2 45% ........................         40,228       1.016             40,861
    Separate Account Charges 2 50% ........................         59,935       1.077             64,555
    Separate Account Charges 2 65% ........................        193,195       1.014            195,925
    Separate Account Charges 2 60% ........................             --       1.039                 --
  Alger American Leveraged AllCap Portfolio - Class S Shares
    Separate Account Charges 1 55% ........................         72,338       1.194             86,351
    Separate Account Charges 1 60% ........................             --       1.193                 --
    Separate Account Charges 1 70% ........................         17,123       1.191             20,392
    Separate Account Charges 1 75% ........................             --       1.190                 --
    Separate Account Charges 1 80% ........................             --       1.189                 --
    Separate Account Charges 1 90% ........................         15,115       1.187             17,945
    Separate Account Charges 1 95% ........................        110,767       1.186            131,404
    Separate Account Charges 2 00% ........................             --       1.185                 --
    Separate Account Charges 2 05% ........................             --       1.053                 --
    Separate Account Charges 2 10% ........................        409,576       1.184            484,741
    Separate Account Charges 2 15% ........................             --       1.183                 --
    Separate Account Charges 2 20% ........................             --       1.182                 --
    Separate Account Charges 2 25% ........................         19,874       1.069             21,247
    Separate Account Charges 2 30% ........................         56,488       1.180             66,647
    Separate Account Charges 2 35% ........................             --       1.068                 --
    Separate Account Charges 2 40% ........................             --       1.051                 --
    Separate Account Charges 2 45% ........................            724       1.067                773
    Separate Account Charges 2 50% ........................         11,467       1.176             13,487
    Separate Account Charges 2 65% ........................             --       1.066                 --
    Separate Account Charges 2 60% ........................             --       1.050                 --

The Travelers Series Trust
  Convertible Securities Portfolio
    Separate Account Charges 1 55% ........................        264,563       1.194            315,869
    Separate Account Charges 1 60% ........................             --       1.135                 --
    Separate Account Charges 1 70% ........................         75,919       1.191             90,421
    Separate Account Charges 1 75% ........................          3,938       1.190              4,686
    Separate Account Charges 1 80% ........................             --       1.131                 --
    Separate Account Charges 1 90% ........................         88,044       1.187            104,511
    Separate Account Charges 1 95% ........................      1,207,313       1.186          1,431,821
    Separate Account Charges 2 00% ........................             --       1.128                 --
    Separate Account Charges 2 05% ........................          8,712       1.044              9,096
    Separate Account Charges 2 10% ........................        424,807       1.183            502,573
    Separate Account Charges 2 15% ........................             --       1.182                 --
    Separate Account Charges 2 20% ........................             --       1.125                 --

                                                                          DECEMBER 31, 2004
                                                               ------------------------------------------

                                                               ACCUMULATION     UNIT
                                                                   UNITS        VALUE         NET ASSETS
                                                               ------------   --------       ------------
The Travelers Series Trust (continued)
  Convertible Securities Portfolio (continued)
    Separate Account Charges 2 25% ........................             --    $  1.031       $         --
    Separate Account Charges 2 30% ........................         92,467       1.179            109,028
    Separate Account Charges 2 35% ........................             --       1.030                 --
    Separate Account Charges 2 40% ........................             --       1.042                 --
    Separate Account Charges 2 45% ........................             --       1.029                 --
    Separate Account Charges 2 50% ........................             --       1.175                 --
    Separate Account Charges 2 65% ........................             --       1.028                 --
    Separate Account Charges 2 60% ........................             --       1.041                 --
  Disciplined Mid Cap Stock Portfolio
    Separate Account Charges 1 55% ........................        430,315       1.490            641,259
    Separate Account Charges 1 60% ........................             --       1.368                 --
    Separate Account Charges 1 70% ........................        128,490       1.487            191,014
    Separate Account Charges 1 75% ........................          3,150       1.485              4,678
    Separate Account Charges 1 80% ........................             --       1.364                 --
    Separate Account Charges 1 90% ........................             --       1.482                 --
    Separate Account Charges 1 95% ........................        662,228       1.480            980,277
    Separate Account Charges 2 00% ........................             --       1.359                 --
    Separate Account Charges 2 05% ........................         42,968       1.121             48,157
    Separate Account Charges 2 10% ........................        216,907       1.477            320,299
    Separate Account Charges 2 15% ........................             --       1.475                 --
    Separate Account Charges 2 20% ........................         23,092       1.355             31,298
    Separate Account Charges 2 25% ........................             --       1.116                 --
    Separate Account Charges 2 30% ........................        177,923       1.472            261,856
    Separate Account Charges 2 35% ........................             --       1.115                 --
    Separate Account Charges 2 40% ........................             --       1.119                 --
    Separate Account Charges 2 45% ........................             --       1.114                 --
    Separate Account Charges 2 50% ........................          1,347       1.467              1,975
    Separate Account Charges 2 65% ........................             --       1.112                 --
    Separate Account Charges 2 60% ........................             --       1.117                 --
  Equity Income Portfolio
    Separate Account Charges 1 55% ........................        365,896       1.336            488,882
    Separate Account Charges 1 60% ........................             --       1.239                 --
    Separate Account Charges 1 70% ........................        132,037       1.333            175,986
    Separate Account Charges 1 75% ........................             --       1.332                 --
    Separate Account Charges 1 80% ........................             --       1.236                 --
    Separate Account Charges 1 90% ........................         98,040       1.328            130,237
    Separate Account Charges 1 95% ........................      1,222,572       1.327          1,622,609
    Separate Account Charges 2 00% ........................             --       1.232                 --
    Separate Account Charges 2 05% ........................         81,721       1.104             90,210
    Separate Account Charges 2 10% ........................        438,597       1.324            580,689
    Separate Account Charges 2 15% ........................         41,759       1.323             55,237
    Separate Account Charges 2 20% ........................         69,212       1.228             85,008
    Separate Account Charges 2 25% ........................             --       1.097                 --
    Separate Account Charges 2 30% ........................        115,335       1.320            152,189
    Separate Account Charges 2 35% ........................             --       1.096                 --
    Separate Account Charges 2 40% ........................             --       1.102                 --
    Separate Account Charges 2 45% ........................             --       1.095                 --
    Separate Account Charges 2 50% ........................         15,824       1.315             20,811
    Separate Account Charges 2 65% ........................             --       1.093                 --
    Separate Account Charges 2 60% ........................             --       1.101                 --

                                                                          DECEMBER 31, 2004
                                                               ------------------------------------------

                                                               ACCUMULATION     UNIT
                                                                   UNITS        VALUE         NET ASSETS
                                                               ------------   --------       ------------
The Travelers Series Trust (continued)
  Federated High Yield Portfolio
    Separate Account Charges 1 55% ........................        521,708    $  1.205       $    628,713
    Separate Account Charges 1 60% ........................             --       1.165                 --
    Separate Account Charges 1 70% ........................         97,500       1.202            117,214
    Separate Account Charges 1 75% ........................             --       1.201                 --
    Separate Account Charges 1 80% ........................             --       1.162                 --
    Separate Account Charges 1 90% ........................         68,276       1.198             81,805
    Separate Account Charges 1 95% ........................        453,550       1.197            542,923
    Separate Account Charges 2 00% ........................             --       1.158                 --
    Separate Account Charges 2 05% ........................         35,194       1.080             38,010
    Separate Account Charges 2 10% ........................        220,176       1.194            262,924
    Separate Account Charges 2 15% ........................         32,668       1.193             38,974
    Separate Account Charges 2 20% ........................         40,069       1.155             46,265
    Separate Account Charges 2 25% ........................             --       1.065                 --
    Separate Account Charges 2 30% ........................         60,381       1.190             71,862
    Separate Account Charges 2 35% ........................             --       1.064                 --
    Separate Account Charges 2 40% ........................             --       1.078                 --
    Separate Account Charges 2 45% ........................             --       1.064                 --
    Separate Account Charges 2 50% ........................         28,131       1.186             33,368
    Separate Account Charges 2 65% ........................             --       1.062                 --
    Separate Account Charges 2 60% ........................             --       1.077                 --
  Federated Stock Portfolio
    Separate Account Charges 1 55% ........................         86,641       1.362            118,012
    Separate Account Charges 1 60% ........................             --       1.238                 --
    Separate Account Charges 1 70% ........................         25,423       1.359             34,544
    Separate Account Charges 1 75% ........................             --       1.358                 --
    Separate Account Charges 1 80% ........................             --       1.235                 --
    Separate Account Charges 1 90% ........................         28,059       1.354             37,998
    Separate Account Charges 1 95% ........................         91,313       1.353            123,544
    Separate Account Charges 2 00% ........................             --       1.231                 --
    Separate Account Charges 2 05% ........................             --       1.081                 --
    Separate Account Charges 2 10% ........................         82,274       1.350            111,045
    Separate Account Charges 2 15% ........................             --       1.348                 --
    Separate Account Charges 2 20% ........................             --       1.227                 --
    Separate Account Charges 2 25% ........................             --       1.085                 --
    Separate Account Charges 2 30% ........................         15,490       1.345             20,837
    Separate Account Charges 2 35% ........................             --       1.084                 --
    Separate Account Charges 2 40% ........................             --       1.079                 --
    Separate Account Charges 2 45% ........................             --       1.083                 --
    Separate Account Charges 2 50% ........................             --       1.341                 --
    Separate Account Charges 2 65% ........................             --       1.081                 --
    Separate Account Charges 2 60% ........................             --       1.078                 --
  Large Cap Portfolio
    Separate Account Charges 1 55% ........................        307,943       1.247            383,937
    Separate Account Charges 1 60% ........................             --       1.184                 --
    Separate Account Charges 1 70% ........................         96,771       1.244            120,359
    Separate Account Charges 1 75% ........................         14,160       1.243             17,596
    Separate Account Charges 1 80% ........................             --       1.181                 --
    Separate Account Charges 1 90% ........................          3,170       1.240              3,929
    Separate Account Charges 1 95% ........................        547,210       1.238            677,701
    Separate Account Charges 2 00% ........................             --       1.177                 --

                                                                          DECEMBER 31, 2004
                                                               ------------------------------------------

                                                               ACCUMULATION     UNIT
                                                                   UNITS        VALUE         NET ASSETS
                                                               ------------   --------       ------------
The Travelers Series Trust (continued)
  Large Cap Portfolio (continued)
    Separate Account Charges 2 05% ........................          9,820    $  1.050       $     10,312
    Separate Account Charges 2 10% ........................        178,884       1.235            220,999
    Separate Account Charges 2 15% ........................             --       1.234                 --
    Separate Account Charges 2 20% ........................             --       1.174                 --
    Separate Account Charges 2 25% ........................             --       1.058                 --
    Separate Account Charges 2 30% ........................         45,863       1.231             56,471
    Separate Account Charges 2 35% ........................             --       1.057                 --
    Separate Account Charges 2 40% ........................             --       1.048                 --
    Separate Account Charges 2 45% ........................             --       1.056                 --
    Separate Account Charges 2 50% ........................         10,898       1.227             13,373
    Separate Account Charges 2 65% ........................             --       1.054                 --
    Separate Account Charges 2 60% ........................             --       1.047                 --
  Lazard International Stock Portfolio
    Separate Account Charges 1 55% ........................        152,666       1.443            220,297
    Separate Account Charges 1 60% ........................             --       1.333                 --
    Separate Account Charges 1 70% ........................         10,803       1.439             15,550
    Separate Account Charges 1 75% ........................             --       1.438                 --
    Separate Account Charges 1 80% ........................             --       1.329                 --
    Separate Account Charges 1 90% ........................         12,912       1.435             18,524
    Separate Account Charges 1 95% ........................        279,457       1.433            400,564
    Separate Account Charges 2 00% ........................             --       1.325                 --
    Separate Account Charges 2 05% ........................         21,319       1.147             24,451
    Separate Account Charges 2 10% ........................        158,261       1.430            226,296
    Separate Account Charges 2 15% ........................             --       1.429                 --
    Separate Account Charges 2 20% ........................             --       1.321                 --
    Separate Account Charges 2 25% ........................             --       1.139                 --
    Separate Account Charges 2 30% ........................         22,406       1.425             31,931
    Separate Account Charges 2 35% ........................             --       1.138                 --
    Separate Account Charges 2 40% ........................             --       1.145                 --
    Separate Account Charges 2 45% ........................             --       1.137                 --
    Separate Account Charges 2 50% ........................         10,074       1.420             14,309
    Separate Account Charges 2 65% ........................             --       1.136                 --
    Separate Account Charges 2 60% ........................             --       1.143                 --
  Merrill Lynch Large Cap Core Portfolio
    Separate Account Charges 1 55% ........................         85,168       1.325            112,876
    Separate Account Charges 1 60% ........................             --       1.241                 --
    Separate Account Charges 1 70% ........................         57,789       1.322             76,403
    Separate Account Charges 1 75% ........................          9,105       1.321             12,027
    Separate Account Charges 1 80% ........................             --       1.237                 --
    Separate Account Charges 1 90% ........................         17,544       1.318             23,118
    Separate Account Charges 1 95% ........................        301,392       1.316            396,774
    Separate Account Charges 2 00% ........................             --       1.233                 --
    Separate Account Charges 2 05% ........................         10,467       1.126             11,785
    Separate Account Charges 2 10% ........................        388,378       1.313            510,037
    Separate Account Charges 2 15% ........................         14,500       1.312             19,025
    Separate Account Charges 2 20% ........................         39,904       1.230             49,070
    Separate Account Charges 2 25% ........................             --       1.118                 --
    Separate Account Charges 2 30% ........................         91,740       1.309            120,076
    Separate Account Charges 2 35% ........................             --       1.118                 --
    Separate Account Charges 2 40% ........................             --       1.124                 --

                                                                          DECEMBER 31, 2004
                                                               ------------------------------------------

                                                               ACCUMULATION     UNIT
                                                                   UNITS        VALUE         NET ASSETS
                                                               ------------   --------       ------------
The Travelers Series Trust (continued)
  Merrill Lynch Large Cap Core Portfolio (continued)
    Separate Account Charges 2 45% ........................             --    $  1.117       $         --
    Separate Account Charges 2 50% ........................             --       1.304                 --
    Separate Account Charges 2 65% ........................             --       1.115                 --
    Separate Account Charges 2 60% ........................             --       1.123                 --
  MFS Emerging Growth Portfolio
    Separate Account Charges 1 55% ........................        284,691       1.328            378,210
    Separate Account Charges 1 60% ........................             --       1.232                 --
    Separate Account Charges 1 70% ........................         24,795       1.325             32,859
    Separate Account Charges 1 75% ........................             --       1.324                 --
    Separate Account Charges 1 80% ........................             --       1.228                 --
    Separate Account Charges 1 90% ........................          7,886       1.321             10,417
    Separate Account Charges 1 95% ........................        359,548       1.320            474,467
    Separate Account Charges 2 00% ........................             --       1.224                 --
    Separate Account Charges 2 05% ........................             --       1.083                 --
    Separate Account Charges 2 10% ........................        168,243       1.316            221,477
    Separate Account Charges 2 15% ........................          2,832       1.315              3,724
    Separate Account Charges 2 20% ........................             --       1.221                 --
    Separate Account Charges 2 25% ........................             --       1.100                 --
    Separate Account Charges 2 30% ........................         94,213       1.312            123,608
    Separate Account Charges 2 35% ........................             --       1.099                 --
    Separate Account Charges 2 40% ........................             --       1.081                 --
    Separate Account Charges 2 45% ........................             --       1.098                 --
    Separate Account Charges 2 50% ........................             --       1.308                 --
    Separate Account Charges 2 65% ........................             --       1.097                 --
    Separate Account Charges 2 60% ........................             --       1.080                 --
  MFS Mid Cap Growth Portfolio
    Separate Account Charges 1 55% ........................        250,817       1.440            361,270
    Separate Account Charges 1 60% ........................             --       1.307                 --
    Separate Account Charges 1 70% ........................        261,523       1.437            375,776
    Separate Account Charges 1 75% ........................             --       1.436                 --
    Separate Account Charges 1 80% ........................             --       1.303                 --
    Separate Account Charges 1 90% ........................          6,935       1.432              9,932
    Separate Account Charges 1 95% ........................        542,360       1.431            775,984
    Separate Account Charges 2 00% ........................             --       1.299                 --
    Separate Account Charges 2 05% ........................             --       1.075                 --
    Separate Account Charges 2 10% ........................        339,392       1.427            484,406
    Separate Account Charges 2 15% ........................             --       1.426                 --
    Separate Account Charges 2 20% ........................          7,277       1.296              9,428
    Separate Account Charges 2 25% ........................             --       1.098                 --
    Separate Account Charges 2 30% ........................        102,412       1.422            145,681
    Separate Account Charges 2 35% ........................             --       1.098                 --
    Separate Account Charges 2 40% ........................             --       1.073                 --
    Separate Account Charges 2 45% ........................             --       1.097                 --
    Separate Account Charges 2 50% ........................         15,159       1.418             21,492
    Separate Account Charges 2 65% ........................             --       1.095                 --
    Separate Account Charges 2 60% ........................             --       1.072                 --

                                                                          DECEMBER 31, 2004
                                                               ------------------------------------------

                                                               ACCUMULATION     UNIT
                                                                   UNITS        VALUE         NET ASSETS
                                                               ------------   --------       ------------
The Travelers Series Trust (continued)
  MFS Value Portfolio
    Separate Account Charges 1 55% ........................        347,657    $  1.112       $    386,480
    Separate Account Charges 1 60% ........................             --       1.111                 --
    Separate Account Charges 1 70% ........................         49,676       1.111             55,165
    Separate Account Charges 1 75% ........................             --       1.110                 --
    Separate Account Charges 1 80% ........................             --       1.110                 --
    Separate Account Charges 1 90% ........................         19,559       1.109             21,692
    Separate Account Charges 1 95% ........................        267,807       1.109            296,903
    Separate Account Charges 2 00% ........................             --       1.108                 --
    Separate Account Charges 2 05% ........................         46,164       1.128             52,078
    Separate Account Charges 2 10% ........................         25,909       1.107             28,695
    Separate Account Charges 2 15% ........................             --       1.107                 --
    Separate Account Charges 2 20% ........................         17,723       1.107             19,615
    Separate Account Charges 2 25% ........................             --       1.106                 --
    Separate Account Charges 2 30% ........................        100,462       1.106            111,113
    Separate Account Charges 2 35% ........................             --       1.106                 --
    Separate Account Charges 2 40% ........................             --       1.126                 --
    Separate Account Charges 2 45% ........................             --       1.105                 --
    Separate Account Charges 2 50% ........................         18,132       1.104             20,027
    Separate Account Charges 2 65% ........................             --       1.103                 --
    Separate Account Charges 2 60% ........................             --       1.125                 --
  Pioneer Fund Portfolio
    Separate Account Charges 1 55% ........................         28,729       1.304             37,457
    Separate Account Charges 1 60% ........................             --       1.235                 --
    Separate Account Charges 1 70% ........................          7,615       1.301              9,905
    Separate Account Charges 1 75% ........................             --       1.299                 --
    Separate Account Charges 1 80% ........................             --       1.231                 --
    Separate Account Charges 1 90% ........................         12,939       1.296             16,773
    Separate Account Charges 1 95% ........................        113,538       1.295            147,044
    Separate Account Charges 2 00% ........................             --       1.227                 --
    Separate Account Charges 2 05% ........................             --       1.095                 --
    Separate Account Charges 2 10% ........................         33,805       1.292             43,675
    Separate Account Charges 2 15% ........................             --       1.291                 --
    Separate Account Charges 2 20% ........................             --       1.224                 --
    Separate Account Charges 2 25% ........................             --       1.107                 --
    Separate Account Charges 2 30% ........................             --       1.288                 --
    Separate Account Charges 2 35% ........................             --       1.106                 --
    Separate Account Charges 2 40% ........................          3,277       1.093              3,581
    Separate Account Charges 2 45% ........................             --       1.105                 --
    Separate Account Charges 2 50% ........................         17,727       1.283             22,749
    Separate Account Charges 2 65% ........................             --       1.103                 --
    Separate Account Charges 2 60% ........................             --       1.092                 --
  Social Awareness Stock Portfolio
    Separate Account Charges 1 55% ........................        145,074       1.046            151,772
    Separate Account Charges 1 60% ........................             --       1.046                 --
    Separate Account Charges 1 70% ........................        323,941       1.045            338,550
    Separate Account Charges 1 75% ........................             --       1.045                 --
    Separate Account Charges 1 80% ........................             --       1.044                 --
    Separate Account Charges 1 90% ........................             --       1.044                 --
    Separate Account Charges 1 95% ........................             --       1.043                 --
    Separate Account Charges 2 00% ........................             --       1.043                 --

                                                                          DECEMBER 31, 2004
                                                               ------------------------------------------

                                                               ACCUMULATION     UNIT
                                                                   UNITS        VALUE         NET ASSETS
                                                               ------------   --------       ------------
The Travelers Series Trust (continued)
  Social Awareness Stock Portfolio (continued)
    Separate Account Charges 2 05% ........................          1,962    $  1.077       $      2,114
    Separate Account Charges 2 10% ........................             --       1.042                 --
    Separate Account Charges 2 15% ........................             --       1.042                 --
    Separate Account Charges 2 20% ........................             --       1.042                 --
    Separate Account Charges 2 25% ........................             --       1.041                 --
    Separate Account Charges 2 30% ........................             --       1.041                 --
    Separate Account Charges 2 35% ........................             --       1.040                 --
    Separate Account Charges 2 40% ........................             --       1.075                 --
    Separate Account Charges 2 45% ........................             --       1.040                 --
    Separate Account Charges 2 50% ........................             --       1.039                 --
    Separate Account Charges 2 65% ........................             --       1.038                 --
    Separate Account Charges 2 60% ........................             --       1.074                 --
  Travelers Quality Bond Portfolio
    Separate Account Charges 1 55% ........................      1,784,530       1.033          1,842,714
    Separate Account Charges 1 60% ........................             --       1.009                 --
    Separate Account Charges 1 70% ........................        128,431       1.030            132,297
    Separate Account Charges 1 75% ........................         25,966       1.029             26,723
    Separate Account Charges 1 80% ........................             --       1.006                 --
    Separate Account Charges 1 90% ........................         37,355       1.027             38,350
    Separate Account Charges 1 95% ........................      1,586,210       1.026          1,626,986
    Separate Account Charges 2 00% ........................             --       1.003                 --
    Separate Account Charges 2 05% ........................         44,313       1.033             45,792
    Separate Account Charges 2 10% ........................        587,025       1.023            600,644
    Separate Account Charges 2 15% ........................         10,747       1.022             10,986
    Separate Account Charges 2 20% ........................         19,704       1.000             19,700
    Separate Account Charges 2 25% ........................             --       0.992                 --
    Separate Account Charges 2 30% ........................        118,822       1.020            121,174
    Separate Account Charges 2 35% ........................             --       0.992                 --
    Separate Account Charges 2 40% ........................             --       1.031                 --
    Separate Account Charges 2 45% ........................             --       0.991                 --
    Separate Account Charges 2 50% ........................             --       1.016                 --
    Separate Account Charges 2 65% ........................             --       0.989                 --
    Separate Account Charges 2 60% ........................             --       1.030                 --
  U.S. Government Securities Portfolio
    Separate Account Charges 1 55% ........................         37,571       1.047             39,330
    Separate Account Charges 1 60% ........................             --       1.046                 --
    Separate Account Charges 1 70% ........................             --       1.046                 --
    Separate Account Charges 1 75% ........................             --       1.045                 --
    Separate Account Charges 1 80% ........................             --       1.045                 --
    Separate Account Charges 1 90% ........................          5,459       1.044              5,701
    Separate Account Charges 1 95% ........................        216,653       1.044            226,180
    Separate Account Charges 2 00% ........................             --       1.044                 --
    Separate Account Charges 2 05% ........................         24,004       1.074             25,785
    Separate Account Charges 2 10% ........................        118,760       1.043            123,856
    Separate Account Charges 2 15% ........................             --       1.043                 --
    Separate Account Charges 2 20% ........................             --       1.042                 --
    Separate Account Charges 2 25% ........................             --       1.042                 --
    Separate Account Charges 2 30% ........................         85,213       1.041             88,748
    Separate Account Charges 2 35% ........................             --       1.041                 --

                                                                          DECEMBER 31, 2004
                                                               ------------------------------------------

                                                               ACCUMULATION     UNIT
                                                                   UNITS        VALUE         NET ASSETS
                                                               ------------   --------       ------------
The Travelers Series Trust (continued)
  U.S. Government Securities Portfolio (continued)
    Separate Account Charges 2 40% ........................             --    $  1.072       $         --
    Separate Account Charges 2 45% ........................             --       1.040                 --
    Separate Account Charges 2 50% ........................             --       1.040                 --
    Separate Account Charges 2 65% ........................             --       1.039                 --
    Separate Account Charges 2 60% ........................             --       1.071                 --

Travelers Series Fund Inc.
  AIM Capital Appreciation Portfolio
    Separate Account Charges 1 55% ........................        137,921       1.286            177,305
    Separate Account Charges 1 60% ........................             --       1.212                 --
    Separate Account Charges 1 70% ........................         19,140       1.282             24,546
    Separate Account Charges 1 75% ........................             --       1.281                 --
    Separate Account Charges 1 80% ........................             --       1.208                 --
    Separate Account Charges 1 90% ........................         15,975       1.278             20,419
    Separate Account Charges 1 95% ........................        501,731       1.277            640,699
    Separate Account Charges 2 00% ........................             --       1.204                 --
    Separate Account Charges 2 05% ........................          2,948       1.056              3,114
    Separate Account Charges 2 10% ........................        137,133       1.274            174,690
    Separate Account Charges 2 15% ........................             --       1.273                 --
    Separate Account Charges 2 20% ........................             --       1.201                 --
    Separate Account Charges 2 25% ........................             --       1.063                 --
    Separate Account Charges 2 30% ........................        117,877       1.270            149,657
    Separate Account Charges 2 35% ........................             --       1.062                 --
    Separate Account Charges 2 40% ........................             --       1.054                 --
    Separate Account Charges 2 45% ........................             --       1.061                 --
    Separate Account Charges 2 50% ........................         16,046       1.265             20,304
    Separate Account Charges 2 65% ........................             --       1.060                 --
    Separate Account Charges 2 60% ........................             --       1.053                 --
  MFS Total Return Portfolio
    Separate Account Charges 1 55% ........................      1,601,590       1.236          1,979,481
    Separate Account Charges 1 60% ........................             --       1.166                 --
    Separate Account Charges 1 70% ........................        554,397       1.233            683,538
    Separate Account Charges 1 75% ........................         25,107       1.232             30,927
    Separate Account Charges 1 80% ........................             --       1.162                 --
    Separate Account Charges 1 90% ........................        330,615       1.229            406,265
    Separate Account Charges 1 95% ........................      3,886,364       1.228          4,771,280
    Separate Account Charges 2 00% ........................             --       1.159                 --
    Separate Account Charges 2 05% ........................        105,770       1.097            116,084
    Separate Account Charges 2 10% ........................      1,976,993       1.225          2,421,242
    Separate Account Charges 2 15% ........................         97,035       1.224            118,731
    Separate Account Charges 2 20% ........................         39,475       1.155             45,612
    Separate Account Charges 2 25% ........................             --       1.080                 --
    Separate Account Charges 2 30% ........................        688,104       1.221            839,907
    Separate Account Charges 2 35% ........................             --       1.079                 --
    Separate Account Charges 2 40% ........................             --       1.095                 --
    Separate Account Charges 2 45% ........................             --       1.079                 --
    Separate Account Charges 2 50% ........................         49,550       1.217             60,279
    Separate Account Charges 2 65% ........................             --       1.077                 --
    Separate Account Charges 2 60% ........................             --       1.094                 --

                                                                          DECEMBER 31, 2004
                                                               ------------------------------------------

                                                               ACCUMULATION     UNIT
                                                                   UNITS        VALUE         NET ASSETS
                                                               ------------   --------       ------------
Travelers Series Fund Inc. (continued)
  Pioneer Strategic Income Portfolio
    Separate Account Charges 1 55% ........................         90,999    $  1.086       $     98,803
    Separate Account Charges 1 60% ........................             --       1.085                 --
    Separate Account Charges 1 70% ........................         24,767       1.085             26,864
    Separate Account Charges 1 75% ........................             --       1.084                 --
    Separate Account Charges 1 80% ........................             --       1.084                 --
    Separate Account Charges 1 90% ........................             --       1.083                 --
    Separate Account Charges 1 95% ........................        146,844       1.083            159,004
    Separate Account Charges 2 00% ........................             --       1.082                 --
    Separate Account Charges 2 05% ........................         11,519       1.106             12,735
    Separate Account Charges 2 10% ........................        114,432       1.082            123,781
    Separate Account Charges 2 15% ........................             --       1.081                 --
    Separate Account Charges 2 20% ........................             --       1.081                 --
    Separate Account Charges 2 25% ........................             --       1.081                 --
    Separate Account Charges 2 30% ........................         45,761       1.080             49,433
    Separate Account Charges 2 35% ........................             --       1.080                 --
    Separate Account Charges 2 40% ........................             --       1.103                 --
    Separate Account Charges 2 45% ........................             --       1.079                 --
    Separate Account Charges 2 50% ........................         11,530       1.079             12,438
    Separate Account Charges 2 65% ........................             --       1.078                 --
    Separate Account Charges 2 60% ........................             --       1.102                 --
  SB Adjustable Rate Income Portfolio - Class I Shares
    Separate Account Charges 1 55% ........................         73,312       0.995             72,947
    Separate Account Charges 1 60% ........................             --       0.994                 --
    Separate Account Charges 1 70% ........................         73,596       0.993             73,087
    Separate Account Charges 1 75% ........................             --       0.992                 --
    Separate Account Charges 1 80% ........................             --       0.992                 --
    Separate Account Charges 1 90% ........................          6,878       0.990              6,812
    Separate Account Charges 1 95% ........................        568,360       0.990            562,587
    Separate Account Charges 2 00% ........................             --       0.989                 --
    Separate Account Charges 2 05% ........................         42,660       0.999             42,636
    Separate Account Charges 2 10% ........................        368,041       0.988            363,597
    Separate Account Charges 2 15% ........................             --       0.987                 --
    Separate Account Charges 2 20% ........................         34,885       0.987             34,421
    Separate Account Charges 2 25% ........................             --       0.990                 --
    Separate Account Charges 2 30% ........................         63,905       0.985             62,969
    Separate Account Charges 2 35% ........................             --       0.989                 --
    Separate Account Charges 2 40% ........................          4,290       0.997              4,280
    Separate Account Charges 2 45% ........................             --       0.988                 --
    Separate Account Charges 2 50% ........................             --       0.983                 --
    Separate Account Charges 2 65% ........................             --       0.987                 --
    Separate Account Charges 2 60% ........................             --       0.996                 --
  Strategic Equity Portfolio
    Separate Account Charges 1 55% ........................        129,587       1.334            172,809
    Separate Account Charges 1 60% ........................             --       1.240                 --
    Separate Account Charges 1 70% ........................         13,198       1.330             17,558
    Separate Account Charges 1 75% ........................             --       1.329                 --
    Separate Account Charges 1 80% ........................             --       1.237                 --
    Separate Account Charges 1 90% ........................         36,975       1.326             49,023
    Separate Account Charges 1 95% ........................        460,765       1.325            610,347

                                                                          DECEMBER 31, 2004
                                                               ------------------------------------------

                                                               ACCUMULATION     UNIT
                                                                   UNITS        VALUE         NET ASSETS
                                                               ------------   --------       ------------
Travelers Series Fund Inc. (continued)
  Strategic Equity Portfolio (continued)
    Separate Account Charges 2 00% ........................             --    $  1.233       $         --
    Separate Account Charges 2 05% ........................          4,346       1.100              4,778
    Separate Account Charges 2 10% ........................         93,113       1.321            123,041
    Separate Account Charges 2 15% ........................          8,236       1.320             10,873
    Separate Account Charges 2 20% ........................             --       1.229                 --
    Separate Account Charges 2 25% ........................             --       1.101                 --
    Separate Account Charges 2 30% ........................         12,026       1.317             15,838
    Separate Account Charges 2 35% ........................             --       1.100                 --
    Separate Account Charges 2 40% ........................             --       1.097                 --
    Separate Account Charges 2 45% ........................             --       1.099                 --
    Separate Account Charges 2 50% ........................          1,170       1.313              1,535
    Separate Account Charges 2 65% ........................             --       1.098                 --
    Separate Account Charges 2 60% ........................             --       1.096                 --

Van Kampen Life Investment Trust
  Comstock Portfolio - Class II Shares
    Separate Account Charges 1 55% ........................        277,863       1.458            405,141
    Separate Account Charges 1 60% ........................             --       1.318                 --
    Separate Account Charges 1 70% ........................        111,964       1.454            162,853
    Separate Account Charges 1 75% ........................             --       1.453                 --
    Separate Account Charges 1 80% ........................             --       1.314                 --
    Separate Account Charges 1 90% ........................         32,234       1.450             46,728
    Separate Account Charges 1 95% ........................        956,359       1.448          1,385,114
    Separate Account Charges 2 00% ........................             --       1.310                 --
    Separate Account Charges 2 05% ........................          5,749       1.133              6,512
    Separate Account Charges 2 10% ........................        440,863       1.445            636,961
    Separate Account Charges 2 15% ........................         81,080       1.443            117,038
    Separate Account Charges 2 20% ........................             --       1.306                 --
    Separate Account Charges 2 25% ........................             --       1.135                 --
    Separate Account Charges 2 30% ........................         75,687       1.440            108,987
    Separate Account Charges 2 35% ........................             --       1.134                 --
    Separate Account Charges 2 40% ........................          4,747       1.131              5,367
    Separate Account Charges 2 45% ........................             --       1.133                 --
    Separate Account Charges 2 50% ........................         47,094       1.435             67,587
    Separate Account Charges 2 65% ........................             --       1.132                 --
    Separate Account Charges 2 60% ........................             --       1.129                 --
  Enterprise Portfolio - Class II Shares
    Separate Account Charges 1 55% ........................          7,821       1.214              9,494
    Separate Account Charges 1 60% ........................             --       1.151                 --
    Separate Account Charges 1 70% ........................             --       1.211                 --
    Separate Account Charges 1 75% ........................             --       1.210                 --
    Separate Account Charges 1 80% ........................             --       1.147                 --
    Separate Account Charges 1 90% ........................          8,462       1.207             10,212
    Separate Account Charges 1 95% ........................         55,324       1.206             66,708
    Separate Account Charges 2 00% ........................             --       1.144                 --
    Separate Account Charges 2 05% ........................             --       1.039                 --
    Separate Account Charges 2 10% ........................         27,278       1.203             32,812
    Separate Account Charges 2 15% ........................             --       1.202                 --
    Separate Account Charges 2 20% ........................             --       1.140                 --

                                                                          DECEMBER 31, 2004
                                                               ------------------------------------------

                                                               ACCUMULATION     UNIT
                                                                   UNITS        VALUE         NET ASSETS
                                                               ------------   --------       ------------
Van Kampen Life Investment Trust (continued)
  Enterprise Portfolio - Class II Shares (continued)
    Separate Account Charges 2 25% ........................             --    $  1.043       $         --
    Separate Account Charges 2 30% ........................             --       1.199                 --
    Separate Account Charges 2 35% ........................             --       1.043                 --
    Separate Account Charges 2 40% ........................             --       1.037                 --
    Separate Account Charges 2 45% ........................             --       1.042                 --
    Separate Account Charges 2 50% ........................          2,792       1.195              3,335
    Separate Account Charges 2 65% ........................             --       1.040                 --
    Separate Account Charges 2 60% ........................             --       1.036                 --

Variable Insurance Products Fund II
  Contrafund(R) Portfolio - Service Class 2
    Separate Account Charges 1 55% ........................        486,471       1.406            683,931
    Separate Account Charges 1 60% ........................             --       1.320                 --
    Separate Account Charges 1 70% ........................        164,548       1.402            230,775
    Separate Account Charges 1 75% ........................             --       1.401                 --
    Separate Account Charges 1 80% ........................             --       1.316                 --
    Separate Account Charges 1 90% ........................          5,680       1.398              7,939
    Separate Account Charges 1 95% ........................      1,604,159       1.396          2,240,196
    Separate Account Charges 2 00% ........................             --       1.312                 --
    Separate Account Charges 2 05% ........................         59,050       1.109             65,477
    Separate Account Charges 2 10% ........................        864,914       1.393          1,204,920
    Separate Account Charges 2 15% ........................         82,985       1.392            115,501
    Separate Account Charges 2 20% ........................             --       1.308                 --
    Separate Account Charges 2 25% ........................             --       1.128                 --
    Separate Account Charges 2 30% ........................        383,209       1.388            532,065
    Separate Account Charges 2 35% ........................             --       1.127                 --
    Separate Account Charges 2 40% ........................             --       1.107                 --
    Separate Account Charges 2 45% ........................             --       1.126                 --
    Separate Account Charges 2 50% ........................         22,000       1.384             30,443
    Separate Account Charges 2 65% ........................             --       1.125                 --
    Separate Account Charges 2 60% ........................             --       1.105                 --

Variable Insurance Products Fund III
  Dynamic Capital Appreciation Portfolio - Service Class 2
    Separate Account Charges 1 55% ........................        148,932       1.182            176,056
    Separate Account Charges 1 60% ........................             --       1.095                 --
    Separate Account Charges 1 70% ........................          3,849       1.179              4,540
    Separate Account Charges 1 75% ........................             --       1.178                 --
    Separate Account Charges 1 80% ........................             --       1.091                 --
    Separate Account Charges 1 90% ........................          1,957       1.175              2,300
    Separate Account Charges 1 95% ........................        114,967       1.174            134,996
    Separate Account Charges 2 00% ........................             --       1.088                 --
    Separate Account Charges 2 05% ........................             --       1.042                 --
    Separate Account Charges 2 10% ........................         38,545       1.171             45,150
    Separate Account Charges 2 15% ........................             --       1.170                 --
    Separate Account Charges 2 20% ........................             --       1.085                 --
    Separate Account Charges 2 25% ........................             --       1.032                 --
    Separate Account Charges 2 30% ........................         33,614       1.167             39,242
    Separate Account Charges 2 35% ........................             --       1.031                 --
    Separate Account Charges 2 40% ........................             --       1.040                 --

                                                                          DECEMBER 31, 2004
                                                               ------------------------------------------

                                                               ACCUMULATION     UNIT
                                                                   UNITS        VALUE         NET ASSETS
                                                               ------------   --------       ------------
Variable Insurance Products Fund III (continued)
  Dynamic Capital Appreciation Portfolio - Service Class 2 (continued)
    Separate Account Charges 2 45% ........................             --    $  1.030       $         --
    Separate Account Charges 2 50% ........................          1,333       1.164              1,550
    Separate Account Charges 2 65% ........................             --       1.028                 --
    Separate Account Charges 2 60% ........................             --       1.038                 --
  Mid Cap Portfolio - Service Class 2
    Separate Account Charges 1 55% ........................        846,869       1.732          1,466,714
    Separate Account Charges 1 60% ........................             --       1.559                 --
    Separate Account Charges 1 70% ........................        221,510       1.728            382,703
    Separate Account Charges 1 75% ........................          1,803       1.726              3,112
    Separate Account Charges 1 80% ........................             --       1.555                 --
    Separate Account Charges 1 90% ........................         16,922       1.722             29,138
    Separate Account Charges 1 95% ........................      1,456,215       1.720          2,505,213
    Separate Account Charges 2 00% ........................             --       1.550                 --
    Separate Account Charges 2 05% ........................        182,086       1.229            223,810
    Separate Account Charges 2 10% ........................        870,163       1.716          1,493,347
    Separate Account Charges 2 15% ........................          5,056       1.715              8,668
    Separate Account Charges 2 20% ........................         12,304       1.545             19,015
    Separate Account Charges 2 25% ........................             --       1.199                 --
    Separate Account Charges 2 30% ........................        175,751       1.710            300,609
    Separate Account Charges 2 35% ........................             --       1.198                 --
    Separate Account Charges 2 40% ........................             --       1.227                 --
    Separate Account Charges 2 45% ........................             --       1.197                 --
    Separate Account Charges 2 50% ........................         33,698       1.705             57,446
    Separate Account Charges 2 65% ........................             --       1.195                 --
    Separate Account Charges 2 60% ........................             --       1.225                 --
                                                                                             ------------

Net Contract Owners' Equity ...............................                                  $472,159,879
                                                                                             ============

6. STATEMENT OF INVESTMENTS                                                               FOR THE YEAR ENDED DECEMBER 31, 2004
                                                                                 --------------------------------------------------

INVESTMENTS                                                                         NO. OF       MARKET      COST OF      PROCEEDS
                                                                                    SHARES       VALUE      PURCHASES    FROM SALES
                                                                                 -----------  -----------  -----------  -----------
CAPITAL APPRECIATION FUND (0.3%)
    Total (Cost $1,224,617)                                                           22,004  $ 1,457,333  $   970,839  $    68,747
                                                                                 -----------  -----------  -----------  -----------

HIGH YIELD BOND TRUST (0.1%)
    Total (Cost $706,653)                                                             69,952      693,222      733,267       27,597
                                                                                 -----------  -----------  -----------  -----------

MANAGED ASSETS TRUST (0.2%)
    Total (Cost $954,855)                                                             59,187      986,643      964,545       10,226
                                                                                 -----------  -----------  -----------  -----------

MONEY MARKET PORTFOLIO (2.3%)
    Total (Cost $11,086,137)                                                      11,086,137   11,086,137   27,308,525   20,874,755
                                                                                 -----------  -----------  -----------  -----------

AIM VARIABLE INSURANCE FUNDS, INC. (2.0%)
  AIM V.I. Capital Appreciation Fund - Series II (Cost $5,033,121)                   242,502    5,456,300    3,758,864      237,339
  AIM V.I. Mid Cap Core Equity Fund - Series II (Cost $3,311,255)                    273,011    3,560,066    2,535,929      336,819
  AIM V.I. Utilities Fund (Cost $421,679)                                             31,640      493,906      694,905      381,744
                                                                                 -----------  -----------  -----------  -----------
    Total (Cost $8,766,055)                                                          547,153    9,510,272    6,989,698      955,902
                                                                                 -----------  -----------  -----------  -----------

ALLIANCEBERNSTEIN VARIABLE PRODUCT SERIES FUND, INC. (0.3%)
  AllianceBernstein Premier Growth Portfolio - Class B
    Total (Cost $1,215,740)                                                           58,006    1,340,526      901,308      107,712
                                                                                 -----------  -----------  -----------  -----------

AMERICAN FUNDS INSURANCE SERIES (7.4%)
  Global Growth Fund - Class 2 Shares (Cost $5,018,525)                              330,048    5,686,731    4,066,411      157,742
  Growth Fund - Class 2 Shares (Cost $13,428,160)                                    292,733   14,958,679   11,276,252      462,962
  Growth-Income Fund - Class 2 Shares (Cost $13,177,519)                             391,948   14,360,975   10,410,363      129,170
                                                                                 -----------  -----------  -----------  -----------
    Total (Cost $31,624,204)                                                       1,014,729   35,006,385   25,753,026      749,874
                                                                                 -----------  -----------  -----------  -----------

CREDIT SUISSE TRUST (0.5%)
  Credit Suisse Trust Emerging Markets Portfolio (Cost $1,536,617)                   141,629    1,875,165    1,573,312      102,702
  Credit Suisse Trust Global Post-Venture Capital Portfolio (Cost $341,005)           35,340      394,042      359,815       50,407
                                                                                 -----------  -----------  -----------  -----------
    Total (Cost $1,877,622)                                                          176,969    2,269,207    1,933,127      153,109
                                                                                 -----------  -----------  -----------  -----------

DELAWARE VIP TRUST (0.9%)
  Delaware VIP REIT Series - Standard Class
    Total (Cost $3,632,994)                                                          232,560    4,437,251    2,973,488      112,417
                                                                                 -----------  -----------  -----------  -----------

DREYFUS INVESTMENT PORTFOLIO (0.9%)
  Dreyfus MidCap Stock Portfolio - Service Shares
    Total (Cost $3,976,927)                                                          251,823    4,424,524    3,287,810      173,798
                                                                                 -----------  -----------  -----------  -----------

DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC. (0.0%)
  Dreyfus Socially Responsible Growth Fund, Inc.- Service Shares
    Total (Cost $83,605)                                                               3,635       91,094       70,174        4,723
                                                                                 -----------  -----------  -----------  -----------

DREYFUS VARIABLE INVESTMENT FUND (1.1%)
  Dreyfus VIF Appreciation Portfolio - Initial Shares (Cost $1,451,248)               43,016    1,529,667      932,398      155,457
  Dreyfus VIF Developing Leaders Portfolio - Initial Shares (Cost $3,225,622)         86,864    3,609,208    2,216,566       35,510
                                                                                 -----------  -----------  -----------  -----------
    Total (Cost $4,676,870)                                                          129,880    5,138,875    3,148,964      190,967
                                                                                 -----------  -----------  -----------  -----------

6. STATEMENT OF INVESTMENTS (CONTINUED)                                                  FOR THE YEAR ENDED DECEMBER 31, 2004
                                                                                 --------------------------------------------------

INVESTMENTS                                                                         NO. OF       MARKET      COST OF      PROCEEDS
                                                                                    SHARES       VALUE      PURCHASES    FROM SALES
                                                                                 -----------  -----------  -----------  -----------
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (6.7%)
  Franklin Rising Dividends Securities Fund - Class 2 Shares (Cost $10,639,487)      663,910  $11,625,070  $ 8,220,371  $   422,806
  Franklin Small Cap Fund - Class 2 Shares (Cost $4,294,479)                         246,726    4,793,885    3,247,027      212,731
  Mutual Shares Securities Fund - Class 2 Shares (Cost $2,345,516)                   158,192    2,632,318    1,739,097       43,353
  Templeton Developing Markets Securities Fund - Class 2 Shares
    (Cost $2,356,975)                                                                325,257    2,819,976    2,221,725       99,544
  Templeton Foreign Securities Fund - Class 2 Shares (Cost $4,957,776)               399,913    5,738,753    3,898,653      108,037
  Templeton Growth Securities Fund - Class 2 Shares (Cost $3,383,769)                304,073    3,901,257    2,617,499       25,106
                                                                                 -----------  -----------  -----------  -----------
    Total (Cost $27,978,002)                                                       2,098,071   31,511,259   21,944,372      911,577
                                                                                 -----------  -----------  -----------  -----------

GREENWICH STREET SERIES FUND (3.8%)
  Equity Index Portfolio - Class II Shares (Cost $5,867,219)                         217,149    6,410,252    4,450,190      206,100
  Salomon Brothers Variable Aggressive Growth Fund - Class I Shares
    (Cost $2,937,604)                                                                150,208    3,188,909    2,400,679      103,661
  Salomon Brothers Variable Aggressive Growth Fund - Class II Shares
    (Cost $6,528,420)                                                                337,239    7,098,875    4,753,169      621,865
  Salomon Brothers Variable Growth & Income Fund - Class I Shares
    (Cost $1,177,054)                                                                263,207    1,292,345      780,517       34,869
                                                                                 -----------  -----------  -----------  -----------
    Total (Cost $16,510,297)                                                         967,803   17,990,381   12,384,555      966,495
                                                                                 -----------  -----------  -----------  -----------

JANUS ASPEN SERIES (0.6%)
  Balanced Portfolio - Service Shares (Cost $871,924)                                 37,303      941,519      417,972       56,390
  Global Life Sciences Portfolio - Service Shares (Cost $668,261)                     93,542      736,176      520,999       33,972
  Global Technology Portfolio - Service Shares (Cost $646,582)                       197,086      699,655      452,099       42,698
  Worldwide Growth Portfolio - Service Shares (Cost $359,728)                         14,788      393,669      155,542       11,428
                                                                                 -----------  -----------  -----------  -----------
    Total (Cost $2,546,495)                                                          342,719    2,771,019    1,546,612      144,488
                                                                                 -----------  -----------  -----------  -----------

LAZARD RETIREMENT SERIES, INC. (0.5%)
  Lazard Retirement Small Cap Portfolio
    Total (Cost $2,113,481)                                                          142,436    2,407,161    1,738,645      125,835
                                                                                 -----------  -----------  -----------  -----------

LORD ABBETT SERIES FUND, INC. (1.5%)
  Growth and Income Portfolio (Cost $3,019,395)                                      122,141    3,319,804    2,566,504       19,189
  Mid-Cap Value Portfolio (Cost $3,250,776)                                          178,895    3,719,225    2,755,926       55,330
                                                                                 -----------  -----------  -----------  -----------
    Total (Cost $6,270,171)                                                          301,036    7,039,029    5,322,430       74,519
                                                                                 -----------  -----------  -----------  -----------

MERRILL LYNCH VARIABLE SERIES FUNDS, INC. (0.6%)
  Merrill Lynch Global Allocation V.I. Fund - Class III (Cost $1,715,594)            151,634    1,755,917    1,731,585       16,408
  Merrill Lynch Value Opportunities V.I. Fund - Class III (Cost $1,428,075)          135,951    1,223,558    1,463,645       35,260
                                                                                 -----------  -----------  -----------  -----------
    Total (Cost $3,143,669)                                                          287,585    2,979,475    3,195,230       51,668
                                                                                 -----------  -----------  -----------  -----------

OPPENHEIMER VARIABLE ACCOUNT FUNDS (2.5%)
  Oppenheimer Capital Appreciation Fund/VA - Service Shares (Cost $4,532,848)        133,580    4,906,388    3,255,047      183,210
  Oppenheimer Global Securities Fund/VA - Service Shares (Cost $5,370,745)           214,490    6,291,006    4,387,538      276,749
  Oppenheimer Main Street Fund/VA - Service Shares (Cost $323,621)                    16,905      349,940      326,971        3,564
                                                                                 -----------  -----------  -----------  -----------
    Total (Cost $10,227,214)                                                         364,975   11,547,334    7,969,556      463,523
                                                                                 -----------  -----------  -----------  -----------

PIMCO VARIABLE INSURANCE TRUST (2.3%)
  Real Return Portfolio - Administrative Class (Cost $3,315,857)                     261,197    3,374,669    2,879,237      226,890
  Total Return Portfolio - Administrative Class (Cost $7,457,524)                    715,948    7,524,611    5,207,122      173,395
                                                                                 -----------  -----------  -----------  -----------
    Total (Cost $10,773,381)                                                         977,145   10,899,280    8,086,359      400,285
                                                                                 -----------  -----------  -----------  -----------

6. STATEMENT OF INVESTMENTS (CONTINUED)                                                 FOR THE YEAR ENDED DECEMBER 31, 2004
                                                                                 --------------------------------------------------

INVESTMENTS                                                                         NO. OF       MARKET      COST OF      PROCEEDS
                                                                                    SHARES       VALUE      PURCHASES    FROM SALES
                                                                                 -----------  -----------  -----------  -----------
PIONEER VARIABLE CONTRACTS TRUST (27.2%)
  Pioneer America Income VCT Portfolio - Class II Shares (Cost $7,593,472)           742,388  $ 7,512,962  $ 6,741,052  $ 1,451,066
  Pioneer Balanced VCT Portfolio - Class II Shares (Cost $5,945,410)                 429,672    6,178,679    3,614,203      451,694
  Pioneer Emerging Markets VCT Portfolio - Class II Shares (Cost $3,004,084)         173,854    3,534,452    2,787,055      338,196
  Pioneer Equity Income VCT Portfolio - Class II Shares (Cost $9,180,249)            503,002   10,402,078    6,872,896      682,310
  Pioneer Europe VCT Portfolio - Class II Shares (Cost $276,240)                      32,565      339,977      181,109       29,448
  Pioneer Fund VCT Portfolio - Class II Shares (Cost $13,883,837)                    754,804   15,481,035    9,693,505      422,811
  Pioneer Growth Shares VCT Portfolio - Class II Shares (Cost $4,784,057)            406,804    5,235,572    3,123,008      254,780
  Pioneer High Yield VCT Portfolio - Class II Shares (Cost $34,031,521)            3,009,467   35,120,485   32,196,370   11,631,451
  Pioneer International Value VCT Portfolio - Class II Shares (Cost $2,025,583)      201,562    2,386,496    1,723,661      423,730
  Pioneer Mid Cap Value VCT Portfolio - Class II Shares (Cost $7,767,673)            376,345    9,197,868    6,094,085    1,001,822
  Pioneer Oak Ridge Large Cap Growth VCT Portfolio - Class II Shares
    (Cost $1,699,337)                                                                165,193    1,831,990    1,756,645       58,923
  Pioneer Papp America-Pacific Rim Fund VCT - Class II Shares (Cost $611,321)         62,767      636,455      642,534       29,867
  Pioneer Papp Small & Mid Cap Growth VCT Portfolio - Class II Shares
    (Cost $904,358)                                                                   86,748      942,953    1,291,580      365,828
  Pioneer Real Estate Shares VCT Portfolio - Class II Shares (Cost $5,246,839)       272,452    6,609,691    3,921,115      390,293
  Pioneer Small Cap Value VCT Portfolio - Class II Shares (Cost $4,973,591)          396,122    5,922,019    3,702,172      575,194
  Pioneer Small Company VCT Portfolio - Class II Shares (Cost $1,090,693)             96,522    1,240,313      732,342      103,679
  Pioneer Strategic Income VCT Portfolio - Class II Shares (Cost $10,578,983)        975,468   10,983,773    8,577,957      591,255
  Pioneer Value VCT Portfolio - Class II Shares (Cost $4,312,772)                    354,911    4,755,803    3,664,918       96,581
                                                                                 -----------  -----------  -----------  -----------
    Total (Cost $117,910,020)                                                      9,040,646  128,312,601   97,316,207   18,898,928
                                                                                 -----------  -----------  -----------  -----------

PUTNAM VARIABLE TRUST (0.9%)
  Putnam VT International Equity Fund - Class IB Shares (Cost $219,012)               18,066      265,756      105,125       29,296
  Putnam VT Small Cap Value Fund - Class IB Shares (Cost $3,088,278)                 167,654    3,820,824    2,387,296       53,219
                                                                                 -----------  -----------  -----------  -----------
    Total (Cost $3,307,290)                                                          185,720    4,086,580    2,492,421       82,515
                                                                                 -----------  -----------  -----------  -----------

SALOMON BROTHERS VARIABLE SERIES FUNDS INC. (3.0%)
  All Cap Fund - Class I (Cost $2,360,288)                                           152,093    2,559,720    1,943,464       50,006
  Investors Fund - Class I (Cost $1,743,712)                                         140,624    1,942,018    1,112,782       74,951
  Large Cap Growth Fund - Class I (Cost $2,127,733)                                  187,381    2,194,235    1,803,646       83,229
  Small Cap Growth Fund - Class I (Cost $2,713,118)                                  226,304    3,188,620    2,113,114       64,595
  Total Return Fund - Class II (Cost $3,968,716)                                     365,012    4,164,784    2,461,044      250,394
                                                                                 -----------  -----------  -----------  -----------
    Total (Cost $12,913,567)                                                       1,071,414   14,049,377    9,434,050      523,175
                                                                                 -----------  -----------  -----------  -----------

SCUDDER INVESTMENTS VIT FUNDS (0.7%)
  Scudder Real Estate Securities Portfolio - Class B
    Total (Cost $2,826,810)                                                          215,480    3,514,479    2,385,925      127,194
                                                                                 -----------  -----------  -----------  -----------

SCUDDER VARIABLE SERIES I (2.0%)
  21st Century Growth Portfolio - Class B (Cost $467,365)                             97,537      509,145      398,675       15,181
  Capital Growth Portfolio - Class B (Cost $1,470,078)                               101,789    1,586,887    1,177,562       67,266
  Global Discovery Portfolio - Class B (Cost $1,376,109)                             131,718    1,662,282    1,142,186       82,789
  Growth and Income Portfolio - Class B (Cost $1,872,119)                            221,107    2,045,241    1,575,967      140,753
  Health Sciences Portfolio - Class B (Cost $1,539,175)                              141,144    1,681,029    1,162,797      141,463
  International Portfolio - Class B (Cost $1,745,212)                                214,041    2,029,109    1,502,077       30,273
                                                                                 -----------  -----------  -----------  -----------
    Total (Cost $8,470,058)                                                          907,336    9,513,693    6,959,264      477,725
                                                                                 -----------  -----------  -----------  -----------

SCUDDER VARIABLE SERIES II (19.2%)
  Scudder Aggressive Growth Portfolio - Class B (Cost $328,896)                       36,091      352,249      254,870      150,778
  Scudder Blue Chip Portfolio - Class B (Cost $2,634,986)                            217,471    2,957,601    2,345,756      352,359
  Scudder Conservative Income Strategy Portfolio - Class B (Cost $56,425)              5,568       58,404       56,744          325
  Scudder Fixed Income Portfolio - Class B (Cost $6,247,064)                         529,359    6,373,482    6,093,692    1,272,777
  Scudder Global Blue Chip Portfolio - Class B (Cost $1,253,258)                     123,155    1,450,771    1,117,163       70,234
  Scudder Growth & Income Strategy Portfolio - Class B (Cost $3,146,804)             300,595    3,258,455    3,257,107      111,040

6. STATEMENT OF INVESTMENTS (CONTINUED)                                                  FOR THE YEAR ENDED DECEMBER 31, 2004
                                                                                 --------------------------------------------------

INVESTMENTS                                                                        NO. OF        MARKET      COST OF      PROCEEDS
                                                                                   SHARES        VALUE      PURCHASES    FROM SALES
                                                                                 -----------  -----------  -----------  -----------
SCUDDER VARIABLE SERIES II (CONTINUED)
  Scudder Growth Portfolio - Class B (Cost $1,067,662)                                59,351    1,146,073      789,417       12,200
  Scudder Growth Strategy Portfolio - Class B (Cost $2,565,686)                      244,348    2,695,163    2,780,395      216,692
  Scudder High Income Portfolio - Class B (Cost $3,816,081)                          471,047    4,131,083    2,861,322      166,990
  Scudder Income & Growth Strategy Portfolio - Class B (Cost $1,565,182)             152,948    1,630,422    1,677,401      112,994
  Scudder International Select Equity Portfolio - Class B (Cost $3,985,133)          395,438    4,697,807    3,693,107      196,255
  Scudder Money Market Portfolio - Class B (Cost $6,014,058)                       6,014,058    6,014,058    7,029,359    4,155,332
  Scudder Small Cap Growth Portfolio - Class B (Cost $2,010,406)                     178,963    2,233,453    1,702,650      173,744
  Scudder Strategic Income Portfolio - Class B (Cost $2,726,904)                     242,647    2,955,435    3,102,431      893,645
  Scudder Technology Growth Portfolio - Class B (Cost $1,257,711)                    154,470    1,379,419      826,394       94,809
  Scudder Total Return Portfolio - Class B (Cost $2,994,928)                         140,990    3,149,724    2,673,233       47,429
  SVS Davis Venture Value Portfolio - Class B (Cost $7,345,186)                      710,796    8,145,724    7,433,770    1,270,720
  SVS Dreman Financial Services Portfolio - Class B (Cost $1,356,115)                110,474    1,499,126    1,050,930       68,075
  SVS Dreman High Return Equity Portfolio - Class B (Cost $5,775,404)                514,495    6,498,071    5,390,424      484,649
  SVS Dreman Small Cap Value Portfolio - Class B (Cost $4,889,918)                   294,741    5,900,714    4,076,226       85,541
  SVS Eagle Focused Large Cap Growth Portfolio - Class B (Cost $1,865,799)           226,137    1,971,911    1,515,524      151,251
  SVS Focus Value & Growth Portfolio - Class B (Cost $516,491)                        41,566      580,675      498,338       40,834
  Scudder Government & Agency Securities Portfolio - Class B (Cost $3,268,754)       267,230    3,343,051    3,122,757      334,488
  Scudder Large Cap Value Portfolio - Class B (Cost $3,059,063)                      214,994    3,390,460    2,227,950      322,760
  SVS Index 500 Portfolio - Class B (Cost $5,657,584)                                677,761    6,160,846    5,406,128      111,316
  SVS INVESCO Dynamic Growth Portfolio - Class B (Cost $353,791)                      43,593      398,878      288,055       30,655
  SVS Janus Growth And Income Portfolio - Class B (Cost $1,845,129)                  212,040    2,082,237    1,381,969      151,691
  SVS Janus Growth Opportunities Portfolio - Class B (Cost $264,302)                  39,840      307,565      149,499        7,118
  SVS MFS Strategic Value Portfolio - Class B (Cost $1,422,336)                      136,738    1,638,117    1,055,092      119,406
  SVS Oak Strategic Equity Portfolio - Class B (Cost $1,997,991)                     309,822    2,134,676    1,963,362      223,804
  SVS Turner Mid Cap Growth Portfolio - Class B (Cost $1,445,493)                    168,520    1,648,126    1,134,076       71,006
                                                                                 -----------  -----------  -----------  -----------
    Total (Cost $82,734,540)                                                      13,235,246   90,183,776   76,955,141   11,500,917
                                                                                 -----------  -----------  -----------  -----------

THE ALGER AMERICAN FUND (0.8%)
  Alger American Balanced Portfolio - Class S Shares (Cost $2,719,161)               209,665    2,874,503    2,084,046      114,229
  Alger American Leveraged AllCap Portfolio - Class S Shares (Cost $773,985)          27,941      842,987      662,423       84,851
                                                                                 -----------  -----------  -----------  -----------
    Total (Cost $3,493,146)                                                          237,606    3,717,490    2,746,469      199,080
                                                                                 -----------  -----------  -----------  -----------

THE TRAVELERS SERIES TRUST (5.2%)
  Convertible Securities Portfolio (Cost $2,500,497)                                 207,936    2,568,005    1,995,016       57,587
  Disciplined Mid Cap Stock Portfolio (Cost $2,229,489)                              125,547    2,480,813    1,870,785       52,037
  Equity Income Portfolio (Cost $3,175,440)                                          198,128    3,401,858    2,050,023       99,500
  Federated High Yield Portfolio (Cost $1,882,074)                                   216,016    1,862,058    1,894,257      541,515
  Federated Stock Portfolio (Cost $411,702)                                           26,931      445,980      339,482       11,123
  Large Cap Portfolio (Cost $1,378,876)                                              108,017    1,504,677      927,383       45,268
  Lazard International Stock Portfolio (Cost $857,812)                                83,356      951,922      784,057       34,357
  Merrill Lynch Large Cap Core Portfolio (Cost $1,234,332)                           147,093    1,331,191    1,104,006       12,390
  MFS Emerging Growth Portfolio (Cost $1,107,800)                                    118,099    1,244,762      858,642       27,935
  MFS Mid Cap Growth Portfolio (Cost $1,962,195)                                     278,213    2,183,969    1,564,639       96,403
  MFS Value Portfolio (Cost $926,659)                                                 80,501      991,768      975,265       50,511
  Pioneer Fund Portfolio (Cost $252,262)                                              23,374      281,184      192,644       23,998
  Social Awareness Stock Portfolio (Cost $463,888)                                    20,265      492,436      465,629        1,812
  Travelers Quality Bond Portfolio (Cost $4,612,766)                                 404,838    4,465,366    2,953,392      332,755
  U.S. Government Securities Portfolio (Cost $523,511)                                39,969      509,600      525,545        2,029
                                                                                 -----------  -----------  -----------  -----------
    Total (Cost $23,519,303)                                                       2,078,283   24,715,589   18,500,765    1,389,220
                                                                                 -----------  -----------  -----------  -----------

6. STATEMENT OF INVESTMENTS (CONTINUED)                                                 FOR THE YEAR ENDED DECEMBER 31, 2004
                                                                            ------------------------------------------------------

INVESTMENTS                                                                    NO. OF        MARKET       COST OF       PROCEEDS
                                                                               SHARES        VALUE       PURCHASES     FROM SALES
                                                                            ------------  ------------  ------------  ------------
TRAVELERS SERIES FUND INC. (3.3%)
  AIM Capital Appreciation Portfolio (Cost $1,103,145)                           113,153  $  1,210,734  $    782,074  $     21,380
  MFS Total Return Portfolio (Cost $11,031,058)                                  669,390    11,473,346     7,643,530       198,305
  Pioneer Strategic Income Portfolio (Cost $497,283)                              51,499       483,058       513,356        16,505
  SB Adjustable Rate Income Portfolio - Class I Shares (Cost $1,228,179)         122,211     1,223,336     1,144,068       251,237
  Strategic Equity Portfolio (Cost $884,031)                                      57,343     1,005,802       348,647        31,775
                                                                            ------------  ------------  ------------  ------------
    Total (Cost $14,743,696)                                                   1,013,596    15,396,276    10,431,675       519,202
                                                                            ------------  ------------  ------------  ------------

VAN KAMPEN LIFE INVESTMENT TRUST (0.7%)
  Comstock Portfolio - Class II Shares (Cost $2,545,783)                         214,922     2,942,288     1,916,995        34,810
  Enterprise Portfolio - Class II Shares (Cost $111,121)                           9,012       122,561        32,999        72,243
                                                                            ------------  ------------  ------------  ------------
    Total (Cost $2,656,904)                                                      223,934     3,064,849     1,949,994       107,053
                                                                            ------------  ------------  ------------  ------------

VARIABLE INSURANCE PRODUCTS FUND II (1.1%)
  Contrafund(R) Portfolio - Service Class 2
    Total (Cost $4,481,347)                                                      193,975     5,111,247     3,675,088       109,098
                                                                            ------------  ------------  ------------  ------------

VARIABLE INSURANCE PRODUCTS FUND III (1.4%)
  Dynamic Capital Appreciation Portfolio - Service Class 2 (Cost $370,980)        56,798       403,834       300,560        13,477
  Mid Cap Portfolio - Service Class 2 (Cost $5,405,290)                          217,195     6,489,775     4,845,820       100,526
                                                                            ------------  ------------  ------------  ------------
    Total (Cost $5,776,270)                                                      273,993     6,893,609     5,146,380       114,003
                                                                            ------------  ------------  ------------  ------------

TOTAL INVESTMENTS (100%)
  (COST $432,221,940)                                                                     $472,145,973  $375,215,909  $ 60,616,327
                                                                                          ============  ============  ============

7. FINANCIAL HIGHLIGHTS

                                                                                                          EXPENSE          TOTAL
                                             YEAR               UNIT VALUE       NET     INVESTMENT(1)    RATIO(2)       RETURN(3)
                                            ENDED     UNITS      LOWEST TO     ASSETS       INCOME       LOWEST TO      LOWEST TO
                                            DEC 31    (000S)    HIGHEST ($)    ($000S)     RATIO (%)    HIGHEST (%)    HIGHEST (%)
                                            ------   -------   -------------   -------   -------------  -----------  ---------------
CAPITAL APPRECIATION FUND                    2004      1,027   1.169 - 1.432     1,457           --     1.55 - 2.50     0.43 - 23.52
                                             2003        285   1.210 - 1.217       346         0.10     1.55 - 2.30     6.49 - 16.02

HIGH YIELD BOND TRUST                        2004        652   1.056 - 1.078       693        11.98     1.55 - 2.50      0.95 - 6.85

MANAGED ASSETS TRUST                         2004        931   1.056 - 1.073       987         4.70     1.55 - 2.30      6.24 - 9.98

MONEY MARKET PORTFOLIO                       2004     11,267   0.973 - 0.996    11,096         1.09     1.55 - 2.50  (1.52) - (0.20)
                                             2003      4,684   0.988 - 0.994     4,652         0.40     1.55 - 2.50  (0.90) - (0.50)
AIM VARIABLE INSURANCE FUNDS, INC.
  AIM V.I. Capital Appreciation Fund -       2004      4,273   1.054 - 1.283     5,456           --     1.55 - 2.50      2.42 - 7.11
    Series II                                2003      1,313   1.217 - 1.225     1,606           --     1.55 - 2.50     8.64 - 15.35

  AIM V.I. Mid Cap Core Equity Fund -        2004      2,579   1.065 - 1.391     3,560         0.03     1.55 - 2.50     6.27 - 11.82
    Series II                                2003        935   1.237 - 1.244     1,161           --     1.55 - 2.50     7.74 - 13.30

  AIM V.I. Utilities Fund                    2004        384   1.199 - 1.300       494         1.02     1.55 - 2.65     2.65 - 22.21
                                             2003         74   1.064 - 1.066        79         1.78     1.95 - 2.30     7.04 - 12.11
ALLIANCEBERNSTEIN VARIABLE PRODUCT
SERIES FUND, INC.
  AllianceBernstein Premier Growth
    Portfolio - Class B                      2004      1,102   1.060 - 1.223     1,341           --     1.55 - 2.50     4.54 - 11.48
                                             2003        390   1.141 - 1.146       446           --     1.55 - 2.30     6.32 - 11.30
AMERICAN FUNDS INSURANCE SERIES
  Global Growth Fund - Class 2 Shares        2004      3,899   1.113 - 1.475     5,687         0.40     1.55 - 2.50     3.82 - 12.21
                                             2003        952   1.313 - 1.320     1,253         0.03     1.55 - 2.30     1.85 - 19.80

  Growth Fund - Class 2 Shares               2004     10,831   1.086 - 1.395    14,959         0.27     1.55 - 2.50     3.43 - 10.80
                                             2003      2,243   1.251 - 1.259     2,817         0.20     1.55 - 2.50     3.97 - 17.16

  Growth-Income Fund - Class 2 Shares        2004     10,637   1.065 - 1.366    14,361         1.41     1.55 - 2.50      2.70 - 8.67
                                             2003      2,514   1.249 - 1.257     3,151         1.74     1.55 - 2.50     7.63 - 21.10
CREDIT SUISSE TRUST
  Credit Suisse Trust Emerging Markets
    Portfolio                                2004      1,220   1.161 - 1.626     1,875         0.46     1.55 - 2.65    16.51 - 28.86
                                             2003         48   1.317 - 1.322        63           --     1.55 - 2.30     4.35 - 22.15

  Credit Suisse Trust Global Post-Venture
    Capital Portfolio                        2004        284   1.129 - 1.442       394           --     1.55 - 2.65     3.48 - 15.75
                                             2003         27   1.236 - 1.238        34           --     1.95 - 2.30    15.70 - 25.97
DELAWARE VIP TRUST
  Delaware VIP REIT Series - Standard        2004      2,736   1.290 - 1.635     4,437         1.24     1.55 - 2.50    14.63 - 29.35
    Class                                    2003        668   1.256 - 1.264       843           --     1.55 - 2.50     3.03 - 19.38
DREYFUS INVESTMENT PORTFOLIO
  Dreyfus MidCap Stock Portfolio -
    Service Shares                           2004      3,418   1.114 - 1.321     4,425         0.30     1.55 - 2.65     2.82 - 15.92
                                             2003        767   1.168 - 1.174       898         0.31     1.55 - 2.50     2.98 - 17.10
DREYFUS SOCIALLY RESPONSIBLE GROWTH
FUND, INC.
  Dreyfus Socially Responsible Growth
    Fund, Inc.- Service Shares               2004         78   1.159 - 1.177        91         0.25     1.55 - 2.50      0.09 - 3.91
                                             2003         18           1.125        20           --     1.95 - 2.10      3.50 - 9.76

                                                                                                          EXPENSE          TOTAL
                                             YEAR               UNIT VALUE       NET     INVESTMENT(1)    RATIO(2)       RETURN(3)
                                            ENDED     UNITS      LOWEST TO     ASSETS       INCOME       LOWEST TO       LOWEST TO
                                            DEC 31    (000S)    HIGHEST ($)    ($000S)     RATIO (%)    HIGHEST (%)     HIGHEST (%)
                                            ------   -------   -------------   -------   -------------  -----------   --------------
DREYFUS VARIABLE INVESTMENT FUND
  Dreyfus VIF Appreciation Portfolio -
    Initial Shares                           2004      1,270   1.197 - 1.212     1,530         2.04     1.55 - 2.30      2.31 - 4.69
                                             2003        613   1.167 - 1.171       717         2.87     1.55 - 2.10     1.74 - 15.19
  Dreyfus VIF Developing Leaders
    Portfolio - Initial Shares               2004      2,585   1.095 - 1.408     3,609         0.28     1.55 - 2.50     8.62 - 11.62
                                             2003        891   1.276 - 1.285     1,142         0.05     1.55 - 2.50     4.85 - 25.59
FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST
  Franklin Rising Dividends Securities
    Fund - Class 2 Shares                    2004      8,803   1.072 - 1.329    11,625         0.63     1.55 - 2.50      5.09 - 9.29
                                             2003      2,494   1.208 - 1.216     3,024         0.01     1.55 - 2.50    10.80 - 15.13

  Franklin Small Cap Fund - Class 2          2004      3,296   1.087 - 1.465     4,794           --     1.55 - 2.50     2.70 - 11.03
    Shares                                   2003      1,007   1.326 - 1.335     1,341           --     1.55 - 2.50     8.16 - 21.98

  Mutual Shares Securities Fund - Class 2    2004      1,982   1.318 - 1.339     2,632         0.77     1.55 - 2.50     9.83 - 10.94
    Shares                                   2003        588   1.200 - 1.207       707         0.02     1.55 - 2.50     5.35 - 12.57
  Templeton Developing Markets
    Securities Fund - Class 2 Shares         2004      1,567   1.264 - 1.816     2,820         1.77     1.55 - 2.50    20.32 - 22.79
                                             2003        176   1.472 - 1.479       260         0.09     1.55 - 2.30    10.66 - 32.50
  Templeton Foreign Securities Fund -
    Class 2 Shares                           2004      3,696   1.158 - 1.562     5,739         0.99     1.55 - 2.50     9.56 - 16.74
                                             2003        947   1.330 - 1.338     1,264         0.02     1.55 - 2.50    14.52 - 21.33
  Templeton Growth Securities Fund -
    Class 2 Shares                           2004      2,604   1.121 - 1.517     3,901         1.21     1.55 - 2.50    10.88 - 14.23
                                             2003        659   1.319 - 1.328       873         0.02     1.55 - 2.50     2.47 - 18.47
GREENWICH STREET SERIES FUND
  Equity Index Portfolio - Class II Shares   2004      4,922   1.072 - 1.316     6,410         2.02     1.55 - 2.50      7.56 - 8.94
                                             2003      1,436   1.204 - 1.212     1,736         2.05     1.55 - 2.50     5.41 - 19.82
  Salomon Brothers Variable Aggressive
    Growth Fund - Class I Shares             2004      2,364   1.056 - 1.368     3,189           --     1.55 - 2.50     0.82 - 15.16
                                             2003        544   1.267 - 1.274       692           --     1.55 - 2.30     6.27 - 14.00
  Salomon Brothers Variable Aggressive
    Growth Fund - Class II Shares            2004      5,307   1.325 - 1.346     7,099           --     1.55 - 2.50      2.37 - 7.08
                                             2003      2,029   1.249 - 1.257     2,544           --     1.55 - 2.50     4.59 - 14.84
  Salomon Brothers Variable Growth &
    Income Fund - Class I Shares             2004        992   1.291 - 1.311     1,292         1.25     1.55 - 2.50     1.48 - 10.14
                                             2003        381   1.223 - 1.229       467         0.40     1.55 - 2.30     5.61 - 13.22
JANUS ASPEN SERIES
  Balanced Portfolio - Service Shares        2004        812   1.149 - 1.167       942         2.54     1.55 - 2.50      4.41 - 6.67
                                             2003        486   1.088 - 1.094       530         1.85     1.55 - 2.50      3.32 - 7.61
  Global Life Sciences Portfolio -
    Service Shares                           2004        554   1.319 - 1.340       736           --     1.55 - 2.50     0.23 - 12.42
                                             2003        163   1.186 - 1.192       193           --     1.55 - 2.30     6.33 - 16.80

  Global Technology Portfolio - Service      2004        516   1.054 - 1.373       700           --     1.55 - 2.30    (1.74) - 2.55
    Shares                                   2003        195   1.379 - 1.386       270           --     1.55 - 2.30     3.98 - 33.66

  Worldwide Growth Portfolio - Service       2004        307   1.274 - 1.290       394         1.04     1.55 - 2.30      1.74 - 2.87
    Shares                                   2003        189   1.248 - 1.254       236         0.48     1.55 - 2.30     8.04 - 13.96
LAZARD RETIREMENT SERIES, INC.
  Lazard Retirement Small Cap Portfolio      2004      1,612   1.128 - 1.509     2,407           --     1.55 - 2.50     2.10 - 13.12
                                             2003        404   1.326 - 1.334       537           --     1.55 - 2.50    13.41 - 19.48

                                                                                                          EXPENSE          TOTAL
                                             YEAR               UNIT VALUE       NET     INVESTMENT(1)    RATIO(2)       RETURN(3)
                                            ENDED     UNITS      LOWEST TO     ASSETS       INCOME       LOWEST TO       LOWEST TO
                                            DEC 31    (000S)    HIGHEST ($)    ($000S)     RATIO (%)    HIGHEST (%)     HIGHEST (%)
                                            ------   -------   -------------   -------   -------------  -----------   --------------
LORD ABBETT SERIES FUND, INC.
  Growth and Income Portfolio                2004      2,428   1.099 - 1.379     3,320         1.61     1.55 - 2.50     0.18 - 11.21
                                             2003        412   1.235 - 1.243       511         1.40     1.55 - 2.50     9.44 - 15.72

  Mid-Cap Value Portfolio                    2004      2,444   1.160 - 1.537     3,719         0.56     1.55 - 2.50     0.87 - 22.18
                                             2003        470   1.250 - 1.258       589         1.16     1.55 - 2.50    13.17 - 19.98
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
  Merrill Lynch Global Allocation V.I.
    Fund - Class III                         2004      1,458   1.116 - 1.213     1,756        12.20     1.55 - 2.50     0.72 - 14.18
  Merrill Lynch Value Opportunities V.I.
    Fund - Class III                         2004      1,017   1.121 - 1.211     1,224           --     1.55 - 2.50     5.51 - 12.66
OPPENHEIMER VARIABLE ACCOUNT FUNDS
  Oppenheimer Capital Appreciation
    Fund/VA - Service Shares                 2004      3,808   1.049 - 1.294     4,906         0.16     1.55 - 2.50      4.00 - 6.29
                                             2003      1,263   1.225 - 1.233     1,555           --     1.55 - 2.50    11.09 - 15.45
  Oppenheimer Global Securities Fund/VA
    - Service Shares                         2004      3,821   1.169 - 1.654     6,291         0.69     1.55 - 2.50    11.57 - 17.06
                                             2003        969   1.404 - 1.413     1,367           --     1.55 - 2.50     7.40 - 26.95
  Oppenheimer Main Street Fund/VA -
    Service Shares                           2004        333   1.046 - 1.064       350           --     1.55 - 2.50     6.17 - 12.43
PIMCO VARIABLE INSURANCE TRUST
  Real Return Portfolio - Administrative     2004      3,029   1.057 - 1.122     3,375         1.13     1.55 - 2.50    (0.28) - 7.16
    Class                                    2003        631   1.041 - 1.047       659         0.36     1.55 - 2.30    (1.23) - 3.47

  Total Return Portfolio - Administrative    2004      7,234   1.011 - 1.046     7,525         1.93     1.55 - 2.50      0.19 - 3.26
    Class                                    2003      2,401   1.007 - 1.013     2,427         1.50     1.55 - 2.50    (1.65) - 1.00
PIONEER VARIABLE CONTRACTS TRUST
  Pioneer America Income VCT Portfolio -
    Class II Shares                          2004      7,468   0.990 - 1.034     7,513         5.11     1.55 - 2.50    (0.29) - 1.51
                                             2003      2,327   0.989 - 0.995     2,311         2.52     1.55 - 2.50    (1.59) - 0.51
  Pioneer Balanced VCT Portfolio - Class
    II Shares                                2004      5,434   1.028 - 1.143     6,179         2.12     1.55 - 2.50      0.53 - 2.97
                                             2003      2,606   1.103 - 1.110     2,886         1.58     1.55 - 2.50      3.26 - 7.68
  Pioneer Emerging Markets VCT Portfolio
    - Class II Shares                        2004      2,014   1.737 - 1.764     3,534         0.75     1.55 - 2.50    14.59 - 16.82
                                             2003        421   1.501 - 1.510       634           --     1.55 - 2.50    12.08 - 38.95
  Pioneer Equity Income VCT Portfolio -
    Class II Shares                          2004      7,598   1.125 - 1.377    10,402         2.38     1.55 - 2.50     6.82 - 14.27
                                             2003      2,613   1.197 - 1.205     3,141         1.56     1.55 - 2.50     8.23 - 12.41

  Pioneer Europe VCT Portfolio - Class II    2004        229   1.475 - 1.493       340         0.71     1.55 - 2.30    14.13 - 18.94
    Shares                                   2003        112   1.277 - 1.283       143           --     1.55 - 2.30    14.25 - 20.64

  Pioneer Fund VCT Portfolio - Class II      2004     11,740   1.090 - 1.324    15,481         1.06     1.55 - 2.50     7.07 - 10.08
    Shares                                   2003      4,059   1.205 - 1.213     4,914         0.73     1.55 - 2.50     3.77 - 13.58
  Pioneer Growth Shares VCT Portfolio -
    Class II Shares                          2004      4,349   1.083 - 1.208     5,236           --     1.55 - 2.50      3.35 - 9.95
                                             2003      1,756   1.146 - 1.154     2,023           --     1.55 - 2.50      3.79 - 9.41
  Pioneer High Yield VCT Portfolio -
    Class II Shares                          2004     28,870   1.087 - 1.223    35,120         5.10     1.55 - 2.50      2.64 - 6.16
                                             2003     12,367   1.145 - 1.152    14,223         3.47     1.55 - 2.50     6.79 - 10.03

                                                                                                          EXPENSE          TOTAL
                                             YEAR               UNIT VALUE       NET     INVESTMENT(1)    RATIO(2)       RETURN(3)
                                            ENDED     UNITS      LOWEST TO     ASSETS       INCOME       LOWEST TO       LOWEST TO
                                            DEC 31    (000S)    HIGHEST ($)    ($000S)     RATIO (%)    HIGHEST (%)     HIGHEST (%)
                                            ------   -------   -------------   -------   -------------  -----------   --------------
PIONEER VARIABLE CONTRACTS TRUST (CONTINUED)
  Pioneer International Value VCT
    Portfolio - Class II Shares              2004      1,595   1.480 - 1.504     2,386         0.42     1.55 - 2.50    14.27 - 16.59
                                             2003        595   1.282 - 1.290       766           --     1.55 - 2.50     5.25 - 20.67
  Pioneer Mid Cap Value VCT Portfolio -
    Class II Shares                          2004      5,831   1.146 - 1.587     9,198         0.28     1.55 - 2.50     5.77 - 19.86
                                             2003      2,156   1.315 - 1.324     2,846           --     1.55 - 2.50     3.05 - 20.36
  Pioneer Oak Ridge Large Cap Growth VCT
    Portfolio - Class II Shares              2004      1,678   1.072 - 1.095     1,832           --     1.55 - 2.50     5.62 - 10.81
  Pioneer Papp America-Pacific Rim Fund
    VCT - Class II Shares                    2004        637   0.994 - 1.002       636           --     1.55 - 2.50    (2.54) - 7.07
  Pioneer Papp Small & Mid Cap Growth
    VCT Portfolio - Class II Shares          2004        881   1.012 - 1.074       943           --     1.55 - 2.50    (0.28) - 9.64
  Pioneer Real Estate Shares VCT
    Portfolio - Class II Shares              2004      3,952   1.310 - 1.681     6,610         3.79     1.55 - 2.50    10.25 - 33.31
                                             2003      1,409   1.253 - 1.261     1,773         3.75     1.55 - 2.50     1.78 - 21.61
  Pioneer Small Cap Value VCT Portfolio
    - Class II Shares                        2004      3,723   1.574 - 1.599     5,922           --     1.55 - 2.50    16.94 - 18.01
                                             2003      1,448   1.346 - 1.355     1,957           --     1.55 - 2.50     4.56 - 20.61
  Pioneer Small Company VCT Portfolio -
    Class II Shares                          2004        871   1.410 - 1.433     1,240           --     1.55 - 2.50     9.50 - 11.52
                                             2003        380   1.277 - 1.285       486           --     1.55 - 2.50     5.80 - 15.97
Pioneer Strategic Income VCT Portfolio
    - Class II Shares                        2004      9,365   1.098 - 1.179    10,984         5.69     1.55 - 2.50      2.81 - 8.26
                                             2003      2,460   1.082 - 1.089     2,673         3.35     1.55 - 2.50      3.73 - 8.18

  Pioneer Value VCT Portfolio - Class II     2004      3,659   1.086 - 1.307     4,756         0.05     1.55 - 2.50      6.35 - 9.65
    Shares                                   2003        669   1.184 - 1.192       796         0.03     1.55 - 2.50     3.66 - 12.62
PUTNAM VARIABLE TRUST
  Putnam VT International Equity Fund -
    Class IB Shares                          2004        181   1.462 - 1.480       266         1.24     1.55 - 2.30    13.60 - 14.37
                                             2003        122   1.287 - 1.294       157           --     1.55 - 2.30     7.21 - 21.47
  Putnam VT Small Cap Value Fund - Class
    IB Shares                                2004      2,173   1.195 - 1.777     3,821         0.22     1.55 - 2.50    14.46 - 24.27
                                             2003        614   1.425 - 1.430       876           --     1.55 - 2.10    16.78 - 32.40
SALOMON BROTHERS VARIABLE SERIES
FUNDS INC.
  All Cap Fund - Class I                     2004      1,847   1.059 - 1.398     2,560         0.84     1.55 - 2.50     5.04 - 11.47
                                             2003        395   1.304 - 1.311       516         0.41     1.55 - 2.30     5.91 - 18.39

  Investors Fund - Class I                   2004      1,415   1.228 - 1.385     1,942         1.97     1.55 - 2.50      5.30 - 8.78
                                             2003        601   1.268 - 1.274       763         2.89     1.55 - 2.30     1.92 - 15.61

  Large Cap Growth Fund - Class I            2004      1,712   0.992 - 1.295     2,194         0.28     1.55 - 2.50    (2.00) - 7.80
                                             2003        336   1.300 - 1.308       439         0.01     1.55 - 2.50     1.72 - 16.79

  Small Cap Growth Fund - Class I            2004      1,987   1.168 - 1.621     3,189           --     1.55 - 2.30    12.51 - 26.00
                                             2003        511   1.423 - 1.430       729           --     1.55 - 2.30    17.67 - 27.74

  Total Return Fund - Class II               2004      3,513   1.172 - 1.191     4,165         1.84     1.55 - 2.50      5.78 - 6.82
                                             2003      1,629   1.108 - 1.115     1,812         0.61     1.55 - 2.50      2.68 - 7.99
SCUDDER INVESTMENTS VIT FUNDS
  Scudder Real Estate Securities
    Portfolio - Class B                      2004      2,400   1.209 - 1.501     3,514         0.42     1.55 - 2.65     3.11 - 35.46
                                             2003        506   1.160 - 1.166       589           --     1.55 - 2.50     4.29 - 18.19

                                                                                                          EXPENSE          TOTAL
                                             YEAR               UNIT VALUE       NET     INVESTMENT(1)    RATIO(2)       RETURN(3)
                                            ENDED     UNITS      LOWEST TO     ASSETS       INCOME       LOWEST TO       LOWEST TO
                                            DEC 31    (000S)    HIGHEST ($)    ($000S)     RATIO (%)    HIGHEST (%)     HIGHEST (%)
                                            ------   -------   -------------   -------   -------------  -----------   --------------
SCUDDER VARIABLE SERIES I
  21st Century Growth Portfolio - Class B    2004        424   1.065 - 1.231       509           --     1.55 - 2.65   (0.32) - 11.26
                                             2003         76   1.125 - 1.128        86           --     1.90 - 2.30      1.26 - 6.52

  Capital Growth Portfolio - Class B         2004      1,365   1.053 - 1.184     1,587         0.10     1.55 - 2.65      2.33 - 6.11
                                             2003        337   1.112 - 1.118       376           --     1.55 - 2.50     4.39 - 10.08

  Global Discovery Portfolio - Class B       2004      1,126   1.193 - 1.523     1,662           --     1.55 - 2.65     4.35 - 22.99
                                             2003        274   1.251 - 1.255       344           --     1.70 - 2.30     7.82 - 22.36

  Growth and Income Portfolio - Class B      2004      1,738   1.079 - 1.222     2,045         0.26     1.55 - 2.65     1.85 - 10.77
                                             2003        409   1.124 - 1.130       461           --     1.55 - 2.50     4.54 - 13.72

  Health Sciences Portfolio - Class B        2004      1,418   1.037 - 1.210     1,681           --     1.55 - 2.65     0.78 - 11.15
                                             2003        483   1.119 - 1.125       542           --     1.55 - 2.50     1.44 - 11.12

  International Portfolio - Class B          2004      1,537   1.135 - 1.359     2,029         0.52     1.55 - 2.65     9.31 - 14.96
                                             2003        247   1.182 - 1.187       293           --     1.55 - 2.30     1.28 - 17.79
SCUDDER VARIABLE SERIES II
  Scudder Aggressive Growth Portfolio -      2004        303   1.042 - 1.191       352           --     1.55 - 2.65    (2.70) - 7.03
    Class B                                  2003        199   1.162 - 1.165       232           --     1.90 - 2.30     4.77 - 12.04

  Scudder Blue Chip Portfolio - Class B      2004      2,330   1.109 - 1.318     2,958         0.15     1.55 - 2.65     7.34 - 13.82
                                             2003        581   1.152 - 1.158       671           --     1.55 - 2.50     5.18 - 16.53

  Scudder Conservative Income Strategy
     Portfolio - Class B                     2004         56   1.041 - 1.042        58           --     1.70 - 2.10      0.29 - 3.58

  Scudder Fixed Income Portfolio - Class B   2004      6,328   0.993 - 1.015     6,373         1.59     1.55 - 2.65      1.52 - 3.64
                                             2003      1,455   0.985 - 0.991     1,437           --     1.55 - 2.50    (1.50) - 2.92

  Scudder Global Blue Chip Portfolio -       2004      1,126   1.122 - 1.332     1,451         0.35     1.55 - 2.65     2.57 - 14.26
    Class B                                  2003        185   1.178 - 1.183       219           --     1.55 - 2.30     4.15 - 17.66

  Scudder Growth & Income Strategy
    Portfolio - Class B                      2004      3,029   1.073 - 1.078     3,258           --     1.55 - 2.65      0.37 - 7.61

  Scudder Growth Portfolio - Class B         2004      1,011   1.040 - 1.146     1,146           --     1.55 - 2.65      1.34 - 3.52
                                             2003        277   1.105 - 1.110       306           --     1.70 - 2.50     2.21 - 11.02

  Scudder Growth Strategy Portfolio          2004      2,461   1.093 - 1.097     2,695           --     1.55 - 2.45      0.64 - 8.43

  Scudder High Income Portfolio - Class B    2004      3,479   1.082 - 1.207     4,131         4.49     1.55 - 2.65     0.67 - 11.89
                                             2003      1,081   1.088 - 1.094     1,180           --     1.55 - 2.50     4.69 - 10.66

  Scudder Income & Growth Strategy
    Portfolio - Class B                      2004      1,540   1.056 - 1.060     1,630           --     1.55 - 2.45      0.47 - 5.59
  Scudder International Select Equity
    Portfolio - Class B                      2004      3,414   1.148 - 1.407     4,698         0.21     1.55 - 2.65    14.09 - 16.09
                                             2003        443   1.206 - 1.212       535           --     1.55 - 2.50     9.78 - 20.30

  Scudder Money Market Portfolio - Class B   2004      6,157   0.968 - 0.987     6,018         0.59     1.55 - 2.65  (1.93) - (0.60)
                                             2003      3,174   0.987 - 0.992     3,140         0.14     1.55 - 2.50    (1.00) - 0.00

                                                                                                          EXPENSE          TOTAL
                                             YEAR               UNIT VALUE       NET     INVESTMENT(1)    RATIO(2)       RETURN(3)
                                            ENDED     UNITS      LOWEST TO     ASSETS       INCOME       LOWEST TO       LOWEST TO
                                            DEC 31    (000S)    HIGHEST ($)    ($000S)     RATIO (%)    HIGHEST (%)     HIGHEST (%)
                                            ------   -------   -------------   -------   -------------  -----------   --------------
SCUDDER VARIABLE SERIES II (CONTINUED)
  Scudder Small Cap Growth Portfolio -       2004      1,844   1.064 - 1.235     2,233           --     1.55 - 2.65     5.24 - 10.60
    Class B                                  2003        434   1.129 - 1.135       491           --     1.55 - 2.50   (1.56) - 12.62

  Scudder Strategic Income Portfolio -       2004      2,822   1.037 - 1.058     2,955           --     1.55 - 2.65     5.60 - 10.94
    Class B                                  2003        520   0.982 - 0.987       512           --     1.55 - 2.50    (0.10) - 3.79

  Scudder Technology Growth Portfolio -      2004      1,154   1.043 - 1.217     1,379           --     1.55 - 2.65   (1.07) - 12.15
    Class B                                  2003        473   1.212 - 1.217       574           --     1.70 - 2.50     0.66 - 20.63

  Scudder Total Return Portfolio - Class B   2004      2,934   1.031 - 1.116     3,150         0.36     1.55 - 2.65      1.19 - 4.69
                                             2003        359   1.060 - 1.066       382           --     1.55 - 2.50      3.91 - 6.85

  SVS Davis Venture Value Portfolio -        2004      6,497   1.066 - 1.273     8,146         0.01     1.55 - 2.65      1.94 - 9.65
    Class B                                  2003      1,041   1.154 - 1.161     1,205           --     1.55 - 2.50     5.55 - 15.11
  SVS Dreman Financial Services
    Portfolio - Class B                      2004      1,230   1.058 - 1.243     1,499         0.75     1.55 - 2.65     8.04 - 10.30
                                             2003        352   1.126 - 1.131       397           --     1.70 - 2.50     3.48 - 12.45
  SVS Dreman High Return Equity
    Portfolio - Class B                      2004      5,095   1.113 - 1.304     6,498         0.57     1.55 - 2.65     3.77 - 12.50
                                             2003        800   1.159 - 1.165       929           --     1.55 - 2.50     8.99 - 18.37

  SVS Dreman Small Cap Value Portfolio
    - Class B                                2004      3,925   1.165 - 1.542     5,901         0.24     1.55 - 2.65     3.52 - 23.66
                                             2003        788   1.241 - 1.247       981           --     1.55 - 2.50     5.97 - 21.88
  SVS Eagle Focused Large Cap Growth
    Portfolio - Class B                      2004      1,784   1.009 - 1.120     1,972           --     1.55 - 2.65    (1.08) - 2.85
                                             2003        477   1.115 - 1.120       533           --     1.55 - 2.50     1.82 - 11.06

  SVS Focus Value & Growth Portfolio -       2004        486   1.103 - 1.267       581         0.12     1.55 - 2.65     6.69 - 10.78
    Class B                                  2003         54   1.154 - 1.157        62           --     1.95 - 2.50     8.95 - 16.16
  Scudder Government & Agency
    Securities Portfolio - Class B           2004      3,316   0.998 - 1.015     3,343         0.98     1.55 - 2.65    (0.10) - 2.67
                                             2003        489   0.992 - 0.998       486           --     1.55 - 2.50    (0.30) - 1.74
  Scudder Large Cap Value
    Portfolio - Class B                      2004      2,718   1.080 - 1.258     3,390         0.73     1.55 - 2.50      2.29 - 7.98
                                             2003      1,057   1.159 - 1.165     1,229           --     1.55 - 2.50     6.79 - 16.30

  SVS Index 500 Portfolio - Class B          2004      5,064   1.083 - 1.229     6,161         0.46     1.55 - 2.65      6.91 - 8.61
                                             2003        342   1.128 - 1.135       387           --     1.55 - 2.50     3.75 - 12.97

  SVS INVESCO Dynamic Growth Portfolio
    - Class B                                2004        314   1.101 - 1.293       399           --     1.55 - 2.65     2.81 - 12.96
                                             2003         85   1.174 - 1.178       100           --     1.55 - 2.10      2.97 - 7.90
  SVS Janus Growth And Income Portfolio
    - Class B                                2004      1,716   1.099 - 1.227     2,082           --     1.55 - 2.65     7.23 - 11.10
                                             2003        578   1.116 - 1.122       647           --     1.55 - 2.50     6.26 - 12.00
  SVS Janus Growth Opportunities
    Portfolio - Class B                      2004        254   1.105 - 1.229       308           --     1.55 - 2.65     5.60 - 13.07
                                             2003        118   1.109 - 1.113       132           --     1.55 - 2.10     4.70 - 11.45

  SVS MFS Strategic Value Portfolio -        2004      1,299   1.138 - 1.300     1,638         0.06     1.55 - 2.65    12.96 - 15.89
    Class B                                  2003        455   1.119 - 1.124       510           --     1.55 - 2.50     4.19 - 12.99

                                                                                                          EXPENSE          TOTAL
                                             YEAR               UNIT VALUE       NET     INVESTMENT(1)    RATIO(2)       RETURN(3)
                                            ENDED     UNITS      LOWEST TO     ASSETS       INCOME       LOWEST TO       LOWEST TO
                                            DEC 31    (000S)    HIGHEST ($)    ($000S)     RATIO (%)    HIGHEST (%)     HIGHEST (%)
                                            ------   -------   -------------   -------   -------------  -----------   --------------
SCUDDER VARIABLE SERIES II (CONTINUED)
  SVS Oak Strategic Equity Portfolio -       2004      1,837   1.013 - 1.188     2,135           --     1.55 - 2.65    (2.56) - 7.98
    Class B                                  2003        236   1.190 - 1.196       282           --     1.55 - 2.50     2.23 - 18.35

  SVS Turner Mid Cap Growth Portfolio -      2004      1,267   1.096 - 1.324     1,648           --     1.55 - 2.65     7.94 - 17.60
    Class B                                  2003        325   1.209 - 1.215       394           --     1.55 - 2.50   (1.54) - 19.04
THE ALGER AMERICAN FUND
  Alger American Balanced Portfolio -
    Class S Shares                           2004      2,662   1.014 - 1.093     2,875         0.93     1.55 - 2.65      1.70 - 6.65
                                             2003        735   1.059 - 1.065       780           --     1.55 - 2.50      3.40 - 9.81
  Alger American Leveraged AllCap
    Portfolio - Class S Shares               2004        713   1.067 - 1.194       843           --     1.55 - 2.50      1.63 - 7.65
                                             2003        187   1.118 - 1.123       209           --     1.70 - 2.50    (0.18) - 9.69
THE TRAVELERS SERIES TRUST
  Convertible Securities Portfolio           2004      2,166   1.044 - 1.194     2,568         3.63     1.55 - 2.30      3.88 - 4.65
                                             2003        505   1.135 - 1.141       574         7.10     1.55 - 2.30      6.75 - 9.56

  Disciplined Mid Cap Stock Portfolio        2004      1,686   1.121 - 1.490     2,481         0.47     1.55 - 2.50     5.95 - 16.11
                                             2003        344   1.293 - 1.300       447         0.55     1.55 - 2.30     3.02 - 18.84

  Equity Income Portfolio                    2004      2,581   1.104 - 1.336     3,402         1.93     1.55 - 2.50     7.40 - 10.63
                                             2003      1,075   1.229 - 1.235     1,325         1.73     1.55 - 2.30     8.37 - 18.12

  Federated High Yield Portfolio             2004      1,558   1.080 - 1.205     1,862        11.31     1.55 - 2.50      4.43 - 8.66
                                             2003        479   1.103 - 1.109       531        12.82     1.55 - 2.30     6.88 - 10.05

  Federated Stock Portfolio                  2004        329   1.345 - 1.362       446         2.48     1.55 - 2.30      8.03 - 8.87
                                             2003         72   1.245 - 1.251        90         2.90     1.55 - 2.30     7.59 - 15.41

  Large Cap Portfolio                        2004      1,215   1.050 - 1.247     1,505         1.14     1.55 - 2.50      2.65 - 9.03
                                             2003        455   1.183 - 1.189       539         0.60     1.55 - 2.30     7.64 - 13.36

  Lazard International Stock Portfolio       2004        668   1.147 - 1.443       952         2.92     1.55 - 2.50     9.65 - 16.68
                                             2003         95   1.262 - 1.266       120         2.77     1.55 - 2.10    14.20 - 16.94

  Merrill Lynch Large Cap Core Portfolio     2004      1,016   1.126 - 1.325     1,331         1.47     1.55 - 2.30     5.81 - 14.13
                                             2003        129   1.156 - 1.161       149         1.58     1.55 - 2.30      1.49 - 9.84

  MFS Emerging Growth Portfolio              2004        942   1.312 - 1.328     1,245           --     1.55 - 2.30    10.16 - 10.94
                                             2003        242   1.191 - 1.197       288           --     1.55 - 2.30     1.02 - 12.08

  MFS Mid Cap Growth Portfolio               2004      1,526   1.296 - 1.440     2,184           --     1.55 - 2.50    11.30 - 15.82
                                             2003        406   1.274 - 1.282       519           --     1.55 - 2.50     5.25 - 13.36

  MFS Value Portfolio                        2004        893   1.104 - 1.128       992         2.46     1.55 - 2.50     8.11 - 14.52

  Pioneer Fund Portfolio                     2004        218   1.093 - 1.304       281         1.46     1.55 - 2.50     0.37 - 12.21
                                             2003         75   1.184 - 1.188        89         2.21     1.95 - 2.50     9.02 - 13.68

  Social Awareness Stock Portfolio           2004        471   1.045 - 1.077       492         1.90     1.55 - 2.05     3.77 - 12.19

  Travelers Quality Bond Portfolio           2004      4,343   1.000 - 1.033     4,465         6.34     1.55 - 2.30      0.40 - 1.77
                                             2003      1,909   1.010 - 1.015     1,935        10.20     1.55 - 2.30    (1.08) - 2.33

  U.S. Government Securities Portfolio       2004        488   1.041 - 1.074       510        11.58     1.55 - 2.30      1.66 - 6.64

                                                                                                          EXPENSE          TOTAL
                                             YEAR               UNIT VALUE       NET     INVESTMENT(1)    RATIO(2)       RETURN(3)
                                            ENDED     UNITS      LOWEST TO     ASSETS       INCOME       LOWEST TO       LOWEST TO
                                            DEC 31    (000S)    HIGHEST ($)    ($000S)     RATIO (%)    HIGHEST (%)     HIGHEST (%)
                                            ------   -------   -------------   -------   -------------  -----------   --------------
TRAVELERS SERIES FUND INC.
  AIM Capital Appreciation Portfolio         2004        949   1.056 - 1.286     1,211         0.21     1.55 - 2.50      3.86 - 7.10
                                             2003        301   1.218 - 1.226       368           --     1.55 - 2.50     3.92 - 20.97

  MFS Total Return Portfolio                 2004      9,355   1.097 - 1.236    11,473         4.25     1.55 - 2.50      8.04 - 9.77
                                             2003      3,286   1.119 - 1.126     3,690         6.27     1.55 - 2.50      5.04 - 9.99

  Pioneer Strategic Income Portfolio         2004        446   1.079 - 1.106       483        18.45     1.55 - 2.50     2.27 - 10.43

  SB Adjustable Rate Income Portfolio -
    Class I Shares                           2004      1,236   0.985 - 0.999     1,223         1.50     1.55 - 2.40  (0.90) - (0.10)
                                             2003        334   0.997 - 0.999       333         0.70     1.55 - 2.10      0.00 - 0.10

  Strategic Equity Portfolio                 2004        759   1.100 - 1.334     1,006         1.60     1.55 - 2.50      7.69 - 8.54
                                             2003        500   1.223 - 1.229       613           --     1.55 - 2.30     6.34 - 16.16
VAN KAMPEN LIFE INVESTMENT TRUST
  Comstock Portfolio - Class II Shares       2004      2,034   1.131 - 1.458     2,942         0.46     1.55 - 2.50     0.27 - 15.62
                                             2003        579   1.253 - 1.261       728           --     1.55 - 2.50     6.55 - 14.43

  Enterprise Portfolio - Class II Shares     2004        102   1.195 - 1.214       123         0.15     1.55 - 2.50      1.27 - 2.19
                                             2003        135   1.180 - 1.188       160           --     1.55 - 2.50     4.33 - 15.34
VARIABLE INSURANCE PRODUCTS FUND II
  Contrafund(R) Portfolio - Service          2004      3,673   1.109 - 1.406     5,111         0.10     1.55 - 2.50     9.80 - 13.39
    Class 2                                  2003        800   1.232 - 1.240       989           --     1.55 - 2.50     5.92 - 16.45
VARIABLE INSURANCE PRODUCTS FUND III
  Dynamic Capital Appreciation Portfolio
    - Service Class 2                        2004        343   1.164 - 1.182       404           --     1.55 - 2.50    (0.93) - 7.57
                                             2003         76   1.181 - 1.185        90           --     1.55 - 2.15     8.02 - 11.93

  Mid Cap Portfolio - Service Class 2        2004      3,822   1.229 - 1.732     6,490           --     1.55 - 2.50     2.31 - 22.75
                                             2003        529   1.402 - 1.411       745           --     1.55 - 2.50    12.40 - 29.56

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(3) These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

8. SCHEDULE OF ACCUMULATION UNITS

FOR THE YEAR ENDED DECEMBER 31, 2004 AND THE PERIOD MAY 5, 2003
(DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003

                                                    CAPITAL                                                        MANAGED
                                                 APPRECIATION                    HIGH YIELD                        ASSETS
                                                     FUND                        BOND TRUST                         TRUST
                                          --------------------------     ---------------------------     --------------------------
                                              2004           2003            2004            2003            2004           2003
                                              ----           ----            ----            ----            ----           ----
Accumulation units beginning of year ....     285,049             --              --              --              --             --
Accumulation units purchased and
  transferred from other funding options      789,782        285,300         677,630              --         937,849             --
Accumulation units redeemed and
  transferred to other funding options ..     (47,831)          (251)        (25,580)             --          (6,501)            --
                                          -----------    -----------     -----------     -----------     -----------    -----------
Accumulation units end of year ..........   1,027,000        285,049         652,050              --         931,348             --
                                          ===========    ===========     ===========     ===========     ===========    ===========

                                                                                                                  AIM V.I.
                                                                                   AIM V.I.                       MID CAP
                                                                                   CAPITAL                          CORE
                                                     MONEY                      APPRECIATION                       EQUITY
                                                    MARKET                         FUND -                          FUND -
                                                  PORTFOLIO                       SERIES II                      SERIES II
                                          --------------------------     ---------------------------     --------------------------
                                              2004           2003            2004            2003            2004           2003
                                              ----           ----            ----            ----            ----           ----
Accumulation units beginning of year ....   4,683,641             --       1,313,101              --         935,344             --
Accumulation units purchased and
  transferred from other funding options   32,433,330      9,681,373       3,282,052       1,389,321       2,028,361        949,083
Accumulation units redeemed and
  transferred to other funding options .. (25,849,626)    (4,997,732)       (322,269)        (76,220)       (385,156)       (13,739)
                                          -----------    -----------     -----------     -----------     -----------    -----------
Accumulation units end of year ..........  11,267,345      4,683,641       4,272,884       1,313,101       2,578,549        935,344
                                          ===========    ===========     ===========     ===========     ===========    ===========

                                                                              ALLIANCEBERNSTEIN                    GLOBAL
                                                                                   PREMIER                         GROWTH
                                                   AIM V.I.                        GROWTH                          FUND -
                                                  UTILITIES                      PORTFOLIO -                      CLASS 2
                                                     FUND                          CLASS B                         SHARES
                                          --------------------------     ---------------------------     --------------------------
                                              2004           2003            2004            2003            2004           2003
                                              ----           ----            ----            ----            ----           ----
Accumulation units beginning of year ....      73,820             --         390,437              --         951,620             --
Accumulation units purchased and
  transferred from other funding options      694,338         73,879         800,077         390,442       3,037,924        954,515
Accumulation units redeemed and
  transferred to other funding options ..    (384,190)           (59)        (88,776)             (5)        (90,898)        (2,895)
                                          -----------    -----------     -----------     -----------     -----------    -----------
Accumulation units end of year ..........     383,968         73,820       1,101,738         390,437       3,898,646        951,620
                                          ===========    ===========     ===========     ===========     ===========    ===========

                                                                                                                   CREDIT
                                                                                                                   SUISSE
                                                    GROWTH                      GROWTH-INCOME                      TRUST
                                                    FUND -                         FUND -                         EMERGING
                                                   CLASS 2                         CLASS 2                        MARKETS
                                                    SHARES                         SHARES                        PORTFOLIO
                                          --------------------------     ---------------------------     --------------------------
                                              2004           2003            2004            2003            2004           2003
                                              ----           ----            ----            ----            ----           ----
Accumulation units beginning of year ....   2,242,767             --       2,513,791              --          47,735             --
Accumulation units purchased and
  transferred from other funding options    9,083,834      2,306,635       8,619,816       2,511,860       1,245,650         47,960
Accumulation units redeemed and
  transferred to other funding options ..    (495,360)       (63,868)       (496,488)          1,931         (73,792)          (225)
                                          -----------    -----------     -----------     -----------     -----------    -----------
Accumulation units end of year ..........  10,831,241      2,242,767      10,637,119       2,513,791       1,219,593         47,735
                                          ===========    ===========     ===========     ===========     ===========    ===========

8. SCHEDULE OF ACCUMULATION UNITS

FOR THE YEAR ENDED DECEMBER 31, 2004 AND THE PERIOD MAY 5, 2003
(DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003 (CONTINUED)

                                                    CREDIT
                                                    SUISSE                                                        DREYFUS
                                                    TRUST                         DELAWARE                         MIDCAP
                                                    GLOBAL                        VIP REIT                         STOCK
                                                 POST-VENTURE                     SERIES -                      PORTFOLIO -
                                                   CAPITAL                        STANDARD                        SERVICE
                                                  PORTFOLIO                         CLASS                          SHARES
                                          --------------------------     ---------------------------     --------------------------
                                              2004           2003            2004            2003            2004           2003
                                              ----           ----            ----            ----            ----           ----
Accumulation units beginning of year ....      27,255             --         668,267              --         767,298             --
Accumulation units purchased and
  transferred from other funding options      293,681         27,389       2,263,506         671,391       2,847,919        770,517
Accumulation units redeemed and
  transferred to other funding options ..     (36,631)          (134)       (195,713)         (3,124)       (197,310)        (3,219)
                                          -----------    -----------     -----------     -----------     -----------    -----------
Accumulation units end of year ..........     284,305         27,255       2,736,060         668,267       3,417,907        767,298
                                          ===========    ===========     ===========     ===========     ===========    ===========

                                                   DREYFUS
                                                   SOCIALLY                                                      DREYFUS VIF
                                                 RESPONSIBLE                     DREYFUS VIF                     DEVELOPING
                                                    GROWTH                      APPRECIATION                      LEADERS
                                                 FUND, INC.-                     PORTFOLIO -                    PORTFOLIO -
                                                   SERVICE                         INITIAL                        INITIAL
                                                    SHARES                         SHARES                          SHARES
                                          --------------------------     ---------------------------     --------------------------
                                              2004           2003            2004            2003            2004           2003
                                              ----           ----            ----            ----            ----           ----
Accumulation units beginning of year ....      17,608             --         613,460              --         891,383             --
Accumulation units purchased and
  transferred from other funding options       63,722         17,608         741,922         613,552       1,732,931        892,740
Accumulation units redeemed and
  transferred to other funding options ..      (3,486)            --         (85,318)            (92)        (39,664)        (1,357)
                                          -----------    -----------     -----------     -----------     -----------    -----------
Accumulation units end of year ..........      77,844         17,608       1,270,064         613,460       2,584,650        891,383
                                          ===========    ===========     ===========     ===========     ===========    ===========

                                                   FRANKLIN
                                                    RISING                                                         MUTUAL
                                                  DIVIDENDS                        FRANKLIN                        SHARES
                                                  SECURITIES                      SMALL CAP                      SECURITIES
                                                    FUND -                         FUND -                          FUND -
                                                   CLASS 2                         CLASS 2                        CLASS 2
                                                    SHARES                         SHARES                          SHARES
                                          --------------------------     ---------------------------     --------------------------
                                              2004           2003            2004            2003            2004           2003
                                              ----           ----            ----            ----            ----           ----
Accumulation units beginning of year ....   2,493,775             --       1,007,308              --         588,018             --
Accumulation units purchased and
  transferred from other funding options    6,893,730      2,556,565       2,556,924       1,098,526       1,434,226        589,141
Accumulation units redeemed and
  transferred to other funding options ..    (584,917)       (62,790)       (268,092)        (91,218)        (40,657)        (1,123)
                                          -----------    -----------     -----------     -----------     -----------    -----------
Accumulation units end of year ..........   8,802,588      2,493,775       3,296,140       1,007,308       1,981,587        588,018
                                          ===========    ===========     ===========     ===========     ===========    ===========

                                                   TEMPLETON
                                                  DEVELOPING                      TEMPLETON                       TEMPLETON
                                                   MARKETS                         FOREIGN                         GROWTH
                                                  SECURITIES                     SECURITIES                      SECURITIES
                                                    FUND -                         FUND -                          FUND -
                                                   CLASS 2                         CLASS 2                        CLASS 2
                                                    SHARES                         SHARES                          SHARES
                                          --------------------------     ---------------------------     --------------------------
                                              2004           2003            2004            2003            2004           2003
                                              ----           ----            ----            ----            ----           ----
Accumulation units beginning of year ....     176,489             --         946,784              --         658,713             --
Accumulation units purchased and
  transferred from other funding options    1,448,884        177,040       2,866,535         954,426       1,987,443        663,540
Accumulation units redeemed and
  transferred to other funding options ..     (58,092)          (551)       (117,449)         (7,642)        (42,307)        (4,827)
                                          -----------    -----------     -----------     -----------     -----------    -----------
Accumulation units end of year ..........   1,567,281        176,489       3,695,870         946,784       2,603,849        658,713
                                          ===========    ===========     ===========     ===========     ===========    ===========

8. SCHEDULE OF ACCUMULATION UNITS

FOR THE YEAR ENDED DECEMBER 31, 2004 AND THE PERIOD MAY 5, 2003
(DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003 (CONTINUED)

                                                                                   SALOMON                         SALOMON
                                                                                  BROTHERS                        BROTHERS
                                                                                  VARIABLE                        VARIABLE
                                                    EQUITY                       AGGRESSIVE                      AGGRESSIVE
                                                    INDEX                          GROWTH                          GROWTH
                                                 PORTFOLIO -                       FUND -                          FUND -
                                                   CLASS II                        CLASS I                        CLASS II
                                                    SHARES                         SHARES                          SHARES
                                          --------------------------     ---------------------------     --------------------------
                                              2004           2003            2004            2003            2004           2003
                                              ----           ----            ----            ----            ----           ----
Accumulation units beginning of year ....   1,436,015             --         544,486              --       2,029,283             --
Accumulation units purchased and
  transferred from other funding options    3,714,753      1,463,146       1,899,938         549,185       3,923,180      2,070,777
Accumulation units redeemed and
  transferred to other funding options ..    (228,578)       (27,131)        (80,636)         (4,699)       (645,744)       (41,494)
                                          -----------    -----------     -----------     -----------     -----------    -----------
Accumulation units end of year ..........   4,922,190      1,436,015       2,363,788         544,486       5,306,719      2,029,283
                                          ===========    ===========     ===========     ===========     ===========    ===========

                                               SALOMON BROTHERS                  GLOBAL LIFE
                                               VARIABLE GROWTH &                  BALANCED                         SCIENCES
                                                 INCOME FUND -                  PORTFOLIO -                       PORTFOLIO -
                                                CLASS I SHARES                 SERVICE SHARES                   SERVICE SHARES
                                          --------------------------     ---------------------------     --------------------------
                                              2004           2003            2004            2003            2004           2003
                                              ----           ----            ----            ----            ----           ----
Accumulation units beginning of year ....     380,975             --         485,534              --         162,716             --
Accumulation units purchased and
  transferred from other funding options      624,237        385,549         375,867         487,215         421,927        162,882
Accumulation units redeemed and
  transferred to other funding options ..     (13,011)        (4,574)        (49,384)         (1,681)        (30,802)          (166)
                                          -----------    -----------     -----------     -----------     -----------    -----------
Accumulation units end of year ..........     992,201        380,975         812,017         485,534         553,841        162,716
                                          ===========    ===========     ===========     ===========     ===========    ===========

                                                    GLOBAL                        WORLDWIDE
                                                  TECHNOLOGY                       GROWTH                          LAZARD
                                                 PORTFOLIO -                     PORTFOLIO -                     RETIREMENT
                                                   SERVICE                         SERVICE                       SMALL CAP
                                                    SHARES                         SHARES                        PORTFOLIO
                                          --------------------------     ---------------------------     --------------------------
                                              2004           2003            2004            2003            2004           2003
                                              ----           ----            ----            ----            ----           ----
Accumulation units beginning of year ....     195,470             --         188,836              --         403,656             --
Accumulation units purchased and
  transferred from other funding options      367,945        197,021         125,087         189,505       1,294,969        406,839
Accumulation units redeemed and
  transferred to other funding options ..     (47,103)        (1,551)         (6,534)           (669)        (86,453)        (3,183)
                                          -----------    -----------     -----------     -----------     -----------    -----------
Accumulation units end of year ..........     516,312        195,470         307,389         188,836       1,612,172        403,656
                                          ===========    ===========     ===========     ===========     ===========    ===========

                                                                                                                   MERRILL
                                                                                                                   LYNCH
                                                    GROWTH                                                         GLOBAL
                                                     AND                           MID-CAP                       ALLOCATION
                                                    INCOME                          VALUE                        V.I. FUND
                                                  PORTFOLIO                       PORTFOLIO                     - CLASS III
                                          --------------------------     ---------------------------     --------------------------
                                              2004           2003            2004            2003            2004           2003
                                              ----           ----            ----            ----            ----           ----
Accumulation units beginning of year ....     412,483             --         469,547              --              --             --
Accumulation units purchased and
  transferred from other funding options    2,037,585        413,663       2,030,936         470,090       1,459,554             --
Accumulation units redeemed and
  transferred to other funding options ..     (22,025)        (1,180)        (56,553)           (543)         (1,704)            --
                                          -----------    -----------     -----------     -----------     -----------    -----------
Accumulation units end of year ..........   2,428,043        412,483       2,443,930         469,547       1,457,850             --
                                          ===========    ===========     ===========     ===========     ===========    ===========

8. SCHEDULE OF ACCUMULATION UNITS

FOR THE YEAR ENDED DECEMBER 31, 2004 AND THE PERIOD MAY 5, 2003
(DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003 (CONTINUED)

                                                                                 OPPENHEIMER                     OPPENHEIMER
                                                 MERRILL LYNCH                     CAPITAL                         GLOBAL
                                                    VALUE                       APPRECIATION                     SECURITIES
                                                OPPORTUNITIES                     FUND/VA -                      FUND/VA -
                                                  V.I. FUND                        SERVICE                        SERVICE
                                                 - CLASS III                       SHARES                          SHARES
                                          --------------------------     ---------------------------     --------------------------
                                              2004           2003            2004            2003            2004           2003
                                              ----           ----            ----            ----            ----           ----
Accumulation units beginning of year ....          --             --       1,263,199              --         968,924             --
Accumulation units purchased and
  transferred from other funding options    1,039,372             --       2,768,937       1,318,744       3,127,649        976,451
Accumulation units redeemed and
  transferred to other funding options ..     (22,338)            --        (223,685)        (55,545)       (275,353)        (7,527)
                                          -----------    -----------     -----------     -----------     -----------    -----------
Accumulation units end of year ..........   1,017,034             --       3,808,451       1,263,199       3,821,220        968,924
                                          ===========    ===========     ===========     ===========     ===========    ===========

                                                   OPPENHEIMER
                                                      MAIN                            REAL                           TOTAL
                                                     STREET                         RETURN                          RETURN
                                                   FUND/VA -                      PORTFOLIO -                    PORTFOLIO -
                                                    SERVICE                     ADMINISTRATIVE                  ADMINISTRATIVE
                                                     SHARES                          CLASS                          CLASS
                                          --------------------------     ---------------------------     --------------------------
                                              2004           2003            2004            2003            2004           2003
                                              ----           ----            ----            ----            ----           ----
Accumulation units beginning of year ....          --             --         631,059              --       2,401,093             --
Accumulation units purchased and
  transferred from other funding options      338,283             --       2,627,069         731,784       5,151,454      2,620,499
Accumulation units redeemed and
  transferred to other funding options ..      (5,402)            --        (229,421)       (100,725)       (318,244)      (219,406)
                                          -----------    -----------     -----------     -----------     -----------    -----------
Accumulation units end of year ..........     332,881             --       3,028,707         631,059       7,234,303      2,401,093
                                          ===========    ===========     ===========     ===========     ===========    ===========

                                                     PIONEER                                                        PIONEER
                                                    AMERICA                         PIONEER                        EMERGING
                                                     INCOME                        BALANCED                        MARKETS
                                                      VCT                             VCT                            VCT
                                                  PORTFOLIO -                     PORTFOLIO -                    PORTFOLIO -
                                                    CLASS II                       CLASS II                        CLASS II
                                                     SHARES                         SHARES                          SHARES
                                          --------------------------     ---------------------------     --------------------------
                                              2004           2003            2004            2003            2004           2003
                                              ----           ----            ----            ----            ----           ----
Accumulation units beginning of year ....   2,326,678             --       2,606,096              --         420,623             --
Accumulation units purchased and
  transferred from other funding options    6,925,148      2,523,742       3,146,065       2,658,348       1,959,675        430,703
Accumulation units redeemed and
  transferred to other funding options ..  (1,783,536)      (197,064)       (318,521)        (52,252)       (366,641)       (10,080)
                                          -----------    -----------     -----------     -----------     -----------    -----------
Accumulation units end of year ..........   7,468,290      2,326,678       5,433,640       2,606,096       2,013,657        420,623
                                          ===========    ===========     ===========     ===========     ===========    ===========

                                                     PIONEER
                                                     EQUITY                         PIONEER                         PIONEER
                                                     INCOME                         EUROPE                           FUND
                                                      VCT                             VCT                            VCT
                                                  PORTFOLIO -                     PORTFOLIO -                    PORTFOLIO -
                                                    CLASS II                       CLASS II                        CLASS II
                                                     SHARES                         SHARES                          SHARES
                                          --------------------------     ---------------------------     --------------------------
                                              2004           2003            2004            2003            2004           2003
                                              ----           ----            ----            ----            ----           ----
Accumulation units beginning of year ....   2,612,880             --         111,614              --       4,059,016             --
Accumulation units purchased and
  transferred from other funding options    5,620,417      2,635,051         140,218         111,745       8,177,950      4,105,392
Accumulation units redeemed and
  transferred to other funding options ..    (635,002)       (22,171)        (22,632)           (131)       (497,321)       (46,376)
                                          -----------    -----------     -----------     -----------     -----------    -----------
Accumulation units end of year ..........   7,598,295      2,612,880         229,200         111,614      11,739,645      4,059,016
                                          ===========    ===========     ===========     ===========     ===========    ===========

8. SCHEDULE OF ACCUMULATION UNITS

FOR THE YEAR ENDED DECEMBER 31, 2004 AND THE PERIOD MAY 5, 2003
(DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003 (CONTINUED)

                                                     PIONEER
                                                     GROWTH                         PIONEER                         PIONEER
                                                     SHARES                       HIGH YIELD                    INTERNATIONAL
                                                      VCT                             VCT                         VALUE VCT
                                                  PORTFOLIO -                     PORTFOLIO -                    PORTFOLIO -
                                                    CLASS II                       CLASS II                        CLASS II
                                                     SHARES                         SHARES                          SHARES
                                          --------------------------     ---------------------------     --------------------------
                                              2004           2003            2004            2003            2004           2003
                                              ----           ----            ----            ----            ----           ----
Accumulation units beginning of year ....   1,756,371             --      12,367,360              --         594,910             --
Accumulation units purchased and
  transferred from other funding options    2,795,218      1,759,666      29,145,739      14,340,559       1,291,780        605,863
Accumulation units redeemed and
  transferred to other funding options ..    (202,098)        (3,295)    (12,642,974)     (1,973,199)       (292,006)       (10,953)
                                          -----------    -----------     -----------     -----------     -----------    -----------
Accumulation units end of year ..........   4,349,491      1,756,371      28,870,125      12,367,360       1,594,684        594,910
                                          ===========    ===========     ===========     ===========     ===========    ===========

                                                                                    PIONEER
                                                                                   OAK RIDGE
                                                     PIONEER                       LARGE CAP                     PIONEER PAPP
                                                    MID CAP                         GROWTH                     AMERICA-PACIFIC
                                                   VALUE VCT                          VCT                          RIM FUND
                                                  PORTFOLIO -                     PORTFOLIO -                       VCT -
                                                    CLASS II                       CLASS II                        CLASS II
                                                     SHARES                         SHARES                          SHARES
                                          --------------------------     ---------------------------     --------------------------
                                              2004           2003            2004            2003            2004           2003
                                              ----           ----            ----            ----            ----           ----
Accumulation units beginning of year ....   2,156,333             --              --              --              --             --
Accumulation units purchased and
  transferred from other funding options    4,697,381      2,288,024       1,710,757              --         652,068             --
Accumulation units redeemed and
  transferred to other funding options ..  (1,022,296)      (131,691)        (32,385)             --         (14,609)            --
                                          -----------    -----------     -----------     -----------     -----------    -----------
Accumulation units end of year ..........   5,831,418      2,156,333       1,678,372              --         637,459             --
                                          ===========    ===========     ===========     ===========     ===========    ===========

                                                     PIONEER
                                                   PAPP SMALL                       PIONEER                         PIONEER
                                                   & MID CAP                      REAL ESTATE                     SMALL CAP
                                                     GROWTH                         SHARES                          VALUE
                                                      VCT                             VCT                            VCT
                                                  PORTFOLIO -                     PORTFOLIO -                    PORTFOLIO -
                                                    CLASS II                       CLASS II                        CLASS II
                                                     SHARES                         SHARES                          SHARES
                                          --------------------------     ---------------------------     --------------------------
                                              2004           2003            2004            2003            2004           2003
                                              ----           ----            ----            ----            ----           ----
Accumulation units beginning of year ....          --             --       1,408,747              --       1,447,871             --
Accumulation units purchased and
  transferred from other funding options    1,227,452             --       2,961,153       1,425,148       2,758,182      1,572,939
Accumulation units redeemed and
  transferred to other funding options ..    (346,842)            --        (418,190)        (16,401)       (482,909)      (125,068)
                                          -----------    -----------     -----------     -----------     -----------    -----------
Accumulation units end of year ..........     880,610             --       3,951,710       1,408,747       3,723,144      1,447,871
                                          ===========    ===========     ===========     ===========     ===========    ===========

                                                    PIONEER                         PIONEER
                                                     SMALL                         STRATEGIC                        PIONEER
                                                    COMPANY                         INCOME                          VALUE
                                                      VCT                             VCT                            VCT
                                                  PORTFOLIO -                     PORTFOLIO -                    PORTFOLIO -
                                                    CLASS II                       CLASS II                        CLASS II
                                                     SHARES                         SHARES                          SHARES
                                          --------------------------     ---------------------------     --------------------------
                                              2004           2003            2004            2003            2004           2003
                                              ----           ----            ----            ----            ----           ----
Accumulation units beginning of year ....     379,560             --       2,459,613              --         668,964             --
Accumulation units purchased and
  transferred from other funding options      566,625        392,079       7,954,938       2,589,069       3,189,292        737,855
Accumulation units redeemed and
  transferred to other funding options ..     (75,077)       (12,519)     (1,049,268)       (129,456)       (199,111)       (68,891)
                                          -----------    -----------     -----------     -----------     -----------    -----------
Accumulation units end of year ..........     871,108        379,560       9,365,283       2,459,613       3,659,145        668,964
                                          ===========    ===========     ===========     ===========     ===========    ===========

8. SCHEDULE OF ACCUMULATION UNITS

FOR THE YEAR ENDED DECEMBER 31, 2004 AND THE PERIOD MAY 5, 2003
(DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003 (CONTINUED)

                                                    PUTNAM VT                      PUTNAM VT
                                                 INTERNATIONAL                     SMALL CAP
                                                  EQUITY FUND                     VALUE FUND                        ALL CAP
                                                   - CLASS IB                     - CLASS IB                        FUND -
                                                     SHARES                         SHARES                         CLASS I
                                          --------------------------     ---------------------------     --------------------------
                                              2004           2003            2004            2003            2004           2003
                                              ----           ----            ----            ----            ----           ----
Accumulation units beginning of year ....     121,701             --         613,550              --         394,651             --
Accumulation units purchased and
  transferred from other funding options       80,477        122,355       1,643,806         625,922       1,487,900        395,939
Accumulation units redeemed and
  transferred to other funding options ..     (21,214)          (654)        (83,957)        (12,372)        (35,068)        (1,288)
                                          -----------    -----------     -----------     -----------     -----------    -----------
Accumulation units end of year ..........     180,964        121,701       2,173,399         613,550       1,847,483        394,651
                                          ===========    ===========     ===========     ===========     ===========    ===========

                                                                                   LARGE CAP                       SMALL CAP
                                                    INVESTORS                       GROWTH                          GROWTH
                                                     FUND -                         FUND -                          FUND -
                                                    CLASS I                         CLASS I                        CLASS I
                                          --------------------------     ---------------------------     --------------------------
                                              2004           2003            2004            2003            2004           2003
                                              ----           ----            ----            ----            ----           ----
Accumulation units beginning of year ....     600,786             --         336,069              --         511,326             --
Accumulation units purchased and
  transferred from other funding options      857,918        602,741       1,445,765         337,733       1,557,892        514,078
Accumulation units redeemed and
  transferred to other funding options ..     (44,032)        (1,955)        (69,605)         (1,664)        (82,159)        (2,752)
                                          -----------    -----------     -----------     -----------     -----------    -----------
Accumulation units end of year ..........   1,414,672        600,786       1,712,229         336,069       1,987,059        511,326
                                          ===========    ===========     ===========     ===========     ===========    ===========

                                                                                    SCUDDER                          21ST
                                                      TOTAL                       REAL ESTATE                      CENTURY
                                                     RETURN                       SECURITIES                        GROWTH
                                                     FUND -                        PORTFOLIO                     PORTFOLIO -
                                                    CLASS II                       - CLASS B                       CLASS B
                                          --------------------------     ---------------------------     --------------------------
                                              2004           2003            2004            2003            2004           2003
                                              ----           ----            ----            ----            ----           ----
Accumulation units beginning of year ....   1,628,920             --         506,209              --          76,182             --
Accumulation units purchased and
  transferred from other funding options    2,251,437      1,683,028       2,108,375         509,041         358,621         76,182
Accumulation units redeemed and
  transferred to other funding options ..    (367,719)       (54,108)       (214,618)         (2,832)        (10,888)            --
                                          -----------    -----------     -----------     -----------     -----------    -----------
Accumulation units end of year ..........   3,512,638      1,628,920       2,399,966         506,209         423,915         76,182
                                          ===========    ===========     ===========     ===========     ===========    ===========

                                                                                                                    GROWTH
                                                                                     GLOBAL                          AND
                                                 CAPITAL GROWTH                    DISCOVERY                        INCOME
                                                   PORTFOLIO                      PORTFOLIO -                    PORTFOLIO -
                                                   - CLASS B                        CLASS B                        CLASS B
                                          --------------------------     ---------------------------     --------------------------
                                              2004           2003            2004            2003            2004           2003
                                              ----           ----            ----            ----            ----           ----
Accumulation units beginning of year ....     336,874             --         274,209              --         408,892             --
Accumulation units purchased and
  transferred from other funding options    1,084,821        337,542         919,411         274,980       1,461,735        410,316
Accumulation units redeemed and
  transferred to other funding options ..     (57,040)          (668)        (67,856)           (771)       (132,410)        (1,424)
                                          -----------    -----------     -----------     -----------     -----------    -----------
Accumulation units end of year ..........   1,364,655        336,874       1,125,764         274,209       1,738,217        408,892
                                          ===========    ===========     ===========     ===========     ===========    ===========

8. SCHEDULE OF ACCUMULATION UNITS

FOR THE YEAR ENDED DECEMBER 31, 2004 AND THE PERIOD MAY 5, 2003
(DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003 (CONTINUED)

                                                                                                                    SCUDDER
                                                     HEALTH                                                       AGGRESSIVE
                                                    SCIENCES                     INTERNATIONAL                      GROWTH
                                                   PORTFOLIO                      PORTFOLIO -                    PORTFOLIO -
                                                   - CLASS B                        CLASS B                        CLASS B
                                          --------------------------     ---------------------------     --------------------------
                                              2004           2003            2004            2003            2004           2003
                                              ----           ----            ----            ----            ----           ----
Accumulation units beginning of year ....     483,231             --         247,353              --         199,264             --
Accumulation units purchased and
  transferred from other funding options    1,057,221        484,980       1,329,543         248,646         197,584        199,279
Accumulation units redeemed and
  transferred to other funding options ..    (122,305)        (1,749)        (39,727)         (1,293)        (93,708)           (15)
                                          -----------    -----------     -----------     -----------     -----------    -----------
Accumulation units end of year ..........   1,418,147        483,231       1,537,169         247,353         303,140        199,264
                                          ===========    ===========     ===========     ===========     ===========    ===========

                                                                                    SCUDDER
                                                                                 CONSERVATIVE                       SCUDDER
                                                     SCUDDER                        INCOME                          FIXED
                                                   BLUE CHIP                       STRATEGY                         INCOME
                                                  PORTFOLIO -                     PORTFOLIO -                    PORTFOLIO -
                                                    CLASS B                         CLASS B                        CLASS B
                                          --------------------------     ---------------------------     --------------------------
                                              2004           2003            2004            2003            2004           2003
                                              ----           ----            ----            ----            ----           ----
Accumulation units beginning of year ....     580,981             --              --              --       1,454,760             --
Accumulation units purchased and
  transferred from other funding options    2,135,058        584,205          56,101              --       6,269,560      1,467,766
Accumulation units redeemed and
  transferred to other funding options ..    (385,928)        (3,224)             --              --      (1,396,044)       (13,006)
                                          -----------    -----------     -----------     -----------     -----------    -----------
Accumulation units end of year ..........   2,330,111        580,981          56,101              --       6,328,276      1,454,760
                                          ===========    ===========     ===========     ===========     ===========    ===========

                                                                                    SCUDDER
                                                     SCUDDER                       GROWTH &
                                                     GLOBAL                         INCOME                          SCUDDER
                                                   BLUE CHIP                       STRATEGY                         GROWTH
                                                  PORTFOLIO -                     PORTFOLIO -                    PORTFOLIO -
                                                    CLASS B                         CLASS B                        CLASS B
                                          --------------------------     ---------------------------     --------------------------
                                              2004           2003            2004            2003            2004           2003
                                              ----           ----            ----            ----            ----           ----
Accumulation units beginning of year ....     185,453             --              --              --         276,558             --
Accumulation units purchased and
  transferred from other funding options    1,005,585        185,498       3,034,285              --         745,265        277,171
Accumulation units redeemed and
  transferred to other funding options ..     (65,322)           (45)         (5,250)             --         (11,236)          (613)
                                          -----------    -----------     -----------     -----------     -----------    -----------
Accumulation units end of year ..........   1,125,716        185,453       3,029,035              --       1,010,587        276,558
                                          ===========    ===========     ===========     ===========     ===========    ===========

                                                                                                                    SCUDDER
                                                     SCUDDER                        SCUDDER                        INCOME &
                                                     GROWTH                          HIGH                           GROWTH
                                                    STRATEGY                        INCOME                         STRATEGY
                                                  PORTFOLIO -                     PORTFOLIO -                    PORTFOLIO -
                                                    CLASS B                         CLASS B                        CLASS B
                                          --------------------------     ---------------------------     --------------------------
                                              2004           2003            2004            2003            2004           2003
                                              ----           ----            ----            ----            ----           ----
Accumulation units beginning of year ....          --             --       1,081,152              --              --             --
Accumulation units purchased and
  transferred from other funding options    2,464,627             --       2,577,406       1,085,180       1,541,196             --
Accumulation units redeemed and
  transferred to other funding options ..      (3,204)            --        (179,187)         (4,028)         (1,436)            --
                                          -----------    -----------     -----------     -----------     -----------    -----------
Accumulation units end of year ..........   2,461,423             --       3,479,371       1,081,152       1,539,760             --
                                          ===========    ===========     ===========     ===========     ===========    ===========

8. SCHEDULE OF ACCUMULATION UNITS

FOR THE YEAR ENDED DECEMBER 31, 2004 AND THE PERIOD MAY 5, 2003
(DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003 (CONTINUED)

                                                     SCUDDER                                                        SCUDDER
                                                 INTERNATIONAL                      SCUDDER                         SMALL
                                                     SELECT                          MONEY                           CAP
                                                     EQUITY                         MARKET                          GROWTH
                                                  PORTFOLIO -                     PORTFOLIO -                    PORTFOLIO -
                                                    CLASS B                         CLASS B                        CLASS B
                                          --------------------------     ---------------------------     --------------------------
                                              2004           2003            2004            2003            2004           2003
                                              ----           ----            ----            ----            ----           ----
Accumulation units beginning of year ....     442,573             --       3,173,519              --         433,592             --
Accumulation units purchased and
  transferred from other funding options    3,144,520        443,828       7,635,894       3,308,727       1,573,338        433,718
Accumulation units redeemed and
  transferred to other funding options ..    (173,465)        (1,255)     (4,652,589)       (135,208)       (162,688)          (126)
                                          -----------    -----------     -----------     -----------     -----------    -----------
Accumulation units end of year ..........   3,413,628        442,573       6,156,824       3,173,519       1,844,242        433,592
                                          ===========    ===========     ===========     ===========     ===========    ===========

                                                     SCUDDER                        SCUDDER                         SCUDDER
                                                   STRATEGIC                      TECHNOLOGY                        TOTAL
                                                     INCOME                         GROWTH                          RETURN
                                                  PORTFOLIO -                     PORTFOLIO -                    PORTFOLIO -
                                                    CLASS B                         CLASS B                        CLASS B
                                          --------------------------     ---------------------------     --------------------------
                                              2004           2003            2004            2003            2004           2003
                                              ----           ----            ----            ----            ----           ----
Accumulation units beginning of year ....     520,386             --         472,968              --         359,405             --
Accumulation units purchased and
  transferred from other funding options    3,340,476        520,685         796,274         479,069       2,602,120        360,761
Accumulation units redeemed and
  transferred to other funding options ..  (1,039,133)          (299)       (115,578)         (6,101)        (27,658)        (1,356)
                                          -----------    -----------     -----------     -----------     -----------    -----------
Accumulation units end of year ..........   2,821,729        520,386       1,153,664         472,968       2,933,867        359,405
                                          ===========    ===========     ===========     ===========     ===========    ===========

                                                       SVS                            SVS                             SVS
                                                     DAVIS                          DREMAN                          DREMAN
                                                    VENTURE                        FINANCIAL                     HIGH RETURN
                                                     VALUE                         SERVICES                         EQUITY
                                                  PORTFOLIO -                     PORTFOLIO -                    PORTFOLIO -
                                                    CLASS B                         CLASS B                        CLASS B
                                          --------------------------     ---------------------------     --------------------------
                                              2004           2003            2004            2003            2004           2003
                                              ----           ----            ----            ----            ----           ----
Accumulation units beginning of year ....   1,040,802             --         351,556              --         799,595             --
Accumulation units purchased and
  transferred from other funding options    6,512,583      1,041,908         933,004         354,412       4,688,518        804,259
Accumulation units redeemed and
  transferred to other funding options ..  (1,055,895)        (1,106)        (54,479)         (2,856)       (392,831)        (4,664)
                                          -----------    -----------     -----------     -----------     -----------    -----------
Accumulation units end of year ..........   6,497,490      1,040,802       1,230,081         351,556       5,095,282        799,595
                                          ===========    ===========     ===========     ===========     ===========    ===========

                                                                                      SVS
                                                       SVS                           EAGLE                            SVS
                                                     DREMAN                         FOCUSED                         FOCUS
                                                   SMALL CAP                       LARGE CAP                       VALUE &
                                                     VALUE                          GROWTH                          GROWTH
                                                  PORTFOLIO -                     PORTFOLIO -                    PORTFOLIO -
                                                    CLASS B                         CLASS B                        CLASS B
                                          --------------------------     ---------------------------     --------------------------
                                              2004           2003            2004            2003            2004           2003
                                              ----           ----            ----            ----            ----           ----
Accumulation units beginning of year ....     787,795             --         477,320              --          53,820             --
Accumulation units purchased and
  transferred from other funding options    3,257,328        794,958       1,461,695         478,778         460,078         53,844
Accumulation units redeemed and
  transferred to other funding options ..    (119,915)        (7,163)       (155,084)         (1,458)        (27,474)           (24)
                                          -----------    -----------     -----------     -----------     -----------    -----------
Accumulation units end of year ..........   3,925,208        787,795       1,783,931         477,320         486,424         53,820
                                          ===========    ===========     ===========     ===========     ===========    ===========

8. SCHEDULE OF ACCUMULATION UNITS

FOR THE YEAR ENDED DECEMBER 31, 2004 AND THE PERIOD MAY 5, 2003
(DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003 (CONTINUED)

                                                    SCUDDER
                                                   GOVERNMENT                       SCUDDER                           SVS
                                                    & AGENCY                       LARGE CAP                        INDEX
                                                   SECURITIES                        VALUE                           500
                                                  PORTFOLIO -                     PORTFOLIO -                    PORTFOLIO -
                                                    CLASS B                         CLASS B                        CLASS B
                                          --------------------------     ---------------------------     --------------------------
                                              2004           2003            2004            2003            2004           2003
                                              ----           ----            ----            ----            ----           ----
Accumulation units beginning of year ....     488,723             --       1,057,445              --         341,601             --
Accumulation units purchased and
  transferred from other funding options    3,080,939        489,078       1,873,764       1,060,000       4,776,601        342,107
Accumulation units redeemed and
  transferred to other funding options ..    (253,900)          (355)       (213,026)         (2,555)        (54,680)          (506)
                                          -----------    -----------     -----------     -----------     -----------    -----------
Accumulation units end of year ..........   3,315,762        488,723       2,718,183       1,057,445       5,063,522        341,601
                                          ===========    ===========     ===========     ===========     ===========    ===========

                                                                                      SVS
                                                       SVS                           JANUS                            SVS
                                                    INVESCO                         GROWTH                          JANUS
                                                    DYNAMIC                           AND                           GROWTH
                                                     GROWTH                         INCOME                      OPPORTUNITIES
                                                  PORTFOLIO -                     PORTFOLIO -                    PORTFOLIO -
                                                    CLASS B                         CLASS B                        CLASS B
                                          --------------------------     ---------------------------     --------------------------
                                              2004           2003            2004            2003            2004           2003
                                              ----           ----            ----            ----            ----           ----
Accumulation units beginning of year ....      85,141             --         577,606              --         118,437             --
Accumulation units purchased and
  transferred from other funding options      248,197         85,526       1,273,516         578,323         142,502        118,438
Accumulation units redeemed and
  transferred to other funding options ..     (19,589)          (385)       (135,238)           (717)         (7,053)            (1)
                                          -----------    -----------     -----------     -----------     -----------    -----------
Accumulation units end of year ..........     313,749         85,141       1,715,884         577,606         253,886        118,437
                                          ===========    ===========     ===========     ===========     ===========    ===========

                                                      SVS                                                            SVS
                                                      MFS                           SVS OAK                         TURNER
                                                   STRATEGIC                       STRATEGIC                       MID CAP
                                                     VALUE                          EQUITY                          GROWTH
                                                  PORTFOLIO -                     PORTFOLIO -                    PORTFOLIO -
                                                    CLASS B                         CLASS B                        CLASS B
                                          --------------------------     ---------------------------     --------------------------
                                              2004           2003            2004            2003            2004           2003
                                              ----           ----            ----            ----            ----           ----
Accumulation units beginning of year ....     454,837             --         235,934              --         325,310             --
Accumulation units purchased and
  transferred from other funding options      935,058        456,139       1,796,356         236,285         999,863        325,429
Accumulation units redeemed and
  transferred to other funding options ..     (91,374)        (1,302)       (195,011)           (351)        (57,988)          (119)
                                          -----------    -----------     -----------     -----------     -----------    -----------
Accumulation units end of year ..........   1,298,521        454,837       1,837,279         235,934       1,267,185        325,310
                                          ===========    ===========     ===========     ===========     ===========    ===========

                                                                                     ALGER
                                                      ALGER                        AMERICAN
                                                    AMERICAN                       LEVERAGED
                                                    BALANCED                        ALLCAP
                                                  PORTFOLIO -                     PORTFOLIO -                     CONVERTIBLE
                                                    CLASS S                         CLASS S                       SECURITIES
                                                     SHARES                         SHARES                        PORTFOLIO
                                          --------------------------     ---------------------------     --------------------------
                                              2004           2003            2004            2003            2004           2003
                                              ----           ----            ----            ----            ----           ----
Accumulation units beginning of year ....     734,901             --         186,991              --         504,730             --
Accumulation units purchased and
  transferred from other funding options    2,044,262      1,150,516         607,485         228,451       1,733,995        510,477
Accumulation units redeemed and
  transferred to other funding options ..    (116,746)      (415,615)        (81,004)        (41,460)        (72,962)        (5,747)
                                          -----------    -----------     -----------     -----------     -----------    -----------
Accumulation units end of year ..........   2,662,417        734,901         713,472         186,991       2,165,763        504,730
                                          ===========    ===========     ===========     ===========     ===========    ===========

8. SCHEDULE OF ACCUMULATION UNITS

FOR THE YEAR ENDED DECEMBER 31, 2004 AND THE PERIOD MAY 5, 2003
(DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003 (CONTINUED)

                                                 DISCIPLINED
                                                  MID CAP                          EQUITY                        FEDERATED
                                                   STOCK                          INCOME                        HIGH YIELD
                                                 PORTFOLIO                       PORTFOLIO                      PORTFOLIO
                                          --------------------------     ---------------------------     --------------------------
                                              2004           2003            2004            2003            2004           2003
                                              ----           ----            ----            ----            ----           ----
Accumulation units beginning of year ....     344,316             --       1,075,226              --         479,387             --
Accumulation units purchased and
  transferred from other funding options    1,371,001        351,949       1,566,527       1,080,296       1,607,365        495,237
Accumulation units redeemed and
  transferred to other funding options ..     (28,897)        (7,633)        (60,760)         (5,070)       (529,099)       (15,850)
                                          -----------    -----------     -----------     -----------     -----------    -----------
Accumulation units end of year ..........   1,686,420        344,316       2,580,993       1,075,226       1,557,653        479,387
                                          ===========    ===========     ===========     ===========     ===========    ===========

                                                                                                                    LAZARD
                                                    FEDERATED                                                   INTERNATIONAL
                                                     STOCK                         LARGE CAP                        STOCK
                                                   PORTFOLIO                       PORTFOLIO                      PORTFOLIO
                                          --------------------------     ---------------------------     --------------------------
                                              2004           2003            2004            2003            2004           2003
                                              ----           ----            ----            ----            ----           ----
Accumulation units beginning of year ....      72,412             --         454,655              --          94,705             --
Accumulation units purchased and
  transferred from other funding options      263,418         74,020         776,521         454,885         603,041         95,015
Accumulation units redeemed and
  transferred to other funding options ..      (6,630)        (1,608)        (16,457)           (230)        (29,848)          (310)
                                          -----------    -----------     -----------     -----------     -----------    -----------
Accumulation units end of year ..........     329,200         72,412       1,214,719         454,655         667,898         94,705
                                          ===========    ===========     ===========     ===========     ===========    ===========

                                                  MERRILL LYNCH                       MFS                             MFS
                                                   LARGE CAP                       EMERGING                        MID CAP
                                                      CORE                          GROWTH                          GROWTH
                                                   PORTFOLIO                       PORTFOLIO                      PORTFOLIO
                                          --------------------------     ---------------------------     --------------------------
                                              2004           2003            2004            2003            2004           2003
                                              ----           ----            ----            ----            ----           ----
Accumulation units beginning of year ....     128,844             --         241,673              --         405,639             --
Accumulation units purchased and
  transferred from other funding options      888,968        128,847         715,888         241,683       1,195,122        406,093
Accumulation units redeemed and
  transferred to other funding options ..      (1,825)            (3)        (15,353)            (10)        (74,886)          (454)
                                          -----------    -----------     -----------     -----------     -----------    -----------
Accumulation units end of year ..........   1,015,987        128,844         942,208         241,673       1,525,875        405,639
                                          ===========    ===========     ===========     ===========     ===========    ===========

                                                                                                                    SOCIAL
                                                       MFS                          PIONEER                       AWARENESS
                                                     VALUE                           FUND                           STOCK
                                                   PORTFOLIO                       PORTFOLIO                      PORTFOLIO
                                          --------------------------     ---------------------------     --------------------------
                                              2004           2003            2004            2003            2004           2003
                                              ----           ----            ----            ----            ----           ----
Accumulation units beginning of year ....          --             --          75,247              --              --             --
Accumulation units purchased and
  transferred from other funding options      941,752             --         146,543          75,251         471,449             --
Accumulation units redeemed and
  transferred to other funding options ..     (48,663)            --          (4,160)             (4)           (472)            --
                                          -----------    -----------     -----------     -----------     -----------    -----------
Accumulation units end of year ..........     893,089             --         217,630          75,247         470,977             --
                                          ===========    ===========     ===========     ===========     ===========    ===========

8. SCHEDULE OF ACCUMULATION UNITS

FOR THE YEAR ENDED DECEMBER 31, 2004 AND THE PERIOD MAY 5, 2003
(DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003 (CONTINUED)

                                                    TRAVELERS                         U.S.                            AIM
                                                    QUALITY                       GOVERNMENT                       CAPITAL
                                                      BOND                        SECURITIES                     APPRECIATION
                                                   PORTFOLIO                       PORTFOLIO                      PORTFOLIO
                                          --------------------------     ---------------------------     --------------------------
                                              2004           2003            2004            2003            2004           2003
                                              ----           ----            ----            ----            ----           ----
Accumulation units beginning of year ....   1,909,334             --              --              --         300,809             --
Accumulation units purchased and
  transferred from other funding options    2,817,388      2,095,265         492,239              --         657,548        305,789
Accumulation units redeemed and
  transferred to other funding options ..    (383,619)      (185,931)         (4,579)             --          (9,586)        (4,980)
                                          -----------    -----------     -----------     -----------     -----------    -----------
Accumulation units end of year ..........   4,343,103      1,909,334         487,660              --         948,771        300,809
                                          ===========    ===========     ===========     ===========     ===========    ===========

                                                                                                                      SB
                                                                                                                  ADJUSTABLE
                                                                                                                     RATE
                                                       MFS                          PIONEER                         INCOME
                                                     TOTAL                         STRATEGIC                     PORTFOLIO -
                                                     RETURN                         INCOME                         CLASS I
                                                   PORTFOLIO                       PORTFOLIO                        SHARES
                                          --------------------------     ---------------------------     --------------------------
                                              2004           2003            2004            2003            2004           2003
                                              ----           ----            ----            ----            ----           ----
Accumulation units beginning of year ....   3,286,353             --              --              --         334,340             --
Accumulation units purchased and
  transferred from other funding options    6,339,055      3,309,980         462,372              --       1,173,796        334,340
Accumulation units redeemed and
  transferred to other funding options ..    (270,408)       (23,627)        (16,520)             --        (272,209)            --
                                          -----------    -----------     -----------     -----------     -----------    -----------
Accumulation units end of year ..........   9,355,000      3,286,353         445,852              --       1,235,927        334,340
                                          ===========    ===========     ===========     ===========     ===========    ===========

                                                                                    COMSTOCK                      ENTERPRISE
                                                    STRATEGIC                     PORTFOLIO -                    PORTFOLIO -
                                                     EQUITY                        CLASS II                        CLASS II
                                                   PORTFOLIO                        SHARES                          SHARES
                                          --------------------------     ---------------------------     --------------------------
                                              2004           2003            2004            2003            2004           2003
                                              ----           ----            ----            ----            ----           ----
Accumulation units beginning of year ....     500,414             --         578,599              --         135,042             --
Accumulation units purchased and
  transferred from other funding options      274,172        500,954       1,478,995         579,779          27,541        135,044
Accumulation units redeemed and
  transferred to other funding options ..     (15,170)          (540)        (23,954)         (1,180)        (60,906)            (2)
                                          -----------    -----------     -----------     -----------     -----------    -----------
Accumulation units end of year ..........     759,416        500,414       2,033,640         578,599         101,677        135,042
                                          ===========    ===========     ===========     ===========     ===========    ===========

                                                                                    DYNAMIC
                                                                                    CAPITAL
                                                   CONTRAFUND(R)                   APPRECIATION
                                                  PORTFOLIO -                     PORTFOLIO -                       MID CAP
                                                    SERVICE                         SERVICE                      PORTFOLIO -
                                                    CLASS 2                         CLASS 2                    SERVICE CLASS 2
                                          --------------------------     ---------------------------     --------------------------
                                              2004           2003            2004            2003            2004           2003
                                              ----           ----            ----            ----            ----           ----
Accumulation units beginning of year ....     799,859             --          76,089              --         529,242             --
Accumulation units purchased and
  transferred from other funding options    2,955,590        801,588         267,888          76,407       3,413,342        530,358
Accumulation units redeemed and
  transferred to other funding options ..     (82,433)        (1,729)           (780)           (318)       (120,207)        (1,116)
                                          -----------    -----------     -----------     -----------     -----------    -----------
Accumulation units end of year ..........   3,673,016        799,859         343,197          76,089       3,822,377        529,242
                                          ===========    ===========     ===========     ===========     ===========    ===========

8. SCHEDULE OF ACCUMULATION UNITS

FOR THE YEAR ENDED DECEMBER 31, 2004 AND THE PERIOD MAY 5, 2003
(DATE OPERATIONS COMMENCED) TO DECEMBER 31, 2003 (CONTINUED)

                                                   COMBINED
                                          --------------------------
                                              2004           2003
                                              ----           ----

Accumulation units beginning of year .... 105,808,868             --
Accumulation units purchased and
  transferred from other funding options  331,508,342    115,393,414
Accumulation units redeemed and
  transferred to other funding options .. (67,523,185)    (9,584,546)
                                          -----------    -----------
Accumulation units end of year .......... 369,794,025    105,808,868
                                          ===========    ===========

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of the Travelers Life and Annuity Company and Owners of Variable Annuity Contracts of TLAC Separate Account Twelve for Variable Annuities:

We have audited the accompanying statement of assets and liabilities of TLAC Separate Account Twelve for Variable Annuities as of December 31, 2004 and the related statement of operations, the statement of changes in net assets and financial highlights for the period May 5, 2003 (date operations commenced) to December 31, 2003 and for the year ended December 31, 2004. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TLAC Separate Account Twelve for Variable Annuities as of December 31, 2004, the results of its operations, the changes in the net assets for and the financial highlights for the period May 5, 2003 (date operations commenced) to December 31, 2003 and for the year ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP

Hartford, Connecticut
March 16, 2005

                              INDEPENDENT AUDITORS
                              --------------------
                                    KPMG LLP
                              Hartford, Connecticut

This report is prepared for the general information of contract owners and is not an offer of units of TLAC Separate Account Twelve for Variable Annuities or shares of Separate Account Twelve's underlying funds. It should not be used in connection with any offer except in conjunction with the Prospectus for TLAC Separate Account Twelve for Variable Annuities product(s) offered by The Travelers Life and Annuity Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including additional information on charges and expenses.


VG-SEP12 (Annual) (12-04) Printed in U.S.A.





             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholder
The Travelers Life and Annuity Company:

We have audited the accompanying balance sheets of The Travelers Life and Annuity Company as of December 31, 2004 and 2003, and the related statements of income, changes in shareholder's equity, and cash flows for each of the years in the three-year period ended December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Life and Annuity Company as of December 31, 2004 and 2003, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the financial statements, the Company changed its methods of accounting and reporting for certain nontraditional long-duration contracts and for separate accounts in 2004 and for goodwill and intangible assets in 2002.


/s/ KPMG LLP

Hartford, Connecticut
March 28, 2005

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                              STATEMENTS OF INCOME
                                 ($ IN MILLIONS)

FOR THE YEAR ENDED DECEMBER 31,                       2004      2003      2002
                                                      ----      ----      ----

REVENUES
Premiums                                              $  40     $  41     $  43
Net investment income                                   389       356       312
Net realized investment gains (losses)                   17        (7)      (31)
Fee income                                              371       237       190
Other revenues                                            5        19        19
-------------------------------------------------------------------------------
     Total Revenues                                     822       646       533
-------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Current and future insurance benefits                    85        90        94
Interest credited to contractholders                    241       217       181
Amortization of deferred acquisition costs              226       136        67
General and administrative expenses                      63        49        32
-------------------------------------------------------------------------------
     Total Benefits and Expenses                        615       492       374
-------------------------------------------------------------------------------

Income before federal income taxes                      207       154       159
-------------------------------------------------------------------------------

Federal income taxes
     Current                                             96        74       (31)
     Deferred                                           (47)      (39)       87
-------------------------------------------------------------------------------
     Total Federal Income Taxes                          49        35        56
-------------------------------------------------------------------------------

Net Income                                            $ 158     $ 119     $ 103
===============================================================================

                       See Notes to Financial Statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                                 BALANCE SHEETS
                                 ($IN MILLIONS)

AT DECEMBER 31,                                                                             2004       2003
------------------------------------------------------------------------------------------------------------
ASSETS
Fixed maturities, available for sale at fair value (including $133 and $131 subject to
     securities lending agreements) (cost $5,929 and $5,034)                              $ 6,261    $ 5,357
Equity securities, at fair value (cost $16 and $8)                                             19          8
Mortgage loans                                                                                212        136
Short-term securities                                                                         420        195
Other invested assets                                                                         417        393
------------------------------------------------------------------------------------------------------------
      Total Investments                                                                     7,329      6,089
------------------------------------------------------------------------------------------------------------
Separate and variable accounts                                                             11,631      9,690
Deferred acquisition costs                                                                  1,522      1,279
Premiums and fees receivable                                                                   75         67
Other assets                                                                                  268        313
------------------------------------------------------------------------------------------------------------
     Total Assets                                                                         $20,825    $17,438
------------------------------------------------------------------------------------------------------------

LIABILITIES
Future policy benefits and claims                                                         $ 1,079    $ 1,098
Contractholder funds                                                                        5,227      4,512
Separate and variable accounts                                                             11,631      9,690
Deferred federal income taxes                                                                 180        225
Other liabilities                                                                             747        515
------------------------------------------------------------------------------------------------------------
     Total Liabilities                                                                     18,864     16,039
------------------------------------------------------------------------------------------------------------

SHAREHOLDER'S EQUITY
Common stock, par value $100; 100,000 shares authorized,
   30,000 issued and outstanding                                                                3          3
Additional paid-in capital                                                                    817        417
Retained earnings                                                                             922        764
Accumulated other changes in equity from nonowner sources                                     219        215
------------------------------------------------------------------------------------------------------------
     Total Shareholder's Equity                                                             1,961      1,399
------------------------------------------------------------------------------------------------------------

     Total Liabilities and Shareholder's Equity                                           $20,825    $17,438
============================================================================================================

                       See Notes to Financial Statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                  STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
                                 ($ IN MILLIONS)

                                                                 FOR THE YEAR ENDED
                                                                     DECEMBER 31,
-----------------------------------------------------------------------------------------
COMMON STOCK                                                2004        2003        2002
-----------------------------------------------------------------------------------------
Balance, beginning of year                                $     3     $     3     $     3
Changes in common stock                                        --          --          --
-----------------------------------------------------------------------------------------
Balance, end of year                                      $     3     $     3     $     3
=========================================================================================

-----------------------------------------------------------------------------------------
ADDITIONAL PAID-IN CAPITAL
-----------------------------------------------------------------------------------------
Balance, beginning of year                                $   417     $   417     $   417
Capital contributed by parent                                 400          --          --
-----------------------------------------------------------------------------------------
Balance, end of year                                      $   817     $   417     $   417
=========================================================================================

-----------------------------------------------------------------------------------------
RETAINED EARNINGS
-----------------------------------------------------------------------------------------

Balance, beginning of year                                $   764     $   645     $   542
Net income                                                    158         119         103
-----------------------------------------------------------------------------------------
Balance, end of year                                      $   922     $   764     $   645
=========================================================================================

-----------------------------------------------------------------------------------------
ACCUMULATED OTHER CHANGES
IN EQUITY FROM NONOWNER SOURCES
-----------------------------------------------------------------------------------------

Balance, beginning of year                                $   215     $    95     $    16
Unrealized gains, net of tax                                    9         123          72
Derivative instrument hedging activity gains (losses),
    net of tax                                                 (5)         (3)          7
-----------------------------------------------------------------------------------------
Balance, end of year                                      $   219     $   215     $    95
=========================================================================================

-----------------------------------------------------------------------------------------
SUMMARY OF CHANGES IN EQUITY
FROM NONOWNER SOURCES
-----------------------------------------------------------------------------------------

Net income                                                $   158     $   119     $   103
Other changes in equity from nonowner sources                   4         120          79
-----------------------------------------------------------------------------------------
Total changes in equity from nonowner sources             $   162     $   239     $   182
=========================================================================================

-----------------------------------------------------------------------------------------
TOTAL SHAREHOLDER'S EQUITY
-----------------------------------------------------------------------------------------
Balance, beginning of year                                $ 1,399     $ 1,160     $   978
Changes in total shareholder's equity                         562         239         182
-----------------------------------------------------------------------------------------
Balance, end of year                                      $ 1,961     $ 1,399     $ 1,160
=========================================================================================

                       See Notes to Financial Statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                            STATEMENTS OF CASH FLOWS
                           INCREASE (DECREASE) IN CASH
                                 ($ IN MILLIONS)

FOR THE YEARS ENDED DECEMBER 31,                                 2004        2003        2002
-----------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
     Premiums collected                                         $    39     $    44     $    44
     Net investment income received                                 383         320         277
     Fee and other income received                                  399         265         239
     Benefits and claims paid                                      (134)       (106)       (104)
     Interest paid to contractholders                              (241)       (217)       (181)
     Operating expenses paid                                       (470)       (437)       (344)
     Income taxes (paid) received                                   179        (135)         89
     Other                                                          (46)         41         (21)
-----------------------------------------------------------------------------------------------
         Net Cash Provided by (Used in) Operating Activities        109        (225)         (1)
-----------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
     Proceeds from maturities of investments
         Fixed maturities                                           489         520         255
         Mortgage loans                                              53          23          36
     Proceeds from sales of investments
         Fixed maturities                                           802       1,658       1,690
         Equity securities                                           19           8          36
         Mortgage loans                                               6          --          --
         Real estate held for sale                                    2           1          --
     Purchases of investments
         Fixed maturities                                        (2,179)     (2,824)     (3,018)
         Equity securities                                          (30)         (4)        (36)
         Mortgage loans                                            (136)        (28)        (45)
     Policy loans, net                                               (5)          1         (11)
     Short-term securities (purchases) sales, net                  (225)        280        (269)
     Other investment purchases, net                                (43)        (46)        (21)
     Securities transactions in course of settlement, net            23          (4)        118
-----------------------------------------------------------------------------------------------
         Net Cash Used in Investing Activities                   (1,224)       (415)     (1,265)
-----------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
     Contractholder fund deposits                                 1,023         914       1,486
     Contractholder fund withdrawals                               (308)       (288)       (224)
     Contribution from parent company                               400          --          --
-----------------------------------------------------------------------------------------------
         Net Cash Provided by Financing Activities                1,115         626       1,262
-----------------------------------------------------------------------------------------------
Net increase (decrease) in cash                                      --         (14)         (4)
Cash at beginning of year                                             1          15          19
-----------------------------------------------------------------------------------------------
Cash at December 31,                                            $     1     $     1     $    15
===============================================================================================

                       See Notes to Financial Statements.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      Significant accounting policies used in the preparation of the accompanying financial statements follow.

      BASIS OF PRESENTATION

      The Travelers Life and Annuity Company (the Company) is a wholly owned subsidiary of The Travelers Insurance Company (TIC), a wholly owned subsidiary of Citigroup Insurance Holding Corporation (CIHC), an indirect wholly owned subsidiary of Citigroup Inc. (Citigroup), a diversified global financial services holding company whose businesses provide a broad range of financial services to consumer and corporate customers around the world.

      On January 31, 2005, Citigroup announced its intention to sell its Life Insurance and Annuities business, which includes TIC, the Company and certain other businesses, to MetLife. TIC's Primerica Life Segment will remain part of Citigroup. See Note 14.

      The financial statements and accompanying footnotes of the Company are prepared in conformity with U.S. generally accepted accounting principles
      (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and benefits and expenses during the reporting period. Actual results could differ from those estimates.

      Certain prior year amounts have been reclassified to conform to the 2004 presentation.

      ACCOUNTING CHANGES

      ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS

      On January 1, 2004, the Company adopted the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). The main components of SOP 03-1 provide guidance on accounting and reporting by insurance enterprises for separate account presentation, accounting for an insurer's interest in a separate account, transfers to a separate account, valuation of certain liabilities, contracts with death or other benefit features, contracts that provide annuitization benefits, and sales inducements to contract holders.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

      The following summarizes the more significant aspects of the Company's adoption of SOP 03-1:

      VARIABLE ANNUITY CONTRACTS WITH GUARANTEED MINIMUM DEATH BENEFIT FEATURES. For variable annuity contracts with guaranteed minimum death benefit
      (GMDB), features SOP 03-1 requires the reporting entity to categorize the contract as either an insurance or investment contract based upon the significance of mortality or morbidity risk. SOP 03-1 provides explicit guidance for calculating a reserve for insurance contracts, and provides that the reporting entity does not hold reserves for investment contracts (i.e. there is no significant mortality risk).

      The Company determined that the mortality risk on its GMDB features was not a significant component of the total variable annuity product, and accordingly continued to classify these products as investment contracts.

      RESERVING FOR UNIVERSAL LIFE AND VARIABLE UNIVERSAL LIFE CONTRACTS. SOP 03-1 requires that a reserve, in addition to the account balance, be established for certain insurance benefit features provided under universal life (UL) and variable universal life (VUL) products if the amounts assessed against the contract holder each period for the insurance benefit feature are assessed in a manner that is expected to result in profits in earlier years and losses in subsequent years from the insurance benefit function.

      The Company's UL and VUL products were reviewed to determine if an additional reserve is required under SOP 03-1. The Company determined that SOP 03-1 applied to some of its UL and VUL contracts with these features and established an additional reserve of less than $1 million.

      SALES INDUCEMENTS TO CONTRACT HOLDERS. SOP 03-1 provides that, prospectively, sales inducements provided to contract holders meeting certain criteria are capitalized and amortized over the expected life of the contract as a component of benefit expense. During 2004, the Company capitalized sales inducements of approximately $24.9 million in accordance with SOP 03-1. These inducements relate to bonuses on certain products offered by the Company. For the twelve months ended December 31, 2004, amortization of these capitalized amounts was insignificant.

      CONSOLIDATION OF VARIABLE INTEREST ENTITIES

      On January 1, 2004, the Company adopted the Financial Accounting Standards Board (FASB) Interpretation No. 46, "Consolidation of Variable Interest Entities (revised December 2003)" (FIN 46-R), which includes substantial changes from the original FIN 46. Included in these changes, the calculation of expected losses and expected residual returns has been altered to reduce the impact of decision maker and guarantor fees in the calculation of expected residual returns and expected losses. In addition, the definition of a variable interest has been changed in the revised guidance. FIN 46 and FIN 46-R change the method of determining whether certain entities should be included in the Company's financial statements. The Company has evaluated the impact of applying FIN 46-R to existing variable interest entities in which it has variable interests. The effect of adopting FIN 46-R on the Company's balance sheet is immaterial.

      An entity is subject to FIN 46 and FIN 46-R and is called a VIE if it has
      (1) equity that is insufficient to permit the entity to finance its activities without additional subordinated financial support from other parties, or (2) equity investors that cannot make significant decisions about the entity's operations or that do not absorb the expected losses or receive the expected returns of the entity. All other entities are evaluated for consolidation under Statement of Financial Accounting Standards (SFAS) No. 94, "Consolidation of All Majority-Owned Subsidiaries" (SFAS 94). A VIE is consolidated by its primary beneficiary, which is the party involved with the VIE that has a majority of the expected losses or a majority of the expected residual returns or both.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

      For any VIEs that must be consolidated under FIN 46 that were created before February 1, 2003, the assets, liabilities, and noncontrolling interests of the VIE are initially measured at their carrying amounts with any difference between the net amount added to the balance sheet and any previously recognized interest being recognized as the cumulative effect of an accounting change. If determining the carrying amounts is not practicable, fair value at the date FIN 46 first applies may be used to measure the assets, liabilities, and noncontrolling interests of the VIE. In October 2003, the FASB announced that the effective date of FIN 46 was deferred from July 1, 2003 to periods ending after December 15, 2003 for VIEs created prior to February 1, 2003. The Company elected to implement the provisions of FIN 46 in the 2003 third quarter. The implementation of FIN 46 encompassed a review of numerous entities to determine the impact of adoption and considerable judgment was used in evaluating whether or not a VIE should be consolidated. Based upon the implementation guidance, the Company is not considered a primary beneficiary of any VIEs, thus no consolidations were required due to the implementation of FIN 46 on July 1, 2003. The Company does, however, hold a significant interest in other VIEs, none of which were material to the Company's financial statements.

      DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

      In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities" (SFAS 149). SFAS 149 amends and clarifies accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS 133). In particular, this Statement clarifies under what circumstances a contract with an initial net investment meets the characteristic of a derivative and when a derivative contains a financing component that warrants special reporting in the statement of cash flows. This Statement is generally effective for contracts entered into or modified after June 30, 2003 and did not have an impact on the Company's financial statements.

      COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

      On January 1, 2003, the Company adopted SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities" (SFAS 146). SFAS 146 requires that a liability for costs associated with exit or disposal activities, other than in a business combination, be recognized when the liability is incurred. Previous generally accepted accounting principles provided for the recognition of such costs at the date of management's commitment to an exit plan. In addition, SFAS 146 requires that the liability be measured at fair value and be adjusted for changes in estimated cash flows.

      The provisions of the new standard are effective for exit or disposal activities initiated after December 31, 2002. The adoption of SFAS 146 did not have an impact on the Company's financial statements.

      STOCK-BASED COMPENSATION

      On January 1, 2003, the Company adopted the fair value recognition provisions of SFAS No. 123, Accounting for Stock-Based Compensation" (SFAS
      123), prospectively for all awards granted, modified, or settled after December 31, 2002. The prospective method is one of the adoption methods provided for under SFAS No. 148, "Accounting for Stock-Based Compensation-Transition and Disclosure," issued in December 2002. SFAS 123 requires that compensation cost for all stock awards be calculated and recognized over the service period (generally equal to the vesting period). This compensation cost is determined using option pricing models, intended to estimate the fair value of the awards at the grant date. Similar to Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees", (APB 25) the alternative method of accounting, an offsetting increase to shareholder's equity under SFAS 123 is recorded equal to the

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

      amount of compensation expense charged. During the 2004 first quarter, the Company changed its valuation from the Black-Scholes model to the Binomial Method. The impact of this change was insignificant. Compensation expense and proforma compensation expense had the Company applied SFAS 123 prior to 2003 was insignificant for the year ended December 31, 2004 and 2003.

      BUSINESS COMBINATIONS, GOODWILL AND OTHER INTANGIBLE ASSETS

      Effective January 1, 2002, the Company adopted SFAS No. 141, "Business Combinations" (SFAS 141) and No. 142, "Goodwill and Other Intangible Assets" (SFAS 142). These standards change the accounting for business combinations by, among other things, prohibiting the prospective use of pooling-of-interests accounting and requiring companies to stop amortizing goodwill and certain intangible assets with an indefinite useful life created by business combinations accounted for using the purchase method of accounting. Instead, goodwill and intangible assets deemed to have an indefinite useful life will be subject to an annual review for impairment. All goodwill was fully amortized at December 31, 2001 and the Company did not have any other intangible assets with an indefinite useful life. Other intangible assets that are not deemed to have an indefinite useful life will continue to be amortized over their useful lives. See Note 4.

      FUTURE APPLICATION OF ACCOUNTING STANDARDS

      OTHER-THAN-TEMPORARY IMPAIRMENTS OF CERTAIN INVESTMENTS

      On September 30, 2004, the FASB voted unanimously to delay the effective date of Emerging Issues Task Force (EITF) No. 03-1, "The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments" (EITF 03-1). The delay applies to both debt and equity securities and specifically applies to impairments caused by interest rate and sector spreads. In addition, the provisions of EITF 03-1 that have been delayed relate to the requirements that a company declare its intent to hold the security to recovery and designate a recovery period in order to avoid recognizing an other-than-temporary impairment charge through earnings.

      The FASB will be issuing implementation guidance related to this topic. Once issued, the Company will evaluate the impact of adopting EITF 03-1. The disclosures required by EITF 03-1 are included in Note 2 to the Financial Statements.

      STOCK-BASED COMPENSATION

      In December 2004, the FASB issued SFAS No. 123 (Revised 2004), "Share-Based Payment" (SFAS 123-R), which replaces the existing SFAS 123 and supersedes APB 25. SFAS 123-R requires companies to measure and record compensation expense for stock options and other share-based payment based on the instruments' fair value. SFAS 123-R is effective for interim and annual reporting periods beginning after June 15, 2005. The Company will adopt SFAS 123-R on July 1, 2005 by using a modified prospective approach. For unvested stock-based awards granted before January 1, 2003 (APB 25 awards), the Company will expense the fair value of the awards as at the grant date over the remaining vesting period. The impact of recognizing compensation expense for the unvested APB 25 awards will be immaterial in the third and fourth quarters of 2005. In addition, the amount of additional compensation expense that will be disclosed as the impact in the first and second quarters of 2005, as if the standard had been adopted as of January 1, 2005, but will not be recognized in earnings, will be immaterial. The Company continues to evaluate other aspects of adopting SFAS 123-R.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

      ACCOUNTING POLICIES

      INVESTMENTS

      Fixed maturities include bonds, notes and redeemable preferred stocks. Fixed maturities, including financial instruments subject to securities lending agreements (see Note 2), are classified as "available for sale" and are reported at fair value, with unrealized investment gains and losses, net of income taxes, credited or charged directly to shareholder's equity. Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes. If these are not available, discounted 22 expected cash flows using market rates commensurate with the credit quality and maturity of the investment are used to determine fair value. Impairments are realized when investment losses in value are deemed other-than-temporary. The Company conducts a rigorous review each quarter to identify and evaluate investments that have indications of impairment. An investment in a debt or equity security is impaired if its fair value falls below its cost and the decline is considered other-than-temporary. Factors considered in determining whether a loss is other-than-temporary include the length of time and extent to which fair value has been below cost; the financial condition and near-term prospects of the issuer; and the Company's ability and intent to hold the investment for a period of time sufficient to allow for any anticipated recovery. Changing economic conditions - global, regional, or related to specific issuers or industries - could result in other-than-temporary losses.

      Also included in fixed maturities are loan-backed and structured securities (including beneficial interests in securitized financial assets). Beneficial interests in securitized financial assets that are rated "A" and below are accounted for under the prospective method in accordance with EITF 99-20. Under the prospective method of accounting, the investment's effective yield is based upon projected future cash flows. All other loan-backed and structured securities are amortized using the retrospective method. The effective yield used to determine amortization is calculated based upon actual and projected future cash flows.

      Equity securities, which include common and non-redeemable preferred stocks, are classified as "available-for-sale" and are carried at fair value based primarily on quoted market prices. Changes in fair values of equity securities are charged or credited directly to shareholder's equity, net of income taxes.

      Mortgage loans are carried at amortized cost. A mortgage loan is considered impaired when it is probable that the Company will be unable to collect principal and interest amounts due. For mortgage loans that are determined to be impaired, a reserve is established for the difference between the amortized cost and fair market value of the underlying collateral. Cash received on impaired loans is reported as income. In estimating fair value, the Company uses interest rates reflecting the current real estate financing market.

      Short-term securities, consisting primarily of money market instruments and other debt issues purchased with a maturity of less than one year, are carried at amortized cost, which approximates fair value.

      Other invested assets include trading securities, which are marked to market with the change recognized in net investment income during the current period. Also included are limited partnership and limited liability company interests in investment funds and real estate joint ventures which are accounted for on the equity method of accounting. Undistributed income of these investments is reported in net investment income. Also included in other invested assets are policy loans which are carried at the amount of the unpaid balances that are not in excess of the net cash surrender values of the related insurance policies. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

      Accrual of investment income, included in other assets, is suspended on fixed maturities or mortgage loans that are in default, or on which it is likely that future payments will not be made as scheduled. Interest income on investments in default is recognized only as payment is received.

      25 DERIVATIVE FINANCIAL INSTRUMENTS

      The Company uses derivative financial instruments, including interest rate and equity futures contracts, swaps, interest rate caps, options and forward contracts as a means of hedging exposure to interest rate changes, equity price changes and foreign currency risk. The Company does not hold or issue derivative instruments for trading purposes. (See Note 9 for a more detailed description of the Company's derivative use.) Derivative financial instruments in a gain position are reported in the balance sheet in other assets, derivative financial instruments in a loss position are reported in the balance sheet in other liabilities and derivatives purchased to offset embedded derivatives on variable annuity contracts are reported in other invested assets.

      To qualify for hedge accounting, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge. This documentation includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged.

      For fair value hedges, in which derivatives hedge the fair value of assets and liabilities, changes in the fair value of derivatives are reflected in realized investment gains and losses, together with changes in the fair value of the related hedged item. The net amount is reflected in current earnings. The Company primarily hedges available-for-sale securities.

      For cash flow hedges, the accounting treatment depends on the effectiveness of the hedge. To the extent that derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives' fair value will be reported in accumulated other changes in equity from nonowner sources. These changes in fair value will be included in earnings of future periods when earnings are also affected by the variability of the hedged cash flows. To the extent these derivatives are not effective, the ineffective portion of the changes in fair value is immediately included in realized investment gains and losses.

      The effectiveness of these hedging relationships is evaluated on a retrospective and prospective basis using quantitative measures of effectiveness. If a hedge relationship is found to be ineffective, it no longer qualifies for hedge accounting and any gains or losses attributable to such ineffectiveness as well as subsequent changes in fair value are recognized in realized investment gains and losses.

      For those fair value and cash flow hedge relationships that are terminated, hedge designations removed, or forecasted transactions that are no longer expected to occur, the hedge accounting treatment described in the paragraphs above will no longer apply. For fair value hedges, any changes to the hedged item remain as part of the basis of the asset or liability and are ultimately reflected as an element of the yield. For cash flow hedges, any changes in fair value of the derivative remain in the accumulated other changes in equity from nonowner sources in shareholder's equity and are included in earnings of future periods when earnings are also affected by the variability of the hedged cash flow. If the hedged relationship is discontinued because a forecasted transaction will not occur when scheduled, the accumulated changes in fair value of the derivative recorded in shareholder's equity are immediately reflected in realized investment gains and losses.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

      The Company enters into derivative contracts that are economic hedges but do not qualify or are not designated as hedges for accounting purposes. These derivatives are carried at fair value, with changes in value reflected in realized investment gains and losses.

      FINANCIAL INSTRUMENTS WITH EMBEDDED DERIVATIVES

      The Company bifurcates an embedded derivative from the host contract where the economic characteristics and risks of the embedded instrument are not clearly and closely related to the economic characteristics and risks of the host contract, the entire instrument would not otherwise be remeasured at fair value and a separate instrument with the same terms of the embedded instrument would meet the definition of a derivative under SFAS 133.

      The Company purchases investments that have embedded derivatives, primarily convertible debt securities. These embedded derivatives are carried at fair value with changes in value reflected in realized investment gains and losses. Derivatives embedded in convertible debt securities are classified in the balance sheet as fixed maturity securities, consistent with the host instruments.

      The Company markets certain investment contracts that have embedded derivatives, primarily variable annuity contracts. These embedded derivatives are carried at fair value, with changes in value reflected in realized investment gains and losses. Derivatives embedded in variable annuity contracts are classified in the consolidated balance sheet as future policy benefits and claims.

      The Company may enter into derivative contracts to hedge the exposures represented by these embedded derivatives. These are economic hedges, however they do not qualify for hedge accounting. These derivatives are carried at fair value, with the changes in value reflected in realized gains and losses.

      INVESTMENT GAINS AND LOSSES

      Realized investment gains and losses are included as a component of pre-tax revenues based upon specific identification of the investments sold on the trade date. Realized gains and losses also result from fair value changes in derivative contracts that do not qualify, or are not designated, as hedging instruments, and from the application of fair value hedge accounting under SFAS 133. Impairments are recognized as realized losses when investment losses in value are deemed other-than-temporary. The Company conducts regular reviews to assess whether other-than-temporary losses exist. Also included are gains and losses arising from the remeasurement of the local currency value of foreign investments to U.S. dollars, the functional currency of the Company.

      SEPARATE AND VARIABLE ACCOUNTS

      Separate and variable accounts primarily represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholders. Each account has specific investment objectives. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The assets of these accounts are carried at fair value.

      Amounts assessed to the separate account contractholders for management services are included in revenues. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

      VARIABLE ANNUITY CONTRACTS WITH GUARANTEED MINIMUM DEATH BENEFIT FEATURES. For variable annuity contracts with GMDB features, SOP 03-1 requires the reporting entity to categorize the contract as either an insurance or investment contract based upon the significance of mortality or morbidity risk. SOP 03-1 provides explicit guidance for calculating a reserve for insurance contracts, and provides that the reporting entity does not hold reserves for investment contracts (i.e. there is no significant mortality risk).

      The Company determined that the mortality risk on its GMDB features was not a significant component of the total variable annuity product, and accordingly continued to classify these products as investment contracts.

      DEFERRED ACQUISITION COSTS

      Deferred acquisition costs (DAC) represent costs that are deferred and amortized over the estimated life of the related insurance policies. DAC principally includes commissions and certain expenses related to policy issuance, underwriting and marketing, all of which vary with and are primarily related to the production of new business. The method for determining amortization of DAC varies by product type based upon three different accounting pronouncements: SFAS No. 60, "Accounting and Reporting by Insurance Enterprises" (SFAS 60), SFAS No. 91, "Accounting for Nonrefundable Fees and Costs Associated with Originating or Acquiring Loans and Initial Direct Costs of Leases" (SFAS 91) and SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long Duration Contracts and for Realized Gains and Losses from the Sale of Investments" (SFAS 97).

      DAC for deferred annuities, both fixed and variable, is amortized employing a level effective yield methodology per SFAS 91 as indicated by AICPA Practice Bulletin 8, generally over 10-15 years. An amortization rate is developed using the outstanding DAC balance and projected account balances. This rate is applied to actual account balances to determine the amount of DAC amortization. The projected account balances are derived using a model that contains assumptions related to investment returns and persistency. The model rate is evaluated at least annually, and changes in underlying lapse and interest rate assumptions are to be treated retrospectively. Variances in expected equity market returns versus actual returns are treated prospectively and a new amortization pattern is developed so that the DAC balances will be amortized over the remaining estimated life of the business.

      DAC for UL is amortized in relation to estimated gross profits from surrender charges, investment, mortality, and expense margins per SFAS 97, generally over 16-25 years. Actual profits can vary from management's estimates resulting in increases or decreases in the rate of amortization. Re-estimates of gross profits, performed at least annually, result in retrospective adjustments to earnings by a cumulative charge or credit to income.

      DAC relating to traditional life, including term insurance, is amortized in relation to anticipated premiums per SFAS 60, generally over 5-20 years. Assumptions as to the anticipated premiums are made at the date of policy issuance or acquisition and are consistently applied over the life of the policy.

      All DAC is reviewed, at least annually, to determine if it is recoverable from future income, including investment income, and, if not recoverable, is charged to expense. All other acquisition expenses are charged to operations as incurred. See Note 4.

      CASH AND CASH EQUIVALENTS

      Cash, which is reported in other assets, includes certificates of deposits and other time deposits with original maturities of less than 90 days.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

      VALUE OF INSURANCE IN FORCE

      The value of insurance in force, reported in other assets, is an asset that represents the actuarially determined present value of anticipated profits to be realized from annuity contracts at the date of acquisition using the same assumptions that were used for computing related liabilities, where appropriate. The value of insurance in force was the actuarially determined present value of the projected future profits discounted at an interest rate of 16% for the annuity business acquired. The annuity contracts are amortized employing a level yield method over 31 years. The value of insurance in force is reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any, are charged to income. See Note 4.

      FUTURE POLICY BENEFITS

      Future policy benefits represent liabilities for future insurance policy benefits for payout annuities and traditional life products and are prepared in accordance with industry standards and U.S. GAAP. The annuity payout reserves are calculated using the mortality and interest assumptions used in the actual pricing of the benefit. Mortality assumptions are based on Company experience and are adjusted to reflect deviations such as substandard mortality in structured settlement benefits. The interest rates range from 1.5% to 9.2% for these annuity products with a weighted average interest rate of 6.6%, including adverse deviation. Traditional life products include whole life and term insurance. Future policy benefits for traditional life products are estimated on the basis of actuarial assumptions as to mortality, persistency and interest, established at policy issue and are based on the Company's experience, which, together with interest assumptions, include a margin for adverse deviation. Appropriate recognition has been given to experience rating and reinsurance. Interest assumptions applicable to traditional life products range from 3.0% to 7.0%, with a weighted average of 6.3%.

      CONTRACTHOLDER FUNDS

      Contractholder funds represent deposits from the issuance of UL pension investment and certain retail annuity and structured settlement contracts. For UL contracts, contractholder fund balances are increased by receipts for mortality coverage, contract administration, surrender charges and interest accrued where one or more elements are not fixed or guaranteed. These balances are decreased by withdrawals, mortality charges and administrative expenses charged to the contractholders where these charges and expenses may not be fixed or guaranteed. Interest rates credited to contractholder funds related to UL range from 4.5% to 5.4%, with a weighted average interest rate of 5.0%.

      Pension investment and certain annuity contracts do not contain significant insurance risk and are considered investment-type contracts. Contractholder fund balances are increased by receipts and credited interest, and reduced by withdrawals and administrative expenses charged to the contractholder. Interest rates credited to these investment-type contracts range from less than 1.0% to 8.0% with a weighted average interest rate of 5.2%.

      RESERVING FOR UNIVERSAL LIFE AND VARIABLE UNIVERSAL LIFE CONTRACTS. SOP 03-1 requires that a reserve, in addition to the account balance, be established for certain insurance benefit features provided under UL and VUL products if the amounts assessed against the contract holder each period for the insurance benefit feature are assessed in a manner that is expected to result in profits in earlier years and losses in subsequent years from the insurance benefit function.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

      The Company's UL and VUL products were reviewed to determine if an additional reserve is required under SOP 03-1. The Company determined that SOP 03-1 applied to some of its UL and VUL contracts with these features and established an additional reserve of less than $1 million.

      GUARANTY FUND AND OTHER INSURANCE-RELATED ASSESSMENTS

      Included in other liabilities is the Company's estimate of its liability for guaranty fund and other insurance-related assessments. State guaranty fund assessments are based upon the Company's share of premiums written or received in one or more years prior to an insolvency occurring in the industry.

      Once an insolvency has occurred, the Company recognizes a liability for such assessments if it is probable that an assessment will be imposed and the amount of the assessment can be reasonably estimated. At December 31, 2004 and 2003, the Company's liability for guaranty fund assessments was not significant.

      PERMITTED STATUTORY ACCOUNTING PRACTICES

      The Company, domiciled in the State of Connecticut, prepares statutory financial statements in accordance with the accounting practices prescribed or permitted by the State of Connecticut Insurance Department. Prescribed statutory accounting practices are those practices that are incorporated directly or by reference in state laws, regulations, and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices include practices not prescribed by the domiciliary state, but allowed by the domiciliary state regulatory authority. The Company does not have any permitted statutory accounting practices.

      PREMIUMS

      Premium income is reported for individual payout annuities, group close-out annuities, whole life and term insurance. The annuities premiums are recognized as revenue when collected. The life premiums are recognized as revenues when due. Premiums for contracts with a limited number of premium payments, due over a significantly shorter period than the period over which benefits are provided, are considered revenue when due. The portion of premium which is not required to provide for benefits and expenses is deferred and recognized in revenues in a constant relationship to insurance benefits in force.

      FEE INCOME

      Fee income is recognized on deferred annuity and UL contracts for mortality, administrative and equity protection charges according to contract due dates. Fee income is recognized on variable annuity and universal life separate accounts either daily, monthly, quarterly or annually as per contract terms.

      OTHER REVENUES

      Other revenues include surrender penalties collected at the time of a contract surrender, and other miscellaneous charges related to annuity and universal life contracts recognized when received.

      CURRENT AND FUTURE INSURANCE BENEFITS

      Current and future insurance benefits represent charges for mortality and morbidity related to fixed annuities, universal life and term life insurance benefits.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

      INTEREST CREDITED TO CONTRACTHOLDERS

      Interest credited to contractholders represents amounts earned by universal life, pension investment and certain retail annuity contracts in accordance with contract provisions.

      FEDERAL INCOME TAXES

      The provision for federal income taxes is comprised of two components, current income taxes and deferred income taxes. Deferred federal income taxes arise from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

2.    INVESTMENTS

      FIXED MATURITIES

      The amortized cost and fair values of investments in fixed maturities were as follows:

                                                                     GROSS       GROSS
      DECEMBER 31, 2004                                 AMORTIZED  UNREALIZED  UNREALIZED   FAIR
      ($ IN MILLIONS)                                     COST       GAINS       LOSSES    VALUE
      ------------------------------------------------------------------------------------------
      AVAILABLE FOR SALE:
           Mortgage-backed securities - CMOs and
           pass-through securities                       $  906     $   24      $    1    $  929
           U.S. Treasury securities and obligations
           of U.S. Government and government agencies
           and authorities                                  154          9          --       163
           Obligations of states and political
           subdivisions                                      57          8          --        65
           Debt securities issued by foreign
           governments                                       63          6          --        69
           All other corporate bonds                      3,565        219           4     3,780
           All other debt securities                      1,180         71           2     1,249
           Redeemable preferred stock                         4          2          --         6
      ------------------------------------------------------------------------------------------
               Total Available For Sale                  $5,929     $  339      $    7    $6,261
      ------------------------------------------------------------------------------------------

      ------------------------------------------------------------------------------------------
                                                                     GROSS       GROSS
      DECEMBER 31, 2003                                 AMORTIZED  UNREALIZED  UNREALIZED   FAIR
      ($ IN MILLIONS)                                     COST       GAINS       LOSSES    VALUE
      ------------------------------------------------------------------------------------------
      AVAILABLE FOR SALE:
           Mortgage-backed securities - CMOs and
           pass-through securities                       $  645     $   18      $    2    $  661
           U.S. Treasury securities and obligations
           of U.S. Government and government agencies
           and authorities                                  192          5           1       196
           Obligations of states and political
           subdivisions                                      53          6          --        59
           Debt securities issued by foreign
           governments                                       58          3          --        61
           All other corporate bonds                      3,179        241           5     3,415
           All other debt securities                        903         59           3       959
           Redeemable preferred stock                         4          2          --         6
      ------------------------------------------------------------------------------------------
               Total Available For Sale                  $5,034     $  334      $   11    $5,357
      ------------------------------------------------------------------------------------------

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

      Proceeds from sales of fixed maturities classified as available for sale were $801.9 million, $1.7 billion and $1.7 billion in 2004, 2003 and 2002, respectively. Gross gains of $25.0 million, $48.2 35 million and $85.6 million and gross losses of $24.4 million, $52.4 million and $29.9 million in 2004, 2003 and 2002, respectively, were realized on those sales. Additional losses of $6.9 million, $10.2 million and $66.9 million were realized due to other-than-temporary losses in value in 2004, 2003 and 2002, respectively. The significant impairment activity in 2002 was concentrated in telecommunication and energy company investments.

      The amortized cost and fair value of fixed maturities available for sale at December 31, 2004, by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

      -----------------------------------------------------------------
                                               AMORTIZED          FAIR
      ($ IN MILLIONS)                             COST            VALUE
      -----------------------------------------------------------------

      MATURITY:
           Due in one year or less               $  264          $  270
           Due after 1 year through 5 years       1,675           1,757
           Due after 5 years through 10 years     2,365           2,514
           Due after 10 years                       719             791
      -----------------------------------------------------------------
                                                  5,023           5,332
      -----------------------------------------------------------------

           Mortgage-backed securities               906             929
      -----------------------------------------------------------------
               Total Maturity                    $5,929          $6,261
      -----------------------------------------------------------------

      The Company makes significant investments in collateralized mortgage obligations (CMOs). CMOs typically have high credit quality, offer good liquidity, and provide a significant advantage in yield and total return compared to U.S. Treasury securities. The Company's investment strategy is to purchase CMO tranches which are protected against prepayment risk, including planned amortization class tranches and last cash flow tranches. Prepayment protected tranches are preferred because they provide stable cash flows in a variety of interest rate scenarios. The Company does invest in other types of CMO tranches if an assessment indicates a favorable risk/return tradeoff. The Company does not purchase residual interests in CMOs.

      At December 31, 2004 and 2003, the Company held CMOs classified as available for sale with a fair value of $532.6 million and $332.4 million, respectively. Approximately 34% of the Company's CMO holdings were fully collateralized by GNMA, FNMA or FHLMC securities at December 31, 2004 and 2003. In addition, the Company held $396.0 million and $327.7 million of GNMA, FNMA or FHLMC mortgage-backed pass-through securities at December 31, 2004 and 2003, respectively. All of these securities are rated AAA.

      The Company engages in securities lending transactions whereby certain securities from its portfolio are loaned to other institutions for short periods of time. The Company generally receives cash collateral from the borrower, equal to at least the market value of the loaned securities plus accrued interest, and invests in a short-term investment pool. See Note
      11. The loaned securities remain a recorded asset of the Company. The Company records a liability for the amount of the cash collateral held, representing its obligation to return the cash collateral, and reports that liability as part of other liabilities in the balance

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

      sheet. At December 31, 2004 and 2003, the Company held cash collateral of $113.5 million and $154.0 million, respectively. The Company also had $23.7 million of investments held with a third party used as collateral at December 31, 2004. The Company does not have the right to sell or pledge this collateral and it is not recorded on the balance sheet. No such collateral existed at December 31, 2003.

      The Company participates in dollar roll repurchase transactions as a way to generate investment income. These transactions involve the sale of mortgage-backed securities with the agreement to repurchase substantially the same securities from the same counterparty. Cash is received from the sale, which is invested in the Company's short-term money market pool. The cash is returned at the end of the roll period when the mortgage-backed securities are repurchased. The Company will generate additional investment income based upon the difference between the sale and repurchase prices.

      These transactions are recorded as secured borrowings. The mortgage-backed securities remain recorded as assets. The cash proceeds are reflected in short-term investments and a liability is established to reflect the Company's obligation to repurchase the securities at the end of the roll period. This liability is classified as other liabilities in the balance sheets and fluctuates based upon the timing of the repayments. Although these types of transactions occurred during the years, there were no outstanding amounts at December 31, 2004 and 2003.

      EQUITY SECURITIES

      The cost and fair values of investments in equity securities were as follows:

      --------------------------------------------------------------------------------
                                                           GROSS       GROSS
                                                         UNREALIZED  UNREALIZED  GROSS
      ($ IN MILLIONS)                             COST     GAINS       LOSSES    VALUE
      --------------------------------------------------------------------------------
      DECEMBER 31, 2004
           Common stocks                          $12       $ 3          $--      $15
           Non-redeemable preferred stocks          4        --           --        4
      --------------------------------------------------------------------------------
               Total Equity Securities            $16       $ 3          $--      $19
      --------------------------------------------------------------------------------

      DECEMBER 31, 2003
           Common stocks                          $ 2       $--          $--      $ 2
           Non-redeemable preferred stocks          6        --           --        6
      --------------------------------------------------------------------------------
               Total Equity Securities            $ 8       $--          $--      $ 8
      --------------------------------------------------------------------------------

      Proceeds from sales of equity securities were $18.5 million, $7.8 million and $35.6 million in 2004, 2003 and 2002, respectively. Gross gains and losses on sales and impairments were insignificant.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

      OTHER-THAN-TEMPORARY LOSSES ON INVESTMENTS

      Management has determined that the unrealized losses on the Company's investments in fixed maturity and equity securities at December 31, 2004 are temporary in nature. The Company conducts a periodic review to identify and evaluate investments that have indications of possible impairment. An investment in a debt or equity security is impaired if its fair value falls below its cost and the decline is considered other-than-temporary. Factors considered in determining whether a loss is other-than-temporary include the length of time and extent to which fair value has been below cost; the financial condition and near-term prospects of the issuer; and the Company's ability and intent to hold the investment for a period of time sufficient to allow for any anticipated recovery. The Company's review for impairment generally entails:

      o Identification and evaluation of investments that have possible indications of impairment;

      o Analysis of individual investments that have fair values less than 80% of amortized cost, including consideration of length of time the investment has been in an unrealized loss position.

      o Discussion of evidential matter, including an evaluation of factors or triggers that would or could cause individual investments to qualify as having other-than-temporary impairments and those that would not support other-than-temporary impairment;

      o Documentation of the results of these analyses, as required under business policies.

      The tables below shows the fair value of investments in fixed maturities and equity securities that are available-for-sale and have been in an unrealized loss position at:

                                                        Gross Unrealized Losses
                                                        -----------------------
                                                Less Than One Year    One Year or Longer            Total
                                                ----------------------------------------------------------------
                                                         Gross                  Gross                   Gross
DECEMBER 31, 2004                               Fair   Unrealized      Fair   Unrealized       Fair   Unrealized
($ IN MILLIONS)                                 Value    Losses        Value    Losses         Value    Losses
----------------------------------------------------------------------------------------------------------------
Fixed maturity securities available-for-sale:
Mortgage-backed securities-CMO's and
    pass-through securities                      $103    $  1          $ --     $ --            $103    $  1
U.S. Treasury securities and obligations of
    U.S. Government and government agencies
    and authorities                                 5      --            --       --               5      --
Debt securities issued by foreign governments       1      --            --       --               1      --
All other corporate bonds                         408       4            15       --             423       4
All other debt securities                         141       1            24        1             165       2
Redeemable preferred stock                          1      --            --       --               1      --
----------------------------------------------------------------------------------------------------------------
Total fixed maturities                           $659    $  6          $ 39     $  1            $698    $  7
Equity securities                                $  1    $ --          $  3     $ --            $  4    $ --
----------------------------------------------------------------------------------------------------------------

      At December 31, 2004, the cost of approximately 269 investments in fixed maturity and equity securities exceeded their fair value by $7 million. Of the $6 million which represents fixed maturity investments that have been in a gross unrealized loss position for less than a year and the $1 million in such a position for a year or more, 93% and 82% of these investments are rated investment grade, respectively.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

                                                        Gross Unrealized Losses
                                                        -----------------------
                                                Less Than One Year    One Year or Longer            Total
                                                ----------------------------------------------------------------
                                                         Gross                  Gross                   Gross
DECEMBER 31, 2003                               Fair   Unrealized      Fair   Unrealized       Fair   Unrealized
($ IN MILLIONS)                                 Value    Losses        Value    Losses         Value    Losses
----------------------------------------------------------------------------------------------------------------
Fixed maturity securities available-for-sale:
Mortgage-backed securities-CMO's and
    pass-through securities                      $143    $  2          $ --     $ --            $143    $  2
U.S. Treasury securities and obligations of
    U.S. Government and government agencies
    and authorities                               132       1            --       --             132       1
Debt securities issued by foreign governments       2      --            --       --               2      --
All other corporate bonds                         238       4            19        1             257       5
All other debt securities                         123       2            20        1             143       3
Redeemable preferred stock                         --      --             1       --               1      --
----------------------------------------------------------------------------------------------------------------
Total fixed maturities                           $638    $  9          $ 40     $  2            $678    $ 11
Equity securities                                $  3    $ --          $  1     $ --            $  4    $ --
----------------------------------------------------------------------------------------------------------------

      At December 31, 2003, the cost of approximately 220 investments in fixed maturity and equity securities exceeded their fair value by $11 million. Of the $9 million which represents fixed maturity investments that have been in a gross unrealized loss position for less than a year and the $2 million in such a position for a year or more, 87% and 32% of these investments are rated investment grade, respectively.

      AGING OF GROSS UNREALIZED LOSSES ON AVAILABLE FOR SALE

      The aging of gross unrealized losses on fixed maturity investments is as follows:

                                                                          TOTAL FIXED MATURITIES
                                                                           WITH UNREALIZED LOSS
                                                TOTAL FIXED MATURITIES     TOTALING 20% OR MORE
------------------------------------------------------------------------------------------------
DECEMBER 31, 2004                               AMORTIZED  UNREALIZED     AMORTIZED  UNREALIZED
($ IN MILLIONS)                                   COST       LOSS           COST        LOSS
------------------------------------------------------------------------------------------------
      Six months or less                           $505      $  3            $--        $--
      Greater than six months to nine months        134         2             --         --
      Greater than nine months to twelve months      26         1             --         --
      Greater than twelve months                     40         1             --         --
                                                   ----      ----            ---        ---
          Total                                    $705      $  7            $--        $--
                                                   ====      ====            ===        ===

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

                                                                          TOTAL FIXED MATURITIES
                                                                           WITH UNREALIZED LOSS
                                                TOTAL FIXED MATURITIES     TOTALING 20% OR MORE
------------------------------------------------------------------------------------------------
DECEMBER 31, 2003                               AMORTIZED  UNREALIZED     AMORTIZED  UNREALIZED
($ IN MILLIONS)                                   COST       LOSS           COST        LOSS
------------------------------------------------------------------------------------------------
      Six months or less                           $540      $  7            $  1       $ --
      Greater than six months to nine months         72         1              --         --
      Greater than nine months to twelve months      35         1              --         --
      Greater than twelve months                     42         2              --         --
                                                   ----      ----            ----       ----
          Total                                    $689      $ 11            $  1       $ --
                                                   ====      ====            ====       ====

      Fair values of investments in fixed maturities and equity securities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. The fair value of investments for which quoted market prices, third-party broker quotations or validated model prices are not available amounted to $36.0 million and $124.9 million at December 31, 2004 and 2003, respectively.

      MORTGAGE LOANS

      At December 31, 2004 and 2003, the Company's mortgage loan portfolios consisted of the following:

      --------------------------------------------------------------------------
      ($ IN MILLIONS)                                           2004        2003
      --------------------------------------------------------------------------
      Current Mortgage Loans                                    $209        $136
      Underperforming Mortgage Loans                               3          --
      --------------------------------------------------------------------------
      Total                                                     $212        $136
      --------------------------------------------------------------------------

      Underperforming assets include delinquent mortgage loans over 90 days past due, loans in the process of foreclosure and loans modified at interest rates below market.

      Aggregate annual maturities on mortgage loans at December 31, 2004 are as shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

      --------------------------------------------------------------------------
      YEAR ENDING DECEMBER 31,
      ($ IN MILLIONS)
      --------------------------------------------------------------------------
            2005                                                            $  9
            2006                                                              25
            2007                                                              10
            2008                                                               8
            2009                                                               9
            Thereafter                                                       151
            --------------------------------------------------------------------
            Total                                                           $212
            ====================================================================

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

      OTHER INVESTED ASSETS

      Other invested assets are composed of the following:

      --------------------------------------------------------------------------
      ($ IN MILLIONS)                                               2004    2003
      --------------------------------------------------------------------------
      Private equity and arbitrage investments                      $219    $203
      Derivatives                                                    135     115
      Trading Securities                                              22      33
      Policy Loans                                                    32      27
      Real estate joint ventures                                       9      15
      --------------------------------------------------------------------------
      Total                                                         $417    $393
      --------------------------------------------------------------------------

      CONCENTRATIONS

      The Company participates in a short-term investment pool maintained by TIC. See Note 11.

      The Company's industry concentrations of investments, excluding those in federal and government agencies, primarily fixed maturities at fair value, were as follows:

      --------------------------------------------------------------------------
      ($ IN MILLIONS)                                             2004      2003
      --------------------------------------------------------------------------
      Finance                                                     $918      $555
      Banking                                                      515       364
      Electric Utilities                                           430       455
      Real Estate Investment Trust                                 394       241
      Media                                                        342       354
      Insurance                                                    323       261
      Telecommunications                                           290       288
      --------------------------------------------------------------------------

      The Company held investments in foreign banks in the amount of $201 million and $152 million at December 31, 2004 and 2003, respectively, which are included in the table above.

      The Company defines its below investment grade assets as those securities rated Ba1 by Moody's Investor Services (or its equivalent) or below by external rating agencies, or the equivalent by internal analysts when a public rating does not exist. Such assets include publicly traded below investment grade bonds and certain other privately issued bonds and notes that are classified as below investment grade. Below investment grade assets included in the preceding table include $119 million and $157 million in Electric Utilities, $25 million and $31 million in Media, and $12 million and $34 million in Telecommunications at December 31, 2004 and 2003, respectively. Below investment grade assets in other categories were insignificant. Total below investment grade fixed maturities were $501 million and $506 million at December 31, 2004 and 2003, respectively.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

      Included in mortgage loans were the following group concentrations:

      ($ IN MILLIONS)
      --------------------------------------------------------------------------
      At December 31,                                             2004      2003
      --------------------------------------------------------------------------
      STATE
      -----
      California                                                  $ 58      $ 34
      New York                                                      40        31
      --------------------------------------------------------------------------
      PROPERTY TYPE
      -------------
      Agricultural                                                $106      $ 64
      Office                                                        70        62
      --------------------------------------------------------------------------

      The Company monitors creditworthiness of counterparties to all financial instruments by using controls that include credit approvals, credit limits and other monitoring procedures. Collateral for fixed maturities often includes pledges of assets, including stock and other assets, guarantees and letters of credit. The Company's underwriting standards with respect to new mortgage loans generally require loan to value ratios of 75% or less at the time of mortgage origination.

      NON-INCOME PRODUCING INVESTMENTS

      Investments included in the consolidated balance sheets that were non-income producing were insignificant at December 31, 2004 and 2003, respectively.

      RESTRUCTURED INVESTMENTS

      Mortgage loan and debt securities which were restructured at below market terms at December 31, 2004 and 2003 were insignificant. The new terms of restructured investments typically defer a portion of contract interest payments to varying future periods. Gross interest income on restructured assets that would have been recorded in accordance with the original terms of such assets was insignificant. Interest on these assets, included in net investment income, was insignificant.

      NET INVESTMENT INCOME

      --------------------------------------------------------------------------
      FOR THE YEAR ENDED DECEMBER 31,
      ($ IN MILLIONS)                                       2004    2003    2002
      --------------------------------------------------------------------------
      GROSS INVESTMENT INCOME
        Fixed maturities                                    $346    $317    $277
        Other invested assets                                 30      32      28
        Mortgage loans                                        18      11      11
        Other                                                  1       2       1
      --------------------------------------------------------------------------
      Total gross investment income                          395     362     317
      --------------------------------------------------------------------------
       Investment expenses                                     6       6       5
      --------------------------------------------------------------------------
       Net investment income                                $389    $356    $312
      --------------------------------------------------------------------------

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

      REALIZED AND UNREALIZED INVESTMENT GAINS (LOSSES)

      Net realized capital gains (losses) by asset class for the periods were as follows:

      ----------------------------------------------------------------------------------
      FOR THE YEAR ENDED DECEMBER 31,
      ($ IN MILLIONS)                                             2004     2003     2002
      ----------------------------------------------------------------------------------
      REALIZED INVESTMENT GAINS (LOSSES)
      Fixed maturities                                            $ (6)    $(14)    $(11)
      Derivatives:
        Guaranteed minimum withdrawal benefit derivatives, net      19       --       --
        Other derivatives                                            2        8      (17)
      Other invested assets                                         (1)       1       (3)
      Mortgage loans                                                --       (1)      --
      Other                                                          3       (1)      --
      ----------------------------------------------------------------------------------
      Total realized investment gains (losses)                    $ 17     $ (7)    $(31)
      ----------------------------------------------------------------------------------

      Changes in net unrealized investment gains (losses) that are included as accumulated other changes in equity from nonowner sources in shareholder's equity were as follows:

      --------------------------------------------------------------------------
      FOR THE YEAR ENDED DECEMBER 31,
      ($ IN MILLIONS)                                   2004     2003      2002
      --------------------------------------------------------------------------
      UNREALIZED INVESTMENT GAINS (LOSSES)
      Fixed maturities                                  $   9    $ 189     $  91
      Other invested assets                                 4       (3)       22
      --------------------------------------------------------------------------
      Total unrealized investment gains                    13      186       113
      --------------------------------------------------------------------------
      Related taxes                                         5       65        40
      --------------------------------------------------------------------------
      Change in unrealized investment gains                 8      121        73
      Balance beginning of year                           207       86        13
      --------------------------------------------------------------------------
      Balance end of year                               $ 215    $ 207     $  86
      --------------------------------------------------------------------------

3.    REINSURANCE

      The Company uses reinsurance in order to limit losses, minimize exposure to large risks, provide additional capacity for future growth and to effect business-sharing arrangements. Reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term (YRT), coinsurance and modified coinsurance. The Company remains primarily liable as the direct insurer on all risks reinsured.

      Since 1997 the majority of UL business has been reinsured under an 80% ceded/20% retained YRT quota share reinsurance program and term life business has been reinsured under a 90%/10% YRT quota share reinsurance program. Beginning in September 2002, newly issued term life business has been reinsured under a 90%/10% coinsurance quota share reinsurance program. Subsequently, portions of this term coinsurance has reverted to YRT for new business. Generally, the maximum retention on an ordinary life risk is $2.5 million. Maximum retention of $2.5 million is generally reached on policies in excess of $12.5 million for UL and $25.0 million for term insurance. For other plans of insurance, it is the policy

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

      of the Company to obtain reinsurance for amounts above certain retention limits on individual life policies, which limits vary with age and underwriting classification.

      Total life insurance in-force ceded under reinsurance contracts was $44.3 billion and $35.0 billion at December 31, 2004 and 2003, including $3.4 million and $4.5 million, respectively to TIC. Total life insurance premiums ceded were $34.4 million, $24.9 million and $14.9 million in 2004, 2003 and 2002, respectively. Ceded premiums paid to TIC were insignificant for these same periods.

      During 2004, The Travelers Life and Annuity Reinsurance Company (TLARC) was formed as a pure captive insurer in order to permit the Company to cede 100% of its statutory-based risk associated with the death benefit guarantee rider on certain universal life contracts. The reinsurance transaction related to statutory-only reserves, and had no impact on GAAP premiums and benefits. TLARC is a direct subsidiary of CIHC, TIC's parent. See Note 11.

      Prior to April 1, 2001, the Company also reinsured substantially all of the GMDB on its variable annuity product. Total variable annuity account balances with GMDB were $11.1 billion, including $4.8 billion or 43% which was reinsured, and $9.9 billion, of which $5.4 billion or 55% is reinsured at December 31, 2004 and 2003, respectively. GMDB is payable upon the death of a contractholder. When the benefit payable is greater than the account value of the variable annuity, the difference is called the net amount at risk (NAR). NAR was $595 million and $887 million at December 31, 2004 and 2003, respectively. NAR included $536 million, or 90%, and $816 million, or 92%, which was reinsured at December 31, 2004 and 2003, respectively.

4.    INTANGIBLE ASSETS

      The Company has two intangible, amortizable assets, DAC and the value of insurance in force.

      DAC
      ---
                                                 Traditional  Deferred
            ($ IN MILLIONS)                         Life       Annuity       UL        Total
            ---------------------------------------------------------------------------------
            Balance January 1, 2003               $    55     $   632     $   377     $ 1,064

            Commissions and expenses deferred          14         172         165         351
            Amortization expense                      (10)       (107)        (19)       (136)

            ---------------------------------------------------------------------------------
            Balance December 31, 2003                  59         697         523       1,279

            Commissions and expenses deferred          11         182         276         469
            Amortization expense                      (10)       (147)        (43)       (200)
            Underlying lapse and interest rate
             assumptions                               --          (2)         --          (2)
            Pattern of estimated gross profit
             adjustment                                --          --         (24)        (24)
            ---------------------------------------------------------------------------------
            Balance December 31, 2004             $    60     $   730     $   732     $ 1,522
            ---------------------------------------------------------------------------------

      VALUE OF INSURANCE IN FORCE

      The value of insurance in force totaled $10.8 million and $11.7 million at December 31, 2004 and 2003, respectively, and was reported in other assets. Amortization expense of value of insurance in force was insignificant for 2004, 2003 and 2002.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

5.    DEPOSIT FUNDS AND RESERVES

      At December 31, 2004 and 2003, the Company had $6.3 billion and $5.6 billion of life and annuity deposit funds and reserves, respectively, as follows.

                                                          DECEMBER 31, 2004          DECEMBER 31, 2003
                                                          -----------------          -----------------
     ($ IN MILLIONS)
            Subject to discretionary withdrawal:
                With fair value adjustments                     $2,594                    $2,552
                Subject to surrender charges                     1,672                     1,318
                Surrenderable without charge                       289                        99
                                                                ------                    ------
                Total                                           $4,555                    $3,969

            Not subject to discretionary withdrawal:            $1,744                    $1,637
                                                                ------                    ------
                    Total                                       $6,299                    $5,606
                                                                ======                    ======

      Average surrender charges included in the subject to surrender charge category above were 4.7% in both 2004 and 2003. In addition, during the payout phase, these funds are credited at significantly reduced interest rates.

6.    FEDERAL INCOME TAXES

      EFFECTIVE TAX RATE ($ IN MILLIONS)

            -------------------------------------------------------------------
            FOR THE YEAR ENDED DECEMBER 31,         2004       2003       2002
            -------------------------------------------------------------------
            Income before federal income taxes      $ 207      $ 154      $ 159
            Statutory tax rate                         35%        35%        35%
            -------------------------------------------------------------------
            Expected federal income taxes              72         54         56
            Tax effect of:
            Non-taxable investment income             (15)       (11)        --
            Tax reserve release                        (8)        (8)        --
            -------------------------------------------------------------------
            Federal income taxes                    $  49      $  35      $  56
            ===================================================================
            Effective tax rate                         24%        22%        35%
            -------------------------------------------------------------------
            COMPOSITION OF FEDERAL INCOME TAXES
            -------------------------------------------------------------------
            Current:
            United States                           $  96      $  73      $ (31)
            Foreign                                    --          1         --
            -------------------------------------------------------------------
            Total                                      96         74        (31)
            -------------------------------------------------------------------
            Deferred:
            United States                             (47)       (39)        87
            Foreign                                    --         --         --
            -------------------------------------------------------------------
            Total                                     (47)       (39)        87
            -------------------------------------------------------------------
            Federal income taxes                    $  49      $  35      $  56
            ===================================================================

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

      The net deferred tax liabilities at December 31, 2004 and 2003 were comprised of the tax effects of temporary differences related to the following assets and liabilities:

      ($ IN MILLIONS)                                               2004      2003
      -----------------------------------------------------------------------------
      Deferred Tax Assets:
      Benefit, reinsurance and other reserves                       $ 372     $ 251
      Other                                                             7         6
      -----------------------------------------------------------------------------
      Total                                                           379       257
      -----------------------------------------------------------------------------

      Deferred Tax Liabilities:
      Investments, net                                               (131)     (117)
      Deferred acquisition costs and value of insurance in force     (426)     (364)
      Other                                                            (2)       (1)
      -----------------------------------------------------------------------------
      Total                                                          (559)     (482)
      -----------------------------------------------------------------------------

      Net Deferred Tax Liability                                    $(180)    $(225)
      -----------------------------------------------------------------------------

      TIC and its subsidiaries, including the Company, file a consolidated federal income tax return with Citigroup. Federal income taxes are allocated to each member of the consolidated group, according to a Tax Sharing Agreement (the Agreement), on a separate return basis adjusted for credits and other amounts required by the Agreement. The Company had a $265.3 million payable to TIC at December 31, 2004 and a $9.1 million recoverable from TIC at December 31, 2003 pursuant to the Agreement.

      At December 31, 2004 and 2003, the Company had no ordinary or capital loss carryforwards.

      The policyholders' surplus account, which arose under prior tax law, is generally that portion of the gain from operations that has not been subjected to tax, plus certain deductions. The balance of this account is approximately $2.1 million. At current rates the maximum amount of such tax would be approximately $700 thousand. Income taxes are not provided for on this amount because under current U.S. tax rules such taxes will become payable only to the extent such amounts are distributed as a dividend or exceed limits prescribed by federal law. The 2004 Tax Act provides that this account can be reduced directly by distributions made by the life insurance subsidiaries in 2005 and 2006. The Company intends to make sufficient distributions to eliminate this account within the timeframe permitted under the Act.

7.    SHAREHOLDER'S EQUITY

      SHAREHOLDER'S EQUITY AND DIVIDEND AVAILABILITY

      The Company's statutory net income (loss) was $(211) million, $37 million and $(134) million for the years ended December 31, 2004, 2003 and 2002, respectively. Statutory capital and surplus was $942 million and $494 million at December 31, 2004 and 2003, respectively.

      The Company is currently subject to various regulatory restrictions that limit the maximum amount of dividends available to be paid to its parent without prior approval of insurance regulatory authorities. In accordance with Connecticut statutes, the Company may not pay dividends during 2005 without prior approval of the State of Connecticut Insurance Department.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

      ACCUMULATED OTHER CHANGES IN EQUITY FROM NONOWNER SOURCES, NET OF TAX

      Changes in each component of Accumulated Other Changes in Equity from Nonowner Sources were as follows:

                                                                                 NET                                 ACCUMULATED
                                                                              UNREALIZED         DERIVATIVE        OTHER CHANGES
                                                                             GAIN/LOSS ON      INSTRUMENTS &      IN EQUITY FROM
                                                                              INVESTMENT          HEDGING               NONOWNER
      ($ IN MILLIONS)                                                         SECURITIES         ACTIVITIES              SOURCES
      --------------------------------------------------------------------------------------------------------------------------
      BALANCE, JANUARY 1, 2002                                                   $  13             $   3               $  16
      --------------------------------------------------------------------------------------------------------------------------
      Unrealized gains on investment securities, net of tax of $35                  64                --                  64
      Add:  Reclassification adjustment for losses included in net
         income, net of tax of $4                                                    8                --                   8
      Add:  Derivative instrument hedging activity gains, net of tax of $3          --                 7                   7
      --------------------------------------------------------------------------------------------------------------------------
      PERIOD CHANGE                                                                 72                 7                  79
      --------------------------------------------------------------------------------------------------------------------------

      BALANCE DECEMBER 3 1, 2002                                                    85                10                  95
      --------------------------------------------------------------------------------------------------------------------------
      Unrealized gains on investment securities,
         net of tax of $61                                                         114                --                 114
      Add:  Reclassification adjustment for losses included in net income,
         net of tax of $5                                                            9                --                   9
      Less:  Derivative instrument hedging activity loss, net of tax benefits
         of $(1)                                                                    --                (3)                 (3)
      --------------------------------------------------------------------------------------------------------------------------
      PERIOD CHANGE                                                                123                (3)                120
      --------------------------------------------------------------------------------------------------------------------------

      BALANCE, DECEMBER 31, 2003                                                   208                 7                 215
      Unrealized gains on investment securities,
         net of tax of $3                                                            5                --                   5
      Add: Reclassification adjustment for losses
         included in net income, net of tax of $2                                    4                --                   4
      Less: Derivative instrument hedging activity loss, net of tax
         benefits of $(3)                                                           --                (5)                 (5)
      --------------------------------------------------------------------------------------------------------------------------
      PERIOD CHANGE                                                                  9                (5)                  4
      --------------------------------------------------------------------------------------------------------------------------
      DECEMBER 31, 2004                                                          $ 217             $   2               $ 219
      --------------------------------------------------------------------------------------------------------------------------

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)

8.    BENEFIT PLANS

      PENSION AND OTHER POSTRETIREMENT BENEFITS

      The Company participates in a qualified, noncontributory defined benefit pension plan, a non-qualified pension plan and other postretirement benefits to retired employees through plans sponsored by Citigroup. The Company's share of net expense for these plans was not significant for 2004, 2003 and 2002.

      401(K) SAVINGS PLAN

      Substantially all of the Company's employees are eligible to participate in a 401(k) savings plan sponsored by Citigroup. The Company's expenses in connection with the 401(k) savings plan were not significant in 2004, 2003 and 2002. See Note 11.

9.    DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS

      DERIVATIVE FINANCIAL INSTRUMENTS

      The Company uses derivative financial instruments, including financial futures, interest rate swaps, options and forward contracts, as a means of hedging exposure to foreign currency, equity price changes and/or interest rate risk on anticipated transactions or existing assets and liabilities. The Company does not hold or issue derivative instruments for trading purposes.

      The Company uses exchange traded financial futures contracts to manage its exposure to changes in interest rates that arise from the sale of certain insurance and investment products, or the need to reinvest proceeds from the sale or maturity of investments. To hedge against adverse changes in interest rates, the Company enters long or short positions in financial futures contracts, which offset asset price changes resulting from changes in market interest rates until an investment is purchased, or a product is sold. Futures contracts are commitments to buy or sell at a future date a financial instrument, at a contracted price, and may be settled in cash or through delivery.

      The Company uses equity option contracts to manage its exposure to changes in equity market prices that arise from the sale of certain insurance products. To hedge against adverse changes in the equity market prices, the Company enters long positions in equity option contracts with major financial institutions. These contracts allow the Company, for a fee, the right to receive a payment if the Standard and Poor's 500 Index falls below agreed upon strike prices.

      The Company enters into interest rate swaps in connection with other financial instruments to provide greater risk diversification and better match the cash flows from assets and related liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date.

      Forward contracts are used on an ongoing basis to hedge the Company's exposure to foreign currency exchange rates that result from the net investment in the Company's direct foreign currency investments. To hedge against adverse changes in exchange rates, the Company enters into contracts to exchange

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

      foreign currency for U.S. Dollars with major financial institutions. These contracts cannot be settled prior to maturity. At the maturity date the Company must purchase the foreign currency necessary to settle the contracts.

      Several of the Company's hedging strategies do not qualify or are not designated as hedges for accounting purposes. This can occur when the hedged item is carried at fair value with changes in fair value recorded in earnings, the derivative contracts are used in a macro hedging strategy, the hedge is not expected to be highly effective, or structuring the hedge to qualify for hedge accounting is too costly or time consuming.

      The Company monitors creditworthiness of counterparties to these financial instruments by using criteria of acceptable risk that are consistent with on-balance-sheet financial instruments. The controls include credit approvals, limits and other monitoring procedures. Additionally, the Company enters into collateral agreements with its derivative counterparties. As of December 31, 2004 and 2003 the Company held collateral under these contracts amounting to approximately $101.5 million and $69.7 million, respectively.

      The table below provides a summary of the notional and fair value of derivatives by type:

      ($ IN MILLIONS)                                  DECEMBER 31, 2004                    DECEMBER 31, 2003
                                                              Fair Value                           Fair Value
                                                              ----------                           ----------
                                            Notional                              Notional
      Derivative Type                        Amount      Assets    Liabilities     Amount     Assets    Liabilities
      ---------------                       -----------------------------------------------------------------------
      Interest rate, equity and currency
       swaps                                $  228.5    $    4.1    $   12.5      $  331.8   $   12.2     $    8.5
      Financial futures                        216.9          --          --          92.2         --           --
      Interest rate and equity options       1,031.6       135.4          --         491.0      115.1           --
      Currency forwards                          3.1          --          --           1.4         --           --
      Credit derivatives                         8.6         0.2         0.1           8.6        0.2          0.1
                                            -----------------------------------------------------------------------
          TOTAL                             $1,488.7    $  139.7    $   12.6      $  925.0   $  127.5     $    8.6
                                            =======================================================================

      The following table summarizes certain information related to the Company's hedging activities for the years ended December 31, 2004 and 2003:

                                                  Year Ended          Year Ended
      ($ IN MILLIONS)                          December 31, 2004   December 31, 2003
      ------------------------------------------------------------------------------
      Hedge ineffectiveness recognized
         related to fair value hedges              $ (3.8)              $ (3.3)
      Hedge ineffectiveness recognized
         related to cash flow hedges                  (.1)                 (.3)
      Net gain or loss from economic
         hedges in earnings                           (.6)                 8.1

      Cash flow transaction amounts expected to be reclassified from accumulated other changes in equity from nonowner sources into pre-tax earnings within twelve months from December 31, 2004 is not significant.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

      FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

      In the normal course of business, the Company issues fixed and variable rate loan commitments and has unfunded commitments to partnerships and joint ventures. All of these commitments are to unaffiliated entities. The notional values of loan commitments at December 31, 2004 and 2003 were $34.4 million and $7.6 million, respectively. The notional values of other unfunded commitments were $19.9 million and $31.0 million at December 31, 2004 and 2003, respectively.

      FAIR VALUE OF CERTAIN FINANCIAL INSTRUMENTS

      The Company uses various financial instruments in the normal course of its business. Certain insurance contracts are excluded by SFAS No. 107, "Disclosure about Fair Value of Financial Instruments," and therefore are not included in the amounts discussed.

      At December 31, 2004, investments in fixed maturities had a carrying value and a fair value of $6.3 billion compared with a carrying value and a fair value of $5.4 billion at December 31, 2003. See Notes 1 and 2.

      At December 31, 2004, mortgage loans had a carrying value of $212.1 million and a fair value of $220.8 million and at December 31, 2003 had a carrying value of $135.4 million and a fair value of $147.6 million. In estimating fair value, the Company used interest rates reflecting the current real estate financing market.

      The carrying values of short-term securities were $420.0 million and $195.3 million in 2004 and 2003, respectively, which approximated their fair values. Policy loans, which are included in other invested assets, had carrying values of $31.9 million and $26.8 million in 2004 and 2003, respectively, which also approximated their fair values. The Company had interest rate and equity options with fair values of $135.4 million and $115.1 million, at December 31, 2004 and 2003, respectively, also included in other invested assets.

      The carrying values of $208.7 million and $260.6 million of financial instruments classified as other assets approximated their fair values at December 31, 2004 and 2003, respectively. The carrying values of $425.9 million and $439.2 million of financial instruments classified as other liabilities also approximated their fair values at December 31, 2004 and 2003, respectively. Fair value is determined using various methods, including discounted cash flows, as appropriate for the various financial instruments.

      At December 31, 2004 and 2003, contractholder funds with defined maturities had a carrying value of $2.8 billion and a fair value of $3.0 billion. The fair value of these contracts is determined by discounting expected cash flows at an interest rate commensurate with the Company's credit risk and the expected timing of cash flows. Contractholder funds without defined maturities had a carrying value of $610.6 million and a fair value of $543.2 million at December 31, 2004, compared with a carrying value of $677.7 million and a fair value of $527.3 million at December 31, 2003. These contracts generally are valued at surrender value.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

10.   COMMITMENTS AND CONTINGENCIES

      LITIGATION

      In August 1999, an amended putative class action complaint captioned LISA MACOMBER, ET AL. VS. TRAVELERS PROPERTY CASUALTY CORPORATION, ET AL. was filed in New Britain, Connecticut Superior Court against the Company, its parent corporation, certain of the Company's affiliates (collectively
      TLA), and the Company's former affiliate, Travelers Property Casualty Corporation. The amended complaint alleges Travelers Property Casualty Corporation purchased structured settlement annuities from the Company and spent less on the purchase of those structured settlement annuities than agreed with claimants; and that commissions paid to brokers of structured settlement annuities, including an affiliate of the Company, were paid, in part, to Travelers Property Casualty Corporation. The amended complaint was dismissed and following an appeal by plaintiff in September 2002 the Connecticut Supreme Court reversed the dismissal of several of the plaintiff's claims. On May 26, 2004, the Connecticut Superior Court certified a nation wide class action. The class action claims against TLA are violation of the Connecticut Unfair Trade Practice Statute, unjust enrichment and civil conspiracy. On June 15, 2004, the Defendants, including TLA, appealed the Connecticut Superior Court's May 26, 2004 class certification order.

      In 2003 and 2004, several issues in the mutual fund and variable insurance product industries have come under the scrutiny of federal and state regulators. Like many other companies in our industry, the Company has received a request for information from the Securities and Exchange Commission (SEC) and a subpoena from the New York Attorney General regarding market timing and late trading. During 2004 the SEC requested additional information about the Company's variable product operations on market timing, late trading and revenue sharing, and the SEC, the National Association of Securities Dealers and the New York Insurance Department have made inquiries into these issues and other matters associated with the sale and distribution of insurance products. In addition, like many insurance companies and agencies, in 2004 and 2005 the Company received inquiries from certain state Departments of Insurance regarding producer compensation and bidding practices. The Company is cooperating fully with all of these requests and is not able to predict their outcomes.

      In addition, the Company is a defendant or co-defendant in various other litigation matters in the normal course of business. These include civil actions, arbitration proceedings and other matters arising in the normal course of business out of activities as an insurance company, a broker and dealer in securities or otherwise.

      In the opinion of the Company's management, the ultimate resolution of these legal and regulatory proceedings would not be likely to have a material adverse effect on the Company's financial condition or liquidity, but, if involving monetary liability, may be material to the Company's operating results for any particular period.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

11.   RELATED PARTY TRANSACTIONS

      TIC handles banking functions, including payment of expenses for the Company and some of its non-insurance affiliates. In addition, Citigroup and certain of its subsidiaries provide investment management and accounting services, payroll, internal auditing, benefit management and administration, property management and investment technology services to the Company as of December 31, 2004 and 2003. Charges for these services are shared by the Company and TIC on cost allocation methods, based generally on estimated usage by department and were insignificant for the Company in 2004, 2003 and 2002.

      TIC maintains a short-term investment pool in which the Company participates. The position of each company participating in the pool is calculated and adjusted daily. At December 31, 2004 and 2003, the pool totaled approximately $4.1 billion and $3.8 billion, respectively. The Company's share of the pool amounted to $384.2 million and $124.6 million at December 31, 2004 and 2003, respectively, and is included in short-term securities in the balance sheet.

      At December 31, 2004 and 2003, the Company had investments in Tribeca Citigroup Investments Ltd., an affiliate of the Company, in the amounts of $13.8 million and $25.5 million, respectively. Income of $1.3 million, $6.6 million and $1.9 million was earned on these investments in 2004, 2003 and 2002, respectively.

      At December 31, 2004 and 2003 the Company had outstanding loaned securities to an affiliate, Citigroup Global Markets Inc., (CGMI) in the amount of $38.1 million and $7.1 million, respectively.

      The Company has other affiliated investments. The individual investment with any one affiliate was insignificant at December 31, 2004 and 2003.

      The Company's Travelers Target Maturity (TTM) Modified Guaranteed Annuity Contracts are subject to a limited guarantee agreement by TIC in a principal amount of up to $450 million. TIC's obligation is to pay in full to any owner or beneficiary of the TTM Modified Guaranteed Annuity Contracts principal and interest as and when due under the annuity contract to the extent that the Company fails to make such payment. In addition, TIC guarantees that the Company will maintain a minimum statutory capital and surplus level.

      The Company distributes fixed and variable annuity products through its affiliate Smith Barney (SB), a division of CGMI. Premiums and deposits related to these products were $506 million, $707 million and $821 million in 2004, 2003 and 2002, respectively. The Company also markets term and universal life products through SB. Premiums related to such products were $107.7 million, $87.5 million and $87.2 million in 2004, 2003 and 2002, respectively. Commissions and fees paid to SB were $50.2 million, $56.7 million and $57.5 million in 2004, 2003 and 2002, respectively.

      The Company also distributes deferred annuity products through its affiliates Primerica Financial Services, Inc. (PFS), CitiStreet Retirement Services, a division of CitiStreet LLC, (together with its subsidiaries, CitiStreet) and Citibank, N.A. (Citibank). Deposits received from PFS were $636 million, $628 million and $662 million in 2004, 2003 and 2002, respectively. Commissions and fees paid to PFS were $47.9 million, $52.4 million and $47.1 million in 2004, 2003 and 2002, respectively.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

      Deposits received from CitiStreet were $116 million, $82 million and $184 million in 2004, 2003 and 2002, respectively. Related commissions and fees paid to CitiStreet were $3.1 million, $2.3 million and $2.6 million in 2004, 2003 and 2002, respectively.

      Deposits received from Citibank were $112 million, $162 million and $117 million in 2004, 2003 and 2002, respectively. Commissions and fees paid to Citibank were $13.0 million, $12.4 million and $7.2 million in 2004, 2003 and 2002, respectively.

      The Company participates in a stock option plan sponsored by Citigroup that provides for the granting of stock options in Citigroup common stock to officers and other employees. To further encourage employee stock ownership, Citigroup introduced the WealthBuilder stock option program during 1997 and the Citigroup Ownership Program in 2001. Under these programs, all employees meeting established requirements have been granted Citigroup stock options. During 2001, Citigroup introduced the Citigroup 2001 Stock Purchase Program for new employees, which allowed eligible employees of Citigroup, including the Company's employees, to enter into fixed subscription agreements to purchase shares at the market value on the date of the agreements. During 2003 Citigroup introduced the Citigroup 2003 Stock Purchase Program, which allowed eligible employees of Citigroup, including the Company's employees, to enter into fixed subscription agreements to purchase shares at the lesser of the market value on the first date of the offering period or the market value at the close of the offering period. Enrolled employees are permitted to make one purchase prior to the expiration date. The Company's charge to income for these plans was insignificant in 2004, 2003 and 2002.

      Most leasing functions for TIC and the Company are administered by a Citigroup subsidiary. Rent expense related to leases is shared by the companies on a cost allocation method based generally on estimated usage by department. The Company's rent expense was insignificant in 2004, 2003 and 2002.

      During 2004 TLARC was established as a pure captive to reinsure 100% of the statutory-based risk associated with universal life contracts. Statutory premiums paid by the Company to TLARC totaled $927 million in 2004. Ceding commissions and experience refunds paid by TLARC to the Company totaled $913 million in 2004. The net amount paid was $14 million and was reported as a reduction of other income. See Note 3.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

12.   RECONCILIATION OF NET INCOME TO NET CASH USED IN OPERATING ACTIVITIES

      The following table reconciles net income to net cash used in operating activities:

      --------------------------------------------------------------------------------
      FOR THE YEAR ENDED DECEMBER 31,                        2004      2003      2002
      ($ IN MILLIONS)
      --------------------------------------------------------------------------------
      Net Income                                             $ 158     $ 119     $ 103
      Adjustments to reconcile net income to cash used in
         operating activities:
      Realized (gains) losses                                  (17)        7        31
      Deferred federal income taxes                            (47)      (39)       87
      Amortization of deferred policy acquisition costs        226       136        67
      Additions to deferred policy acquisition costs          (469)     (351)     (317)
      Investment income accrued                                 (7)      (37)      (35)
      Insurance reserves                                       (49)      (16)       (9)
      Other                                                    314       (44)       72
      --------------------------------------------------------------------------------
      Net cash used in operations                            $ 109     $(225)    $  (1)
      --------------------------------------------------------------------------------

13.   NON-CASH INVESTING AND FINANCING ACTIVITIES

      There were no significant non-cash activities for the years end December 31, 2004, 2003 and 2002.

14.   SUBSEQUENT EVENT

      On January 31, 2005, Citigroup announced that it had agreed to sell TIC, the Company and certain other domestic and international insurance businesses (the Life Insurance and Annuity Businesses) to MetLife, Inc. (MetLife) pursuant to an Acquisition Agreement (the Agreement). The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Citigroup currently anticipates that the intended sale would be completed this summer.

      TIC's Primerica segment and certain other assets will remain with Citigroup. Accordingly, prior to the closing, TIC will distribute to its parent company, by way of dividend, Primerica Life Insurance Company and certain other assets.

      Subject to closing adjustments described in the Agreement, the contemplated sale price would be $11.5 billion.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholder
The Travelers Life and Annuity Company:

Under date of March 28, 2005, we reported on the balance sheets of The Travelers Life and Annuity Company as of December 31, 2004 and 2003, and the related statements of income, changes in shareholder's equity and cash flows for each of the years in the three-year period ended December 31, 2004, which are included in the Form 10-K. In connection with our audits of the aforementioned financial statements, we also audited the related financial statement schedules as listed in the accompanying index. These financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statement schedules based on our audits.

In our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

As discussed in Note 1 to the financial statements, the Company changed its methods of accounting and reporting for certain nontraditional long-duration contracts and for separate accounts in 2004 and for goodwill and intangible assets in 2002.


/s/ KPMG LLP

Hartford, Connecticut
March 28, 2005

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                                   SCHEDULE I
       SUMMARY OF INVESTMENTS - OTHER THAN INVESTMENTS IN RELATED PARTIES
                                DECEMBER 31, 2004
                                 ($ IN MILLIONS)

------------------------------------------------------------------------------------------------------------------
                                                                                                  AMOUNT SHOWN IN
TYPE OF INVESTMENT                                                   COST           VALUE        BALANCE SHEET (1)
------------------------------------------------------------------------------------------------------------------
Fixed Maturities:
     Bonds:
         U.S. Government and government agencies and authorities    $  719          $  741             $  741
         States, municipalities and political subdivisions              57              65                 65
         Foreign governments                                            63              69                 69
         Public utilities                                              354             382                382
         Convertible bonds and bonds with warrants attached             25              28                 28
         All other corporate bonds                                   4,707           4,970              4,970
------------------------------------------------------------------------------------------------------------------
              Total Bonds                                            5,925           6,255              6,255
     Redeemable Preferred Stocks                                         4               6                  6
------------------------------------------------------------------------------------------------------------------
         Total Fixed Maturities                                      5,929           6,261              6,261
------------------------------------------------------------------------------------------------------------------

Equity Securities:
     Common Stocks:
         Industrial, miscellaneous and all other                        12              15                 15
------------------------------------------------------------------------------------------------------------------
              Total Common Stocks                                       12              15                 15
     Non-Redeemable Preferred Stocks                                     4               4                  4
------------------------------------------------------------------------------------------------------------------
         Total Equity Securities                                        16              19                 19
------------------------------------------------------------------------------------------------------------------

Mortgage Loans                                                         212                                212
Policy Loans (4)                                                        32                                 32
Short-Term Securities                                                  420                                420
Other Investments (2) (3)                                              312                                312
------------------------------------------------------------------------------------------------------------------
         Total Investments                                          $6,921                             $7,256
==================================================================================================================

(1) Determined in accordance with methods described in Notes 1 and 2 of Notes to Financial Statements.

(2) Excludes cost and carrying value of investments in related parties of $72 million and $73 million, respectively.

(3) Includes derivatives marked to market and recorded at fair value in the balance sheet.

(4)   Included in other invested assets on balance sheet.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                                  SCHEDULE III
                       SUPPLEMENTARY INSURANCE INFORMATION
                                    2002-2004
                                 ($ IN MILLIONS)

------------------------------------------------------------------------------------------------------------------------------------
                              FUTURE POLICY                           BENEFITS,
                              BENEFITS, LOSSES,           NET         CLAIMS, LOSSES                             OTHER
           DEFERRED POLICY    CLAIMS AND LOSS    PREMIUM  INVESTMENT  AND SETTLEMENT  AMORTIZATION OF DEFERRED   OPERATING  PREMIUMS
           ACQUISITION COSTS  EXPENSES (1)       REVENUE  INCOME      EXPENSES (2)    POLICY ACQUISITION COSTS   EXPENSES   WRITTEN
------------------------------------------------------------------------------------------------------------------------------------
     2004      $1,522            $6,306            $40      $389          $326                $226                 $63        $40

     2003      $1,279            $5,610            $41      $356          $307                $136                 $49        $41

     2002      $1,064            $5,032            $43      $312          $275                $ 67                 $32        $43

(1)   Includes contractholder funds.

(2)   Includes interest credited on contractholder funds.

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                                   SCHEDULE IV
                                   REINSURANCE
                                 ($ IN MILLIONS)

-----------------------------------------------------------------------------------------
                                                                               PERCENTAGE
                                                        ASSUMED                OF AMOUNT
                                       CEDED TO OTHER  FROM OTHER              ASSUMED TO
                         GROSS AMOUNT    COMPANIES      COMPANIES  NET AMOUNT     NET
-----------------------------------------------------------------------------------------
2004
----
Life Insurance In Force    $54,886        $44,286       $    --      $10,600       -- %
Premiums:
     Annuity               $     6        $    --       $    --      $     6
     Individual life            68             34            --           34
                           -------        -------       -------      -------
         Total Premiums    $    74        $    34       $    --      $    40       -- %
                           =======        =======       =======      =======

2003
----

Life Insurance In Force    $43,671        $34,973       $    --      $ 8,698       -- %
Premiums:
     Annuity               $     4        $    --       $    --      $     4
     Individual Life            62             25            --           37
                           -------        -------       -------      -------
         Total Premiums    $    66        $    25       $    --      $    41       -- %
                           =======        =======       =======      =======

2002
----
Life Insurance In Force    $35,807        $29,261       $    --      $ 6,546       -- %
Premiums:
     Annuity               $     5        $    --       $    --      $     5
     Individual life            53             15            --           38
                           -------        -------       -------      -------
         Total Premiums    $    58        $    15       $    --      $    43       -- %
                           =======        =======       =======      =======

                           PIONEER ANNUISTAR(SM) PLUS
                            PORTFOLIO ARCHITECT PLUS
                            SCUDDER ADVOCATE REWARDS

                       STATEMENT OF ADDITIONAL INFORMATION

               TLAC SEPARATE ACCOUNT TWELVE FOR VARIABLE ANNUITIES

                      INDIVIDUAL VARIABLE ANNUITY CONTRACT
                                    ISSUED BY

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                                  ONE CITYPLACE
                        HARTFORD, CONNECTICUT 06103-3415

L-19932S-TLAC                                                           May 2005

                                     PART C

                                OTHER INFORMATION

ITEM 24.      FINANCIAL STATEMENTS AND EXHIBITS

(a) The financial statements of the Registrant and the Report of Independent Registered Public Accounting Firm thereto are contained in the Registrant's Annual Report and are included in the Statement of Additional Information. The financial statements of the Registrant include:

       Statement of Assets and Liabilities as of December 31, 2004
       Statement of Operations for the year ended December 31, 2004
       Statement of Changes in Net Assets for the years ended December 31, 2004 and 2003
       Statement of Investments as of December 31, 2004
       Notes to Financial Statements

       The financial statements and schedules of The Travelers Life and Annuity Company and the report of Independent Registered Public Accounting Firm, are contained in the Statement of Additional Information. The financial statements of The Travelers Life and Annuity Company include: Statements of Income for the years ended December 31, 2004, 2003 and 2002 Balance Sheets as of December 31, 2004 and 2003 Statements of Changes in Retained Earnings and Accumulated Other Changes in Equity from Non-Owner Sources for the years ended December 31, 2004, 2003 and 2002 Statements of Cash Flows for the years ended December 31, 2004, 2003 and 2002 Notes to Financial Statements Financial Statement Schedules

(b) EXHIBITS

     EXHIBIT
      NUMBER      DESCRIPTION

        1. Resolution of The Travelers Life and Annuity Company Board of Directors authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit 1 to the Registration Statement on Form N-4, filed May 23, 1997.)

        2.        Not Applicable.

      3(a). Distribution and Principal Underwriting Agreement among the Registrant, The Travelers Life and Annuity Company and Travelers Distributions LLC (Incorporated herein by reference to Exhibit 3(a) to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, File No. 333-58809 filed February 26, 2001.)

      3(b). Form of Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4, File No. 333-65946 filed April 15, 2003.)

      4(a). Form of Variable Annuity Contract. (Incorporated herein by reference to Exhibit 4 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-101814, filed April 17, 2003.)

      4(b). Form of Guaranteed Minimum Withdrawal Rider. (Incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, file No. 333-101778, filed November 19, 2004.)

        5. Form of Application. (Incorporated herein by reference to Exhibit 5 to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-101778 filed April 17, 2003.)

      6(a). Charter of The Travelers Life and Annuity Company, as amended on April 10, 1990. (Incorporated herein by reference to Exhibit 6(a) to the Registration Statement on Form N-4, File No. 333-40191, filed November 13, 1998.)

      6(b). By-Laws of The Travelers Life and Annuity Company, as amended on October 20, 1994. (Incorporated herein by reference to Exhibit 6(b) to the Registration Statement on Form N-4, File No. 33-58131, filed via Edgar on March 17, 1995.)

        7. Form of Reinsurance Contract. (Incorporated herein by reference to Exhibit 7 to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4, File No. 333-65942 filed April 15, 2003.)

        8. Form of Participation Agreement. (Incorporated herein by reference to Exhibit 8 to Post-Effective Amendment No 8 to the Registration Statement on Form N-4, File No. 333-101778.

        9. Opinion of Counsel as to the legality of securities being registered. (Incorporated herein by reference to Exhibit 9 to the Registration Statement on Form N-4, filed December 12, 2002.)

       10. Consent of KPMG LLP, Independent Registered Public Accounting Firm. Filed herewith.

       11.        Not applicable.

       12.        Not applicable.

       14.        Powers of Attorney authorizing Ernest J. Wright or Kathleen A.
                  McGah as signatory for George C. Kokulis, Glenn D. Lammey, Marla Berman Lewitus and Kathleen L. Preston. (Incorporated herein by reference to Exhibit 15 to Registration Statement on Form N-4, filed December 12, 2002.)

                  Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for William P. Krivoshik. (Incorporated herein by reference to Exhibit 14 to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, File No. 333-101814, filed January 21, 2005.)

                  Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Edward W. Cassidy. (Incorporated herein by reference to Exhibit 14 to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, File No. 333-101814, filed January 21, 2005.)


ITEM 25.      DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME AND PRINCIPAL           POSITIONS AND OFFICES
BUSINESS ADDRESS             WITH INSURANCE COMPANY

George C. Kokulis            Director, Chairman, President and Chief Executive
                             Officer

Glenn D. Lammey              Director, Senior Executive Vice President, Chief
                             Financial Officer, Chief Accounting Officer

Kathleen L. Preston          Director and Executive Vice President

Edward W. Cassidy            Director and Executive Vice President

Brendan M. Lynch             Executive Vice President

David P. Marks               Executive Vice President and Chief Investment
                             Officer

Winnifred Grimaldi           Senior Vice President

Marla Berman Lewitus         Director, Senior Vice President and General Counsel

William P. Krivoshik         Director, Senior Vice President and Chief
                             Information Officer

David A. Golino              Vice President and Controller

Donald R. Munson, Jr.        Vice President

Mark Remington               Vice President

Tim W. Still                 Vice President

Bennett Kleinberg            Vice President

Dawn Fredette                Vice President

George E. Eknaian            Vice President and Chief Actuary

Linn K. Richardson           Second Vice President and Actuary

Paul Weissman                Second Vice President and Actuary

Ernest J.Wright              Vice President and Secretary

Kathleen A. McGah            Assistant Secretary and Deputy General Counsel

Principal Business Address:

*        The Travelers Insurance Company
         One Cityplace
         Hartford, CT  06103-3415


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

Incorporated herein by reference to Exhibit 16 to Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, File No. 333-101778.

ITEM 27.      NUMBER OF CONTRACT OWNERS

As of February 28, 2005 6,168 Contract Owners held qualified and non-qualified contracts offered by the Registrant.

ITEM 28.      INDEMNIFICATION

Sections 33-770 to 33-778, inclusive of the Connecticut General Statutes ("C.G.S.") regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation's obligation to provide such indemnification generally does not apply unless (1) the individual is wholly successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation and in all other cases, his conduct was at least not opposed to the best interests of the corporation, and in a criminal case he had no reasonable cause to believe his conduct was unlawful; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

C.G.S. Section 33-778 provides an exclusive remedy; a Connecticut corporation cannot indemnify a director or officer to an extent either greater or less than that authorized by the statute, e.g., pursuant to its certificate of incorporation, by-laws, or any separate contractual arrangement. However, the statute does specifically authorize a corporation to procure indemnification insurance to provide greater indemnification rights. The premiums for such insurance may be shared with the insured individuals on an agreed basis.

Citigroup Inc. also provides liability insurance for its directors and officers and the directors and officers of its subsidiaries, including the Registrant. This insurance provides for coverage against loss from claims made against directors and officers in their capacity as such, including, subject to certain exceptions, liabilities under the federal securities laws.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liability (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.      PRINCIPAL UNDERWRITER

(a)    Travelers Distribution LLC
       One Cityplace
       Hartford, CT 6103-3415

Travelers Distribution LLC also serves as principal underwriter and distributor for the following funds:

The Travelers Fund U for Variable Annuities, The Travelers Fund VA for Variable Annuities, The Travelers Fund BD for Variable Annuities, The Travelers Fund BD II for Variable Annuities, The Travelers Fund BD III, The Travelers Fund BD IV for Variable Annuities, The Travelers Fund ABD II for Variable Annuities, The Travelers Separate Account PF for Variable Annuities, The Travelers Separate Account PF II for Variable Annuities, The Travelers Separate Account QP for Variable Annuities, The Travelers Separate Account TM for Variable Annuities, The Travelers Separate Account TM II for Variable Annuities, The Travelers Separate Account Five for Variable Annuities, The Travelers Separate Account Six for Variable Annuities, The Travelers Separate Account Seven for Variable Annuities, The Travelers Separate Account Eight for Variable Annuities, The Travelers Separate Account Nine for Variable Annuities, The Travelers Separate Account Ten for Variable Annuities, The Travelers Fund UL for Variable Life Insurance, The Travelers Fund UL II for Variable Life Insurance, The Travelers Fund UL III for Variable Life Insurance, The Travelers Variable Life Insurance Separate Account One, The Travelers Variable Life Insurance Separate Account Two, The Travelers Variable Life Insurance Separate Account Three, The Travelers Variable Life Insurance Separate Account Four, The Travelers Separate Account MGA, The Travelers Separate Account MGA II, The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities and The Travelers Timed Aggressive Stock Account for Variable Annuities, Citicorp Life Variable Annuity Separate Account and First Citicorp Life Variable Annuity Separate Account, TIC Separate Account Eleven for Variable Annuities, TLAC Separate Account Twelve for Variable Annuities, TIC Separate Account Thirteen for Variable Annuities, TLAC Separate Account Fourteen for Variable Annuities, TIC Variable Annuity Separate Account 2002, TLAC Variable Annuity Separate Account 2002 and The Travelers Separate Account QPN for Variable Annuities.

(b)    NAME AND PRINCIPAL           POSITIONS AND OFFICES
       BUSINESS ADDRESS             WITH UNDERWRITER

       Kathleen L. Preston          Board of Manager

       Glenn D. Lammey              Board of Manager

       William F. Scully III        Board of Manager

       Donald R. Munson, Jr.        Board of Manager, President, Chief Executive
                                    Officer and Chief Operating Officer

       Tim W. Still                 Vice President

       Anthony Cocolla              Vice President

       John M. Laverty              Treasurer and Chief Financial Officer

       Stephen E. Abbey             Chief Compliance Officer

       Alison K. George             Director and Chief Advertising Compliance
                                    Officer

       Stephen T. Mullin            Chief Compliance Officer

       Ernest J. Wright             Secretary

       Kathleen A. McGah            Assistant Secretary

       William D. Wilcox            Assistant Secretary

* The business address for all the above is: One Cityplace, Hartford, CT 06103-3415.

(c)    Not Applicable

ITEM 30.      LOCATION OF ACCOUNTS AND RECORDS

(1)    The Travelers Life and Annuity Company
       One Cityplace
       Hartford, Connecticut  06103-3415

ITEM 31.      MANAGEMENT SERVICES

Not Applicable.

ITEM 32.      UNDERTAKINGS

The undersigned Registrant hereby undertakes:

(a) To file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen months old for so long as payments under the variable annuity contracts may be accepted;

(b) To include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(c) To deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

The Company hereby represents:

(a). That the aggregate charges under the Contracts of the Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this amendment to this registration statement and has caused this amendment to this registration statement to be signed on its behalf, in the City of Hartford, and State of Connecticut, on this 20th day of April, 2005.


               TLAC SEPARATE ACCOUNT TWELVE FOR VARIABLE ANNUITIES
                                  (Registrant)


                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                                   (Depositor)


                                By: *GLENN D. LAMMEY
                                    --------------------------------------------
                                    Glenn D. Lammey, Chief Financial Officer,
                                    Chief Accounting Officer


As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 20th day of April, 2005.


*GEORGE C. KOKULIS              Director, President and Chief Executive Officer
----------------------------    (Principal Executive Officer)
(George C. Kokulis)

*GLENN D. LAMMEY                Director, Chief Financial Officer, Chief
----------------------------    Accounting Officer (Principal Financial Officer)
(Glenn D. Lammey)

*MARLA BERMAN LEWITUS           Director, Senior Vice President and
----------------------------    General Counsel
(Marla Berman Lewitus)

*KATHLEEN L. PRESTON            Director and Executive Vice President
----------------------------
(Kathleen L. Preston)

*EDWARD W. CASSIDY              Director and Executive Vice President
----------------------------
(Edward W. Cassidy)

*WILLIAM P. KRIVOSHIK           Director, Senior Vice President and Chief
----------------------------    Information Officer
(William P. Krivoshik)



*By:     /s/ Ernest J. Wright, Attorney-in-fact
         --------------------------------------

                                  EXHIBIT INDEX

EXHIBIT NO.  DESCRIPTION
-----------  -----------
    10.      Consent of KPMG LLP, Independent Registered Public Accounting Firm.